VARIABLE LIFE INSURANCE                  ANNUAL REPORT        DECEMBER 31, 2002

                                           VARIABLE UNIVERSAL LIFE

            VARIABLE LIFE INSURANCE
            .      Prudential Survivorship Preferred(R)
            .      Prudential Variable Universal Life
            .      Pruco Life's Variable Universal Life
            .      Pruco Life's Survivorship Variable Universal Life
            .      Pruco Life of New Jersey Survivorship Variable Universal Life

            INVESTMENT ADVISERS
            .      Prudential Investment LLC
            .      AIM Advisors, Inc.
            .      American Century Investment Management Inc.
            .      Franklin Templeton Variable Insurance Product Trust
            .      Janus Capital Corporation
            .      Massachusetts Financial Services Company
            .      T. Rowe Price International Series Inc.

The Prudential Insurance Company of America
715 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark NJ 07102-2992
[ILLEGIBLE]

Pruco Life Insurance Company not licensed to do business in New York.

                                                  [LOGO OF PRUDENTIAL FINANCIAL]

This report may be used with the public only when preceded or accompanied by a current prospectus and Monthly Performance Review for the variable life insurance contract. The Monthly Performance Review shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product's mortality and expense risk charge.

For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Monthly Performance Review. The prospectus contains more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy's insurance protection. The prospectus should be read carefully before you invest or send money.

Survivorship Preferred is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Variable Universal Life is issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 (in New York, issued by The Prudential Insurance Company of America). Survivorship Variable Universal Life is issued by Pruco Life Insurance Company (except in New Jersey and New York where the issuer is Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street Newark, NJ -07102-2992. Variable Life is distributed by Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

Life insurance policies contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details.

                       GLOSSARY OF BENCHMARK DEFINITIONS

Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.
Lehman Brothers Corporate High Yield Bond Index is an unmanaged Index comprised of more than 700 noninvestment-grade bonds.
Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years.
Lehman Government/Corporate Bond Index is an unmanaged index comprised of government and corporate bonds.
Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed income securities rated BB.

Lipper (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

Balanced Funds Average                    Large-Cap Core Funds Average     Natural Resources Funds Average
Corporate Debt Funds BBB-Rated Average    Large-Cap Growth Funds Average   S&P 500 Index Funds Average
General Bond Funds Average                Large-Cap Value Funds Average    Small-Cap Core Funds Average
General US Government Funds Average       Mid-Cap Value Funds Average      Small-Cap Growth Funds Average
Global Funds Average                      Money Market Funds Average       Specialty/Miscellaneous Funds Average
High Current Yield Bond Funds Average     Multi-Cap Core Funds Average     Target Maturity Funds Average
Income Funds Average                      Multi-Cap Growth Funds Average
International Funds Average               Multi-Cap Value Funds Average

Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East.
Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and Far East.
Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book, ratios and higher forecasted growth values. Russell 1000(R) Index measures the performance of the 1,00 largest companies in the Russell 3000(R) index, which represents approximately 92% of the total market.
Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.
Russell 2500(TM) Growth Index measures the performance of those Russell 2500
(TM) companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.
Russell 2500(TM) Value Index measures the performance of those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with Higher price-to-book ratios and higher forecasted growth values.
Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.
S&P Midcap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the mid-size company segment of the U.s. stock market.
S&P Small 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.
S&P Supercomposite 1500 Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, provides a broad representation of the entire U.S. market, representing 87% of the total U.S. equity market capitalization.

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Funds Average (40%), T-Bill S-Month Blend (10%).
Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Funds Average (35%), T-Bill 3-Month Blend (5%).
Aggressive Growth Asset Allocation Custom Blended Index is comprised of 12.5% Russell 2500(R) Value Index, 20% S&P 500 Barra Value Index, 20% Russell 1000(R) Growth Index, 12.5% S&P MidCap 400 Index, 35% MSCI EAFE Index.
Balanced Asset Allocation Custom Blended Index is comprised of 25% Lehman Aggregate Index. 15% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 17.5% S&P 500 Barra Value Index, 17.5% Russell 1000(R) Growth Index, 10% MSCI EAFE Index.
Conservative Asset Allocation Custom Blended Index is comprised of 40% Lehman Aggregate Index, 20% Lehman Intermediate BB Index, 5% Russell 2500(R) Value Index, 5% S&P MidCap 400 Index, 15% S&P 500 Barra Value Index, 15% Russell 1000(R) Growth Index.
Growth Asset Allocation Custom Blended Index is comprised of 10% Lehman Aggregate Index, 10% Lehman Intermediate BB Index, 7.5% Russell 2500(R) Value Index, 7.5% S&P MidCap 400 Index, 22.5% S&P 500 Barra Value Index, 22.5% Russell 1000(R) Growth Index, 20% MSCI EAFE Index.
Diversified Conservative Growth Custom Blended Index is comprised of 15% S&P 500 Barra Value Index, 15% S&P 500 Barra Growth Index, 5% Russell 2000(R) Value Index, 5%, 20% Russell 1000(R) Growth Index, 40% Lehman Brothers Aggregate Bond Funds Average, 20% Lehman Brothers High Yield Bond Funds Average.

   This page may include certain benchmarks not applicable to the portfolios available in this particular report.

Letter to Contract Owners

..    THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

     Conservative Balanced Portfolio
     Diversified Bond Portfolio
     Equity Portfolio
     Flexible Managed Portfolio
     Global Portfolio
     Government Income Portfolio
     High Yield Bond Portfolio
     Jennison Portfolio
     Money Market Portfolio
     Natural Resources Portfolio
     Small Capitalization Stock Portfolio
     SP Aggressive Growth Assert Allocation Portfolio
     SP AIM Aggressive Growth Portfolio
     SP AIM Core Equity Portfolio
     SP Alliance Large Cap Growth Portfolio
     SP Alliance Technology Portfolio
     SP Balanced Asset Allocation Portfolio
     SP Conservative Asset Allocation Portfolio
     SP Davis Value Portfolio
     SP Deutsche International Equity Portfolio
     SP Growth Asset Allocation Portfolio
     SP INVESCO Small Company Growth Portfolio
     SP Jennison International Growth Portfolio
     SP Large Cap Value Portfolio
     SP MFS Capital Opportunities Portfolio
     SP Mid Cap Growth Portfolio
     SP PIMCO High Yeild Portfolio
     SP PIMCO Total Return Portfolio
     SP Prudential U.S. Emerging Growth Portfolio
     SP Small/Mid Cap Value Portfolio
     SP Strategic Partners Focused Growth Portfolio
     Stock Index Portfolio
     Value Portfolio
     Zero-Coupon Bond 2005 Portfolio

..    AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Premier Equity Fund

..    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value Fund

..    FRANKLIN TEMPLETON VARIABLE PRODUCTS TRUST
     Franklin Small Cap Fund Class II

..    JANUS ASPEN SERIES
     Janus Aspen Growth Portfolio

..    MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS(R)Emerging Growth Series

..    T. ROWE PRICE INTERNATIONAL SERIES, INC.
     T. Rowe Price International Stock Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy contract that you have chosen. Please refer to your life insurance prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.           Annual Report      December 31, 2002

Letter to Contract Owners

                                                                        [PHOTO]
                                                                       CHAIRMAN
                                                          DAVID R. ODENATH, JR.

                                                          We recommend that any
                                                     changes to your investment
                                                     strategy be based on sound
                                               financial principles rather than
                                                  in reaction to market events.
                                                    It can help to speak with a
                                                        financial professional.

DEAR CONTRACT OWNER,
This annual report reviews the investment strategies and performance of the portfolios available in your Prudential Financial variable life insurance or variable annuity contract.

AN EXCEPTIONALLY LARGE GAP BETWEEN STOCK AND BOND RETURNS
In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974. Some of the investors' cash was reinvested in bonds. Together with a slower-than-expected economic recovery, which kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well.

PLAN WITH REALISTIC EXPECTATIONS
The performance of the different asset classes in 2002 suggests that some investors changed their asset allocation in response to the falling equity market (accelerating the fall in the process). Although both bond and stock prices fluctuate, stocks historically have been more volatile. They are nonetheless part of most asset allocation plans because their returns have been higher than those on bonds over the long term. The principles of finance state that there ought to be a trade-off between volatility and long-term return. One advantage of consulting a financial professional is that professionally designed plans take this trade-off into account. Your asset allocation should be appropriately diversified to help you reach your investment goals, taking into account the amount of time you have to reach them and your personal tolerance for risk.

GOOD COUNSEL HELPS IN DIFFICULT TIMES
Distracting market turbulence and world-changing international events can make it difficult to keep focused on your personal goals. We recommend that any changes to your investment strategy be based on sound financial principles rather than in reaction to market events. It can help to speak with a financial professional.

We appreciate your continued confidence in The Prudential Series Fund, Inc.

Sincerely,



/s/ David R. Odenath, Jr.
David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2003

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

CONSERVATIVE BALANCED PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

We believe for suitable clients this is an excellent time to emphasize stocks in the Portfolio, primarily because stocks are less expensive than other investments. Money market yields are well below 2%, and bond yields hover around levels lower than any since the early 1960s. In addition, the sharp decline in corporate earnings appears to have stabilized, and companies are taking the necessary steps to improve profitability. Periods of stress have often proven to be the best times to buy stocks.


.. PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL              SIX
 RETURN PERCENTAGES/1/           MONTH     1-YEAR     3-YEAR    5-YEAR  10-YEAR
Conservative Balanced
 Portfolio/1/                    -3.19%    -8.98%     -3.90%     1.14%    5.83%
S&P 500 Index/2/                -10.30%   -22.09%    -14.54%    -0.58%    9.34%
Conservative Balanced
 Custom Blended Index/2/         -2.39%    -7.40%     -3.05%     3.59%    8.44%
Lipper (VIP) Balanced
 Funds Average/2/                -4.38%   -10.17%     -3.89%     1.92%    7.26%

Conservative Balanced Portfolio inception date: 5/13/1983.

The Conservative Balanced Portfolio returned -8.98% in 2002. It outperformed the Lipper (VIP) Balanced Funds Average largely because of its significant holdings of bonds and money market assets.

                      $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                  CONSERVATIVE BALANCED
                  PORTFOLIO                  S&P 500
12/31/1992        10,000.0000              10,000.00
06/30/1993        10,782.5642              10,486.43
12/31/1993        11,219.7895              11,005.68
06/30/1994        10,958.2311              10,633.30
12/31/1994        11,111.3016              11,150.25
06/30/1995        12,204.3059              13,401.01
12/31/1995        13,030.3974              15,335.35
06/30/1996        13,687.4336              16,882.55
12/31/1996        14,675.6487              18,854.05
06/30/1997        15,819.6278              22,737.46
12/31/1997        16,650.0534              25,142.07
06/30/1998        17,985.4636              29,597.73
12/31/1998        18,603.9536              32,332.42
06/30/1999        19,355.4719              36,330.75
12/31/1999        19,849.1314              39,132.97
06/30/2000        20,125.4552              38,965.99
12/31/2000        19,753.3581              35,571.17
06/30/2001        19,557.5941              33,190.43
12/31/2001        19,354.7367              31,346.70
06/30/2002        18,198.5340              27,224.33
12/31/2002        17,617.4281              24,421.49

.. $17,617 Conservative Balanced Portfolio/1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

Asset allocation. Asset allocation had a particularly significant effect on performance in 2002. Stocks declined by approximately 22% while bonds rose by more than 10%. This 30-percentage-point difference was among the largest ever. Because it was so large, even a small shift in assets between bonds and stocks altered overall returns noticeably. Normally the Portfolio holds approximately 50% of its assets in stocks, while most of the remainder is in bonds. This is a lower equity allocation than that of most balanced funds, which normally hold about 60% in equities. Consequently, the Portfolio was not hurt as badly as most funds by the difficult stock market over the year as a whole.

We started the year 2002 with a near-normal equity exposure, but increased the allocation as stock prices declined and valuations improved. We ended the year with an exposure to equities of nearly 60%, a significant overweighting relative to our 50% norm, but near the equity allocation of the average balanced fund. It's impossible to time a market bottom precisely, and consequently, our approach is to gradually increase our allocation to stocks in a declining market in order to be ready for an eventual recovery. Our growing equity allocation helped the Portfolio considerably during the rally that occurred between mid-October and mid-December, but the recovery wasn't large enough to erase the losses incurred while building up the equity position. The asset allocation at year-end positions the Portfolio to benefit from further stock market gains.

Security selection. Although the overall return of our stocks was disappointing, they still nearly matched the benchmark S&P 500 Index. We slightly emphasized mid-caps, which outperformed large caps over the year. Conversely, although our bond returns were far better than those on our stocks, they lagged the benchmark Lehman Aggregate Bond Index. The shortfall was primarily attributable to an emphasis on corporate debt, which didn't keep up with Treasury bonds because investors were looking for the increased safety. The return also was hurt by an exposure to telecommunications sector bonds, although the Portfolio was not significantly harmed by any of the prominent bankruptcies in that sector during 2002.
-------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002

DIVERSIFIED BOND PORTFOLIO

..  MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC

The corporate bond market endured a very challenging period in 2002. We believe that the worst of the "corporate credit events" is over, and expect positive economic conditions to help improve corporate profitability. Even modest increases in profitability will benefit corporate credit quality.

Low rates on U.S. Treasury securities and an improving corporate bill of health should lead to a less risk-averse market environment in 2003. Thus, we expect corporate bonds to perform much better relative to Treasuries in 2003 than in 2002.

..  PERFORMANCE SUMMARY

                                                         SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/              MONTH   1-YEAR   3-YEAR   5-YEAR   10-YEAR
Diversified Bond Portfolio/1/                           5.54%    7.07%    7.92%    5.98%     6.90%
Lehman Brothers Aggregate Bond Index/2/                 6.23%   10.25%   10.10%    7.55%     7.51%
Lipper (VIP) Corporate Debt Funds BBB-Rated Average/2/  5.93%    8.19%    8.18%    5.97%     7.11%

Diversified Bond Portfolio inception date: 5/13/1983.

The Diversified Bond Portfolio returned 7.07% in 2002, while its Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average gained 8.19%. The Portfolio's exposure to high yield corporate bonds (commonly known as "junk bonds") and to lower-rated corporate bonds of investment-grade quality detracted from its relative performance.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                     DIVERSIFIED BOND PORTFOLIO      LEHMAN AGGREGATE BOND INDEX
12/31/1992                  10,000.0000                       10,000.00
06/30/1993                  10,723.3424                       10,689.53
12/31/1993                  11,013.2399                       10,974.95
06/30/1994                  10,593.4166                       10,550.44
12/31/1994                  10,657.2459                       10,654.85
06/30/1995                  11,944.8374                       11,874.22
12/31/1995                  12,866.7183                       12,623.28
06/30/1996                  12,669.1931                       12,469.91
12/31/1996                  13,432.5356                       13,081.55
06/30/1997                  13,984.2593                       13,486.21
12/31/1997                  14,583.4468                       14,344.51
06/30/1998                  15,230.4453                       14,907.92
12/31/1998                  15,626.8326                       15,590.59
06/30/1999                  15,370.1983                       15,376.94
12/31/1999                  15,511.8591                       15,462.44
06/30/2000                  15,946.7970                       16,078.89
12/31/2000                  17,020.3015                       17,260.07
06/30/2001                  17,921.3400                       17,884.31
12/31/2001                  18,207.8595                       18,717.57
06/30/2002                  18,470.6894                       19,427.13
12/31/2002                  19,494.6227                       20,837.04

.. $19,495 Diversified Bond Portfolio/1/
.. $20,637 Lehman Brothers Aggregate Bond Index/2/

..  PERFORMANCE REVIEW

A bearish stock market dragged lower by corporate governance scandals, a sluggish economic recovery that prompted the Federal Reserve to cut short-term interest rates, and growing tensions in the Middle East led investors to purchase Treasuries, federal agency issues, and mortgage-backed securities. Among corporate bonds, there was demand for debt issues of relatively safe companies in sectors such as retailing, autos, and railroads. This preference caused high-quality corporate bonds to perform far better than lower-quality corporate bonds. In fact, junk bonds posted a negative return in 2002 despite a fourth-quarter rally in corporate bond prices that erased some of their early losses.

While the Portfolio had considerable holdings in high-quality debt issues, it had a modest exposure to the high yield market that included bonds of Nextel, the now-bankrupt cable television firm Adelphia Communications, and others that declined in value. Some bonds initially rated investment grade were cut to junk bond status, such as those of WorldCom, the telecommunications firm that declared bankruptcy after becoming embroiled in an accounting scandal. We sold the Portfolio's WorldCom bonds in the second quarter of 2002. The Portfolio also held lower-rated investment-grade bonds that were a drag on its relative performance as their gains were quite limited by the preference for high-quality corporate bonds.

On the other hand, good security selection among emerging markets bonds helped the Portfolio. It held debt issues of Korean banks as well as Russian and Mexican bonds. The latter two performed well as both nations benefited when growing tensions in the Middle East helped boost oil prices. The Portfolio had very limited exposure to Latin American bonds earlier in the year when, among other factors, they were pressured by uncertainty about the outcome of the Brazilian Presidential election in October. However, we purchased Latin American debt issues after the election. These bonds rallied nicely in the fourth quarter of 2002 as investors were encouraged by the reasonably smooth transition to President-elect Luiz Inacio Lula da Silva's administration.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.         ANNUAL REPORT         DECEMBER 31, 2002

EQUITY PORTFOLIO

.. MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES, LLC; AND SALOMON
  BROTHERS ASSET MANAGEMENT

The Portfolio's holdings were determined by investment decisions made by several investment advisers independent of one another. This has resulted in a portfolio that held many different stocks representing all the broad economic sectors. The benefits of this strategy are twofold: It provides a level of diversification that may reduce the volatility of the Portfolio's return, and it provides the advantage of active management by carefully selected teams of advisers.

.. PERFORMANCE SUMMARY

                                                                                        10-YEAR/
                                                 SIX                                     SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH    1-YEAR    3-YEAR    5-YEAR    INCEPTION
Equity Portfolio: Class I/1/                   -12.01%   -22.34%   -10.69%    -2.61%        7.85%
Equity Portfolio: Class II/1/                  -12.17%   -22.62%   -11.06%      N/A        -9.32%
S&P 500 Index/2/                               -10.30%   -22.09%   -14.54%    -0.58%        9.34%
Russell 1000 Index/2/                          -10.13%   -21.65%   -14.16%    -0.58%        9.19%
Lipper (VIP) Large-Cap Core Funds Average/2/   -10.92%   -23.51%   -15.11%    -2.13%        7.28%

Equity Portfolio Class I inception date: 5/13/1983. Equity Portfolio Class II inception date: 5/4/1999. The benchmark "Since Inception" returns are based on Class I portfolio inception date.

The Equity Portfolio's Class I shares returned -22.34% in 2002, outperforming the Lipper (VIP) Large-Cap Core Funds Average. Its return was in line with the S&P 500 Index and only slightly below the Russell 1000 Index.

                         $10,000 INVESTED OVER 10 YEARS*

[GRAPHIC APPEARS HERE]

                EQUITY PORTFOLIO (CLASS 1)       S&P 500
12/31/1992            10,000.0000               10,000.00
06/30/1993            11,267.3103               10,486.43
12/31/1993            12,186.8210               11,005.68
06/30/1994            11,951.9334               10,633.30
12/31/1994            12,525.4209               11,150.25
06/30/1995            14,602.6939               13,401.01
12/31/1995            16,444.6508               15,335.35
06/30/1996            17,647.3049               16,882.55
12/31/1996            19,490.1434               18,854.05
06/30/1997            22,075.3139               22,737.46
12/31/1997            24,296.0517               25,142.07
06/30/1998            27,325.8172               29,597.73
12/31/1998            26,566.4119               32,332.42
06/30/1999            30,675.7324               36,330.75
12/31/1999            29,883.2739               39,132.97
06/30/2000            28,249.1883               38,965.99
12/31/2000            30,864.6399               35,571.17
06/30/2001            29,122.4300               33,190.43
12/31/2001            27,413.1852               31,346.70
06/30/2002            24,194.4350               27,224.33
12/31/2002            21,288.9934               24,421.49

.. $21,289 Equity Portfolio: Class I/1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

The Portfolio continues to be broadly diversified. However, its gold stocks, led by Newmont Mining, rose sharply in the first half of the year and contributed significantly to the Portfolio's return. Its significant position in the relatively stable electric utility industry and its copper holdings also were strong. Among the Portfolio's materials companies, however, aluminum and paper companies suffered from uncertainty about the pace of economic recovery.

Results in healthcare were split, with health service managers and hospitals benefiting from improved pricing and industry consolidation. Some research-oriented drug stocks also performed well. However, generic drug makers such as Teva Pharmaceuticals, which made a significant contribution to the Portfolio's return, are offering tough competition to drug companies. Wyeth and Pfizer were among the Portfolio's worst performers. The biotechnology firm Sepracor had a large negative impact because investors overreacted, in our view, to a delayed Food and Drug Administration ruling on its new nonsedating antihistamine. We think that many investors are overlooking Sepracor's large patent library and current royalty streams.

Among financials, banks and thrifts that were not severely affected by capital markets or corporate lending problems benefited from continuing low interest rates, that encouraged consumers to borrow. In contrast, some capital markets firms and insurance companies detracted from performance.

Detractors included technology companies whose corporate-level customers delayed projects because of uncertainty about their own profits, retailers whose stock fell because investors feared a slowdown in consumer spending, and electronic media companies that were hurt by the related advertising slowdown. The Portfolio's position in Tyco International fell when Tyco's new management and accountants uncovered financial irregularities. In our view, Tyco's shares fell more than was justified by their likely impact.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

*The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND INC.          ANNUAL REPORT         DECEMBER 31, 2002

FLEXIBLE MANAGED PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

We believe for suitable clients this is an excellent time to emphasize stocks in the Portfolio, primarily because stocks are less expensive than other investments. Money market yields are well below 2%, and bond yields hover around levels lower than any since the early 1960s. In addition, the sharp decline in corporate earnings appears to have stabilized and companies are taking the necessary steps to improve profitability. Periods of stress have often proven to be the best times to buy stocks.

.. PERFORMANCE SUMMARY

                                                  SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH     1-YEAR   3-YEAR   5-YEAR  10-YEAR
Flexible Managed Portfolio/1/                    - 6.06%   -12.74%  - 6.74%  -0.74%   6.02%

S&P 500 Index/2/                                 -10.30%   -22.09%  -14.54%  -0.58%   9.34%

Flexible Managed Custom Blended Index/2/         - 3.78%   -10.20%  - 5.21%   2.93%   8.77%

LIPPER (VIP) FLEXIBLE PORTFOLIO FUNDS AVERAGE/2/ - 4.75%   -10.32%  - 5.09%   1.66%   7.55%

Flexible Managed Portfolio inception date: 5/13/1983

The Flexible Managed Portfolio returned -12.74% in 2002. It trailed the Lipper
(VIP) Flexible Portfolio Funds Average because it increased its allocation to stocks during the year significantly above 60%, which is the allocation for most funds in that Lipper category. It far outperformed the S&P 500 Index primarily because of its holdings of bonds and money assets, but also because of good stock selection contributed.

[GRAPHIC APPEARS HERE]

                         $10,000 INVESTED OVER 10 YEARS

                 FLEXIBLE MANAGED PORTFOLIO             S&P 500
12/31/1992               10,000.0000                    10,000.00
06/30/1993               10,891.2434                    10,486.43
12/31/1993               11,557.8968                    11,005.68
06/30/1994               10,927.7369                    10,633.30
12/31/1994               11,192.1643                    11,150.25
06/30/1995               12,553.1886                    13,401.01
12/31/1995               13,893.4980                    15,335.35
06/30/1996               14,602.4815                    16,882.55
12/31/1996               15,787.4543                    18,654.05
06/30/1997               17,386.6050                    22.737.46
12/31/1997               18,623.4293                    25.142.07
06/30/1998               20,408.2703                    29,597.73
12/31/1998               20,529.6992                    32,332.42
06/30/1999               21,875.2069                    36,330.75
12/31/1999               22,125.9256                    39,132.97
06/30/2000               22,268.3732                    38,965.99
12/31/2000               21,806.8615                    35,571.17
06/30/2001               21,256.2007                    33,190.43
12/31/2001               20,567.2333                    31,346.70
06/30/2002               19,105.5102                    27,224.33
12/31/2002               17,947.1672                    24,421.49

.. $ 17,947 Flexible Managed Portfolio/1/
.. $ 24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

ASSET ALLOCATION. Asset allocation had a particularly significant effect on performance in 2002. Stocks declined by approximately 22% while bonds rose by more than 10%. This 30-percentage-point difference was among the largest ever. Because it was so large, even a small shift in assets between bonds and stocks altered overall returns noticeably.

Normally the Portfolio holds approximately 60% of its assets in stocks, while most of the remainder is in bonds. However, we emphasize stocks relative to other asset categories when they appear cheap. We started the year 2002 with a near-normal equity exposure, but increased the allocation as stock prices declined and valuations improved. Doing so, unfortunately, hurt performance. It's impossible to time a market bottom precisely, and consequently, our approach is to gradually increase our allocation to stocks in a declining market in order to be ready for an eventual recovery. We ended the year with nearly a 75% exposure to equities. This was close to our maximum and significantly greater than our 60% norm. It helped the Portfolio considerably during the rally that occurred between mid-Ooctober and mid-December, but the recovery wasn't large enough to erase the losses incurred while building up the equity position. The asset allocation at year-end positions the Portfolio to benefit from further stock market gains.

Security selection. Although the overall return of our stocks was disappointing, they still outpaced the benchmark S&P 500 Index. This was primarily due to good stock selection and a modest emphasis on mid-caps, which outperformed large caps over the year. Conversely, although our bond returns were far better than those on our stocks, they lagged the benchmark Lehman Aggregate Bond Index. The shortfall was primarily attributable to an emphasis on corporate debt, which didn't keep up with Treasury bonds because investors were looking for the increased safety. The return also was hurt by an exposure to telecommunications sector bonds, although the Portfolio was not significantly harmed by any of the prominent bankruptcies in that sector during 2002.

----------
The Portfolio may invest in foreign securities. Foreign investment are subject to the risks of currency fluctuation and the impact of social, political and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.      ANNUAL REPORT         DECEMBER 31, 2002

GLOBAL PORTFOLIO

.. MANAGED BY: JENNISON ASSOCIATES, LLC

In the current conditions, we are focusing on companies that we believe have strong market shares, unique products, or other competitive advantages that will allow them to prosper in a low-growth environment. In addition, we may also seek companies that derive substantial portions of their business from emerging markets such as China, where third-quarter gross domestic product (GDP) grew at an astonishing 8.1% pace (annualized).

.. PERFORMANCE SUMMARY


                                               SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/    MONTH   1-YEAR   3-YEAR   5-YEAR  10-YEAR
Global Portfolio/1/                          -13.24%  -25.14%  -20.23%   -1.20%   6.64%
MSCI Word Index/2/                           -12.14%  -19.89%  -16.67%   -2.11%   6.26%
Lipper (VIP) Global Funds Average/2/         -12.44%  -18.36%  -14.42%   -0.22%   7.08%

Global Portfolio inception date: 9/19/1998.

The Global Portfolio returned -25.14% in 2002, underperforming the Lipper (VIP) Global Funds Average. The underperformance was largely because the Portfolio was positioned for a broad economic recovery, whereas growth was slow in most industrialized countries.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                   GLOBAL PORTFOLIO                 MSCI WORLD INDEX
12/31/1992           10,000.0000                        10,000.00
06/30/1993           11,368.1529                        11,515.67
12/31/1993           14,314.0900                        12,250.25
06/30/1994           13,758.4851                        12,694.86
12/31/1994           13,614.6979                        12,872.07
06/30/1995           14,901.4123                        14,049.16
12/31/1995           15,776.3427                        15,539.21
06/30/1996           17,393.3056                        16,639.99
12/31/1996           18,883.1441                        17,633.71
06/30/1997           21,240.6014                        20,346.28
12/31/1997           20,200.5787                        20,413.38
06/30/1998           24,106.8826                        23,811.08
12/31/1998           25,266.5226                        25,381.59
06/30/1999           27,727.8781                        27,541.77
12/31/1999           37,462.2619                        31,710.46
06/03/2000           37,091.9528                        30,899.99
12/31/2000           30,839.5358                        27,531.54
06/30/2001           28,176.7707                        24,628.33
12/31/2001           25,400.0768                        22,899.66
06/30/2002           21,913.8865                        20,880.90
12/31/2002           19,013.2726                        18,345.81

.. $19,013 Global Portfolio/1/
.. $18,346 MSCI World Index/2/

.. PERFORMANCE REVIEW

The exceptionally poor global market for stocks was the primary reason for the Portfolio's loss. The decline particularly hurt financial firms, including the insurance companies ING (Netherlands) and Munich Reinsurance (Germany). Insurance companies also faced unusually high claims Firms that engage in capital markets activities saw their business drop, and Citigroup (United States) faced uncertainty about liabilities related to its investment banking activities.

Some of the Portfolio's media holdings were affected by the new critical focus on accounting. Accounting issues about the earnings America Online (AOL) had reported before its acquisition of Time Warner raised further questions about how profitable AOL Time Warner (United States) could be. We sold our position. Omnicom Group (United States), the world's third largest advertising conglomerate, was accused of employing questionable accounting practices to sustain reported earnings in a poor advertising environment. Omnicom's fuller financial disclosure and a clean independent audit appear to have put investors' fears to rest. Other consumer stocks fell because a projected downturn in consumer spending pulled down profit forecasts. In addition, Nintendo (Japan) faced intense industrywide price competition in the gaming system market.

Some consumer holdings made positive contributions to return, including the luxury goods companies Coach (United States) and LVMH Moet Hennessy Louis Vuitton (France). Stocks of Internet Companies that survived the shake-out also began to rise, including the Portfolio's positions in Expedia and Hotels.com (both United States).

We avoided the worst trouble in the telecommunications sector and benefited from underweighting technology stocks Nonetheless, we were premature in our focus on semiconductor companies such as Maxim Integrated Products (United States) and Taiwan Semiconductor Manufacturing (Taiwan). Maxim use proprietary technology to make special-purpose chips Taiwan Semiconductor is among the most efficient and best foundries (chip factories) in the world.

Companies benefiting from the rising interest in energy supplies that would be independent of events in the Middle East helped return, including oil services companies such as Smith International and Weatherford International (both United States). TotalFinalEIf (France), which we believe to be one of the highest-quality diversified oil and gas companies in the world, has large reserves in West Africa.

----------
Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

GOVERNMENT INCOME PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.
While nominal growth in global gross domestic product will likely be higher in 2003 than in 2002, we do not expect it to fuel enough inflation fears to require any of the major central banks to tighten monetary policy, at least in the first half of 2003. As the threat of inflation recedes further, central banks will continue to shift from fighting inflation to managing stability.

In our view, the most likely scenarios for the Federal Reserve (the Fed) include remaining on hold, cutting short-term interest rates further, or using its influence to drive long-term rates lower. The European Central bank will most likely cut rates in 2003. Thus, global interest rates will likely remain low, with declines possible in the longer end of the yield curve. The yield curve graphs the yields of bonds with the same credit quality ranging from the shortest to the longest maturities.

The risks to this low-rate scenario are the growing federal budget deficit in the United States and the corresponding increase in the issuance of U.S. Treasuries.

.. PERFORMANCE SUMMARY

                                                  SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH   1-YEAR   3-YEAR   5-YEAR   10-YEAR
Government Income Return Percentages/1/          7.33%   12.05%   10.94%   7.70%    7.56%
Lehman Brothers Govt. Bond Index/2/              7.44%   11.50%   10.63%   7.77%    7.56%
Lipper (VIP) General U.S. Govt. Funds Average/2/ 6.61%   10.68%    9.71%   6.94%    6.91%

Government Income Portfolio Inception date: 6/1/1989.

The Government Income Portfolio returned 12.05% in 2002, while the Lipper (VIP) General U.S. Government Funds Average gained 10.68%. Our approach to managing interest-rate risk and asset allocation were important factors that helped the Portfolio outperform its Lipper Average.

The portfolio's performance was achieved by investing in long-term bonds during a period of unprecedented returns in that sector of the market due to falling interest rates. There can be no assurance that this performance can be repeated in the future.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

            GOVERNMENT INCOME PORTFOLIO  LEHMAN GOVERNMENT BOND INDEX
12/31/1992           10,000.0000                    10,000.00
06/30/1993           10,907.7416                    10,754.07
12/31/1993           11,256.2174                    11,065.82
06/30/1994           10,625.2529                    10,610.33
12/31/1994           10,674.8906                    10,692.33
06/30/1995           11,953.2936                    11,889.83
12/31/1995           12,753.8369                    12,653.39
06/30/1996           12,443.9562                    12,426.36
12/31/1996           13,036.6064                    13,004.05
06/30/1997           13,379.5926                    13,345.55
12/31/1997           14,297.0734                    14,250.92
06/30/1998           14,860.8757                    14,846.93
12/31/1998           15,595.9676                    15,654.86
06/30/1999           15,187.8787                    15,299.70
12/31/1999           15,174.7404                    15,305.16
06/30/2000           15,846.9476                    16,065.50
12/31/2000           17,114.0726                    17,332.14
06/30/2001           17,484.8514                    17,725.58
12/31/2001           18,493.2411                    16,585.44
06/30/2002           19,305.1667                    19,287.41
12/31/2002           20,721.0591                    20,721.91

.. $20,721 Government Income Portfolio/1/
.. $20,722 Lehman Brothers Govt. Bond Index/2/

.. PERFORMANCE REVIEW

The U.S. bond market enjoyed a banner year in 2002. Investors were drawn to the relative safety of Treasuries, federal agency issues, and other high-quality bonds amid heightened volatility in the financial markets.

Three aspects of our strategy provided key support to the Portfolio; its positioning, its relatively modest exposure to long-term bonds, and its sector allocation. With respect to positioning, the Portfolio's slightly longer-than-average duration (a measure of a fund's sensitivity to changes in interest rates) enabled the Portfolio to derive greater benefit from the rally in bond prices that pushed bond yields lower. (Bond prices move inversely to interest rates.) The Portfolio also benefited from having an underweighted exposure to longer-term bonds as their yields declined less than yields of short- and intermediate-term bonds when the slope of the yield curve became steeper. The yield curve steepened in anticipation of a short-term rate cut that the Fed completed in November 2002 to stimulate a sluggish U.S. economic recovery.

The Portfolio was also helped by its sizable positions in federal agency securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. There was strong demand for these debt issues because they yield more than Treasuries and because deteriorating confidence in corporate credit quality led investors to look for alternative investments to stocks and corporate bonds.

----------
The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio's shares. /1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.   ANNUAL REPORT     DECEMBER 31, 2001

HIGH YIELD BOND PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

The market for high yield corporate bonds (commonly known as "junk bonds") faced many difficult challenges in 2002, but we believe the worst of its credit quality problems is behind it. Given our balanced approach to managing credit risk, we aim to preserve the Portfolio's income-producing ability and to enhance its potential for price appreciation by investing in bonds that we believe are undervalued. To achieve these ends, we are maintaining the Portfolio's core positions in bonds that tend to perform relatively well even under challenging economic conditions. We have also been adding selectively to the Portfolio's positions in sectors that came under heavy pressure in 2002. Finally, we are assessing investment opportunities among "fallen angles" (formerly investment-grade bonds that were downgraded to junk bond status).

.. PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/         SIX MONTH   1-YEAR   3-YEAR    5-YEAR   10-YEAR
High Yield Bond Portfolio/1/                           3.74%    1.50%   -2.37%    -1.01%     5.09%
Lehman Brothers Corporate High Yield Bond Index/2/     3.61%   -1.41%   -0.77%     0.38%     5.86%
Lipper(VIP) High Current Yield Funds Average/2/        2.76%   -0.69%   -2.38%    -1.12%     5.10%

High yield Bond Profile Inception date 2/22/1987.

The High Yield Bond Portfolio gained 1.50% in 2002, while the Lipper (VIP) High Current Yield Funds Average returned -0.69%. The Portfolio outperformed as it was positioned rather conservatively earlier in the year when high yield bond prices declined dramatically. Our decision toward the beginning of the fourth quarter of 2002 to invest in what we believed were oversold sectors in the high yield market also helped the Portfolio's performance as many of these bonds gained in value during the remainder of the year.

$10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPERAS HERE]

              HIGH YIELD BOND PORTFOLIO   LEHMAN CORPORATE HIGH YIELD BOND INDEX

12/31/1992                  10,000.0000                             10,000.00
06/30/1993                  11,136.0210                             11,053.91
12/31/1993                  11,926.6048                             11,711.62
06/30/1994                  11,795,7796                             11,446.17
12/31/1994                  11,602.0704                             11,591.08
06/30/1995                  12,708.1948                             13,029.67
12/31/1995                  13,639.8274                             13,813.52
06/30/1996                  14,292.4763                             14,291.08
12/31/1996                  15,193.3393                             15,381.55
06/30/1997                  16,085.9951                             16,276.39
12/31/1997                  17,287.5805                             17,344.79
06/30/1998                  18,186.3529                             18,125.35
12/31/1998                  16,880.1891                             17,668.54
06/30/1999                  17,470.5004                             18,057.17
12/31/1999                  17,658.3553                             18,091.10
06/30/2000                  17,323.3941                             17,872.08
12/31/2000                  16,260.8552                             17,031.25
06/30/2001                  16,408.7537                             17,699.83
12/31/2001                  16,189.0337                             17,930.37
06/30/2002                  15,839.4101                             17,062.21
12/31/2002                  16,431.3687                             17,678.09

.. PERFORMANCE REVIEW

Initially, high yield bonds, along with the stock market, were battered in 2002 by a string of corporate governance scandals at firms such as Worldcom and Adelphia Communications, both of which declared bankruptcy, Investors were also concerned about the level and quality of corporate earnings as well as the risk of further terrorist attacks on the United States.

High yield bond prices began to rally in sympathy with the stock market in the fourth quarter of 2002 as investors hoped economic conditions would continue to improve, particularly after the Federal Reserve aggressively cut short-term interest rates in November. Nevertheless, the late-year rally did not totally erase sharp losses incurred earlier, so high yield bonds returned-1.41% in 2002, based on the Lehman Brothers U.S.Corporate High Yield Bond Index.

In this very volatile environment, the Portfolio's solid relative performance reflected its considerable exposure to gaming, lodging, healthcare, and other businesses whose bonds were relatively stable as their revenues are less dependent on the pace of economic growth. The Portfolio also benefited from good security selection in the cable television, airlines, technology, and telecommunications sectors as we largely avoided investing heavily in problem issues such as WorldCom, Adelphia Communications, and United Airlines. We later went bargain-hunting among these troubled sectors. Our purchases helped the Portfolio's performance because these oversold areas of the high yield market participated in the fourth-quarter rally.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002
JENNISON PORTFOLIO
MANAGED BY: JENNISON ASSOCIATES, LLC

Historical evidence suggests that in a recovery, share prices tend to move up before profit gains are solid, and that the market advance begins swiftly. Investors who wait until a recovery is well established miss a large part of the share-price gains. Indeed, the gains during October and November 2002 were significant. We think the Jennison Portfolio is well positioned for the recovery, holding companies that have dominant franchises with long-term growth opportunities and strong management teams.

PERFORMANCE SUMMARY

                                                 SIX                                  SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH     1-YEAR   3-YEAR   5-YEAR  INCEPTION
Jennison Portfolio: Class I/1/                  -14.98%   -30.95%  -22.45%  -1.83%     7.34%
Jennison Portfolio: Class II/1/                 -15.05%   -31.17%    N/A      N/A    -24.96%
S&P 500 Index/2/                                -10.30%   -22.09%  -14.54%  -0.58%    -9.02%
Russell 1000 Growth Index /2/                   - 8.97%   -27.88%  -23.64%  -3.84%     6.49%
Lipper (VIP) Large-Cap Growth Funds Average/2/  -11.87%   -23.65%  -21.80%  -2.80%     6.14%

Jennison Portfolio Class I inception date: 4/25/1995. Jennison Portfolio Class II inception date: 2/10/2000. The benchmark "Since Inception" returns are based on Class I portfolio inception date.

The Jennison Portfolio's Class I shares returned -30.95% in 2002, trailing the Lipper (VIP) Large-Cap Growth Funds Average. The Russell 1000 Growth Index declined somewhat less.

                     $10,000 INVESTED SINCE INCEPTION/*,**/

[GRAPHIC APPEARS HERE]

                          JENNISON PORTFOLIO (CLASS I)          S&P 500
04/30/1995                          10,000.0000                 10,000.00
06/30/1995                          11,275.6908                 10,640.20
12/31/1995                          12,556.3372                 12,176.03
06/30/1996                          13,494.3537                 13,404.49
12/31/1996                          14,361.8032                 14,969.83
06/30/1997                          16,800.9715                 18,053.20
12/31/1997                          18,916.0961                 19,962.42
06/30/1998                          22,840.7999                 23,500.14
12/31/1998                          26,001.6052                 25,671.45
06/30/1999                          29,972.2871                 28,846.06
12/31/1999                          36,974.9648                 31,070.98
06/30/2000                          38,446.6227                 30,938.40
12/31/2000                          30,549.1449                 28,242.96
06/30/2001                          26,595.3238                 26,352.70
12/31/2001                          24,972.4693                 24,888.80
06/30/2002                          20,281.5007                 21,615.70
12/31/2002                          17,243.3089                 19,390.29

.. $17,243 Jennison Portfolio Class I/1/

.. $19,390 S&P 500 Index/2/

.. PERFORMANCE REVIEW

The Portfolio was diversified across growth sectors, but the market decline affected returns across the board. Poor 2002 profits led many large enterprises to slow their normal technology upgrade cycle. As a consequence, technology exposure had a substantial negative impact on the Portfolio's return, particularly positions in the semiconductor firms Intel and Texas Instruments. We believe the financially and strategically strongest companies will benefit most from the recovery in technological capital investment that appears to have begun. Meanwhile, we added to our positions in industry-leading companies at bargain prices.

The health supply company Baxter International also was among the Portfolio's largest detractors. Its earnings were below expectations for reasons we thought might not be resolved quickly, so we reduced our position. We sold our entire position in Sepracor, a biotechnology company, after the Food and Drug Administration requested more data before approving Sepracor's two promising new products. In contrast, we continue to hold our position in Wyeth, which derives several products from the female hormone replacement drug Premarin. Wyeth's share price fell after a study found risk from the drug after extended use. We think was an overreaction. We had gains on our holdings in Pharmacia, which was acquired by Pfizer, and on the biotechnology firm Amgen.

The Portfolio suffered from skepticism about all companies whose growth had led to complicated financial reports, including Citigroup and American International Group (AIG), two of the world's most respected companies. Citigroup's stock also was affected by potential liabilities relating to its equity research group. We think any penalties, including the recent settlement with New York's attorney general, will not be significant in comparison with Citigroup's revenues.

A focus on retail stores and an underweight in consumer staples (such as foods, autos, and clothing) also hurt return. Kohl's and Home Depot were among the larger detractors as investors began to fear a slowdown in consumer spending. However, the Portfolio had gains on its positions in Bed Bath & Beyond and Procter & Gamble (added late in the period).

----------
* Unless noted otherwise, Lipper Averages and index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND INC.         ANNUAL REPORT          DECEMBER 31, 2002

MONEY MARKET PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

The U.S. economic outlook still remains uncertain, particularly in light of the possibility of war between the United States and Iraq and a continued reluctance of businesses to make significant new investments. Until economic growth is on a firm foundation, the Federal Reserve (the Fed) will be disinclined to increase the target for the federal funds rate, which is the rate banks charge each other for overnight loans. In that case, the low-interest-rate environment could persist for most of 2003. We will look to take advantage of investment opportunities that may emerge under this scenario if signs of improving economic conditions temporarily put upward pressure on market interest rates.

.. PERFORMANCE SUMMARY - MONEY MARKET PORTFOLIO'S 7-DAY CURRENT NET YIELD: 1.06%

                                                 SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH   1-YEAR  3-YEAR  5-YEAR  10-YEAR
Money Market Portfolio/1/                       0.71%    1.52%   3.97%   4.45%    4.57%
Lipper (VIP) Money Market Funds Average/2/      0.60%    1.30%   3.67%   4.19%    4.77%

Money Market Portfolio 7-day current net yield 1.06%/1/*. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. Money Market inception date: 5/13/1983.

On December 31, 2002, The Money Market Portfolio's 7-day current net yield was 1.06%, down from 1.54% on June 30, 2002. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation. The Portfolio returned 1.52% in 2002, while the Lipper (VIP) Money Market Funds Average returned 1.30%.

                          SEVEN-DAY CURRENT NET YIELDS*

[GRAPHIC APPEARS HERE]

                 MONEY MARKET PORTFOLIO       IMONEYNET PRIME RETAIL UNIVERSE
12/31/01                1.89                            1.45
01/29/02                1.76                            1.29
02/26/02                1.61                            1.22
03/26/02                1.60                            1.20
04/30/02                1.62                            1.20
05/28/02                1.54                            1.15
06/25/02                1.54                            1.15
07/30/02                1.51                            1.11
08/27/02                1.47                            1.07
09/24/02                1.45                            1.06
10/29/02                1.43                            1.03
11/26/02                1.28                            0.83
12/31/02                1.06                            0.74

.. 1.06% Money Market Portfolio/1/
.. 0.74% iMoneyNet's Prime Retail/2/

.. PERFORMANCE REVIEW

The economy initially began 2002 on a strong note, helped by central bankers' aggressive efforts to lower borrowing costs during the previous year. Improving economic conditions led to speculation that an increase in short-term interest rates was imminent. This outlook for tighter monetary policy changed, however, as significantly slower economic growth in the spring, a stock market weakened by corporate governance scandals, and growing geopolitical risks led investors to expect the Fed to cut short-term rates again.

In this investment environment, we maintained an approach to security selection and interest-rate risk that aimed to enhance the Portfolio's yields through conservative investment strategies. We employed a laddered-maturity structure in the Portfolio where we invested in securities maturing in three months, six months, and one year. This approach provided the Portfolio with greater flexibility to respond to changing conditions in the money markets.

After the Fed eased monetary policy by half a percentage point in November 2002 to stimulate growth, yields on securities maturing in one year became relatively attractive, reflecting the view that the economy would likely be stronger by then. We took advantage of this buying opportunity by investing in one-year issues.

----------
An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

*Source: iMoneyNet, Inc., based on 379 funds in the iMoneyNet Prime Retail Universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2002. State Street Bank is the source for Money Market Portfolio information.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

NATURAL RESOURCES PORTFOLIO

.. MANAGED BY: JENNISON ASSOCIATES, LLC

We would not be surprised if a rise in the equity markets hurt the price of gold in the short run, and so we have been opportunistically taking profits, paying particular attention to South Africa because of its political risk. We have also been increasing our exposure to natural gas by adding to our oil service and natural gas stocks. We believe that this winter will drive natural gas prices higher, while continuing instability in the Middle East should push up oil prices.

.. PERFORMANCE SUMMARY

                                                    SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/         MONTH    1-YEAR   3-YEAR   5-YEAR  10-YEAR
Natural Resources Portfolio/1/                     -2.83%    18.92%   13.75%  12.24%  12.10%
S&P 500 Index/2/                                  -10.30%   -22.09%  -14.54%  -0.58%   9.34%
Lipper (VIP) Natural Resources Funds Average/2/    -7.85%    -0.63%    4.00%   3.20%   7.16%

Natural Resources Portfolio inception date: 5/1/1988.

The Natural Resources Portfolio returned 18.92% in 2002, while the Lipper (VIP) Natural Resources Funds Average declined 0.63% and the overall stock market, as measured by the S&P 500 Index fell 22.09%. This extraordinary outperformance of the market resulted from a strong focus on two themes that moved counter to very broad market decline.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                NATURAL RESOURCES PORTFOLIO        S&P 500
12/31/1992               10,000.0000               10,000.00
06/30/1993               12,169.1432               10,486.43
12/31/1993               12,514.8764               11,005.68
06/30/1994               12,207.1217               10,633.30
12/31/1994               11,977.1266               11,150.25
06/30/1995               13,891.6518               13,401.01
12/31/1995               15,201.3000               15,335.35
06/30/1996               18,156.4978               16,882.55
12/31/1996               19,894.9269               18,854.05
06/30/1997               19,599.7150               22,737.46
12/31/1997               17,589.1679               25,142.07
06/30/1998               16,738.9642               29,597.73
12/31/1998               14,581.5990               32,332.42
06/30/1999               19,429.6777               36,330.75
12/31/1999               21,287.6348               39,132.97
06/30/2000               24,652.6178               38,965.99
12/31/2000               29,304.8392               35,571.17
06/30/2001               27,887.2579               33,190.43
12/31/2001               26,349.7457               31,346.70
06/30/2002               32,245.2197               27,224.33
12/31/2002               31,333.9417               24,421.49

.. 31,334 Natural Resources Portfolio/1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

While the price of gold was held down by central bank sales and hedge fund short-selling (borrowing gold and selling it, expecting to replace it more cheaply at lease-end), we continued to maintain some exposure to gold. We tried to maximize the potential of our limited investment by buying stocks of companies whose earnings would be most affected by a risisng gold price. When global instability added to the recent excess of demand over supply, several of the Portfolio's holdings more than doubled in price, including Repadre Capital, Harmon Gold and Durban Roodepoort Deep.

At the end of 2001, natural gas prices were low, storage inventory was extremely high, and investors were pessimistic about 2002 natural gas prices. Our research told us that natural gas supply was going to drop much faster than analysts predicted and that the huge inventory surplus would turn into a deficit. Consequently, we increased our exposure to oil service stocks (whose earnings are dependent on North American natural gas drilling) and to natural gas exploration and production stocks. Drilling and drilling services companies such as Smith International and Weatherford International were among the strong performers during this reporting period. Western Gas Resources, the largest owner of acreage in the Powder River Basin, and Pioneer Natural Resources, which has switched its focus from domestic to global production and has large African oil discoveries in Equatorial Guinea and South Africa, also were among the larger contributors to return.

The only substantial detractor from return was Stillwater Mining, one of only two sources of palladium outside of Russia and South Africa. The price of palladium has fallen for tow years due to both demand and supply factors. In addition, investors did not look favorable on Norilsk Mining's proposed acquisition of majority control of Stillwater for a very slight premium. We currently remain open minded about the benefits to both companies. The long-term prospect for palladium is excellent because it is the catalyst of choice for efficient high-temperature catalytic converters for automobile exhaust.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

Natural resource companies are affected by numerous factors, including events of in nature, infaltionary pressures, and international politics.

Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

/1/ Past performance is not indicative of future results. Portfolio performance is not of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.            ANNUAL REPORT       DECEMBER 31,2002

SMALL CAPITALIZATION STOCK PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

This Portfolio consists primarily of the 600 stocks that comprise the S&P SmallCap 600 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the S&P SmallCap 600, and tends to reflect the general trends of the overall U.S. market for small capitalization stocks.

.. PERFORMANCE SUMMARY

                                               SIX                                   SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/    MONTH   1-YEAR    3-YEAR   5-YEAR    INCEPTION
Small Capitalization Stock Portfolio/1/      -14.64%  -14.92%    0.43%    2.52%        9.70%
S&P SmallCap 600 Index/2/                    -14.62%  -14.63%    0.56%    2.44%       10.07%
Lipper (VIP) Small-Cap Core Funds
 Average/2/                                  -16.20%  -18.88%   -4.30%    1.30%        7.97%

Small Capitalization Stock Portfolio inception date: 4/25/1995.

The Small Capitalization Stock Portfolio returned--14.92% in 2002, substantially ahead of the Lipper (VIP) Small-Cap Core Funds Average. It trailed its benchmark, the S&P SmallCap 600 Index, by less than a third of a percentage point.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

             SMALL CAPITALIZATION STOCK PORTFOLIO      S & P SMALLCAP 600 INDEX

04/30/1995             10,000.0000                              10,000.00
06/30/1995             10,681.2446                              10,713.15
12/31/1995             11,995.5430                              12,138.01
06/30/1996             13,223.8043                              13,500.07
12/31/1996             14,367.3706                              14,72?.88
06/30/1997             16,021.6951                              16,427.55
12/31/1997             17,983.4248                              18,493.27
06/30/1998             19,037.1493                              19,624.27
12/31/1998             17,845.9143                              18,251.83
06/30/1999             18,772.7651                              19,170.82
12/31/1999             20,109.2573                              20,515.83
06/30/2000             21,613.1053                              21,928.59
12/31/2000             22,685.9455                              22,936.46
06/30/2001             23,911.7877                              24,366.08
12/31/2001             23,941.4216                              24,436.08
06/30/2002             23,863.0887                              24,432.33
12/31/2002             20,369.5707                              20,861.30

  $20,370 Small Capitalization Stock Portfolio/1/
.. $20,861 S&P SmallCap 600 Index/2/

.. PERFORMANCE REVIEW

The S&P SmallCap 600 Index far outperformed the S&P 500 Index in 2002. In a few key sectors, small caps avoided problem areas that affected large-cap companies. For example, small-cap banks weren't exposed to substantial corporate lending problems and didn't have significant capital markets exposure. Instead, they benefited from a continuing high level of consumer borrowing, spurred on by low interest rates. Small-cap financials were the only sector in the black for the year.

In the energy and utility sectors, which were close to flat for the year, small caps were not involved in the controversial energy merchant business that Enron pioneered. Instead, they benefited from the rising need for new natural gas supplies and oil from non-Middle East areas.

Healthcare stocks were significant detractors from the S&P SmallCap 600 Index return, pulled down by biotechnology stocks (such as Cephalon) and healthcare providers and services such as Orthodontic Centers.

The poorest performing sectors were the telecommunications services and information technology sectors. Telecommunications companies were hurt by the intense competition and weak growth in wireless telecommunications, but their impact was softened by the small size of the sector.

Information technology was pulled down by semiconductor equipment and communications equipment companies, both affected by stagnant growth in demand for telecommunications services. They may recover if the new services being introduced in 2003 attract consumers. The largest single detractor from the Index was Om Group, which provides technology for managing securities transactions. Transaction volume was low this year, and the profits of financial services companies were severely squeezed. Om Group's shares fell about 90%.

Overall, value stocks in the small-cap market performed slightly better than growth stocks. The very smallest companies in the Index, by market capitalization, performed best, while the largest companies underperformed the average.

----------
Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks. *Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Aggressive Growth Asset Allocation Portfolio comprises seven component portfolios that together cover the global stock market with value and growth investing strategies.

.. PERFORMANCE SUMMARY
                                                 SIX                  SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH      1-YEAR   INCEPTION

SP Aggresive Growth Asset Allocation
 Portfolio/1/                                  -13.62%     -22.16%     -20.32%
S&P 500 Index/2/                               -10.30%     -22.09%     -18.40%
Aggressive Growth AA Custom Blended Index/2/   -12.06%     -18.96%     -17.42%
Lipper (VIP) Multi-Cap Core Funds Average/2/   -10.73%     -22.48%     -19.10%

SP Aggressive Growth Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontined at any time.

The SP Aggressive Growth Asset Allocation Portfolio returned -22.16% in 2002, slightly outperforming the Lipper (VIP) Multi-Cap Core Funds Average. The outperformance was due to the Portfolio's substantial allocation to international equity, which performed somewhat better than domestic stocks during the year.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

                    SP AGGRESSIVE
                     GROWTH ASSET
                       ALLOCATION           S&P 500
09/30/2000            10,000.0000         10,000.00
12/31/2000             9,335.3157          9,218.11
06/30/2001             8,333.9065          8,601.15
12/31/2001             7,662.2350          8,123.36
06/30/2002             6,904.0983          7,055.06
12/31/2002             5,964.0087          6,328.72

  $5,964 SP Aggressive Growth Asset Allocation Portfolio/1/
.. $6,329 S&P 500 Index/2/

.. PERFORMANCE REVIEW

In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon eqities. As share prices contined to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974. Some of investor's cash was reinvested in bonds. Together with a slower-than-expected economic recovery, which kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well. The flight to safety meant that U.S. Treasury bonds, widely viewed as the safest securities on the market, performed best.

Mid-cap stocks outperformed both small and large caps, but small caps held up better than the largest companies. Value stocks fell less than growth stocks at every capitalization level, largely because the price premium that investors are normally willing to pay for earnings growth shrank as investors became less confident about growth prospects. There was no significant sanctuary in foreign markets; no developed market country had a positive return in local currency, although the steady fall of the dollar pushed the return to U.S. investors of two small countries into positive territory.

The stocks of other developed markets held up better than domestic stocks, so the Portfolio's 35% allocation to foreign stocks mitigated the decline. However, the benefit of this allocation was reduced by the underperformance of the Portfolio's holdings in the SP Jennison International Growth Portfolio.

The overall Portfolio's relative performance was anchored by the SP Davis Value allocation, amounting to about 20% of its assets, which performed essentially in line with the large-cap value benchmark. In contrast, each of the small/mid-cap stock allocations of the Portfolio significantly underperformed its benchmark. Together, they make up about 25% of the Portfolio.

The Portfolio's other allocations, to two large-cap growth stock managers and to SP Deutsche International Equity underperformed their benchmarks only by a moderate amount.

--------------
Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP AIM AGGRESSIVE GROWTH PORTFOLIO

.. MANAGED BY: A I M ADVISORS, INC.

The SP AIM Aggressive Growth Portfolio seeks aggressive capital growth by investing in small and midsize companies that management believes will have much better earnings growth than the general economy. We seek to realize the full growth potential of stocks by typically holding them longer, and we maintain a balanced core of high-quality stocks for stability. We look for companies that are expected to achieve above-average earnings growth, while focusing on finding emerging companies.

.. PERFORMANCE SUMMARY

                                                  SIX                   SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH      1-YEAR    INCEPTION

SP AIM Aggressive Growth Portfolio/1/            -12.16%    -20.96%   -25.45%
Russell 2500 Index/2/                            -13.27%    -17.80%    -9.36%
Russell 2500 Growth Index/2/                     -12.36%    -29.09%   -25.87%
Lipper (VIP) Mid-Cap Growth Funds Average/2/     -13.77%    -31.09%   -31.32%

SP AIM Aggressive Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP AIM Aggressive Growth Portfolio returned -20.96% in 2002, strongly outperforming the Lipper (VIP) Mid-Cap Growth Funds Average.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

                S P AIM
                AGGRESSIVE    RUSSELL 2500
                GROWTH           INDEX
09/30/2000      10,000.0000     10,000.00
12/31/2000       8,600.0000      9,633.63
06/30/2001       7,490.0000     10,003.89
12/31/2001       6,490.0000      9,751.16
06/30/2002       5,840.0000      9,242.26
12/31/2002       5,130.0000      8,015.93

.. $5,130 SP AIM Aggressive Growth Portfolio/1/

.. $8,016 Russell 2500 Index/2/

.. PERFORMANCE REVIEW

We preferred to stick to our core holdings in 2002, reducing the number of the Portfolio's holdings during the year. We tried to minimize risk and volatility rather than pursue earnings momentum.

The Portfolio had good performance in 2002 compared with its broadbased benchmark, the Russell 2500 Growth Index, in the information technology and healthcare sectors, while the materials, financials, and industrials sectors detracted from relative performance.

Within the information technology sector, the Portfolio's communications equipment and computers and peripherals stocks were particularly strong. Stock selection among biotechnology and pharmaceutical companies added relative performance in the healthcare sector. The stocks that had the largest positive impact on the Portfolio's return for the year were Affiliated Computer Services, Apollo Group, Patterson-UTI Energy, Investment Technology Group, and Williams Sonoma.

Relative performance was hurt by chemicals and commercial services and supplies holdings. The largest detractors from return were OM Group, Robert Half International, Concord EFS, Americredit, and Sonicwall.

Despite investor concerns about corporate governance, the economy, and geopolitical risk, we believe there are good reasons for optimism in 2003, corporate earnings in the United States are on the mend, with earnings growth likely to pleasantly surprise in the new year. The economy continues to show signs of improvement, while consumer spending remains strong. We believe that consumers will continue to lead the market in 2003.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

.. MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

With expectations of moderate economic growth ahead, we feel our defensive growth positions represent an appropriate balance to the aggressive growth names in the Portfolio. We remain cautious in technology and continue to look for opportunities to preposition our holdings for a more substantial upturn in technology spending. Growing concerns about slowing consumer spending prompts us to remain focused on specific retail stocks where we have conviction in the companies market dominance and management. We remain overweighted in the financial sector, particularly in brokerage firms, which we believe are well-poised to benefit from an investment banking and capital markets recovery.

.. PERFORMANCE SUMMARY

                                                              SIX                 SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/                   MONTH    1-YEAR    INCEPTION
SP Alliance Large Cap Growth Portfolio                      -13.57%   -31.19%      -26.06%
Russell 1000 Index/2/                                       -10.13%   -21.65%      -18.96%
Russell 1000 Growth Index/2/                                 -8.97%   -27.88%      -29.78%
Lipper (VIP) Large-Cap Growth Funds Average/2/              -11.87%   -28.85%      -28.88%
Lipper (VIP) Multi-Cap Core Funds Average/2/                -10.73%   -22.48%      -19.10%

SP Alliance Large Cap Growth Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Large-Cap Growth Funds average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Alliance Large Cap Growth Portfolio returned -31.19% in 2002, trailing the Lipper (VIP) Large-Cap Growth Funds and Lipper (VIP) Multi-Cap Core Funds Averages.

                      $10,000 INTEREST SINCE INCEPTION/1/,*

[GRAPHIC APPEARS HERE]

                SSP ALLIANCE
                LARGE-CAP          RUSSELL 1000
                GROWTH PORTFOLIO   INDEX

09/03/2000         10,000.0000      10,000.00
12/31/2000          8,556.2900       9,084.57
06/30/2001          7,678.6222       8,444.20
12/31/2001          7,318.2175       7,953.58
06/30/2002          5,826.5425       6,934.12
12/31/2002          5,035.6545       6,231.42

  $5,036 SP Alliance Large Cap Growth Portfolio
.. $6,231 Russell 1000 Index/2/

.. PERFORMANCE REVIEW

The Portfolio's underperformance can be attributed to unfavorable stock selection in the materials & processing, consumer discretionary, producer durables, and consumer staples sectors as well as to an underweighting in consumer staples.

As investors progressively lost confidence in their ability to forecast profit growth, large-cap growth stocks generally dropped sharply in price. The Portfolio's position in Tyco was the largest detraction from its performance and was sold. In the consumer discretionary sector, an advertising decline hurt its media stocks, including AOL Time Warner and Viacom. Its retail stocks, including Home Depot and Kohl's, fell on concerns about slowing consumer spending. Many investors fled to the relative safety of the consumer staples stocks because of their more predictable growth. Consequently, the Portfolio's underweighting in the sector and its relative underperformance due to a position in Walgreen detracted from relative performance.

The Portfolio's healthcare holdings made the largest positive contribution to its performance. UnitedHealth Group posted a rare double-digit positive return for the year. Although we remain confident in the company's management and fundamentals, we are watching its share price. Wellpoint and Medtronic increased return to a smaller extent. We sold the position in Tenet Healthcare, which had issues about Medicare payments and practices in its Alvarado Hospital Medical Center. Pfizer was a notable underperformer, yet we are optimistic about changes in the regulatory prospects of the pharmaceutical industry.

The technology sector began a rally in the final few months of the year, but the upswing was not enough to offset its negative impact on absolute performance over the year. However, the Portfolio had a significant underweight in technology relative to its benchmark. Together with the outperformance of its holdings, this added to relative performance. An overweight in financials also strengthened its comparative performance despite the negative impact of a few large positions.

----------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report, Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

SP ALLIANCE TECHNOLOGY PORTFOLIO

.. MANAGED BY: ALLIANCE CAPITAL MANAGEMENT,LP

While we have been watching how much we have to pay for shares and continue to focus on controlling risk, we have moved the Portfolio toward companies that can benefit from higher unit growth in the semiconductor, software, and wireless telecommunications areas.

Although the technology sector remains volatile, we see it benefiting from economic recovery and from a need to improve productivity. We expect that pressure to increase corporate profitability should drive technology spending in 2003.

PERFORMANCE SUMMARY

                                                       SIX                   SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/            MONTH      1-YEAR    INCEPTION
SP Alliance Technology Portfoliio/1/                 -17.28%     -41.33%    -38.13%
S&P 500 Index/2/                                     -10.30%     -22.09%    -18.40%
S&P SuperComposite Information Technology Index/2/   -10.08%     -37.51%    -39.34%
Lipper (VIP) Specialty/Misc. Funds Average/2/        -10.23%     -30.90%    -31.56%

SP Alliance Technology Portfolio inception date 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Alliance Technology Portfolio returned -41.33% in 2002, significantly below the Lipper (VIP) Specialty/Miscellaneous Funds Average. Technology stocks were more volatile and performed much more poorly than the overall market.

$10,000 INVESTED SINCE INCEPTION*

                    SP ALLIANCE
                    TECHNOLOGY                S&P 500
09/30/2000          10,000.0000              10,000.00
12/31/2000           7,628.5256               9,218.11
06/30/2001           6,517.2837               8,601.15
12/31/2001           5,716.3886               8,123.36
06/30/2002           4,054.5313               7,055.06
12/31/2002           3,353.7481               6,328.72

.. $3,354 SP Alliance Technology Portfolio/1/
.. $6,329 S&P 500 Index/2/

..  PERFORMANCE REVIEW

As fundamentals weakened during the summer,our exposure to the semiconductor and services subsectors hurt the Portfolio's performance. These two subsectors helped to diversify risk in the first half of the year, but were hurt by a weakening economy during the second half.

Earnings estimates declined as semiconductor unit sales growth slowed, affecting the Portfolio's positions in companies such as Taiwan Semiconductor, Intel, and Micron Technology. The valuations of computer services stocks declined because the pace of outsourcing contracts also slowed, hurting positions in Concord EFS, First Data Corp. and Fiserv.

While most subsectors declined during the year, the Portfolio benefited from its telecommunications positions, including Qualcomm, Broadcom, and Marvell Technology, as well as from its positions in security software leaders Symantec and Network Associates.

----------

The Portfolio focuses its investments in the technology sector, thereby increasing its vulnerability to any single economic, political, or regulatory development.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.         ANNUAL REPORTS      DECEMBER 31, 2002

SP BALANCED ASSET ALLOCATION PORTFOLIO

..  MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Balanced Asset Allocation Portfolio comprises nine component portfolios. Forty percent of its assets are invested in U.S. bonds. Sixty percent are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies.

..  PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL
RETURN PERCENTAGES/1/                    SIX MONTH      1-YEAR   SINCE INCEPTION

SP Balanced Asset Allocation Portfolio      -4.90%     -11.67%           -8.42%
S&P 500 Index/2/                           -10.30%     -22.09%          -18.40%
Balanced AA Custom Blended Index/2/         -4.72%     -10.01%           -7.77%
Lipper (VIP) Balanced Fields Average/2/     -4.38%     -10.17%           -6.41%

SP Balanced Asset Allocation Portfolio inception date: 9/12/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expenses absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Balanced Asset Allocation Portfolio returned -11.67% in 2002, trailing the Lipper (VIP) Balanced Funds Average. Although its return was substantially better than that of the Standard & Poor's (S&P) 500 Index, the Portfolio also trailed the Balanced Asset Allocation Custom Blended index by more than 1.6%.

                     $ 10,000 INVESTED SINCE INCEPTION /1/*

              SP BALANCED
              ASSET
              ALLOCATION         S&P 500

09/30/2000    10,000.0000      10,000.00
12/31/2000     9,857.5257       9,218.11
06/30/2001     9,459.4586       8,601.15
12/31/2001     9,267.4618       8,123.36
06/30/2002     8,607.1148       7,055.08
12/31/2002     8,185.4998       6,328.72

..  PERFORMANCE REVIEW

In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the S&P 500 Index since 1974. Some of investors' cash was reinvested in bonds. Together with a slower-than-expected economic recovery, that kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well. The flight to safety meant that U.S. Treasury bonds, widely viewed as the safest securities on the market, performed best.

Mid-cap stocks outperformed both small and large caps, but small caps held up better than the largest companies. Value stocks fell less than growth stocks at every capitalization level, largely because the price premium that investors are normally willing to pay for earnings growth shrank, as investors became less confident about growth prospects. There was no significant sanctuary in foreign markets; no developed market country had a positive return in local currency, although the steady fall of the dollar pushed the return to U.S. investors of two small countries into positive territory.

The result of this environment was steeply negative returns on the Portfolio's equity allocations, but an unusually high return on its SP PIMCO Total Return bonds due to the lowering of interest rates. There can be no assurance that this performance can be repeated in the future. The benefit of these bonds was only slightly reduced by the underperformance of the Portfolio. The SP PIMCO High Yield bond allocation also made a slightly positive contribution, despite the fall of its benchmark, because of its strong relative performance. Several large bankruptcies roiled the high yield bond market, but the Portfolio avoided some of the worst of them. The overall Portfolio's relative performance also was anchored by the SP Daivs Value allocation, amounting to about 17.5% of its assets, which performed essentially in line with the large-cap value benchmark.

Each of the small/mid-cap stock allocations of the Portfolio significantly underperformed its benchmark. Together, they make up about 15% of the Portfolio. The SP Jennison International Growth stocks also trailed their benchmark significantly.

----------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees, but not product charges, If product charges were included, the performance quoted would be significantly lower. Six month returns are not annualized.
/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Conservative Asset Allocation Portfolio comprises seven component portfolios. Sixty percent of its assets are invested in U.S. bonds. Forty percent are invested in four portfolios that cover both large-caps and small-/mid-caps with both value and growth investing strategies.

.. PERFORMANCE SUMMARY

                                                      SIX                    SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/           MONTH       1-YEAR     INCEPTION
SP Conservative Asset Allocation Portfolio/1/         -0.87%      -5.88%      -2.37%

S&P 500 Index/2/                                     -10.30%     -22.09%     -18.40%

Conservative AA Custom Blended Index/2/               -1.04%      -4.95%      -2.57%

Lipper (VIP) Income Funds Average/2/                  -0.02%      -2.25%      -0.48%

SP Conservative Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Conservative Asset Allocation Portfolio returned -5.88% in 2002. It trailed the Lipper (VIP) Income Funds Average. Although its return was substantially better than that of the Standard & Poor's (S&P) 500 Index, the Portfolio trailed the Conservative Asset Allocation Custom Blended Index.

$10,000 INVESTED SINCE INCEPTION

[GRAPHIC APPEARS HERE]

                SP CONSERVATIVE
                ASSET ALLOCATION        S&P 500
                ----------------        -------

09/03/2000           10,000.0000      10,000.00
12/31/2000           10,083.5468       9,218.11
06/30/2001            9,984.5440       8,601.15
12/31/2001           10,060.4011       8,123.36
06/30/2002            9,551.7901       7,055.06
12/31/2002            9,469.0906       6,328.72

.. $9,469 SP Conservative Asset Allocation Portfolio/1/
.. $6,329 S&P 500 Index/2/

.. PERFORMANCE REVIEW
In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the S&P 500 Index since 1974. Some of investor's cash was reinvested in bonds. Together with a slower-than-expected economic recovery, that kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well. The flight to safety meant that U.S. Treasury bonds, widely viewed as the safest securities on the market, performed best.

Mid-cap stocks outperformed both small and large caps, but small caps held up better than the largest companies. Value stocks fell less than growth stocks at every capitalization level, largely because the price premium that investors are normally willing to pay for earnings growth shrank as investors became less confident about growth prospects. There was no significant sanctuary in foreign markets, no developed market country had a positive return in local currency, although the steady fall of the dollar pushed the return to U.S. investors of two small countries into positive territory.

This environment led to steeply negative returns on the Portfolio's equity allocations, but an unusually high return on its SP PIMCO Total Return bonds due to the lowering of interest rates. There can be no assurance that this performance can be repeated in the future. The benefit of these bonds was only slightly reduced by the underperformance of the Portfolio. The SP PIMCO High Yield bond allocation also made a slightly positive contribution, despite the fall of its benchmark, because of its strong relative performance. Several large bankruptcies roiled the high yield bond market, but the Portfolio avoided some of the worse of them. The overall Portfolio's relative performance also was anchored by the SP Davis Value allocation, amounting to about 15% of its assets, which performed essentially in line with the large-cap value benchmark.

Each of the small/mid-cap stock allocations of the Portfolio significantly underperformed its benchmark. Together they make up only about 10% of the Portfolio.

----------
* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

SP DAVIS VALUE PORTFOLIO

.. MANAGED BY: DAVIS ADVISORS LP

Our investment strategy is to find high-quality businesses at value prices. In the market declines of the last several years, we have focused on upgrading the Portfolio quality at relatively attractive prices. Rather than attempt to characterize this environment as a bull or a bear market, we are evaluating the risks and potential rewards of individual investments as we believe this will be the key to generating competitive results against both benchmarks and peers.

.. PERFORMANCE SUMMARY

                                                        SIX                              SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/             MONTH           1-YEAR          INCEPTION
SP Davis Value Portfolio/1/                            -6.96%          -15.70%          -10.99%
S&P 500 Index/2/                                      -10.30%          -22.09%          -18.40%
Russell 1000 Value Index/2/                           -11.29%          -15.52%           -8.13%
Lipper (VIP) Large-Cap Value Funds Average/2/         -10.93%          -18.57%           -8.21%

SP Davis Value Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Davis Value Portfolio returned -15.70% in 2002, outperforming the Lipper
(VIP) Large-Cap Value Funds Average. It substantially outperformed the S&P 500 Index and was essentially in line with the Russell 1000 Value Index. The Russell 1000 Value Index includes a large number of mid-cap and highly cyclical securities, which have performed well recently.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

            SP DAVIS VALUE        S&P 500
09/30/2000     10,000.0000      10,000.00
12/31/2000     10,168.9094       9,218.11
06/30/2001      9,534.1315       8,601.15
12/31/2001      9,105.4984       8,123.36
06/30/2002      8,250.2292       7,055.06
12/31/2002      7,676.0374       6,328.72

.. $7,676 SP Davis Value Portfolio/1/
.. $6,329 S&P 500 Index/2/

.. PERFORMANCE REVIEW

We attribute the Portfolio's outperformance of its peers to effective stock selection and to avoiding companies with weak balance sheets, particularly in the technology sector. Notable contributors to performance were United Parcel Service (UPS), Golden West Financial, Centerpoint Properties, Wells Fargo & Co., and Devon Energy.

By contrast, a few stocks with highly publicized issues detracted significantly from return this year, notably Citigroup, Household International, and Tyco International. Citigroup and other major banks may have to pay fines and/or settlements for their role in financing now bankrupt corporations and for allegedly permitting conflicts of interest between investment banking and research. We view these as part of a cleansing process following the excesses of the late 1990s that will ultimately run its course. Given Citigroup's $92 billion in equity and more than $21 billion of pretax annual income, we believe that Citigroup would be able to absorb most settlements without placing its balance sheet at risk. We believe the company's shares have been affected by the perception of risk more than by any quantifiable business risk.

In contrast, the perception of risk actually began to harm Household International's business. The collapse of several subprime competitors in the last two years sparked fears that Household International would suffer the same fate in a weak economy, despite its history of managing underwriting risk more effectively than most subprime lenders. As a result, Household International had to pay higher interest rates on its own debt, which hurt its margins and threatened to reduce its access to new funds. We cannot help but feel disappointed with Household International's sale to HSBC for less than $14 billion, or less than eight times 2003 earnings estimates, but we recognize that the alternative could have been far worse. We are inclined to keep our shares in Household International through the effective acquisition date.

Since midyear when Tyco International's former management left the company, Tyco's shares have risen steadily in response to the new management team's efforts to restore credibility among investors and customers. An independent forensic audit of Tyco's past financial statements resulted in no major discoveries beyond aggressive accounting, which was resolved in the company's 2002 financial statements.

----------
* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

*
THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

..   MANAGED BY: DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED [DEAMIS]
Conflict in the Middle East will increase the risk of a patchy economic recovery and ensure future stock market volatility for a while. However, economic and earnings risks are likely to subside, policy is still tilted toward lower rates in the United States and Euro areas, and low interest rates help keep valuations attractive. We continue to search for companies that have proven their profitability and growth over an entire economic cycle and also can deliver rising sales in a low-growth environment.

We have a renewed preference for dividends. We believe that dividend yield will support share prices in the face of uncertainty. We also believe that the dollar will continue to weaken (particularly in relation to the Euro), which will enhance returns to U.S.-based investors.

..   PERFORMANCE SUMMARY

                                                  SIX                   SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH      1-YEAR    INCEPTION
SP Deutsche International Equity Portfolio      -16.25%     -17.17%    -19.41%
MSCI EAFE Index/2/                              -14.55%     -15.94%    -17.84%
Lipper (VIP) International Funds Average/2/     -15.25%     -16.53%    -19.23%

SP Deutsche International Equity Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance would be lower. Expense absorption may be discontinued at any time.

The SP Deutsche International Equity Portfolio returned -17.17% in 2002, slightly trailing the Lipper (VIP) International Funds Average. The underperformance came primarily in the fourth quarter of 2002 when the Portfolio didn't keep pace as many investors turned to more volatile investments.

                        $10,000 INVESTED SINCE INCEPTION

[GRAPHIC APPEARS HERE]

                     SP DEUTSCHE           MSCI EAFE
                     INTERNATIONAL         INDEX
                     EQUITY
09/30/2000           10,000.00             10,000.00
12/31/2000           9,480.0000             9,731.66
06/30/2001           8,199.1699             8,309.94
12/31/2001           7,388.2124             7,644.93
06/30/2002           7,307.6869             7,520.94
12/31/2002           6,119.9361             6,426.33

.. $6,120 SP Deutsche International Equity Portfolio/1/
.. $6,426 MSCI EASE Index/2/

..   PERFORMANCE REVIEW

Pharmaceuticals detracted from performance because of concern early in the year about the sustainability of drug patents in the face of generic competition. This threatened sales growth and made the valuations investors were being asked to pay appear high. However, many of the companies in the Portfolio have strong pipelines and decent growth prospects. The Portfolio has positions in a number of niche industrial companies, some of which suffered from the perception of poor economic momentum. Many are becoming more profitable by integrating acquisitions, and are less dependent on the overall economic environment as a result. However, they detracted from performance during 2002 because the source of their future earnings was not evident.

Our technology and telecommunications stocks contributed to performance because their earnings improved, investors became more confident of future earnings, and their debts were reduced. After telecommunications stocks fell in the second quarter, we added Vodafone, whose shares rebounded as it reported better earnings and lower expenses. Although the Portfolio was underweight in technology because of slack demand, overcapacity, and thin margins, we began to increase our weight in companies such as Samsung and Canon that have strong business models and improved earnings.

Energy prices rose throughout the year due to the increased instability in the Middle East and Venezuela. We benefited from our holdings in ENI and Total Fina Elf. Both stocks continued to benefit from their successful explorations and improving productivity. We concentrated our Japanese automobile exposure in Nissan, Honda, and Toyota, which were inexpensively valued and had increased their market share, particularly in the United States. The weakening of the yen during the second quarter also helped Japanese exporters, including the auto manufacturers.

----------
Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.         ANNUAL REPORT         DECEMBER 31, 2002

SP GROWTH ASSET ALLOCATION PORTFOLIO

..  MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Growth Asset Allocation Portfolio comprises nine component portfolios. Eighty percent of its assets are invested in seven portfolios that together cover the global stock market with both value and growth investing strategies. Twenty percent are invested in U.S. bonds.

..  PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       SIX MONTH    1 YEAR    SINCE INCEPTION
SP Growth Asset Allocation Portfolio/1/             -9.04%   -17.26%            -14.69%
S&P 500 Index/2/                                   -10.30%   -22.09%            -18.40%
Growth AA Custom Blended Index/2/                   -8.29%   -15.10%            -13.12%
Lipper (VIP) Multi Cap Core Funds Average/2/       -10.73%   -22.48%            -19.10%

SP Growth Asset Allocation Portfolio inception date 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Growth Asset Allocation Portfolio returned - 17.26% in 2002, outperforming the Lipper (VIP) Multi-Cap Core Funds Average. The outperformance was due to the Portfolio's 20% allocation to fixed income securities., as all but one of the Portfolio's components performed in line with or below its benchmark.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

             SP GROWTH         S&P 500
             ASSET
             ALLOCATION
09/30/2000   10,000.0000        10,000.00
12/31/2000    9,544,4085         9,218.11
06/30/2001    8,840.3122         8,601.15
12/31/2001    8,420.7449         8,123.36
06/30/2002    7,659.6866         7,055.06
12/31/2002    6,967.0554         6,328.72

.. $6,967 SP Growth Asset Allocation Portfolio/1/
.. $6,329 S&P 500 Index/2/

..  PERFORMANCE REVIEW

In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974. Some of investors' cash was reinvested in bonds. Together with a slower-than-expected economic recovery, that kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well. The flight to safety meant that U.S. Treasury bonds, widely viewed as the safest securities on the market, performed best.

Mid-cap stocks outperformed both small and large caps, but small caps held up better than the largest companies. Value stocks fell less than growth stocks at every capitalization level, largely because the price premium that investors are normally willing to pay for earnings growth shrank as investors became less confident about growth prospects. There was no significant sanctuary in foreign markets; no developed market country had a positive return in local currency, although the steady fall of the dollar pushed the return to U.S. investors of two small countries into positive territory.

This environment led to steeply negative returns on the Portfolio's equity allocations, but an unusually high return on its SP PIMCO Total Return bonds due to the lowering of interest rates. There can be no assurance that this performance can be repeated in the future. The benefit of these bonds was only slightly reduced by the underperformance of the Portfolio. The SP PIMCO High Yield bond allocation also made a slightly positive contribution, despite the fall of its benchmark, because of its strong relative performance. Several large bankruptcies roiled the high yield bond market, but the Portfolio avoided some of the worst of them. The overall Portfolio's relative performance also was anchored by the SP Davis Value allocation, amounting to about 22.5% of its assets, which performed essentially in line with the large-cap value benchmark.

Each of the small/mid-cap stock allocations of the Portfolio significantly underperformed its benchmark. Together they make up about 15% of the Portfolio. The SP Jennison International Growth stocks also trailed their benchmark significantly.

----------
Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks. *Unless noted otherwise, Lipper Averages and index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT         DECEMBER 31, 2002

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

.. MANAGED BY: INVESCO FUNDS GROUP, INC.

We believe the market will likely remain volatile in the coming months as investors assess the health of the economy and await a resolution in the conflict with Iraq. Nevertheless, we expect the business environment to be better off a year from now. Furthermore, we believe that earnings estimates for the coming year are, on average, quite reasonable. We are finding a number of compelling long-term growth opportunities: several in the technology and energy sectors, and chemical and machinery companies in the Industrial sector.

.. PERFORMANCE SUMMARY

                                                  SIX                SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH    1-YEAR   INCEPTION
SP INVESCO Small Company Growth Portfolio/1/     -14.94%  -30.26%     -27.31%
Russell 2000 Index/2/                            -16.56%  -20.48%     -11.55%
Russell 2000 Growth Index/2/                     -15.63%  -30.26%     -26.18%
Lipper (VIP) Small-Cap Growth Funds Average/2/   -16.33%  -30.82%     -26.29%

SP INVESCO Small Company Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP INVESCO Small Company Growth Portfolio returned -30.26% in 2002. This was slightly better than the Lipper (VIP) Small-Cap Growth Funds Average and in line with the Russell 2000 Growth Index.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

                       SP INVESCO SMALL                     RUSSELL 2000
                       COMPANY GROWTH                          INDEX
09/30/2000               10,000.0000                         10,000.00
12/31/2000                8,380.0000                          9,309.17
06/30/2001                7,510.0000                          9,947.13
12/31/2001                6,940.0000                          9,540.61
06/30/2002                5,690.0000                          9,092.07
12/31/2002                4,840.0000                          7,586.35

.. $4,840 SP INVESCO Small Company Growth Portfolio/1/
.. $7,586 Russell 2000 Index/2/

.. PERFORMANCE REVIEW

The market's preference for more defensive investments continued to hit growth stocks particularly hard. With the exception of our exposure to the energy sector, we saw negative returns from our exposure in every sector, with technology, telecommunications, and healthcare enduring the sharpest declines. The technology sector, in particular, was a sore spot.

Early in the year, in anticipation of a renewed economic recovery, we gradually increased the Portfolio's exposure to subsectors that we expected to react most favorably to the improved business climate. In particular, we increased the Portfolio's exposure to software and semiconductor companies. However, as the economy languished and the market's risk aversion intensified, these stocks declined sharply.

Our telecommunications holdings came under pressure as the group continued to struggle with overcapacity and poor demand for its products. Our healthcare performance was hindered by poor returns in all four subsectors: equipment, services, biotechnology, and pharmaceuticals.

In a market environment as harsh as 2002, relative success is often determined by which areas decline the least. With the exception of our energy holdings here strong oil prices produced positive returns, the other sectors that helped Portfolio performance did so only relative to its benchmark. The Portfolio's industrial, consumer discretionary, and consumer staples stocks declined by less than the broader market.

In the industrial sector, the Portfolio's education stocks stood out. In the consumer areas, the Portfolio benefited from its exposure to entertainment stocks, including Pixar and Regal Entertainment Group, and its restaurant stocks, notably PF Chang's China Bistro and Panera Bread Company. Retailers augmented our showing, including specialty retailers, food, and drug retailers.

----------
Small and medium-size companies may have limited marketability, and may be subject to move erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closet month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.     ANNUAL REPORT         DECEMBER 31, 2002

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

.. MANAGED BY: JENNISON ASSOCIATES, LLC

In a soft economic recovery, it may be difficult for companies to increase their profitability by raising prices because price increases can be much more visible when they are not masked by inflation. Moreover, competition and high levels of unused manufacturing capacity may restrain price increases. In such an environment, improved profitability can depend on increases in productivity or gains in market share. We have focused the Portfolio on companies that we believe can do one or the other, or both.

.. PERFORMANCE SUMMARY

                                                       SIX                  SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/            MONTH   1-YEAR      INCEPTION
SP Jennison International Growth Portfolio:CI/1/     -18.06   -22.57%        -31.44%
SP Jennison International Growth Portfolio:CI II/1/  -18.16%  -22.84%        -31.45%
MSCI EAFE Index /2/                                  -14.55%  -15.94%        -17.84%
Lipper (VIP) International Funds Average/2/          -15.25%  -16.53         -19.23%

SP Jennison International Growth Portfolio Class I inception date: 9/22/2000. SP Jennison International Growth Portfolio Class II inception date: 10/1/2000. The benchmark "Since Inception" returns are based on the Class I inception date. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption the performance quoted would be lower. Expense absorption may be discontinued at any time.

                      $10,000 INVESTED SINCE INCEPTION*,**

[GRAPHIC APPEARS HERE]

                   SP JENNISON
                   INTERNATIONAL    MSCI EAFE
                   GROWTH CLASS I     INDEX
09/30/2000          10,000.0000     10,000.00
12/31/2000           8,500.0000      9,731.66
06/30/2001           6,327.7040      8,309.94
12/31/2001           5,471.0001      7,644.93
06/30/2002           5,169.8442      7,520.94
12/31/2002           4,236.2607      6,426.33

  $4,236 SP Jennison International Growth Portfolio: CII /1/
.. $6,426 MSCI EAFE Index /2/

The SP Jennison International Growth Portfolio (Class I) returned -22.57% in 2002, trailing the Lipper (VIP) International Funds Average by a large margin.

.. PERFORMANCE REVIEW

The Portfolio's return was positive early in the year, but as the year progressed, the equity markets were overwhelmed by poor earnings reports, a string of financial scandals, and geopolitical uncertainty. Although most companies held in the Portfolio met or exceeded analyst' earnings expectations, their share prices fell in the global share price decline. The Portfolio had gains on auto and other consumer product stocks, but these were offset by its focus on technology and commercial services, which underperformed the market.

Business-to-business services particularly hurt return. For example, Capita Group (United Kingdom), which manages projects for government agencies and took on lager and riskier projects as it grew, suffered when investors became extremely cautious. Brambles Industries (Australia) dominates the market for shipping pallets. It is a profitable business that grows with the volume of world trade, but its expansion in Europe stumbled in the economic slowdown. Other industries that pulled return down included drugs and manufacturers of equipment used in the processing of silicon wafers for semiconductors. A few companies exposed to consumer credit problems, such as Kookmin Bank (Korea), also hurt return.

The Portfolio benefited from attractive gains on some consumer companies. One example was Reckitt Benckiser (United Kingdom), which is among the leading global household cleaning product companies. Another example was Wella AG (Germany), a hair care product company. Inditex (Spain), which makes and sells low-cost but fashionable clothes under several house brands, also gained. The Portfolio also had a gain on Total Fina Elf, France's largest oil company, which benefited from the desire for reserves outside the Middle East. It is achieving impressive results with productivity gains.

----------
Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change, which may result in greater share price volatility.

Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively to the average daily net assets of the Class II shares.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index of average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP LARGE CAP VALUE PORTFOLIO

..  MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

The Portfolio remains focused on identifying stocks with improving business fundamentals that offer high-quality earnings at reasonable prices. We consider both short-and long-term earnings growth, as well as a security's valuation (price in relation to book value, earnings, and earnings growth). Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

..  PERFORMANCE SUMMARY

                                                   SIX                            SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/        MONTH           1-YEAR        INCEPTION
SP Large Cap Value Portfolio/1/                  -11.69%          -16.37%         -9.30%
Russell 1000 Index/2/                            -10.13%          -21.65%        -18.96%
Russell 1000 Value Index/2/                      -11.29%          -15.52%         -8.13%
Lipper (VIP) Large-Cap Value Funds Average/2/    -10.93%          -18.57%        -8.21%

SP Large Cap Value Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Large Cap Value Portfolio returned - 16.37% in 2002, outperforming the Lipper (VIP) Large-Cap Value Funds Average.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

                    SPLARGE-CAP           RUSSELL
                      VALUE             1000 INDEX
09/30/2000          10,000.0000         10,000.00
12/31/2000          10,481.9578          9,084.57
06/30/2001          10,099.2644          8,444.20
12/31/2001           9,575.5006          7,953.58
06/30/2002           9,068.3237          6,934.12
12/31/2002           8,008.3516          6,231.42

  $8,008 SP Large Cap Value Portfolio/1/
.. $6,231 Russell 1000 Index/2/

..  PERFORMANCE REVIEW

Despite an upward move in the fourth quarter, stocks ended the year in negative territory for the third year in a row. Concerns about the situation with Iraq, continued signs of a weakening economy, and disappointing corporate earnings all contributed to the results.

In addition, the steady stream of negative news about corporate governance issues precipitated a crisis of investor confidence. There was no safe haven from negative returns, with all sectors, styles, and market cap ranges firmly in the red. The Portfolio's decline was in line with the fall of the large-cap value market, as measured by our broadbased benchmark, the Russell 1000 Value Index.

Unfavorable security selection in industrials detracted from performance. In particular, we overweighted certain airlines, which suffered from decreased demand and increased competition from regional carriers. On the positive side, our stock selection in utilities boosted performance as the Portfolio benefited from underweighting some of the particularly poor performers. The utilities sector remained plagued by investor concerns about heavy debt loads, credit-rating downgrades, weak power prices, and the fallout from trading and accounting improprieties.

----------
*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

.. MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

We expect continued volatility in the near term because corporate spending and earnings projections remain uncertain. While we're not counting on a very robust recovery, we do anticipate a modest improvement, which will present opportunities.

In October, MFS named Irfan Ali and Kenneth Enright managers of the Portfolio. Each will manage a portion of the Portfolio. Enright will utilize a disciplined value approach with a focus on companies that are undergoing turnarounds or restructurings. Ali will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both have the flexibility to invest across market capitalizations.

.. PERFORMANCE SUMMARY

                                                SIX               SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/     MONTH    1-YEAR   INCEPTION
SP MFS Capital Opportunities Portfolio        -11.66%   -28.67%     -26.18%
S&P 500 Index/2/                              -10.30%   -22.09%     -18.40%
Russell 1000 Index /2/                        -10.13%   -21.65%     -18.96%
Lipper(VIP) Large-Cap Core Funds Average/2/   -10.92%   -23.51%     -19.78%
Lipper (VIP) Multi-Cap Core Funds Average/2/  -10.73%   -22.48%     -19.10%

SP MFS Capital Opportunities Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average inception the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP MFS Capital Opportunities Portfolio returned-28.67% in 2002, trailing both the Lipper(VIP) Large-Cap Core Funds and Lipper(VIP) Multi-Cap Core Funds Averages.

                      $10,000 INVESTED SINCE INCEPTION/*1/

[GRAPHIC APPEARS HERE]

                SP MFS
                Capital
                Opportunities   S&P 500
09/30/2000      10,000.0000     10,000.00
12/31/2000      9,160.5597      9,218.11
08/30/2001      8,050.7420      8,601.15
12/31/2001      7,027.8513      8,123.36
06/30/2002      5,674.4135      7,055.06
12/31/2002      5,012.7327      6,328.72

.. $5,013 SP MFS Capital Opportunities Portfolio
.. $6,329 S&P 500 Index/2/

.. PERFORMANCE REVIEW

Some of the largest detractors from return were in the retail sector. In particular, BJ's Wholesale, which operates warehouse clubs, and Home Depot, the world's largest home improvement retailer, both performed poorly. Other detractors included the pharmaceutical company Wyeth, which was hurt by a finding that its combination hormone replacement therapy, Prempro, increases the risk of breast cancer and coronary disease when taken on a long-term basis.

Strong stock selection and an overweight in the leisure sector added to return. Many of our investments focused on advertising-sensitive media franchises such as Clear Channel Communications and Viacom, which benefited from increased advertising spending.

Energy stocks, particularly those companies with any business in natural gas, performed well because of increased demand and diminishing supply. Individual securities that helped performance included Dell Computer and Pharmacia. Dell performed well as it increased market share even though the industry remains mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

----------
Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.          ANNUAL REPORT        DECEMBER 31, 2002

SP MID CAP GROWTH PORTFOLIO

..  MANAGED BY: CALAMOS ASSET MANAGEMENT

The Portfolio is broadly diversified across industries as we enter 2003. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half as some economic data shows the economy to be weak while other measures suggest that it is strong. Continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services. Effective December 16, 2002, Calamos Asset Management, Inc. replaced Massachusetts Financial Services Company
(MFS) as subadviser to the SP Mid Cap Growth Portfolio (formerly, SP MFS Mid Cap Growth Portfolio).

..  PERFORMANCE SUMMARY

                                                            SIX                      SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/                 MONTH         1-YEAR     INCEPTION
SP Mid Cap Growth Portfolio/1/                             -12.61%       -46.33%     -32.07%

Russell Midcap Index/2/                                    -11.11%       -16.19%     -11.35%

Russell Midcap Growth Index/2/                              -9.59%       -27.41%     -30.23%

Lipper (VIP) Mid-Cap Growth Funds Average/2/               -13.77%       -31.09%     -31.32%


SP Mid Cap Growth Portfolio Inception date: 9/22/2000. A Portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Mid Cap Growth Portfolio returned -46.33% in 2002, substantially below the Lipper (VIP) Mid-Cap Growth Funds Average.

                        $10,000 INVESTED SINCE INCEPTION*

                   SP Mid-        RUSSELL
                 Cap Growth       Midcap Index
09/30/2000       10,000.0000       10,000.00
12/31/2000        9,773.7902        9,641.34
06/30/2001        9,046.6227        9,452.27
12/31/2001        7,728.1687        9,099.13
06/30/2002        4,746.4343        8,579.86
12/31/2002        4,148.0590        7,626.42

..  $4,148 SP Mid Cap Growth Portfolio/1/
..  $7,626 Russell Midcap Index/2/

..  PERFORMANCE REVIEW

The strategy of the Portfolio was changed in June and we began a transition to a more diversified and less concentrated Portfolio, with smaller positions in more individual companies. By the end of 2002, the transition had been completed. During the last half of last year, the Portfolio outperformed it peers. Despite a fourth-quarter rally, 2002 was a challenging year for stock investors, with most equity indexes posting double-digit declines. Fundamentals--key business factors such as earnings, profits, and cash flow--deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals as well as geopolitical uncertainty in Iraq and North Korea added to the market's woes.

The Portfolio's underperformance occurred in the first half of the period when we held a number of large positions in stocks that fell dramatically. Until late in 2001, our strategy of holding large positions in companies in which we had long-term confidence had worked well for the Portfolio. In the first half of 2002, however, the prices of many key holdings collapsed, including technology stocks VeriSign and Citrix, business services firm CSG Systems, telecom company American Tower Systems, and healthcare firms Cytyc and Genzyme. However, our large energy position rose as investors become concerned about a possible war in the Middle East and the market began to price in a war premium. We sold into that strength and took some profits.

In the second half of the year, we began to see benefits from diversifying into areas that would benefit from an upturn in the business cycle. Property and casualty insurance firms benefited from price increases after many years in which competition had cut pricing to unprofitable levels. After falling Off in the recession, advertising spending by corporations began to recover in 2002. This helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers. Our increased diversification across the healthcare sector with new biotechnology and medical device holdings also aided relative performance.

----------

Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

*Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002

SP PIMCO HIGH YIELD PORTFOLIO

.. MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

As part of our investment strategy to enhance the Portfolio's returns in 2003, we will maintain an above-benchmark average credit quality. At the same time, we will look for investment opportunities in the single-B sector of the high yield bond market. (High yield bonds are commonly known as "junk bonds.")

Another aspect of our strategy includes retaining the Portfolio's overweight exposure to large telecommunications and energy companies as their bonds still offer value even though they recently rallied. Within the sectors for cable/pay television, we will emphasize satellite TV bonds and maintain positions in large cable TV firms whose bonds have good potential for price appreciation. We will also continue to enhance the Portfolio's yield by holding emerging markets bonds, including Brazil, where fiscal surpluses and significant cash reserves are positives for the long term. We will hold a modest exposure to short-term, high yielding debt issues that continue to trade at discounted prices. Finally, we will underweight consumer cyclical and gaming companies as their bonds currently offer low absolute yields, and are vulnerable to a substantial decline due to their high prices.

.. PERFORMANCE SUMMARY

                                                    SIX                SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/         MONTH    1-YEAR   INCEPTION
SP PIMCO High Yield Portfolio/1/                    3.51%     0.15%       2.65%
Lehman Intermediate BB Corporate Index/2/           2.75%    -0.70%       4.04%
Lipper (VIP) High Current Yield Funds Average/2/    2.76%    -0.69%      -2.58%

SP PIMCO High Yield Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP PIMCO High Yield Portfolio returned 0.15% in 2002, while the Lehman Brothers Intermediate BB Corporate Index returned -0.70% and the Lipper (VIP) High Current Yield Funds Average returned -0.69%.

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

                                      LEHMAN
                SP PIMCO              INTERMEDIATE BB
                HIGH YIELD            CORPORATE INDEX
09/30/2000      10,000.0000           10,000.00
12/31/2000      10,193.6066            9,993.68
06/30/2001      10,245.9459           10,727.24
12/31/2001      10,598.1825           11,009.74
06/30/2002      10,254.4164           10,639.80
12/31/2002      10,614.1930           10,932.46

.. $10,614 SP PIMCO High Yield Portfolio/1/
.. $10,932 Lehman Intermediate BB Corporate Index/2/

.. PERFORMANCE REVIEW

The high yield bond market was volatile in 2002. "Junk bonds" sold off earlier in the year amid a string of corporate governance scandals at major U.S. companies such as WorldCom, a telecommunications firm. Although the high yield bond market began to recover in the fourth quarter of 2002, the late-year rally failed to erase all of its earlier losses.

Having an underweight exposure to telecommunications earlier in the year (specifically to WorldCom and Qwest) boosted the Portfolio's relative performance as the sector was down significantly at that time. We began to overweight telecommunications in the second half of the year. This helped the Portfolio as telecommunications was the top-performing sector in the fourth quarter of 2002. The Portfolio's relative returns also benefited from its underweight exposure to the transportation sector and its focus on Enhanced Equipment Trust Certificates as the airline industry significantly underperformed due to troubles such as the bankruptcy of United Airlines. Another positive for the Portfolio relative to the Index was the Portfolio's exposure to longer-term bonds as BB-rated long-term debt issues outperformed intermediate-term bonds by roughly 15%.

By contrast, the Portfolio's underweight position in the equipment sector hurt its performance as that sector rallied over the year. Having an underweight exposure to consumer-sensitive sectors significantly detracted from the Portfolio's performance as relatively resilient consumer spending and a robust housing market helped these sectors outperform over the year.

----------
High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility. *Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND INC.         ANNUAL REPORT         DECEMBER 31, 2002

SP PIMCO TOTAL RETURN PORTFOLIO

..MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Our investment strategy for 2003 is multifaceted. We aim to add value to the Portfolio by protecting it from near-term deflation risk and the longer-term risk of higher inflation. Our focus within the Portfolio will be on short and long-term bonds as bonds along the middle of the yield curve would bear the brunt of eventual rate increases that would drive bond prices lower. By contrast, long-term bonds would outperform if deflation caused interest rates to fall and bond prices to rise.

Within an underweight exposure to the corporate bond sector, we expect to add value to the Portfolio by selecting debt issues with attractive yield premiums and solid credit fundamentals. We favor emerging markets bonds that we expect to perform well as the U.S. economic expansion bolsters global economic fundamentals. We will maintain modest euro exposure as we expect the U.S. dollar to weaken amid concern about the substantial U.S. trade deficit. As for mortage-backed securities, the Portfolio's reduced exposure to the sector will counter extension risk. We will also focus on higher-coupon mortgage-backed issues that perform relatively well as interest rates rise.

.. PERFORMANCE SUMMARY
                                                 SIX                 SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH     1-YEAR   INCEPTION
SP PIMCO Total Return Portfolio/1/              6.13%      9.39%      10.31%
Lehman Brothers Aggregate Bond Index/2/         6.23%     10.25%      10.27%
Lipper (VIP) Intermediate Investment-Grade
Debt Funds Average/2/                           5.80%      8.61%       9.23%

SP PIMCO Total Return Portfolio inception date 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP PIMCO Total Return Portfolio returned 9.39% in 2002, while the the Lehman Brothers Aggregate Bond Index returned 10.25% and the Lipper (VIP) Intermediate Investment-Grade Debt Funds Average returned 8.61%.

                        $10,000 Invested Since Inception

[GRAPHIC APPEARS HERE]

                                         Lehman
                SP PIMCO Total          Aggregate
                Return                  Bond Index
09/30/2000      10,000.0000             10,000.00
12/31/2000      10,517.7478             10,420.55
06/30/2001      10,847.7482             10,797.43
12/31/2001      11,428,1201             11,300.50
06/30/2002      11,779.5975             11,728.88
12/31/2002      12,501.1182             12,459.35

.. $12,501 SP PIMCO Total Return Portfolio/1/
.. $12,459 Lehman Brothers Aggregate Bond Index/2/

.. PERFORMANCE REVIEW

While 2002 was a difficult year for financial markets, the fixed income markets weathered the storm far better than more volatile asset classes. Investors seeking safe haven from the turbulent market conditions drove prices of most bonds higher, which pushed market interest rates lower. In 2002, U.S. Treasuries and mortgage-backed issues outpaced other domestic sectors and non-U.S. bonds amid strong demand for safe, stable, and liquid assets. The Portfolio's underweight exposure to mortgage-backed securities--one of the best performing asset classes in 2002--detracted from its returns. Although our strategic corporate bond underweight was a positive, our issue selection of energy and airline debt securities detracted from the Portfolio's performance due to corporate governance scandals and concern about the bankruptcy of United Airlines.

Among the factors that helped the Portfolio was our decision to maintain its average duration above that of its benchmark index as interest rates fell across the yield curve. The Portfolio's overweight exposure to short- and intermediate-term bonds was another positive because they outperformed as interest rates fell the most in that part of the yield curve. The Portfolio was also helped by its exposure to emerging markets bonds. A lower global aversion to risk and Brazil's recovery amid post-election financial stability helped emerging markets bonds rebound strongly in the fourth quarter from earlier losses. Exposure to non-U.S bonds of developed nations was another positive because euro-zone bonds outperformed as economic growth in Europe lagged that in the United States. Exposure to the euro helped Portfolio returns as increased global risk tolerance dimmed the allure of U.S. dollar assets as a safe haven.

The Portfolio's performance was achieved during a period of falling interest rates. There can be no assurance this performance can be repeated in the future.

----------
High yield bonds, also known as "junk bonds," are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

.. MANAGED BY: JENNISON ASSOCIATES LLC

Sound businesses with long-term growth prospects are being priced as if the possibility of growth is negligible. We don't believe it is. We expect the Portfolio, which holds largely profitable companies with strong financial underpinnings, to demonstrate earnings growth, and we also expect other investors to once again pay a premium for that growth in line with the long-term norm. If that happens, the shares prices of our holdings should rise faster than their earnings and faster than the market average as the growth premium increases.

.. PERFORMANCE SUMMARY

                                                  SIX                 SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/       MONTH     1-YEAR   INCEPTION
SP Prudential U.S. Emerging Growth Port
 folio: Class I/1/                               -10.86%  -32.08%    -28.34%
SP Prudential U.S. Emerging Growth
 Portfolio Class II/1/                           -11.09%  -32.41%    -27.97%
S&P MidCap 400 Index/2/                          -11.68%  -14.51%     -8.59%
Russell Midcap Growth Index/2/                   - 9.59%  -27.41%    -30.23%
Lipper (VIP) Mid-Cap Growth Funds Average/2/     -13.77%  -31.09%    -31.32%
Lipper (VIP) Multi-cap Growth Funds Average/2/   -12.40%  -30.67%    -33.40%

SP Prudential U.S. Emerging Growth Portfolio Class I inception date: 9/22/2000. SP Prudential U.S. Emerging Growth Portfolio Class II inception date: 7/9/2001. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. The benchmark "Since Inception" returns are based on the Class I inception date. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Prudential U.S. Emerging Growth Portfolio (Class I) returned -32.08% in 2002, trailing the Lipper (VIP) Mid-Cap Growth and Lipper (VIP) Multi-Cap Growth Funds Averages.

                      $10,000 INVESTED SINCE INCEPTION*,***

[GRAPHIC APPEARS HERE]

                  SP U.S.EMERGING         S&P MIDCAP
                  GROWTH                  400 INDEX
09/30/2000        10,000.0000              10,000.00
12/31/2000         8,388.5468               9,614.94
06/30/2001         8,018.1695               9,707.97
12/31/2001         6,897.0272               9,556.86
06/30/2002         5,255.3545               9,249.99
12/31/2002         4,684.7732               8,169.92

.. $4,685 SP Prudential U.S. Emerging Growth Portfolio: Class I/1/ .. $8,170 S&P MidCap 400 Index/2/

.. PERFORMANCE REVIEW

Generally, investors are willing to pay a premium for companies with the potential for rapid growth, but this became increasingly less so in 2002. Since the Portfolio's focus is on rapidly growing companies, this shrinkage of the growth premium had a greater impact on the Portfolio than on the overall market. However, the largest detractor was Gemstar-TV Guide International, whose stock declined substantially when another firm mounted a legal challenge to Gemstar's patents. Gemstar lost its case and we took our loss. Concord EFS, which processes debit card and ATM transactions, suffered when transaction volume declined and the business became more competitive. We sold this position as well. The Portfolio's positions in strong companies in businesses that had become dormant, such as firms exposed to the low demand for semiconductors, also hurt return, but positions the Portfolio well for a recovery.

Technology stocks also were among the positive contributors to return. Some had large gains, including Rational Software, which produces tools for writing computer programs, and the communications equipment company Emulex. We began the reporting period with a substantial commitment to the healthcare sector, which we expected to be less affected by the economic slowdown than technology. We had some significant winners in the healthcare sector, including WebMD, ExpressScripts, and Teva Pharmaceutical Industries, a manufacturer of generic drugs, whose position was strengthened by a slowdown in new drug introductions. The largest single positive contribution came from the advertising conglomerate Omnicom Group, whose shares rebounded after concerns about its accounting were put to rest.

-------------
Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.
* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.
** The graph is based on the performances of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assests of the Class II shares.
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.         ANNUAL REPORT         DECEMBER 31, 2002

SP SMALL/MID CAP VALUE PORTFOLIO

..  MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

The Portfolio remains focused on identifying stocks with improving business fundamentals that offer high-quality earnings at reasonable prices. We consider both short and long-term earnings growth, as well as a security's valuation (price in relation to book value, earnings, and earnings growth). Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

..  PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURN               SIX                   SINCE
PERCENTAGES/1/                           MONTH      1-YEAR    INCEPTION

SP Small/Mid Cap Value Portfolio/1/     -16.73%    -14.38%      -0.76%

Russell 2500 Index/2/                   -13.27%    -17.80%      -9.36%

Russell 2500 Value Index/2/             -13.94%     -9.87%      -3.23%

Lipper(VIP) Mip-Cap Value Funds
Average/2/                              -11.36%    -10.81%       0.88%

SP Small/Mid Cap Value Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Small/Mid Cap Value Portfolio returned - 14.38% in 2002, underperforming the Lipper (VIP) Mid-Cap Value Funds Average.

                       $10,000 INVESTED SINCE INCEPTION*

             SP Small/mid-cap   Russell 2500 Index
             Value

09/30/2000   10,000.0000                 10,000.00
12/31/2000   11,132.9148                  9,633.63
06/30/2001   11,644.0610                 10,003.89
12/31/2001   11,479.0707                  9,751.16
06/30/2002   11,802.4248                  9,242.26
12/31/2002    9,828.2680                  8,015.93

.. $9,828 SP Small/Mid Cap Value Portfolio/1/
.. $8,016 Russell 2500 Index/2/

..  PERFORMANCE REVIEW

Overall, 2002 was challenging year for stock investors, with most equity indexes posting double-digit declines. Fundamentals--key business factors such as earnings, profits, and cash flow--deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring.

Despite an upward move in the fourth quarter, stocks ended the year in negative territory for the third year in a row. Concerns about the situation with Iraq, continued signs of a weakening economy, and disappointing corporate earnings all contributed to the results. In addition, the steady stream of negative news about corporate governance issues precipitated a crisis of investor confidence. There was no safe haven from negative returns, with all sectors, styles, and market cap ranges firmly in the red.

In this environment, the SP Small/Mid Cap Value Portfolio posted a loss and trailed its broadbased benchmark, the Russell 2500 Value Index. The primary reason for the Portfolio's underperformance was its overweight in industrials. Security selection within the airline industry hurt, as airlines battled heavy debt loads and the ongoing threat of bankruptry. Conversely, overweighting consumer staples companies helped return as consumer spending held up particularly well during the year.

----------
Small and medium-size companies may have limited marketability, and may be subject to more erratic or abrupt market movements than large-cap stocks.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charge were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.        ANNUAL REPORT          DECEMBER 31, 2002

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

..  MANAGED BY: JENNISON ASSOCIATES, LLC; AND ALLIANCE CAPITAL MANAGEMENT, LP

The SP Strategic Partners Focused Growth Portfolio combines the efforts of two leading growth style equity investment advisers: Jennison Associates and Alliance Capital Management. There are many ways of executing a growth investing strategy, and by combining the results of two advisers, we hope to produce a more consistent return than either adviser would do alone.

..  PERFORMANCE SUMMARY

                                                                SIX                SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/                     MONTH    1-YEAR   INCEPTION
SP Strategic Partners Focused Growth Portfolio: Class I/1/    -12.52%   -25.26%   -26.04%
SP Strategic Partners Focused Growth Portfolio: Class II/1/   -12.61%   -25.52%   -23.52%
S&P 500 Index/2/                                                -8.97%   -27.88%   --29.78
Russell 1000 Growth Index/2/                                   -8.97%   -27.88%   -29.78%
Lipper (VIP) Large-Cap Growth Funds Average/2/                -11.87%   -28.65%   -28.88%

SP Strategic Partners Focused Growth Portfolio Class 1 inception date:
9/22/2000. SP Strategic Partners Focused Growth Portfolio Class II inception date: 1/12/2001. The benchmark "Since Inception" returns are based on the Class I inception date. A portion of the expenses of the Portfolio are subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Strategic Partners Focused Growth Portfolio (Class I) returned -25.26% in 2002, outperforming the Lipper (VIP) Large-Cap Growth Funds Average. There were few opportunities for positive returns for growth investors during the year.

                      $10,000 INVESTED SINCE INCEPTION*,**

[GRAPHIC APPEARS HERE]

              SP STRATEGIC
             PARTNERS FOCUSED
             GROWTH; CLASS I      S&P 500

09/30/2000      10,000.0000      10,000.00
12/31/2000       7,953.4130       9,218.11
06/30/2001       7,345.4752       8,601.15
12/31/2001       6,735.0202       8,123.36
06/30/2002       5,754.2892       7,055.06
12/31/2002       5,033.7521       6,328.72

.. $5,034 SP Strategic Partners Focused Growth Portfolio: Class I/1/ .. $6,329 S&P 500 Index/2/

..  PERFORMANCE REVIEW

The Portfolio's outperformance of its benchmark was largely due to its focus on sectors that were affected less than most by the market's fall. Healthcare stocks, in general, benefited from their relative insulation from the economic recession. The Portfolio had gains on its positions in UnitedHealth Group and Amgen. However, some of this strength was offset by substantial declines on its position in Genentech. Consumer stocks generally performed well because consumer spending was the strongest part of the economy in 2002. The Portfolio did particularly well on its positions in the retail stores Best Buy, Lowes Companies, Home Depot, and Kohl's. The Portfolio had a significant position in the hospitality firm Marriott International, which also declined less than the overall market. Its positions in Viacomm and Pepsico hurt its relative position.

The stress created by the prolonged downturn in technology spending had the greatest impact on companies that were weak either financially or technically. Market leaders, even though their current earnings were still under pressure, looked to benefit from reduced competition when technology spending picked up. This helped the Fund's positions in market-leading technology companies Dell and Microsoft. The Portfolio's position in Texas Instruments declined substantially because recovery in semiconductors was slow, particularly in components for wireless telecommunications handsets, where Texas Instruments is strong.

Among financials, consumer lending held up well, while investment banking and other capital markets activities fared poorly. The Portfolio's positions in Bank One and Household International contributed to its relative performance. Its significant position in Citigroup hurt its performance. Although Citigroup's long-term competitive position remains strong, its short-term prospects were clouded by uncertain liabilities for conflicts of interest in its equity research operation.

________________________________________________________________________________
* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

** The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Please refer to the Glossary of Benchmark Definitions page at the end of this section.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002

STOCK INDEX PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

This Portfolio consists primarily of the 500 stocks that comprise the S&P 500 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the S&P 500 Index, and tends to reflect the general trends of the overall U.S. equity market.

.. PERFORMANCE SUMMARY

                                               SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/    MONTH   1-YEAR   3-YEAR   5-YEAR   10-YEAR
Stock Index Portfolio/1/                      -10.30%  -22.19%  -14.62%   -0.74%    9.07%
S&P 500 Index/2/                              -10.30%  -22.09%  -14.54%   -0.58%    9.34%
Lipper (VIP) S&P 500 Index Funds
 Average/2/                                   -10.46%  -22.43%  -14.83%   -0.86%    9.01%

Stock Index Portfolio inception date: 10/19/1987.

The Stock Index Portfolio returned -22.19% in 2002, 24 basis points (hundredths of a percentage point) above its peer group Lipper Average. It trailed its benchmark, the S&P 500 Index, by only 10 basis points.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                    STOCK INDEX PORTFOLIO                         S&P-500
12/31/1992                    10,000.0000                       10,000.00
06/30/1993                    10,464.4071                       10,486.43
12/31/1993                    10,966.4011                       11,005.68
06/30/1994                    10,578.7027                       10,633.30
12/31/1994                    11,077.0035                       11,150.25
06/30/1995                    13,288.7613                       13,401.01
12/31/1995                    15,182.9527                       15,335.35
06/30/1996                    16,693.1524                       16,882.55
12/31/1996                    18,609.0446                       18,854.05
06/30/1997                    22,389.5246                       22,737.46
12/31/1997                    24,718.7710                       25,142.07
06/30/1998                    29,038.4565                       29,597.73
12/31/1998                    31,744.6671                       32,332.42
06/30/1999                    35,583.6800                       36,330.75
12/31/1999                    38,266.0106                       39,132.97
06/30/2000                    38,058.4951                       36,965.99
12/31/2000                    34,810.2602                       35,571.17
06/30/2001                    32,455.2512                       33,190.43
12/31/2001                    30,614.4730                       31,346.70
06/30/2002                    26,556.0129                       27,224.33
12/31/2002                    23,820.2777                       24,421.49


.. $23,820 Stock Index Portfolio/1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

The market's decline had extraordinary breadth. By the end of the year 2002, not only had each of the 10 sectors declined, but only 13 of the 123 narrower industry group classifications in the Index had gains exceeding 1%. Of the sectors, technology had the largest negative impact on the Index because it is still among the largest sectors and it declined the most. Several large technology companies detracted from the Portfolio's return, including Intel, International Business Machines (IBM), Microsoft, Cisco Systems, and Sun Microsystems. The consumer discretionary sector had the second largest negative impact, pulled down by electronic media and retail stocks. AOL Time Warner and Home Depot were two of the largest detractors.

The industrial sector had the third largest detraction, in part because it includes Tyco International, whose shares fell sharply after its former CEO was indicted for tax evasion. Subsequently, several accounting issues surfaced, leading to a restatement of prior years' earnings. Tyco's problems increased investors' skepticism about the earnings of many large companies that, like Tyco, had grown through a series of acquisitions, and which had complicated financial statements as a result. General Electric, one of those affected, also pulled down the industrial sector average. Citigroup and American International Group (AIG), two large financial corporations that had grown through many acquisitions, also were affected by the increased skepticism. In addition, Citigroup faced losses associated with its lending to companies that recently filed for bankruptcy and liability for issues concerning its equity research group. These stocks pulled down the average return of the financial sector. Together they accounted for more than a third of the sector's negative impact. Although the 15% average decline on financial stocks was somewhat better than returns in technology and industrials, it had a significant impact because it is now the largest sector in the index.

Healthcare is the second largest sector, and the poor returns on most drug and biotechnology stocks had a significant impact as well. Bristol-Myers Squibb, Pfizer, and Wyeth were among the 10 largest detractors from the S&P 500 Index in 2002. However, Merck, Pharmacia, Forest Laboratories, and Unitedhealth Group were among the 10 largest positive contributors. Overall, the sector's impact was in the middle of the group.

Most positive contributions came in consumer staples industries. The sector overall had only a single-digit decline, supported by gains in the housewares, casinos and gaming, food distribution, and brewing industries.

----------
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002

VALUE PORTFOLIO

.. MANAGED BY: JENNISON ASSOCIATES, LLC

We think industries that have been hit hard by the recession and in which capacity was shut down may see the greatest profit growth with small increases in economic activity. They include consumer stocks such as media firms, and energy, industrials, and basic materials companies. Opportunities in financial stocks, including those in capital markets activities and insurance companies, hinge on the recovery of share prices from oversold levels rather than on rising earnings. Effective as of the close of business on December 12, 2002, Jennison Associates, LLC is responsible for managing 100% of the Portfolio's assets replacing Deutsche Asset Management and Victory Capital Management.

.. PERFORMANCE SUMMARY

                                                                                10-YEAR/
                                                 SIX                              SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/      MONTH   1-YEAR  3-YEAR  5-YEAR  INCEPTION
Value Portfolio: Class I/1/                    -12.66%  -21.97%  -4.05%  -0.60%      9.31%
Value Portfolio: Class II/1/                   -12.92%  -22.35%    N/A     N/A     -16.63%
S&P 500 Index/2/                               -10.30%  -22.09% -14.54%  -0.58%      9.34%
Russell 1000 Value Index/2/                    -11.29%  -15.52%  -5.14%   1.16%     10.80%
Lipper (VIP) Large-Cap Value Funds Average/2/  -10.93%  -18.57%  -5.82%  -0.34%      7.38%
Lipper (VIP) Multi-Cap Value Funds Average/2/  -11.87%  -18.97%  -3.69%   0.60%      7.67%

Value Portfolio Class I inception date: 2/19/1988. Value Portfolio Class II inception date: 5/14/2001. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. The benchmark "Since Inception" returns are based on the Class I inception date.

The Value Portfolio's Class I shares returned -21.97% in 2002, trailing the Lipper (VIP) Large-Cap Value and (VIP) Multi-Cap Value Funds Averages.

$10,000 INVESTED OVER 10 YEARS*

[GRAPHIC APPEARS HERE]

              VALUE PORTFOLIO (CLASS I)          S&P 500
12/31/1992   10,000.0000                        10,000.00
06/30/1993   11,558.7329                        10,486.43
12/31/1993   12,228.2910                        11,005.68
06/30/1994   12,102.6438                        10,633.30
12/31/1994   12,404.0097                        11,150.25
06/30/1995   14,154.6506                        13,401.01
12/31/1995   15,096.1069                        15,335.35
06/30/1996   16,160.3335                        16,882.65
12/31/1996   18,377.6715                        18,854.05
06/30/1997   21,588.4838                        22,737.46
12/31/1997   25,105.3389                        25,142.07
06/30/1998   27,589.8364                        29,597.73
12/31/1998   24,507.1850                        32,332.42
06/30/1999   28,985.4105                        36,330.75
12/31/1999   27,576.4300                        39,132.97
06/30/2000   26,111.8919                        38,965.99
12/31/2000   31,875.6289                        35,571.17
06/30/2001   32,136.7004                        33,190.43
12/31/2001   31,213.5533                        31,346.70
06/30/2002   27,888.6744                        27,224.33
12/31/2002   24,356.8015                        24,421.49

.. $24,357 Value Portfolio: Class I/1/
.. $24,421 S&P 500 Index/2/

.. PERFORMANCE REVIEW

Companies with previously hidden corporate improprieties detracted from the Portfolio's performance as these irregularities became public. There were reporting and financial irregularities at Adelphia Communications, a cable service provider, and Tyco International, an industrial conglomerate. Energy merchants faced uncertain liabilities for manipulating electricity prices and their profit reports, in addition to being forced to raise capital after Enron Corporation's bankruptcy. Citigroup and other capital markets firms were charged with conflicts of interest in their equity research. Among the other significant detractors from return, electronic media, retail, paper, and telecommunications stocks were prominent. Hartford Financial Services Group was hurt when the poor equity markets deterred potential customers for its large variable annuity business.

In contrast, Principal Financial Group's variable annuity business focused on the bond market, which performed well. It also has a 401(k) business, where regular contributions were relatively insensitive to market conditions. Bank of America's profits grew from internal restructuring as well as from an interest-rate environment that increased the profit margin on loans. Among materials stocks, sharp rises in the price of both copper and gold boosted the shares of Freeport McMoRan Copper and Gold and the Portfolio's other gold holdings. Its energy positions were focused on oil and gas field services and companies with substantial energy reserves, which benefited from an increased interest in non-Middle East sources. Defense-related stocks were among the better performers. Food and home products stocks, such as Anheuser-Busch Companies, contributed to the Portfolio's return, as did its newspaper holdings. The Portfolio's investments in managed care providers and hospital managers benefited from rising reimbursement rates and consolidation in the hospital industry.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.
* The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares. /1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.
/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND, INC.       ANNUAL REPORT           DECEMBER 31, 2002

ZERO COUPON BOND PORTFOLIO 2005

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

While nominal growth in global gross domestic product will likely be higher in 2003 than in 2002, we do not expect it to fuel enough inflation fears to require any of the major central banks to tighten monetary policy, at least in the first half of 2003. As the threat of inflation recedes further, central banks will continue to shift from fighting inflation to managing stability.

In our view, the most likely scenarios for the Federal Reserve (the Fed) include remaining on hold, cutting short-term interest rates further, and using its influence to drive long-term rates lower. The European Central Bank will most likely cut rates in 2003. Thus, global interest rates will likely remain low, with declines possible in the longer end of the yield curve. The yield curve graphs the yields of bonds with the same credit quality ranging from the shortest to the longest maturities.

The risks to this low-rate scenario are the growing federal budget deficit in the United States and the corresponding increase in the issuance of U.S. Treasuries.

.. PERFORMANCE SUMMARY

                                               SIX
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/     MONTH     1-YEAR  3-YEAR  5-YEAR  10-YEAR
Zero Coupon Bond Portfolio 2005/1/              6.28%     10.40%  10.73%   7.55%   8.69%

Lehman Brothers Govt. Bond Index/2/             7.44%     11.50%  10.63%   7.77%   7.56%

Lipper (VIP) Target Maturity Funds Average/2/   9.54%     15.62%  13.00%   8.19%   9.26%

Zero Coupon Bond Portfolio 2005 inception date: 5/1/1989.

The Zero Coupon Bond Portfolio 2005 returned 10.40% in 2002, while its Lipper
(VIP) Target Maturity Funds Average gained 15.62%. The Portfolio was at a disadvantage because its anticipated liquidation date of November 15, 2005 prevented us from investing in slightly longer-term bonds that experienced greater price increases than shorter-term bonds during the year.

                         $10,000 INVESTED OVER 10 YEARS

[GRAPHIC APPEARS HERE]

                ZERO COUPON BOND PORTFOLIO 2005  LEHMAN GOVT. BOND INDEX
12/31/1992      10,000.0000                      10,000.00
06/30/1993      11,662.3053                      10,754.07
12/31/1993      12,193.5972                      11,065.82
06/30/1994      10,955.6340                      10,610.33
12/31/1994      11,022.3100                      10,692.33
06/30/1995      13,226.2090                      11,889.83
12/31/1995      14,532.7223                      12,653.39
06/30/1996      13,534.4106                      12,426.36
12/31/1996      14,385.6084                      13,004.05
06/30/1997      14,669.2694                      13,345.55
12/31/1997      15,993.5876                      14,250.92
06/30/1998      16,701.4675                      14,846.93
12/31/1998      17,969.0459                      15,654.56
06/30/1999      17,059.1616                      16,299.70
12/31/1999      16,952.2076                      16,305.16
06/30/2000      17,728.2586                      16,065.50
12/31/2000      19,284.3857                      17,332.14
06/30/2001      19,824.2025                      17,725.58
12/31/2001      20,847.7539                      18,585.44
06/30/2002      21,656.3152                      19,287.41
12/31/2002      23,015.7437                      20,721.91

  $23,016 Zero Coupon Bond Portfolio 2005/1/
.. $20,722 Lehman Brothers Govt. Bond Index/2/

.. PERFORMANCE REVIEW

A stock market pummeled by corporate governance scandals and the growing threat of war between the United States and Iraq drove a flight to quality in which investors purchased Treasuries and federal agency securities. Anticipation of the Fed's decision to cut short-term rates in November 2002 to help support a shaky U.S. economic recovery also encouraged investors to buy Treasuries and federal agency issues.

As a result, prices of these debt issues rallied, which pushed their yields sharply lower. The Portfolio was helped by its considerable exposure to federal agency zero coupon bonds, which were also in demand because they yielded more than comparable Treasuries.

The Portfolio underperformed its Lipper Average as it had a somewhat shorter-than-average duration than certain funds in its peer group that can invest in slightly longer-term zero coupon bonds. (Duration is a measure of a fund's sensitivity to changes in the level of interest rates.) In a declining interest-rate environment, having a longer duration enables a fund to benefit more fully from the rally in bond prices.

-----------
/1/Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would significantly lower. Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

                        --------------------------------
                        CONSERVATIVE BALANCED PORTFOLIO
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $299,903,522 (cost $3,540,630,361)................... $3,208,349,677
      Cash..................................................             20
      Receivable for investments sold.......................     32,553,889
      Dividends and interest receivable.....................     13,214,436
      Receivable for securities lending income..............      3,375,404
      Due from broker -- variation margin...................      1,039,181
      Prepaid expenses......................................         32,338
      Receivable for capital stock sold.....................         22,259
                                                             --------------
       Total assets.........................................  3,258,587,204
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................    311,488,042
      Payable for investments purchased.....................    283,877,003
      Management fee payable................................      1,258,793
      Payable for capital stock repurchased.................        738,706
      Accrued expenses and other liabilities................        595,141
      Securities lending rebate payable.....................        321,584
      Payable to securities lending agent...................         13,948
                                                             --------------
       Total liabilities....................................    598,293,217
                                                             --------------
    NET ASSETS.............................................. $2,660,293,987
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $    2,140,241
       Paid-in capital in excess of par.....................  2,997,428,728
                                                             --------------
                                                              2,999,568,969
      Undistributed net investment income...................     73,725,917
      Accumulated net realized loss on investments..........    (66,820,446)
      Net unrealized depreciation on investments............   (346,180,453)
                                                             --------------
      Net assets, December 31, 2002......................... $2,660,293,987
                                                             ==============
    Net asset value and redemption price per share,
     $2,660,293,987 / 214,024,086 outstanding shares of
     common stock (authorized 740,000,000 shares)........... $        12.43
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Interest................................................. $  53,660,728
     Dividends (net of $84,516 foreign withholding tax).......    36,071,417
     Income from securities lending, net......................       709,364
                                                               -------------
                                                                  90,441,509
                                                               -------------
   EXPENSES
     Management fee...........................................    16,232,536
     Custodian's fees and expenses............................       384,000
     Shareholders' reports....................................       225,000
     Audit fee................................................        41,000
     Insurance expenses.......................................        34,000
     Directors' fees..........................................        28,000
     Legal fees and expenses..................................        25,000
     Commitment fee on syndicated credit agreement............        16,000
     Transfer agent's fees and expenses.......................         2,800
     Miscellaneous............................................         3,079
                                                               -------------
      Total expenses..........................................    16,991,415
     Less: custodian fee credit...............................       (15,232)
                                                               -------------
      Net expenses............................................    16,976,183
                                                               -------------
   NET INVESTMENT INCOME......................................    73,465,326
                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS
     Net realized loss on:
      Investments.............................................   (34,621,392)
      Futures.................................................   (25,816,437)
                                                               -------------
                                                                 (60,437,829)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (282,065,013)
      Futures.................................................   (17,220,737)
                                                               -------------
                                                                (299,285,750)
                                                               -------------
   NET LOSS ON INVESTMENTS....................................  (359,723,579)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(286,258,253)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended        Year Ended
                                                        December 31, 2002 December 31, 2001
                                                        ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................................  $   73,465,326    $  105,097,945
 Net realized gain (loss) on investments...............     (60,437,829)       37,892,823
 Net change in unrealized appreciation (depreciation)
   on investments......................................    (299,285,750)     (220,427,190)
                                                         --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..    (286,258,253)      (77,436,422)
                                                         --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income..................              --      (114,129,388)
 Distributions from net realized capital gains.........      (8,002,898)      (36,762,195)
                                                         --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................      (8,002,898)     (150,891,583)
                                                         --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [6,943,283 and 3,551,424 shares,
   respectively].......................................      91,446,170        50,124,715
 Capital stock issued in reinvestment of dividends and
   distributions [588,881 and 10,903,520 shares,
   respectively].......................................       8,002,898       150,891,583
 Capital stock repurchased [31,614,428 and 30,262,884
   shares, respectively]...............................    (404,569,296)     (427,300,298)
                                                         --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
 STOCK TRANSACTIONS....................................    (305,120,228)     (226,284,000)
                                                         --------------    --------------
TOTAL DECREASE IN NET ASSETS...........................    (599,381,379)     (454,612,005)
NET ASSETS:
 Beginning of year.....................................   3,259,675,366     3,714,287,371
                                                         --------------    --------------
 End of year (a).......................................  $2,660,293,987    $3,259,675,366
                                                         ==============    ==============
 (a) Includes undistributed net investment income of:..  $   73,725,917    $           --
                                                         --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $88,530,362 (cost $1,751,084,107).................... $1,781,386,627
      Receivable for investments sold.......................     45,032,666
      Interest receivable...................................     14,212,014
      Unrealized appreciation on forward foreign currency
       contracts............................................        265,811
      Receivable for capital stock sold.....................         49,601
      Receivable for securities lending income..............         47,594
      Prepaid expenses......................................         17,650
                                                             --------------
       Total assets.........................................  1,841,011,963
                                                             --------------
    LIABILITIES
      Payable for investments purchased.....................    377,054,053
      Collateral for securities on loan.....................     91,361,911
      Unrealized depreciation on forward foreign currency
       contracts............................................        826,566
      Management fee payable................................        462,101
      Payable for capital stock repurchased.................        362,717
      Accrued expenses and other liabilities................        289,007
      Due to broker -- variation margin.....................        259,813
      Securities lending rebate payable.....................        117,643
      Deferred directors' fees..............................          9,072
      Payable to securities lending agent...................          5,626
                                                             --------------
       Total liabilities....................................    470,748,509
                                                             --------------
    NET ASSETS.............................................. $1,370,263,454
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $    1,266,313
       Paid-in capital in excess of par.....................  1,386,244,641
                                                             --------------
                                                              1,387,510,954
      Distributions in excess of net investment income......       (511,938)
      Accumulated net realized loss on investments..........    (46,726,931)
      Net unrealized appreciation on investments and
       foreign currencies...................................     29,991,369
                                                             --------------
      Net assets, December 31, 2002......................... $1,370,263,454
                                                             ==============
    Net asset value and redemption price per share,
     $1,370,263,454 / 126,631,276 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        10.82
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
      Interest................................................ $74,140,837
      Dividends...............................................   5,816,271
      Income from securities lending, net.....................     551,448
                                                               -----------
                                                                80,508,556
                                                               -----------
     EXPENSES
      Management fees.........................................   5,659,096
      Custodian's fees and expenses...........................     266,000
      Shareholders' reports...................................     170,000
      Audit fee...............................................      49,000
      Directors' fees.........................................      35,000
      Commitment fee on syndicated credit agreement...........      19,000
      Insurance expenses......................................      15,000
      Legal fees and expenses.................................      15,000
      Transfer agent's fees and expenses......................       4,000
      Miscellaneous...........................................         290
                                                               -----------
        Total expenses........................................   6,232,386
      Less: custodian fee credit..............................     (25,452)
                                                               -----------
        Net expenses..........................................   6,206,934
                                                               -----------
     NET INVESTMENT INCOME....................................  74,301,622
                                                               -----------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
        Investments...........................................  (4,946,300)
        Options written.......................................    (179,242)
        Futures...............................................   9,218,999
        Foreign currencies....................................  (5,771,780)
                                                               -----------
                                                                (1,678,323)
                                                               -----------
      Net change in unrealized appreciation (depreciation) on:
        Investments...........................................  23,035,426
        Futures...............................................     966,081
        Foreign currencies....................................    (774,848)
                                                               -----------
                                                                23,226,659
                                                               -----------
     NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES...........  21,548,336
                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..... $95,849,958
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................  $   74,301,622    $   86,941,182
 Net realized loss on investments and foreign
   currencies.....................................      (1,678,323)       (3,252,991)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................      23,226,659         5,233,740
                                                    --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................      95,849,958        88,921,931
                                                    --------------    --------------
DIVIDENDS:
 Dividends from net investment income.............    (159,965,745)      (83,748,940)
 Tax Return of Capital............................      (1,784,789)               --
                                                    --------------    --------------
                                                      (161,750,534)      (83,748,940)
                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [17,549,865 and 20,266,550
   shares, respectively]..........................     189,983,072       237,445,375
 Capital stock issued in reinvestment of
   dividends [15,159,311 and 7,262,307 shares,
   respectively]..................................     161,750,534        83,748,940
 Capital stock repurchased [29,401,035 and
   16,727,741 shares, respectively]...............    (316,229,673)     (195,468,888)
                                                    --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................      35,503,933       125,725,427
                                                    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (30,396,643)      130,898,418
NET ASSETS:
 Beginning of year................................   1,400,660,097     1,269,761,679
                                                    --------------    --------------
 End of year (a)..................................  $1,370,263,454    $1,400,660,097
                                                    ==============    ==============
 (a) Includes undistributed net investment income
   of:............................................  $           --    $   86,757,729
                                                    --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
        Investments, at value including securities on
          loan of $51,809,934 (cost $3,925,909,975)...... $3,324,078,914
        Foreign currency, at value (cost $58,670)........         59,158
        Receivable for investments sold..................     10,338,006
        Dividends and interest receivable................      3,276,716
        Prepaid expenses.................................         42,587
        Receivable for capital stock sold................         39,735
        Due from broker -- variation margin..............         33,700
        Receivable for securities lending income.........          9,809
                                                          --------------
          Total assets...................................  3,337,878,625
                                                          --------------
       LIABILITIES
        Collateral for securities on loan................     54,112,368
        Payable for investments purchased................      6,834,312
        Payable for capital stock repurchased............      1,315,840
        Management fee payable...........................      1,282,185
        Accrued expenses and other liabilities...........        251,734
        Securities lending rebate payable................         81,199
        Payable to securities lending agent..............          6,539
        Payable to custodian.............................          1,665
        Withholding tax payable..........................          1,179
        Distribution fee payable.........................             87
        Administration fee payable.......................             52
                                                          --------------
          Total liabilities..............................     63,887,160
                                                          --------------
       NET ASSETS........................................ $3,273,991,465
                                                          ==============
        Net assets were comprised of:
          Common stock, at $0.01 par value............... $    2,078,595
          Paid-in capital in excess of par...............  4,619,238,529
                                                          --------------
                                                           4,621,317,124
        Undistributed net investment income..............      1,374,116
        Accumulated net realized loss on investments.....   (746,520,956)
        Net unrealized depreciation on investments and
          foreign currencies.............................   (602,178,819)
                                                          --------------
        Net assets, December 31, 2002.................... $3,273,991,465
                                                          ==============
       Class I:
       Net asset value and redemption price per share,
        $3,273,595,574/207,834,384 outstanding shares of
        common stock (authorized 590,000,000 shares)..... $        15.75
                                                          ==============
       Class II:
       Net asset value and redemption price per share,
        $395,891/25,121 outstanding shares of common
        stock (authorized 10,000,000 shares)............. $        15.76
                                                          ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

      INVESTMENT INCOME
       Dividends (net of $474,464 foreign withholding
         tax)........................................... $    52,796,575
       Interest.........................................         601,038
       Income from securities lending, net..............          27,070
                                                         ---------------
                                                              53,424,683
                                                         ---------------
      EXPENSES
       Management fee...................................      17,674,618
       Distribution fee -- Class II.....................           1,358
       Administration fee -- Class II...................             815
       Shareholders' reports............................         766,000
       Custodian's fees and expenses....................         228,000
       Audit fee........................................          80,000
       Insurance expenses...............................          48,000
       Directors' fees..................................          39,000
       Legal fees and expenses..........................          35,000
       Commitment fee on syndicated credit agreement....          14,000
       Transfer agent's fees and expenses...............           6,000
       Miscellaneous....................................           8,450
                                                         ---------------
         Total expenses.................................      18,901,241
       Less: custodian fee credit.......................          (2,516)
                                                         ---------------
         Net expenses...................................      18,898,725
                                                         ---------------
      NET INVESTMENT INCOME.............................      34,525,958
                                                         ---------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES
       Net realized loss on:
         Investments....................................    (522,519,270)
         Futures........................................      (4,449,247)
         Foreign currencies.............................         (72,291)
                                                         ---------------
                                                            (527,040,808)
                                                         ---------------
       Net change in unrealized appreciation
         (depreciation) on:
         Investments....................................    (513,152,345)
         Futures........................................        (679,425)
         Foreign currencies.............................           4,813
                                                         ---------------
                                                            (513,826,957)
                                                         ---------------
      NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES....  (1,040,867,765)
                                                         ---------------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS........................................ $(1,006,341,807)
                                                         ===============

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................  $    34,525,958   $    41,995,448
 Net realized loss on investments and foreign
   currencies.....................................     (527,040,808)     (198,295,232)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................     (513,826,957)     (464,959,296)
                                                    ---------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................   (1,006,341,807)     (621,259,080)
                                                    ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................      (34,102,714)      (40,962,632)
   Class II.......................................           (2,409)           (6,403)
                                                    ---------------   ---------------
                                                        (34,105,123)      (40,969,035)
                                                    ---------------   ---------------
 Distributions from net realized capital gains
   Class I........................................               --      (265,305,843)
   Class II.......................................               --          (118,898)
                                                    ---------------   ---------------
                                                                 --      (265,424,741)
                                                    ---------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................      (34,105,123)     (306,393,776)
                                                    ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [9,073,815 and 6,932,221
   shares, respectively]..........................      172,748,546       148,169,727
 Capital stock issued in reinvestment of
   dividends and distributions [2,132,982 and
   13,872,222 shares, respectively]...............       34,105,123       306,393,776
 Capital stock repurchased [28,711,197 and
   26,225,122 shares, respectively]...............     (509,334,621)     (564,499,707)
                                                    ---------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................     (302,480,952)     (109,936,204)
                                                    ---------------   ---------------
TOTAL DECREASE IN NET ASSETS......................   (1,342,927,882)   (1,037,589,060)
NET ASSETS:
 Beginning of year................................    4,616,919,347     5,654,508,407
                                                    ---------------   ---------------
 End of year (a)..................................  $ 3,273,991,465   $ 4,616,919,347
                                                    ===============   ===============
 (a) Includes undistributed net investment income
   of:............................................  $     1,374,116   $     1,025,572
                                                    ---------------   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                           ---------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments at value including securities on loan of
       $263,882,177 (cost $3,936,836,178).................. $3,626,522,447
      Receivable for investments sold......................     23,497,103
      Dividends and interest receivable....................     11,032,999
      Due from broker -- variation margin..................      1,619,522
      Prepaid expenses.....................................         38,818
      Receivable for capital stock sold....................         17,246
                                                            --------------
       Total assets........................................  3,662,728,135
                                                            --------------
    LIABILITIES
      Collateral for securities on loan....................    273,674,265
      Payable for investments purchased....................    200,641,094
      Management fee payable...............................      1,646,420
      Accrued expenses and other liabilities...............      1,019,716
      Payable for capital stock repurchased................        614,580
      Securities lending rebate payable....................        290,357
      Payable to securities lending agent..................      3,829,330
                                                            --------------
       Total liabilities...................................    481,715,762
                                                            --------------
    NET ASSETS............................................. $3,181,012,373
                                                            ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value.................... $    2,534,598
       Paid-in capital in excess of par....................  3,911,965,389
                                                            --------------
                                                             3,914,499,987
      Undistributed net investment income..................     68,283,392
      Accumulated net realized loss on investments.........   (474,164,395)
      Net unrealized depreciation on investments...........   (327,606,611)
                                                            --------------
      Net assets, December 31, 2002........................ $3,181,012,373
                                                            ==============
    Net asset value and redemption price per share,
     $3,181,012,373 / 253,459,831 outstanding shares of
     common stock (authorized 740,000,000 shares).......... $        12.55
                                                            ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $151,939 foreign withholding tax)...... $  47,984,713
     Interest.................................................    41,378,186
     Income from securities lending, net......................       849,820
                                                               -------------
                                                                  90,212,719
                                                               -------------
   EXPENSES
     Management fee...........................................    21,220,924
     Custodian's fees and expenses............................       380,000
     Shareholders' reports....................................       350,000
     Audit fee................................................        93,000
     Insurance expenses.......................................        41,000
     Commitment fee on syndicated credit agreement............        40,000
     Directors' fees..........................................        36,000
     Legal fees and expenses..................................        20,000
     Transfer agent's fees and expenses.......................         5,000
     Miscellaneous............................................         4,028
                                                               -------------
      Total expenses..........................................    22,189,952
     Less: custodian fee credit...............................       (18,139)
                                                               -------------
      Net expenses............................................    22,171,813
                                                               -------------
   NET INVESTMENT INCOME......................................    68,040,906
                                                               -------------
   NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS
     Net realized loss on:
      Investments.............................................  (190,855,563)
      Futures.................................................   (77,684,749)
                                                               -------------
                                                                (268,540,312)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (259,466,650)
      Futures.................................................   (29,195,171)
                                                               -------------
                                                                (288,661,821)
                                                               -------------
   NET LOSS ON INVESTMENTS....................................  (557,202,133)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(489,161,227)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................  $   68,040,906    $  107,152,943
 Net realized loss on investments................................    (268,540,312)     (195,796,126)
 Net change in unrealized appreciation (depreciation) on
   investments...................................................    (288,661,821)     (160,850,715)
                                                                   --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............    (489,161,227)     (249,493,898)
                                                                   --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................    (106,760,860)     (152,930,076)
 Distributions from net realized capital gains...................              --       (59,783,919)
                                                                   --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................    (106,760,860)     (212,713,995)
                                                                   --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [7,479,921 and 3,603,080 shares,
   respectively].................................................     104,900,934        55,512,751
 Capital stock issued in reinvestment of dividends and
   distributions [7,434,600 and 13,962,157 shares, respectively].     106,760,860       212,713,995
 Capital stock repurchased [24,899,579 and 24,144,277 shares,
   respectively].................................................    (331,331,843)     (373,194,958)
                                                                   --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS....................................................    (119,670,049)     (104,968,212)
                                                                   --------------    --------------
TOTAL DECREASE IN NET ASSETS.....................................    (715,592,136)     (567,176,105)
NET ASSETS:
 Beginning of year...............................................   3,896,604,509     4,463,780,614
                                                                   --------------    --------------
 End of year (a).................................................  $3,181,012,373    $3,896,604,509
                                                                   ==============    ==============
 (a) Includes undistributed net investment income of:............  $   68,283,392    $  106,760,860
                                                                   --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $55,457,074 (cost $617,982,616)....................... $ 558,670,708
      Foreign currency, at value (cost $16,033,675)..........    16,827,773
      Dividends and interest receivable......................       315,861
      Receivable for investments sold........................       242,529
      Receivable for capital stock sold......................        29,334
      Prepaid expenses.......................................         6,730
      Receivable for securities lending income...............            54
      Unrealized appreciation on forward foreign currency
       contracts.............................................            42
                                                              -------------
       Total assets..........................................   576,093,031
                                                              -------------
    LIABILITIES
      Collateral for securities on loan......................    57,222,822
      Payable for investments purchased......................     3,142,147
      Management fee payable.................................       337,816
      Accrued expenses and other liabilities.................       198,108
      Payable for capital stock repurchased..................       183,649
      Securities lending rebate payable......................        54,668
      Withholding tax payable................................        14,740
      Payable to securities lending agent....................         8,244
      Unrealized depreciation on forward foreign currency
       contracts.............................................            51
                                                              -------------
       Total liabilities.....................................    61,162,245
                                                              -------------
    NET ASSETS............................................... $ 514,930,786
                                                              =============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $     453,876
       Paid-in capital in excess of par......................   854,287,626
                                                              -------------
                                                                854,741,502
      Undistributed net investment income....................     2,077,848
      Accumulated net realized loss on investments...........  (283,383,143)
      Net unrealized depreciation on investments and foreign
       currencies............................................   (58,505,421)
                                                              -------------
      Net assets, December 31, 2002.......................... $ 514,930,786
                                                              =============
    Net asset value and redemption price per share,
     $514,930,786 / 45,387,577 outstanding shares of
     common stock (authorized 140,000,000 shares)............ $       11.35
                                                              =============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $578,148 foreign withholding tax)...... $   8,011,602
     Interest.................................................       227,854
     Income from securities lending, net......................       579,233
     Net interest payments on swaps...........................      (240,107)
                                                               -------------
                                                                   8,578,582
                                                               -------------
   EXPENSES
     Management fee...........................................     5,002,944
     Custodian's fees and expenses............................       343,000
     Shareholders' reports....................................        55,000
     Audit fee................................................        18,000
     Legal fees and expenses..................................        14,500
     Directors' fees..........................................        10,000
     Insurance expenses.......................................         9,000
     Transfer agent's fees and expenses.......................         5,300
     Commitment fee on syndicated credit agreement............         1,500
     Miscellaneous............................................           586
                                                               -------------
      Total operating expenses................................     5,459,830
     Loan interest expense (Note 8)...........................           780
     Less: custodian fee credit...............................        (7,881)
                                                               -------------
      Net expenses............................................     5,452,729
                                                               -------------
   NET INVESTMENT INCOME......................................     3,125,853
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (141,240,659)
      Foreign currencies......................................      (812,017)
      Swaps...................................................    (6,613,256)
                                                               -------------
                                                                (148,665,932)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:.
      Investments.............................................   (43,848,945)
      Foreign currencies......................................       907,838
      Swaps...................................................       585,579
                                                               -------------
                                                                 (42,355,528)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (191,021,460)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(187,895,607)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          Year Ended
                                                                                                       December 31, 2002
                                                                                                       -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................................   $   3,125,853
  Net realized loss on investments and foreign currencies.............................................    (148,665,932)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..........     (42,355,528)
                                                                                                         -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................    (187,895,607)
                                                                                                         -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................................      (7,749,158)
  Distributions from net realized capital gains.......................................................              --
                                                                                                         -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................................      (7,749,158)
                                                                                                         -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,258,154 and 28,874,970 shares, respectively].................................     299,046,535
  Capital stock issued in reinvestment of dividends and distributions [531,857 and 13,035,663 shares,
   respectively]......................................................................................       7,749,158
  Capital stock repurchased [36,298,511 and 34,076,083 shares, respectively]..........................    (481,242,136)
                                                                                                         -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................    (174,446,443)
                                                                                                         -------------
TOTAL DECREASE IN NET ASSETS..........................................................................    (370,091,208)
NET ASSETS:
  Beginning of year...................................................................................     885,021,994
                                                                                                         -------------
  End of year (a).....................................................................................   $ 514,930,786
                                                                                                         =============
  (a) Includes undistributed net investment income of:................................................   $   2,077,848
                                                                                                         -------------

                                                                                                          Year Ended
                                                                                                       December 31, 2001
                                                                                                       -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................................  $    5,789,796
  Net realized loss on investments and foreign currencies.............................................    (123,791,727)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..........     (82,268,593)
                                                                                                        --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................    (200,270,524)
                                                                                                        --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................................      (3,409,968)
  Distributions from net realized capital gains.......................................................    (228,950,076)
                                                                                                        --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................................    (232,360,044)
                                                                                                        --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,258,154 and 28,874,970 shares, respectively].................................     504,076,307
  Capital stock issued in reinvestment of dividends and distributions [531,857 and 13,035,663 shares,
   respectively]......................................................................................     232,360,044
  Capital stock repurchased [36,298,511 and 34,076,083 shares, respectively]..........................    (600,916,991)
                                                                                                        --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................     135,519,360
                                                                                                        --------------
TOTAL DECREASE IN NET ASSETS..........................................................................    (297,111,208)
NET ASSETS:
  Beginning of year...................................................................................   1,182,133,202
                                                                                                        --------------
  End of year (a).....................................................................................  $  885,021,994
                                                                                                        ==============
  (a) Includes undistributed net investment income of:................................................  $    7,500,118
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                          ----------------------------
                          GOVERNMENT INCOME PORTFOLIO
                          ----------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, at value including securities on loan of
        $74,677,970 (cost $650,150,046)...................... $670,164,806
       Interest receivable...................................    3,963,806
       Receivable for capital stock sold.....................      367,978
       Receivable for securities lending income..............      106,789
       Prepaid expenses......................................        6,650
                                                              ------------
        Total assets.........................................  674,610,029
                                                              ------------
     LIABILITIES
       Payable for investments purchased.....................  112,273,866
       Collateral for securities on loan.....................   77,133,738
       Payable for capital stock repurchased.................      354,169
       Due to broker -- variation margin.....................      261,228
       Management fee payable................................      162,291
       Securities lending rebate payable.....................       80,613
       Accrued expenses and other liabilities................       59,748
       Deferred directors' fees..............................        3,934
       Payable to securities lending agent...................        3,168
                                                              ------------
        Total liabilities....................................  190,332,755
                                                              ------------
     NET ASSETS.............................................. $484,277,274
                                                              ============
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    387,283
        Paid-in capital in excess of par.....................  446,130,824
                                                              ------------
                                                               446,518,107
       Undistributed net investment income...................      529,516
       Accumulated net realized gain on investments..........   15,222,502
       Net unrealized appreciation on investments............   22,007,149
                                                              ------------
       Net assets, December 31, 2002......................... $484,277,274
                                                              ============
     Net asset value and redemption price per share,
      $484,277,274 / 38,728,313 outstanding shares of
      common stock (authorized 130,000,000 shares)........... $      12.50
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................. $18,145,027
      Dividends................................................   2,218,504
      Income from securities lending, net......................     168,247
                                                                -----------
                                                                 20,531,778
                                                                -----------
    EXPENSES
      Management fee...........................................   1,736,261
      Custodian's fees and expenses............................     107,000
      Shareholders' reports....................................      34,000
      Audit fee................................................      14,000
      Directors' fees..........................................      10,000
      Legal fees and expenses..................................      10,000
      Commitment fee on syndicated credit agreement............       4,000
      Insurance expenses.......................................       4,000
      Transfer agent's fees and expenses.......................       2,000
      Miscellaneous............................................       2,039
                                                                -----------
       Total expenses..........................................   1,923,300
      Less: custodian fee credit...............................     (12,158)
                                                                -----------
       Net expenses............................................   1,911,142
                                                                -----------
    NET INVESTMENT INCOME......................................  18,620,636
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS
      Net realized gain on:
       Investments.............................................  14,482,693
       Options written.........................................     142,578
       Futures.................................................   3,457,320
                                                                -----------
                                                                 18,082,591
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  12,233,696
       Futures.................................................   2,194,598
                                                                -----------
                                                                 14,428,294
                                                                -----------
    NET GAIN ON INVESTMENTS....................................  32,510,885
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $51,131,521
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended        Year Ended
                                                                                 December 31, 2002 December 31, 2001
                                                                                 ----------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income..........................................................   $  18,620,636     $ 16,793,574
 Net realized gain on investments...............................................      18,082,591        4,194,866
 Net change in unrealized appreciation (depreciation) on investments............      14,428,294        2,282,740
                                                                                   -------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................      51,131,521       23,271,180
                                                                                   -------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income...........................................     (35,910,173)     (17,801,024)
 Distributions from net realized capital gains..................................      (2,221,004)              --
                                                                                   -------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS..............................................     (38,131,177)     (17,801,024)
                                                                                   -------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [26,153,275 and 3,823,260 shares, respectively].............     316,194,256       47,281,183
 Capital stock issued in reinvestment of dividends and distributions [3,188,329
   and 1,463,289 shares, respectively]..........................................      38,131,177       17,801,024
 Capital stock repurchased [15,983,126 and 4,161,954 shares, respectively]......    (194,057,645)     (51,013,256)
                                                                                   -------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...........     160,267,788       14,068,951
                                                                                   -------------     ------------
TOTAL INCREASE IN NET ASSETS....................................................     173,268,132       19,539,107
NET ASSETS:
 Beginning of year..............................................................     311,009,142      291,470,035
                                                                                   -------------     ------------
 End of year (a)................................................................   $ 484,277,274     $311,009,142
                                                                                   =============     ============
 (a) Includes undistributed net investment income of:...........................   $     529,516     $ 17,156,501
                                                                                   -------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $115,164,211 (cost $1,344,387,839)................... $1,226,607,579
      Dividends and interest receivable.....................     23,868,770
      Receivable for investments sold.......................      1,369,847
      Receivable for securities lending income..............        982,259
      Receivable for capital stock sold.....................        319,015
      Prepaid expenses......................................         10,769
                                                             --------------
       Total assets.........................................  1,253,158,239
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................    121,926,416
      Payable to custodian..................................      1,369,810
      Management fee payable................................        525,641
      Payable for investments purchased.....................        400,737
      Payable for capital stock repurchased.................        169,501
      Securities lending rebate payable.....................        103,623
      Accrued expenses and other liabilities................         57,825
      Payable to securities lending agent...................         11,393
      Deferred director's fee payable.......................          5,838
                                                             --------------
       Total liabilities....................................    124,570,784
                                                             --------------
    NET ASSETS.............................................. $1,128,587,455
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $    2,460,120
       Paid-in capital in excess of par.....................  1,542,251,449
                                                             --------------
                                                              1,544,711,569
      Undistributed net investment income...................      2,017,478
      Accumulated net realized loss on investments..........   (300,361,332)
      Net unrealized depreciation on investments............   (117,780,260)
                                                             --------------
      Net assets, December 31, 2002......................... $1,128,587,455
                                                             ==============
    Net asset value and redemption price per share,
     $1,128,587,455/ 246,011,965 outstanding shares of
     common stock (authorized 390,000,000 shares)........... $         4.59
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................ $ 85,085,347
      Dividends...............................................    6,043,804
      Income from securities lending, net.....................      451,859
                                                               ------------
                                                                 91,581,010
                                                               ------------
    EXPENSES
      Management fee..........................................    5,069,450
      Custodian's fees and expenses...........................      157,000
      Audit fee...............................................       41,000
      Shareholders' reports...................................       33,000
      Directors' fees.........................................       18,000
      Legal fees and expenses.................................       11,000
      Commitment fee on syndicated credit agreement...........        8,000
      Insurance expenses......................................        8,000
      Transfer agent's fees and expenses......................        4,000
      Miscellaneous...........................................        1,738
                                                               ------------
       Total expenses.........................................    5,351,188
      Less: custodian fee credit..............................      (30,001)
                                                               ------------
       Net expenses...........................................    5,321,187
                                                               ------------
    NET INVESTMENT INCOME.....................................   86,259,823
                                                               ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized loss on investments........................  (88,210,526)
      Net change in unrealized appreciation (depreciation) on
       investments............................................   20,001,592
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (68,208,934)
                                                               ------------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $ 18,050,889
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                          December 31, 2002
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................  $   86,259,823
  Net realized loss on investments.......................................................................     (88,210,526)
  Net change in unrealized appreciation (depreciation) on investments....................................      20,001,592
                                                                                                           --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........................................      18,050,889
                                                                                                           --------------
DIVIDENDS:
  Dividends from net investment income...................................................................    (158,619,952)
                                                                                                           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [118,545,049 and 19,870,429 shares, respectively]...................................     585,030,412
  Capital stock issued in reinvestment of dividends and distributions [33,077,604 and 13,545,200 shares,
   respectively].........................................................................................     158,619,952
  Capital stock repurchased [27,038,135 and 19,703,634 shares, respectively].............................    (130,303,535)
                                                                                                           --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     613,346,829
                                                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................     472,777,766
NET ASSETS:
  Beginning of year......................................................................................     655,809,689
                                                                                                           --------------
  End of year (a)........................................................................................  $1,128,587,455
                                                                                                           ==============
  (a) Includes undistributed net investment income of:...................................................  $    2,017,478
                                                                                                           --------------

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................   $  71,928,840
  Net realized loss on investments.......................................................................     (87,638,249)
  Net change in unrealized appreciation (depreciation) on investments....................................      12,117,544
                                                                                                            -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........................................      (3,591,865)
                                                                                                            -------------
DIVIDENDS:
  Dividends from net investment income...................................................................     (76,479,091)
                                                                                                            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [118,545,049 and 19,870,429 shares, respectively]...................................     115,194,310
  Capital stock issued in reinvestment of dividends and distributions [33,077,604 and 13,545,200 shares,
   respectively].........................................................................................      76,479,091
  Capital stock repurchased [27,038,135 and 19,703,634 shares, respectively].............................    (117,128,504)
                                                                                                            -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................      74,544,897
                                                                                                            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................      (5,526,059)
NET ASSETS:
  Beginning of year......................................................................................     661,335,748
                                                                                                            -------------
  End of year (a)........................................................................................   $ 655,809,689
                                                                                                            =============
  (a) Includes undistributed net investment income of:...................................................   $  71,928,838
                                                                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

   ASSETS
     Investments, at value including securities on loan of
      $55,397,238 (cost $1,720,530,300).................... $ 1,491,671,098
     Receivable for investments sold.......................       7,083,897
     Dividends and interest receivable.....................         831,740
     Receivable for capital stock sold.....................         371,294
     Prepaid expenses......................................          19,123
     Receivable for securities lending income..............           2,193
                                                            ---------------
      Total assets.........................................   1,499,979,345
                                                            ---------------
   LIABILITIES
     Collateral for securities on loan.....................      57,459,433
     Payable for investments purchased.....................       4,290,074
     Management fee payable................................         758,596
     Accrued expenses and other liabilities................         290,810
     Payable for capital stock repurchased.................         233,052
     Securities lending rebate payable.....................          25,623
     Payable to securities lending agent...................          13,429
     Distribution fee payable..............................          10,615
     Administration fee payable............................           6,369
                                                            ---------------
      Total liabilities....................................      63,088,001
                                                            ---------------
   NET ASSETS.............................................. $ 1,436,891,344
                                                            ===============
     Net assets were comprised of:
      Common stock, at $0.01 par value..................... $     1,123,360
      Paid-in capital in excess of par.....................   2,798,128,392
                                                            ---------------
                                                              2,799,251,752
     Distributions in excess of net investment income......         (11,629)
     Accumulated net realized loss on investments..........  (1,133,489,577)
     Net unrealized depreciation on investments............    (228,859,202)
                                                            ---------------
     Net assets, December 31, 2002......................... $ 1,436,891,344
                                                            ===============
   Class I:
   Net asset value and redemption price per share,
    $1,388,810,543 / 108,548,826 outstanding shares of
    common stock (authorized 240,000,000 shares)........... $         12.79
                                                            ===============
   Class II:
   Net asset value and redemption price per share,
    $48,080,801 / 3,787,170 outstanding shares of
    common stock (authorized 20,000,000 shares)............ $         12.70
                                                            ===============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $87,747 foreign withholding tax)...... $  14,868,903
     Interest................................................        89,614
     Income from securities lending, net.....................        95,079
     Net interest payments on swaps..........................      (136,503)
                                                              -------------
                                                                 14,917,093
                                                              -------------
   EXPENSES
     Management fee..........................................    10,861,875
     Distribution fee -- Class II............................       132,296
     Administration fee -- Class II..........................        79,378
     Custodian's fees and expenses...........................       153,000
     Audit fee...............................................        40,000
     Directors' fees.........................................        25,000
     Insurance expenses......................................        22,000
     Legal fees and expenses.................................        13,000
     Transfer agent's fees and expenses......................         7,500
     Miscellaneous...........................................         5,305
                                                              -------------
      Total expenses.........................................    11,339,354
     Less: custodian fee credit..............................       (15,324)
                                                              -------------
      Net expenses...........................................    11,324,030
                                                              -------------
   NET INVESTMENT INCOME.....................................     3,593,063
                                                              -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments............................................  (454,841,647)
      Options written........................................       147,474
      Foreign currencies.....................................      (191,184)
      Swaps..................................................    (8,440,330)
                                                              -------------
                                                               (463,325,687)
                                                              -------------
     Net change in unrealized appreciation (depreciation) on
      Investments............................................  (224,401,947)
                                                              -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES................................................  (687,727,634)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................ $(684,134,571)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended        Year Ended
                                                                                      December 31, 2002 December 31, 2001
                                                                                      ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...............................................................  $    3,593,063    $    4,222,964
 Net realized loss on investments and foreign currencies.............................    (463,325,687)     (649,705,913)
 Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies........................................................................    (224,401,947)      113,723,602
                                                                                       --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................    (684,134,571)     (531,759,347)
                                                                                       --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I...........................................................................      (3,653,967)       (3,975,406)
   Class II..........................................................................              --               (12)
                                                                                       --------------    --------------
                                                                                           (3,653,967)       (3,975,418)
                                                                                       --------------    --------------
 Distributions from net realized capital gains
   Class I...........................................................................              --       (23,590,806)
   Class II..........................................................................              --          (258,609)
                                                                                       --------------    --------------
                                                                                                   --       (23,849,415)
                                                                                       --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................      (3,653,967)      (27,824,833)
                                                                                       --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [32,932,385 and 23,972,144 shares, respectively].................     527,421,601       468,098,719
 Capital stock issued in reinvestment of dividends and distributions [275,676 and
   1,363,188 shares, respectively]...................................................       3,653,967        27,824,833
 Capital stock repurchased [41,877,345 and 30,857,338 shares, respectively]..........    (652,831,245)     (595,952,756)
                                                                                       --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................    (121,755,677)     (100,029,204)
                                                                                       --------------    --------------
TOTAL DECREASE IN NET ASSETS.........................................................    (809,544,215)     (659,613,384)
NET ASSETS:
 Beginning of year...................................................................   2,246,435,559     2,906,048,943
                                                                                       --------------    --------------
 End of year (a).....................................................................  $1,436,891,344    $2,246,435,559
                                                                                       ==============    ==============
 (a) Includes undistributed net investment income of:................................  $           --    $      216,889
                                                                                       --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $1,371,289,566)...... $1,371,289,566
         Cash.............................................          1,321
         Interest receivable..............................      1,207,550
         Receivable for capital stock sold................        267,516
         Prepaid expenses.................................         13,652
                                                           --------------
          Total assets....................................  1,372,779,605
                                                           --------------
       LIABILITIES
         Payable for capital stock repurchased............      5,581,698
         Management fee payable...........................        416,115
         Accrued expenses and other liabilities...........        217,086
                                                           --------------
          Total liabilities...............................      6,214,899
                                                           --------------
       NET ASSETS......................................... $1,366,564,706
                                                           ==============
         Net assets were comprised of:
          Common stock, at $0.01 par value................ $    1,366,565
          Paid-in capital in excess of par................  1,365,198,141
                                                           --------------
         Net assets, December 31, 2002.................... $1,366,564,706
                                                           ==============
       Net asset value and redemption price per share,
        $1,366,564,706 / 136,656,471 outstanding shares of
        common stock (authorized 340,000,000 shares)...... $        10.00
                                                           ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

             INVESTMENT INCOME
               Interest............................... $24,754,242
                                                       -----------
             EXPENSES
               Management fee.........................   5,084,709
               Shareholders' reports..................     190,000
               Custodian's fees and expenses..........     117,000
               Audit fee..............................      49,000
               Legal fees and expenses................      21,000
               Directors' fees........................      15,000
               Insurance expenses.....................      15,000
               Transfer agent's fees and expenses.....       6,000
               Miscellaneous..........................       1,943
                                                       -----------
                Total expenses........................   5,499,652
               Less: custodian fee credit.............      (1,411)
                                                       -----------
                Net expenses..........................   5,498,241
                                                       -----------
             NET INVESTMENT INCOME....................  19,256,001
                                                       -----------
             NET REALIZED GAIN ON INVESTMENTS.........      17,151
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS............................... $19,273,152
                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended        Year Ended
                                                                                  December 31, 2002 December 31, 2001
                                                                                  ----------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................  $    19,256,001   $    55,283,991
 Net realized gain on investments................................................           17,151         1,134,766
                                                                                   ---------------   ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................       19,273,152        56,418,757
                                                                                   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................................      (19,256,001)      (55,283,991)
 Distributions from net realized capital gains...................................          (17,151)       (1,134,766)
                                                                                   ---------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................      (19,273,152)      (56,418,757)
                                                                                   ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [180,832,605 and 211,661,996 shares, respectively]...........    1,808,326,045     2,116,619,962
 Capital stock issued in reinvestment of dividends and distributions [1,927,315
   and 5,641,876 shares, respectively]...........................................       19,273,152        56,418,757
 Capital stock repurchased [196,288,751 and 190,938,245 shares, respectively]....   (1,962,887,512)   (1,909,382,452)
                                                                                   ---------------   ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.     (135,288,315)      263,656,267
                                                                                   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........................................     (135,288,315)      263,656,267
NET ASSETS:
 Beginning of year...............................................................    1,501,853,021     1,238,196,754
                                                                                   ---------------   ---------------
 End of year.....................................................................  $ 1,366,564,706   $ 1,501,853,021
                                                                                   ===============   ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                          ----------------------------
                          NATURAL RESOURCES PORTFOLIO
                          ----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $51,273,249 (cost $357,569,531)....................... $435,250,155
      Foreign currency, at value (cost $41,674)..............       41,799
      Dividends and interest receivable......................      201,510
      Receivable for capital stock sold......................       68,546
      Prepaid expenses.......................................        4,298
      Receivable for securities lending income...............        2,137
      Unrealized appreciation on forward foreign currency
       contracts.............................................           42
                                                              ------------
       Total assets..........................................  435,568,487
                                                              ------------
    LIABILITIES
      Collateral for securities on loan......................   55,932,556
      Accrued expenses and other liabilities.................      157,150
      Management fee payable.................................      142,437
      Payable for investments purchased......................       56,679
      Securities lending rebate payable......................       49,626
      Payable for capital stock repurchased..................       21,172
      Withholding tax payable................................       10,508
      Payable to securities lending agent....................        6,314
      Unrealized depreciation on forward foreign currency
       contracts.............................................            7
                                                              ------------
       Total liabilities.....................................   56,376,449
                                                              ------------
    NET ASSETS............................................... $379,192,038
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    169,658
       Paid-in capital in excess of par......................  277,029,870
                                                              ------------
                                                               277,199,528
      Distributions in excess of net investment income.......   (1,173,185)
      Accumulated net realized gain on investments...........   25,486,038
      Net unrealized appreciation on investments and foreign
       currencies............................................   77,679,657
                                                              ------------
      Net assets, December 31, 2002.......................... $379,192,038
                                                              ============
    Net asset value and redemption price per share,
     $379,192,038 / 16,965,770 outstanding shares of
     common stock (authorized 60,000,000 shares)............. $      22.35
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $121,442 foreign withholding tax)...... $ 3,523,837
      Interest.................................................       1,360
      Income from securities lending, net......................      39,874
                                                                -----------
                                                                  3,565,071
                                                                -----------
    EXPENSES
      Management fee...........................................   1,657,846
      Custodian's fees and expenses............................     134,000
      Audit fee................................................      23,000
      Directors' fees..........................................      13,000
      Legal fees and expenses..................................       4,000
      Insurance expenses.......................................       3,000
      Transfer agent's fees and expenses.......................       1,800
      Miscellaneous............................................       1,094
                                                                -----------
       Total expenses..........................................   1,837,740
      Less: custodian fee credit...............................      (1,196)
                                                                -----------
       Net expenses............................................   1,836,544
                                                                -----------
    NET INVESTMENT INCOME......................................   1,728,527
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain on:
       Investments.............................................  28,435,344
       Foreign currencies......................................      88,097
                                                                -----------
                                                                 28,523,441
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:.
       Investments.............................................  31,375,810
       Foreign currencies......................................       7,005
                                                                -----------
                                                                 31,382,815
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  59,906,256
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $61,634,783
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         Year Ended
                                                                                                      December 31, 2002
                                                                                                      -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................   $  1,728,527
  Net realized gain on investments and foreign currencies............................................     28,523,441
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.........     31,382,815
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................     61,634,783
                                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (2,076,519)
  Distributions from net realized capital gains......................................................     (4,241,217)
                                                                                                        ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................     (6,317,736)
                                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,726,025 and 1,601,863 shares, respectively]..................................     36,803,747
  Capital stock issued in reinvestment of dividends and distributions [286,649 and 1,777,743 shares,
   respectively].....................................................................................      6,317,736
  Capital stock repurchased [2,638,413 and 2,456,397 shares, respectively]...........................    (55,375,772)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................    (12,254,289)
                                                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................................     43,062,758
NET ASSETS:
  Beginning of year..................................................................................    336,129,280
                                                                                                        ------------
  End of year........................................................................................   $379,192,038
                                                                                                        ============

                                                                                                         Year Ended
                                                                                                      December 31, 2001
                                                                                                      -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..............................................................................   $  7,001,872
  Net realized gain on investments and foreign currencies............................................     20,059,734
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.........    (68,822,990)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................................    (41,761,384)
                                                                                                        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...............................................................     (9,177,527)
  Distributions from net realized capital gains......................................................    (24,595,972)
                                                                                                        ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................................    (33,773,499)
                                                                                                        ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,726,025 and 1,601,863 shares, respectively]..................................     35,575,923
  Capital stock issued in reinvestment of dividends and distributions [286,649 and 1,777,743 shares,
   respectively].....................................................................................     33,773,500
  Capital stock repurchased [2,638,413 and 2,456,397 shares, respectively]...........................    (50,842,607)
                                                                                                        ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.....................     18,506,816
                                                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................................    (57,028,067)
NET ASSETS:
  Beginning of year..................................................................................    393,157,347
                                                                                                        ------------
  End of year........................................................................................   $336,129,280
                                                                                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, at value including securities on loan of
        $42,831,643 (cost $559,514,740)...................... $512,031,141
       Cash..................................................        1,069
       Dividends and interest receivable.....................      369,589
       Due from broker -- variation margin...................       40,800
       Prepaid expenses......................................        6,142
       Receivable for capital stock sold.....................        4,493
       Receivable for securities lending income..............        1,706
                                                              ------------
        Total assets.........................................  512,454,940
                                                              ------------
     LIABILITIES
       Collateral for securities on loan.....................   44,589,915
       Management fee payable................................      161,618
       Accrued expenses and other liabilities................      145,339
       Payable for capital stock repurchased.................       94,273
       Securities lending rebate payable.....................       42,056
       Payable to securities lending agent...................        5,435
       Payable for investments purchased.....................        1,069
                                                              ------------
        Total liabilities....................................   45,039,705
                                                              ------------
     NET ASSETS.............................................. $467,415,235
                                                              ============
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    361,952
        Paid-in capital in excess of par.....................  518,646,740
                                                              ------------
                                                               519,008,692
       Undistributed net investment income...................      143,988
       Accumulated net realized loss on investments..........   (4,187,421)
       Net unrealized depreciation on investments............  (47,550,024)
                                                              ------------
       Net assets, December 31, 2002......................... $467,415,235
                                                              ============
     Net asset value and redemption price per share,
      $467,415,235 / 36,195,153 outstanding shares of
      common stock (authorized 140,000,000 shares)........... $      12.91
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

         INVESTMENT INCOME
          Dividends (net of $2,380 foreign withholding
            tax)......................................... $  4,279,811
          Interest.......................................      225,138
          Income from securities lending, net............      240,094
                                                          ------------
                                                             4,745,043
                                                          ------------
         EXPENSES
          Management fee.................................    2,214,924
          Custodian's fees and expenses..................      165,000
          Shareholders' reports..........................       70,000
          Audit fee......................................       20,000
          Directors' fees................................       14,000
          Legal fees and expenses........................       11,000
          Insurance expenses.............................        6,000
          Transfer agent's fees and expenses.............        2,700
          Miscellaneous..................................       44,610
                                                          ------------
            Total expenses...............................    2,548,234
          Less: custodian fee credit.....................         (449)
                                                          ------------
            Net expenses.................................    2,547,785
                                                          ------------
         NET INVESTMENT INCOME...........................    2,197,258
                                                          ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS
          Net realized gain (loss) on:
            Investments..................................   (2,907,424)
            Futures......................................    1,970,065
                                                          ------------
                                                              (937,359)
                                                          ------------
          Net change in unrealized appreciation
            (depreciation) on:
            Investments..................................  (84,486,453)
            Futures......................................     (803,000)
                                                          ------------
                                                           (85,289,453)
                                                          ------------
         NET LOSS ON INVESTMENTS.........................  (86,226,812)
                                                          ------------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS...................................... $(84,029,554)
                                                          ============

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................   $   2,197,258     $  2,983,499
 Net realized gain (loss) on investments..........        (937,359)       6,934,820
 Net change in unrealized appreciation
   (depreciation) on investments..................     (85,289,453)      20,888,017
                                                     -------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................     (84,029,554)      30,806,336
                                                     -------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............      (5,036,768)      (2,916,940)
 Distributions from net realized capital gains....      (7,580,347)     (76,611,611)
                                                     -------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................     (12,617,115)     (79,528,551)
                                                     -------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [4,689,935 and 4,920,762
   shares, respectively]..........................      71,063,726       75,942,960
 Capital stock issued in reinvestment of
   dividends and distributions [792,808 and
   5,605,169 shares, respectively]................      12,617,115       79,528,551
 Capital stock repurchased [8,760,368 and
   4,260,398 shares, respectively]................    (130,711,777)     (63,983,347)
                                                     -------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................     (47,030,936)      91,488,164
                                                     -------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (143,677,605)      42,765,949
NET ASSETS:
 Beginning of year................................     611,092,840      568,326,891
                                                     -------------     ------------
 End of year (a)..................................   $ 467,415,235     $611,092,840
                                                     =============     ============
 (a) Includes undistributed net investment income
   of:............................................   $     143,988     $  2,983,498
                                                     -------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

          ASSETS
            Investments, at value (cost $17,383,905)..... $15,073,327
            Cash.........................................         300
            Receivable for capital stock sold............      55,971
                                                          -----------
             Total assets................................  15,129,598
                                                          -----------
          LIABILITIES
            Payable for investments purchased............      55,649
            Management fee payable.......................       1,563
            Payable for capital stock repurchased........         622
                                                          -----------
             Total liabilities...........................      57,834
                                                          -----------
          NET ASSETS..................................... $15,071,764
                                                          ===========
            Net assets were comprised of:
             Common stock, at $0.01 par value............ $    25,545
             Paid-in capital in excess of par............  18,611,091
                                                          -----------
                                                           18,636,636
            Undistributed net investment income..........       7,077
            Accumulated net realized loss on investments.  (1,261,371)
            Net unrealized depreciation on investments...  (2,310,578)
                                                          -----------
            Net assets, December 31, 2002................ $15,071,764
                                                          ===========
          Net asset value and redemption price per share,
           $15,071,764 / 2,554,513 outstanding shares
           of common stock (authorized 80,000,000 shares) $      5.90
                                                          ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

      INVESTMENT INCOME
        Dividends............................................ $    12,812
                                                              -----------
      EXPENSES
        Management fee.......................................       5,735
                                                              -----------
      NET INVESTMENT INCOME..................................       7,077
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (849,967)
        Net change in unrealized depreciation on investments.  (2,092,540)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (2,942,507)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(2,935,430)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                          December 31, 2002
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................    $     7,077
  Net realized loss on investments.......................................................................       (849,967)
  Net change in unrealized depreciation on investments...................................................     (2,092,540)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................     (2,935,430)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................             --
  Distributions from net realized capital gains..........................................................             --
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................             --
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,019,417 and 1,101,665 shares, respectively]......................................     13,422,696
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,418 shares, respectively].             --
  Capital stock repurchased [450,554 and 340,519 shares, respectively]...................................     (2,886,647)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     10,536,049
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS.............................................................................      7,600,619
NET ASSETS:
  Beginning of year......................................................................................      7,471,145
                                                                                                             -----------
  End of year (a)........................................................................................    $15,071,764
                                                                                                             ===========
  (a) Includes undistributed net investment income of:...................................................    $     7,077
                                                                                                             -----------

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................    $    15,914
  Net realized loss on investments.......................................................................       (411,404)
  Net change in unrealized depreciation on investments...................................................       (162,831)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................       (558,321)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................        (15,938)
  Distributions from net realized capital gains..........................................................        (18,925)
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................        (34,863)
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,019,417 and 1,101,665 shares, respectively]......................................      8,704,066
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,418 shares, respectively].         34,863
  Capital stock repurchased [450,554 and 340,519 shares, respectively]...................................     (2,727,504)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................      6,011,425
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS.............................................................................      5,418,241
NET ASSETS:
  Beginning of year......................................................................................      2,052,904
                                                                                                             -----------
  End of year (a)........................................................................................    $ 7,471,145
                                                                                                             ===========
  (a) Includes undistributed net investment income of:...................................................    $        --
                                                                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                       -----------------------------------
                       SP AIM AGGRESSIVE GROWTH PORTFOLIO
                       -----------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, excluding repurchase agreement, at value
        (cost $8,644,963).................................... $ 8,505,585
       Repurchase agreement (cost $1,227,189)................   1,227,189
       Due from manager......................................      10,839
       Receivable for capital stock sold.....................       8,426
       Dividends and interest receivable.....................       1,270
       Prepaid expenses......................................          86
                                                              -----------
        Total assets.........................................   9,753,395
                                                              -----------
     LIABILITIES
       Payable for investments purchased.....................     362,760
       Accrued expenses and other liabilities................      41,038
       Payable for capital stock repurchased.................       5,429
       Deferred directors' fees..............................       2,446
                                                              -----------
        Total liabilities....................................     411,673
                                                              -----------
     NET ASSETS.............................................. $ 9,341,722
                                                              ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    18,219
        Paid-in capital in excess of par.....................  12,686,022
                                                              -----------
                                                               12,704,241
       Accumulated net realized loss on investments..........  (3,223,141)
       Net unrealized depreciation on investments............    (139,378)
                                                              -----------
       Net assets, December 31, 2002......................... $ 9,341,722
                                                              ===========
     Net asset value and redemption price per share,
      $9,341,722 / 1,821,874 outstanding shares of common
      stock (authorized 80,000,000 shares)................... $      5.13
                                                              ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $82 foreign withholding tax).......... $    15,067
      Interest................................................      11,158
                                                               -----------
                                                                    26,225
                                                               -----------
    EXPENSES
      Management fee..........................................      72,020
      Custodian's fees and expenses...........................      91,000
      Shareholders' reports...................................      13,000
      Audit fee...............................................      11,000
      Directors' fees.........................................      11,000
      Legal fees and expenses.................................       7,900
      Transfer agent's fees and expenses......................       3,100
      Miscellaneous...........................................       4,293
                                                               -----------
       Total expenses.........................................     213,313
      Less: custodian fee credit..............................         (32)
         expense subsidy......................................    (132,169)
                                                               -----------
       Net expenses...........................................      81,112
                                                               -----------
    NET INVESTMENT LOSS.......................................     (54,887)
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (1,485,165)
      Net change in unrealized appreciation (depreciation) on
       investments............................................    (215,922)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (1,701,087)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(1,755,974)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended        Year Ended
                                                                        December 31, 2002 December 31, 2001
                                                                        ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................    $   (54,887)      $   (34,721)
  Net realized loss on investments.....................................     (1,485,165)       (1,511,481)
  Net change in unrealized appreciation (depreciation) on investments..       (215,922)          312,999
                                                                           -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................     (1,755,974)       (1,233,203)
                                                                           -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,346,971 and 823,827 shares, respectively]......      7,723,686         5,636,185
  Capital stock repurchased [406,837 and 394,507 shares, respectively].     (2,348,828)       (2,572,757)
                                                                           -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..      5,374,858         3,063,428
                                                                           -----------       -----------
TOTAL INCREASE IN NET ASSETS...........................................      3,618,884         1,830,225
NET ASSETS:
  Beginning of year (a)................................................      5,722,838         3,892,613
                                                                           -----------       -----------
  End of year..........................................................    $ 9,341,722       $ 5,722,838
                                                                           ===========       ===========
  (a) Includes undistributed net investment income of:.................    $        --       $    34,721
                                                                           -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                          -----------------------------
                          SP AIM CORE EQUITY PORTFOLIO
                          -----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, excluding repurchase agreement, at value
        (cost $13,554,145)................................... $11,944,308
       Repurchase agreement (cost $2,235,542)................   2,235,542
       Receivable for investments sold.......................     156,044
       Dividends receivable..................................      13,085
       Receivable for capital stock sold.....................       8,472
       Prepaid expenses......................................         143
                                                              -----------
        Total assets.........................................  14,357,594
                                                              -----------
     LIABILITIES
       Payable for investments purchased.....................     412,036
       Accrued expenses and other liabilities................      26,535
       Management fee payable................................       1,066
       Deferred directors' fees..............................       2,449
       Payable for capital stock repurchased.................         243
                                                              -----------
        Total liabilities....................................     442,329
                                                              -----------
     NET ASSETS.............................................. $13,915,265
                                                              ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    25,188
        Paid-in capital in excess of par.....................  17,881,146
                                                              -----------
                                                               17,906,334
       Undistributed net investment income...................      56,574
       Accumulated net realized loss on investments..........  (2,437,806)
       Net unrealized depreciation on investments............  (1,609,837)
                                                              -----------
       Net assets, December 31, 2002......................... $13,915,265
                                                              ===========
     Net asset value and redemption price per share,
      $13,915,265 / 2,518,847 outstanding shares of common
      stock (authorized 80,000,000 shares)................... $      5.52
                                                              ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $333 foreign withholding tax)......... $   155,254
      Interest................................................      27,696
                                                               -----------
                                                                   182,950
                                                               -----------
    EXPENSES
      Management fee..........................................     107,424
      Custodian's fees and expenses...........................      86,000
      Audit fee...............................................      10,000
      Directors' fees.........................................      10,000
      Shareholders' reports...................................       5,700
      Transfer agent's fees and expenses......................       3,000
      Legal fees and expenses.................................       1,700
      Miscellaneous...........................................       2,360
                                                               -----------
       Total expenses.........................................     226,184
      Less: custodian fee credit..............................         (32)
         expense subsidy......................................     (99,776)
                                                               -----------
       Net expenses...........................................     126,376
                                                               -----------
    NET INVESTMENT INCOME.....................................      56,574
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................    (828,036)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (1,385,003)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (2,213,039)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(2,156,465)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended        Year Ended
                                                                        December 31, 2002 December 31, 2001
                                                                        ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).........................................    $    56,574       $    (1,619)
  Net realized loss on investments.....................................       (828,036)       (1,470,554)
  Net change in unrealized appreciation (depreciation) on investments..     (1,385,003)          149,558
                                                                           -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................     (2,156,465)       (1,322,615)
                                                                           -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,498,694 and 1,468,849 shares, respectively]....      9,036,126        10,163,038
  Capital stock repurchased [544,772 and 415,939 shares, respectively].     (3,156,290)       (2,954,785)
                                                                           -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..      5,879,836         7,208,253
                                                                           -----------       -----------
TOTAL INCREASE IN NET ASSETS...........................................      3,723,371         5,885,638
NET ASSETS:
  Beginning of year....................................................     10,191,894         4,306,256
                                                                           -----------       -----------
  End of year (a)......................................................    $13,915,265       $10,191,894
                                                                           ===========       ===========
  (a) Includes undistributed net investment income of:.................    $    56,574       $        --
                                                                           -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                     ---------------------------------------
                     SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

   ASSETS
     Investments, at value (cost $67,972,904).................. $ 59,181,890
     Receivable for capital stock sold.........................      102,405
     Dividends and interest receivable.........................       39,997
     Prepaid expenses..........................................          546
                                                                ------------
      Total assets.............................................   59,324,838
                                                                ------------
   LIABILITIES
     Payable for investments purchased.........................    1,600,705
     Accrued expenses and other liabilities....................       46,966
     Management fee payable....................................       23,984
     Deferred directors' fees..................................        2,672
     Payable for capital stock repurchased.....................          480
                                                                ------------
      Total liabilities........................................    1,674,807
                                                                ------------
   NET ASSETS.................................................. $ 57,650,031
                                                                ============
     Net assets were comprised of:
      Common stock, at $0.01 par value......................... $    114,661
      Paid-in capital in excess of par.........................   76,778,950
                                                                ------------
                                                                  76,893,611
     Accumulated net realized loss on investments..............  (10,452,566)
     Net unrealized appreciation (depreciation) on investments.   (8,791,014)
                                                                ------------
     Net assets, December 31, 2002............................. $ 57,650,031
                                                                ============
   Class I:
   Net asset value and redemption price per share,
    $57,650,031 / 11,466,064 outstanding shares of common
    stock (authorized 80,000,000 shares)....................... $       5.03
                                                                ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $2,293 foreign withholding tax)....... $    357,293
      Interest................................................       39,833
                                                               ------------
                                                                    397,126
                                                               ------------
    EXPENSES
      Management fee..........................................      429,292
      Custodian's fees and expenses...........................       85,000
      Shareholders' reports...................................       15,000
      Directors' fees.........................................       12,000
      Audit fee...............................................       11,000
      Legal fees and expenses.................................        5,800
      Transfer agent's fees and expenses......................        4,000
      Miscellaneous...........................................        3,258
                                                               ------------
       Total expenses.........................................      565,350
      Less: custodian fee credit..............................         (171)
         expense subsidy......................................      (40,630)
                                                               ------------
       Net expenses...........................................      524,549
                                                               ------------
    NET INVESTMENT LOSS.......................................     (127,423)
                                                               ------------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................   (7,956,966)
      Net change in unrealized appreciation (depreciation) on
       investments............................................   (9,084,352)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (17,041,318)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(17,168,741)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                           Year Ended
                                                                                                        December 31, 2002
                                                                                                        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................................................   $   (127,423)
  Net realized loss on investments.....................................................................     (7,956,966)
  Net change in unrealized appreciation (depreciation) on investments..................................     (9,084,352)
                                                                                                          ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................    (17,168,741)
                                                                                                          ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................             --
  Tax return of capital distributions..................................................................             --
                                                                                                          ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................             --
                                                                                                          ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [8,138,934 and 4,789,430 shares, respectively]....................................     47,764,682
  Capital stock issued in reinvestment of dividends and distributions [0 and 669 shares, respectively].             --
  Capital stock repurchased [1,586,805 and 710,754 shares, respectively]...............................     (8,853,167)
                                                                                                          ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................................     38,911,515
                                                                                                          ------------
TOTAL INCREASE IN NET ASSETS...........................................................................     21,742,774
NET ASSETS:
  Beginning of year....................................................................................     35,907,257
                                                                                                          ------------
  End of year..........................................................................................   $ 57,650,031
                                                                                                          ============

                                                                                                           Year Ended
                                                                                                        December 31, 2001
                                                                                                        -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss..................................................................................    $   (15,919)
  Net realized loss on investments.....................................................................     (2,363,082)
  Net change in unrealized appreciation (depreciation) on investments..................................        778,810
                                                                                                           -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................     (1,600,191)
                                                                                                           -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.................................................................           (892)
  Tax return of capital distributions..................................................................         (4,508)
                                                                                                           -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.....................................................................         (5,400)
                                                                                                           -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [8,138,934 and 4,789,430 shares, respectively]....................................     35,772,593
  Capital stock issued in reinvestment of dividends and distributions [0 and 669 shares, respectively].          5,400
  Capital stock repurchased [1,586,805 and 710,754 shares, respectively]...............................     (5,402,636)
                                                                                                           -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..................................     30,375,357
                                                                                                           -----------
TOTAL INCREASE IN NET ASSETS...........................................................................     28,769,766
NET ASSETS:
  Beginning of year....................................................................................      7,137,491
                                                                                                           -----------
  End of year..........................................................................................    $35,907,257
                                                                                                           ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $7,611,053)........... $ 6,520,368
         Cash..............................................      14,296
         Receivable for investments sold...................      62,839
         Due from manager..................................      16,093
         Receivable for capital stock sold.................       4,313
         Dividends and interest receivable.................       1,543
         Prepaid expenses..................................          70
                                                            -----------
          Total assets.....................................   6,619,522
                                                            -----------
       LIABILITIES
         Payable for investments purchased.................      33,789
         Accrued expenses and other liabilities............      42,111
         Deferred directors' fees..........................       2,445
         Payable for capital stock repurchased.............         890
         Withholding tax payable...........................          76
                                                            -----------
          Total liabilities................................      79,311
                                                            -----------
       NET ASSETS.......................................... $ 6,540,211
                                                            ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value................. $    19,536
          Paid-in capital in excess of par.................  13,061,908
                                                            -----------
                                                             13,081,444
         Accumulated net realized loss on investments......  (5,450,548)
         Net unrealized depreciation on investments........  (1,090,685)
                                                            -----------
         Net assets, December 31, 2002..................... $ 6,540,211
                                                            ===========
       Net asset value and redemption price per share,
        $6,540,211 / 1,953,580 outstanding shares of common
        stock (authorized 80,000,000 shares)............... $      3.35
                                                            ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................ $     7,751
      Dividends (net of $1,340 foreign withholding tax).......       5,998
                                                               -----------
                                                                    13,749
                                                               -----------
    EXPENSES
      Management fee..........................................      80,097
      Custodian's fees and expenses...........................      83,000
      Shareholders' reports...................................      13,000
      Audit fee...............................................      11,000
      Directors' fees.........................................      11,000
      Legal fees..............................................       5,200
      Transfer agent's fees and expenses......................       3,000
      Miscellaneous...........................................       2,790
                                                               -----------
       Total expenses.........................................     209,087
      Less: custodian fee credit..............................         (48)
         expense subsidy......................................    (118,515)
                                                               -----------
       Net expenses...........................................      90,524
                                                               -----------
    NET INVESTMENT LOSS.......................................     (76,775)
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (3,617,853)
      Net change in unrealized appreciation (depreciation) on
       investments............................................    (234,972)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (3,852,825)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,929,600)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year Ended        Year Ended
                                                                          December 31, 2002 December 31, 2001
                                                                          ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................    $   (76,775)      $   (40,274)
  Net realized loss on investments.......................................     (3,617,853)       (1,494,542)
  Net change in unrealized appreciation (depreciation) on investments....       (234,972)          (77,523)
                                                                             -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................     (3,929,600)       (1,612,339)
                                                                             -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,629,439 and 1,053,834 shares, respectively]......      6,907,662         6,372,084
  Capital stock repurchased [1,020,070 and 509,248 shares, respectively].     (4,111,161)       (3,176,840)
                                                                             -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....      2,796,501         3,195,244
                                                                             -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................     (1,133,099)        1,582,905
NET ASSETS:
  Beginning of year......................................................      7,673,310         6,090,405
                                                                             -----------       -----------
  End of year............................................................    $ 6,540,211       $ 7,673,310
                                                                             ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, at value (cost $159,421,995)......................................................................... $147,348,082
 Cash..............................................................................................................          375
 Receivable for capital stock sold.................................................................................       92,510
 Receivable for investments sold...................................................................................        1,977
                                                                                                                    ------------
   Total assets....................................................................................................  147,442,944
                                                                                                                    ------------
LIABILITIES
 Payable for capital stock repurchased.............................................................................       94,487
 Management fee payable............................................................................................        7,260
 Payable for investments purchased.................................................................................          375
                                                                                                                    ------------
   Total liabilities...............................................................................................      102,122
                                                                                                                    ------------
NET ASSETS......................................................................................................... $147,340,822
                                                                                                                    ============
 Net assets were comprised of:
   Common stock, at $0.01 par value................................................................................ $    185,173
   Paid-in capital in excess of par................................................................................  160,708,665
                                                                                                                    ------------
                                                                                                                     160,893,838
 Undistributed net investment income...............................................................................    2,105,869
 Accumulated net realized loss on investments......................................................................   (3,584,972)
 Net unrealized depreciation on investments........................................................................  (12,073,913)
                                                                                                                    ------------
 Net assets, December 31, 2002..................................................................................... $147,340,822
                                                                                                                    ============
Net asset value and redemption price per share, $147,340,822 / 18,517,293 outstanding shares of common stock
 (authorized 80,000,000 shares).................................................................................... $       7.96
                                                                                                                    ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Dividends......................................................................................................... $  2,159,507
                                                                                                                    ------------
EXPENSES
 Management fee....................................................................................................       53,638
                                                                                                                    ------------
NET INVESTMENT INCOME..............................................................................................    2,105,869
                                                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investments..................................................................................   (2,970,224)
 Net change in unrealized depreciation on investments..............................................................  (11,808,821)
                                                                                                                    ------------
NET LOSS ON INVESTMENTS............................................................................................  (14,779,045)
                                                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................................... $(12,673,176)
                                                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   Year Ended
                                                                                                                December 31, 2002
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $  2,105,869
  Net realized loss on investments.............................................................................     (2,970,224)
  Net change in unrealized depreciation on investments.........................................................    (11,808,821)
                                                                                                                  ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................    (12,673,176)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................             --
  Distributions from net realized capital gains................................................................        (83,279)
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................        (83,279)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [13,355,238 and 7,783,893 shares, respectively]...........................................    111,712,735
  Capital stock issued in reinvestment of dividends and distributions [9,326 and 105,586 shares, respectively].         83,279
  Capital stock repurchased [2,181,930 and 932,619 shares, respectively].......................................    (17,832,174)
                                                                                                                  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     93,963,840
                                                                                                                  ------------
TOTAL INCREASE IN NET ASSETS...................................................................................     81,207,385
NET ASSETS:
  Beginning of year............................................................................................     66,133,437
                                                                                                                  ------------
  End of year (a)..............................................................................................   $147,340,822
                                                                                                                  ============
  (a) Includes undistributed net investment income of:.........................................................   $  2,105,869
                                                                                                                  ------------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................    $   792,363
  Net realized loss on investments.............................................................................       (419,875)
  Net change in unrealized depreciation on investments.........................................................       (249,599)
                                                                                                                   -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................        122,889
                                                                                                                   -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................       (792,353)
  Distributions from net realized capital gains................................................................       (141,855)
                                                                                                                   -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................       (934,208)
                                                                                                                   -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [13,355,238 and 7,783,893 shares, respectively]...........................................     70,760,120
  Capital stock issued in reinvestment of dividends and distributions [9,326 and 105,586 shares, respectively].        934,208
  Capital stock repurchased [2,181,930 and 932,619 shares, respectively].......................................     (8,452,629)
                                                                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     63,241,699
                                                                                                                   -----------
TOTAL INCREASE IN NET ASSETS...................................................................................     62,430,380
NET ASSETS:
  Beginning of year............................................................................................      3,703,057
                                                                                                                   -----------
  End of year (a)..............................................................................................    $66,133,437
                                                                                                                   ===========
  (a) Includes undistributed net investment income of:.........................................................    $        --
                                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

         ASSETS
           Investments, at value (cost $121,852,614)..... $117,542,125
           Cash..........................................          375
           Receivable for capital stock sold.............      406,023
                                                          ------------
            Total assets.................................  117,948,523
                                                          ------------
         LIABILITIES
           Payable for investments purchased.............      403,696
           Management fee payable........................        5,979
           Payable for capital stock repurchased.........        2,703
                                                          ------------
            Total liabilities............................      412,378
                                                          ------------
         NET ASSETS...................................... $117,536,145
                                                          ============
           Net assets were comprised of:
            Common stock, at $0.01 par value............. $    128,297
            Paid-in capital in excess of par.............  121,381,831
                                                          ------------
                                                           121,510,128
           Undistributed net investment income...........    2,222,861
           Accumulated net realized loss on investments..   (1,886,355)
           Net unrealized depreciation on investments....   (4,310,489)
                                                          ------------
           Net assets, December 31, 2002................. $117,536,145
                                                          ============
         Net asset value and redemption price per share,
          $117,536,145 / 12,829,676 outstanding shares of
          common stock (authorized 80,000,000 shares).... $       9.16
                                                          ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends............................................... $ 2,262,552
                                                               -----------
    EXPENSES
      Management fee..........................................      39,691
                                                               -----------
    NET INVESTMENT INCOME.....................................   2,222,861
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (1,747,549)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (4,357,935)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (6,105,484)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,882,623)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     Year Ended
                                                                                                  December 31, 2002
                                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..........................................................................   $  2,222,861
  Net realized loss on investments...............................................................     (1,747,549)
  Net change in unrealized appreciation (depreciation) on investments............................     (4,357,935)
                                                                                                    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................     (3,882,623)
                                                                                                    ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................................       (217,498)
  Distributions from net realized capital gains..................................................        (51,167)
                                                                                                    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................................       (268,665)
                                                                                                    ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,791,487 and 5,234,421 shares, respectively]..............................     90,835,888
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares,
   respectively].................................................................................        268,665
  Capital stock repurchased [1,893,646 and 588,158 shares, respectively].........................    (17,352,023)
                                                                                                    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS............................     73,752,530
                                                                                                    ------------
TOTAL INCREASE IN NET ASSETS.....................................................................     69,601,242
NET ASSETS:
  Beginning of year..............................................................................     47,934,903
                                                                                                    ------------
  End of year (a)................................................................................   $117,536,145
                                                                                                    ============
  (a) Includes undistributed net investment income of:...........................................   $  2,222,861
                                                                                                    ------------

                                                                                                     Year Ended
                                                                                                  December 31, 2001
                                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..........................................................................    $   826,955
  Net realized loss on investments...............................................................        (55,223)
  Net change in unrealized appreciation (depreciation) on investments............................         52,972
                                                                                                     -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................        824,704
                                                                                                     -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................................       (609,457)
  Distributions from net realized capital gains..................................................        (49,642)
                                                                                                     -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................................       (659,099)
                                                                                                     -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,791,487 and 5,234,421 shares, respectively]..............................     50,959,312
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares,
   respectively].................................................................................        659,099
  Capital stock repurchased [1,893,646 and 588,158 shares, respectively].........................     (5,742,835)
                                                                                                     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS............................     45,875,576
                                                                                                     -----------
TOTAL INCREASE IN NET ASSETS.....................................................................     46,041,181
NET ASSETS:
  Beginning of year..............................................................................      1,893,722
                                                                                                     -----------
  End of year (a)................................................................................    $47,934,903
                                                                                                     ===========
  (a) Includes undistributed net investment income of:...........................................    $   217,498
                                                                                                     -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                            -------------------------
                            SP DAVIS VALUE PORTFOLIO
                            -------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, excluding repurchase agreement, at value
        (cost $164,240,998).................................. $145,856,800
       Repurchase agreement (cost $19,250,000)...............   19,250,000
       Cash..................................................        2,732
       Dividends and interest receivable.....................      298,286
       Receivable for capital stock sold.....................      188,098
       Prepaid expenses......................................        1,539
                                                              ------------
        Total assets.........................................  165,597,455
                                                              ------------
     LIABILITIES
       Payable for investments purchased.....................      495,430
       Management fee payable................................       96,228
       Accrued expenses and other liabilities................       42,561
       Payable for capital stock repurchased.................        6,751
       Deferred directors' fees..............................        3,102
                                                              ------------
        Total liabilities....................................      644,072
                                                              ------------
     NET ASSETS.............................................. $164,953,383
                                                              ============
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    216,369
        Paid-in capital in excess of par.....................  187,938,742
                                                              ------------
                                                               188,155,111
       Undistributed net investment income...................    1,086,448
       Accumulated net realized loss on investments..........   (5,903,978)
       Net unrealized depreciation on investments............  (18,384,198)
                                                              ------------
       Net assets, December 31, 2002......................... $164,953,383
                                                              ============
     Net asset value and redemption price per share,
      $164,953,383 / 21,636,909 outstanding shares of
      common stock (authorized 80,000,000 shares)............ $       7.62
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $16,485 foreign withholding tax)....... $  1,896,579
     Interest.................................................      288,977
                                                               ------------
                                                                  2,185,556
                                                               ------------
   EXPENSES
     Management fee...........................................      993,658
     Custodian's fees and expenses............................       93,000
     Directors' fees..........................................       15,000
     Audit fee................................................       13,000
     Shareholders' reports....................................       12,000
     Legal fees and expenses..................................        7,800
     Transfer agent's fees and expenses.......................        4,700
     Commitment fee on syndicated credit agreement............        2,500
     Miscellaneous............................................        7,493
                                                               ------------
      Total expenses..........................................    1,149,151
     Less: custodian fee credit...............................         (245)
        expense subsidy.......................................      (49,471)
                                                               ------------
      Net expenses............................................    1,099,435
                                                               ------------
   NET INVESTMENT INCOME......................................    1,086,121
                                                               ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................   (5,193,850)
      Foreign currencies......................................            8
                                                               ------------
                                                                 (5,193,842)
                                                               ------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (17,647,560)
                                                               ------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (22,841,402)
                                                               ------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(21,755,281)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended        Year Ended
                                                                                              December 31, 2002 December 31, 2001
                                                                                              ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income......................................................................   $  1,086,121       $   278,452
  Net realized loss on investments and foreign currencies....................................     (5,193,842)         (704,704)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.    (17,647,560)       (1,099,874)
                                                                                                ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (21,755,281)       (1,526,126)
                                                                                                ------------       -----------
DIVIDENDS:
  Dividends from net investment income.......................................................        (13,744)         (278,923)
                                                                                                ------------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [13,566,789 and 9,916,865 shares, respectively].........................    111,060,534        90,219,475
  Capital stock issued in reinvestment of dividends [1,536 and 31,437 shares, respectively]..         13,744           278,923
  Capital stock repurchased [2,384,516 and 758,929 shares, respectively].....................    (18,798,893)       (7,072,371)
                                                                                                ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................     92,275,385        83,426,027
                                                                                                ------------       -----------
TOTAL INCREASE IN NET ASSETS.................................................................     70,506,360        81,620,978
NET ASSETS:
  Beginning of year..........................................................................     94,447,023        12,826,045
                                                                                                ------------       -----------
  End of year (a)............................................................................   $164,953,383       $94,447,023
                                                                                                ============       ===========
  (a) Includes undistributed net investment income of:.......................................   $  1,086,448       $    13,744
                                                                                                ------------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                   -------------------------------------------
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, at value (cost $47,859,846)............... $45,394,078
       Foreign currency, at value (cost $1,283,376)...........   1,301,295
       Unrealized appreciation on forward foreign currency
        contracts.............................................     150,753
       Dividends and interest receivable......................      63,233
       Receivable for capital stock sold......................      61,215
       Prepaid expenses.......................................         461
                                                               -----------
        Total assets..........................................  46,971,035
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................     313,908
       Unrealized depreciation on forward foreign currency
        contracts.............................................     141,265
       Accrued expenses and other liabilities.................     105,183
       Management fee payable.................................      21,500
       Payable for capital stock repurchased..................       6,695
       Withholding tax payable................................       3,293
                                                               -----------
        Total liabilities.....................................     591,844
                                                               -----------
     NET ASSETS............................................... $46,379,191
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    76,296
        Paid-in capital in excess of par......................  55,314,026
                                                               -----------
                                                                55,390,322
       Undistributed net investment income....................     489,754
       Accumulated net realized loss on investments...........  (7,061,012)
       Net unrealized depreciation on investments and foreign
        currencies............................................  (2,439,873)
                                                               -----------
       Net assets, December 31, 2002.......................... $46,379,191
                                                               ===========
     Net asset value and redemption price per share,
      $46,379,191 / 7,629,571 outstanding shares of common
      stock (authorized 80,000,000 shares).................... $      6.08
                                                               ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $68,055 foreign withholding tax)....... $   562,085
      Interest.................................................      50,670
                                                                -----------
                                                                    612,755
                                                                -----------
    EXPENSES
      Management fee...........................................     333,371
      Custodian's fees and expenses............................     269,000
      Shareholders' reports....................................      15,000
      Audit fee................................................      13,000
      Legal fees and expenses..................................       9,500
      Directors' fees..........................................       7,400
      Transfer agent's fees and expenses.......................       3,600
      Commitment fee on syndicated credit agreement............       1,000
      Miscellaneous............................................       4,320
                                                                -----------
       Total expenses..........................................     656,191
      Less: custodian fee credit...............................        (218)
         subsidy expense.......................................    (248,737)
                                                                -----------
       Net expenses............................................     407,236
                                                                -----------
    NET INVESTMENT INCOME......................................     205,519
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................  (3,659,925)
       Options written.........................................    (101,691)
       Futures.................................................      66,840
       Foreign currencies......................................     352,666
                                                                -----------
                                                                 (3,342,110)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (2,798,889)
       Options written.........................................      40,916
       Futures.................................................      (6,892)
       Foreign currencies......................................     (43,416)
                                                                -----------
                                                                 (2,808,281)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (6,150,391)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(5,944,872)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended December 31,
                                               ---------------------------
                                                    2002          2001
                                               -------------  ------------
     INCREASE (DECREASE) IN NET ASSETS
     OPERATIONS:
      Net investment income................... $     205,519  $     90,717
      Net realized loss on investments and
        foreign currencies....................    (3,342,110)   (3,077,202)
      Net change in unrealized appreciation
        (depreciation) on investments and
        foreign currencies....................    (2,808,281)      200,006
                                               -------------  ------------
      NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.........................    (5,944,872)   (2,786,479)
                                               -------------  ------------
     DIVIDENDS:
        Dividends from net investment income..            --       (95,706)
                                               -------------  ------------
     CAPITAL STOCK TRANSACTIONS:
      Capital stock sold (23,506,551 and
        5,243,393 shares, respectively].......   151,315,799    39,577,579
      Capital stock issued in reinvestment
        of dividends [0 and 11,869 shares,
        respectively].........................            --        95,706
      Capital stock repurchased [19,232,393
        and 2,722,271 shares, respectively]...  (123,647,437)  (19,895,988)
                                               -------------  ------------
      NET INCREASE IN NET ASSETS RESULTING
      FROM CAPITAL STOCK TRANSACTIONS.........    27,668,362    19,777,297
                                               -------------  ------------
     TOTAL INCREASE IN NET ASSETS.............    21,723,490    16,895,112
     NET ASSETS:
      Beginning of year.......................    24,655,701     7,760,589
                                               -------------  ------------
      End of year (a)......................... $  46,379,191  $ 24,655,701
                                               =============  ============
      (a) Includes undistributed net
        investment income of:................. $     489,754  $         --
                                               -------------  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A20

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

      ASSETS
        Investments, at value (cost $107,719,942)........... $ 96,376,008
        Cash................................................          375
        Receivable for capital stock sold...................      322,810
                                                             ------------
         Total assets.......................................   96,699,193
                                                             ------------
      LIABILITIES
        Payable for investments purchased...................      280,287
        Payable for capital stock repurchased...............       42,898
        Management fee payable..............................        5,131
                                                             ------------
         Total liabilities..................................      328,316
                                                             ------------
      NET ASSETS............................................ $ 96,370,877
                                                             ============
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    140,963
         Paid-in capital in excess of par...................  110,945,892
                                                             ------------
                                                              111,086,855
        Undistributed net investment income.................      797,294
        Accumulated net realized loss on investments........   (4,169,338)
        Net unrealized depreciation on investments..........  (11,343,934)
                                                             ------------
        Net assets, December 31, 2002....................... $ 96,370,877
                                                             ============
      Net asset value and redemption price per share,
       $96,370,877 / 14,096,290 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $       6.84
                                                             ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
       Dividends............................................ $    832,900
                                                             ------------
     EXPENSES
       Management fee.......................................       35,606
                                                             ------------
     NET INVESTMENT INCOME..................................      797,294
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................   (3,335,015)
       Net change in unrealized depreciation on investments.  (10,816,731)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (14,151,746)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(13,354,452)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  Year Ended
                                                                                                               December 31, 2002
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................   $    797,294
  Net realized loss on investments............................................................................     (3,335,015)
  Net change in unrealized depreciation on investments........................................................    (10,816,731)
                                                                                                                 ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................    (13,354,452)
                                                                                                                 ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................             --
  Distributions from net realized capital gains...............................................................        (21,973)
                                                                                                                 ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................        (21,973)
                                                                                                                 ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [10,864,143 and 6,196,607 shares, respectively]..........................................     80,672,788
  Capital stock issued in reinvestment of dividends and distributions [2,706 and 50,175 shares, respectively].         21,973
  Capital stock repurchased [2,431,952 and 995,521 shares, respectively]......................................    (17,783,588)
                                                                                                                 ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     62,911,173
                                                                                                                 ------------
TOTAL INCREASE IN NET ASSETS..................................................................................     49,534,748
NET ASSETS:
  Beginning of year...........................................................................................     46,836,129
                                                                                                                 ------------
  End of year (a).............................................................................................   $ 96,370,877
                                                                                                                 ============
  (a) Includes undistributed net investment income of:........................................................   $    797,294
                                                                                                                 ------------

                                                                                                                  Year Ended
                                                                                                               December 31, 2001
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................    $   353,577
  Net realized loss on investments............................................................................       (776,331)
  Net change in unrealized depreciation on investments........................................................       (486,929)
                                                                                                                  -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................       (909,683)
                                                                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................       (357,156)
  Distributions from net realized capital gains...............................................................        (52,072)
                                                                                                                  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................       (409,228)
                                                                                                                  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [10,864,143 and 6,196,607 shares, respectively]..........................................     52,360,190
  Capital stock issued in reinvestment of dividends and distributions [2,706 and 50,175 shares, respectively].        409,228
  Capital stock repurchased [2,431,952 and 995,521 shares, respectively]......................................     (8,518,300)
                                                                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     44,251,118
                                                                                                                  -----------
TOTAL INCREASE IN NET ASSETS..................................................................................     42,932,207
NET ASSETS:
  Beginning of year...........................................................................................      3,903,922
                                                                                                                  -----------
  End of year (a).............................................................................................    $46,836,129
                                                                                                                  ===========
  (a) Includes undistributed net investment income of:........................................................    $        --
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A21

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, excluding repurchase agreement, at value (cost
   $11,586,808)....................................................... $11,343,869
 Repurchase agreement (cost $1,393,462)...............................   1,393,462
 Receivable for investments sold......................................      23,290
 Due from manager.....................................................      16,192
 Receivable for capital stock sold....................................      12,554
 Dividends and interest receivable....................................       1,016
 Prepaid expenses.....................................................         121
                                                                       -----------
   Total assets.......................................................  12,790,504
                                                                       -----------
LIABILITIES
 Payable for investments purchased....................................     226,503
 Accrued expenses and other liabilities...............................      48,134
 Deferred directors' fees.............................................       2,448
 Payable for capital stock repurchased................................         315
 Payable to custodian.................................................          46
                                                                       -----------
   Total liabilities..................................................     277,446
                                                                       -----------
NET ASSETS............................................................ $12,513,058
                                                                       ===========
 Net assets were comprised of:
   Common stock, at $0.01 par value................................... $    25,864
   Paid-in capital in excess of par...................................  17,854,639
                                                                       -----------
                                                                        17,880,503
 Accumulated net realized loss on investments.........................  (5,124,506)
 Net unrealized depreciation on investments...........................    (242,939)
                                                                       -----------
 Net assets, December 31, 2002........................................ $12,513,058
                                                                       ===========
Net asset value and redemption price per share, $12,513,058 /
 2,586,414 outstanding shares of common stock (authorized 80,000,000
 shares).............................................................. $      4.84
                                                                       ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Interest............................................................. $    25,793
 Dividends (net of $93 foreign withholding tax).......................      18,353
                                                                       -----------
                                                                            44,146
                                                                       -----------
EXPENSES
 Management fee.......................................................     101,018
 Custodian's fees and expenses........................................      89,000
 Shareholders' reports................................................      21,000
 Directors' fees......................................................      11,000
 Audit fee............................................................      11,000
 Legal fees and expenses..............................................       7,100
 Transfer agent's fees and expenses...................................       3,500
 Miscellaneous........................................................       1,269
                                                                       -----------
   Total expenses.....................................................     244,887
 Less: custodian fee credit...........................................        (160)
     expense subsidy..................................................    (122,573)
                                                                       -----------
 Net expenses.........................................................     122,154
                                                                       -----------
NET INVESTMENT LOSS...................................................     (78,008)
                                                                       -----------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
 Net realized loss on investments.....................................  (2,895,182)
 Net change in unrealized appreciation (depreciation) on investments..    (713,148)
                                                                       -----------
NET LOSS ON INVESTMENTS...............................................  (3,608,330)
                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $(3,686,338)
                                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2002 December 31, 2001
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment loss..................................................   $    (78,008)      $   (18,794)
 Net realized loss on investments.....................................     (2,895,182)       (1,737,031)
 Net change in unrealized appreciation (depreciation) on investments..       (713,148)          842,626
                                                                         ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................     (3,686,338)         (913,199)
                                                                         ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,910,333 and 1,118,138 shares, respectively]....     20,588,172         7,516,764
 Capital stock repurchased [2,539,505 and 554,266 shares,
   respectively]......................................................    (12,819,425)       (3,634,143)
                                                                         ------------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..      7,768,747         3,882,621
                                                                         ------------       -----------
TOTAL INCREASE IN NET ASSETS..........................................      4,082,409         2,969,422
NET ASSETS:
 Beginning of year....................................................      8,430,649         5,461,227
                                                                         ------------       -----------
 End of year..........................................................   $ 12,513,058       $ 8,430,649
                                                                         ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A22

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value (cost $61,029,197)............... $ 58,215,821
      Foreign currency, at value (cost $187,773).............      189,584
      Cash...................................................       71,490
      Receivable for investments sold........................    1,447,053
      Dividends and interest receivable......................       68,540
      Receivable for capital stock sold......................       53,908
      Unrealized appreciation on forward foreign currency
       contracts.............................................        2,546
      Prepaid expenses.......................................          628
                                                              ------------
       Total assets..........................................   60,049,570
                                                              ------------
    LIABILITIES
      Payable for investments purchased......................    1,229,489
      Payable for capital stock repurchased..................      135,770
      Accrued expenses and other liabilities.................       72,003
      Management fee payable.................................       25,786
      Distribution fee payable...............................        5,177
      Withholding tax payable................................        3,252
      Administration fee payable.............................        3,106
                                                              ------------
       Total liabilities.....................................    1,474,583
                                                              ------------
    NET ASSETS............................................... $ 58,574,987
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    139,097
       Paid-in capital, in excess of par.....................   75,331,877
                                                              ------------
                                                                75,470,974
      Overdistribution of net investment income..............      (15,828)
      Accumulated net realized loss on investments...........  (14,080,616)
      Net unrealized depreciation on investments and foreign
       currencies............................................   (2,799,543)
                                                              ------------
      Net assets, December 31, 2002.......................... $ 58,574,987
                                                              ============
    Class I:
    Net asset value and redemption price per share,
     $34,933,225 / 8,270,982 outstanding shares of common
     stock (authorized 80,000,000 shares).................... $       4.22
                                                              ============
    Class II:
    Net asset value and redemption price per share,
     $23,641,762 / 5,638,720 outstanding shares of common
     stock (authorized 20,000,000 shares).................... $       4.19
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $52,344 foreign withholding tax)....... $   755,987
      Interest.................................................       6,620
                                                                -----------
                                                                    762,607
                                                                -----------
    EXPENSES
      Management fee...........................................     434,310
      Distribution fee -- Class II.............................      54,421
      Administration fee -- Class II...........................      32,653
      Custodian's fees and expenses............................     184,000
      Shareholders' reports....................................      58,000
      Audit fee................................................      14,000
      Directors' fees..........................................       7,200
      Legal fees and expenses..................................       6,000
      Transfer agent's fees and expenses.......................       5,600
      Commitment fee on syndicated credit agreement............       1,000
      Miscellaneous............................................       2,860
                                                                -----------
       Total expenses..........................................     800,044
      Less: custodian fee credit...............................      (9,422)
         expense subsidy.......................................     (79,389)
                                                                -----------
       Net expenses............................................     711,233
                                                                -----------
    NET INVESTMENT INCOME......................................      51,374
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized loss on:
       Investments.............................................  (8,421,569)
       Foreign currencies......................................     (69,358)
                                                                -----------
                                                                 (8,490,927)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,473,800)
       Foreign currencies......................................      13,220
                                                                -----------
                                                                 (1,460,580)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (9,951,507)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(9,900,133)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended        Year Ended
                                           December 31, 2002 December 31, 2001
                                           ----------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................   $      51,374     $      33,942
   Net realized loss on investments and
     foreign currencies...................      (8,490,927)       (5,596,251)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currencies...................      (1,460,580)         (554,509)
                                             -------------     -------------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................      (9,900,133)       (6,116,818)
                                             -------------     -------------
  DIVIDENDS AND DISTRIBUTIONS:
   Tax return of capital distributions
     Class I..............................              --           (40,473)
     Class II.............................              --           (22,107)
                                             -------------     -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......              --           (62,580)
                                             -------------     -------------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [97,962,690 and
     34,707,972 shares, respectively].....     459,630,004       214,023,922
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 10,106 shares, respectively].....              --            62,580
   Capital stock repurchased [90,447,644
     and 29,537,466 shares, respectively].    (425,966,534)     (183,409,018)
                                             -------------     -------------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........      33,663,470        30,677,484
                                             -------------     -------------
  TOTAL INCREASE IN NET ASSETS............      23,763,337        24,498,086
  NET ASSETS:
   Beginning of year......................      34,811,650        10,313,564
                                             -------------     -------------
   End of year............................   $  58,574,987     $  34,811,650
                                             =============     =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A23

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

 ASSETS
  Investments, at value (cost $42,728,152)........................ $38,324,704
  Receivable for investments sold.................................      94,325
  Dividends and interest receivable...............................      48,916
  Receivable for capital stock sold...............................      16,018
  Prepaid expenses................................................         395
                                                                   -----------
    Total assets..................................................  38,484,358
                                                                   -----------
 LIABILITIES
  Accrued expenses and other liabilities..........................      66,483
  Payable for investments purchased...............................      59,764
  Management fee payable..........................................      29,995
  Payable for capital stock repurchased...........................       6,196
  Deferred directors' fees........................................       2,486
                                                                   -----------
    Total liabilities.............................................     164,924
                                                                   -----------
 NET ASSETS....................................................... $38,319,434
                                                                   ===========
  Net assets were comprised of:
    Common stock, at $0.01 par value.............................. $    49,089
    Paid-in capital in excess of par..............................  45,393,007
                                                                   -----------
                                                                    45,442,096
  Accumulated net realized loss on investments....................  (2,719,214)
  Net unrealized depreciation on investments......................  (4,403,448)
                                                                   -----------
  Net assets, December 31, 2002................................... $38,319,434
                                                                   ===========
 Net asset value and redemption price per share, $38,319,434 /
  4,908,845 outstanding shares of common stock (authorized
  80,000,000 shares).............................................. $      7.81
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

 INVESTMENT INCOME
  Dividends (net of $497 foreign withholding tax)................. $   685,190
  Interest........................................................      15,249
                                                                   -----------
                                                                       700,439
                                                                   -----------
 EXPENSES
  Management fee..................................................     264,154
  Custodian's fees and expenses...................................      96,000
  Shareholders' reports...........................................      30,000
  Audit fee.......................................................      12,000
  Directors' fees.................................................      11,000
  Legal fees and expenses.........................................      11,000
  Transfer agent's fees and expenses..............................       3,700
  Miscellaneous...................................................       4,298
                                                                   -----------
    Total expenses................................................     432,152
  Less: custodian fee credit......................................        (128)
      expense subsidy.............................................    (134,952)
                                                                   -----------
    Net expenses..................................................     297,072
                                                                   -----------
 NET INVESTMENT INCOME............................................     403,367
                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments...................................................  (2,073,444)
    Futures.......................................................      15,245
                                                                   -----------
                                                                    (2,058,199)
                                                                   -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments...................................................  (4,602,327)
    Futures.......................................................      (7,397)
                                                                   -----------
                                                                    (4,609,724)
                                                                   -----------
 NET LOSS ON INVESTMENTS..........................................  (6,667,923)
                                                                   -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(6,264,556)
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................    $   403,367       $   129,639
 Net realized loss on investments................................     (2,058,199)         (603,778)
 Net change in unrealized appreciation (depreciation) on
   investments...................................................     (4,609,724)           (2,252)
                                                                     -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............     (6,264,556)         (476,391)
                                                                     -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................       (403,360)         (139,958)
 Tax return of capital distributions.............................         (6,059)               --
                                                                     -----------       -----------
TOTAL DIVIDENDS AND DISTRIBUTIONS................................       (409,419)         (139,958)
                                                                     -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,406,672 and 2,190,953 shares,
   respectively].................................................     29,950,399        20,941,061
 Capital stock issued in reinvestment of dividends and
   distributions [52,288 and 14,967 shares, respectively]........        409,419           139,958
 Capital stock repurchased [1,063,583 and 63,752 shares,
   respectively].................................................     (9,099,948)         (606,772)
                                                                     -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
TRANSACTIONS.....................................................     21,259,870        20,474,247
                                                                     -----------       -----------
TOTAL INCREASE IN NET ASSETS.....................................     14,585,895        19,857,898
NET ASSETS:
 Beginning of year...............................................     23,733,539         3,875,641
                                                                     -----------       -----------
 End of year.....................................................    $38,319,434       $23,733,539
                                                                     ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A24

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

 ASSETS
  Investments, at value (cost $9,597,548)......................... $ 9,504,443
  Receivable for investments sold.................................      19,863
  Dividends and interest receivable...............................      15,889
  Receivable for capital stock sold...............................      14,500
  Due from manager................................................      12,852
  Prepaid expenses................................................         103
                                                                   -----------
    Total assets..................................................   9,567,650
                                                                   -----------
 LIABILITIES
  Payable for investments purchased...............................     177,873
  Accrued expenses and other liabilities..........................      46,497
  Deferred directors' fees........................................       2,447
  Payable for capital stock repurchased...........................         171
                                                                   -----------
    Total liabilities.............................................     226,988
                                                                   -----------
 NET ASSETS....................................................... $ 9,340,662
                                                                   ===========
  Net assets were comprised of:
    Common stock, at $0.01 par value.............................. $    18,693
    Paid-in capital in excess of par..............................  14,150,153
                                                                   -----------
                                                                    14,168,846
  Undistributed net investment income.............................      14,769
  Accumulated net realized loss on investments and foreign
    currencies....................................................  (4,749,879)
  Net unrealized depreciation on investments and foreign
    currencies....................................................     (93,074)
                                                                   -----------
  Net assets, December 31, 2002................................... $ 9,340,662
                                                                   ===========
 Net asset value and redemption price per share, $9,340,662 /
  1,869,279 outstanding shares of common stock (authorized
  80,000,000 shares).............................................. $      5.00
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

 INVESTMENT INCOME
  Dividends (net of $917 foreign withholding tax)................. $    94,940
  Interest........................................................      13,080
                                                                   -----------
                                                                       108,020
                                                                   -----------
 EXPENSES
  Management fee..................................................      69,901
  Custodian's fees and expenses...................................      91,000
  Shareholders' reports...........................................      15,000
  Directors' fees.................................................      11,000
  Audit fee.......................................................      11,000
  Legal fees and expenses.........................................       8,000
  Transfer agent's fees and expenses..............................       3,500
  Commitment fee on syndicated credit agreement...................         200
  Miscellaneous...................................................       3,107
                                                                   -----------
    Total expenses................................................     212,708
  Less: custodian fee credit......................................         (56)
       expense subsidy............................................    (119,478)
                                                                   -----------
  Net expenses....................................................      93,174
                                                                   -----------
 NET INVESTMENT INCOME............................................      14,846
                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments...................................................  (3,082,457)
    Foreign currencies............................................          24
                                                                   -----------
                                                                    (3,082,433)
                                                                   -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments...................................................     (37,231)
    Foreign currencies............................................          18
                                                                   -----------
                                                                       (37,213)
                                                                   -----------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES...................  (3,119,646)
                                                                   -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(3,104,800)
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)....................................    $    14,846       $      (258)
 Net realized loss on investments and foreign currencies.........     (3,082,433)       (1,634,857)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies............................        (37,213)          173,470
                                                                     -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............     (3,104,800)       (1,461,645)
                                                                     -----------       -----------
DIVIDENDS:
 Dividends from net investment income............................             --            (9,788)
                                                                     -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [2,421,976 and 1,059,257 shares,
   respectively].................................................     13,214,957         7,987,852
 Capital stock issued in reinvestment of dividends [0 and 1,387
   shares, respectively].........................................             --             9,788
 Capital stock repurchased [1,723,512 and 354,901 shares,
   respectively].................................................     (8,971,624)       (2,577,851)
                                                                     -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS....................................................      4,243,333         5,419,789
                                                                     -----------       -----------
TOTAL INCREASE IN NET ASSETS.....................................      1,138,533         3,948,356
NET ASSETS:
 Beginning of year...............................................      8,202,129         4,253,773
                                                                     -----------       -----------
 End of year(a)..................................................    $ 9,340,662       $ 8,202,129
                                                                     ===========       ===========
(a) Includes undistributed net investment income of:.............    $    14,769       $        --
                                                                     -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A25

                          ----------------------------
                          SP MID-CAP GROWTH PORTFOLIO
                          ----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, excluding repurchase agreement, at value (cost $17,430,504).. $ 17,016,941
 Repurchase agreement (cost $2,063,177)....................................    2,063,177
 Receivable for capital stock sold.........................................      292,941
 Due from manager..........................................................       18,368
 Receivable for investments sold...........................................       18,014
 Dividends and interest receivable.........................................        1,742
 Prepaid expenses..........................................................          169
                                                                            ------------
   Total assets............................................................   19,411,352
                                                                            ------------
LIABILITIES
 Payable for investments purchased.........................................    1,070,410
 Accrued expenses and other liabilities....................................       50,107
 Payable to custodian......................................................       18,013
 Deferred directors' fees..................................................        2,476
 Payable for capital stock repurchased.....................................          135
                                                                            ------------
   Total liabilities.......................................................    1,141,141
                                                                            ------------
NET ASSETS................................................................. $ 18,270,211
                                                                            ============
 Net assets were comprised of:
   Common stock, at $0.01 par value........................................ $     44,647
   Paid-in capital in excess of par........................................   30,290,727
                                                                            ------------
                                                                              30,335,374
 Accumulated net realized loss on investments and foreign currencies.......  (11,651,648)
 Net unrealized depreciation on investments and foreign currencies.........     (413,515)
                                                                            ------------
 Net assets, December 31, 2002............................................. $ 18,270,211
                                                                            ============
Net asset value and redemption price per share, $18,270,211 / 4,464,692
 outstanding shares of common stock (authorized 80,000,000 shares)......... $       4.09
                                                                            ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Dividends (net of $52 foreign withholding tax)............................ $     41,467
 Interest..................................................................       25,974
                                                                            ------------
                                                                                  67,441
                                                                            ------------
EXPENSES
 Management fee............................................................      131,400
 Custodian's fees and expenses.............................................       88,000
 Shareholders' reports.....................................................       17,500
 Directors' fees...........................................................       11,000
 Audit fee.................................................................       10,000
 Legal fees and expenses...................................................       10,000
 Transfer agent's fees and expenses........................................        4,000
 Miscellaneous.............................................................        3,153
                                                                            ------------
   Total expenses..........................................................      275,053
 Loan interest expense (Note 8)............................................          423
 Less: custodian fee credit................................................         (151)
     expense subsidy.......................................................     (110,777)
                                                                            ------------
   Net expenses............................................................      164,548
                                                                            ------------
NET INVESTMENT LOSS........................................................      (97,107)
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
 Net realized gain (loss) on:
   Investments.............................................................  (11,107,075)
   Foreign currencies......................................................          181
                                                                            ------------
                                                                             (11,106,894)
                                                                            ------------
 Net change in unrealized appreciation on:
   Investments.............................................................      805,614
   Foreign currencies......................................................           48
                                                                            ------------
                                                                                 805,662
                                                                            ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES.............................  (10,301,232)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................... $(10,398,339)
                                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year Ended        Year Ended
                                                                            December 31, 2002 December 31, 2001
                                                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment loss.......................................................   $    (97,107)      $   (18,974)
 Net realized loss on investments..........................................    (11,106,894)         (527,832)
 Net change in unrealized appreciation (depreciation) on investments.......        805,662          (986,506)
                                                                              ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (10,398,339)       (1,533,312)
                                                                              ------------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income......................................             --            (2,549)
 Distributions from net realized capital gains.............................             --           (34,886)
 Tax return of capital distributions.......................................             --            (4,666)
                                                                              ------------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.........................................             --           (42,101)
                                                                              ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [4,993,128 and 1,938,677 shares, respectively].........     24,806,716        15,173,759
 Capital stock issued in reinvestment of dividends and distributions
   [0 and 4,790 shares, respectively]......................................             --            42,101
 Capital stock repurchased [2,612,747 and 438,263 shares, respectively]....    (12,027,142)       (3,362,376)
                                                                              ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     12,779,574        11,853,484
                                                                              ------------       -----------
TOTAL INCREASE IN NET ASSETS...............................................      2,381,235        10,278,071
NET ASSETS:
 Beginning of year.........................................................     15,888,976         5,610,905
                                                                              ------------       -----------
 End of year...............................................................   $ 18,270,211       $15,888,976
                                                                              ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A26

                         ------------------------------
                         SP PIMCO HIGH YIELD PORTFOLIO
                         ------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, at value (cost $112,689,333)....................... $110,551,624
 Foreign currency, at value (cost $310,568)......................      324,336
 Cash............................................................      148,712
 Dividends and interest receivable...............................    2,159,528
 Receivable for capital stock sold...............................      133,534
 Due from manager................................................        9,496
 Prepaid expenses................................................          911
 Due from broker--variation margin...............................          685
                                                                  ------------
   Total assets..................................................  113,328,826
                                                                  ------------
LIABILITIES
 Outstanding options written (premium received $419,632).........      461,867
 Payable for capital stock repurchased...........................      320,026
 Payable for investments purchased...............................      228,876
 Accrued expenses and other liabilities..........................       46,912
 Unrealized depreciation on forward foreign currency contracts...       45,073
 Deferred directors' fee.........................................        2,591
                                                                  ------------
   Total liabilities.............................................    1,105,345
                                                                  ------------
NET ASSETS....................................................... $112,223,481
                                                                  ============
 Net assets were comprised of:
   Common stock, at $0.01 par value.............................. $    122,318
   Paid-in capital in excess of par..............................  117,423,650
                                                                  ------------
                                                                   117,545,968
 Undistributed net investment income.............................       59,989
 Accumulated net realized loss on investments....................   (3,193,339)
 Net unrealized depreciation on investments and foreign
   currencies....................................................   (2,189,137)
                                                                  ------------
 Net assets, December 31, 2002................................... $112,223,481
                                                                  ============
Net asset value and redemption price per share, $112,223,481 /
 12,231,813 outstanding shares of common stock (authorized
 80,000,000 shares).............................................. $       9.17
                                                                  ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Interest........................................................ $ 6,820,638
                                                                  -----------
EXPENSES
 Management fee..................................................     474,422
 Custodian's fees and expenses...................................     126,000
 Audit fee.......................................................      12,000
 Directors' fees.................................................      10,000
 Shareholders' reports...........................................       9,400
 Legal fees and expenses.........................................       8,200
 Transfer agent's fees and expenses..............................       3,600
 Commitment fee on syndicated credit agreement...................       1,000
 Miscellaneous...................................................       3,469
                                                                  -----------
   Total expenses................................................     648,091
 Less: custodian fee credit......................................      (1,574)
                                                                  -----------
   Net expenses..................................................     646,517
                                                                  -----------
NET INVESTMENT INCOME............................................   6,174,121
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
 Net realized gain (loss) on:
   Investments...................................................  (2,743,540)
   Options written...............................................      88,814
   Futures.......................................................      93,989
   Foreign currencies............................................     (13,159)
                                                                  -----------
                                                                   (2,573,896)
                                                                  -----------
 Net change in unrealized appreciation (depreciation) on:
   Investments...................................................  (1,830,979)
   Options written...............................................     (42,235)
   Futures.......................................................      12,622
   Foreign currencies............................................     (30,198)
                                                                  -----------
                                                                   (1,890,790)
                                                                  -----------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES...................  (4,464,686)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $ 1,709,435
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................   $  6,174,121       $ 1,928,061
 Net realized loss on investments and foreign currencies.........     (2,573,896)         (556,652)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies............................     (1,890,790)         (302,893)
                                                                    ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............      1,709,435         1,068,516
                                                                    ------------       -----------
DIVIDENDS:
 Dividends from net investment income............................     (6,187,069)       (1,926,555)
                                                                    ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,330,152 and 5,263,329 shares,
   respectively].................................................     95,514,916        52,434,308
 Capital stock issued in reinvestment of dividends [678,859 and
   197,356 shares, respectively].................................      6,187,069         1,926,555
 Capital stock repurchased [4,079,206 and 953,701 shares,
   respectively].................................................    (37,004,849)       (9,461,474)
                                                                    ------------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
TRANSACTIONS.....................................................     64,697,136        44,899,389
                                                                    ------------       -----------
TOTAL INCREASE IN NET ASSETS.....................................     60,219,502        44,041,350
NET ASSETS:
 Beginning of year...............................................     52,003,979         7,962,629
                                                                    ------------       -----------
 End of year(a)..................................................   $112,223,481       $52,003,979
                                                                    ============       ===========
(a) Includes undistributed net investment income of:.............   $     59,989       $    12,846
                                                                    ------------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A27

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

   ASSETS
     Investments, at value (cost $609,918,796)................. $619,696,096
     Foreign currency, at value (cost $2,727,413)..............    2,796,604
     Receivable for investments sold...........................   37,929,659
     Dividends and interest receivable.........................    5,273,765
     Premium for interest rate swaps purchased.................      812,917
     Unrealized appreciation on interest rate swaps............      588,214
     Receivable for capital stock sold.........................      404,235
     Interest receivable on swap agreement.....................      276,721
     Unrealized appreciation on forward foreign currency
      contracts................................................       38,131
     Prepaid expenses..........................................        6,104
                                                                ------------
      Total assets.............................................  667,822,446
                                                                ------------
   LIABILITIES
     Payable for investments purchased.........................  160,531,145
     Investments sold short, at value (proceeds received
      $25,517,734).............................................   25,911,448
     Premium for interest rate swaps written...................    3,170,777
     Unrealized depreciation on interest rate swaps............    2,814,949
     Outstanding options written (premium received
      $1,199,750)..............................................    1,463,652
     Unrealized depreciation on forward foreign currency
      contracts................................................      986,159
     Payable to custodian......................................      513,115
     Interest payable on swap agreements.......................      311,443
     Management fee payable....................................      297,607
     Due to broker -- variation margin.........................       94,063
     Accrued expenses and other liabilities....................       34,440
     Payable for capital stock repurchased.....................       23,897
     Deferred directors' fees..................................        2,971
                                                                ------------
      Total liabilities........................................  196,155,666
                                                                ------------
   NET ASSETS.................................................. $471,666,780
                                                                ============
     Net assets were comprised of:
      Common stock, at $0.01 par value......................... $    413,502
      Paid-in capital in excess of par.........................  452,341,168
                                                                ------------
                                                                 452,754,670
     Undistributed net investment income.......................    1,837,788
     Accumulated net realized gain on investments..............    9.535,018
     Net unrealized appreciation (depreciation) on investments
      and foreign currencies...................................    7,539,304
                                                                ------------
   Net assets, December 31, 2002............................... $471,666,780
                                                                ============
   Net asset value and redemption price per share,
    $471,666,780 / 41,350,202 outstanding shares of
    common stock (authorized 80,000,000 shares)................ $      11.41
                                                                ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................. $10,859,580
      Dividends................................................         972
                                                                -----------
                                                                 10,860,552
                                                                -----------
    EXPENSES
      Management fee...........................................   1,766,956
      Custodian's fees and expenses............................     152,000
      Shareholders' reports....................................      21,000
      Audit fee................................................      16,000
      Directors' fees..........................................      10,000
      Legal fees and expenses..................................       8,000
      Transfer agent's fees and expenses.......................       4,500
      Insurance expenses.......................................       1,500
      Miscellaneous............................................       3,582
                                                                -----------
       Total expenses..........................................   1,983,538
      Less: custodian fee credit...............................      (3,750)
                                                                -----------
       Net expenses............................................   1,979,788
                                                                -----------
    NET INVESTMENT INCOME......................................   8,880,764
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................  12,009,409
       Options written.........................................  (1,861,048)
       Futures.................................................   7,541,907
       Foreign currencies......................................  (1,889,832)
       Interest rate swaps.....................................  (3,520,085)
                                                                -----------
                                                                 12,280,351
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................   9,967,096
       Options written.........................................    (268,577)
       Futures.................................................   2,563,187
       Foreign currencies......................................  (2,237,174)
       Interest rate swaps.....................................  (2,187,298)
                                                                -----------
                                                                  7,837,234
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  20,117,585
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $28,998,349
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................   $  8,880,764      $  2,128,246
 Net realized gain on investments and foreign
   currencies.....................................     12,280,351         1,832,773
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................      7,837,234          (477,987)
                                                     ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................     28,998,349         3,483,032
                                                     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............     (8,915,477)       (2,230,696)
 Distributions from net realized capital gains....         (7,146)       (2,700,261)
                                                     ------------      ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS.................     (8,922,623)       (4,930,957)
                                                     ------------      ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [30,861,573 and 13,652,270
   shares, respectively]..........................    340,380,452       148,122,391
 Capital stock issued in reinvestment of
   dividends and distributions [802,991 and
   462,472 shares, respectively]..................      8,922,623         4,930,957
 Capital stock repurchased [4,044,791 and
   1,414,001 shares, respectively]................    (44,686,394)      (15,343,219)
                                                     ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................    304,616,681       137,710,129
                                                     ------------      ------------
TOTAL INCREASE IN NET ASSETS......................    324,692,407       136,262,204
NET ASSETS:
 Beginning of year................................    146,974,373        10,712,169
                                                     ------------      ------------
 End of year(a)...................................   $471,666,780      $146,974,373
                                                     ============      ============
 (a) Includes undistributed net investment income
   of:............................................   $  1,837,788      $     73,473
                                                     ------------      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A28

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value (cost $51,649,612)................ $ 51,469,915
      Receivable for investments sold.........................      612,207
      Receivable for capital stock sold.......................       71,524
      Dividends and interest receivable.......................        9,652
      Prepaid expenses........................................          461
      Due from manager........................................          133
                                                               ------------
       Total assets...........................................   52,163,892
                                                               ------------
    LIABILITIES

      Payable for investments purchased.......................      879,048
      Accrued expenses and other liabilities..................       51,716
      Payable for capital stock repurchased...................          874
      Distribution fee payable................................           52
      Administration fee payable..............................           31
                                                               ------------
       Total liabilities......................................      931,721
                                                               ------------
    NET ASSETS................................................ $ 51,232,171
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    109,562
       Paid-in capital in excess of par.......................   67,429,490
                                                               ------------
                                                                 67,539,052
      Accumulated net realized loss on investments............  (16,127,184)
      Net unrealized depreciation on investments..............     (179,697)
                                                               ------------
      Net assets, December 31, 2002........................... $ 51,232,171
                                                               ============
    Class I:
    Net asset value and redemption price per share,
     $50,994,774 / 10,905,106 outstanding shares of common
     stock (authorized 80,000,000 shares)..................... $       4.68
                                                               ============
    Class II:
    Net asset value and redemption price per share, $237,397 /
     51,055 outstanding shares of common stock (authorized
     20,000,000 shares)....................................... $       4.65
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $3,010 foreign withholding tax)....... $    170,646
                                                               ------------
    EXPENSES
      Management fee..........................................      247,577
      Distribution fee--Class II..............................          654
      Administration fee--Class II............................          393
      Custodian's fees and expenses...........................       91,000
      Shareholders' reports...................................       21,000
      Audit fee...............................................       12,000
      Directors' fees.........................................       12,000
      Legal fees and expenses.................................       10,000
      Transfer agent's fees and expenses......................        4,500
      Commitment fee on syndicated credit agreement...........        1,000
      Miscellaneous...........................................        3,514
                                                               ------------
       Total expenses.........................................      403,638
      Less: custodian fee credit..............................         (341)
         expense subsidy......................................      (31,224)
                                                               ------------
       Net expenses...........................................      372,073
                                                               ------------
    NET INVESTMENT LOSS.......................................     (201,427)
                                                               ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments............................................  (12,823,892)
       Foreign currencies.....................................        1,169
       Options written........................................        7,742
                                                               ------------
                                                                (12,814,981)
                                                               ------------
      Net change in unrealized appreciation (depreciation) on
       investments............................................   (1,640,738)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (14,455,719)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(14,657,146)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended        Year Ended
                                                                                              December 31, 2002 December 31, 2001
                                                                                              ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss........................................................................   $   (201,427)      $   (55,985)
  Net realized loss on investments...........................................................    (12,814,981)       (2,939,101)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.     (1,640,738)        1,753,627
                                                                                                ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (14,657,146)       (1,241,459)
                                                                                                ------------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [8,274,153 and 4,539,548 shares, respectively]..........................     43,940,152        31,588,579
  Capital stock repurchased [1,871,780 and 745,512 shares, respectively].....................     (9,411,936)       (5,353,501)
                                                                                                ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................     34,528,216        26,235,078
                                                                                                ------------       -----------
TOTAL INCREASE IN NET ASSETS.................................................................     19,871,070        24,993,619
NET ASSETS:
  Beginning of year..........................................................................     31,361,101         6,367,482
                                                                                                ------------       -----------
  End of year................................................................................   $ 51,232,171       $31,361,101
                                                                                                ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A29

                        ---------------------------------
                        SP SMALL/MID CAP VALUE PORTFOLIO
                        ---------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

      ASSETS
        Investments, at value (cost $107,122,250)........... $ 99,687,888
        Cash................................................       58,984
        Receivable for investments sold.....................    1,474,846
        Receivable for capital stock sold...................      489,069
        Dividends and interest receivable...................       87,374
        Prepaid expenses....................................          970
                                                             ------------
         Total assets.......................................  101,799,131
                                                             ------------
      LIABILITIES
        Payable for investments purchased...................    2,500,134
        Management fee payable..............................       59,392
        Accrued expenses and other liabilities..............       42,873
        Deferred directors' fees............................        2,714
        Payable for capital stock repurchased...............          460
                                                             ------------
         Total liabilities..................................    2,605,573
                                                             ------------
      NET ASSETS............................................ $ 99,193,558
                                                             ============
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    102,515
         Paid-in capital in excess of par...................  112,228,519
                                                             ------------
                                                              112,331,034
        Undistributed net investment income.................       37,628
        Accumulated net realized loss on investments........   (5,740,742)
        Net unrealized depreciation on investments..........   (7,434,362)
                                                             ------------
        Net assets, December 31, 2002....................... $ 99,193,558
                                                             ============
      Class I:
      Net asset value and redemption price per share,
       $99,193,558 / 10,251,511 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $       9.68
                                                             ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
      Dividends (net of $1,388 foreign withholding tax)..... $  1,315,773
      Interest..............................................       30,364
                                                             ------------
                                                                1,346,137
                                                             ------------
     EXPENSES
      Management fee........................................      696,651
      Custodian's fees and expenses.........................      107,000
      Shareholders' reports.................................       12,000
      Audit fee.............................................       11,000
      Directors' fees.......................................       11,000
      Legal fees and expenses...............................        6,500
      Transfer agent's fees and expenses....................        4,500
      Commitment fee on syndicated credit agreement.........        1,300
      Miscellaneous.........................................        3,611
                                                             ------------
        Total expenses......................................      853,562
      Less: custodian fee credit............................         (843)
          expense subsidy...................................      (40,774)
                                                             ------------
        Net expenses........................................      811,945
                                                             ------------
     NET INVESTMENT INCOME..................................      534,192
                                                             ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain (loss) on:
        Investments.........................................   (5,301,628)
        Futures.............................................       78,117
                                                             ------------
                                                               (5,223,511)
                                                             ------------
      Net change in unrealized depreciation on:
        Investments.........................................   (9,923,584)
        Futures.............................................      (26,983)
                                                             ------------
                                                               (9,950,567)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (15,174,078)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS... $(14,639,886)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended        Year Ended
                                                                         December 31, 2002 December 31, 2001
                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income..................................................   $    534,192       $   227,480
 Net realized loss on investments.......................................     (5,223,511)         (461,686)
 Net change in unrealized appreciation (depreciation) on investments....     (9,950,567)        1,955,273
                                                                           ------------       -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    (14,639,886)        1,721,067
                                                                           ------------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income...................................       (463,177)         (248,999)
 Tax return of capital distributions....................................             --            (3,372)
                                                                           ------------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................       (463,177)         (252,371)
                                                                           ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [7,737,279 and 4,022,127 shares, respectively]......     84,398,594        44,147,863
 Capital stock issued in reinvestment of dividends and
   distributions [47,701 and 23,249 shares, respectively]...............        463,177           252,371
 Capital stock repurchased [1,709,203 and 421,366 shares, respectively].    (18,014,772)       (4,562,378)
                                                                           ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...     66,846,999        39,837,856
                                                                           ------------       -----------
TOTAL INCREASE IN NET ASSETS............................................     51,743,936        41,306,552
NET ASSETS:
 Beginning of year......................................................     47,449,622         6,143,070
                                                                           ------------       -----------
 End of year(a).........................................................   $ 99,193,558       $47,449,622
                                                                           ============       ===========
 (a) Includes undistributed net investment income of:...................   $     37,628       $        --
                                                                           ------------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A30

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $18,596,605)........... $17,330,476
         Cash...............................................       8,579
         Receivable for capital stock sold..................      33,739
         Dividends and interest receivable..................       8,886
         Due from manager...................................       4,275
         Prepaid expenses...................................         148
                                                             -----------
          Total assets......................................  17,386,103
                                                             -----------
       LIABILITIES
         Accrued expenses and other liabilities.............      36,237
         Deferred directors' fees...........................       2,476
         Distribution fee payable...........................       1,430
         Administration fee payable.........................         858
         Withholding tax payable............................         304
         Payable for capital stock repurchased..............         285
                                                             -----------
          Total liabilities.................................      41,590
                                                             -----------
       NET ASSETS........................................... $17,344,513
                                                             ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value.................. $    34,594
          Paid-in capital in excess of par..................  23,648,848
                                                             -----------
                                                              23,683,442
         Accumulated net realized loss on investments.......  (5,072,800)
         Net unrealized depreciation on investments.........  (1,266,129)
                                                             -----------
         Net assets, December 31, 2002...................... $17,344,513
                                                             ===========
       Class I:
       Net asset value and redemption price per share,
        $10,768,785 / 2,141,265 outstanding shares of common
        stock (authorized 80,000,000 shares)................ $      5.03
                                                             ===========
       Class II:
       Net asset value and redemption price per share,
        $6,575,728/1,318,119 outstanding shares of common
        stock (authorized 20,000,000 shares)................ $      4.99
                                                             ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $852 foreign withholding tax)......... $    88,991
      Interest................................................       5,894
                                                               -----------
                                                                    94,885
                                                               -----------
    EXPENSES
      Management fee..........................................     120,263
      Distribution fee -- Class II............................       9,695
      Administration fee -- Class II..........................       5,817
      Custodian's fees and expenses...........................      96,000
      Shareholders' reports...................................      13,000
      Audit fee...............................................      10,000
      Directors' fees and expenses............................      10,000
      Legal fees and expenses.................................       7,500
      Transfer agent's fees and expenses......................       3,300
      Commitment fee on syndicated credit agreement...........         700
      Miscellaneous...........................................       2,736
                                                               -----------
       Total expenses.........................................     279,011
      Less: custodian fee credit..............................        (322)
         expense subsidy......................................    (128,510)
                                                               -----------
       Net expenses...........................................     150,179
                                                               -----------
    NET INVESTMENT LOSS.......................................     (55,294)
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
      Net realized loss on investments........................  (2,328,260)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (1,369,727)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (3,697,987)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,753,281)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended        Year Ended
                                                                                      December 31, 2002 December 31, 2001
                                                                                      ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss................................................................    $   (55,294)      $   (15,093)
  Net realized loss on investments...................................................     (2,328,260)       (2,459,920)
  Net change in unrealized appreciation (depreciation) on investments................     (1,369,727)        1,029,005
                                                                                         -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................     (3,753,281)       (1,446,008)
                                                                                         -----------       -----------
DIVIDENDS:
  Dividends from net investment income...............................................
  Class I............................................................................             --            (2,385)
  Class II...........................................................................             --                (1)
                                                                                         -----------       -----------
 TOTAL DIVIDENDS.....................................................................             --            (2,386)
                                                                                         -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,165,201 and 1,391,341 shares, respectively]..................     17,595,192         9,675,982
  Capital stock issued in reinvestment of dividends [0 and 311 shares, respectively].             --             2,386
  Capital stock repurchased [1,140,272 and 693,687 shares, respectively].............     (6,137,311)       (4,441,070)
                                                                                         -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................     11,457,881         5,237,298
                                                                                         -----------       -----------
TOTAL INCREASE IN NET ASSETS.........................................................      7,704,600         3,788,904
NET ASSETS:
  Beginning of year..................................................................      9,639,913         5,851,009
                                                                                         -----------       -----------
  End of year........................................................................    $17,344,513       $ 9,639,913
                                                                                         ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A31

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $165,282,478 (cost $2,423,290,594)................... $2,520,814,676
      Dividends and interest receivable.....................      3,658,754
      Receivable for investments sold.......................      1,679,105
      Receivable for capital stock sold.....................         93,651
      Due from broker -- variation margin...................         74,150
      Prepaid expenses......................................         30,193
                                                             --------------
       Total assets.........................................  2,526,350,529
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................    171,489,419
      Payable for capital stock repurchased.................        956,579
      Accrued expenses and other liabilities................        733,981
      Management fee payable................................        716,719
      Securities lending rebate payable.....................        190,036
      Payable to securities lending agent...................         12,758
                                                             --------------
       Total liabilities....................................    174,099,492
                                                             --------------
    NET ASSETS.............................................. $2,352,251,037
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $      976,571
       Paid-in capital in excess of par.....................  2,170,096,382
                                                             --------------
                                                              2,171,072,953
      Undistributed net investment income...................      1,948,808
      Accumulated net realized gain on investments..........     82,743,144
      Net unrealized appreciation on investments............     96,486,132
                                                             --------------
      Net assets, December 31, 2002......................... $2,352,251,037
                                                             ==============
    Net asset value and redemption price per share,
     $2,352,251,037 / 97,657,072 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        24.09
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $140,009 foreign withholding tax)...... $  45,350,911
     Interest.................................................        88,024
     Income from securities lending, net......................       604,345
                                                               -------------
                                                                  46,043,280
                                                               -------------
   EXPENSES
     Management fee...........................................     9,922,603
     Custodian's fees and expenses............................       342,000
     Shareholders' reports....................................       150,000
     Audit fee................................................        60,000
     Insurance expenses.......................................        35,000
     Directors' fees..........................................        32,000
     Legal fees and expenses..................................        25,000
     Transfer agent's fees and expenses.......................         5,700
     Commitment fee on syndicated credit agreement............         4,500
     Miscellaneous............................................         7,807
                                                               -------------
      Total expenses..........................................    10,584,610
     Less: custodian fee credit...............................        (1,372)
                                                               -------------
      Net expenses............................................    10,583,238
                                                               -------------
   NET INVESTMENT INCOME......................................    35,460,042
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
     Net realized gain (loss) on:
      Investments.............................................    98,271,411
      Futures.................................................   (14,390,578)
                                                               -------------
                                                                  83,880,833
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (850,587,386)
      Futures.................................................    (1,704,480)
                                                               -------------
                                                                (852,291,866)
                                                               -------------
   NET LOSS ON INVESTMENTS....................................  (768,411,033)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(732,950,991)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2002 December 31, 2001
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income................................................  $    35,460,042   $   36,999,564
 Net realized gain on investments.....................................       83,880,833      207,912,942
 Net change in unrealized appreciation (depreciation) on investments..     (852,291,866)    (747,393,799)
                                                                        ---------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................     (732,950,991)    (502,481,293)
                                                                        ---------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.................................      (34,435,873)     (36,074,925)
 Distributions from net realized capital gains........................      (23,877,334)    (200,503,213)
                                                                        ---------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................      (58,313,207)    (236,578,138)
                                                                        ---------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,311,525 and 8,930,279 shares, respectively]...      293,101,021      312,414,047
 Capital stock issued in reinvestment of dividends and distributions
   [2,190,809 and 7,492,056 shares, respectively].....................       58,313,207      236,578,137
 Capital stock repurchased [22,105,878 and 17,449,772 shares,
   respectively]......................................................     (601,988,288)    (601,877,232)
                                                                        ---------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.     (250,574,060)     (52,885,048)
                                                                        ---------------   --------------
TOTAL DECREASE IN NET ASSETS..........................................   (1,041,838,258)    (791,944,479)
NET ASSETS:
 Beginning of year....................................................    3,394,089,295    4,186,033,774
                                                                        ---------------   --------------
 End of year (a)......................................................  $ 2,352,251,037   $3,394,089,295
                                                                        ===============   ==============
 (a) Includes undistributed net investment income of:.................  $     1,948,808   $      924,639
                                                                        ---------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A32

                                ----------------
                                VALUE PORTFOLIO
                                ----------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $65,595,643 (cost $1,450,818,027).................... $1,351,775,378
      Receivable for capital stock sold.....................      3,992,953
      Dividends and interest receivable.....................      1,986,227
      Prepaid expenses......................................         16,497
                                                             --------------
       Total assets.........................................  1,357,771,055
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................     68,135,407
      Payable for investments purchased.....................     40,179,975
      Payable for capital stock repurchased.................        479,060
      Accrued expenses and other liabilities................        290,540
      Payable to securities lending agent...................         18,541
      Securities lending rebate payable.....................         80,544
      Management fee payable................................         20,146
      Distribution fee payable..............................            360
      Administration fee payable............................            216
                                                             --------------
       Total liabilities....................................    109,204,789
                                                             --------------
    NET ASSETS.............................................. $1,248,566,266
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $      908,157
       Paid-in capital in excess of par.....................  1,570,099,038
                                                             --------------
                                                              1,571,007,195
      Undistributed net investment income...................        834,849
      Accumulated net realized loss on investments..........   (224,233,129)
      Net unrealized depreciation on investments............    (99,042,649)
                                                             --------------
      Net assets, December 31, 2002......................... $1,248,566,266
                                                             ==============
    Class I:
    Net asset value and redemption price per share
     $1,247,021,356 / 90,703,287 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        13.75
                                                             ==============
    Class II:
    Net asset value and redemption price per share,
     $1,544,910 / 112,395 outstanding shares of common
     stock (authorized 10,000,000 shares)................... $        13.75
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $38,993 foreign withholding tax)....... $  27,001,078
     Interest.................................................       185,317
     Income from securities lending, net......................       261,610
                                                               -------------
                                                                  27,448,005
                                                               -------------
   EXPENSES
     Management fee...........................................     6,045,228
     Distribution fee -- Class II.............................         3,792
     Administration fee -- Class II...........................         2,275
     Custodian's fees and expenses............................       189,000
     Shareholders' reports....................................       150,000
     Audit fee................................................        47,000
     Directors' fees..........................................        24,000
     Legal fees and expenses..................................        18,500
     Insurance expenses.......................................        18,000
     Commitment fee on syndicated credit agreement............        17,000
     Transfer agent's fees and expenses.......................         5,500
     Miscellaneous............................................           485
                                                               -------------
      Total expenses..........................................     6,520,780
     Less: custodian fee credit...............................        (7,399)
                                                               -------------
      Net expenses............................................     6,513,381
                                                               -------------
   NET INVESTMENT INCOME......................................    20,934,624
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................  (219,806,342)
      Foreign currencies......................................         2,224
                                                               -------------
                                                                (219,804,118)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (186,200,218)
      Foreign currencies......................................            94
                                                               -------------
                                                                (186,200,124)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (406,004,242)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(385,069,618)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                         December 31, 2002
                                                                                                         -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................................  $   20,934,624
  Net realized gain (loss) on investments and foreign currencies........................................    (219,804,118)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies............    (186,200,124)
                                                                                                          --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................    (385,069,618)
                                                                                                          --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................................
   Class I..............................................................................................     (20,321,246)
   Class II.............................................................................................         (19,706)
                                                                                                          --------------
                                                                                                             (20,340,952)
                                                                                                          --------------
  Distributions from net realized capital gains.........................................................
   Class I..............................................................................................              --
   Class II.............................................................................................              --
                                                                                                          --------------
                                                                                                                      --
                                                                                                          --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................................     (20,340,952)
                                                                                                          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [11,993,803 and 13,808,686 shares, respectively]...................................     190,666,422
  Capital stock issued in reinvestment of dividends and distributions [1,472,190 and 11,001,143 shares,
   respectively]........................................................................................      20,340,952
  Capital stock repurchased [23,263,374 and 20,742,406 shares, respectively]............................    (359,497,771)
                                                                                                          --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................    (148,490,397)
                                                                                                          --------------
TOTAL DECREASE IN NET ASSETS............................................................................    (553,900,967)
NET ASSETS:
  Beginning of year.....................................................................................   1,802,467,233
                                                                                                          --------------
  End of year (a).......................................................................................  $1,248,566,266
                                                                                                          ==============
  (a) Includes undistributed net investment income of:..................................................  $      834,849
                                                                                                          --------------

                                                                                                            Year Ended
                                                                                                         December 31, 2001
                                                                                                         -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................................  $   24,834,403
  Net realized gain (loss) on investments and foreign currencies........................................      80,776,409
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies............    (148,188,635)
                                                                                                          --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................     (42,577,823)
                                                                                                          --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................................
   Class I..............................................................................................     (29,317,402)
   Class II.............................................................................................          (3,560)
                                                                                                          --------------
                                                                                                             (29,320,962)
                                                                                                          --------------
  Distributions from net realized capital gains.........................................................
   Class I..............................................................................................    (172,627,671)
   Class II.............................................................................................         (44,437)
                                                                                                          --------------
                                                                                                            (172,672,108)
                                                                                                          --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................................    (201,993,070)
                                                                                                          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [11,993,803 and 13,808,686 shares, respectively]...................................     264,012,082
  Capital stock issued in reinvestment of dividends and distributions [1,472,190 and 11,001,143 shares,
   respectively]........................................................................................     201,993,070
  Capital stock repurchased [23,263,374 and 20,742,406 shares, respectively]............................    (394,301,987)
                                                                                                          --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................      71,703,165
                                                                                                          --------------
TOTAL DECREASE IN NET ASSETS............................................................................    (172,867,728)
NET ASSETS:
  Beginning of year.....................................................................................   1,975,334,961
                                                                                                          --------------
  End of year (a).......................................................................................  $1,802,467,233
                                                                                                          ==============
  (a) Includes undistributed net investment income of:..................................................  $      238,953
                                                                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A33

                        --------------------------------
                        ZERO COUPON BOND PORTFOLIO 2005
                        --------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $60,022,287)........... $66,903,595
         Receivable for capital stock sold..................       7,098
         Prepaid expenses...................................         684
         Interest receivable................................          36
                                                             -----------
          Total assets......................................  66,911,413
                                                             -----------
       LIABILITIES
         Accrued expenses and other liabilities.............      38,032
         Management fee payable.............................      22,541
         Deferred directors' fee payable....................       2,691
         Payable for capital stock repurchased..............          70
                                                             -----------
          Total liabilities.................................      63,334
                                                             -----------
       NET ASSETS........................................... $66,848,079
                                                             ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value.................. $    48,687
          Paid-in capital in excess of par..................  59,874,859
                                                             -----------
                                                              59,923,546
         Accumulated net realized gain on investments.......      43,225
         Net unrealized appreciation on investments.........   6,881,308
                                                             -----------
         Net assets, December 31, 2002...................... $66,848,079
                                                             ===========
       Net asset value and redemption price per share,
        $66,848,079 / 4,868,732 outstanding shares of common
        stock (authorized 20,000,000 shares)................ $     13.73
                                                             ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
       Interest................................................ $3,181,025
       Dividends...............................................     30,435
                                                                ----------
                                                                 3,211,460
                                                                ----------
     EXPENSES
       Management fee..........................................    243,672
       Custodian's fees and expenses...........................     81,000
       Shareholders' reports...................................     20,000
       Audit fee...............................................     10,000
       Directors' fees.........................................      9,100
       Legal fees and expenses.................................      7,000
       Commitment fee on syndicated credit agreement...........      6,000
       Insurance expenses......................................      1,000
       Transfer agent's fees and expenses......................      1,000
       Miscellaneous...........................................      2,216
                                                                ----------
        Total expenses.........................................    380,988
       Less: custodian fee credit..............................        (94)
                                                                ----------
        Net expenses...........................................    380,894
                                                                ----------
     NET INVESTMENT INCOME.....................................  2,830,566
                                                                ----------
     NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS
       Net realized gain on investments........................     43,507
                                                                ----------
       Net change in unrealized appreciation (depreciation) on
        investments............................................  3,159,236
                                                                ----------
     NET GAIN ON INVESTMENTS...................................  3,202,743
                                                                ----------
     NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS................................................ $6,033,309
                                                                ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income............................    $ 2,830,566       $ 2,612,342
 Net realized gain on investments.................         43,507           544,446
 Net change in unrealized appreciation
   (depreciation) on investments..................      3,159,236           848,198
                                                      -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................      6,033,309         4,004,986
                                                      -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............     (5,442,907)       (2,398,263)
 Distributions from net realized capital gains....       (544,728)         (149,572)
                                                      -----------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................     (5,987,635)       (2,547,835)
                                                      -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [810,151 and 610,629 shares,
   respectively]..................................     11,031,768         8,390,840
 Capital stock issued in reinvestment of
   dividends and distributions [451,100 and
   186,141 shares, respectively]..................      5,987,635         2,547,835
 Capital stock repurchased [381,890 and 531,919
   shares, respectively]..........................     (5,170,039)       (7,271,845)
                                                      -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................     11,849,364         3,666,830
                                                      -----------       -----------
TOTAL INCREASE IN NET ASSETS......................     11,895,038         5,123,981
NET ASSETS:
 Beginning of year................................     54,953,041        49,829,060
                                                      -----------       -----------
 End of year (a)..................................    $66,848,079       $54,953,041
                                                      ===========       ===========
 (a) Includes undistributed net investment income
   of:............................................    $        --       $ 2,612,341
                                                      -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A34

                        --------------------------------
                        CONSERVATIVE BALANCED PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



          LONG-TERM INVESTMENTS -- 85.1%                    Value
                                                Shares     (Note 2)
          COMMON STOCKS -- 46.8%                ------- --------------
          Advertising
            TMP Worldwide, Inc.(a).............  13,000 $      147,030
                                                        --------------
          Aerospace -- 0.9%
            Boeing Co.......................... 131,300      4,331,587
            General Dynamics Corp..............  30,900      2,452,533
            Honeywell International, Inc....... 124,212      2,981,088
            Lockheed Martin Corp...............  67,200      3,880,800
            Northrop Grumman Corp.(b)..........  27,182      2,636,640
            Raytheon Co........................  57,300      1,761,975
            Rockwell Collins, Inc..............  29,100        676,866
            United Technologies Corp...........  74,500      4,614,530
                                                        --------------
                                                            23,336,019
                                                        --------------
          Airlines -- 0.1%
            AMR Corp.(a).......................  24,000        158,400
            Delta Airlines, Inc................  20,600        249,260
            Southwest Airlines Co.............. 117,300      1,630,470
                                                        --------------
                                                             2,038,130
                                                        --------------
          Apparel -- 0.1%
            Cintas Corp........................  24,000      1,098,000
            Jones Apparel Group, Inc.(a).......  16,000        567,040
            NIKE, Inc. (Class "B" Stock).......  42,200      1,876,634
            Reebok International, Ltd.(a)(b)...  10,200        299,880
                                                        --------------
                                                             3,841,554
                                                        --------------
          Autos - Cars & Trucks -- 0.3%
            Cummins Engine Co., Inc............   7,200        202,536
            Dana Corp..........................  25,000        294,000
            Delphi Automotive Systems Corp.....  86,252        694,329
            Ford Motor Co.(b).................. 276,695      2,573,263
            General Motors Corp.(b)............  82,191      3,029,560
            Genuine Parts Co...................  30,700        945,560
            Navistar International Corp.(a)....   8,800        213,928
            PACCAR, Inc........................  20,850        961,810
            Visteon Corp.......................  24,811        172,685
                                                        --------------
                                                             9,087,671
                                                        --------------
          Banks and Savings & Loans -- 3.1%
            AmSouth Bancorporation.............  58,100      1,115,520
            Bank of New York Co., Inc.......... 115,500      2,767,380
            Bank One Corp.(b).................. 179,872      6,574,322
            BankAmerica Corp................... 233,461     16,241,882
            BB&T Corp..........................  70,200      2,596,698
            Charter One Financial, Inc.........  32,487        933,351
            Comerica, Inc......................  26,100      1,128,564
            Golden West Financial Corp.........  25,400      1,823,974
            Huntington Bancshares, Inc.........  44,836        838,881
            J.P. Morgan Chase & Co............. 303,190      7,276,560
            KeyCorp............................  68,300      1,717,062
            Mellon Financial Corp..............  70,800      1,848,588
            National City Corp.................  92,900      2,538,028
            North Fork Bancorporation, Inc.(b).  22,000        742,280
            Northern Trust Corp................  32,600      1,142,630
            PNC Financial Svcs. Group..........  44,300      1,856,170
            Providian Financial Corp.(a).......  43,100        279,719
            SouthTrust Corp....................  56,800      1,411,480
            SunTrust Banks, Inc................  46,300      2,635,396
            U.S. Bancorp....................... 289,985      6,153,482
            Union Planters Corp................  35,700      1,004,598

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        Wachovia Corp...........................   211,800 $    7,717,992
        Wells Fargo & Co........................   259,100     12,144,017
        Zions Bancorporation....................    12,000        472,188
                                                           --------------
                                                               82,960,762
                                                           --------------
      Business Services -- 0.1%
        Fiserv, Inc.(a).........................    26,000        882,700
        Omnicom Group, Inc.(b)..................    27,400      1,770,040
        Robert Half International, Inc.(a)......    20,000        322,200
                                                           --------------
                                                                2,974,940
                                                           --------------
      Chemicals -- 0.6%
        Air Products & Chemicals, Inc...........    34,700      1,483,425
        Dow Chemical Co.........................   137,031      4,069,821
        Du Pont (E.I.) de Nemours & Co..........   155,820      6,606,768
        Eastman Chemical Co.....................    11,400        419,178
        Engelhard Corp..........................    18,100        404,535
        Great Lakes Chemical Corp...............     9,700        231,636
        Hercules, Inc.(a).......................    21,500        189,200
        Praxair, Inc............................    26,200      1,513,574
        Rohm & Haas Co..........................    33,511      1,088,437
        Sigma-Aldrich Corp.(b)..................    14,900        725,630
                                                           --------------
                                                               16,732,204
                                                           --------------
      Commercial Services -- 0.1%
        Concord EFS, Inc.(a)....................    74,000      1,164,760
        Convergys Corp.(a)......................    22,000        333,300
        Deluxe Corp.............................    10,100        425,210
        Quintiles Transnational Corp.(a)........    17,300        209,330
                                                           --------------
                                                                2,132,600
                                                           --------------
      Computers -- 1.6%
        Apple Computer, Inc.(a).................    48,600        696,438
        Dell Computer Corp.(a)(b)...............   402,300     10,757,502
        Gateway, Inc.(a)........................    48,800        153,232
        Hewlett-Packard Co......................   472,248      8,198,225
        International Business Machines Corp....   263,300     20,405,750
        NCR Corp.(a)............................    14,700        348,978
        Sun Microsystems, Inc.(a)...............   493,000      1,533,230
                                                           --------------
                                                               42,093,355
                                                           --------------
      Computer Services -- 3.4%
        Adobe Systems, Inc......................    37,200        922,597
        Autodesk, Inc...........................    24,400        348,920
        Automatic Data Processing, Inc..........    96,800      3,799,400
        BMC Software, Inc.(a)...................    37,900        648,469
        Cisco Systems, Inc.(a).................. 1,111,300     14,558,030
        Citrix Systems, Inc.(a).................    31,800        391,776
        Computer Associates International, Inc..    87,900      1,186,650
        Computer Sciences Corp.(a)(b)...........    25,600        881,920
        Compuware Corp.(a)......................    59,000        283,200
        Comverse Technology, Inc.(a)............    23,500        235,470
        Electronic Arts, Inc.(a)................    19,000        945,630
        Electronic Data Systems Corp.(b)........    71,600      1,319,588
        EMC Corp.(a)............................   333,350      2,046,769
        First Data Corp.........................   119,800      4,242,118
        Intuit, Inc.(a).........................    30,000      1,407,600
        Mercury Interactive Corp.(a)............    10,000        296,500
        Microsoft Corp.(a)......................   827,700     42,792,090

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Services (cont'd.)
        Network Appliance, Inc.(a)...............    45,900 $      459,000
        Novell, Inc.(a)..........................    55,200        184,368
        Oracle Corp.(a)..........................   846,800      9,145,440
        Parametric Technology Corp.(a)...........    49,200        123,984
        Peoplesoft, Inc.(a)......................    44,200        808,860
        Rational Software Corp.(a)...............    20,000        207,800
        Siebel Systems, Inc.(a)..................    66,800        499,664
        SunGuard Data Systems, Inc.(a)...........    37,000        871,720
        Symbol Technologies, Inc.................    20,000        164,400
        Unisys Corp.(a)..........................    49,200        487,080
        VERITAS Software Corp.(a)................    63,048        984,810
        Yahoo!, Inc.(a)(b).......................    82,600      1,350,510
                                                            --------------
                                                                91,594,363
                                                            --------------
      Construction -- 0.1%
        Centex Corp..............................     8,100        406,620
        Fluor Corp...............................    11,300        316,400
        KB HOME..................................     7,200        308,520
        Pulte Homes, Inc.........................     7,600        363,812
        Vulcan Materials Co......................    16,400        615,000
                                                            --------------
                                                                 2,010,352
                                                            --------------
      Containers -- 0.1%
        Ball Corp................................     8,800        450,472
        Bemis Co., Inc...........................    10,300        511,189
        Pactiv Corp.(a)..........................    26,200        572,732
        Sealed Air Corp.(a)(b)...................    12,500        466,250
                                                            --------------
                                                                 2,000,643
                                                            --------------
      Cosmetics & Soaps -- 1.1%
        Alberto-Culver Co. (Class "B" Stock)(b)..     9,100        458,640
        Avon Products, Inc.......................    37,900      2,041,673
        Colgate-Palmolive Co.....................    86,400      4,529,952
        Gillette Co..............................   163,600      4,966,896
        International Flavors & Fragrances, Inc..    17,100        600,210
        Procter & Gamble Co......................   199,000     17,102,060
                                                            --------------
                                                                29,699,431
                                                            --------------
      Diversified Consumer Products -- 0.6%
        Eastman Kodak Co.(b).....................    47,800      1,674,912
        Fortune Brands, Inc......................    24,900      1,158,099
        Philip Morris Cos., Inc..................   323,700     13,119,561
                                                            --------------
                                                                15,952,572
                                                            --------------
      Diversified Office Equipment -- 0.2%
        Avery Dennison Corp......................    18,100      1,105,548
        Lexmark International, Inc.(a)...........    19,433      1,175,697
        Pitney Bowes, Inc........................    37,300      1,218,218
        Xerox Corp.(a)(b)........................   103,100        829,955
                                                            --------------
                                                                 4,329,418
                                                            --------------
      Diversified Operations -- 1.5%
        Cendant Corp.(a).........................   150,800      1,580,384
        General Electric Co...................... 1,526,800     37,177,580
                                                            --------------
                                                                38,757,964
                                                            --------------
      Drugs & Medical Supplies -- 6.3%
        Abbott Laboratories......................   239,200      9,568,000
        Allergan, Inc............................    21,500      1,238,830

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Drugs & Medical Supplies (cont'd.)
        AmerisourceBergen Corp..................    15,700 $      852,667
        Amgen, Inc.(a)..........................   194,960      9,424,366
        Bard (C.R.), Inc........................     9,400        545,200
        Bausch & Lomb, Inc......................     8,900        320,400
        Baxter International, Inc...............    88,400      2,475,200
        Becton Dickinson & Co...................    40,900      1,255,221
        Biogen, Inc.(a).........................    20,600        825,236
        Biomet, Inc.............................    44,100      1,263,906
        Boston Scientific Corp.(a)..............    64,200      2,729,784
        Bristol-Myers Squibb Co.................   297,300      6,882,495
        Cardinal Health, Inc....................    67,550      3,998,284
        Chiron Corp.(a)(b)......................    26,000        977,600
        Forest Laboratories, Inc.(a)............    26,000      2,553,720
        Genzyme Corp.(a)........................    28,000        827,960
        Guidant Corp.(a)........................    46,200      1,425,270
        Johnson & Johnson.......................   460,448     24,730,662
        King Pharmaceuticals, Inc.(a)...........    33,666        578,719
        Lilly (Eli) & Co........................   171,100     10,864,850
        MedImmune, Inc.(a)......................    34,000        923,780
        Medtronic, Inc..........................   187,400      8,545,440
        Merck & Co., Inc........................   349,500     19,785,195
        Pfizer, Inc.............................   955,400     29,206,578
        Pharmacia Corp..........................   196,361      8,207,890
        Quest Diagnostics, Inc.(a)..............    13,000        739,700
        Schering-Plough Corp....................   226,500      5,028,300
        St. Jude Medical, Inc.(a)...............    28,200      1,120,104
        Stryker Corp............................    29,000      1,946,480
        Watson Pharmaceuticals, Inc.(a).........    15,900        449,493
        Wyeth...................................   204,900      7,663,260
        Zimmer Holdings, Inc.(a)................    30,200      1,253,904
                                                           --------------
                                                              168,208,494
                                                           --------------
      Education
        Apollo Group, Inc. (Class "A" Stock)(a).    23,000      1,012,000
                                                           --------------
      Electronics -- 1.5%
        Advanced Micro Devices, Inc.(a).........    45,400        293,284
        Altera Corp.(a).........................    58,000        715,140
        Analog Devices, Inc.(a).................    54,900      1,310,463
        Applied Materials, Inc.(a)..............   244,000      3,179,320
        Applied Micro Circuits Corp.(a).........    40,000        147,600
        Broadcom Corp. (Class "A" Stock)(a)(b)..    35,400        533,124
        Emerson Electric Co.(b).................    63,800      3,244,230
        Intel Corp.............................. 1,030,200     16,040,214
        Jabil Circuit, Inc.(a)..................    23,000        412,160
        KLA-Tencor Corp.(a)(b)..................    29,300      1,036,341
        Linear Technology Corp..................    47,100      1,211,412
        LSI Logic Corp.(a)(b)...................    45,300        261,381
        Maxim Integrated Products, Inc..........    47,000      1,552,880
        Micron Technology, Inc.(a)(b)...........    87,800        855,172
        Molex, Inc.(b)..........................    30,800        709,632
        National Semiconductor Corp.(a)(b)......    27,000        405,270
        Novellus Systems, Inc.(a)(b)............    18,000        505,440
        NVIDIA Corp.(a).........................    19,000        218,690
        PMC-Sierra, Inc.(a).....................    14,000         77,840
        QLogic Corp.(a)(b)......................    12,000        414,120
        Rockwell Automation, Inc................    29,100        602,661
        Sanmina Corp.(a)........................    66,000        296,340

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
        COMMON STOCKS                            Shares     (Note 2)
        (Continued)                              ------- --------------
        Electronics (cont'd.)
          Solectron Corp.(a).................... 110,900 $      393,695
          Tektronix, Inc.(a)....................  21,600        392,904
          Teradyne, Inc.(a).....................  24,300        316,143
          Texas Instruments, Inc................ 260,100      3,904,101
          Thomas & Betts Corp.(a)...............  12,700        214,630
          Xilinx, Inc.(a).......................  48,100        990,860
                                                         --------------
                                                             40,235,047
                                                         --------------
        Financial Services -- 4.3%
          Ambac Financial Group, Inc............  14,000        787,360
          American Express Co................... 207,900      7,349,265
          Bear Stearns Cos., Inc................  16,016        951,350
          Capital One Financial, Inc............  32,100        954,012
          Citigroup, Inc........................ 785,058     27,626,191
          Countrywide Financial Corp............  20,100      1,038,165
          Equifax, Inc..........................  24,500        566,930
          Fannie Mae............................ 154,200      9,919,686
          Fifth Third Bancorp...................  90,621      5,305,860
          First Tennessee National Corp.........  17,000        610,980
          FleetBoston Financial Corp............ 163,814      3,980,680
          Franklin Resources, Inc...............  39,900      1,359,792
          Freddie Mac........................... 109,000      6,436,450
          Goldman Sachs Group, Inc..............  72,000      4,903,200
          H&R Block, Inc........................  30,100      1,210,020
          Household International, Inc..........  71,752      1,995,423
          John Hancock Financial Services, Inc..  42,000      1,171,800
          Lehman Brothers Holdings, Inc.........  37,800      2,014,362
          Marshall & Ilsley Corp................  28,000        766,640
          MBNA Corp............................. 188,625      3,587,647
          Merrill Lynch & Co., Inc.............. 130,200      4,941,090
          Moody's Corp..........................  27,500      1,135,475
          Morgan Stanley........................ 169,880      6,781,610
          Paychex, Inc..........................  58,300      1,626,570
          Principal Financial Group, Inc........  49,000      1,476,370
          Regions Financial Corp................  37,700      1,257,672
          Schwab (Charles) Corp................. 201,350      2,184,648
          SLM Corp..............................  25,700      2,669,202
          State Street Corp.....................  47,800      1,864,200
          Stilwell Financial, Inc...............  38,400        501,888
          Synovus Financial Corp................  48,250        936,050
          T. Rowe Price Group, Inc..............  16,100        439,208
          Washington Mutual, Inc................ 145,817      5,035,061
                                                         --------------
                                                            113,384,857
                                                         --------------
        Food & Beverage -- 2.2%
          Anheuser Busch Cos., Inc.............. 136,900      6,625,960
          Archer Daniels Midland Co............. 101,026      1,252,722
          Brown-Forman Corp. (Class "B" Stock)..  10,500        686,280
          Campbell Soup Co......................  64,200      1,506,774
          Coca-Cola Co.......................... 381,800     16,730,476
          Coca-Cola Enterprises, Inc............  72,100      1,566,012
          ConAgra Foods, Inc....................  79,400      1,985,794
          Coors (Adolph) Co. (Class "B" Stock)..   6,600        404,250
          Del Monte Foods Co.(a)................       1              6
          General Mills, Inc....................  53,100      2,493,045
          Heinz (HJ) & Co.......................  53,600      1,761,832
          Hershey Foods Corp....................  22,300      1,503,912
          Kellogg Co............................  63,200      2,165,864

                                                            Value
          COMMON STOCKS                         Shares     (Note 2)
          (Continued)                           ------- --------------
          Food & Beverage (cont'd.)
            Pepsi Bottling Group, Inc..........  40,000 $    1,028,000
            PepsiCo, Inc....................... 269,330     11,371,113
            Sara Lee Corp...................... 124,400      2,800,244
            Sysco Corp......................... 100,800      3,002,832
            Wrigley (William) Jr. Co...........  36,000      1,975,680
                                                        --------------
                                                            58,860,796
                                                        --------------
          Forest Products -- 0.3%
            Boise Cascade Corp.................   8,100        204,282
            Georgia-Pacific Corp...............  37,095        599,455
            International Paper Co.............  72,073      2,520,393
            Louisiana-Pacific Corp.(a).........  14,500        116,870
            MeadWestvaco Corp..................  32,814        810,834
            Plum Creek Timber Co., Inc.........  22,500        531,000
            Temple-Inland, Inc.(b).............  10,500        470,505
            Weyerhaeuser Co....................  35,500      1,746,955
                                                        --------------
                                                             7,000,294
                                                        --------------
          Gas Pipelines -- 0.1%
            Dynegy, Inc. (Class "A" Stock).....  49,000         57,820
            Kinder Morgan, Inc.(b).............  19,100        807,357
            Peoples Energy Corp................   6,400        247,360
            Sempra Energy......................  31,919        754,884
            Williams Cos., Inc.................  72,700        196,290
                                                        --------------
                                                             2,063,711
                                                        --------------
          Hospitals/Hospital Management -- 0.6%
            Anthem, Inc.(a)....................  20,000      1,258,000
            HCA, Inc...........................  81,100      3,365,650
            Health Management Associates, Inc.
             (Class "A" Stock).................  31,000        554,900
            HEALTHSOUTH Corp.(a)...............  66,200        278,040
            Humana, Inc.(a)(b).................  30,000        300,000
            IMS Health, Inc....................  53,200        851,200
            Manor Care, Inc.(a)(b).............  17,000        316,370
            McKesson Corp......................  44,530      1,203,646
            Tenet Healthcare Corp.(a)..........  76,500      1,254,600
            UnitedHealth Group, Inc............  48,900      4,083,150
            Wellpoint Health Networks, Inc.(a).  21,900      1,558,404
                                                        --------------
                                                            15,023,960
                                                        --------------
          Household Products & Personal Care -- 0.2%
            Clorox Co..........................  36,100      1,489,125
            Kimberly-Clark Corp.(a)............  83,100      3,944,757
            Leggett & Platt, Inc...............  30,400        682,176
                                                        --------------
                                                             6,116,058
                                                        --------------
          Housing Related -- 0.3%
            Lowe's Cos., Inc................... 117,000      4,387,500
            Masco Corp.........................  70,600      1,486,130
            Maytag Corp........................  13,600        387,600
            Newell Rubbermaid, Inc.............  44,614      1,353,143
            Stanley Works......................  13,200        456,456
            Tupperware Corp....................   7,000        105,560
            Whirlpool Corp.....................  11,400        595,308
                                                        --------------
                                                             8,771,697
                                                        --------------
          Instrument - Controls -- 0.2%
            Agilent Technologies, Inc.(a)......  66,593      1,196,010
            Applera Corp - Applied Biosystems
             Group.............................  33,000        578,820

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Instrument - Controls (cont'd.)
         Johnson Controls, Inc...................  13,500 $    1,082,295
         PerkinElmer, Inc........................  15,200        125,400
         Thermo Electron Corp.(a)................  36,700        738,404
         Waters Corp. (Bermuda)(a)...............  14,000        304,920
                                                          --------------
                                                               4,025,849
                                                          --------------
       Insurance -- 2.2%
         ACE, Ltd. (Bermuda)(b)..................  36,000      1,056,240
         Aetna, Inc..............................  23,100        949,872
         AFLAC, Inc..............................  82,200      2,475,864
         Allstate Corp........................... 113,400      4,194,666
         American International Group, Inc....... 400,488     23,168,231
         Aon Corp................................  38,600        729,154
         Chubb Corp..............................  26,700      1,393,740
         CIGNA Corp..............................  23,000        945,760
         Cincinnati Financial Corp...............  27,000      1,013,850
         Hartford Financial Services Group, Inc..  34,800      1,580,964
         Jefferson-Pilot Corp....................  24,000        914,640
         Lincoln National Corp...................  30,600        966,348
         Loews Corp..............................  30,800      1,369,368
         Marsh & McLennan Cos., Inc..............  83,800      3,872,398
         MBIA, Inc.(b)...........................  23,250      1,019,745
         MetLife, Inc.(b)........................ 107,000      2,893,280
         MGIC Investment Corp....................  16,900        697,970
         Progressive Corp........................  35,100      1,742,013
         SAFECO Corp.............................  23,900        828,613
         St. Paul Cos., Inc......................  33,200      1,130,460
         Torchmark Corp..........................  20,300        741,559
         Travelers Property Casualty Corp.
          (Class "B" Stock)(a)................... 145,597      2,132,996
         UnumProvident Corp......................  39,010        684,235
         XL Capital, Ltd. (Class "A" Stock)
          (Bermuda)..............................  19,000      1,467,750
                                                          --------------
                                                              57,969,716
                                                          --------------
       Internet Services -- 0.1%
         eBay, Inc.(a)...........................  45,000      3,051,900
                                                          --------------
       Leisure -- 0.5%
         Brunswick Corp..........................  16,900        335,634
         Carnival Corp. (Class "A" Stock)........  94,400      2,355,280
         Disney (Walt) Co........................ 317,700      5,181,687
         Harrah's Entertainment, Inc.(a).........  20,800        823,680
         Hilton Hotels Corp......................  57,500        730,825
         International Game Technology(a)........  12,000        911,040
         Marriott International, Inc.
          (Class "A" Stock)......................  38,300      1,258,921
         Starwood Hotels & Resorts
          Worldwide, Inc.........................  26,000        617,240
                                                          --------------
                                                              12,214,307
                                                          --------------
       Machinery -- 0.3%
         American Power Conversion Corp.(a)......  19,000        287,850
         Caterpillar, Inc........................  55,200      2,523,744
         Deere & Co..............................  36,900      1,691,865
         Dover Corp..............................  31,300        912,708
         Eaton Corp..............................  11,500        898,265
         Ingersoll-Rand Co.
          (Class "A" Stock) (Bermuda)............  26,600      1,145,396

                                                               Value
      COMMON STOCKS                                Shares     (Note 2)
      (Continued)                                  ------- --------------
      Machinery (cont'd.)
        Parker Hannifin Corp......................  20,010 $      923,061
        Snap-On, Inc..............................   8,900        250,179
                                                           --------------
                                                                8,633,068
                                                           --------------
      Manufacturing -- 0.4%
        American Standard Co., Inc.(a)............   9,000        640,260
        Cooper Industries, Ltd. (Class "A" Stock).  15,900        579,555
        Illinois Tool Works, Inc..................  44,400      2,879,784
        Power-One, Inc.(a)........................   5,000         28,350
        Tyco International, Ltd. (Bermuda)........ 298,861      5,104,546
                                                           --------------
                                                                9,232,495
                                                           --------------
      Media -- 1.6%
        AOL Time Warner, Inc.(a).................. 676,600      8,863,460
        Clear Channel Communications, Inc.(a).....  91,100      3,397,119
        Comcast Corp. (Class "A" Stock)(a)........ 350,260      8,255,628
        Donnelley (R.R.) & Sons Co................  18,800        409,276
        Dow Jones & Co., Inc......................  14,400        622,512
        Gannett Co., Inc..........................  42,500      3,051,500
        Interpublic Group of Cos., Inc............  52,200        734,976
        Knight-Ridder, Inc........................  13,600        860,200
        McGraw Hill Cos., Inc.....................  30,900      1,867,596
        Meredith Corp.............................  10,200        419,322
        New York Times Co. (The)
         (Class "A" Stock)........................  25,500      1,166,115
        Tribune Co................................  48,150      2,188,899
        Univision Communications, Inc.(a)(b)......  31,000        759,500
        Viacom, Inc. (Class "B" Stock)(a)......... 268,069     10,926,493
                                                           --------------
                                                               43,522,596
                                                           --------------
      Metals - Ferrous
        Allegheny Technologies, Inc...............  14,200         88,466
        Nucor Corp................................  12,700        524,510
        United States Steel Corp..................  12,200        160,064
        Worthington Industries, Inc...............  11,400        173,736
                                                           --------------
                                                                  946,776
                                                           --------------
      Metals - Non Ferrous -- 0.1%
        Alcoa, Inc................................ 131,840      3,003,315
                                                           --------------
      Mineral Resources
        Phelps Dodge Corp.(a)(b)..................  12,893        408,064
                                                           --------------
      Miscellaneous Basic Industry -- 0.3%
        AES Corp.(a)..............................  74,200        224,084
        Crane Co..................................  10,800        215,244
        Danaher Corp..............................  23,800      1,563,660
        Ecolab, Inc...............................  23,300      1,153,350
        Grainger (W.W.), Inc......................  15,500        799,025
        ITT Industries, Inc.......................  13,500        819,315
        Millipore Corp.(a)........................   8,200        278,800
        Monsanto Co...............................  33,497        644,817
        Pall Corp.................................  22,000        366,960
        PPG Industries, Inc.......................  26,100      1,308,915
        Textron, Inc..............................  24,000      1,031,760
                                                           --------------
                                                                8,405,930
                                                           --------------
      Miscellaneous - Consumer Growth/Staple -- 0.3%
        3M Co.....................................  60,700      7,484,310

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Miscellaneous - Consumer Growth/Staple (cont'd.)
           American Greetings Corp.
            (Class "A" Stock)(a)(b)...........     9,800 $      154,840
           Black & Decker Corp................    15,500        664,795
                                                         --------------
                                                              8,303,945
                                                         --------------
         Motorcycles -- 0.1%
           Harley-Davidson, Inc...............    47,300      2,185,260
                                                         --------------
         Oil & Gas -- 2.3%
           Amerada Hess Corp..................    15,100        831,255
           Anadarko Petroleum Corp............    38,727      1,855,023
           Ashland, Inc.......................    12,600        359,478
           BJ Services Co.(a).................    22,800        736,668
           ChevronTexaco Corp.................   164,836     10,958,297
           ConocoPhillips.....................   100,625      4,869,244
           EOG Resources, Inc.................    15,000        598,800
           Exxon Mobil Corp................... 1,043,740     36,468,276
           Kerr-McGee Corp....................    16,525        732,057
           KeySpan Corp.......................    18,000        634,320
           Nabors Industries, Ltd.(a).........    19,000        670,130
           NICOR, Inc.........................     7,100        241,613
           Sunoco, Inc........................    15,600        517,608
           Unocal Corp........................    40,100      1,226,258
                                                         --------------
                                                             60,699,027
                                                         --------------
         Oil & Gas Exploration & Production -- 0.2%
           Burlington Resources, Inc..........    34,100      1,454,365
           Devon Energy Corp..................    21,000        963,900
           Marathon Oil Corp..................    48,500      1,032,565
           Occidental Petroleum Corp..........    55,900      1,590,355
           Transocean Sedco Forex, Inc........    45,997      1,067,130
                                                         --------------
                                                              6,108,315
                                                         --------------
         Oil & Gas Services -- 0.3%
           Apache Corp........................    19,579      1,115,807
           Baker Hughes, Inc..................    51,950      1,672,270
           El Paso Corp.......................    82,336        573,059
           Halliburton Co.....................    65,500      1,225,505
           McDermott International, Inc.(a)...     6,400         28,032
           Noble Corp.(a).....................    17,000        597,550
           Rowan Cos., Inc....................    15,400        349,580
           Schlumberger, Ltd..................    86,300      3,632,367
                                                         --------------
                                                              9,194,170
                                                         --------------
         Precious Metals -- 0.1%
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b)......    21,800        365,804
           Newmont Mining Corp................    56,400      1,637,292
                                                         --------------
                                                              2,003,096
                                                         --------------
         Railroads -- 0.2%
           Burlington Northern Santa Fe Corp..    63,500      1,651,635
           CSX Corp...........................    34,800        985,188
           Norfolk Southern Corp..............    64,200      1,283,358
           Union Pacific Corp.................    37,800      2,263,086
                                                         --------------
                                                              6,183,267
                                                         --------------
         Real Estate Investment Trust -- 0.1%
           Equity Office Properties Trust.....    59,000      1,473,820

                                                            Value
         COMMON STOCKS                          Shares     (Note 2)
         (Continued)                            ------- --------------
         Real Estate Investment Trust (cont'd.)
           Equity Residential Properties Trust.  41,600 $    1,022,528
           Simon Property Group, Inc...........  24,000        817,680
                                                        --------------
                                                             3,314,028
                                                        --------------
         Restaurants -- 0.3%
           Darden Restaurants, Inc.............  30,150        616,568
           McDonald's Corp..................... 203,300      3,269,064
           Starbucks Corp.(a)..................  55,000      1,120,900
           Wendy's International, Inc..........  18,400        498,088
           Yum! Brands, Inc.(a)................  47,800      1,157,716
                                                        --------------
                                                             6,662,336
                                                        --------------
         Retail -- 3.2%
           Albertson's, Inc....................  61,766      1,374,911
           AutoZone, Inc.(a)...................  17,600      1,243,440
           Bed Bath & Beyond, Inc.(a)..........  42,200      1,457,166
           Best Buy Co., Inc.(a)...............  45,750      1,104,862
           Big Lots, Inc.(a)...................  20,100        265,923
           Circuit City Stores, Inc............  33,100        245,602
           Costco Wholesale Corp.(a)...........  68,100      1,910,886
           CVS Corp............................  59,500      1,485,715
           Dillard's, Inc.(b)..................  17,200        272,792
           Dollar General Corp.................  56,756        678,234
           Family Dollar Stores, Inc...........  22,000        686,620
           Federated Department Stores, Inc....  33,100        951,956
           Gap, Inc. (The)..................... 133,400      2,070,368
           Home Depot, Inc..................... 359,150      8,605,234
           J.C. Penney Co., Inc................  40,900        941,109
           Kohl's Corp.(a).....................  49,300      2,758,335
           Kroger Co.(a)....................... 125,146      1,933,506
           Limited Brands, Inc.................  74,506      1,037,869
           Liz Claiborne, Inc..................  16,800        498,120
           May Department Stores Co............  48,600      1,116,828
           Nordstrom, Inc......................  21,800        413,546
           Office Depot, Inc.(a)...............  53,200        785,232
           RadioShack Corp.....................  32,000        599,680
           Safeway, Inc.(a)....................  75,800      1,770,688
           Sears, Roebuck & Co.................  51,000      1,221,450
           Sherwin-Williams Co.................  25,400        717,550
           Staples, Inc.(a)....................  74,900      1,370,670
           SUPERVALU, Inc......................  24,000        396,240
           Target Corp......................... 137,400      4,122,000
           Tiffany & Co........................  19,000        454,290
           TJX Cos., Inc.(b)...................  91,000      1,776,320
           Toys 'R' Us, Inc.(a)................  38,900        389,000
           Wal-Mart Stores, Inc................ 682,900     34,493,279
           Walgreen Co......................... 157,800      4,606,182
           Winn-Dixie Stores, Inc.(b)..........  25,100        383,528
                                                        --------------
                                                            84,139,131
                                                        --------------
         Rubber
           B.F. Goodrich Co....................  16,200        296,784
           Cooper Tire & Rubber Co.............  11,200        171,808
           Goodyear Tire & Rubber Co...........  24,500        166,845
                                                        --------------
                                                               635,437
                                                        --------------
         Telecommunications -- 2.3%
           ADC Telecommunications, Inc.(a)..... 103,400        216,106
           ALLTEL Corp.........................  47,400      2,417,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Telecommunications (cont'd.)
           Andrew Corp.(a)......................  17,600 $      180,928
           AT&T Corp............................ 116,204      3,034,086
           AT&T Wireless Services, Inc.(a)...... 398,101      2,249,271
           Avaya, Inc.(a).......................  41,670        102,092
           BellSouth Corp....................... 292,200      7,559,214
           CenturyTel, Inc......................  22,400        658,112
           CIENA Corp.(a).......................  40,000        205,600
           Citizens Communications Co.(a)(b)....  26,000        274,300
           Corning, Inc.(a)..................... 134,100        443,871
           JDS Uniphase Corp.(a)................ 189,000        466,830
           Lucent Technologies, Inc.(a)......... 500,055        630,069
           Motorola, Inc........................ 352,025      3,045,016
           Nextel Communications, Inc.
            (Class "A" Stock)(a)(b)............. 133,400      1,540,770
           QUALCOMM, Inc.(a)(b)................. 119,000      4,330,410
           Qwest Communications International,
            Inc.(a)............................. 248,357      1,241,785
           SBC Communications, Inc.............. 519,108     14,073,018
           Scientific-Atlanta, Inc.(b)..........  24,100        285,826
           Sprint Corp.......................... 136,700      1,979,416
           Sprint Corp. (PCS Group)(a)(b)....... 139,200        609,696
           Tellabs, Inc.(a).....................  60,600        440,562
           Verizon Communications, Inc.......... 416,476     16,138,445
                                                         --------------
                                                             62,122,823
                                                         --------------
         Textiles
           VF Corp..............................  19,100        688,555
                                                         --------------
         Tobacco -- 0.1%
           R.J. Reynolds Tobacco Holdings, Inc..  10,000        421,100
           UST, Inc.............................  26,100        872,523
                                                         --------------
                                                              1,293,623
                                                         --------------
         Toys -- 0.1%
           Hasbro, Inc..........................  30,700        354,585
           Mattel, Inc..........................  64,951      1,243,812
                                                         --------------
                                                              1,598,397
                                                         --------------
         Travel Services
           Sabre Holdings Corp.(a)..............  23,526        426,056
                                                         --------------
         Trucking/Shipping -- 0.5%
           FedEx Corp.(b).......................  44,900      2,434,478
           Ryder System, Inc....................  11,500        258,060
           United Parcel Service, Inc........... 169,000     10,660,520
                                                         --------------
                                                             13,353,058
                                                         --------------
         Utilities - Electric & Gas -- 1.2%
           Allegheny Energy, Inc................  15,000        113,400
           Ameren Corp..........................  21,200        881,284
           American Electric Power Co., Inc.(b).  52,160      1,425,533
           Calpine Corp.(a)(b)..................  39,000        127,140
           CenterPoint Energy, Inc..............  46,200        392,700
           Cinergy Corp.........................  23,500        792,420
           CMS Energy Corp......................  21,000        198,240
           Consolidated Edison, Inc.............  34,100      1,460,162
           Constellation Energy Group...........  22,400        623,168
           Dominion Resources, Inc..............  45,116      2,476,868
           DTE Energy Co........................  25,300      1,173,920
           Duke Energy Co....................... 130,800      2,555,832

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                 ------- --------------
       Utilities - Electric & Gas (cont'd.)
         Edison International(a)..................  55,500 $      657,675
         Entergy Corp.............................  33,800      1,540,942
         Exelon Corp..............................  52,687      2,780,293
         FirstEnergy Corp.........................  50,101      1,651,830
         FPL Group, Inc...........................  27,700      1,665,601
         Mirant Corp.(a)(b).......................  49,675         93,886
         NiSource, Inc............................  32,000        640,000
         PG&E Corp.(a)............................  61,900        860,410
         Pinnacle West Capital Corp...............  11,400        388,626
         PPL Corp.................................  24,100        835,788
         Progress Energy, Inc.....................  37,583      1,629,223
         Public Service Enterprise Group, Inc.(b).  34,600      1,110,660
         Southern Co.............................. 105,300      2,989,467
         TECO Energy, Inc.(b).....................  16,000        247,520
         TXU Corp.(b).............................  43,500        812,580
         Xcel Energy, Inc.........................  55,110        606,210
                                                           --------------
                                                               30,731,378
                                                           --------------
       Waste Management -- 0.1%
         Allied Waste Industries, Inc.(a).........  29,700        297,000
         Waste Management, Inc....................  99,242      2,274,627
                                                           --------------
                                                                2,571,627
                                                           --------------
       TOTAL COMMON STOCKS
         (cost $1,613,629,617)..........................    1,243,993,467
                                                           --------------
       CONTINGENT VALUE OBLIGATION
       Utilities - Electric & Gas
         Progress Energy, Inc.(a)(f)
          (cost $6,909)...........................  14,100              0
                                                           --------------

                                    Moody's   Principal
             Interest  Maturity     Rating     Amount
               Rate      Date     (Unaudited)   (000)
             -------- --------    ----------- ---------
             LONG-TERM BONDS -- 38.3%
             Aerospace -- 0.6%
             Boeing Capital Corp.
               5.80%  01/15/13        A3       $  980      992,550
             Goodrich Corp.
              7.625%  12/15/12       Baa3       2,300    2,374,918
             Litton Industries, Inc.
               8.00%  10/15/09       Baa3       2,100    2,440,250
             Northrop Grumman Corp.
              7.125%  02/15/11       Baa3       1,300    1,477,571
              7.875%  03/01/26       Baa3       2,500    2,979,470
             Raytheon Co.
               4.50%  11/15/07       Baa3       1,605    1,630,826
               8.30%  03/01/10       Baa3       1,850    2,198,990
             United Technologies Corp.
               6.35%  03/01/11        A2          990    1,115,324
               6.10%  05/15/12(b)     A2          580      648,498
                                                        ----------
                                                        15,858,397
                                                        ----------
             Airlines
             Delta Airlines, Inc.
               7.57%  11/18/10        A3          775      774,199
                                                        ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                       Moody's     Principal
           Interest     Maturity       Rating       Amount         Value
             Rate         Date       (Unaudited)     (000)        (Note 2)
           --------    --------      -----------   ---------   --------------
           LONG-TERM BONDS (Continued)
           Asset Backed Securities -- 0.3%
           Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2
             7.37%     06/19/29          AAA(e)     $ 6,679    $    7,550,707
           Continental Airlines, Inc., Series 1998-1, Class A
            6.648%     09/15/17           Baa1          869           759,341
           Continental Airlines, Inc., Series 2000-1, Class A-1
            8.048%     11/01/20           Baa1          217           190,341
                                                               --------------
                                                                    8,500,389
                                                               --------------
           Autos - Cars & Trucks -- 0.1%
           ArvinMeritor, Inc.
             8.75%     03/01/12(b)        Baa3        1,200         1,266,000
                                                               --------------
           Banks and Savings & Loans -- 0.8%
           Capital One Bank
             6.50%     07/30/04           Baa2          410           400,977
            6.875%     02/01/06           Baa2          340           328,933
           HSBC Holdings PLC (United Kingdom)
             5.25%     12/12/12(b)         A1         3,280         3,361,931
           J.P. Morgan Chase & Co.
             5.25%     05/30/07            A1           660           697,740
             6.50%     01/15/09            A2         1,100         1,187,977
             5.75%     01/02/13            A2           890           901,260
           National Westminister Bank PLC (United Kingdom)
            7.375%     10/01/09           Aa2         6,360         7,543,463
           Wachovia Corp.
             7.55%     08/18/05           Aaa         1,200         1,352,065
           Washington Mutual, Inc.
             5.50%     01/15/13            A3         2,625         2,676,190
           Wells Fargo Bank
             6.45%     02/01/11           Aa2         2,300         2,581,964
                                                               --------------
                                                                   21,032,500
                                                               --------------
           Cable & Pay Television Systems -- 0.5%
           Cox Communications, Inc.
            7.125%     10/01/12(b)        Baa2        3,100         3,443,275
           Tele-Communications, Inc.
            9.875%     06/15/22           Baa3        6,800         7,890,088
           USA Interactive
             7.00%     01/15/13           Baa3        1,575         1,628,588
                                                               --------------
                                                                   12,961,951
                                                               --------------
           Chemicals -- 0.1%
           Dow Chemical Co.
             5.75%     12/15/08            A3           440           459,135
             5.75%     11/15/09            A3         1,515         1,567,398
                                                               --------------
                                                                    2,026,533
                                                               --------------
           Collateralized Mortgage Obligations -- 2.0%
           First Union National Bank Commercial Mortgage Trust
            7.202%     10/15/32          AAA(e)       2,200         2,568,365
           J.P. Morgan Commercial Mortgage Finance Corp.
            7.371%     08/15/32           Aaa         6,500         7,633,197
           Keycorp
            7.727%     05/17/32           Aaa        11,180        13,314,391
           Morgan Stanley Capital, Inc.
             7.20%     10/15/33           Aaa         4,500         5,264,109
           PNC Mortgage Acceptance Corp.
             7.33%     12/10/32          AAA(e)       7,485         8,746,293

                                     Moody's   Principal
           Interest     Maturity     Rating     Amount       Value
             Rate         Date     (Unaudited)   (000)      (Note 2)
           --------    --------    ----------- --------- --------------
           LONG-TERM BONDS (Continued)
           Collateralized Mortgage Obligations (cont'd.)
           Wachovia Bank Commercial Mortgage Trust
             4.98%     11/15/34       Aaa       $7,300   $    7,465,284
           Washington Mutual, Inc.
             5.57%     04/26/32       Aaa        6,500        6,664,338
             4.38%     12/25/32       Aaa        2,500        2,512,675
                                                         --------------
                                                             54,168,652
                                                         --------------
           Commercial Services -- 0.1%
           Equifax, Inc.
             4.95%     11/01/07       Baa1         475          483,311
           Thomson Corp. (Canada)
             6.20%     01/05/12        A3        3,000        3,275,097
                                                         --------------
                                                              3,758,408
                                                         --------------
           Computers -- 0.1%
           Hewlett-Packard Co.
             7.15%     06/15/05        A3          320          351,715
           International Business Machines Corp.
            5.875%     11/29/32        A1        1,475        1,459,514
                                                         --------------
                                                              1,811,229
                                                         --------------
           Computer Services
           Computer Sciences Corp.
             6.75%     06/15/06        A2          395          428,070
                                                         --------------
           Containers -- 0.2%
           Pactiv Corp.
             7.95%     12/15/25       Baa2       2,650        3,090,629
           Sealed Air Corp.
             8.75%     07/01/08       Baa3       1,820        1,999,827
                                                         --------------
                                                              5,090,456
                                                         --------------
           Diversified Operations -- 0.1%
           Bombardier, Inc. (Canada)
             6.75%     05/01/12(b)     A3        1,950        1,735,500
                                                         --------------
           Drugs & Medical Supplies -- 0.2%
           Pharmacia Corp.
             6.50%     12/01/18        A1        1,145        1,258,491
             6.75%     12/15/27        A1        2,735        3,138,700
             6.60%     12/01/28        A1        1,150        1,299,316
                                                         --------------
                                                              5,696,507
                                                         --------------
           Financial Services -- 2.4%
           CIT Group, Inc.
             5.50%     11/30/07        A2        1,310        1,339,316
           Citigroup, Inc.
            5.625%     08/27/12(b)    Aa2        2,900        3,049,298
            6.625%     06/15/32(b)    Aa2        3,850        4,203,153
           Enterprise Rent-A-Car USA Finance Co., M.T.N.
             7.50%     06/15/03       Baa1       5,000        5,110,585
             6.95%     03/01/04       Baa1       7,500        7,811,355
           Ford Motor Credit Co.
            7.375%     10/28/09        A3        2,000        1,981,724
            7.875%     06/15/10        A3        9,950       10,012,327
           General Electric Capital Corp., M.T.N.
            6.125%     02/22/11(b)    Aaa        3,865        4,185,895
             5.45%     01/15/13       Aaa        2,345        2,435,836
             6.75%     03/15/32       Aaa        2,700        2,985,093

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                 Moody's   Principal
             Interest Maturity   Rating     Amount       Value
               Rate     Date   (Unaudited)   (000)      (Note 2)
             -------- -------- ----------- --------- --------------
             LONG-TERM BONDS (Continued)
             Financial Services (cont'd.)
             General Motors Acceptance Corp.
               5.95%  03/14/03       A2     $ 7,000  $    7,041,587
              6.125%  01/22/08       A2       1,500       1,510,067
              6.875%  09/15/11       A2       2,400       2,393,424
             Household Finance Corp.
               6.75%  05/15/11       A2         570         607,728
               7.00%  05/15/12       A2       3,595       3,937,564
              6.375%  11/27/12       A2          40          41,757
             Pemex Finance, Ltd. (Cayman Islands)
               9.14%  08/15/04      Baa1      4,550       4,831,463
                                                     --------------
                                                         63,478,172
                                                     --------------
             Food & Beverage -- 0.4%
             Archer Daniels Midland Co.
               7.00%  02/01/31       A1       2,120       2,441,070
             Bottling Group LLC
              4.625%  11/15/12       A3       2,230       2,229,005
             Coca-Cola Bottling Co.
              6.375%  05/01/09      Baa2      3,000       3,278,622
             General Mills, Inc.
              5.125%  02/15/07      Baa2        500         531,216
             Sara Lee Corp.
              6.125%  11/01/32       A3         730         768,755
             Unilever Capital Corp.
               5.90%  11/15/32       A1       1,000       1,022,934
                                                     --------------
                                                         10,271,602
                                                     --------------
             Forest Products -- 0.2%
             Boise Cascade Corp.
               7.50%  02/01/08      Baa3      3,150       3,276,157
             Weyerhaeuser Co.
              7.375%  03/15/32      Baa2      2,700       2,928,226
                                                     --------------
                                                          6,204,383
                                                     --------------
             Hospitals/Hospital Management -- 0.1%
             HEALTHSOUTH Corp.
              7.625%  06/01/12      Ba3       1,100         907,500
             Tenet Healthcare Corp.
               6.50%  06/01/12      Baa3        425         384,625
                                                     --------------
                                                          1,292,125
                                                     --------------
             Industrial -- 0.3%
             Cendant Corp.
               7.75%  12/01/03      Baa1      2,000       2,050,666
             Compania Sud Americana de Vapores SA (Chile)
              7.375%  12/08/03     BBB(e)     4,600       4,748,723
                                                     --------------
                                                          6,799,389
                                                     --------------
             Insurance -- 0.1%
             Aon Corp.
               8.65%  05/15/05      Baa2        965       1,022,759
             Axa (France)
               8.60%  12/15/30       A2         230         262,743
             Progressive Corp.
               6.25%  12/01/32       A2       1,430       1,467,150
             UnumProvident Corp.
              7.625%  03/01/11      Baa3        250         249,668
                                                     --------------
                                                          3,002,320
                                                     --------------

                                   Moody's   Principal
             Interest   Maturity   Rating     Amount       Value
               Rate       Date   (Unaudited)   (000)      (Note 2)
             --------   -------- ----------- --------- --------------
             LONG-TERM BONDS (Continued)
             Investment Bankers -- 0.4%
             Goldman Sachs Group, Inc.
              6.875%    01/15/11    Aa3       $  990   $    1,105,078
               5.70%    09/01/12    Aa3        1,400        1,456,063
             Lehman Brothers, Inc.
              6.625%    04/01/04     A2        7,000        7,379,645
                                                       --------------
                                                            9,940,786
                                                       --------------
             Leisure -- 0.2%
             International Game Technology
              7.875%    05/15/04    Ba1          500          520,000
             ITT Corp.
               6.75%    11/15/03    Ba1        5,200        5,239,000
                                                       --------------
                                                            5,759,000
                                                       --------------
             Machinery -- 0.1%
             Caterpillar, Inc.
               7.25%    09/15/09     A2        2,400        2,810,964
                                                       --------------
             Media -- 0.6%
             AOL Time Warner, Inc.(d)
              7.625%    04/15/31    Baa1       3,300        3,391,687
               7.70%    05/01/32    Baa1         200          208,147
             Disney (Walt) Co.
               6.75%    03/30/06    Baa1       1,365        1,490,648
              5.375%    06/01/07    Baa1         300          316,985
              5.875%    12/15/17    Baa1       3,800        3,858,703
             News America Holdings, Inc.
               8.50%    02/15/05    Baa3       1,800        1,946,318
             The E.W. Scripps Co.
               5.75%    07/15/12     A2        1,280        1,379,169
             United News & Media PLC (United Kingdom)
               7.25%    07/01/04    Baa2       2,900        3,015,072
             World Color Press, Inc.
              8.375%    11/15/08    Baa2       1,340        1,394,848
                                                       --------------
                                                           17,001,577
                                                       --------------
             Oil & Gas -- 0.3%
             BJ Services Co.
               7.00%    02/01/06    Baa2       4,000        4,379,684
             Parker & Parsley Petroleum Co.
              8.875%    04/15/05    Ba1        1,375        1,474,840
             Valero Energy Corp.
               6.70%    01/15/13    Baa2         750          767,465
                                                       --------------
                                                            6,621,989
                                                       --------------
             Oil & Gas Exploration & Production -- 0.4%
             Conoco, Inc.
               6.95%    04/15/29     A3          755          855,704
             ConocoPhillips
               8.75%    05/25/10     A3        3,400        4,254,845
             Occidental Petroleum Corp.
               7.65%    02/15/06    Baa2       1,615        1,827,675
               6.75%    01/15/12    Baa2       3,800        4,328,447
             Transocean, Inc.
              6.625%    04/15/11    Baa2         465          512,009
                                                       --------------
                                                           11,778,680
                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                   Moody's   Principal
              Interest  Maturity   Rating     Amount     Value
                Rate      Date   (Unaudited)   (000)    (Note 2)
              --------  -------- ----------- --------- -----------
              LONG-TERM BONDS (Continued)
              Real Estate Investment Trust -- 0.8%
              Duke Realty LP
                7.30%   06/30/03    Baa1      $ 3,850  $ 3,941,222
              EOP Operating LP
                6.50%   06/15/04    Baa1        6,000    6,254,532
              ERP Operating LP
                6.63%   04/13/05    Baa1        5,000    5,316,735
              Simon Debartolo Group, Inc.
                6.75%   06/15/05    Baa2        5,000    5,379,135
                                                       -----------
                                                        20,891,624
                                                       -----------
              Retail -- 0.8%
              Federated Department Stores, Inc.
                8.50%   06/15/03    Baa1        5,000    5,126,955
              Kroger Co.
                7.25%   06/01/09    Baa3        2,900    3,287,898
              Safeway, Inc.
                6.50%   11/15/08    Baa2        2,700    2,974,444
              Target Corp.
                5.95%   05/15/06     A2         1,200    1,300,297
                7.50%   07/15/06     A2           350      402,582
                7.50%   08/15/10     A2           855    1,014,966
              Wal-Mart Stores, Inc.
               6.875%   08/10/09    Aa2         6,195    7,297,512
                                                       -----------
                                                        21,404,654
                                                       -----------
              Telecommunications -- 1.8%
              360 Communication Co.
               7.125%   03/01/03     A2        12,050   12,137,314
              AT&T Corp.
                6.50%   03/15/13    Baa2        1,640    1,645,128
                8.00%   11/15/31    Baa2        6,300    6,944,068
              AT&T Wireless Services, Inc.
                8.75%   03/01/31    Baa2        1,800    1,764,000
              British Telecommunications PLC (United Kingdom)
               8.875%   12/15/30    Baa1        3,600    4,589,640
              CenturyTel, Inc.
               7.875%   08/15/12    Baa2        1,550    1,834,537
              France Telecom SA (France)
                8.50%   03/01/31    Baa3        3,140    3,822,429
              Koninklijke (Royal) KPN NV (Netherlands)
                8.00%   10/01/10    Baa3        1,780    2,084,513
              Sprint Capital Corp.
               6.875%   11/15/28    Baa3        2,950    2,374,750
              Telecom de Puerto Rico, Inc.
                6.65%   05/15/06    Baa1        4,500    4,764,474
                6.80%   05/15/09    Baa1        2,900    2,970,743
              Verizon Global Funding Corp.
                7.75%   12/01/30     A2         1,200    1,397,468
              Vodafone Group PLC (United Kingdom)
                7.75%   02/15/10     A2         1,100    1,297,324
                                                       -----------
                                                        47,626,388
                                                       -----------
              Transportation -- 0.6%
              CP Railway, Ltd., (Canada)
                6.25%   10/15/11    Baa2        1,700    1,872,642
               7.125%   10/15/31    Baa2        2,400    2,794,075

                                  Moody's   Principal
           Interest  Maturity     Rating     Amount       Value
             Rate      Date     (Unaudited)   (000)      (Note 2)
           -------- --------    ----------- --------- --------------
           LONG-TERM BONDS (Continued)
           Transportation (cont'd.)
           Limestone Electron Trust
            8.625%  03/15/03       Ba2       $ 5,550  $    5,244,750
           Norfolk Southern Corp.
             7.80%  05/15/27       Baa1        2,000       2,430,006
           Union Pacific Corp.
             7.25%  11/01/08       Baa3        3,250       3,784,225
                                                      --------------
                                                          16,125,698
                                                      --------------
           Utilities -- 1.2%
           Arizona Public Service Co.
            7.625%  08/01/05(d)    Baa1        5,000       5,430,075
           Dominion Fiber Ventures LLC
             7.05%  03/15/05       Baa2        1,000         975,000
           Dominion Resources, Inc.
             6.75%  12/15/32       Baa1          580         595,261
           Entergy Louisiana, Inc.
             8.50%  06/01/03       Baa2        5,000       5,114,695
           FirstEnergy Corp.
            7.375%  11/15/31       Baa2        3,700       3,586,724
           Hydro-Quebec (Canada)
             8.00%  02/01/13        A1         1,900       2,411,298
           Mirant Americas Generation, Inc.
            9.125%  05/01/31       Ba3         1,190         529,550
           Nisource Finance Corp.
            7.625%  11/15/05       Baa3          750         783,343
           Oncor Electric Delivery Co.
            6.375%  01/15/15       Baa1          465         474,541
             7.25%  01/15/33       Baa1          900         916,540
           Pinnacle Partners
             8.83%  08/15/04       Ba2        10,000       9,400,000
           PPL Electric Utilities Corp.
             6.25%  08/15/09        A3         1,900       2,125,895
           PSE&G Power LLC
             6.95%  06/01/12       Baa1          800         812,268
                                                      --------------
                                                          33,155,190
                                                      --------------
           Waste Management -- 0.1%
           Waste Management, Inc.
             7.75%  05/15/32       Ba1         2,250       2,417,409
                                                      --------------
           Foreign Government Bonds --  0.2%
           Province of Saskatchewan (Canada)
            9.125%  02/15/21       Aa3         1,800       2,576,878
           Quebec Province (Canada)
            7.125%  02/09/24        A1         2,700       3,180,338
                                                      --------------
                                                           5,757,216
                                                      --------------
           U.S. Government & Agency Obligations -- 6.2%
           United States Treasury Bonds
            11.25%  02/15/15(b)                8,335      13,880,709
             9.25%  02/15/16(b)               39,675      58,873,971
             7.50%  11/15/16                   1,510       1,974,678
            8.875%  02/15/19                   5,060       7,471,803
            5.375%  02/15/31(b)                3,095       3,374,033
            8.125%  08/15/19(b)                1,215       1,692,363
            8.125%  08/15/21(b)                5,105       7,184,093

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                               Principal
Interest   Maturity             Amount         Value
  Rate     Date                  (000)        (Note 2)
--------   ------------        ---------   --------------
LONG-TERM BONDS (Continued)
U.S. Government & Agency Obligations (cont'd.)
United States Treasury Notes
  2.00%    11/30/04(b)          $ 5,165    $    5,207,771
 3.375%    01/15/07               7,666         8,302,555
  3.00%    11/15/07(b)           55,435        56,101,938
  4.00%    11/15/12(b)              155           157,192
United States Treasury Strips
   Zero    05/15/25(b)            3,255           990,340
                                           --------------
                                              165,211,446
                                           --------------
Mortgage Backed Securities -- 16.0%
Federal Home Loan Mortgage Corp.
  5.50%    TBA                   13,000        13,247,806
  5.75%    01/15/12(b)           26,190        29,141,587
  6.50%    05/01/14 - 08/15/21    5,676         6,014,988
  7.00%    10/01/32                 966         1,015,749
  7.00%    TBA                   22,000        23,120,636
Federal National Mortgage Association
  5.00%    TBA                    6,000         6,144,372
  5.50%    07/18/12 - 10/01/32(b)   10,504        10,975,
  5.50%    TBA                   29,000        30,042,202
  6.00%    04/01/13 - 10/01/32(b)   24,814        25,854,
  6.00%    TBA                   50,500        52,188,619
 6.125%    03/15/12(b)           17,300        19,721,671
  6.50%    07/01/17 - 10/01/32   13,702        14,327,110
  6.50%    TBA                    4,500         4,744,688
  6.50%    TBA                   63,500        66,099,563
  7.00%    08/01/11 - 06/01/32    6,720         7,117,287
  7.00%    TBA                   22,500        23,660,145
 7.125%    06/15/10(b)            7,980         9,629,729
  7.50%    05/01/12 - 05/01/32    9,918        10,555,493
  7.50%    TBA                   17,000        18,046,554
Government National Mortgage Association
  6.50%    05/01/12 - 08/15/32(b)   41,808        44,046,
  6.50%    TBA                    5,500         5,768,125
  7.00%    09/15/31               2,542         2,694,791
  8.00%    01/15/24 - 04/15/25    1,764         1,927,656
                                           --------------
                                              426,085,178
                                           --------------
TOTAL LONG-TERM BONDS
 (cost $981,382,206)......................  1,018,744,581
                                           --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $2,595,018,732)....................  2,262,738,048
                                           --------------

                          Moody's    Principal
Interest    Maturity      Rating      Amount         Value
  Rate        Date      (Unaudited)    (000)        (Note 2)
-------- --------       ----------- ------------ --------------
SHORT-TERM INVESTMENTS -- 35.5%
Commercial Paper -- 2.0%
Hewlett-Packard Co.
  1.55%  02/20/03(c)       P-2      $     20,000 $   19,957,805
Reed Elsevier, Inc.
  1.65%  01/22/03(c)       P-2            25,000     24,977,083
  1.66%  01/30/03(c)       P-2             9,400      9,387,864
                                                 --------------
                                                     54,322,752
                                                 --------------
Other Corporate Obligations -- 0.7%
Hanson Overseas BV
 7.375%  01/15/03          Baa1           14,751     14,754,729
PHH Corp.
 8.125%  02/03/03          Baa1            2,860      2,859,957
Tele-Communications, Inc.
  8.25%  01/15/03          Baa3            2,000      2,000,509
                                                 --------------
                                                     19,615,195
                                                 --------------
U.S. Government & Agency Obligations -- 0.8%
United States Treasury Bills
 1.175%  03/20/03(d)(g)                      600        598,473
 1.185%  03/20/03(d)(g)                   21,000     20,946,082
                                                 --------------
                                                     21,544,555
                                                 --------------

                                      Shares
                                    ------------
Mutual Fund -- 32.0%
Prudential Core Investment Fund --
 Taxable Money Market Series
 (Note 4)(c).......................  850,129,127    850,129,127
                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $945,611,629)............................    945,611,629
                                                 --------------
TOTAL INVESTMENTS -- 120.6%
 (cost $3,540,630,361; Note 6)..................  3,208,349,677
VARIATION MARGIN ON OPEN FUTURES
 CONTRACTS(h)...................................      1,039,181
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (20.6)%..............................   (549,094,871)
                                                 --------------
NET ASSETS -- 100%.............................. $2,660,293,987
                                                 ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                  --------------------------------------------
                  CONSERVATIVE BALANCED PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



The following abbreviations are used in portfolio descriptions:

 M.T.N. Medium Term Note
 TBA    Securities purchased on a forward commitment basis

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $299,903,522; cash collateral of $311,488,042 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Standard & Poor's rating.

(f)Indicates a fair valued security.

(g)Rate quoted represents yield-to-maturity as of purchase date.

(h)Open futures contracts as of December 31, 2002 were as follows:

                                                                                Unrealized
Number of                           Expiration   Value at       Value at       Appreciation
Contracts           Type               Date     Trade Date  December 31, 2002 (Depreciation)
--------- ------------------------- ---------- ------------ ----------------- --------------
Long Positions:
    918   S&P 500 Index               Mar 03   $210,399,625   $201,707,550     $ (8,692,075)
    518   S&P MidCap 400 Index        Mar 03    114,022,475    111,344,100       (2,678,375)
  1,290   U.S. Treasury 5 Yr Notes    Mar 03    144,282,401    146,092,500        1,810,099
                                                                               ------------
                                                                                 (9,560,351)
Short Positions:
     23   U.S. Treasury 2 Yr Notes    Mar 03      4,895,333      4,949,313          (53,980)
    962   U.S. Treasury 10 Yr Notes   Mar 03    106,916,805    110,675,094       (3,758,289)
    110   U.S. Treasury Bonds         Mar 03     11,868,476     12,395,625         (527,149)
                                                                               ------------
                                                                                 (4,339,418)
                                                                               ------------
                                                                               $(13,899,769)
                                                                               ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 94.3%                                       (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 93.9%                                             ----------- -------- -------- --------- --------------
Aerospace -- 1.2%
  Goodrich Corp.....................................................    Baa3       7.625% 12/15/12  $ 5,000  $    5,162,865
  Raytheon Co.......................................................    Baa3        4.50% 11/15/07    2,700       2,743,446
  Raytheon Co.......................................................    Baa3        7.90% 03/01/03    6,450       6,493,705
  Raytheon Co.......................................................    Baa3        8.30% 03/01/10    1,900       2,258,422
                                                                                                             --------------
                                                                                                                 16,658,438
                                                                                                             --------------
Airlines -- 0.3%
  Continental Airlines, Inc., Series 2000-1, Class A-1..............    Baa1       8.048% 11/01/20    4,149       3,644,831
                                                                                                             --------------
Asset Backed Securities -- 3.8%
  Citibank Credit Card Master Trust, Series 1996-3..................    Aaa         6.10% 05/15/08   12,500      13,773,386
  Illinois Power Special Purpose Trust, Series 1998-1, Class A5.....    Aaa         5.38% 06/25/07   15,000      15,773,035
  Lehman Brothers, Inc., TRAINS HY-1-2002(f)........................     B1        8.369% 02/01/12    6,750       6,516,517
  MBNA Master Credit Card Trust II, Series 99-J.....................    Aaa         7.00% 02/15/12   14,300      16,430,689
                                                                                                             --------------
                                                                                                                 52,493,627
                                                                                                             --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp........................................................    Baa2        8.25% 06/01/05      750         762,067
                                                                                                             --------------
Automobiles & Trucks -- 0.4%
  Lear Corp.........................................................    Ba1         7.96% 05/15/05    3,040       3,119,800
  TRW, Inc..........................................................    Baa3       7.125% 06/01/09    1,850       2,068,278
                                                                                                             --------------
                                                                                                                  5,188,078
                                                                                                             --------------
Banks and Savings & Loans -- 3.4%
  Bank United Corp..................................................    Baa1       8.875% 05/01/07    4,000       4,705,432
  Cho Hung Bank(a)..................................................    Baa3       11.50% 04/01/10    1,335       1,534,257
  Cho Hung Bank(a)..................................................    Baa3      11.875% 04/01/10    3,250       3,742,716
  Citigroup, Inc.(b)................................................    Aa2        6.625% 06/15/32    2,850       3,111,425
  Citigroup, Inc.(b)................................................    Aa2         7.25% 10/01/10    2,000       2,321,738
  Hanvit Bank.......................................................    Baa3       12.75% 03/01/10    1,350       1,571,666
  HSBC Holdings PLC, (United Kingdom)(b)............................     A1         5.25% 12/12/12    3,100       3,177,435
  KBC Bank Funding Trust III(b).....................................     A2         9.86% 11/29/49    5,000       6,074,820
  Korea Exchange Bank...............................................    Baa3       13.75% 06/30/10    1,915       2,288,425
  PNC Funding Corp..................................................     A3         7.50% 11/01/09    1,090       1,257,677
  Popular North America, Inc.(g)....................................     A3        3.425% 10/15/03    5,000       5,037,310
  Washington Mutual, Inc............................................     A3         7.50% 08/15/06   10,000      11,244,610
                                                                                                             --------------
                                                                                                                 46,067,511
                                                                                                             --------------
Building & Construction -- 0.2%
  Cemex SA..........................................................    Ba1        9.625% 10/01/09    2,400       2,700,000
                                                                                                             --------------
Cable & Pay Television Systems -- 1.4%
  Charter Communication Holdings LLC................................     B3        8.625% 04/01/09      250         113,750
  Clear Channel Communications, Inc.................................    Baa3        7.25% 09/15/03    1,700       1,734,308
  Cox Communications, Inc.(b).......................................    Baa2       7.125% 10/01/12    3,500       3,887,569
  CSC Holdings, Inc.................................................     B1         7.25% 07/15/08    3,000       2,793,750
  Rogers Cablesystems, Inc., (Canada)...............................    Baa3       10.00% 03/15/05    3,500       3,605,000
  TCI-Communications, Inc...........................................    Baa3      10.125% 04/15/22    6,300       7,234,340
                                                                                                             --------------
                                                                                                                 19,368,717
                                                                                                             --------------
Chemicals -- 0.3%
  Dow Chemical Co...................................................     A3         5.75% 12/15/08    1,500       1,565,235
  Dow Chemical Co...................................................     A3         5.75% 11/15/09    2,500       2,586,465
  IMC Global, Inc...................................................    Ba2       10.875% 06/01/08      400         434,000
                                                                                                             --------------
                                                                                                                  4,585,700
                                                                                                             --------------
Collateralized Mortgage Obligations -- 1.4%
  Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4.    Aaa         4.98% 11/15/34   13,500      13,805,662
  Washington Mutual, Series 2002-AR15, Class A5.....................    Aaa         4.38% 12/25/32    5,400       5,427,377
                                                                                                             --------------
                                                                                                                 19,233,039
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount     Value
                                                                       (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                            ----------- -------- -------- --------- -----------
Commercial Mortgage Backed Securities -- 2.7%
  Chase Commercial Mortgage Securities Corp., Series 1997-1...........     AAA(e)     7.37% 02/19/07   5,191   $ 5,867,978
  GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2.      Aaa       4.93% 07/10/39   8,500     8,699,219
  Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3....      Aaa       7.36% 02/23/34   2,530     2,929,823
  PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1.............      Aaa       5.91% 03/12/34   7,820     8,466,448
  PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B...........     AAA(e)     7.33% 12/10/32   9,300    10,867,137
                                                                                                               -----------
                                                                                                                36,830,605
                                                                                                               -----------
Commercial Services -- 0.2%
  Equifax, Inc........................................................      Baa1      4.95% 11/01/07   1,340     1,363,446
  USA Interactive.....................................................      Baa3      7.00% 01/15/13   2,000     2,068,048
                                                                                                               -----------
                                                                                                                 3,431,494
                                                                                                               -----------
Computers -- 0.5%
  Computer Sciences Corp..............................................       A2       6.75% 06/15/06     495       536,443
  Hewlett-Packard Co..................................................       A3       7.15% 06/15/05     400       439,644
  International Business Machines Corp................................       A1       4.75% 11/29/12     930       933,600
  International Business Machines Corp................................       A1      5.875% 11/29/32   3,500     3,463,254
  Unisys Corp.(b).....................................................      Ba1      8.125% 06/01/06   1,650     1,720,125
                                                                                                               -----------
                                                                                                                 7,093,066
                                                                                                               -----------
Containers & Packaging -- 0.9%
  Pactiv Corp.........................................................      Baa2      7.20% 12/15/05   2,450     2,705,243
  Pactiv Corp.........................................................      Baa2      7.95% 12/15/25   1,575     1,836,883
  Pactiv Corp.........................................................      Baa2     8.125% 06/15/17   2,360     2,696,423
  Sealed Air Corp.....................................................      Baa3      8.75% 07/01/08   1,750     1,922,911
  Silgan Holdings, Inc................................................       B1       9.00% 06/01/09   2,715     2,830,387
                                                                                                               -----------
                                                                                                                11,991,847
                                                                                                               -----------
Diversified Operations -- 0.2%
  Bombardier, Inc., (Canada)(b).......................................       A3       6.75% 05/01/12   3,200     2,848,000
                                                                                                               -----------
Drugs & Medical Supplies -- 0.7%
  Pharmacia Corp......................................................       A1       6.50% 12/01/18   1,015     1,115,606
  Quest Diagnostics, Inc..............................................      Baa3      7.50% 07/12/11   5,000     5,716,575
  Wyeth...............................................................       A3      5.875% 03/15/04   2,200     2,287,005
                                                                                                               -----------
                                                                                                                 9,119,186
                                                                                                               -----------
Financial Services -- 5.2%
  Calair Capital Corp.................................................      Ba2      8.125% 04/01/08     530       238,500
  Capital One Bank....................................................      Baa2      6.50% 07/30/04     500       488,996
  Capital One Bank....................................................      Baa2     6.875% 02/01/06     400       386,981
  CIT Group, Inc......................................................       A2       5.50% 11/30/07   1,600     1,635,806
  Ford Motor Credit Co................................................       A3      6.875% 02/01/06   1,900     1,903,329
  Ford Motor Credit Co................................................       A3       7.75% 03/15/05  11,000    11,293,986
  Ford Motor Credit Co.(b)............................................       A3      7.875% 06/15/10   3,100     3,119,418
  General Electric Capital Corp.......................................      Aaa       5.45% 01/15/13   4,700     4,882,059
  General Electric Capital Corp.......................................      Aaa       6.75% 03/15/32   5,000     5,527,950
  General Motors Acceptance Corp......................................       A2       5.75% 11/10/03   7,950     8,081,763
  General Motors Acceptance Corp......................................       A2       6.15% 04/05/07   3,710     3,774,562
  General Motors Acceptance Corp......................................       A2      6.875% 09/15/11   7,570     7,549,258
  Household Finance Corp..............................................       A2       5.75% 01/30/07   1,000     1,046,615
  Household Finance Corp..............................................       A2      6.375% 11/27/12   2,000     2,087,864
  Household Finance Corp..............................................       A2       6.75% 05/15/11     550       586,404
  Household Finance Corp..............................................       A2       7.00% 05/15/12   1,775     1,944,138
  Nisource Finance Corp.(b)...........................................      Baa3      5.75% 04/15/03   6,750     6,732,234
  Nisource Finance Corp...............................................      Baa3     7.875% 11/15/10   3,000     3,297,081
  Pemex Finance, Ltd..................................................      Baa1      9.14% 08/15/04   4,792     5,087,902
  Unilever Capital Corp...............................................       A1       5.90% 11/15/32   2,000     2,045,868
                                                                                                               -----------
                                                                                                                71,710,714
                                                                                                               -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                   Moody's                     Principal
                                                   Rating    Interest Maturity  Amount       Value
                                                 (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                      ----------- -------- -------- --------- --------------
Food & Beverage -- 1.0%
  ConAgra Foods, Inc............................      Baa1      6.00% 09/15/06  $ 1,600  $    1,750,805
  Kellogg Co.(b)................................      Baa2      6.00% 04/01/06    9,975      10,812,232
  Sara Lee Corp.................................       A3      6.125% 11/01/32      905         953,045
                                                                                         --------------
                                                                                             13,516,082
                                                                                         --------------
Forest Products -- 0.6%
  Boise Cascade Corp............................      Baa3      7.50% 02/01/08    5,100       5,304,255
  Weyerhaeuser Co...............................      Baa2     7.375% 03/15/32    3,000       3,253,584
                                                                                         --------------
                                                                                              8,557,839
                                                                                         --------------
Gaming -- 0.1%
  International Game Technology.................      Ba1      7.875% 05/15/04    1,895       1,970,800
                                                                                         --------------
Hospital Management -- 1.1%
  HCA, Inc......................................      Ba1      7.125% 06/01/06   10,500      11,127,239
  HCA, Inc......................................      Ba1      7.875% 02/01/11    2,000       2,192,776
  HEALTHSOUTH Corp.(b)..........................      Ba3      7.625% 06/01/12    1,345       1,109,625
  Tenet Healthcare Corp.........................      Baa3      6.50% 06/01/12      465         420,825
                                                                                         --------------
                                                                                             14,850,465
                                                                                         --------------
Industrials -- 0.6%
  Compania Sud Americana de Vapores SA, (Chile).     BBB(e)    7.375% 12/08/03    2,000       2,064,662
  Rockwell Automation, Inc......................       A3       5.20% 01/15/98    6,500       5,507,944
                                                                                         --------------
                                                                                              7,572,606
                                                                                         --------------
Insurance -- 0.5%
  Aon Corp......................................      Baa2     7.375% 12/14/12      225         234,955
  Axa, (France).................................       A2       8.60% 12/15/30      480         548,334
  Reliaster Financial Corp......................      Aa3      6.625% 09/15/03    5,000       5,153,180
  UnumProvident Corp............................      Baa3     7.625% 03/01/11      315         314,582
                                                                                         --------------
                                                                                              6,251,051
                                                                                         --------------
Investment Banks -- 0.9%
  J.P. Morgan Chase & Co........................       A2       5.75% 01/02/13    3,335       3,377,191
  Lehman Brothers Holdings, Inc.................       A2      6.625% 02/05/06    3,685       4,014,612
  Morgan Stanley................................      Aa3       7.75% 06/15/05    5,000       5,578,555
                                                                                         --------------
                                                                                             12,970,358
                                                                                         --------------
Leisure -- 1.2%
  Harrahs Operating Co., Inc....................      Ba1      7.875% 12/15/05    3,100       3,286,000
  ITT Corp......................................      Ba1       6.75% 11/15/03    9,315       9,384,862
  Park Place Entertainment Corp.................      Ba2      7.875% 12/15/05    2,450       2,492,875
  Park Place Entertainment Corp.................      Ba2      7.875% 03/15/10    1,955       1,989,213
                                                                                         --------------
                                                                                             17,152,950
                                                                                         --------------
Machinery -- 0.8%
  Ingersoll-Rand Co.............................       A3       5.80% 06/01/04   10,225      10,667,241
                                                                                         --------------
Media -- 3.7%
  AOL Time Warner, Inc..........................      Baa1     6.875% 05/01/12    3,000       3,168,312
  News America, Inc.............................      Baa3     6.703% 05/21/34   22,000      22,278,718
  Thomson Corp..................................       A3       5.75% 02/01/08    2,750       2,989,393
  Turner Broadcasting System, Inc...............      Baa1      7.40% 02/01/04   10,000      10,245,340
  United News & Media PLC, (United Kingdom).....      Baa2      7.25% 07/01/04    2,000       2,079,360
  Walt Disney Co................................      Baa1     5.875% 12/15/17    9,250       9,392,894
                                                                                         --------------
                                                                                             50,154,017
                                                                                         --------------
Oil & Gas -- 2.2%
  B.J. Services Co..............................      Baa2      7.00% 02/01/06    5,000       5,474,605
  Coastal Corp.(b)..............................      Ba2       7.50% 08/15/06    3,100       2,542,000
  Coastal Corp..................................      Ba2      7.625% 09/01/08    2,300       1,817,000
  ConocoPhillips................................       A3      6.375% 03/30/09    3,075       3,414,133
  Limestone Electron Trust......................      Ba2      8.625% 03/15/03    6,000       5,670,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                            Moody's                     Principal
                                            Rating    Interest Maturity  Amount       Value
                                          (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ----------- -------- -------- --------- --------------
Oil & Gas (cont'd.)
  Petronas Capital, Ltd., (Malaysia).....    Baa1        7.00% 05/22/12  $ 7,300  $    7,949,503
  Tosco Corp.............................     A3         7.25% 01/01/07    1,500       1,693,882
  Valero Energy Corp.....................    Baa2        6.70% 01/15/13    1,650       1,688,422
                                                                                  --------------
                                                                                      30,249,545
                                                                                  --------------
Oil & Gas Exploration & Production -- 1.4%
  Ocean Energy, Inc......................    Baa3       7.875% 08/01/03    1,830       1,868,888
  Parker & Parsley Petroleum Co.(b)......    Ba1         8.25% 08/15/07    1,310       1,400,754
  Parker & Parsley Petroleum Co..........    Ba1        8.875% 04/15/05    2,795       2,997,948
  Petroleos Mexicanos, (Mexico)(b).......    Baa1        6.50% 02/01/05    5,000       5,293,750
  Petroleos Mexicanos, (Mexico)(b).......    Baa1        9.50% 09/15/27    5,900       6,785,000
  Transocean, Inc........................    Baa2       6.625% 04/15/11      580         638,635
                                                                                  --------------
                                                                                      18,984,975
                                                                                  --------------
Printing & Publishing -- 0.2%
  World Color Press, Inc.................    Baa2        7.75% 02/15/09    2,075       2,143,525
  World Color Press, Inc.................    Baa2       8.375% 11/15/08    1,000       1,040,931
                                                                                  --------------
                                                                                       3,184,456
                                                                                  --------------
Real Estate Investment Trust -- 1.1%
  ERP Operating LP(d)....................    Baa1        6.63% 04/13/15    3,900       4,147,053
  ERP Operating LP.......................    Baa1        7.10% 06/23/04    1,500       1,586,778
  HMH Properties, Inc.(b)................    Ba3        7.875% 08/01/05    1,970       1,940,450
  HMH Properties, Inc.(b)................    Ba3        7.875% 08/01/08    3,000       2,910,000
  Regency Centers LP.....................    Baa2        6.75% 01/15/12    4,800       5,182,863
                                                                                  --------------
                                                                                      15,767,144
                                                                                  --------------
Restaurants -- 0.2%
  Yum! Brands, Inc.......................    Ba1        8.875% 04/15/11    2,315       2,511,775
                                                                                  --------------
Retail -- 1.2%
  Federated Department Stores, Inc.......    Baa1        8.50% 06/15/03   10,200      10,458,988
  Fred Meyer, Inc........................    Baa3        7.15% 03/01/03    5,370       5,404,717
                                                                                  --------------
                                                                                      15,863,705
                                                                                  --------------
Steel & Metals -- 0.3%
  AK Steel Corp..........................     B1         7.75% 06/15/12    1,325       1,334,938
  Falconbridge, Ltd., (Canada)...........    Baa3        7.35% 06/05/12    3,000       3,107,610
                                                                                  --------------
                                                                                       4,442,548
                                                                                  --------------
Telecommunications -- 5.1%
  AT&T Corp..............................    Baa2        6.50% 03/15/13    3,850       3,862,039
  AT&T Corp..............................    Baa2        8.00% 11/15/31    7,825       8,624,973
  AT&T Wireless Services, Inc............    Baa2       8.125% 05/01/12    2,075       2,085,375
  Bell Telephone Co. Pennsylvania........    Aa3         8.35% 12/15/30    2,125       2,677,458
  CenturyTel, Inc........................    Baa2       7.875% 08/15/12    2,600       3,077,287
  Citizens Communications Co.............    Baa2       7.625% 08/15/08    3,500       3,875,074
  France Telecom SA, (France)(h).........    Baa3        9.25% 03/01/11    5,300       6,128,231
  LCI International, Inc.................    Caa1        7.25% 06/15/07    6,675       3,137,250
  PCCW-HKTC Capital, Ltd.(b).............    Baa1        7.75% 11/15/11    2,150       2,309,713
  Sprint Capital Corp....................    Baa3        5.70% 11/15/03    6,720       6,686,400
  Sprint Capital Corp....................    Baa3        6.90% 05/01/19    1,625       1,332,500
  Sprint Capital Corp....................    Baa3       7.625% 01/30/11      650         617,500
  Telecom de Puerto Rico.................    Baa1        6.65% 05/15/06    6,800       7,199,649
  Telecom de Puerto Rico.................    Baa1        6.80% 05/15/09    5,700       5,839,046
  Telefonos de Mexico SA de CV, (Mexico).     A3         8.25% 01/26/06    3,500       3,832,500
  TELUS Corp., (Canada)..................    Ba1         7.50% 06/01/07    2,410       2,337,700
  Verizon Wireless Capital, Inc.(b)......     A3        5.375% 12/15/06    5,900       6,163,647
                                                                                  --------------
                                                                                      69,786,342
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount        Value
                                            (Unaudited)   Rate         Date           (000)       (Note 2)
LONG-TERM BONDS (Continued)                 ----------- -------- ----------------- ----------- --------------
Utilities -- 7.4%
  Cinergy Corp.............................    Baa2        6.25%     09/01/04      $    11,000 $   11,376,167
  Cogentrix Energy, Inc....................     B1         8.75%     10/15/08            5,645      2,540,250
  Commonwealth Edison Co...................    Baa1       7.625%     01/15/07            7,525      8,520,542
  Consolidated Edison Co. of NY............     A1        4.875%     02/01/13            2,000      2,027,732
  Dominion Fiber Ventures LLC..............    Baa2        7.05%     03/15/05            3,800      3,705,000
  Dominion Resources, Inc..................    Baa1        6.75%     12/15/32              570        584,998
  Duke Energy Field Services...............    Baa2        7.50%     08/16/05           12,000     12,649,572
  FirstEnergy Corp.........................    Baa2        6.45%     11/15/11            4,250      4,228,083
  Hydro-Quebec.............................     A1         7.50%     04/01/16              500        624,011
  MidAmerican Energy Holdings Co...........    Baa3        6.96%     09/15/03            8,000      8,184,472
  MidAmerican Energy Holdings Co...........    Baa3        7.23%     09/15/05            5,000      5,381,230
  Mirant Americas Generation...............    Ba3        9.125%     05/01/31            2,335      1,039,075
  Niagara Mohawk Power.....................    Baa2       6.875%     04/01/03            4,000      4,041,616
  Niagara Mohawk Power.....................    Baa2       7.375%     08/01/03            8,000      8,227,728
  Niagara Mohawk Power.....................    Baa2        8.00%     06/01/04            5,000      5,370,640
  Northern States Power Co.................     A3         8.00%     08/28/12            2,800      3,174,139
  Pinnacle Partners LP.....................    Ba2         8.83%     08/15/04           18,035     16,952,900
  PSE&G Power LLC..........................    Baa1        6.95%     06/01/12            1,500      1,523,002
  Southern California Edison Co............    Ba3        6.375%     01/15/06            1,250      1,156,250
                                                                                               --------------
                                                                                                  101,307,407
                                                                                               --------------
Waste Management -- 0.4%
  Waste Management, Inc....................    Ba1         7.00%     10/01/04            1,600      1,675,065
  Waste Management, Inc....................    Ba1        7.125%     10/01/07            1,550      1,691,988
  Waste Management, Inc....................    Ba1         7.75%     05/15/32            2,500      2,686,010
                                                                                               --------------
                                                                                                    6,053,063
                                                                                               --------------
Foreign Government Bonds -- 4.4%
  Federal Republic of Brazil, (Brazil).....     B2         8.00%     04/15/14            1,821      1,197,475
  Fideicomiso Petacalco-Topolo, (Mexico)...    Baa2       10.16%     12/23/09            2,800      3,094,000
  Government of Canada, (Canada)...........   AAA(e)       4.50%     09/01/07       CAD 23,045     14,915,179
  Government of New Zealand, (New Zealand).    Aaa         6.50%     04/15/13       NZD 29,977     16,149,897
  Republic of Colombia, (Colombia).........    Ba2        10.75%     01/15/13      $     3,018      3,123,630
  Republic of Croatia, (Croatia)(g)........    Baa3        2.68%     07/31/06            2,258      2,241,079
  Republic of El Salvador, (El Salvador)...    Baa3        7.76%     01/24/23            1,700      1,691,500
  Republic of Philippines, (Philippines)...    Ba1        9.875%     01/15/19              542        536,580
  Russian Federation, (Russia).............    Ba2         8.25%     03/31/10            5,100      5,393,250
  United Mexican States, (Mexico)..........    Baa2       8.375%     01/14/11            5,400      6,102,000
  United Mexican States, (Mexico)(b).......    Baa2      10.375%     02/17/09            4,500      5,541,750
                                                                                               --------------
                                                                                                   59,986,340
                                                                                               --------------
U.S. Government and Agency Obligations -- 3.8%
  Federal National Mortgage Association....               6.625%     10/15/07            4,240      4,908,478
  Federal National Mortgage Association....                7.25%     05/15/30            2,280      2,868,060
  United States Inflation Index Bond.......               3.375%     01/15/07           18,914     20,483,766
  United States Treasury Bond..............                9.25%     02/15/16            2,125      3,167,412
  United States Treasury Bond(b)...........               11.25%     02/15/15            1,850      3,080,901
  United States Treasury Strip(b)..........                 Zero     05/15/17            3,715      1,826,870
  United States Treasury Strip.............                 Zero     11/15/18            5,290      2,356,552
  United States Treasury Strip(b)..........                 Zero     05/15/21            9,210      3,503,880
  United States Treasury Strip(b)..........                 Zero     05/15/25           30,515      9,284,250
                                                                                               --------------
                                                                                                   51,480,169
                                                                                               --------------
U.S. Government Mortgage Backed Securities -- 32.8%
  Federal Home Loan Mortgage Corp..........                6.50% 07/01/32-09/01/32      10,914     11,373,559
  Federal Home Loan Mortgage Corp..........                7.00%        TBA             31,000     32,579,078
  Federal Home Loan Mortgage Corp..........                7.00%     10/01/32            1,974      2,075,055
  Federal National Mortgage Association....                5.00%        TBA             42,000     43,010,604
  Federal National Mortgage Association....                5.50%        TBA             31,000     31,789,078
  Federal National Mortgage Association....                5.50% 12/01/16-06/01/17      11,936     12,391,895

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount         Value
                                            (Unaudited)   Rate         Date           (000)        (Note 2)
LONG-TERM BONDS (Continued)                 ----------- -------- ----------------- ------------ --------------
U. S. Government Mortgage Backed Securities (cont'd.)
  Federal National Mortgage Association....                6.00%        TBA        $     55,000 $   56,839,090
  Federal National Mortgage Association(b).                6.00%     10/01/32            32,413     33,552,357
  Federal National Mortgage Association....                6.00%     09/01/17               975      1,020,076
  Federal National Mortgage Association....                6.50%        TBA             113,500    118,193,492
  Federal National Mortgage Association....                6.50% 11/01/09-11/01/32       32,018     33,585,856
  Federal National Mortgage Association....                7.00%        TBA              40,000     42,062,480
  Federal National Mortgage Association....                7.00% 03/01/32-06/01/32       10,043     10,563,115
  Federal National Mortgage Association....                9.00% 10/01/16-09/01/21          144        158,141
  Government National Mortgage Association.                6.50%        TBA               6,500      6,816,875
  Government National Mortgage Association.                6.50%     09/15/32            11,652     12,238,393
  Government National Mortgage Association.                7.50% 10/15/25-2/15/26         1,636      1,753,551
                                                                                                --------------
                                                                                                   450,002,695
                                                                                                --------------
TOTAL LONG-TERM BONDS
 (cost $1,257,109,793).........................................................................  1,287,010,493
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
PREFERRED STOCK -- 0.4%
  Centaur Funding Corp.(a)
   (cost $4,323,180)............................................................         27,000      4,725,000
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,261,432,973).........................................................................  1,291,735,493
                                                                                                --------------

                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount
                                            (Unaudited)   Rate         Date           (000)
                                            ----------- -------- ----------------- ------------
SHORT-TERM INVESTMENTS -- 35.7%
Other Corporate Obligations -- 1.9%
  Navistar International Corp..............    Ba3         7.00%     02/01/03      $      3,500 $    3,499,729
  PHH Corp.(h).............................    Baa1       8.125%     02/03/03            19,500     19,499,705
  Salomon Smith Barney Holdings, Inc.......    Aa1        6.125%     01/15/03               500        499,745
  TCI-Communications, Inc..................    Baa3        8.25%     01/15/03             3,000      3,002,178
                                                                                                --------------
                                                                                                    26,501,357
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
Mutual Fund -- 33.8%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  463,149,777    463,149,777
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $489,651,134)...........................................................................    489,651,134
                                                                                                --------------
TOTAL INVESTMENTS -- 130.0%
 (cost $1,751,084,107; Note 6).................................................................  1,781,386,627
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(i)..................................................       (259,813)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(j)..........................       (560,755)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (30.0)%...............................................   (410,302,605)
                                                                                                --------------
NET ASSETS -- 100.0%........................................................................... $1,370,263,454
                                                                                                ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



The following abbreviations are used in portfolio descriptions:

            CAD Canadian Dollar
            NZD New Zealand Dollar
            TBA Securities purchased on a forward commitment basis.

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $88,530,362; cash collateral of $91,361,911 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Standard & Poor's rating.

(f)A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2002.

(g)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(h)Increase/decrease in rate variable upon increase/decrease in Moody's or Standard & Poor's rating.

(i)Open futures contracts as of December 31, 2002 were as follows:

                                                                                     Unrealized
   Number of                              Expiration  Value at       Value at       Appreciation
   Contracts               Type              Date    Trade Date  December 31, 2002 (Depreciation)
---------------- ------------------------ ---------- ----------- ----------------- --------------
Long Positions:
      115        Interest Rate Swap 10Yr    Mar 03   $12,675,524    $12,995,000     $   319,476
      652        U.S. Treasury 10Yr Notes   Mar 03    74,452,336     75,010,562         558,226
      404                                                                             1,653,051
                 U.S. Treasury Bonds        Mar 03    43,872,699     45,525,750      -----------
                                                                                      2,530,753
Short Positions:
      192        U.S. Treasury 2Yr Notes    Mar 03    40,865,386     41,316,000        (450,614)
      638                                                                            (1,839,589)
                 U.S. Treasury 5Yr Notes    Mar 03    70,413,911     72,253,500      -----------
                                                                                     (2,290,203)
                                                                                     -----------
                                                                                    $   240,550
                                                                                     ===========

(j)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                                                      Unrealized
                                           Value at       Current    Appreciation
  Forward Foreign Currency Contract     Settlement Date    Value    (Depreciation)
--------------------------------------  --------------- ----------- --------------
Purchased:
  Canadian Dollars expiring 1/21/03       $ 1,700,000   $ 1,698,582   $  (1,418)
  New Zealand Dollars expiring 1/10/03      6,741,113     6,844,255     103,142
                                          -----------   -----------   ---------
                                            8,441,113     8,542,837     101,724
                                          -----------   -----------   ---------
Sold:
  Canadian Dollars expiring 1/21/03        15,059,950    14,897,281     162,669
  New Zealand Dollars expiring 1/10/03     21,912,645    22,737,793    (825,148)
                                          -----------   -----------   ---------
                                           36,972,595    37,635,074    (662,479)
                                          -----------   -----------   ---------
                                                                      $(560,755)
                                                                      =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 95.4%                     Value
                                               Shares      (Note 2)
         COMMON STOCKS -- 94.7%               --------- --------------
         Aerospace/Defense -- 3.4%
           Boeing Co.........................   262,292 $    8,653,013
           General Dynamics Corp.............    59,410      4,715,372
           Honeywell International, Inc......    61,233      1,469,592
           Lockheed Martin Corp..............   170,262      9,832,630
           Northrop Grumman Corp.............   426,915     41,410,755
           Raytheon Co.......................   859,385     26,426,089
           United Technologies Corp..........   323,750     20,053,075
                                                        --------------
                                                           112,560,526
                                                        --------------
         Air Freight & Couriers -- 0.2%
           FedEx Corp........................     8,530        462,497
           United Parcel Service, Inc.
            (Class "B" Stock)................    94,362      5,952,355
                                                        --------------
                                                             6,414,852
                                                        --------------
         Airlines
           Delta Airlines, Inc...............    34,452        416,869
           Southwest Airlines Co.............    37,871        526,407
                                                        --------------
                                                               943,276
                                                        --------------
         Automobiles -- 1.6%
           Bayerische Motoren Werke (BMW) AG
            (Germany)........................   634,000     19,239,983
           Ford Motor Co.....................    80,938        752,723
           General Motors Corp...............    53,165      1,959,662
           Harley-Davidson, Inc..............   638,572     29,502,026
                                                        --------------
                                                            51,454,394
                                                        --------------
         Banks -- 5.6%
           Bank of America Corp..............   428,914     29,839,547
           Bank One Corp..................... 1,501,312     54,872,954
           Charter One Financial, Inc........   128,300      3,686,059
           Comerica, Inc.....................    23,475      1,015,059
           Fifth Third Bancorp...............   106,016      6,207,237
           FleetBoston Financial Corp........   379,686      9,226,370
           Huntington Bancshares, Inc........    35,708        668,097
           Mellon Financial Corp.............   117,896      3,078,264
           PNC Financial Services Group......    27,680      1,159,792
           SouthTrust Corp...................    16,002        397,650
           The Bank of New York Co., Inc.....   895,000     21,444,200
           U.S. Bancorp......................   230,195      4,884,738
           Wachovia Corp.....................   344,873     12,567,172
           Washington Mutual, Inc............   151,576      5,233,919
           Wells Fargo & Co..................   599,774     28,111,407
                                                        --------------
                                                           182,392,465
                                                        --------------
         Beverages -- 1.2%
           Anheuser-Busch Cos., Inc..........    72,461      3,507,112
           Coca-Cola Co......................   216,430      9,483,963
           PepsiCo, Inc......................   535,071     22,590,698
           The Pepsi Bottling Group, Inc.....    81,996      2,107,297
                                                        --------------
                                                            37,689,070
                                                        --------------
         Biotechnology -- 2.6%
           Amgen, Inc.(a).................... 1,208,527     58,420,195
           Biogen, Inc.(a)...................    42,982      1,721,859
           Cephalon, Inc.(a).................   145,000      7,056,860
           MedImmune, Inc.(a)................   624,701     16,973,126
                                                        --------------
                                                            84,172,040
                                                        --------------

                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Building Products
        American Standard Cos., Inc.(a)..........     6,943 $      493,925
        Masco Corp...............................    50,256      1,057,889
                                                            --------------
                                                                 1,551,814
                                                            --------------
      Chemicals -- 0.7%
        Air Products & Chemicals, Inc............    93,863      4,012,643
        Dow Chemical Co..........................    74,789      2,221,233
        E.I. du Pont de Nemours & Co.............   102,495      4,345,788
        Eastman Chemical Co......................     7,274        267,465
        Ecolab, Inc..............................   158,900      7,865,550
        International Flavors & Fragrances, Inc..    18,846        661,495
        PPG Industries, Inc......................    13,225        663,234
        Praxair, Inc.............................    29,757      1,719,062
        Rohm & Haas Co...........................    46,288      1,503,434
                                                            --------------
                                                                23,259,904
                                                            --------------
      Commercial Services & Supplies -- 0.8%
        Apollo Group, Inc. (Class "A" Stock)(a)..     3,693        162,492
        Automatic Data Processing, Inc...........    53,694      2,107,490
        Avery Dennison Corp......................    11,506        702,786
        Cendant Corp.(a).........................   115,985      1,215,523
        Cintas Corp..............................     8,663        396,332
        Concord EFS, Inc.(a).....................   158,835      2,500,063
        First Data Corp..........................   151,078      5,349,672
        H&R Block, Inc...........................    17,722        712,424
        Paychex, Inc.............................   374,122     10,438,004
        Pitney Bowes, Inc........................    11,903        388,752
        Sabre Holdings Corp.(a)..................    18,118        328,117
        Waste Management, Inc....................    75,913      1,739,926
                                                            --------------
                                                                26,041,581
                                                            --------------
      Communications Equipment -- 2.6%
        ADC Telecommunications, Inc.(a).......... 1,283,900      2,683,351
        CIENA Corp.(a)...........................   308,500      1,585,690
        Cisco Systems, Inc.(a)................... 2,740,949     35,906,432
        Comverse Technology, Inc.(a).............   642,700      6,439,854
        Lucent Technologies, Inc.(a).............   330,630        416,594
        Motorola, Inc............................   199,304      1,723,979
        Nokia Oyj, ADR (Finland)................. 2,120,600     32,869,300
        QUALCOMM, Inc.(a)........................    82,525      3,003,085
                                                            --------------
                                                                84,628,285
                                                            --------------
      Computers & Peripherals -- 2.6%
        Dell Computer Corp.(a)...................   759,983     20,321,945
        EMC Corp.(a).............................   593,771      3,645,754
        Hewlett-Packard Co....................... 2,417,620     41,969,883
        International Business Machines Corp.....   157,611     12,214,853
        Lexmark International, Inc.(a)...........     9,125        552,063
        Sun Microsystems, Inc.(a)................ 1,660,528      5,164,242
                                                            --------------
                                                                83,868,740
                                                            --------------
      Construction Materials
        Vulcan Materials Co......................     9,898        371,175
                                                            --------------
      Containers & Packaging -- 0.9%
        Pactiv Corp.(a)..........................    40,866        893,331
        Smurfit-Stone Container Corp.............   187,100      2,879,656
        Temple-Inland, Inc.......................   593,700     26,603,697
                                                            --------------
                                                                30,376,684
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Financials -- 5.3%
           American Express Co...............  1,193,656 $   42,195,740
           Charles Schwab Corp...............    104,876      1,137,905
           Citigroup, Inc....................    503,200     17,707,608
           Fannie Mae........................    152,156      9,788,196
           Franklin Resources, Inc...........     30,550      1,041,144
           Freddie Mac.......................    239,088     14,118,146
           Goldman Sachs Group, Inc..........    408,871     27,844,115
           Household International, Inc......     19,562        544,019
           J.P. Morgan Chase & Co............    477,548     11,461,152
           Lehman Brothers Holdings, Inc.....     45,412      2,420,005
           MBNA Corp.........................    176,623      3,359,369
           Merrill Lynch & Co., Inc..........    681,801     25,874,348
           Moody's Corp......................     15,606        644,372
           Morgan Stanley....................    257,409     10,275,767
           Principal Financial Group, Inc....     12,630        380,542
           SLM Corp..........................     22,747      2,362,503
           State Street Corp.................     62,684      2,444,676
           Stilwell Financial, Inc...........     21,425        280,025
                                                         --------------
                                                            173,879,632
                                                         --------------
         Diversified Telecommunications Services -- 1.6%
           ALLTEL Corp........................    24,467      1,247,817
           AT&T Corp..........................   162,521      4,243,423
           BellSouth Corp.....................   160,554      4,153,532
           SBC Communications, Inc............   291,021      7,889,579
           Sprint Corp. (FON Group)...........    56,670        820,582
           Verizon Communications, Inc........   839,446     32,528,533
                                                         --------------
                                                             50,883,466
                                                         --------------
         Electric Utilities -- 2.2%
           American Electric Power Co., Inc...    29,757        813,259
           Consolidated Edison, Inc...........   206,700      8,850,894
           Dominion Resources, Inc............    56,736      3,114,806
           Entergy Corp.......................    62,357      2,842,856
           Exelon Corp........................   166,213      8,771,060
           FirstEnergy Corp...................   755,563     24,910,912
           FPL Group, Inc.....................    22,483      1,351,903
           Progress Energy, Inc...............   138,444      6,001,547
           Southern Co........................   567,154     16,101,502
           TXU Corp...........................    33,063        617,617
                                                         --------------
                                                             73,376,356
                                                         --------------
         Electrical Equipment -- 0.2%
           Emerson Electric Co................   109,770      5,581,805
           Molex, Inc. (Class "A" Stock)......    74,927      1,490,298
                                                         --------------
                                                              7,072,103
                                                         --------------
         Electronic Equipment & Instruments -- 0.1%
           Agilent Technologies, Inc.(a)......    39,014        700,691
           Celestica, Inc. (Canada)(a)........    86,400      1,218,240
           Flextronics International, Ltd.
            (Singapore)(a)....................    28,226        231,171
           Jabil Circuit, Inc.(a).............    18,449        330,606
                                                         --------------
                                                              2,480,708
                                                         --------------
         Energy Equipment & Services -- 2.0%
           Baker Hughes, Inc..................    37,362      1,202,683
           BJ Services Co.(a).................   678,400     21,919,104

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Energy Equipment & Services (cont'd.)
         Nabors Industries, Ltd. (Barbados)(a).    39,675 $    1,399,337
         Noble Corp.(a)........................    38,551      1,355,068
         Schlumberger, Ltd.....................    52,901      2,226,603
         Transocean Sedco Forex, Inc.(b)....... 1,589,200     36,869,440
         Weatherford International, Ltd.(a)....    15,870        633,689
                                                          --------------
                                                              65,605,924
                                                          --------------
       Food & Drug Retailing -- 0.8%
         CVS Corp..............................    56,868      1,419,994
         Kroger Co.(a).........................   172,192      2,660,366
         Safeway, Inc..........................   440,400     10,287,744
         SYSCO Corp............................   110,430      3,289,710
         Walgreen Co...........................   252,640      7,374,562
                                                          --------------
                                                              25,032,376
                                                          --------------
       Food Products -- 0.9%
         ConAgra Foods, Inc....................    90,394      2,260,754
         General Mills, Inc....................   258,505     12,136,810
         Hershey Foods Corp....................    17,127      1,155,045
         Kellogg Co............................    30,550      1,046,948
         Kraft Foods, Inc. (Class "A" Stock)...   180,813      7,039,050
         Sara Lee Corp.........................   122,333      2,753,716
         Unilever NV, ADR (Netherlands)........    62,600      3,863,046
                                                          --------------
                                                              30,255,369
                                                          --------------
       Gas Utilities
         Kinder Morgan, Inc....................    25,723      1,087,311
                                                          --------------
       Health Care Equipment & Supplies -- 0.6%
         Advanced Medical Optics, Inc.(a)......         1             12
         Applera Corp. - Applied Biosystems
          Group................................   250,200      4,388,508
         Baxter International, Inc.............    85,964      2,406,992
         Guidant Corp.(a)......................    33,063      1,019,993
         Medtronic, Inc........................   161,648      7,371,149
         St. Jude Medical, Inc.(a).............   102,500      4,071,300
         Stryker Corp..........................    19,838      1,331,527
                                                          --------------
                                                              20,589,481
                                                          --------------
       Health Care Providers & Services -- 0.7%
         AmerisourceBergen Corp................     9,919        538,701
         Cardinal Health, Inc..................   105,801      6,262,361
         HCA-The Healthcare Co.................   297,532     12,347,578
         Quest Diagnostics, Inc.(a)............    16,532        940,671
         Tenet Healthcare Corp.(a).............    46,287        759,107
         UnitedHealth Group, Inc...............    32,836      2,741,806
                                                          --------------
                                                              23,590,224
                                                          --------------
       Hotels, Restaurants & Leisure -- 1.0%
         Carnival Corp.........................    56,273      1,404,011
         Darden Restaurants, Inc...............    33,526        685,607
         Harrah's Entertainment, Inc.(a).......    14,746        583,942
         International Game Technology(a)......     8,464        642,587
         Marriott International, Inc.
          (Class "A" Stock)....................   446,602     14,679,808
         McDonald's Corp.......................   163,728      2,632,746
         MGM Mirage, Inc.(a)...................   350,800     11,565,876
         Starbucks Corp.(a)....................     4,651         94,787
                                                          --------------
                                                              32,289,364
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Household Durables -- 0.3%
        American Greetings Corp.
         (Class "A" Stock)(a)...................     7,455 $      117,789
        Black & Decker Corp.....................     8,266        354,529
        Centex Corp.............................     5,422        272,185
        Fortune Brands, Inc.....................   150,414      6,995,755
        KB HOME.................................     4,719        202,209
        Leggett & Platt, Inc....................    18,912        424,385
        Maytag Corp.............................     7,660        218,310
        Newell Rubbermaid, Inc..................    25,591        776,175
        Pulte Homes, Inc........................     5,621        269,077
        Snap-on, Inc............................     6,019        169,194
        Stanley Works...........................     8,464        292,685
        Tupperware Corp.........................     6,087         91,792
        Whirlpool Corp..........................     6,414        334,939
                                                           --------------
                                                               10,519,024
                                                           --------------
      Household Products -- 0.9%
        Clorox Co...............................    41,990      1,732,087
        Colgate-Palmolive Co....................    79,087      4,146,531
        Kimberly-Clark Corp.....................   214,895     10,201,066
        Procter & Gamble Co.....................   158,801     13,647,358
                                                           --------------
                                                               29,727,042
                                                           --------------
      Industrial Conglomerates -- 1.6%
        3M Co...................................   329,821     40,666,929
        Tyco International, Ltd.................   613,570     10,479,776
                                                           --------------
                                                               51,146,705
                                                           --------------
      Insurance -- 7.3%
        ACE, Ltd................................    63,944      1,876,117
        AFLAC, Inc..............................    17,590        529,811
        Allstate Corp...........................    94,891      3,510,018
        American International Group, Inc....... 1,585,184     91,702,894
        Berkshire Hathaway, Inc.
         (Class "A" Stock)(a)...................        75      5,456,250
        Chubb Corp..............................    20,433      1,066,603
        Hartford Financial Services Group, Inc..   862,980     39,205,181
        John Hancock Financial Services, Inc....    43,577      1,215,798
        Lincoln National Corp...................   535,389     16,907,585
        Loews Corp..............................   878,551     39,060,378
        Marsh & McLennan Cos., Inc..............   173,447      8,014,986
        MBIA, Inc...............................    31,674      1,389,222
        MetLife, Inc............................   173,509      4,691,683
        MGIC Investment Corp....................    27,178      1,122,451
        Platinum Underwriters Holdings, Ltd.
         (Bermuda)(a)...........................     7,609        200,497
        St. Paul Cos., Inc......................    90,751      3,090,072
        XL Capital, Ltd. (Class "A" Stock)
         (Bermuda)..............................   256,000     19,776,000
                                                           --------------
                                                              238,815,546
                                                           --------------
      Internet & Catalog Retail -- 0.4%
        eBay, Inc.(a)...........................    30,815      2,089,873
        USA Interactive(a)(b)...................   458,500     10,508,820
                                                           --------------
                                                               12,598,693
                                                           --------------
      Internet Software & Services
        Yahoo!, Inc.(a).........................    41,578        679,800
                                                           --------------

                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       IT Consulting & Services -- 0.1%
         Affiliated Computer Services, Inc.
          (Class "A" Stock)(a)..................    19,309 $    1,016,619
         Electronic Data Systems Corp...........    59,962      1,105,099
         Unisys Corp.(a)........................   127,642      1,263,656
                                                           --------------
                                                                3,385,374
                                                           --------------
       Leisure Equipment & Products -- 0.1%
         Eastman Kodak Co.......................    27,971        980,104
         Mattel, Inc............................    60,638      1,161,218
                                                           --------------
                                                                2,141,322
                                                           --------------
       Machinery -- 1.2%
         Caterpillar, Inc.......................    33,261      1,520,693
         Cummins, Inc...........................    88,600      2,492,318
         Danaher Corp...........................   114,243      7,505,765
         Deere & Co.............................   180,517      8,276,704
         Dover Corp.............................    31,079        906,264
         Eaton Corp.............................    13,820      1,079,480
         Illinois Tool Works, Inc...............    20,565      1,333,846
         Navistar International Corp.(a)........   159,400      3,875,014
         PACCAR, Inc............................   111,800      5,157,334
         Parker-Hannifin Corp...................    10,779        497,235
         SPX Corp.(a)...........................   139,000      5,205,550
                                                           --------------
                                                               37,850,203
                                                           --------------
       Media -- 5.3%
         AOL Time Warner, Inc.(a)...............   436,432      5,717,259
         Clear Channel Communications, Inc.(a)..   321,460     11,987,243
         Comcast Corp. (Class "A" Stock)(a).....   301,920      7,116,254
         Comcast Corp.
          (Special Class "A" Stock)(a)..........   305,015      6,890,289
         Gannett Co., Inc.......................    25,657      1,842,173
         Liberty Media Corp. (Class "A"
          Stock)(a).............................   866,304      7,744,758
         McGraw Hill, Inc.......................    18,648      1,127,085
         New York Times Co. (Class "A" Stock)...   690,647     31,583,287
         News Corp., Ltd., ADR (Australia)...... 1,099,200     24,896,880
         Omnicom Group, Inc.....................   247,310     15,976,226
         Tribune Co.............................    29,095      1,322,659
         Univision Communications, Inc.
          (Class "A" Stock)(a)(b)...............   228,000      5,586,000
         Viacom, Inc. (Class "B" Stock)(a)...... 1,193,930     48,664,587
         Walt Disney Co.........................   146,734      2,393,232
                                                           --------------
                                                              172,847,932
                                                           --------------
       Metals & Mining -- 5.0%
         Alcan, Inc. (Canada)...................   148,300      4,377,816
         Alcoa, Inc............................. 1,754,408     39,965,414
         Barrick Gold Corp. (Canada)............   124,400      1,917,004
         Companhia Vale do Rio Doce, ADR
          (Brazil).............................. 1,089,800     31,506,118
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)(b).......... 2,957,300     49,623,494
         Newmont Mining Corp.................... 1,228,230     35,655,517
                                                           --------------
                                                              163,045,363
                                                           --------------
       Multi-line Retail -- 4.0%
         Costco Wholesale Corp.(a).............. 1,226,574     34,417,666
         Family Dollar Stores, Inc..............    16,532        515,964

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Multi-line Retail  (cont'd.)
         Federated Department Stores, Inc.(a)..   512,963 $   14,752,816
         Kohl's Corp.(a).......................    21,028      1,176,517
         May Department Stores Co..............    16,267        373,816
         Sears, Roebuck & Co...................    39,609        948,635
         Target Corp...........................   503,769     15,113,070
         Wal-Mart Stores, Inc.(e).............. 1,258,257     63,554,561
                                                          --------------
                                                             130,853,045
                                                          --------------
       Multi-Utilities -- 0.1%
         Duke Energy Corp......................    79,351      1,550,519
         Mirant Corp.(a).......................    59,991        113,383
                                                          --------------
                                                               1,663,902
                                                          --------------
       Oil & Gas -- 5.8%
         Anadarko Petroleum Corp.(b)...........   500,100     23,954,790
         BP PLC, ADR (United Kingdom)..........    32,804      1,333,483
         Burlington Resources, Inc.............    52,901      2,256,228
         ChevronTexaco Corp....................   112,414      7,473,283
         ConocoPhillips, Inc...................    78,594      3,803,164
         Devon Energy Corp.....................    13,886        637,367
         Encana Corp. (Canada).................    53,364      1,659,620
         ExxonMobil Corp.(e)................... 1,465,292     51,197,302
         Kerr-McGee Corp.......................   459,400     20,351,420
         Royal Dutch Petroleum Co., ADR
          (Netherlands)........................    56,600      2,491,532
         Suncor Energy, Inc. (Canada).......... 1,325,000     20,716,387
         TotalFinaElf SA, ADR (France)(b)......   764,800     54,683,200
                                                          --------------
                                                             190,557,776
                                                          --------------
       Paper & Forest Products -- 1.4%
         International Paper Co................   771,250     26,970,612
         MeadWestvaco Corp.....................    39,676        980,394
         Weyerhaeuser Co.......................   378,208     18,611,616
                                                          --------------
                                                              46,562,622
                                                          --------------
       Personal Products -- 0.4%
         Avon Products, Inc....................   109,844      5,917,296
         Estee Lauder Cos., Inc.
          (Class "A" Stock)....................   156,600      4,134,240
         Gillette Co...........................    99,189      3,011,378
                                                          --------------
                                                              13,062,914
                                                          --------------
       Pharmaceuticals -- 10.7%
         Abbott Laboratories................... 1,138,376     45,535,040
         Bristol-Myers Squibb Co...............    92,576      2,143,134
         Eli Lilly & Co.(b)....................   545,448     34,635,948
         Johnson & Johnson.....................   898,167     48,240,550
         King Pharmaceuticals, Inc.(a).........    19,838        341,015
         Merck & Co., Inc......................   215,604     12,205,343
         Novartis AG, ADR (Switzerland)........   146,600      5,384,618
         Pfizer, Inc.(e)....................... 2,129,323     65,093,404
         Pharmacia Corp........................ 1,154,655     48,264,579
         Schering-Plough Corp..................   237,021      5,261,866
         Sepracor, Inc.(a).....................   972,000      9,399,240
         Teva Pharmaceutical Industries, Ltd.,
          ADR (Israel).........................   817,213     31,552,594
         Wyeth................................. 1,154,933     43,194,494
                                                          --------------
                                                             351,251,825
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Real Estate Investment Trust -- 0.1%
        CarrAmerica Realty Corp.................    33,900 $      849,195
        Equity Office Properties Trust..........    40,205      1,004,321
        iStar Financial, Inc....................    79,600      2,232,780
                                                           --------------
                                                                4,086,296
                                                           --------------
      Road & Rail -- 0.4%
        Burlington Northern Santa Fe Corp.......    62,423      1,623,622
        Canadian National Railway Co.
         (Canada)...............................   195,700      8,133,292
        Union Pacific Corp......................    40,601      2,430,782
                                                           --------------
                                                               12,187,696
                                                           --------------
      Semiconductor Equipment & Products -- 4.6%
        Altera Corp............................. 1,087,100     13,403,943
        Analog Devices, Inc.(a).................    75,846      1,810,444
        Applied Materials, Inc.(a).............. 1,040,821     13,561,898
        Axcelis Technologies, Inc.(a)...........    31,410        176,179
        Intel Corp.............................. 3,273,379     50,966,511
        KLA-Tencor Corp.(a)(b)..................   211,224      7,470,993
        Linear Technology Corp..................    80,400      2,067,888
        Maxim Integrated Products, Inc..........    43,048      1,422,306
        Micron Technology, Inc.(a)(b)...........   580,528      5,654,343
        Novellus Systems, Inc.(a)(b)............   342,300      9,611,784
        STMicroelectronics NV (Switzerland).....   891,300     17,389,263
        Teradyne, Inc.(a).......................   135,700      1,765,457
        Texas Instruments, Inc.................. 1,658,818     24,898,858
        Xilinx, Inc.(a).........................    50,851      1,047,530
                                                           --------------
                                                              151,247,397
                                                           --------------
      Software -- 4.4%
        Adobe Systems, Inc......................    21,888        542,844
        BEA Systems, Inc.(a)....................   411,100      4,715,317
        BMC Software, Inc.(a)...................   772,441     13,216,466
        Computer Associates International, Inc..    10,260        138,510
        Electronic Arts, Inc.(a)................     5,224        259,998
        Intuit, Inc.(a).........................    23,607      1,107,640
        Microsoft Corp.(a)...................... 2,076,692    107,364,976
        Oracle Corp.(a)......................... 1,185,595     12,804,426
        PeopleSoft, Inc.(a).....................    29,889        546,969
        Rational Software Corp.(a)..............    13,315        138,343
        Siebel Systems, Inc.(a).................    32,798        245,329
        VERITAS Software Corp.(a)...............    91,390      1,427,512
                                                           --------------
                                                              142,508,330
                                                           --------------
      Specialty Retail -- 1.5%
        Bed Bath & Beyond, Inc.(a)..............    18,912        653,031
        Best Buy Co., Inc.(a)...................   193,358      4,669,596
        CarMax, Inc.(a).........................   515,786      9,222,254
        Circuit City Stores-Circuit City
         Group, Inc............................. 1,659,833     12,315,961
        Home Depot, Inc.........................   768,790     18,420,208
        Lowe's Cos., Inc........................   100,908      3,784,050
        The Gap, Inc............................    81,401      1,263,343
                                                           --------------
                                                               50,328,443
                                                           --------------
      Textiles & Apparel
        NIKE, Inc. (Class "B" Stock)............    29,624      1,317,379
                                                           --------------
      Tobacco -- 1.1%
        Philip Morris Cos., Inc.................   918,904     37,243,179
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
          COMMON STOCKS                       Shares       (Note 2)
          (Continued)                        ---------- --------------
          Wireless Telecommunication Services -- 0.4%
            AT&T Wireless Services, Inc.(a).  2,058,358 $   11,629,723
            Nextel Communications, Inc.
             (Class "A" Stock)(a)...........    114,596      1,323,584
            Sprint Corp. (PCS Group)(a).....     33,063        144,816
            Vodafone Group PLC, ADR
             (United Kingdom)...............     81,335      1,473,790
                                                        --------------
                                                            14,571,913
                                                        --------------
          TOTAL COMMON STOCKS
           (cost $3,702,217,544)......................   3,102,066,841
                                                        --------------
          PREFERRED STOCK -- 0.6%
          Automobiles
            Porsche AG (Germany)(b)
             (cost $19,673,288).............     45,363     18,850,118
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
          CONVERTIBLE BOND -- 0.1%           ----------
          Semiconductor Equipment & Products
            Teradyne, Inc., 3.75%, 10/15/06
             (cost $4,950,395).............. $    4,575      4,093,207
                                                        --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $3,726,841,227).......................  3,125,010,166
                                                        --------------

                                                              Value
       SHORT-TERM                              Shares        (Note 2)
       INVESTMENTS -- 6.1%                   ------------ --------------
       Mutual Fund -- 4.9%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)(c).......................  158,552,326 $  158,552,326
                                                          --------------

                                              Principal
                                               Amount
                                                (000)
                                             ------------
       Repurchase Agreement -- 1.2%
         State Street Bank & Trust Co.
          Repurchase Agreement,
          0.75%, 1/2/03(d).................. $     40,516     40,516,422
                                                          --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $199,068,748)..............................    199,068,748
                                                          --------------
       TOTAL INVESTMENTS -- 101.5%
        (cost $3,925,909,975; Note 6)....................  3,324,078,914
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(f).....................................         33,700
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (1.5)%.................................    (50,121,149)
                                                          --------------
       NET ASSETS -- 100%................................ $3,273,991,465
                                                          ==============

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $51,809,934; cash collateral $54,112,368 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $40,518,110 due 01/02/03. The value of the collateral including accrued interest was $41,332,949.

(e)Security segregated as collateral for futures contracts.

(f)Open futures contracts as of December 31, 2002 were as follows:

   Number of                  Expiration  Value at       Value at       Unrealized
   Contracts        Type         Date    Trade Date  December 31, 2002 Depreciation
--------------- ------------- ---------- ----------- ----------------- ------------
Long Positions:
      97        S&P 500 Index   Mar 03   $21,660,850    $21,313,325     $(347,525)

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                           ---------------------------
                           FLEXIBLE MANAGED PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 83.5%                    Value
                                               Shares     (Note 2)
         COMMON STOCKS -- 59.6%                ------- ---------------
         Advertising
           Catalina Marketing Corp.(a)........   8,600 $       159,100
                                                       ---------------
         Aerospace/Defense -- 1.1%
           Boeing Co.......................... 339,400      11,196,806
           General Dynamics Corp..............  30,100       2,389,037
           Goodrich Corp......................  75,200       1,377,664
           Lockheed Martin Corp...............  66,600       3,846,150
           Northrop Grumman Corp.(b)..........  43,600       4,229,200
           United Technologies Corp........... 191,600      11,867,704
                                                       ---------------
                                                            34,906,561
                                                       ---------------
         Apparel -- 0.1%
           Liz Claiborne, Inc.................  36,600       1,085,190
           V.F. Corp..........................  51,500       1,856,575
                                                       ---------------
                                                             2,941,765
                                                       ---------------
         Autos - Cars & Trucks -- 0.5%
           ArvinMeritor, Inc..................  32,800         546,776
           Borg-Warner, Inc...................  50,700       2,556,294
           Delphi Corp........................   5,200          41,860
           General Motors Corp.(b)............ 266,934       9,839,187
           Lear Corp.(a)......................  43,400       1,444,352
                                                       ---------------
                                                            14,428,469
                                                       ---------------
         Banks and Savings & Loans -- 3.9%
           AmSouth Bancorp....................  34,000         652,800
           Astoria Financial Corp.............  73,600       1,998,240
           Bank One Corp.(b).................. 261,200       9,546,860
           BankAmerica Corp................... 395,741      27,531,701
           Banknorth Group, Inc...............  48,400       1,093,840
           Charter One Financial, Inc.........  55,970       1,608,018
           Colonial BancGroup, Inc............   3,300          39,369
           Comerica, Inc......................  96,400       4,168,336
           Golden West Financial Corp......... 105,300       7,561,593
           Greater Bay Bancorp(b).............  67,600       1,168,804
           GreenPoint Financial Corp..........  71,100       3,212,298
           Hibernia Corp. (Class "A" Stock)...  15,100         290,826
           Independence Community Bank Corp...  16,600         421,308
           KeyCorp............................ 103,000       2,589,420
           National City Corp................. 295,300       8,067,596
           New York Community Bancorp, Inc....  78,800       2,275,744
           North Fork Bancorporation, Inc.(b).   7,200         242,928
           PNC Bank Corp...................... 111,800       4,684,420
           Roslyn Bancorp, Inc................  33,400         602,202
           Suntrust Banks, Inc................  65,700       3,739,644
           U.S. Bancorp....................... 595,832      12,643,555
           Union Planters Corp................ 109,150       3,071,481
           Wachovia Corp...................... 262,600       9,569,144
           Webster Financial Corp.............  24,800         863,040
           Wells Fargo & Co................... 321,700      15,078,079
           Zions Bancorp......................  11,500         452,514
                                                       ---------------
                                                           123,173,760
                                                       ---------------
         Chemicals -- 0.6%
           A. Schulman, Inc...................   3,500          65,135
           Air Products & Chemicals, Inc......  25,200       1,077,300
           Airgas, Inc.(a)....................  21,200         365,700
           Ashland, Inc.......................  19,100         544,923
           Cytec Industries, Inc.(a)..........   6,000         163,680
           Dow Chemical Co....................   2,900          86,130

                                                               Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Chemicals (cont'd.)
       E.I. du Pont de Nemours & Co.............    98,700 $     4,184,880
       Eastman Chemical Co......................    16,000         588,320
       Engelhard Corp...........................    77,900       1,741,065
       FMC Corp.(a).............................    27,500         751,300
       Hercules, Inc.(a)........................    52,000         457,600
       International Flavors & Fragrances, Inc..    31,700       1,112,670
       Lubrizol Corp............................     9,000         274,500
       PPG Industries, Inc......................    24,100       1,208,615
       Praxair, Inc.............................    40,000       2,310,800
       RPM, Inc.................................    20,700         316,296
       Sherwin-Williams Co......................    91,100       2,573,575
                                                           ---------------
                                                                17,822,489
                                                           ---------------
     Commercial Services -- 0.6%
       Acxiom Corp.(a)..........................    17,900         275,302
       Apollo Group, Inc. (Class "A" Stock)(a)..   107,200       4,716,800
       ChoicePoint, Inc(a)......................       200           7,898
       Deluxe Corp..............................    58,400       2,458,640
       eBay, Inc.(a)............................    56,700       3,845,394
       H&R Block, Inc...........................   216,200       8,691,240
       Harte-Hanks, Inc.........................    21,650         404,205
       Robert Half International, Inc.(a).......     9,000         144,990
                                                           ---------------
                                                                20,544,469
                                                           ---------------
     Computers -- 2.2%
       Dell Computer Corp.(a)...................   953,000      25,483,220
       Hewlett-Packard Co.......................   647,765      11,245,200
       International Business Machines
        Corp.(b)................................   420,200      32,565,500
                                                           ---------------
                                                                69,293,920
                                                           ---------------
     Computer Services -- 4.5%
       Automatic Data Processing, Inc...........    58,900       2,311,825
       CheckFree Corp.(a)(b)....................    53,800         860,854
       Cisco Systems, Inc.(a)................... 2,354,000      30,837,400
       Citrix Systems, Inc.(a)..................   101,800       1,254,176
       Electronic Arts, Inc.(a).................    92,200       4,588,794
       First Data Corp..........................    81,800       2,896,538
       Imation Corp.(a).........................     7,800         273,624
       Lexmark International, Inc.(a)...........   151,600       9,171,800
       McDATA Corp. (Class "A" Stock)(a)........   108,900         773,190
       Microsoft Corp.(a)....................... 1,365,800      70,611,860
       NCR Corp.(a).............................       400           9,496
       Oracle Corp.(a)..........................   847,300       9,150,840
       Reynolds & Reynolds Co.
        (Class "A" Stock).......................     3,800          96,786
       Sabre Holdings Corp.(a)..................    89,500       1,620,845
       Sybase, Inc.(a)..........................    45,400         608,360
       Symantec Corp.(a)(b).....................   179,700       7,279,647
                                                           ---------------
                                                               142,346,035
                                                           ---------------
     Construction -- 0.3%
       D.R. Horton, Inc.........................    68,700       1,191,945
       KB HOME..................................    90,400       3,873,640
       Lennar Corp.(b)..........................    49,200       2,538,720
       Pulte Homes, Inc.........................    37,000       1,771,190
       Standard Pacific Corp....................    29,900         740,025
                                                           ---------------
                                                                10,115,520
                                                           ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
         COMMON STOCKS                         Shares      (Note 2)
         (Continued)                          --------- ---------------
         Consumer Products
           Blyth, Inc........................     2,700 $        72,252
                                                        ---------------
         Containers & Packaging -- 0.1%
           Ball Corp.........................    62,800       3,214,732
           Pactiv Corp.(a)...................    66,400       1,451,504
                                                        ---------------
                                                              4,666,236
                                                        ---------------
         Cosmetics & Soaps -- 1.2%
           Avon Products, Inc.(b)............    82,400       4,438,888
           Colgate-Palmolive Co..............    89,200       4,676,756
           Dial Corp.........................    46,000         937,020
           Gillette Co.......................    32,300         980,628
           Procter & Gamble Co...............   324,700      27,904,718
                                                        ---------------
                                                             38,938,010
                                                        ---------------
         Diversified Operations -- 3.1%
           3M Co.............................   130,800      16,127,640
           Acuity Brands, Inc................     9,800         132,692
           Cendant Corp.(a)(b)...............   921,400       9,656,272
           Cooper Industries, Ltd.
            (Class "A" Stock)................    46,200       1,683,990
           Crane Co..........................    17,000         338,810
           Donaldson Co., Inc................       200           7,200
           General Electric Co............... 1,898,200      46,221,170
           Harsco Corp.......................     9,200         293,388
           Lancaster Colony Corp.............    12,600         492,408
           Pentair, Inc......................    30,200       1,043,410
           SPX Corp.(a)......................     7,800         292,110
           Trinity Industries, Inc...........    17,500         331,800
           Tyco International, Ltd........... 1,288,850      22,013,558
                                                        ---------------
                                                             98,634,448
                                                        ---------------
         Drugs & Medical Supplies -- 7.3%
           Abbott Laboratories...............   244,600       9,784,000
           Advanced Medical Optics, Inc.(a)..    23,555         281,953
           AdvancePCS(a).....................    14,600         324,266
           Allergan, Inc.....................    89,000       5,128,180
           Amgen, Inc.(a)....................   533,808      25,804,279
           Applera Corp.--Applied Biosystems
            Group............................    52,200         915,588
           Beckman Coulter, Inc..............     6,800         200,736
           Becton, Dickinson & Co............   172,000       5,278,680
           Boston Scientific Corp.(a)........    51,100       2,172,772
           C.R. Bard, Inc....................    73,100       4,239,800
           Cardinal Health, Inc..............   190,600      11,281,614
           Cytyc Corp.(a)....................    40,600         414,120
           Forest Laboratories, Inc.(a)......    32,700       3,211,794
           Guidant Corp.(a)..................   243,900       7,524,315
           Johnson & Johnson.................   868,198      46,630,915
           Lilly (Eli) & Co..................    87,600       5,562,600
           McKesson Corp.....................    43,000       1,162,290
           Medtronic, Inc....................   150,400       6,858,240
           Merck & Co., Inc..................   498,900      28,242,729
           Pfizer, Inc....................... 1,712,225      52,342,718
           Pharmacia Corp....................   123,600       5,166,480
           St. Jude Medical, Inc.(a).........    14,900         591,828
           STERIS Corp.(a)...................    47,600       1,154,300
           Stryker Corp.(b)..................   119,400       8,014,128
                                                        ---------------
                                                            232,288,325
                                                        ---------------

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Electronics -- 1.1%
         Cree, Inc.(a).........................     7,700 $       125,895
         DSP Group, Inc.(a)....................    12,700         200,914
         Emerson Electric Co.(b)...............   144,300       7,337,655
         Gentex Corp.(a).......................    48,300       1,528,212
         Jabil Circuit, Inc.(a)................    70,200       1,257,984
         ParthusCeva, Inc.(a)..................     6,433          38,019
         QLogic Corp.(a)(b)....................   339,700      11,723,047
         RF Micro Devices, Inc.(a).............   130,800         958,764
         Texas Instruments, Inc................   890,600      13,367,906
                                                          ---------------
                                                               36,538,396
                                                          ---------------
       Financial Services -- 5.5%
         American Express Co...................    24,700         873,145
         Capital One Financial Corp.(b)........   110,700       3,290,004
         Citigroup, Inc........................ 1,070,162      37,659,001
         Countrywide Credit Industries, Inc....   154,100       7,959,265
         Dun & Bradstreet Corp.(a).............    13,300         458,717
         Federal National Mortgage Assn........   382,300      24,593,359
         FleetBoston Financial Corp............   364,551       8,858,589
         Freddie Mac...........................   327,600      19,344,780
         Household International Corp..........   438,292      12,188,900
         Indymac Bancorp, Inc.(a)..............    28,000         517,720
         J.P. Morgan Chase & Co................   891,410      21,393,840
         John Hancock Financial Services, Inc..   166,800       4,653,720
         MBIA, Inc.(b).........................    31,600       1,385,976
         MBNA Corp.............................   392,250       7,460,595
         Morgan Stanley........................    25,990       1,037,521
         SLM Corp..............................    45,200       4,694,472
         Sovereign Bancorp, Inc.(b)............    66,100         928,705
         Washington Mutual, Inc................   510,300      17,620,659
                                                          ---------------
                                                              174,918,968
                                                          ---------------
       Food & Beverage -- 2.9%
         Anheuser Busch Cos., Inc..............   403,300      19,519,720
         Archer-Daniels-Midland Co.............    30,479         377,940
         Campbell Soup Co......................    26,900         631,343
         Coca-Cola Co..........................   383,100      16,787,442
         ConAgra, Inc..........................   154,600       3,866,546
         Coors (Adolph) Co. (Class "B" Stock)..    16,200         992,250
         Dean Foods Co.(a).....................    14,900         552,790
         Dole Food Co., Inc....................    24,100         785,178
         General Mills, Inc....................    21,400       1,004,730
         Interstate Bakeries Corp..............    18,300         279,075
         Kellogg Co............................     4,600         157,642
         Kroger Co.(a).........................   588,100       9,086,145
         Monsanto Co...........................    46,142         888,234
         Pepsi Bottling Group, Inc.............   185,600       4,769,920
         PepsiAmericas, Inc....................    15,400         206,822
         PepsiCo, Inc..........................   364,620      15,394,256
         Sara Lee Corp.........................   284,000       6,392,840
         Smithfield Foods, Inc.(a).............    10,600         210,304
         SUPERVALU, Inc........................    81,800       1,350,518
         Sysco Corp............................     9,000         268,110
         Tyson Foods, Inc. (Class "A" Stock)...   118,943       1,334,540
         Unilever NV(b)........................    80,042       4,939,392
         Whole Foods Market, Inc.(a)...........    33,900       1,787,547
                                                          ---------------
                                                               91,583,284
                                                          ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
        COMMON STOCKS                           Shares     (Note 2)
        (Continued)                             ------- ---------------
        Forest Products -- 0.4%
          Boise Cascade Corp...................   6,200 $       156,364
          Georgia-Pacific Corp................. 179,000       2,892,640
          International Paper Co............... 241,481       8,444,591
          Longview Fibre Co.(a)................   2,700          19,521
          Louisiana-Pacific Corp.(a)...........  73,200         589,992
          Weyerhaeuser Co......................  10,600         521,626
                                                        ---------------
                                                             12,624,734
                                                        ---------------
        Gas Pipelines -- 0.1%
          Sempra Energy........................ 142,673       3,374,216
                                                        ---------------
        Healthcare -- 0.1%
          Anthem, Inc.(a)......................   2,500         157,250
          Lincare Holdings, Inc.(a)............  63,200       1,998,384
                                                        ---------------
                                                              2,155,634
                                                        ---------------
        Hospital Management -- 0.8%
          Express Scripts, Inc.(a)(b).......... 170,900       8,210,036
          Hillenbrand Industries, Inc..........  16,600         801,946
          Humana, Inc.(a)(b)...................  54,600         546,000
          Manor Care, Inc.(a)(b)...............  10,300         191,683
          Oxford Health Plans, Inc.(a).........  17,200         626,940
          PacifiCare Health Systems, Inc.(a)...  33,000         927,300
          Tenet Healthcare Corp.(a)............  37,500         615,000
          UnitedHealth Group, Inc.(b).......... 174,300      14,554,050
                                                        ---------------
                                                             26,472,955
                                                        ---------------
        Household & Personal Care Products -- 0.7%
          Clorox Co............................ 173,700       7,165,125
          Kimberly-Clark Corp.................. 302,700      14,369,169
                                                        ---------------
                                                             21,534,294
                                                        ---------------
        Housing Related -- 0.2%
          Masco Corp........................... 190,500       4,010,025
          Maytag Corp..........................  94,100       2,681,850
                                                        ---------------
                                                              6,691,875
                                                        ---------------
        Insurance -- 2.4%
          Aetna, Inc...........................  13,700         563,344
          AFLAC, Inc...........................  17,500         527,100
          Allmerica Financial Corp.(a).........  28,200         284,820
          Allstate Corp........................  56,800       2,101,032
          American Financial Group, Inc........  11,300         260,691
          American International Group, Inc.... 409,535      23,691,600
          AmerUs Group Co......................  15,800         446,666
          Aon Corp.............................  20,400         385,356
          CIGNA Corp........................... 123,000       5,057,760
          Everest Re Group, Ltd................  11,000         608,300
          Fidelity National Financial, Inc.(b).  67,009       2,199,905
          Marsh & McLennan Cos., Inc...........  70,800       3,271,668
          MetLife, Inc.(b)..................... 413,100      11,170,224
          MGIC Investment Corp................. 115,000       4,749,500
          Ohio Casualty Corp.(a)...............   2,000          25,900
          Old Republic International Corp......  37,900       1,061,200
          PMI Group, Inc.......................  30,700         922,228
          Principal Financial Group, Inc.......  83,400       2,512,842
          Progressive Corp.(a).................  32,800       1,627,864
          Radian Group, Inc....................  28,400       1,055,060
          Torchmark Corp.......................  74,800       2,732,444

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- ---------------
       Insurance (cont'd.)
         Travelers Property Casualty Corp.
          (Class "A" Stock)(a)(b)..............    74,088 $     1,085,389
         Travelers Property Casualty Corp.
          (Class "B" Stock)(a).................   443,939       6,503,707
         UnumProvident Corp....................   175,770       3,083,006
                                                          ---------------
                                                               75,927,606
                                                          ---------------
       Leisure -- 0.4%
         Carnival Corp.........................    55,600       1,387,220
         Harrah's Entertainment, Inc.(a).......   149,900       5,936,040
         Loews Corp............................   115,300       5,126,238
         Mandalay Resort Group(a)..............    14,800         453,028
         Park Place Entertainment Corp.(a).....   118,400         994,560
                                                          ---------------
                                                               13,897,086
                                                          ---------------
       Machinery -- 0.3%
         Albany International Corp.
          (Class "A" Stock)....................     8,800         181,808
         Deere & Co............................    13,200         605,220
         Harley-Davidson, Inc..................   164,600       7,604,520
         Tecumseh Products Co.
          (Class "A" Stock)....................     4,600         202,998
                                                          ---------------
                                                                8,594,546
                                                          ---------------
       Manufacturing -- 0.4%
         Black & Decker Corp...................    20,300         870,667
         Honeywell, Inc........................   292,300       7,015,200
         Illinois Tool Works, Inc..............    68,900       4,468,854
         Precision Castparts Corp..............    23,500         569,875
         York International Corp...............     6,800         173,876
                                                          ---------------
                                                               13,098,472
                                                          ---------------
       Media -- 2.5%
         AOL Time Warner, Inc.(a).............. 1,151,450      15,083,995
         Belo Corp. (Class "A" Stock)..........    11,700         249,444
         Clear Channel Communications, Inc.(a).   314,100      11,712,789
         Comcast Corp. (Special Class "A"
          Stock)(a)............................    48,082       1,133,293
         Gannett Co., Inc......................   182,100      13,074,780
         McGraw-Hill Cos., Inc.................    73,900       4,466,516
         Meredith Corp.........................    14,700         604,317
         Tribune Co............................   131,500       5,977,990
         Viacom, Inc. (Class "B" Stock)(a).....   545,138      22,219,825
         Walt Disney Co........................   274,800       4,481,988
                                                          ---------------
                                                               79,004,937
                                                          ---------------
       Metals-Non Ferrous -- 0.1%
         Alcan Aluminum, Ltd...................    21,400         631,728
         Alcoa Inc.............................    85,800       1,954,524
                                                          ---------------
                                                                2,586,252
                                                          ---------------
       Metal-Steel -- 0.1%
         AK Steel Holding Corp.(a).............    42,100         336,800
         Kaydon Corp...........................     4,100          86,961
         Nucor Corp............................     7,400         305,620
         United States Steel Corp..............   126,100       1,654,432
         Worthington Industries, Inc...........    28,800         438,912
                                                          ---------------
                                                                2,822,725
                                                          ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
        COMMON STOCKS                          Shares      (Note 2)
        (Continued)                           --------- ---------------
        Mineral Resources
          Minerals Technologies, Inc.........    10,300 $       444,445
                                                        ---------------
        Miscellaneous Consumer Growth -- 0.1%
          American Greetings Corp.
           (Class "A" Stock)(a)(b)...........    60,900         962,220
          Energizer Holdings, Inc.(a)........    48,000       1,339,200
                                                        ---------------
                                                              2,301,420
                                                        ---------------
        Office Equipment & Supplies -- 0.1%
          Pitney Bowes, Inc..................    39,100       1,277,006
          Xerox Corp.(a).....................    71,900         578,795
                                                        ---------------
                                                              1,855,801
                                                        ---------------
        Oil & Gas -- 3.5%
          Amerada Hess Corp..................    69,800       3,842,490
          Anadarko Petroleum Corp............    73,300       3,511,070
          ChevronTexaco Corp.................   237,128      15,764,270
          Conoco, Inc. (Class "B" Stock).....   285,667      13,823,426
          Devon Energy Corp..................    25,500       1,170,450
          Exxon Mobil Corp................... 1,456,916      50,904,645
          Kinder Morgan, Inc.(b).............    50,800       2,147,316
          Marathon Oil Corp..................   176,600       3,759,814
          McDermott International, Inc.(a)...     1,400           6,132
          Nicor, Inc.........................    35,500       1,208,065
          Occidental Petroleum Corp..........   275,300       7,832,285
          Royal Dutch Petroleum Co...........   104,300       4,591,286
          Transocean, Inc....................    82,000       1,902,400
                                                        ---------------
                                                            110,463,649
                                                        ---------------
        Pharmaceuticals -- 0.9%
          AmerisourceBergen Corp.............    11,000         597,410
          Bristol-Myers Squibb Co............   362,900       8,401,135
          Chiron Corp.(a)(b).................   155,800       5,858,080
          King Pharmaceuticals, Inc.(a)......    54,600         938,574
          Mylan Laboratories, Inc............    88,900       3,102,610
          Wyeth..............................   249,000       9,312,600
                                                        ---------------
                                                             28,210,409
                                                        ---------------
        Photography -- 0.1%
          Eastman Kodak Co.(b)...............   102,800       3,602,112
                                                        ---------------
        Printing & Publishing
          Glatfelter.........................     4,500          59,220
          Knight-Ridder, Inc.................    12,700         803,275
          Lee Enterprises, Inc...............       200           6,704
          Reader's Digest Association, Inc.
           (Class "A" Stock).................       100           1,510
          R.R. Donnelley & Sons Co...........    24,400         531,188
          Valassis Communications, Inc.(a)...     2,900          85,347
                                                        ---------------
                                                              1,487,244
                                                        ---------------
        Railroads -- 0.3%
          Burlington Northern Sante Fe Corp..    98,000       2,548,980
          CSX Corp...........................    30,800         871,948
          Union Pacific Corp.................   100,100       5,992,987
                                                        ---------------
                                                              9,413,915
                                                        ---------------
        Real Estate Investment Trust -- 0.1%
          Equity Office Properties Trust.....   151,100       3,774,478
                                                        ---------------

                                                             Value
       COMMON STOCKS                            Shares      (Note 2)
       (Continued)                             --------- ---------------
       Restaurants -- 0.3%
         Bob Evans Farms, Inc.................    10,400 $       242,840
         CBRL Group, Inc.(b)..................    17,700         533,301
         Darden Restaurants, Inc..............    18,000         368,100
         McDonald's Corp......................   306,600       4,930,128
         Papa John's International, Inc.(a)...    18,400         512,992
         Yum! Brands, Inc.(a).................   144,000       3,487,680
                                                         ---------------
                                                              10,075,041
                                                         ---------------
       Retail -- 4.2%
         Abercrombie & Fitch Co.
          (Class "A" Stock)(a)(b).............   133,600       2,733,456
         Albertson's, Inc.(b).................   189,561       4,219,628
         AutoZone, Inc.(a)....................    52,900       3,737,385
         Bed Bath & Beyond, Inc.(a)...........    28,100         970,293
         Big Lots, Inc.(a)....................    45,700         604,611
         Claire's Stores, Inc.................     1,000          22,070
         Dillards, Inc.(b)....................    15,100         239,486
         Federated Department Stores, Inc.(a).   183,900       5,288,964
         Home Depot, Inc......................   711,750      17,053,530
         Jones Apparel Group, Inc.(a).........   142,000       5,032,480
         Kohl's Corp.(a)......................       800          44,760
         Lowe's Cos., Inc.....................   429,800      16,117,500
         Neiman Marcus Group, Inc.
          (Class "A" Stock)(a)................     2,500          75,975
         NIKE, Inc. (Class "B" Stock).........     8,400         373,548
         Payless ShoeSource, Inc..............    11,000         566,170
         PETsMART, Inc.(a)....................   132,000       2,261,160
         Reebok International, Ltd.(a)(b).....    64,700       1,902,180
         Safeway, Inc.(a).....................   403,300       9,421,088
         Sears, Roebuck & Co..................   293,700       7,034,115
         Target Corp..........................    93,300       2,799,000
         TJX Cos., Inc.(b)....................    63,800       1,245,376
         Toys "R" Us, Inc.(a).................     4,800          48,000
         Wal-Mart Stores, Inc................. 1,017,400      51,388,874
         Williams-Sonoma, Inc.(a).............     9,500         257,925
         Winn-Dixie Stores, Inc.(a)(b)........   100,700       1,538,696
                                                         ---------------
                                                             134,976,270
                                                         ---------------
       Schools
         Education Management Corp.(a)........    28,100       1,056,560
                                                         ---------------
       Semiconductors -- 1.2%
         Altera Corp.(a)......................   405,400       4,998,582
         Intel Corp........................... 2,082,600      32,426,082
         Linear Technology Corp...............     8,000         205,760
         Maxim Integrated Products, Inc.......    24,900         822,696
                                                         ---------------
                                                              38,453,120
                                                         ---------------
       Telecommunications -- 3.2%
         Alltel Corp..........................    74,400       3,794,400
         AT&T Wireless Services, Inc.(a)...... 1,424,041       8,045,832
         Avocent Corp.(a).....................    10,000         222,200
         BellSouth Corp.......................   564,100      14,593,267
         Centurytel, Inc......................   120,400       3,537,352
         Citizens Communications Co.(a).......    32,600         343,930
         Motorola, Inc........................   503,000       4,350,950
         Nextel Communications, Inc.
          (Class "A" Stock)(a)(b).............   700,500       8,090,775

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                               Value
     COMMON STOCKS                                Shares      (Note 2)
     (Continued)                                 --------- ---------------
     Telecommunications (cont'd.)
       Price Communications Corp.(a)............    26,400 $       365,112
       QUALCOMM, Inc.(a)(b).....................   247,500       9,006,525
       SBC Communications, Inc..................   683,950      18,541,884
       Sprint Corp..............................   712,400      10,315,552
       Verizon Communications...................   500,788      19,405,535
                                                           ---------------
                                                               100,613,314
                                                           ---------------
     Tobacco -- 0.7%
       Philip Morris Cos., Inc..................   498,300      20,196,099
       R.J. Reynolds Tobacco Holdings, Inc......    11,533         485,655
                                                           ---------------
                                                                20,681,754
                                                           ---------------
     Trucking & Shipping -- 0.3%
       Federal Express Corp.(b).................   109,800       5,953,356
       J.B. Hunt Transport Services, Inc.(a)....    10,800         316,440
       Overseas Shipholding Group, Inc..........    11,600         207,640
       Ryder System, Inc........................    24,200         543,048
       United Parcel Service, Inc.
        (Class "B" Stock).......................    45,500       2,870,140
                                                           ---------------
                                                                 9,890,624
                                                           ---------------
     Utilities - Electric -- 1.0%
       AES Corp.(a).............................    58,500         176,670
       Allegheny Energy, Inc....................    48,900         369,684
       Alliant Energy Corp......................    38,200         632,210
       American Electric Power Co., Inc.(b).....   161,380       4,410,515
       CenterPoint Energy, Inc..................   198,400       1,686,400
       Cleco Corp...............................    33,200         464,800
       CMS Energy Corp..........................   109,100       1,029,904
       Dominion Resources, Inc..................    31,100       1,707,390
       Duke Energy Co...........................   100,400       1,961,816
       Edison International(a)..................   281,100       3,331,035
       Exelon Corp..............................    57,900       3,055,383
       NiSource, Inc............................   117,400       2,348,000
       PG&E Corp.(a)(b).........................   202,800       2,818,920
       Pinnacle West Capital Corp...............    35,800       1,220,422
       PPL Corp.................................    79,400       2,753,592
       Public Service Enterprise Group, Inc.(b).    26,100         837,810
       TXU Corp.(b).............................   172,100       3,214,828
       Weststar Energy, Inc.....................    25,400         251,460
       Xcel Energy, Inc.........................     9,700         106,700
                                                           ---------------
                                                                32,377,539
                                                           ---------------
     Waste Management -- 0.1%
       Allied Waste Industries, Inc.(a).........   104,200       1,042,000
       Republic Services, Inc.(a)...............    71,600       1,502,168
       Waste Management, Inc....................    39,500         905,340
                                                           ---------------
                                                                 3,449,508
                                                           ---------------
     TOTAL COMMON STOCKS
      (cost $2,232,618,985)...............................   1,895,284,542
                                                           ---------------
                                                  Units
                                                 ---------
     WARRANT(a)
     Mexico Debenture
      (cost $0)................................. 2,153,000           6,459
                                                           ---------------
                                                  Shares
                                                 ---------
     CONTINGENT VALUE OBLIGATION
     Progress Energy, Inc.(a)(f)
      (cost $4,459).............................     9,100               0
                                                           ---------------

                                   Moody's   Principal
           Interest   Maturity     Rating     Amount       Value
             Rate       Date     (Unaudited)   (000)      (Note 2)
           --------  --------    ----------- --------- ---------------
           LONG-TERM BONDS -- 23.9%
           Aerospace -- 0.4%
           Goodrich Corp.
            7.625%   12/15/12         Baa3    $1,660   $     1,714,071
           Lockheed Martin Corp.
             7.70%   06/15/08         Baa2     2,800         3,294,318
           Northrop Grumman Corp.
            7.125%   02/15/11         Baa3     3,500         3,978,075
           Raytheon Co.
             4.50%   11/15/07         Baa3     1,170         1,188,827
             8.30%   03/01/10         Baa3     1,400         1,664,100
           United Technologies Corp.
             6.35%   03/01/11          A2        825           929,437
             6.10%   05/15/12(b)       A2        450           503,145
                                                       ---------------
                                                            13,271,973
                                                       ---------------
           Airlines
           Continental Airlines, Inc.
            6.648%   03/15/19         Baa1       528           461,029
           Delta Air Lines, Inc.
             7.57%   11/18/10          A3        585           584,395
                                                       ---------------
                                                             1,045,424
                                                       ---------------
           Automobiles & Trucks -- 0.1%
           ArvinMeritor, Inc.
             8.75%   03/01/12(b)      Baa3       900           949,500
           Ford Motor Co.
             7.45%   07/16/31         Baa1     1,010           878,568
                                                       ---------------
                                                             1,828,068
                                                       ---------------
           Banks and Savings & Loans -- 0.2%
           National Westminster Bank PLC (United Kingdom)
            7.375%   10/01/09         Aa2      2,400         2,846,590
           Washington Mutual, Inc.
             5.50%   01/15/13          A3      1,940         1,977,832
           Wells Fargo Bank
             6.45%   02/01/11         Aa2      2,000         2,245,186
                                                       ---------------
                                                             7,069,608
                                                       ---------------
           Cable & Pay Television Systems -- 0.3%
           Continental Cablevision, Inc.
             8.30%   05/15/06         Baa3     4,000         4,333,152
           Cox Communications, Inc.
            7.125%   10/01/12         Baa2     2,500         2,776,835
           Rogers Cablesystems, Inc. (Canada)
            10.00%   03/15/05         Baa3     1,750         1,802,500
                                                       ---------------
                                                             8,912,487
                                                       ---------------
           Chemicals -- 0.1%
           Dow Chemical Co.
             5.75%   12/15/08          A3        400           417,396
             5.75%   11/15/09          A3      1,050         1,086,315
                                                       ---------------
                                                             1,503,711
                                                       ---------------
           Collateralized Mortgage Obligations -- 1.4%
           First Union National Bank Commercial Mortgage Trust
            7.202%   10/15/32        AAA(e)    1,700         1,984,646
           J.P. Morgan Commercial Mortgage Finance Corp.
            7.371%   08/15/32         Aaa      8,250         9,688,288
           KeyCorp
            7.727%   05/17/32         Aaa      9,000        10,718,203

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                     Moody's   Principal
           Interest     Maturity     Rating     Amount       Value
             Rate         Date     (Unaudited)   (000)      (Note 2)
           --------    --------    ----------- --------- ---------------
           LONG-TERM BONDS (Continued)
           Collateralized Mortgage Obligations (cont'd.)
           Morgan Stanley Dean Witter Capital Trust I
             7.20%     10/15/33       Aaa       $4,550   $     5,322,600
           PNC Mortgage Acceptance Corp.
             7.33%     12/10/32      AAA(e)      5,300         6,193,100
           Wachovia Bank Commercial Mortgage Trust
             4.98%     11/15/34       Aaa        3,200         3,272,453
           Washington Mutual, Inc.
            5.574%     04/26/32       Aaa        5,000         5,126,414
             4.38%     12/25/32       Aaa        2,000         2,010,140
                                                         ---------------
                                                              44,315,844
                                                         ---------------
           Commercial Services -- 0.1%
           Equifax, Inc.
             4.95%     11/01/07       Baa1         320           325,599
           USA Interactive
             7.00%     01/15/13       Baa3       1,175         1,214,978
                                                         ---------------
                                                               1,540,577
                                                         ---------------
           Computers
           Hewlett-Packard Co.
             7.15%     06/15/05        A3          240           263,787
           International Business Machines Corp.
            5.875%     11/29/32        A1        1,150         1,137,926
                                                         ---------------
                                                               1,401,713
                                                         ---------------
           Computer Services -- 0.1%
           Computer Sciences Corp.
             6.75%     06/15/06        A2          290           314,280
           Thomson Corp. (Canada)
             6.20%     01/05/12        A3        2,400         2,620,077
                                                         ---------------
                                                               2,934,357
                                                         ---------------
           Containers -- 0.1%
           Pactiv Corp.
             7.95%     12/15/25       Baa2       2,050         2,390,864
           Sealed Air Corp.
             8.75%     07/01/08       Baa3       1,350         1,483,388
                                                         ---------------
                                                               3,874,252
                                                         ---------------
           Diversified Operations
           Bombardier, Inc. (Canada)
             6.75%     05/01/12(b)     A3        1,580         1,406,200
                                                         ---------------
           Drugs & Medical Supplies -- 0.3%
           Columbia/HCA Healthcare Corp.
             6.91%     06/15/05       Ba1        1,990         2,091,004
           Pharmacia Corp.
             6.50%     12/01/18        A1        1,550         1,703,634
             6.75%     12/15/27        A1        3,715         4,263,353
                                                         ---------------
                                                               8,057,991
                                                         ---------------
           Financial Services -- 1.6%
           Boeing Capital Corp.
             5.80%     01/15/13        A3          805           815,309
           Capital One Bank Corp.
             6.50%     07/30/04       Baa2         300           293,397
            6.875%     02/01/06       Baa2         250           241,863
           CIT Group, Inc.
             5.50%     11/30/07        A2          970           991,708

                                  Moody's   Principal
           Interest  Maturity     Rating     Amount       Value
             Rate      Date     (Unaudited)   (000)      (Note 2)
           -------- --------    ----------- --------- --------------
           LONG-TERM BONDS (Continued)
           Financial Services (cont'd.)
           Citigroup, Inc.
            5.625%  08/27/12(b)    Aa2       $2,800   $    2,944,149
            6.625%  06/15/32(b)    Aa2        1,500        1,637,592
           ERAC USA Finance Co.(d)
             6.95%  03/01/04       Baa1       7,500        7,811,355
           Ford Motor Credit Corp.
             7.50%  03/15/05        A3        4,300        4,387,135
             7.60%  08/01/05        A3        2,100        2,144,195
            7.875%  06/15/10        A3        3,550        3,572,237
           General Electric Capital Corp.
            6.125%  02/22/11       Aaa        3,230        3,498,174
             5.45%  01/15/13       Aaa        1,250        1,298,420
             6.75%  03/15/32       Aaa        2,100        2,321,739
           General Motors Acceptance Corp.
            6.125%  01/22/08        A2        5,345        5,380,870
             5.85%  01/14/09        A2        2,800        2,690,215
           Goldman Sachs Group, Inc.
            6.875%  01/15/11       Aa3          770          859,505
             5.70%  09/01/12       Aa3        1,025        1,066,046
           Household Finance Corp.
             6.75%  05/15/11        A2          430          458,461
             7.00%  05/15/12        A2        2,635        2,886,087
            6.375%  11/27/12        A2           45           46,977
           HSBC Holdings PLC (United Kingdom)
             5.25%  12/12/12(b)     A1        2,420        2,480,449
           J.P. Morgan Chase & Co.
             5.25%  05/30/07        A1          210          222,008
             6.50%  01/15/09        A2        1,100        1,187,977
             5.75%  01/02/13        A2          640          648,097
           Lehman Brothers Holdings, Inc.
            6.625%  01/18/12        A2          825          913,135
           Verizon Global Funding Corp.
             7.75%  12/01/30        A2          510          593,924
                                                      --------------
                                                          51,391,024
                                                      --------------
           Food & Beverage -- 0.3%
           Archer-Daniels-Midland Co.
             7.00%  02/01/31        A1        3,155        3,632,818
           Coca Cola Bottling Co.
            6.375%  05/01/09       Baa2       3,500        3,825,059
           General Mills, Inc.
            5.125%  02/15/07       Baa2         350          371,851
           Pepsi Bottling Group LLC
            4.625%  11/15/12        A3        1,665        1,664,257
           Sara Lee Corp.
            6.125%  11/01/32        A3          545          573,934
           Unilever Capital Corp.
             5.90%  11/15/32        A1          750          767,201
                                                      --------------
                                                          10,835,120
                                                      --------------
           Forest Products & Paper -- 0.2%
           Boise Cascade Corp.
             7.50%  02/01/08       Baa3       2,450        2,548,122
           Weyerhaeuser Co.
            7.375%  03/15/32       Baa2       2,100        2,277,509
                                                      --------------
                                                           4,825,631
                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                   Moody's   Principal
           Interest   Maturity     Rating     Amount       Value
             Rate       Date     (Unaudited)   (000)      (Note 2)
           --------  --------    ----------- --------- ---------------
           LONG-TERM BONDS (Continued)
           Healthcare
           HEALTHSOUTH Corp.
            7.625%   06/01/12         Ba3     $  790   $       651,750
           Tenet Healthcare Corp.
             6.50%   06/01/12         Baa3       300           271,500
                                                       ---------------
                                                               923,250
                                                       ---------------
           Industrial -- 0.2%
           Cendant Corp.
             7.75%   12/01/03         Baa1     2,000         2,050,666
           Compania Sud Americana De Vapores SA (Chile)
            7.375%   12/08/03        BBB(e)    3,650         3,768,008
                                                       ---------------
                                                             5,818,674
                                                       ---------------
           Insurance -- 0.1%
           Axa (France)
             8.60%   12/15/30          A2        155           177,066
           Progressive Corp.
             6.25%   12/01/32          A2      1,050         1,077,278
           UnumProvident Corp.
            7.625%   03/01/11         Baa3       185           184,754
                                                       ---------------
                                                             1,439,098
                                                       ---------------
           Leisure & Tourism -- 0.1%
           ITT Corp.
             6.75%   11/15/03         Ba1      3,900         3,929,250
                                                       ---------------
           Machinery -- 0.1%
           Caterpillar, Inc.
             7.25%   09/15/09          A2      1,900         2,225,347
                                                       ---------------
           Media -- 0.4%
           AOL Time Warner, Inc.(d)
            7.625%   04/15/31         Baa1     2,600         2,672,238
           E.W. Scripps Co.
             5.75%   07/15/12          A2      1,100         1,185,224
           News America Holdings
             8.50%   02/15/05         Baa3     1,350         1,459,739
           United News & Media PLC (United Kingdom)(d)
             7.25%   07/01/04         Baa2     3,180         3,306,182
           Walt Disney Co.
             6.75%   03/30/06         Baa1     1,016         1,109,523
            5.375%   06/01/07         Baa1       225           237,739
            5.875%   12/15/17         Baa1     2,875         2,919,413
                                                       ---------------
                                                            12,890,058
                                                       ---------------
           Oil & Gas -- 0.4%
           B.J. Services Co.
             7.00%   02/01/06         Baa2     4,000         4,379,684
           Conoco, Inc.
             6.95%   04/15/29          A3        570           646,028
           ConocoPhillips
             8.75%   05/25/10(b)       A3      2,505         3,134,820
           Duke Energy Field Services LLC
            6.875%   02/01/11         Baa2       930           927,040
           Occidental Petroleum Corp.
             7.65%   02/15/06         Baa2     2,800         3,168,723
             6.75%   01/15/12         Baa2     1,200         1,366,878
                                                       ---------------
                                                            13,623,173
                                                       ---------------

                                  Moody's   Principal
           Interest  Maturity     Rating     Amount       Value
             Rate      Date     (Unaudited)   (000)      (Note 2)
           -------- --------    ----------- --------- ---------------
           LONG-TERM BONDS (Continued)
           Oil & Gas Exploration/Production -- 0.2%
           Ocean Energy, Inc.
            7.875%  08/01/03       Baa3      $ 3,750  $     3,829,688
           Parker & Parsley Petroleum Co.
            8.875%  04/15/05       Ba1         2,725        2,922,865
           Transocean, Inc.
            6.625%  04/15/11       Baa2          345          379,878
           Valero Energy Corp.
             6.70%  01/15/13       Baa2          550          562,807
                                                      ---------------
                                                            7,695,238
                                                      ---------------
           Printing -- 0.1%
           World Color Press, Inc.
            8.375%  11/15/08       Baa2        1,500        1,561,397
             7.75%  02/15/09       Baa2          515          532,007
                                                      ---------------
                                                            2,093,404
                                                      ---------------
           Real Estate Investment Trust -- 0.6%
           EOP Operating LP
             6.50%  06/15/04       Baa1        6,000        6,254,532
           ERP Operating LP
             7.10%  06/23/04(d)    Baa1        2,375        2,512,398
             6.63%  04/13/05       Baa1        1,650        1,754,523
           Felcor Suites LP
            7.375%  10/01/04       Ba3         1,900        1,890,500
           Simon Debartolo Group, Inc.
             6.75%  06/15/05       Baa2        5,000        5,379,135
                                                      ---------------
                                                           17,791,088
                                                      ---------------
           Retail -- 0.4%
           Kroger Co.
             7.25%  06/01/09       Baa3        3,400        3,854,777
           Safeway, Inc.
             6.50%  11/15/08       Baa2        2,100        2,313,457
           Target Corp.
             5.95%  05/15/06        A2         1,000        1,083,581
             7.50%  07/15/06        A2         1,150        1,322,770
           Wal-Mart Stores, Inc.
            6.875%  08/10/09       Aa2         4,605        5,424,543
                                                      ---------------
                                                           13,999,128
                                                      ---------------
           Telecommunications -- 1.2%
           360 Communication Co.
            7.125%  03/01/03        A2        10,001       10,073,467
           AT&T Corp.
             6.50%  03/15/13       Baa2        1,030        1,033,221
             8.50%  11/15/31       Baa2        5,200        5,731,612
           AT&T Wireless Services, Inc.
             8.75%  03/01/31       Baa2        1,604        1,571,920
           British Telecom PLC (United Kingdom)
             1.00%  12/15/30       Baa1        2,690        3,429,481
           Centurytel, Inc.
            7.875%  08/15/12       Baa2        1,100        1,301,929
           France Telecom SA (France)
            10.00%  03/01/31       Baa3        2,320        2,824,215
           Koninlijke (Royal) KPN NV (Netherlands)
             8.00%  10/01/10       Baa3        1,440        1,686,348
           LCI International, Inc.
             7.25%  06/15/07       Caa1        3,130        1,471,100

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                     Moody's   Principal
             Interest     Maturity   Rating     Amount       Value
               Rate         Date   (Unaudited)   (000)      (Note 2)
             --------     -------- ----------- --------- --------------
             LONG-TERM BONDS (Continued)
             Telecommunications (cont'd.)
             Sprint Capital Corp.
              6.875%      11/15/28    Baa3      $ 2,195  $    1,766,975
             Telecom de Puerto Rico
               6.65%      05/15/06    Baa1        2,700       2,858,684
               6.80%      05/15/09    Baa1        4,000       4,097,576
             Vodafone Group PLC (United Kingdom)
               7.75%      02/15/10     A2           800         943,508
                                                         --------------
                                                             38,790,036
                                                         --------------
             Transportation -- 0.2%
             CP Railway, Ltd. (Canada)
              7.125%      10/15/31    Baa2        1,900       2,211,976
             Norfolk Southern Corp.
               7.80%      05/15/27    Baa1        1,475       1,792,129
             Union Pacific Corp.
               7.25%      11/01/08    Baa3        2,500       2,910,943
                                                         --------------
                                                              6,915,048
                                                         --------------
             Utilities -- 1.1%
             Arizona Public Service Co.
              7.625%      08/01/05    Baa1        5,000       5,430,075
             Dominion Resources, Inc.
               6.75%      12/15/32    Baa1          440         451,577
             Entergy Louisiana Corp.
               8.50%      06/01/03    Baa2        5,000       5,114,695
             FirstEnergy Corp.
              7.375%      11/15/31    Baa2        2,900       2,811,217
             Hydro-Quebec (Canada)
               8.00%      02/01/13     A1         1,500       1,903,656
               7.50%      04/01/16     A1           800         998,418
             MidAmerican Energy Holdings Co.
               6.96%      09/15/03    Baa3        5,000       5,115,295
             Mirant Americas Generation, Inc.
              9.125%      05/01/31    Ba3           555         246,975
             NiSource Finance Corp.
              7.625%      11/15/05    Baa3          600         626,675
             Oncor Electric Delivery Co.
              6.375%      01/15/15    Baa1          345         352,079
               7.25%      01/15/33    Baa1          660         672,129
             Pinnacle One Partners LP
               8.83%      08/15/04    Ba2        10,000       9,400,000
             PPL Electric Utilities
               6.25%      08/15/09     A3         1,500       1,678,338
             PSE&G Power LLC
               6.95%      06/01/12    Baa1          685         695,504
                                                         --------------
                                                             35,496,633
                                                         --------------
             Waste Management -- 0.1%
             Waste Management, Inc.
               7.75%      05/15/32    Ba1         1,800       1,933,927
                                                         --------------
             Foreign Government Bond
             Quebec Province (Canada)
               5.75%      02/15/09     A1         1,000       1,112,044
                                                         --------------
             U.S. Government Agency Obligations -- 13.5%
             Federal Home Loan Mortgage Corp.
               5.75%      01/15/12(b)            19,160      21,319,313
               5.50%      TBA                     9,500       9,681,089

                                    Moody's   Principal
           Interest    Maturity     Rating     Amount       Value
             Rate        Date     (Unaudited)   (000)      (Note 2)
           --------   --------    ----------- --------- --------------
           LONG-TERM BONDS (Continued)
           U.S. Government Agency Obligations (cont'd.)
           Federal Home Loan Mortgage Corp. (cont'd)
             7.00%    TBA                      $16,000  $   16,815,008
             6.50%    05/01/14 - 09/01/14        2,957       3,131,443
             7.00%    10/01/32                     973       1,022,984
           Federal National Mortgage Assn.
            7.125%    06/15/10(b)                8,470      10,221,028
            6.125%    03/15/12(b)                9,280      10,579,024
             5.00%    12/01/17                   4,500       4,608,279
             6.00%    TBA                       38,500      39,787,363
             6.50%    TBA                       48,000      49,965,024
             7.00%    TBA                       16,000      16,824,992
             7.50%    TBA                       11,500      12,207,963
             5.50%    07/18/12 - 10/01/32(b)    26,803      27,847,982
             6.00%    04/01/13 - 10/01/32(b)    21,009      21,918,258
             6.50%    07/01/17 - 10/01/32       12,295      12,880,454
             7.00%    07/15/05 - 06/01/32       11,481      12,547,062
             7.50%    06/01/12 - 05/01/32       10,512      11,190,333
           Government National Mortgage Assn.
             6.50%    06/01/12 - 08/15/32(b)    35,690      37,611,469
             8.00%    01/15/24 - 04/15/25        1,961       2,143,315
           United States Treasury Bonds
             9.25%    02/15/16(b)               19,315      28,661,644
             7.25%    05/15/16(b)                7,965      10,198,936
             7.50%    11/15/16                   1,245       1,628,129
            8.125%    08/15/21(b)                1,965       2,765,278
            5.375%    02/15/31                     135         147,171
            11.25%    02/15/15(b)                4,935       8,218,512
           United States Treasury Notes
             2.00%    11/30/04(b)                4,650       4,688,507
            4.625%    05/15/06                   2,475       2,669,327
            3.375%    01/15/07                   5,721       6,195,936
            2.875%    11/15/07(b)               35,665      36,094,086
             6.00%    08/15/09                   1,135       1,319,615
             4.00%    11/15/12(b)                3,896       3,951,093
           United States Treasury Strips
              Zero    05/15/21(b)                2,515         956,814
              Zero    05/15/25(b)                  300          91,276
                                                        --------------
                                                           429,888,707
                                                        --------------
           TOTAL LONG-TERM BONDS
             (cost $733,759,371).....................      760,778,083
                                                        --------------
           TOTAL LONG-TERM INVESTMENTS
             (cost $2,966,382,815)...................    2,656,069,084
                                                        --------------
           SHORT-TERM INVESTMENTS -- 30.5%
           U.S. Government Agency Obligation -- 0.9%
           United States Treasury Bill(d)(g)
            1.185%    03/20/03                  30,000      29,922,975
                                                        --------------
           Commercial Paper -- 1.9%
           Hewlett-Packard Co.
             1.55%    02/20/03(c)     P-1       20,000      19,957,805
           Reed Elsevier, Inc.
             1.65%    01/22/03(c)     P-1       31,000      30,971,584
             1.66%    01/30/03(c)     P-1        9,600       9,587,605
                                                        --------------
                                                            60,516,994
                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                     ---------------------------------------
                     FLEXIBLE MANAGED PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                               Moody's    Principal
           Interest Maturity   Rating      Amount         Value
             Rate     Date   (Unaudited)    (000)        (Note 2)
           -------- -------- ----------- ------------ --------------
           SHORT-TERM INVESTMENTS  (Continued)
           Other Corporate Obligations -- 0.2%
           Navistar International Corp.
             7.00%  02/01/03     P-1     $      3,250 $    3,249,980
           PHH Corp.
            8.125%  02/03/03     P-1            2,860      2,859,957
                                                      --------------
                                                           6,109,937
                                                      --------------

                                           Shares
                                         ------------
           Mutual Fund -- 27.5%
           Prudential Core Investment
            Fund--Taxable Money
            Market Series (Note 4)(c)...  873,903,457    873,903,457
                                                      --------------
           TOTAL SHORT-TERM INVESTMENTS
             (cost $970,453,363)...................      970,453,363
                                                      --------------
           TOTAL INVESTMENTS -- 114.0%
             (cost $3,936,836,178; Note 6).........    3,626,522,447
           VARIATION MARGIN ON OPEN FUTURES
            CONTRACTS(h).............................      1,619,522
           LIABILITIES IN EXCESS OF OTHER
            ASSETS -- (14.0)%........................   (447,129,596)
                                                      --------------
           NET ASSETS -- 100%........................ $3,181,012,373
                                                      ==============

The following abbreviation is used in portfolio descriptions:

            TBA Securities purchased on a forward commitment basis.

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $263,882,177; cash collateral $273,674,265 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Standard & Poor's rating.

(f)Indicates a fair valued security.

(g)Rate quoted represents yield-to-maturity as of purchase date.

(h)Open futures contracts as of December 31, 2002 were as follows:

                                                                                        Unrealized
   Number of                                Expiration   Value at       Value at       Appreciation
   Contracts                Type               Date     Trade Date  December 31, 2002 (Depreciation)
---------------- -------------------------- ---------- ------------ ----------------- --------------
Long Positions:
     1,159       S&P 500 Index                Mar 03   $266,461,612   $254,661,275     $(11,800,337)
      943        S&P MidCap 400 Index         Mar 03    207,573,400    202,697,850       (4,875,550)
       17        U.S. 2 Yr. Treasury Notes    Mar 03      3,618,398      3,658,187           39,789
      238        U.S. 5 Yr. Treasury Notes    Mar 03     26,488,059     26,953,500          465,441
       60        U.S. Treasury Bonds          Mar 03      6,514,411      6,761,250          246,839
                                                                                       ------------
                                                                                        (15,923,818)
Short Positions:
      344        U.S. 10 Yr. Treasury Notes   Mar 03     38,207,063     39,576,125       (1,369,062)
                                                                                       ------------
                                                                                       $(17,292,880)
                                                                                       ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 95.4%                      Value
                                                 Shares     (Note 2)
         COMMON STOCKS -- 93.6%                ---------- ------------
         Australia -- 3.8%
           BHP Billiton, Ltd..................  1,494,567 $  8,542,128
           Rio Tinto, Ltd.....................    565,346   10,807,837
                                                          ------------
                                                            19,349,965
                                                          ------------
         Bermuda -- 1.9%
           Everest Re Group, Ltd..............     78,700    4,352,110
           Weatherford International, Ltd.(a).    129,400    5,166,942
                                                          ------------
                                                             9,519,052
                                                          ------------
         China -- 0.7%
           BYD Co., Ltd. (Class "H" Stock)(a).    287,000      579,640
           China Oilfield Services, Ltd....... 13,197,500    3,215,447
                                                          ------------
                                                             3,795,087
                                                          ------------
         Denmark -- 0.8%
           Carlsberg A/S (Class "B" Stock)(b).     96,900    4,264,333
                                                          ------------
         Finland -- 1.5%
           Nokia Oyj..........................    473,300    7,524,303
                                                          ------------
         France -- 3.5%
           Air France.........................    355,375    3,445,688
           TotalFinaElf SA....................    101,305   14,467,921
                                                          ------------
                                                            17,913,609
                                                          ------------
         Republic of Germany -- 1.7%
           Deutsche Boerse AG.................    216,050    8,651,268
                                                          ------------
         Hong Kong -- 3.4%
           China Merchants Holdings
            International Co., Ltd............  8,687,700    6,071,519
           Cosco Pacific, Ltd................. 10,250,000    8,412,011
           Li & Fung, Ltd.....................  3,422,000    3,247,190
                                                          ------------
                                                            17,730,720
                                                          ------------
         Italy -- 3.5%
           Riunione Adriatica di Sicurta SpA..    448,386    5,457,920
           Telecom Italia SpA(b)..............  1,149,400    8,720,203
           Tod's SpA..........................    124,922    3,999,432
                                                          ------------
                                                            18,177,555
                                                          ------------
         Japan -- 8.3%
           Mitsubishi Corp....................  1,737,000   10,611,987
           Nintendo Co., Ltd..................     78,600    7,345,359
           Nissan Motor Co., Ltd..............  1,184,800    9,245,171
           Sohgo Security Services Co., Ltd...    210,000    2,972,949
           Sony Corp..........................    217,600    9,094,932
           Tokyo Gas Co., Ltd.................  1,153,000    3,614,358
                                                          ------------
                                                            42,884,756
                                                          ------------
         Mexico -- 3.5%
           Grupo Financiero BBVA Bancomer,
            SA de CV(a)....................... 11,134,700    8,416,996
           Telefonos de Mexico, SA de CV
            (Class "L" Stock), ADR(b).........    306,200    9,792,276
                                                          ------------
                                                            18,209,272
                                                          ------------
         Netherlands -- 0.9%
           ING Groep NV.......................    272,800    4,620,245
                                                          ------------
         South Korea -- 4.2%
           Hyundai Motor Co., Ltd.............    138,500    3,240,483
           Kookmin Bank.......................    241,040    8,535,627

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- ------------
        South Korea (cont'd.)
          Samsung Electronics Co., Ltd..........    36,200 $  9,583,744
                                                           ------------
                                                             21,359,854
                                                           ------------
        Spain -- 2.9%
          Banco Popular Espanol SA..............   235,949    9,648,630
          Telefonica SA(a)......................   617,848    5,530,289
                                                           ------------
                                                             15,178,919
                                                           ------------
        Switzerland -- 0.8%
          Serono SA.............................     7,411    3,971,629
                                                           ------------
        Taiwan -- 1.4%
          Taiwan Semiconductor
           Manufacturing Co., Ltd.(a)........... 5,760,000    7,057,108
                                                           ------------
        United Kingdom -- 12.4%
          British Airways PLC(a)................ 1,041,000    2,262,472
          Bunzl PLC.............................   746,200    4,564,965
          Exel PLC.............................. 1,098,802   12,170,446
          GKN PLC............................... 1,628,246    5,262,283
          Hilton Group PLC...................... 1,586,700    4,265,893
          Royal Bank of Scotland Group PLC......   467,405   11,196,825
          Signet Group PLC...................... 4,250,100    4,652,717
          Tesco PLC............................. 2,041,600    6,376,333
          Vodafone Group PLC.................... 7,167,654   13,068,142
                                                           ------------
                                                             63,820,076
                                                           ------------
        United States -- 38.4%
          American International Group, Inc.....    55,800    3,228,030
          Amgen, Inc.(a)........................   284,500   13,752,730
          Bed Bath & Beyond, Inc.(a)............   230,600    7,962,618
          BJ Services Co.(a)....................   226,200    7,308,522
          Boise Cascade Corp....................   169,900    4,284,878
          Charter One Financial, Inc............   242,415    6,964,583
          Cisco Systems, Inc.(a)(b).............   411,500    5,390,650
          Citigroup, Inc........................   290,600   10,226,214
          Clear Channel Communications, Inc.(a).    97,400    3,632,046
          Coach, Inc.(a)........................   219,800    7,235,816
          Comcast Corp. (Class "A" Stock)(a)....   131,900    3,108,883
          Comcast Corp.
           (Special Class "A" Stock)(a)(b)......   134,000    3,027,060
          Electronic Arts, Inc.(a)..............   101,100    5,031,747
          Expedia, Inc. (Class "A" Stock)(a)....    82,400    5,515,048
          Goldman Sachs Group, Inc.(b)..........   118,400    8,063,040
          Hotels.com (Class "A" Stock)(a)(b)....    74,500    4,069,935
          International Paper Co................   132,200    4,623,034
          MedImmune, Inc.(a)....................   181,500    4,931,355
          Microsoft Corp.(a)....................   191,000    9,874,700
          Morgan Stanley........................   149,300    5,960,056
          Omnicom Group, Inc....................   106,600    6,886,360
          Pfizer, Inc...........................   222,500    6,801,825
          Pharmacia Corp........................   192,000    8,025,600
          Smith International, Inc.(a)(b).......   232,200    7,574,364
          Target Corp...........................   250,200    7,506,000
          Texas Instruments, Inc.(b)............   342,300    5,137,923
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b)..............   261,700    6,411,650
          USA Interactive(a)(b).................   523,900   12,007,788
          Viacom, Inc. (Class "B" Stock)(a)(b)..    58,100    2,368,156

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                          -----------------------------
                          GLOBAL PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                           ---------- ------------
         United States (cont'd.)
           Wal-Mart Stores, Inc...............    145,100 $  7,329,001
           Wyeth..............................     95,400    3,567,960
                                                          ------------
                                                           197,807,572
                                                          ------------
         TOTAL COMMON STOCKS
          (cost $540,710,466)............................  481,835,323
                                                          ------------
         PREFERRED STOCK -- 1.8%
         Germany
           Porsche AG (cost $9,737,786).......     22,383    9,301,021
                                                          ------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $550,448,252)............................  491,136,344
                                                          ------------
         SHORT-TERM INVESTMENT -- 13.1%
         Mutual Fund
           Prudential Core Investment Fund --
            Taxable Money Market Series
            (cost $67,534,364; Note 4)(c)..... 67,534,364   67,534,364
                                                          ------------
         TOTAL INVESTMENTS -- 108.5%
          (cost $617,982,616; Note 6)....................  558,670,708
         UNREALIZED DEPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS, NET(d).............           (9)
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (8.5)%...............................  (43,739,913)
                                                          ------------
         NET ASSETS -- 100.0%............................ $514,930,786
                                                          ============



The industry classification of portfolio holdings, forward foreign currency contracts and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2002 was as follows:

              Mutual Fund................................  13.1%
              Banks......................................   8.7%
              Diversified Financials.....................   7.3%
              Media......................................   4.9%
              Diversified Telecommunication Services.....   4.7%
              Energy Equipment & Services................   4.5%
              Biotechnology..............................   4.4%
              Semiconductor Equipment & Products.........   4.2%
              Automobiles................................   4.2%
              Metal & Mining.............................   3.8%
              Pharmaceuticals............................   3.6%
              Household Durables.........................   3.2%
              Multi-line Retail..........................   2.9%
              Software...................................   2.9%
              Oil & Gas..................................   2.8%
              Communications Equipment...................   2.6%
              Insurance..................................   2.5%
              Wireless Telecommunication Services........   2.5%
              Air Freight & Couriers.....................   2.4%
              Specialty Retail...........................   2.4%
              Internet & Catalog Retail..................   2.3%
              Textiles & Apparel.........................   2.2%
              Trading Companies & Distributors...........   2.1%
              Internet Software & Services...............   1.9%
              Paper & Forest Products....................   1.8%
              Transportation Infrastructure..............   1.6%
              Commercial Services & Supplies.............   1.5%
              Industrial Conglomerates...................   1.3%
              Food & Drug Retailing......................   1.2%
              Airlines...................................   1.1%
              Auto Components............................   1.0%
              Beverages..................................   0.8%
              Hotels, Restaurants & Leisure..............   0.8%
              Gas Utilities..............................   0.7%
              Distributors...............................   0.6%
                                                          -----
                                                          108.5%
              Forward foreign currency contracts.........    --
              Other liabilities in excess of other assets  (8.5)%
                                                          -----
                                                          100.0%
                                                          =====

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $55,457,074; cash collateral of $57,222,822 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows.

                                                                Unrealized
                                         Value at     Current  Appreciation
   Forward Foreign Currency Contracts Settlement Date  Value  (Depreciation)
   ---------------------------------- --------------- ------- --------------
           Purchased:
             Danish Krone
             expiring 1/6/03              $17,515     $17,557      $ 42
           Sold:
             Japanese Yen
             expiring 1/6/03               55,852      55,903       (51)
                                                                   ----
                                                                   $ (9)
                                                                   ====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                          ----------------------------
                          GOVERNMENT INCOME PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                                                                    Principal
                                                                         Interest     Maturity       Amount      Value
                                                                           Rate         Date          (000)     (Note 2)
LONG-TERM INVESTMENTS -- 97.2%                                           -------- ----------------- --------- -------------
Asset Backed Securities -- 7.4%
 Bear Stearns Commercial Mortgage, Series 2000-WF1, Class A1............    7.64%     02/15/32       $ 2,641  $   2,962,444
 First Union National Bank Commercial Mortgage Trust, Series 2000-C1,
   Class A1.............................................................   7.739%     05/17/32         2,377      2,687,360
 First Union National Bank Commercial Mortgage Trust, Series 2000-C2,
   Class A1.............................................................    6.94%     10/15/32         2,628      2,910,199
 First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1,
   Class A3.............................................................    7.38%     04/18/29         5,500      6,274,143
 GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2....   7.455%     08/16/33         3,325      3,915,302
 KeyCorp, Series 2000-C1, Class A2......................................   7.727%     05/17/32         3,000      3,572,735
 MBNA Master Credit Card Trust, Series 1999-J, Class A..................    7.00%     02/15/12         3,200      3,676,797
 Merrill Lynch Mortgage Investors, Inc., Series 1996-C1, Class A3.......    7.42%     04/25/28           739        808,299
 Morgan Stanley Capital I, Inc., Series 1996-WF1, Class A2..............   7.338%     11/15/28         2,197      2,258,976
 Morgan Stanley Dean Witter Capital, Inc., Series 2001-TOP1, Class A2...    6.32%     02/15/33         2,808      3,079,194
 Mortgage Capital Funding, Inc., Series 1998-MC2, Class A1..............   6.325%     06/18/30         1,886      2,027,746
 Westpac Securitization Trust Limited, Series 1998-IG, Class A
   (Australia)(c)(d)....................................................    1.98%     07/19/29         1,549      1,550,744
                                                                                                              -------------
                                                                                                                 35,723,939
                                                                                                              -------------
Collateralized Mortgage Obligations -- 5.9%
 Federal Home Loan Mortgage Corp., Series 1624, Class M.................    6.00%     12/15/08         3,221      3,299,390
 Federal Home Loan Mortgage Corp., Series 1921, Class J.................    6.50%     09/15/24         2,428      2,464,219
 Federal Home Loan Mortgage Corp., Series 2496, Class PM................    5.50%     09/15/17         2,819      2,958,246
 Federal Home Loan Mortgage Corp., Series 2501, Class MC................    5.50%     09/15/17         2,000      2,105,215
 Federal Home Loan Mortgage Corp., Series 2518, Class PV................    5.50%     06/15/19         1,920      1,980,162
 Federal National Mortgage Association, Series 1993-136, Class PD.......    6.25%     11/25/21         3,579      3,629,797
 Federal National Mortgage Association, Series 1993-76, Class B.........    6.00%     06/25/08         1,967      2,016,273
 Federal National Mortgage Association, Series 2002-18, Class PC........    5.50%     04/25/17         5,000      5,341,905
 Federal National Mortgage Association, Series 2002-57, Class ND........    5.50%     09/25/17         2,600      2,732,161
 Washington Mutual, Series 2002-AR4, Class A7...........................   5.574%     04/26/32         2,000      2,050,566
                                                                                                              -------------
                                                                                                                 28,577,934
                                                                                                              -------------
Mortgage Pass-Throughs -- 44.0%
 Federal Home Loan Mortgage Corp........................................    6.50% 06/01/08-09/01/32    6,906      7,307,046
 Federal Home Loan Mortgage Corp........................................    7.00% 06/01/08-10/01/32   11,395     12,120,932
 Federal National Mortgage Association..................................    5.50% 01/01/17-04/01/17    1,481      1,538,040
 Federal National Mortgage Association..................................    5.50%        TBA          29,600     30,663,765
 Federal National Mortgage Association..................................    6.00%     11/01/14         4,343      4,563,057
 Federal National Mortgage Association..................................    6.00%        TBA          14,000     14,468,132
 Federal National Mortgage Association..................................    6.50%        TBA           6,500      6,853,437
 Federal National Mortgage Association..................................    6.30%     03/01/11         2,951      3,293,539
 Federal National Mortgage Association..................................    6.50% 07/01/08-10/01/32   25,014     26,242,881
 Federal National Mortgage Association..................................    6.50%        TBA          41,500     43,198,927
 Federal National Mortgage Association..................................    7.00% 02/01/12-12/01/31   12,673     13,376,368
 Federal National Mortgage Association..................................    7.00%        TBA          17,000     17,876,554
 Federal National Mortgage Association..................................    7.50% 12/01/05-10/01/12    3,528      3,747,040
 Federal National Mortgage Association..................................    8.00% 03/01/22-05/01/26      265        288,620
 Federal National Mortgage Association..................................    9.00% 02/01/25-04/01/25    1,135      1,255,681
 Government National Mortgage Association...............................    6.50% 07/15/32-08/15/32    3,461      3,635,102
 Government National Mortgage Association...............................    7.00% 03/15/23-08/15/28   14,204     15,145,845
 Government National Mortgage Association...............................    7.50% 12/15/25-02/15/26    3,994      4,282,122
 Government National Mortgage Association...............................    8.50% 09/15/24-04/15/25    2,775      3,048,894
                                                                                                              -------------
                                                                                                                212,905,982
                                                                                                              -------------
Municipal Bond -- 0.7%
 New Jersey Economic Development Authority, Series A(b).................   7.425%     02/15/29         2,724      3,388,821
                                                                                                              -------------
U.S. Government & Agency Obligations -- 39.2%
 Federal Farm Credit Bank...............................................    5.90%     01/10/05         5,000      5,401,775
 Federal Home Loan Bank(d)..............................................   6.694%     02/20/07         2,000      2,088,320
 Federal Home Loan Mortgage Corp........................................    4.75%     10/11/12        10,800     10,910,225
 Federal Home Loan Mortgage Corp.(a)....................................    5.25%     11/05/12         6,250      6,441,412
 Federal National Mortgage Association..................................     Zero     02/15/06        15,364     14,192,741
 Federal National Mortgage Association(a)...............................   4.375%     09/15/12        25,000     25,069,100

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                    ----------------------------------------
                    GOVERNMENT INCOME PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                               Principal
                                                                             Interest Maturity  Amount      Value
                                                                               Rate     Date     (000)     (Note 2)
LONG-TERM INVESTMENTS (Continued)                                            -------- -------- --------- ------------
U.S. Government & Agency Obligations (cont'd)
  Federal National Mortgage Association(a)..................................    5.50% 07/18/12  $12,000  $ 12,561,036
  Small Business Administration Participation Certificates, Series 1988-J20.    6.00% 09/01/18    6,210     6,796,959
  Small Business Administration Participation Certificates, Series 1996-J20.    7.20% 10/01/16   13,117    14,836,674
  Small Business Administration Participation Certificates, Series 1997-A20.    7.15% 01/01/17   12,916    14,602,343
  Small Business Administration Participation Certificates, Series 1997-G20.    6.85% 07/01/17    3,407     3,829,813
  United States Treasury Bonds(a)...........................................     Zero 05/15/17    9,600     4,720,848
  United States Treasury Bonds(a)...........................................   5.375% 02/15/31    1,000     1,090,156
  United States Treasury Bonds..............................................    6.25% 05/15/30      900     1,077,012
  United States Treasury Bonds(a)...........................................    6.50% 11/15/26   18,600    22,640,422
  United States Treasury Bonds..............................................    8.50% 02/15/20    2,200     3,171,351
  United States Treasury Notes(a)...........................................   2.125% 10/31/04    1,700     1,718,727
  United States Treasury Notes..............................................   3.625% 01/15/08   20,839    22,863,765
  United States Treasury Notes..............................................   3.875% 01/15/09   13,818    15,400,450
  United States Treasury Notes(a)...........................................    4.00% 11/15/12      490       496,929
                                                                                                         ------------
                                                                                                          189,910,058
                                                                                                         ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $450,491,974)....................................................................................  470,506,734
                                                                                                         ------------

                                                                       Shares
SHORT-TERM INVESTMENT -- 41.2%                                       -----------
Mutual Fund
  Prudential Core Investment Fund -- Taxable Money Market Series(e)
   (cost $199,658,072; Note 4)...................................... 199,658,072   199,658,072
                                                                                 -------------
TOTAL INVESTMENTS -- 138.4%
 (cost $650,150,046; Note 6)....................................................   670,164,806
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f) -- (0.1)%.........................      (261,228)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (38.3)%................................  (185,626,304)
                                                                                 -------------
NET ASSETS -- 100.0%............................................................ $ 484,277,274
                                                                                 =============

The following abbreviation is used in portfolio descriptions:

             TBA Securities purchased on a forward commitment basis

(a)Portion of securities on loan with an aggregate market value of $74,677,970; cash collateral of $77,133,738 was received with which the portfolio purchased securities.

(b)Security segregated as collateral for futures contracts.

(c)US$ Denominated Foreign Bonds.

(d)Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(e)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)Open futures contracts as of December 31, 2002 were as follows:

                                                                                       Unrealized
   Number of                                Expiration  Value at       Value at       Appreciation
   Contracts                Type               Date    Trade Date  December 31, 2002 (Depreciation)
---------------- -------------------------- ---------- ----------- ----------------- --------------
Long Positions:
      209        Interest Rate Swap 10 Yr.    Mar 03   $23,036,388    $23,617,000      $  580,612
      177        U.S. Treasury 5 Yr. Notes    Mar 03    19,829,848     20,045,250         215,402
      433        U.S. Treasury Bonds          Mar 03    47,350,456     48,793,688       1,443,232
                                                                                       ----------
                                                                                        2,239,246
Short Positions:
       92        U.S. Treasury 10 Yr. Notes   Mar 03    10,337,456     10,584,313        (246,857)
                                                                                       ----------
                                                                                       $1,992,389
                                                                                       ==========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 94.7% CORPORATE           (Unaudited)   Rate     Date     (000)      (Note 2)
BONDS -- 85.8%                                     ----------- -------- -------- --------- --------------
Aerospace/Defense -- 1.0%
 K&F Industries, Inc., Sr. Sub. Notes, Ser. B.....     B3         9.25% 10/15/07  $ 4,900  $    5,071,500
 K&F Industries, Inc., Sr. Sub. Notes.............     B3        9.625% 12/15/10    1,500       1,526,250
 L-3 Communications Corp., Sr. Sub. Notes.........    Ba3        7.625% 06/15/12    4,750       4,892,500
                                                                                           --------------
                                                                                               11,490,250
                                                                                           --------------
Asset Backed Security -- 0.1%
 Inner Harbor CBO, Sub. Bond, Ser. 2001-1A, Class
   B2.............................................    Ba2        11.19% 06/15/13    2,000       1,000,000
                                                                                           --------------
Banks & Financial Services -- 1.0%
 MDP Acquisitions PLC, Sr. Notes(b)...............     NR        9.625% 10/01/12    3,465       3,603,600
 Saul B F Real Estate Investment Trust, Sr.
   Sec'd. Notes, Ser. B...........................     NR         9.75% 04/01/08    1,750       1,736,875
 Sovereign Bancorp, Sr. Notes.....................    Ba2        10.25% 05/15/04    3,835       4,036,338
 UCAR Finance, Inc., Gtd. Notes...................     B3        10.25% 02/15/12    2,550       2,027,250
                                                                                           --------------
                                                                                               11,404,063
                                                                                           --------------
Building & Construction -- 2.2%
 Beazer Homes USA, Inc., Sr. Notes(b).............    Ba2        8.375% 04/15/12    2,850       2,935,500
 Beazer Homes USA, Inc., Sr. Notes................    Ba2        8.625% 05/15/11    3,000       3,090,000
 D.R. Horton, Inc., Gtd. Notes....................    Ba1         8.00% 02/01/09    3,000       3,000,000
 D.R. Horton, Inc., Sr. Notes.....................    Ba1         8.50% 04/15/12    3,250       3,266,250
 KB HOME, Sr. Sub. Notes..........................    Ba3        8.625% 12/15/08    2,800       2,898,000
 New Millenium Homes LLC, Sr. Notes(e)............     NR         0.00% 12/31/04    2,781       1,390,500
 Nortek, Inc., Sr. Sub. Notes, Ser. B.............     B3        9.875% 06/15/11    4,185       4,190,231
 Toll Corp., Sr. Sub. Notes(b)....................    Ba2         8.25% 02/01/11    4,150       4,170,750
                                                                                           --------------
                                                                                               24,941,231
                                                                                           --------------
Cable -- 2.7%
 Avalon Cable Holdings, Sr. Disc. Notes, Zero
   Coupon (until 12/01/03)........................     B2       11.875% 12/01/08    6,000       3,720,000
 Callahan Nordrhein-Westfalen, Sr. Disc. Notes,
   Zero Coupon (until 07/15/05) (Germany)(c)......     D         16.00% 07/15/10    7,000         157,500
 Charter Communications Holdings, Sr. Notes.......     B3        9.625% 11/15/09    4,000       1,780,000
 Charter Communications Holdings, Sr. Notes.......     B3        10.00% 04/01/09    1,000         445,000
 Charter Communications Holdings, Sr. Notes(b)....     B3        10.00% 05/15/11   10,715       4,768,175
 Charter Communications Holdings, Sr. Disc.
   Notes, Zero Coupon (until 05/15/06)............     B3        11.75% 05/15/11    3,150         787,500
 Charter Communications Holdings, Sr. Notes.......     B3        10.25% 01/15/10    2,235         994,575
 Charter Communications Holdings, Sr. Notes.......     B3        10.75% 10/01/09      250         113,125
 Charter Communications Holdings, Sr. Notes.......     B3       11.125% 01/15/11    1,315         595,037
 Coaxial Communications, Inc., Gtd. Sr. Notes.....     B3        10.00% 08/15/06    2,050       1,793,750
 CSC Holdings, Inc., Sr. Notes, Ser. B............     B1        7.625% 04/01/11      150         140,813
 CSC Holdings, Inc., Sr. Sub. Debs................     B2        10.50% 05/15/16    3,269       3,240,396
 Diamond Cable Communications, Sr. Disc. Notes
   (United Kingdom)(c)............................     Ca        10.75% 02/15/07    4,000         360,000
 Insight Communications Co., Inc., Sr. Disc.
   Notes, Zero Coupon (until 02/15/06)............    Caa1       12.25% 02/15/11    2,500       1,378,125
 Insight Midwest, Sr. Notes.......................     B2        10.50% 11/01/10    2,000       1,945,000
 Mediacom Broadband LLC, Gtd. Notes...............     B2        11.00% 07/15/13    2,000       2,030,000
 Mediacom LLC, Sr. Notes..........................     B2        7.875% 02/15/11    2,000       1,670,000
 NTL Communications Corp., Sr. Notes, Ser. B,
   Zero Coupon (until 10/01/03)(c)................     Ca       12.375% 10/01/08    2,000         150,000
 PanAmSat Corp., Gtd. Notes.......................    Ba3         8.50% 02/01/12    3,670       3,504,850
 United Pan-Europe Communications NV, Sr. Disc.
   Notes, Ser. B, Zero Coupon (until 08/01/04)(c).     Ca        12.50% 08/01/09    7,610         456,600
 United Pan-Europe Communications NV, Sr. Disc.
   Notes, Ser. B, Zero Coupon (until 02/01/05)(c).     Ca        13.75% 02/01/10    3,000         180,000
                                                                                           --------------
                                                                                               30,210,446
                                                                                           --------------
Chemicals -- 3.0%
 Avecia Group PLC, Gtd. Notes.....................    Caa1       11.00% 07/01/09    1,000         780,000
 Ferro Corp., Sr. Notes...........................    Baa3       9.125% 01/01/09    3,700       3,905,487

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                             Moody's                     Principal
                                                                             Rating    Interest Maturity  Amount       Value
                                                                           (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                ----------- -------- -------- --------- --------------
Chemicals (cont'd.)
  Huntsman ICI Chemical, Sr. Sub. Notes...................................    Caa1      10.125% 07/01/09  $ 6,895  $    5,722,850
  Huntsman International LLC, Sr. Notes...................................     B3        9.875% 03/01/09    1,675       1,675,000
  IMC Global, Inc., Gtd. Notes, Ser. B....................................    Ba2       10.875% 06/01/08      570         618,450
  IMC Global, Inc., Gtd. Notes, Ser. B(b).................................    Ba2        11.25% 06/01/11    3,935       4,230,125
  ISP Chemco, Inc., Gtd. Notes, Ser. B....................................     B2        10.25% 07/01/11    3,500       3,622,500
  Lyondell Chemical Co., Sec'd. Notes.....................................    Ba3         9.50% 12/15/08    4,000       3,720,000
  Lyondell Chemical Co., Sec'd. Notes, Ser. B.............................    Ba3        9.875% 05/01/07    3,110       2,985,600
  Lyondell Chemical Co., Sr. Sub. Notes...................................     B2       10.875% 05/01/09    4,550       3,890,250
  OM Group, Inc., Sr. Sub. Notes..........................................    Caa2        9.25% 12/15/11    4,900       2,646,000
                                                                                                                   --------------
                                                                                                                       33,796,262
                                                                                                                   --------------
Computer Services
  Interact Operating Co., Inc., PIK(c)(e).................................     NR        14.00% 08/01/03    3,086          30,856
                                                                                                                   --------------
Consumer Products & Services -- 0.3%
  Coinmach Corp., Sr. Notes...............................................     B2         9.00% 02/01/10    3,510       3,681,113
                                                                                                                   --------------
Containers -- 3.9%
  Applied Extrusion Technologies, Inc., Sr. Notes.........................    Caa1       10.75% 07/01/11    2,525       1,628,625
  Berry Plastics Corp., Gtd. Notes........................................     B3        10.75% 07/15/12    2,920       3,109,800
  BWAY Corp., Sr. Sub. Notes..............................................     B3        10.00% 10/15/10    4,500       4,668,750
  Graham Packaging, Sr. Disc. Notes, Ser. B, Zero Coupon (until 01/15/03).     NR        10.75% 01/15/09   10,700      10,606,375
  Greif Brothers Corp., Sr. Sub. Notes....................................     B2        8.875% 08/01/12    5,250       5,565,000
  Owens-Brockway, Sr. Sec'd. Notes........................................     B2         8.75% 11/15/12    1,255       1,273,825
  Radnor Holdings, Inc., Sr. Gtd. Notes, Ser. B...........................     B2        10.00% 12/01/03      505         429,250
  Silgan Holdings, Inc., Sr. Sub. Debs....................................     B1         9.00% 06/01/09    6,665       6,948,262
  Smurfit-Stone Container Corp., Sr. Notes(b).............................     B2         8.25% 10/01/12    9,000       9,180,000
  United States Can Corp., Sr. Gtd. Sub. Notes, Ser. B....................    Caa1      12.375% 10/01/10      940         404,200
                                                                                                                   --------------
                                                                                                                       43,814,087
                                                                                                                   --------------
Energy -- 8.9%
  AES Eastern Energy LP, Ser. 99-A........................................    Ba1         9.00% 01/02/17    1,500       1,381,335
  AmeriGas Partners LP, Sr. Notes, Ser. C.................................     NR        8.875% 05/20/11    2,950       3,068,000
  Chesapeake Energy Corp., Sr. Notes(b)...................................     B1        8.125% 04/01/11    3,000       3,090,000
  Cogentrix Energy, Inc., Gtd. Notes, Ser. B..............................     B1         8.75% 10/15/08    3,190       1,435,500
  Cogentrix Energy, Inc., Sr. Notes.......................................     B1         8.10% 03/15/04      938         487,760
  El Paso Corp., Sr. Notes(b).............................................    Ba2         7.00% 05/15/11    5,600       3,808,000
  Eott Energy Partners LP, Sr. Notes(c)...................................     NR        11.00% 10/01/09    1,580         726,800
  Ferrellgas Partners LP, Sr. Notes.......................................     B2         8.75% 06/15/12    1,400       1,449,000
  Forest Oil Corp., Sr. Notes.............................................    Ba3         8.00% 06/15/08    1,250       1,318,750
  Forest Oil Corp., Sr. Notes.............................................    Ba3         8.00% 12/15/11    3,100       3,270,500
  Hanover Equipment Trust, Sec'd. Notes...................................     B1         8.50% 09/01/08    2,875       2,803,125
  Hanover Equipment Trust, Sec'd. Notes...................................     B1         8.75% 09/01/11    1,345       1,297,925
  Houston Exploration Co., Sr. Sub. Notes.................................     B2        8.625% 01/01/08    1,815       1,869,450
  Illinois Power Corp., First Mtge. Notes.................................     B3        11.50% 12/15/10    3,150       3,039,750
  Leviathan Gas Pipeline, Sr. Gtd. Sub. Notes, Ser. B.....................     B1       10.375% 06/01/09    2,000       2,030,000
  Magnum Hunter Resources, Sr. Notes(b)...................................     B2         9.60% 03/15/12    2,225       2,364,062
  Mirant Corp., Sr. Notes.................................................     B1         7.90% 07/15/09    1,200         396,000
  Newfield Exploration Co., Sr. Sub. Notes(b).............................    Ba3        8.375% 08/15/12    7,000       7,464,541
  NiSource Finance Corp., Gtd. Notes......................................    Baa3        5.75% 04/15/03    3,000       2,992,104
  Ocean Energy, Inc., Sr. Sub. Notes, Ser. B..............................    Ba1        8.375% 07/01/08    3,000       3,157,500
  Parker and Parsley, Sr. Notes...........................................    Ba1        8.875% 04/15/05    4,000       4,290,444
  Parker Drilling Co., Sr. Notes, Ser. D(b)...............................     B1         9.75% 11/15/06    1,175       1,192,625
  Pemex Project Funding Master Trust, Gtd. Notes..........................    Baa1       9.125% 10/13/10    6,700       7,671,500
  Pioneer Natural Resources Co., Gtd. Notes(b)............................    Ba1         7.50% 04/15/12    5,000       5,406,430
  Plains All American Pipeline LP, Sr. Notes..............................    Ba2         7.75% 10/15/12    4,620       4,804,800
  Premcor USA, Inc., Sub. Notes...........................................     B2        11.50% 10/01/09      782         821,100
  Southern Energy, Sr. Notes..............................................     B1         7.40% 07/15/04    1,500         645,000
  Stone Energy Corp., Sr. Sub. Notes......................................     B2         8.25% 12/15/11    7,000       7,280,000
  Swift Energy Co., Sr. Sub. Notes........................................     B3        10.25% 08/01/09       25          25,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount       Value
                                                                       (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                            ----------- -------- -------- --------- --------------
Energy (cont'd.)
  Tennessee Gas Pipeline Co., Debs....................................    Ba1         7.00% 03/15/27  $ 5,975  $    5,437,250
  Tennessee Gas Pipeline Co., Debs....................................    Ba1        7.625% 04/01/37    4,615       3,692,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1        8.625% 02/01/09    2,500       2,525,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1         9.00% 12/15/05      773         776,865
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1         9.75% 06/30/09    3,582       3,725,280
  Westar Energy, Inc., First Mtge. Notes..............................    Ba1        7.875% 05/01/07    4,280       4,333,500
                                                                                                               --------------
                                                                                                                  100,076,896
                                                                                                               --------------
Food & Beverage -- 2.4%
  Agrilink Foods, Inc., Sr. Gtd. Notes................................     B3       11.875% 11/01/08    1,860       1,994,850
  Carrols Corp., Sr. Gtd. Notes.......................................     B3         9.50% 12/01/08    2,885       2,509,950
  Del Monte Corp., Sr. Sub. Notes(b)..................................     B2        8.625% 12/15/12    2,700       2,754,000
  FRI-MRD Corp., Debs.(e).............................................     NR        12.00% 01/31/05    2,331       1,514,882
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)........    Caa2       10.75% 11/15/07      269          40,313
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)........    Caa2       13.00% 05/15/08      286          42,937
  Smithfield Foods, Inc., Sr. Notes(b)................................    Ba2         8.00% 10/15/09    8,525       8,695,500
  Sun World International, Inc., Gtd. Notes, Ser. B(c)................    Caa1       11.25% 04/15/04    1,050         630,000
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1         7.45% 05/15/05    3,500       3,657,500
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1        8.875% 04/15/11    5,000       5,425,000
                                                                                                               --------------
                                                                                                                   27,264,932
                                                                                                               --------------
Gaming -- 8.2%
  Argosy Gaming Co., Sr. Sub. Notes...................................     B2         9.00% 09/01/11      810         857,588
  Aztar Corp., Sr. Sub. Notes.........................................    Ba3        8.875% 05/15/07    1,250       1,275,000
  Boyd Gaming Corp., Sr. Sub. Notes...................................     B1         8.75% 04/15/12    2,250       2,340,000
  Chukchansi Econ. Dev. Auth., Sr. Notes..............................     NR        14.50% 06/15/09    4,000       4,000,000
  Circus Circus, Debs.................................................    Ba2         6.70% 11/15/96    1,680       1,687,857
  Circus Circus, Sr. Sub. Deb. Notes..................................    Ba3        7.625% 07/15/13    2,000       2,000,000
  Circus Circus, Sr. Sub. Notes(b)....................................    Ba3        9.375% 02/15/10    2,295       2,467,125
  Circus Enterprises, Inc., Sr. Notes.................................    Ba2         6.45% 02/01/06    1,220       1,244,400
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes........................     B2         9.50% 04/01/09    2,000       2,140,000
  Fitzgeralds Gaming Corp., Sr. Gtd. Notes (cost $2,271,503;
   purchased 12/22/97)(c)(f)..........................................     NR        12.25% 12/15/04      414         103,598
  Harrah's Operating Co., Inc., Sr. Gtd. Sub. Notes...................    Ba1        7.875% 12/15/05    3,000       3,180,000
  Hollywood Casino Corp., Gtd. Notes..................................     B3        11.25% 05/01/07    2,770       2,991,600
  International Game Technology, Sr. Notes............................    Ba1        7.875% 05/15/04    1,090       1,133,600
  International Game Technology, Sr. Notes............................    Ba1        8.375% 05/15/09    4,000       4,440,000
  Isle of Capri Casinos, Inc., Sr. Sub. Notes.........................     B2         9.00% 03/15/12    1,430       1,487,200
  Mandalay Resort Group, Sr. Notes....................................    Ba2         9.50% 08/01/08    2,250       2,491,875
  MGM Grand, Inc., Gtd. Notes.........................................    Ba2         9.75% 06/01/07    9,726      10,747,230
  MGM Mirage, Inc., Gtd. Notes(b).....................................    Ba2        8.375% 02/01/11      325         350,187
  MGM Mirage, Inc., Gtd. Notes(b).....................................    Ba1         8.50% 09/15/10    2,855       3,154,775
  Mohegan Tribal Gaming Authority, Sr. Sub. Notes.....................    Ba3         8.00% 04/01/12      895         933,038
  Park Place Entertainment Corp., Sr. Notes(b)........................    Ba1         7.50% 09/01/09    7,230       7,435,672
  Park Place Entertainment Corp., Sr. Sub. Notes......................    Ba2        7.875% 12/15/05    3,500       3,561,250
  Park Place Entertainment Corp., Sr. Sub. Notes......................    Ba2        9.375% 02/15/07      355         378,962
  Pinnacle Entertainment, Inc., Gtd. Notes............................    Caa1        9.25% 02/15/07    3,500       3,097,500
  Station Casinos, Inc., Sr. Sub. Notes...............................     B2        9.875% 07/01/10    6,350       6,889,750
  Sun International Hotels, Ltd., Sr. Sub. Notes......................     B2        8.875% 08/15/11    5,980       6,099,600
  Venetian Casino Resort LLC, Second Mtge. Notes......................    Caa1       11.00% 06/15/10    9,910      10,355,950
  Wynn Las Vegas LLC, Second Mtge. Notes(b)...........................     B3        12.00% 11/01/10    5,050       5,100,500
                                                                                                               --------------
                                                                                                                   91,944,257
                                                                                                               --------------
Healthcare -- 8.8%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03).    Caa2      11.125% 08/01/08    5,925       5,451,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes..............................     B2       11.625% 12/01/06    1,500       1,693,125
  Alliance Imaging, Inc., Sr. Sub. Notes(b)...........................     B3       10.375% 04/15/11    1,000         975,000
  Columbia/HCA Healthcare Corp., Debs.................................    Ba1         7.50% 12/15/23      600         588,185
  Columbia/HCA Healthcare Corp., Sr. Notes............................    Ba1         8.36% 04/15/24    2,000       2,117,586

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Moody's                     Principal
                                                                Rating    Interest Maturity  Amount       Value
                                                              (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                   ----------- -------- -------- --------- --------------
Healthcare (cont'd.)
  Columbia/HCA Healthcare Corp., M.T.N.......................    Ba1         8.70% 02/10/10  $ 3,000  $    3,422,472
  Columbia/HCA Healthcare Corp., M.T.N.......................    Ba1         8.85% 01/01/07    1,464       1,632,957
  Columbia/HCA Healthcare Corp., Notes.......................    Ba1         9.00% 12/15/14    2,000       2,366,680
  Concentra Operating Corp., Sr. Gtd. Sub. Notes.............     B3        13.00% 08/15/09    5,425       5,479,250
  Coventry Health Care, Inc., Sr. Notes......................    Ba3        8.125% 02/15/12    2,800       2,912,000
  Fresenius Medical Care Trust, Gtd. Notes(b)................    Ba2        7.875% 06/15/11    3,000       2,910,000
  Fresenius Medical Care Trust, Sr. Notes....................     NR        7.875% 02/01/08    2,250       2,205,000
  Hanger Orthopedic Group, Inc., Gtd. Notes..................     B2       10.378% 02/15/09    2,400       2,484,000
  Hanger Orthopedic Group, Inc., Sr. Sub. Notes(b)...........     B3        11.25% 06/15/09    1,785       1,838,550
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon
   (until 08/01/04)(c)(e)....................................     NR        12.00% 08/01/07    1,475         280,250
  HCA, Inc., Notes...........................................    Ba1        7.125% 06/01/06    7,000       7,418,159
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        6.875% 06/15/05    1,000         860,000
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        7.375% 10/01/06      750         648,750
  HEALTHSOUTH Corp., Notes...................................    Ba3        7.625% 06/01/12    2,525       2,083,125
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        8.375% 10/01/11    2,000       1,690,000
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3         8.50% 02/01/08    1,700       1,462,000
  HEALTHSOUTH Corp., Sr. Sub. Notes(b).......................     B2        10.75% 10/01/08    3,350       2,830,750
  Magellan Health Services, Inc., Sr. Notes(b)...............    Caa2       9.375% 11/15/07    3,770       2,978,300
  MedQuest, Inc., Sr. Sub. Notes.............................     B3       11.875% 08/15/12    4,050       3,948,750
  PerkinElmer, Inc., Sr. Sub. Notes(b).......................    Ba3        8.875% 01/15/13    2,925       2,881,125
  Res-Care, Inc., Sr. Notes..................................     B2       10.625% 11/15/08    2,400       1,752,000
  Rotech Healthcare, Inc., Sr. Sub. Notes....................     B2         9.50% 04/01/12    5,600       5,607,000
  Select Medical Corp., Sr. Sub. Notes.......................     B3         9.50% 06/15/09    2,415       2,499,525
  Senior Housing Properties Trust, Sr. Notes.................    Ba2        8.625% 01/15/12   10,100       9,948,500
  Service Corp. International, Notes.........................     B1         6.00% 12/15/05    3,158       2,968,520
  Service Corp. International, Notes.........................     B1         6.50% 03/15/08    2,750       2,461,250
  Service Corp. International, Debs.(b)......................     B1        7.875% 02/01/13    2,000       1,782,500
  Triad Hospitals Holding, Sr. Notes, Ser. B.................     B1         8.75% 05/01/09    1,100       1,178,375
  Triad Hospitals Holding, Sr. Sub. Notes....................     B2        11.00% 05/15/09    4,555       5,033,275
  Ventas Realty LP, Sr. Notes................................    Ba3         8.75% 05/01/09    2,000       2,070,000
  Ventas Realty LP, Sr. Notes................................    Ba3         9.00% 05/01/12      900         940,500
                                                                                                      --------------
                                                                                                          99,398,459
                                                                                                      --------------
Industrials -- 5.8%
  Actuant Corp., Sr. Sub. Notes, Ser. A......................     B2        13.00% 05/01/09      780         912,600
  Alliant Techsystems, Inc., Sr. Sub. Notes..................     B2         8.50% 05/15/11    1,910       2,062,800
  Allied Waste of North America, Inc., Sr. Sub. Notes........    Ba3        7.375% 01/01/04    1,000       1,000,000
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3        7.625% 01/01/06    1,250       1,243,750
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3        7.875% 01/01/09    4,560       4,491,600
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3         8.50% 12/01/08    8,200       8,241,000
  Allied Waste of North America, Inc., Sr. Notes(b)..........     B2        10.00% 08/01/09    3,810       3,781,425
  Browning-Ferris Industries, Inc., Deb. Notes...............    Ba3         7.40% 09/15/35    2,000       1,639,364
  Eagle-Picher Holdings, Inc., Sr. Sub. Notes................    Caa1       9.375% 03/01/08    1,750       1,233,750
  Foamex LP, Gtd. Notes......................................     B3        10.75% 04/01/09      600         420,000
  Gentek, Inc., Sr. Sub. Notes(c)............................     Ca        11.00% 08/01/09    3,385         101,550
  GNI Group, Inc., Sr. Notes(c)..............................    Caa3      10.875% 07/15/05    4,000          80,000
  International Wire Group, Inc., Sr. Sub. Notes.............    Caa1       11.75% 06/01/05      700         441,000
  International Wire Group, Inc., Sr. Sub. Notes, Ser. B.....    Caa1       11.75% 06/01/05    3,000       1,890,000
  Iron Mountain, Inc., Gtd. Notes............................     B2        8.625% 04/01/13    3,150       3,291,750
  JLG Industries, Inc., Sr. Sub. Notes.......................    Ba2        8.375% 06/15/12    1,525       1,265,750
  Joy Global, Inc, Gtd. Notes, Ser. B(b).....................     B2         8.75% 03/15/12    4,725       4,925,812
  Manitowoc Co., Inc., Sr. Sub. Notes........................     B2        10.50% 08/01/12    3,250       3,371,875
  Motors & Gears, Inc., Sr. Notes............................    Caa1       10.75% 11/15/06    4,000       3,450,000
  Rexnord Corp., Sr. Sub. Notes(b)...........................     B3       10.125% 12/15/12    3,575       3,664,375
  Sequa Corp.................................................    Ba3         9.00% 08/01/09    2,160       2,073,600
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591;
   purchased 10/23/97)(c)(e)(f)..............................     NR         9.50% 11/01/07    4,000             520
  Terex Corp., Sr. Sub. Notes................................     B3        8.875% 04/01/08      650         585,813

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                            Moody's                     Principal
                                                                            Rating    Interest Maturity  Amount       Value
                                                                          (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                               ----------- -------- -------- --------- --------------
Industrials (cont'd.)
  Terex Corp., Sr. Sub. Notes............................................     B3         9.25% 07/15/11  $ 2,825  $    2,574,281
  Terex Corp., Sr. Sub. Notes............................................     B3       10.375% 04/01/11    3,445       3,238,300
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c).     C         12.50% 06/01/08    2,375          11,875
  United Rentals, Inc., Gtd. Notes, Ser. B...............................     B2         9.25% 01/15/09    1,250       1,021,875
  United Rentals, Inc., Gtd. Notes, Ser. B...............................     B2         9.50% 06/01/08    5,150       4,210,125
  Xerox Corp., Sr. Notes.................................................     B1         9.75% 01/15/09    4,395       4,219,200
                                                                                                                  --------------
                                                                                                                      65,443,990
                                                                                                                  --------------
Lodging & Leisure -- 5.5%
  Extended Stay America, Inc., Sr. Sub. Notes............................     B2        9.875% 06/15/11    1,860       1,887,900
  Felcor Lodging LP, Gtd. Notes..........................................    Ba3         9.50% 09/15/08    5,170       5,273,400
  Hilton Hotels Corp., Notes.............................................    Ba1        7.625% 12/01/12    1,550       1,565,271
  Hilton Hotels Corp., Sr. Notes.........................................    Ba1         7.50% 12/15/17      285         268,437
  HMH Properties, Inc., Sr. Gtd. Notes, Ser. A(b)........................    Ba3        7.875% 08/01/05    1,000         985,000
  HMH Properties, Inc., Sr. Gtd. Notes, Ser. B(b)........................    Ba3        7.875% 08/01/08    6,850       6,644,500
  Host Marriott LP, Sr. Notes............................................    Ba3         9.50% 01/15/07    8,475       8,602,125
  Intrawest Corp., Sr. Notes.............................................     B1        10.50% 02/01/10    6,720       7,056,000
  ITT Corp.(b)...........................................................    Ba1         6.75% 11/15/05    3,030       3,030,000
  ITT Corp., Sr. Sub. Notes, Ser. B......................................    Ba1        7.375% 11/15/15    1,250       1,150,000
  La Quinta Inns, Inc., Sr. Notes........................................    Ba3         7.40% 09/15/05    1,000         991,250
  Prime Hospitality Corp., Sr. Sub. Notes, Ser. B........................     B1        8.375% 05/01/12    2,300       2,231,000
  Regal Cinemas, Inc., Sr. Sub. Notes, Ser. B............................     B3        9.375% 02/01/12    5,000       5,325,000
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)..................    Ba2        8.125% 07/28/04    1,185       1,167,225
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)..................    Ba2         8.75% 02/02/11    1,285       1,195,050
  Starwood Hotels & Resorts Worldwide, Inc., Notes.......................    Ba1        7.375% 05/01/07    5,900       5,796,750
  Starwood Hotels & Resorts Worldwide, Inc., Notes.......................    Ba1        7.875% 05/01/12    2,235       2,212,650
  Vail Resorts, Inc., Gtd. Notes.........................................     B2         8.75% 05/15/09    3,500       3,587,500
  WCI Communities, Inc., Gtd. Notes......................................    Ba3        9.125% 05/01/12    4,000       3,600,000
                                                                                                                  --------------
                                                                                                                      62,569,058
                                                                                                                  --------------
Media -- 6.8%
  Alliance Atlantis, Sr. Sub. Notes......................................     B1        13.00% 12/15/09    3,520       3,836,800
  American Color Graphics, Inc., Gtd. Notes..............................     B3        12.75% 08/01/05    4,500       4,432,500
  American Media Operations, Inc., Gtd. Notes, Ser. B....................     B2        10.25% 05/01/09    1,510       1,562,850
  CanWest Media, Inc., Sr. Sub. Notes (Canada)...........................     B2       10.625% 05/15/11    3,000       3,202,500
  Clear Channel Communications, Inc., Notes..............................    Baa3       7.875% 06/15/05    3,200       3,503,418
  Dex Media East LLC, Sr. Sub. Notes(b)..................................     B3       12.125% 11/15/12   11,000      12,182,500
  Entercom Radio LLC, Gtd. Notes.........................................    Ba3        7.625% 03/01/14    3,855       4,047,750
  Gray Television, Inc., Sr. Sub. Notes..................................     B3         9.25% 12/15/11    4,325       4,654,781
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)......    Caa1       10.00% 03/01/08      950         970,187
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)......    Caa1       10.00% 03/01/08    4,000       4,155,000
  Paxson Communications Corp., Gtd. Notes................................     B3        10.75% 07/15/08      350         345,188
  Phoenix Color Corp., Sr. Sub. Notes....................................    Caa2      10.375% 02/01/09    4,000       3,400,000
  PRIMEDIA, Inc., Sr. Notes..............................................     B3        8.875% 05/15/11    2,000       1,810,000
  Quebecor Media, Inc., Sr. Notes (Canada)...............................     B2       11.125% 07/15/11    3,500       3,224,375
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06)
   (Canada)..............................................................     B2        13.75% 07/15/11    4,000       2,265,000
  R.H. Donnelley Finance Corp., Sr. Sub. Notes(b)........................     B2       10.875% 12/15/12    3,025       3,297,250
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02).......    Caa3       11.75% 08/01/06    1,750         903,437
  Sinclair Broadcast Group, Inc., Gtd. Notes.............................     B2         8.00% 03/15/12    2,500       2,606,250
  Sinclair Broadcast Group, Inc., Gtd. Notes.............................     B2         8.75% 12/15/11    2,500       2,690,625
  Star Choice Communications, Sr. Sec'd. Notes (Canada)..................     B3        13.00% 12/15/05    5,750       5,433,750
  Sun Media Corp., Sr. Sub. Notes........................................     B2         9.50% 02/15/07    1,700       1,742,500
  Susquehanna Media Co., Sr. Sub. Notes..................................     B1         8.50% 05/15/09    1,800       1,858,500
  Vertis, Inc., Gtd. Notes, Ser. B.......................................     B2       10.875% 06/15/09    2,500       2,600,000
  Vertis, Inc., Sr. Notes................................................     NR       10.875% 06/15/09    2,100       2,184,000
                                                                                                                  --------------
                                                                                                                      76,909,161
                                                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                 Moody's                     Principal
                                                                 Rating    Interest Maturity  Amount       Value
                                                               (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                    ----------- -------- -------- --------- --------------
Metals & Mining -- 1.7%
  AK Steel Corp., Notes.......................................     B1         7.75% 06/15/12  $ 9,000  $    9,067,500
  AK Steel Corp., Sr. Notes...................................     B1        7.875% 02/15/09    2,000       2,020,000
  Century Aluminum Co., First Mtge. Notes.....................    Ba3        11.75% 04/15/08    4,370       4,238,900
  Great Central Mines, Ltd., Sr. Notes........................    Ba2        8.875% 04/01/08    2,300       2,288,500
  Sheffield Steel Corp., Sr. Sec'd. Notes.....................     NR        10.00% 04/30/07      853         554,450
  United States Steel LLC, Sr. Notes(b).......................    Ba3        10.75% 08/01/08    1,465       1,443,025
                                                                                                       --------------
                                                                                                           19,612,375
                                                                                                       --------------
Paper & Forest Products -- 1.5%
  Caraustar Industries, Inc., Sr. Sub. Notes..................    Ba2        9.875% 04/01/11      660         679,800
  Doman Industries, Ltd., Sr. Notes (Canada), Ser. B..........     Ca         9.25% 11/15/07    1,265         158,125
  Georgia-Pacific Corp., Debs.................................    Ba1         7.70% 06/15/15    1,000         850,000
  Georgia-Pacific Corp., Sr. Notes............................    Ba1        8.125% 05/15/11      270         256,500
  Riverwood International Corp., Sr. Notes....................     B3       10.625% 08/01/07      960         993,600
  Riverwood International Corp., Gtd. Notes...................    Caa1      10.875% 04/01/08    3,485       3,502,425
  Stone Container Corp., Sr. Notes............................     B2        8.375% 07/01/12    5,700       5,842,500
  Stone Container Corp., Sr. Notes............................     B2         9.75% 02/01/11      430         460,100
  Stone Container Corp., Sr. Sub. Notes.......................     B2        11.50% 08/15/06    1,510       1,600,600
  Tembec Industries, Inc., Gtd. Notes.........................    Ba1         7.75% 03/15/12    2,900       2,813,000
                                                                                                       --------------
                                                                                                           17,156,650
                                                                                                       --------------
Retail & Supermarkets -- 2.7%
  AutoNation, Inc., Gtd. Notes................................    Ba2         9.00% 08/01/08      375         378,750
  Delhaize America, Inc., Gtd. Notes(b).......................    Ba1        8.125% 04/15/11    4,185       4,048,983
  Dillard's, Inc., Notes, Ser. A..............................    Ba3         6.43% 08/01/04      760         748,600
  DIMON, Inc., Gtd. Notes, Ser. B.............................    Ba3        9.625% 10/15/11      850         898,875
  Fleming Cos., Inc., Gtd. Notes..............................     B2       10.125% 04/01/08    1,500       1,290,000
  Homeland Stores, Inc., Sr. Notes(c).........................     NR        10.00% 08/01/03    4,260         809,400
  JC Penney Co., Inc., Deb. Notes.............................    Ba3         7.40% 04/01/37    3,565       3,600,650
  Pantry, Inc., Sr. Notes.....................................     B3        10.25% 10/15/07    2,615       2,346,962
  Pathmark Stores, Inc., Sr. Sub. Notes(b)....................     B2         8.75% 02/01/12    2,000       1,840,000
  Rite Aid Corp., Notes.......................................    Caa3        6.00% 12/15/05    2,695       2,331,175
  Rite Aid Corp., Deb. Notes..................................    Caa3       6.875% 08/15/13    2,000       1,445,000
  Rite Aid Corp., Notes.......................................    Caa3       6.875% 12/15/28    2,800       1,778,000
  Rite Aid Corp., Deb. Notes..................................    Caa3        7.70% 02/15/27    2,800       1,960,000
  Saks, Inc., Gtd. Notes......................................     B1        7.375% 02/15/19    4,500       3,532,500
  The Great Atlantic & Pacific Tea Co., Inc.(b)...............     B3         7.75% 04/15/07    3,090       2,224,800
  Winn-Dixie Stores, Inc., Gtd. Notes.........................    Ba2        8.875% 04/01/08      645         659,513
                                                                                                       --------------
                                                                                                           29,893,208
                                                                                                       --------------
Technology -- 3.4%
  Amkor Technology, Inc., Sr. Notes...........................     B1         9.25% 05/01/06    1,010         863,550
  Amkor Technology, Inc., Sr. Notes...........................     B1         9.25% 02/15/08    3,565       3,012,425
  Ampex Corp., Sec'd. Notes(c)................................     NR        12.00% 08/15/08    5,904         885,632
  Fairchild Semiconductor Corp., Gtd. Notes(b)................     B2       10.375% 10/01/07    3,750       3,937,500
  Fairchild Semiconductor Corp., Sr. Sub. Notes(b)............     B2        10.50% 02/01/09    2,685       2,899,800
  Flextronics International, Ltd., Sr. Sub. Notes (Singapore).    Ba2        9.875% 07/01/10    5,740       6,184,850
  Nortel Networks, Ltd., Notes(b).............................     B3        6.125% 02/15/06    1,170         783,900
  ON Semiconductor Corp., Gtd. Notes..........................     B3        12.00% 05/15/08    3,500       2,572,500
  Sanmina-SCI Corp., Sr. Sec'd. Note(b).......................    Ba2       10.375% 01/15/10    2,200       2,222,000
  Seagate Technology International, Sr. Notes.................    Ba2         8.00% 05/15/09    2,000       2,070,000
  Unisys Corp., Sr. Notes.....................................    Ba1         7.25% 01/15/05    6,200       6,262,000
  Unisys Corp., Sr. Notes.....................................    Ba1        8.125% 06/01/06    3,200       3,336,000
  Veritas DGC, Inc., Sr. Notes................................    Ba3         9.75% 10/15/03    2,025       2,004,750
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom).......     B1        5.875% 05/15/04    1,950       1,862,250
                                                                                                       --------------
                                                                                                           38,897,157
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                Moody's                     Principal
                                                                                Rating    Interest Maturity  Amount
                                                                              (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                   ----------- -------- -------- ---------
Telecommunications -- 7.5%
  AT&T Broadband Corp., Notes(b).............................................    Baa3       8.375% 03/15/13  $1,855
  Avaya, Inc., Sec'd. Notes..................................................     B2       11.125% 04/01/09   1,000
  Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)...............................     NR        12.75% 05/15/05     900
  Birch Telecommunications, Inc., Sr. Notes(c)...............................     NR        14.00% 06/15/08   2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(e)(f)............................     NR        14.00% 10/01/07   3,680
  Citizens Communications Co., Notes.........................................    Baa2        9.25% 05/15/11   6,559
  Crown Castle International Corp., Sr. Notes(b).............................     B3        10.75% 08/01/11   2,990
  Dobson Communications, Sr. Notes...........................................     B3       10.875% 07/01/10     400
  Echostar DBS Corp., Sr. Notes..............................................     B1        9.125% 01/15/09   7,960
  Echostar DBS Corp., Sr. Notes..............................................     B1         9.25% 02/01/06   5,325
  Echostar DBS Corp., Sr. Notes..............................................     B1       10.375% 10/01/07   4,600
  FairPoint Communications, Inc., Sr. Sub. Notes.............................    Caa1       12.50% 05/01/10   2,120
  Impsat Corp., Sr. Notes(c).................................................     NR       12.375% 06/15/08   1,600
  Netia Holdings BV, Sr. Sec'd. Notes(b)(e)..................................     NR        10.00% 12/20/08     179
  Nextel Communications, Inc., Term Loan B
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................     NR        4.813% 06/30/08   1,247
  Nextel Communications, Inc., Term Loan C
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................     NR        5.063% 12/31/08   1,247
  Nextel Communications, Inc., Sr. Notes.....................................     B3        9.375% 11/15/09     645
  Nextel Communications, Inc., Sr. Notes.....................................     B3         9.50% 02/01/11   4,160
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 09/15/02).     B3        10.65% 09/15/07   4,635
  Qwest Corp., Debs..........................................................    Ba3         7.50% 06/15/23   2,000
  Qwest Corp., Notes.........................................................    Ba3        7.625% 06/09/03   1,000
  Qwest Services Corp., Sr. Sec'd. Notes.....................................     NR        13.50% 12/15/10   1,835
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................    Ba3        9.625% 05/01/11   1,300
  Sprint Capital Corp., Gtd. Notes...........................................    Baa3        5.70% 11/15/03   8,500
  Sprint Capital Corp., Notes................................................    Baa3       8.375% 03/15/12   3,000
  Telus Corp., Notes.........................................................    Ba1         8.00% 06/01/11   4,510
  Tritel PCS, Inc., Gtd. Notes...............................................    Baa2      10.375% 01/15/11   3,977
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04).................    Baa2       12.75% 05/15/09   4,075
  Verizon Wireless, Inc., Notes..............................................     A3        5.375% 12/15/06   3,000
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..    Baa2      11.875% 11/15/09   6,835



Transportation -- 4.3%
  American Axle & Manufacturing, Inc., Gtd. Notes............................    Ba2         9.75% 03/01/09   4,035
  AMR Corp., Deb. Notes......................................................     B2        10.00% 04/15/21   1,695
  AMR Corp., Notes...........................................................     NR        10.40% 03/10/11   1,000
  AMR Corp., M.T.N...........................................................     NR        10.40% 03/15/11   1,000
  AMR Corp., M.T.N...........................................................     NR        10.55% 03/12/21   1,425
  ArvinMeritor, Inc., Notes(b)...............................................    Baa3        8.75% 03/01/12   6,275
  Calair Capital Corp., Gtd. Notes...........................................    Ba2        8.125% 04/01/08   3,138
  Continental Airlines, Inc., Sr. Notes......................................     B3         8.00% 12/15/05   1,180
  Delta Air Lines, Inc., M.T.N., Ser. C......................................    Ba3         6.65% 03/15/04   2,355
  Delta Air Lines, Inc., Notes...............................................    Ba3         7.70% 12/15/05   8,410
  Delta Air Lines, Inc., Sr. Notes...........................................    Ba3         8.30% 12/15/29   2,105
  Delta Air Lines, Inc., Debs................................................    Ba3       10.375% 12/15/22   1,280
  Holt Group, Inc., Sr. Notes(c).............................................     C          9.75% 01/15/06     800
  Kansas City Southern Railway, Sr. Notes(b).................................    Ba2         7.50% 06/15/09   2,750
  Lear Corp., Gtd. Notes, Ser. B.............................................    Ba1         7.96% 05/15/05   4,500
  Lear Corp., Gtd. Notes, Ser. B.............................................    Ba1         8.11% 05/15/09   1,500
  MSX International, Inc., Gtd. Notes........................................     B3       11.375% 01/15/08   1,105
  Navistar International Corp., Sr. Notes, Ser. B............................    Ba3        9.375% 06/01/06   1,575
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2         8.52% 04/07/04   1,850
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2         8.70% 03/15/07   1,000
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2        8.875% 06/01/06   1,000
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2        9.875% 03/15/07   1,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..........................    Caa1       10.25% 12/15/07   1,180
  Stena AB, Sr. Notes (Sweden)...............................................    Ba3         8.75% 06/15/07   3,700
  Stena AB, Sr. Notes (Sweden)(b)............................................    Ba3        9.625% 12/01/12   1,600

                                                                                  Value
                                                                                 (Note 2)
CORPORATE BONDS (Continued)                                                   --------------
Telecommunications -- 7.5%
  AT&T Broadband Corp., Notes(b)............................................. $    2,107,247
  Avaya, Inc., Sec'd. Notes..................................................        905,000
  Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)...............................        180,000
  Birch Telecommunications, Inc., Sr. Notes(c)...............................            250
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(e)(f)............................             37
  Citizens Communications Co., Notes.........................................      7,811,854
  Crown Castle International Corp., Sr. Notes(b).............................      2,616,250
  Dobson Communications, Sr. Notes...........................................        338,000
  Echostar DBS Corp., Sr. Notes..............................................      8,377,900
  Echostar DBS Corp., Sr. Notes..............................................      5,577,938
  Echostar DBS Corp., Sr. Notes..............................................      4,979,500
  FairPoint Communications, Inc., Sr. Sub. Notes.............................      1,526,400
  Impsat Corp., Sr. Notes(c).................................................         48,000
  Netia Holdings BV, Sr. Sec'd. Notes(b)(e)..................................         86,251
  Nextel Communications, Inc., Term Loan B
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................      1,148,683
  Nextel Communications, Inc., Term Loan C
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................      1,148,684
  Nextel Communications, Inc., Sr. Notes.....................................        583,725
  Nextel Communications, Inc., Sr. Notes.....................................      3,744,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 09/15/02).      4,426,425
  Qwest Corp., Debs..........................................................      1,590,000
  Qwest Corp., Notes.........................................................        980,000
  Qwest Services Corp., Sr. Sec'd. Notes.....................................      1,908,400
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................      1,228,500
  Sprint Capital Corp., Gtd. Notes...........................................      8,457,500
  Sprint Capital Corp., Notes................................................      2,985,000
  Telus Corp., Notes.........................................................      4,329,600
  Tritel PCS, Inc., Gtd. Notes...............................................      4,255,390
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04).................      3,789,750
  Verizon Wireless, Inc., Notes..............................................      3,134,058
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..      5,809,750
                                                                              --------------
                                                                                  84,074,092
                                                                              --------------
Transportation -- 4.3%
  American Axle & Manufacturing, Inc., Gtd. Notes............................      4,327,538
  AMR Corp., Deb. Notes......................................................        711,900
  AMR Corp., Notes...........................................................        450,000
  AMR Corp., M.T.N...........................................................        531,187
  AMR Corp., M.T.N...........................................................        635,750
  ArvinMeritor, Inc., Notes(b)...............................................      6,620,125
  Calair Capital Corp., Gtd. Notes...........................................      1,412,100
  Continental Airlines, Inc., Sr. Notes......................................        578,200
  Delta Air Lines, Inc., M.T.N., Ser. C......................................      1,978,200
  Delta Air Lines, Inc., Notes...............................................      6,475,700
  Delta Air Lines, Inc., Sr. Notes...........................................      1,241,950
  Delta Air Lines, Inc., Debs................................................        832,000
  Holt Group, Inc., Sr. Notes(c).............................................         25,000
  Kansas City Southern Railway, Sr. Notes(b).................................      2,901,250
  Lear Corp., Gtd. Notes, Ser. B.............................................      4,618,125
  Lear Corp., Gtd. Notes, Ser. B.............................................      1,586,250
  MSX International, Inc., Gtd. Notes........................................        419,900
  Navistar International Corp., Sr. Notes, Ser. B............................      1,512,000
  Northwest Airlines, Inc., Gtd. Notes.......................................      1,563,250
  Northwest Airlines, Inc., Gtd. Notes.......................................        640,000
  Northwest Airlines, Inc., Gtd. Notes.......................................        650,000
  Northwest Airlines, Inc., Gtd. Notes.......................................        640,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..........................        932,200
  Stena AB, Sr. Notes (Sweden)...............................................      3,704,625
  Stena AB, Sr. Notes (Sweden)(b)............................................      1,652,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount       Value
                                                                     (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                          ----------- -------- -------- --------- --------------
Transportation (cont'd.)
  Stena AB, Sr. Notes (Sweden)......................................    Ba3        10.50% 12/15/05 $  2,175  $    2,234,812
  Trism, Inc., Gtd. Notes(c)........................................     NR        12.00% 02/15/05    1,305           6,523
                                                                                                             --------------
                                                                                                                 48,880,585
                                                                                                             --------------
Utilities -- 4.1%
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).    Caa2       10.41% 12/31/20   10,295       5,765,200
  Beaver Valley II Funding Corp., Debs..............................    Baa3        9.00% 06/01/17    4,000       4,430,328
  Calpine Canada Energy Finance, Gtd. Notes (Canada)................     B1         8.50% 05/01/08    2,500       1,087,500
  Calpine Corp., Sr. Notes..........................................     B1         8.50% 02/15/11   18,720       8,143,200
  Calpine Corp., Sr. Notes..........................................     B1         8.75% 07/15/07    5,000       2,175,000
  CMS Energy Corp., Sr. Notes.......................................     B3         9.88% 10/15/07    2,225       2,113,750
  Midland Funding II Corp., Debs....................................    Ba3        11.75% 07/23/05    9,170       9,353,400
  Midland Funding II, Debs..........................................    Ba3        13.25% 07/23/06    2,875       2,975,625
  Mirant Americas Generation LLC, Sr. Notes.........................    Ba3         7.20% 10/01/08    1,050         498,750
  Mirant Americas Generation LLC, Sr. Notes(b)......................    Ba3        7.625% 05/01/06    2,500       1,312,500
  Mirant Americas Generation LLC, Sr. Notes.........................    Ba3         8.30% 05/01/11      900         427,500
  Orion Power Holdings, Inc., Sr. Notes.............................     B3        12.00% 05/01/10    4,900       3,528,000
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C(b)....     B3        9.681% 07/02/26    1,000         625,000
  USEC, Inc., Sr. Notes.............................................    Ba2         6.75% 01/20/09    1,000         886,146
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(c)(e)(f)...................     NR        12.00% 10/30/07    2,958       2,484,720
                                                                                                             --------------
                                                                                                                 45,806,619
                                                                                                             --------------
TOTAL CORPORATE BONDS
 (cost $1,059,637,024)......................................................................................    968,295,747
                                                                                                             --------------
CONVERTIBLE BONDS -- 0.4%
  Nortel Networks Corp..............................................     B3         4.25% 09/01/08      900         470,250
  Solectron Corp.(b)................................................    Ba3          Zero 11/20/20    7,000       3,552,500
                                                                                                             --------------
TOTAL CONVERTIBLE BONDS
 (cost $4,451,733)..........................................................................................      4,022,750
                                                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS -- 3.7%
  Federal Republic of Brazil (Brazil)...............................     B1         8.00% 04/15/14    4,372       2,874,265
  Federal Republic of Colombia (Colombia)...........................    Ba2        10.00% 01/23/12    7,652       7,728,520
  Federal Republic of Colombia (Colombia)...........................    Ba2        10.75% 01/15/13    2,551       2,640,285
  Federal Republic of Panama (Panama)...............................    Ba1         9.63% 02/08/11    5,000       5,462,500
  Federal Republic of Peru (Peru)...................................    Ba3         4.00% 03/07/17   11,680       8,409,600
  Federal Republic of Philippines (Philippines)(b)..................    Ba1        9.375% 01/18/17    3,000       3,097,500
  Russian Federation (Russia).......................................    Ba3         5.00% 03/31/30   10,750       8,519,375
  Russian Federation (Russia).......................................    Ba2         5.00% 03/31/30    4,000       3,176,000
                                                                                                             --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (cost $38,177,147).........................................................................................     41,908,045
                                                                                                             --------------
                                                                                                    Shares
                                                                                                   ---------
COMMON STOCKS -- 0.2%
  Adelphia Business Solutions, Inc. (Class "B" Stock)(a)........................................     25,755             618
  Classic Communications, Inc.(a)(e)............................................................      6,000              60
  Contour Energy Co.(a).........................................................................    115,200           2,074
  Jasper Energy LLC(a)(e).......................................................................     20,307               0
  Kaiser Group Holdings, Inc. 7.00%(e)..........................................................     39,058       1,367,018
  PSF Bancorp, Inc.(a)(e).......................................................................        220         330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)....................................     74,058             740
  RCN Corp.(a)..................................................................................        156              83
  Samuels Jewelers, Inc.(a).....................................................................     36,825           1,473
  Sheffield Steel Corp.(a)......................................................................    135,158         202,737
  Star Gas Partners LP..........................................................................      2,561          47,378
  Stellex Technologies, Inc.(a).................................................................        859               0
  Systems Holding, Inc.(e)......................................................................     29,402             294

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                                     Value
                                                                                         Shares     (Note 2)
COMMON STOCKS (Continued)                                                                ------- --------------
  Trism, Inc.(a)......................................................................    82,628 $           83
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(a)(f)......   503,351          1,032
  York Research Corp.(c)(e)...........................................................     4,155              0
                                                                                                 --------------
TOTAL COMMON STOCKS
 (cost $4,602,030)..............................................................................      1,953,965
                                                                                                 --------------
PREFERRED STOCKS(a) -- 4.5%
  Adelphia Communications Corp., PIK, 13.00%(c).......................................     5,000          2,500
  AmeriKing, Inc., PIK, 13.00%........................................................    36,672            367
  Century Maintenance Supplies, PIK, 13.25%...........................................    71,073      6,041,208
  CSC Holdings, Inc., 11.125%.........................................................   177,304     16,489,272
  CSC Holdings, Inc., PIK, 11.75%.....................................................   146,260     13,931,265
  Dobson Communications, PIK, 12.25%..................................................     5,581      2,790,500
  Eagle-Picher Holdings, Inc., 11.75%.................................................       170        323,000
  Electronic Retailing Systems International, (cost $0; purchased 09/09/97)(e)(f).....     1,046             11
  Fitzgeralds Gaming Corp., 15.00%....................................................    50,000         50,000
  Geneva Steel, Inc., 14.00%..........................................................    22,000              0
  Global Crossing Holdings, Ltd., PIK, 7.00%(c).......................................    17,103            171
  InterAct Electronic Marketing, Inc., PIK, 14.00%....................................     4,400             44
  Kaiser Government Programs, Inc., 7.00%(e)..........................................    39,058            391
  Kaiser Group Holdings, Inc., 7.00%(e)...............................................    47,055            470
  Lucent Technologies Capital Trust I, 7.75%..........................................     2,980      1,194,622
  McLeodUSA, Inc., 2.50%..............................................................    18,063         74,058
  New Millenium Homes(e)..............................................................     3,000             30
  Paxon Communications, Inc., PIK, 13.25%.............................................     1,004      5,471,800
  PRIMEDIA, Inc., 10.00%..............................................................    44,668      2,881,086
  Sinclair Capital, PIK, 11.625%......................................................    10,000      1,060,000
  TVN Entertainment Corp., 14.00%(e)..................................................   137,742        413,226
  Viasystems, Inc., PIK, 8.00%........................................................    60,627              6
  World Access, Inc., (cost $2,000,000; purchased 02/11/00), 13.25%(e)(f).............     1,435              1
                                                                                                 --------------
TOTAL PREFERRED STOCKS
 (cost $77,304,196).............................................................................     50,724,028
                                                                                                 --------------

                                                                     Expiration
                                                                        Date             Units
                                                                     ----------          -------
WARRANTS(a) -- 0.1%
  Allegiance Telecommunications, Inc..............................    02/03/08             3,800          5,700
  Ampex Corp......................................................    03/15/03           170,000          1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f).......    03/15/05             1,295              6
  Bell Technology Group, Ltd......................................    05/01/05             1,250             12
  Bestel SA de CV, (Mexico).......................................    05/15/05             2,500            500
  Birch Telecom, Inc..............................................    06/15/08             2,500             25
  Electronic Retailing Systems(e).................................    02/01/04             2,000             20
  GT Group Telecommunication, Inc.................................    02/01/10             3,050          1,525
  Harborside Healthcare Corp.(e)..................................    08/01/09            27,270            273
  HF Holdings, Inc................................................    09/27/09            18,093            181
  ICG Communications, Inc.........................................    09/15/05            20,790            208
  Inter Act Systems, Inc..........................................    08/01/03             4,400             44
  Intermediate Act Electronic Mktg, Inc...........................    12/15/09             4,400             44
  McLeodUSA, Inc..................................................    04/16/07            40,027         14,009
  MGC Communications, Inc.........................................    10/01/04             1,950            115
  National Restaurants Enterprises Holdings, Inc..................    05/15/08               250              3
  Nextel International, Ltd.......................................    04/15/07             1,650             16
  Pagemart, Inc.(e)...............................................    12/31/03             9,200              9
  Price Communications Corp.......................................    08/01/07             6,880        275,200
  Primus Telecommunications Group.................................    08/01/04             1,500             15
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05            69,480         69,480
  Sterling Chemical Holdings, Inc.................................    08/15/08               560              6

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                     Expiration                 Value
                                                                        Date       Units       (Note 2)
WARRANTS(a) (Continued)                                              ---------- ----------- --------------
  Tellus Corp.,...................................................    09/15/05       42,866 $            0
  Transocean, Inc.................................................    05/01/09        2,875        627,610
  USN Communications, Inc.........................................    08/15/04       10,590            106
  Verado Holdings, Inc., Ser. B...................................    04/15/08        1,175             12
  Versatel Telecommunications.....................................    05/15/08        2,000             20
  Wam!Net, Inc....................................................    03/01/05        3,000             30
  Waste Systems International.....................................    01/15/06       60,000            600
  XM Satellite Radio, Inc.........................................    03/03/10        5,005              1
                                                                                            --------------
TOTAL WARRANTS
 (cost $2,058,760).........................................................................        997,470
                                                                                            --------------
RIGHT
Netia Holdings BV(e) (cost $0).................................................   1,152,624        548,625
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,186,230,890).....................................................................  1,068,450,630
                                                                                            --------------

                                                  Moody's                        Principal
                                                  Rating    Interest  Maturity    Amount
                                                (Unaudited)   Rate      Date       (000)
SHORT-TERM INVESTMENTS -- 14.0%                 ----------- -------- ---------- -----------
CORPORATE BONDS -- 0.3%
American Standard, Inc., Gtd. Notes(b).........     Ba2        7.13%  02/15/03        3,250      3,255,979
Navistar International Corp., Sr. Notes, Ser. B     Ba3        7.00%  02/01/03          250        249,635
                                                                                            --------------
TOTAL CORPORATE BONDS
 (cost $3,505,614).........................................................................      3,505,614
                                                                                            --------------
                                                                                  Shares
                                                                                -----------
MUTUAL FUND -- 13.7%
Prudential Core Investment Fund -- Taxable Money Market Series (Note 4)(d)..... 154,651,335    154,651,335
                                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $158,156,949).......................................................................    158,156,949
                                                                                            --------------
TOTAL INVESTMENTS -- 108.7%
 (cost $1,344,387,839; Note 6).............................................................  1,226,607,579
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.7)%............................................    (98,020,124)
                                                                                            --------------
NET ASSETS -- 100.0%....................................................................... $1,128,587,455
                                                                                            ==============

The following abbreviations are used in portfolio descriptions:

                     CBO    Collateralized Bond Obligation
                     M.T.N. Medium Term Note
                     PIK    Payment-in-kind

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $115,164,211; cash collateral of $121,926,416 was received with which the portfolio purchased securities.
(c)Represents issuer in default on interest payments, non-income producing security.
(d)Represents security, or a portion thereof, purchased with cash collateral received for securities of loan.
(e)Indicates a fair valued security.
(f)Indicates a restricted security; the aggregate cost of the restricted securities is $17,508,863. The aggregate value, $4,957,512 is approximately 0.4% of net assets.
(g)Loan participation agreement.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          LONG-TERM INVESTMENTS -- 97.6%                    Value
                                                Shares     (Note 2)
          COMMON STOCKS -- 96.0%               --------- ------------
          Aerospace & Defense -- 3.1%
            Lockheed Martin Corp..............   378,700 $ 21,869,925
            Northrop Grumman Corp.............   238,400   23,124,800
                                                         ------------
                                                           44,994,725
                                                         ------------
          Automobiles -- 2.9%
            Bayerische Motoren Werke (BMW) AG
             (Germany)(a).....................   609,070   18,483,432
            Harley-Davidson, Inc..............   509,100   23,520,420
                                                         ------------
                                                           42,003,852
                                                         ------------
          Banks -- 1.7%
            Bank One Corp.....................   652,600   23,852,530
                                                         ------------
          Beverages -- 2.8%
            Anheuser Busch Cos., Inc..........   455,500   22,046,200
            Coca-Cola Co. (The)...............   415,400   18,202,828
                                                         ------------
                                                           40,249,028
                                                         ------------
          Biotechnology -- 5.0%
            Amgen, Inc.(a)....................   932,200   45,062,548
            Genentech, Inc.(a)................   447,400   14,835,784
            MedImmune, Inc.(a)................   448,900   12,196,613
                                                         ------------
                                                           72,094,945
                                                         ------------
          Communications Equipment -- 4.3%
            Cisco Systems, Inc.(a)............ 2,966,700   38,863,770
            Nokia Oyj, ADR (Finland).......... 1,500,200   23,253,100
                                                         ------------
                                                           62,116,870
                                                         ------------
          Computers & Peripherals -- 5.8%
            Dell Computer Corp.(a)............ 1,214,800   32,483,752
            Hewlett-Packard Co................ 1,783,800   30,966,768
            International Business Machines
             Corp. (IBM)......................   250,600   19,421,500
                                                         ------------
                                                           82,872,020
                                                         ------------
          Diversified Financials -- 8.5%
            American Express Co...............   959,300   33,911,255
            Citigroup, Inc.................... 1,107,400   38,969,406
            Goldman Sachs Group, Inc..........   400,400   27,267,240
            Merrill Lynch & Co., Inc..........   587,700   22,303,215
                                                         ------------
                                                          122,451,116
                                                         ------------
          Energy Equipment & Services -- 2.5%
            Schlumberger, Ltd.................   860,000   36,197,400
                                                         ------------
          Food & Drug Retailing -- 1.0%
            Walgreen Co.......................   499,800   14,589,162
                                                         ------------
          Hotels Restaurants & Leisure -- 2.8%
            Marriott International, Inc.
             (Class "A" Stock)................   703,400   23,120,758
            Starbucks Corp.(a)................   806,300   16,432,394
                                                         ------------
                                                           39,553,152
                                                         ------------
          Household Products -- 1.3%
            Procter & Gamble Co. (The)........   215,500   18,520,070
                                                         ------------
          Industrial Conglomerates -- 2.1%
            3M Co.............................   239,500   29,530,350
                                                         ------------

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- ------------
        Insurance -- 5.8%
          American International Group, Inc.....   749,937 $ 43,383,856
          Hartford Financial Services Group,
           Inc. (The)...........................   415,500   18,876,165
          XL Capital, Ltd. (Class "A" Stock)....   272,500   21,050,625
                                                           ------------
                                                             83,310,646
                                                           ------------
        Media -- 7.2%
          Clear Channel Communications, Inc.(a).   271,800   10,135,422
          New York Times Co. (The)
           (Class "A" Stock)....................   387,900   17,738,667
          Omnicom Group, Inc....................   185,700   11,996,220
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b)..............   855,500   20,959,750
          Viacom, Inc. (Class "B" Stock)(a)..... 1,055,819   43,035,183
                                                           ------------
                                                            103,865,242
                                                           ------------
        Multi-line Retail -- 7.0%
          Costco Wholesale Corp.(a).............   528,800   14,838,128
          Kohl's Corp.(a).......................   735,300   41,140,035
          Wal-Mart Stores, Inc..................   879,900   44,443,749
                                                           ------------
                                                            100,421,912
                                                           ------------
        Oil & Gas -- 2.2%
          Total Fina Elf SA (France)(a).........   223,950   31,983,524
                                                           ------------
        Paper & Forest Products -- 2.4%
          International Paper Co................   474,200   16,582,774
          Weyerhaeuser Co.......................   366,000   18,010,860
                                                           ------------
                                                             34,593,634
                                                           ------------
        Personal Products -- 1.1%
          Gillette Co. (The)....................   497,700   15,110,172
                                                           ------------
        Pharmaceuticals -- 10.8%
          Abbott Laboratories...................   837,900   33,516,000
          Forest Laboratories, Inc.(a)..........    50,900    4,999,398
          Johnson & Johnson.....................   749,700   40,266,387
          Merck & Co., Inc......................   119,500    6,764,895
          Pfizer, Inc...........................   553,000   16,905,210
          Pharmacia Corp........................   542,994   22,697,149
          Teva Pharmaceutical Industries Ltd.,
           ADR (Israel)(b)......................   220,000    8,494,200
          Wyeth.................................   572,700   21,418,980
                                                           ------------
                                                            155,062,219
                                                           ------------
        Semiconductor Equipment & Products -- 6.8%
          Applied Materials, Inc.(a)............   976,400   12,722,492
          Intel Corp............................ 1,870,500   29,123,685
          KLA-Tencor Corp.(a)...................       100        3,537
          Novellus Systems, Inc.(a)(b)..........   321,400    9,024,912
          STMicroelectronics NV, NY Shares
           (Netherlands)(b).....................   619,300   12,082,543
          Texas Instruments, Inc................ 1,216,800   18,264,168
          Xilinx, Inc.(a).......................   795,000   16,377,000
                                                           ------------
                                                             97,598,337
                                                           ------------
        Software -- 4.0%
          Microsoft Corp.(a).................... 1,092,700   56,492,590
          SAP AG, ADR (Germany)(b)..............    73,200    1,427,400
                                                           ------------
                                                             57,919,990
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                         -------------------------------
                         JENNISON PORTFOLIO (Continued)
                         -------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                        Value
              COMMON STOCKS                 Shares     (Note 2)
              (Continued)                   ------- --------------
              Specialty Retail -- 4.9%
                Bed Bath & Beyond, Inc.(a). 791,600 $   27,333,948
                Lowe's Cos., Inc........... 551,600     20,685,000
                Tiffany & Co............... 928,200     22,193,262
                                                    --------------
                                                        70,212,210
                                                    --------------
              TOTAL COMMON STOCKS
               (cost $1,606,177,234)...............  1,379,103,106
                                                    --------------
              PREFERRED STOCK -- 1.6%
              Automobiles
                Porsche AG (Germany)(b)
                 (cost $24,733,658)........  55,226     22,948,584
                                                    --------------
              TOTAL LONG-TERM INVESTMENTS
               (cost $1,630,910,892)...............  1,402,051,690
                                                    --------------

                                                         Value
                                            Shares      (Note 2)
            SHORT-TERM INVESTMENT -- 6.2% ---------- --------------
              Mutual Fund
               Prudential Core
                 Investment Fund --
                 Taxable Money Market
                 Series
                 (cost $89,619,408;
                 Note 4)(c).............. 89,619,408 $   89,619,408
                                                     --------------
            TOTAL INVESTMENTS -- 103.8% (cost
             $1,720,530,300; Note 6)................  1,491,671,098
            LIABILITIES IN EXCESS OF
             OTHER ASSETS -- (3.8)%.................    (54,779,754)
                                                     --------------
            NET ASSETS -- 100%...................... $1,436,891,344
                                                     ==============

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $55,397,238; cash collateral of $57,459,433 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Principal
                                            Interest Maturity  Amount      Value
                                              Rate     Date     (000)     (Note 2)
                                            -------- -------- --------- ------------
Bank Notes -- 2.0%
  American Express Centurion Bank(a).......   1.42%  01/27/03  $ 8,000  $  8,000,000
  US Bank NA(a)............................   1.35%  05/29/03   20,000    19,996,322
                                                                        ------------
                                                                          27,996,322
                                                                        ------------
Certificates of Deposit-Canadian -- 8.5%
  Bank of Nova Scotia......................   2.97%  03/31/03    5,000     5,013,688
  Canadian Imperial Bank of Commerce.......   1.34%  03/24/03   10,000    10,000,000
  Canadian Imperial Bank of Commerce.......   1.35%  06/20/03   50,000    50,000,000
  Toronto Dominion.........................   1.34%  06/23/03   52,000    52,000,000
                                                                        ------------
                                                                         117,013,688
                                                                        ------------
Certificate of Deposit-Eurodollar -- 1.1%
  Depfa Bank PLC...........................   1.36%  03/12/03   15,000    15,000,000
                                                                        ------------
Certificates of Deposit-Yankee -- 21.6%
  BNP Paribas SA...........................   1.34%  03/18/03   29,000    29,000,000
  BNP Paribas SA...........................   1.60%  11/21/03   30,000    30,000,000
  Credit Agricole Indosuez(a)..............   1.35%  02/14/03   60,000    60,000,000
  Deutsche Bank AG.........................   1.36%  06/18/03   25,000    25,001,726
  Dresdner Bank AG.........................   2.30%  01/24/03    4,000     4,001,212
  Dresdner Bank AG(a)......................   1.42%  01/03/03   15,000    15,000,000
  Landesbank Baden-Wurttemberg.............   1.34%  02/25/03   25,000    25,000,355
  Natexis Banque, New York.................   1.35%  02/26/03   22,000    22,000,000
  National City Bank(a)....................   1.54%  01/03/03    7,000     7,002,113
  Royal Bank of Scotland PLC...............   1.33%  02/05/03   68,000    68,000,000
  UniCredito Italiano SpA..................   1.38%  01/27/03   10,000    10,000,000
                                                                        ------------
                                                                         295,005,406
                                                                        ------------
Commercial Paper -- 46.4%
  Alcon Finance PLC........................   1.45%  01/17/03    3,000     2,998,067
  Blue Ridge Asset Funding Corp............   1.40%  01/21/03   30,000    29,976,667
  Caisse Nationale Des Caisses D'Epar......   1.82%  03/12/03   11,942    11,899,739
  Cargill, Inc.............................   1.36%  01/15/03   12,900    12,893,177
  Citicorp.................................   1.35%  03/25/03   10,000     9,968,875
  Citicorp.................................   1.35%  03/26/03   22,000    21,930,700
  Delaware Funding Corp....................   1.40%  01/16/03    1,223     1,222,286
  Delaware Funding Corp....................   1.35%  01/24/03   20,000    19,982,750
  Den Norske Bank ASA......................   1.34%  03/10/03    7,000     6,982,282
  Edison Asset Securitization LLC..........   1.77%  04/23/03   20,000    19,889,867
  Falcon Asset Securitization Corp.........   1.37%  01/27/03    7,706     7,698,376
  Falcon Asset Securitization Corp.........   1.37%  01/29/03   11,437    11,424,813
  FCAR Owner Trust 1.......................   1.79%  01/24/03   35,000    34,960,085
  Fortis Funding LLC.......................   1.35%  01/30/03   50,000    49,945,625
  General Electric Capital Corp............   1.79%  01/27/03   10,000     9,987,072
  HBOS Treasury Services PLC...............   1.40%  02/11/03    1,000       998,406
  HBOS Treasury Services PLC...............   1.35%  02/12/03    4,950     4,942,204
  HBOS Treasury Services PLC...............   1.35%  03/05/03    3,800     3,791,022
  HSBC Bank USA, Inc.......................   1.79%  04/15/03   30,000    29,844,867
  Independence Funding LLC.................   1.35%  02/14/03    8,000     7,986,800
  Independence Funding LLC.................   1.80%  03/17/03    5,000     4,981,250
  JP Morgan Chase & Co.....................   1.35%  02/24/03    7,000     6,985,825
  Market Street Funding Corp...............   1.40%  01/21/03   12,000    11,990,667
  National Australia Bank Grand Cayman.....   1.25%  01/02/03   68,000    68,000,000
  New Center Asset Trust...................   1.35%  03/26/03    3,000     2,990,550
  Nordea North America, Inc................   1.45%  01/16/03    2,500     2,498,490
  Novartis Finance Corp....................   1.25%  01/02/03   32,557    32,555,869
  Prudential PLC...........................   1.35%  02/20/03    8,000     7,985,000
  San Paolo U.S. Finance Co................   1.32%  02/03/03   50,000    49,939,500
  Santander Hispano Finance Delaware, Inc..   1.34%  02/03/03   14,000    13,982,803
  Santander Hispano Finance Delaware, Inc..   1.35%  02/14/03   40,000    39,934,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

                       -----------------------------------
                       MONEY MARKET PORTFOLIO (Continued)
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                            Principal
                                                                          Interest Maturity  Amount       Value
                                                                            Rate     Date     (000)      (Note 2)
                                                                          -------- -------- --------- --------------
Commercial Paper (cont'd.)
  Sheffield Receivables Corp.............................................    1.45% 01/13/03  $ 6,690  $    6,686,767
  Sheffield Receivables Corp.............................................    1.35% 01/29/03   25,630      25,603,088
  Spintab/Swedmortgage AB................................................    1.33% 04/10/03   27,585      27,484,108
  Three Pillars Funding Corp.............................................    1.43% 01/21/03    1,000         999,205
  Tulip Funding Corp.....................................................    1.41% 06/03/03   25,000      24,850,187
  Windmill Funding Corp..................................................    1.40% 01/13/03    7,190       7,186,645
                                                                                                      --------------
                                                                                                         633,977,634
                                                                                                      --------------
Other Corporate Obligations -- 17.0%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b).....    1.88% 02/03/03    7,000       7,000,000
  Chase Manhattan Corp.(a)...............................................    1.55% 02/13/03   10,000      10,001,900
  FleetBoston Financial Corp.(a).........................................    1.61% 03/27/03    5,000       5,002,801
  GE Capital Assurance Co. (cost $8,000,000; purchased 7/16/02)(a)(b)....    1.50% 01/22/03    8,000       8,000,000
  General Electric Capital Corp.(a)......................................    1.46% 01/09/03   16,000      16,000,000
  General Electric Capital Corp.(a)......................................    1.45% 01/17/03   25,000      25,000,000
  Goldman Sachs Group, Inc.(a)...........................................    1.56% 03/15/03   45,000      45,000,000
  JP Morgan Chase & Co.(a)...............................................    1.53% 03/06/03   20,000      20,003,972
  Merrill Lynch & Co., Inc.(a)...........................................    1.47% 01/13/03   28,000      28,000,000
  Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)..    1.79% 02/07/03    9,000       9,000,000
  Metropolitan Life Insurance (cost $9,000,000; purchased 9/26/02)(a)(b).    1.87% 01/02/03    9,000       9,000,000
  Morgan Stanley Dean Witter(a)..........................................    1.62% 02/21/03    5,000       5,001,467
  Morgan Stanley Dean Witter(a)..........................................    1.95% 01/16/03   10,000      10,000,772
  Morgan Stanley Group, Inc.(a)..........................................    1.52% 01/15/03   25,000      25,000,000
  Pacific Life Insurance (cost $3,000,000; purchased 9/9/02)(a)(b).......    1.50% 09/11/03    3,000       3,000,000
  Travelers Insurance Co. (cost $7,000,000; purchased 6/25/02)(a)(b).....    1.84% 01/08/03    7,000       7,000,000
                                                                                                      --------------
                                                                                                         232,010,912
                                                                                                      --------------
U.S. Government Obligations -- 3.7%
  Federal Home Loan Bank.................................................    2.05% 11/14/03   25,000      25,000,000
  Federal National Mortgage Association..................................    5.75% 04/15/03   25,000      25,285,604
                                                                                                      --------------
                                                                                                          50,285,604
                                                                                                      --------------
TOTAL INVESTMENTS -- 100.3%
  (amortized cost $1,371,289,566; Note 6)(c).......................................................    1,371,289,566
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%......................................................     (4,724,860)
                                                                                                      --------------
NET ASSETS -- 100.0%................................................................................. $1,366,564,706
                                                                                                      ==============

(a)Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $43,000,000, and represents 3.2% of net assets.

(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2002 was as follows:

                  Commercial Banks.....................  53.9%
                  Asset Backed Securities..............  15.0
                  Security Brokers & Dealers...........  12.1
                  Federal Credit Agencies..............   3.7
                  Life Insurance.......................   3.7
                  Short Term Business Credit...........   3.7
                  Bank Holding Companies...............   2.7
                  Pharmaceuticals......................   2.6
                  Mortgage Bankers.....................   2.0
                  Grain Mills Products.................   0.9
                                                        -----
                                                        100.3
                  Liabilities in excess of other assets  (0.3)
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                          ----------------------------
                          NATURAL RESOURCES PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        LONG-TERM INVESTMENTS -- 98.0%                         Value
                                                   Shares     (Note 2)
        COMMON STOCKS -- 97.9%                    --------- ------------
        Chemicals -- 0.3%
          Hokko Chemical Industry Co., Ltd.
           (Japan)...............................   316,900 $    969,366
                                                            ------------
        Diversified Financials -- 3.1%
          Repadre Capital Corp.(a)............... 1,511,300   11,699,797
                                                            ------------
        Energy Equipment & Services -- 28.4%
          B.J. Services Co.(a)...................   561,600   18,145,296
          Cooper Cameron Corp.(a)(b).............    76,600    3,816,212
          ENSCO International, Inc...............   242,800    7,150,460
          FMC Technologies, Inc.(a)..............   205,961    4,207,783
          Grant Prideco, Inc.(a).................   225,100    2,620,164
          Grey Wolf, Inc.(a).....................   343,800    1,371,762
          Hydril Co.(a)..........................   101,400    2,389,998
          Lone Star Technologies, Inc.(a)........    95,900    1,427,951
          Maverick Tube Corp.(a).................   389,000    5,068,670
          Nabors Industries, Ltd. (Barbados)(a)..   214,400    7,561,888
          NATCO Group, Inc. (Class "A" Stock)(a).    59,900      376,172
          National-Oilwell, Inc.(a)..............   193,000    4,215,120
          Oil States International, Inc.(a)(b)...   433,500    5,592,150
          Rowan Cos., Inc........................   175,600    3,986,120
          Smith International, Inc.(a)...........   545,200   17,784,424
          Stolt Offshore, SA, ADR
           (United Kingdom)(a)...................   301,900      431,717
          Tesco Corp.(a).........................   206,500    2,446,962
          W-H Energy Services, Inc...............   178,100    2,598,479
          Weatherford International, Ltd.(a)(b)..   413,200   16,499,076
                                                            ------------
                                                             107,690,404
                                                            ------------
        Metals & Mining -- 32.3%
          Aber Diamond Corp.(a)..................   187,500    3,649,619
          African Rainbow Minerals Gold, Ltd.....
          (South Africa)(a)......................   241,900    2,228,556
          Alumina, Ltd. (Australia).............. 1,370,600    3,781,738
          Anglo American Platinum, Ltd., ADR
           (South Africa)........................   188,869    6,955,592
          AngloGold, Ltd., ADR (Canada)(b).......   163,976    5,617,818
          Apex Silver Mines, Ltd.(a).............   496,200    7,343,760
          Avgold, Ltd., ADR (South Africa)(a)....   121,800    1,533,243
          Bema Gold Corp. (Canada)(a)(b).........   504,500      655,850
          Century Aluminum Co....................   128,600      952,926
          Coeur d'Alene Mines Corp.(b)...........    67,225      129,072
          Companhia Vale do Rio Doce, ADR
           (Brazil)..............................   284,800    8,233,568
          Corner Bay Silver, Inc.(a).............   258,900      706,335
          European Goldfields, Ltd.(a)...........    38,400       59,552
          FNX Mining Co., Inc. (Canada)(a).......   230,600      963,395
          Freeport-McMoRan Copper & Gold, Inc.
           (Class "B" Stock)(a)..................   518,500    8,700,430
          Gabriel Resources, Ltd.(a).............   384,000    1,130,278
          Glamis Gold, Ltd. (Canada)(a)(b).......   362,500    4,110,750
          Golden Star Resources, Ltd.(a)(b)......   243,700      455,719
          Harmony Gold Mining, ADR
           (South Africa)(b).....................   294,000    4,942,140
          IAMGOLD Corp.(a).......................   893,800    4,350,788
          Impala Platinum Holdings, Ltd., ADR
           (South Africa)(b).....................   237,800    7,552,029
          Ivanhoe Mines, Ltd.(a).................   594,300    1,230,140
          Kinross Gold Corp.(a)(b)............... 1,976,000    4,840,599

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- ------------
       Metals & Mining (cont'd.)
         Korea Zinc Co., Ltd.....................   198,310 $  3,009,637
         Lihir Gold, Ltd. (Australia)(a)......... 7,439,800    6,032,654
         Massey Energy Co........................   356,700    3,467,124
         Meridian Gold, Inc.(a)..................   288,400    5,064,107
         Miramar Mining Corp. (Canada)(a)........   342,900      438,450
         Newcrest Mining, Ltd. (Australia).......   513,800    2,083,106
         Phelps Dodge Corp.(a)(b)................   281,900    8,922,135
         Placer Dome, Inc. (Canada)(b)...........   216,600    2,490,900
         Platnium Group Metals, Ltd. (Canada)(a). 1,186,700      525,824
         Randgold Resources, Ltd., ADR
          (Channel Islands)(a)...................    60,000    1,761,600
         Stillwater Mining Co.(a)................   839,850    4,493,197
         TVX Gold, Inc.(a).......................     8,216      129,156
         WMC Resorces, Ltd. (Australia)(a)....... 1,638,800    3,894,243
                                                            ------------
                                                             122,436,030
                                                            ------------
       Oil & Gas -- 33.1%
         Apache Corp.............................    64,460    3,673,575
         Brigham Exploration Co.(a)..............    91,300      449,196
         Denbury Resources, Inc.(a)..............   262,900    2,970,770
         Encore Aquisition Co.(a)................   289,500    5,332,590
         Eni SpA, ADR (Italy)....................    55,300    4,340,497
         Evergreen Resources, Inc.(a)............   179,800    8,064,030
         Genoil, Inc.(a).........................   493,267       28,101
         KCS Energy, Inc.(a).....................    19,774       33,814
         McMoRan Exploration Co.(a)(b)...........   113,600      579,360
         Nelson Resources, Ltd. (Bermuda)(a).....   841,500      335,580
         Newfield Exploration Co.
          (United Kingdom)(a)....................   273,600    9,863,280
         Noble Energy, Inc.......................   111,300    4,179,315
         Petroleo Brasileiro SA, ADR (Brazil)....   222,200    3,319,668
         Pioneer Natural Resources Co.(a)........   366,560    9,255,640
         Quicksilver Resources, Inc.(a)..........   177,600    3,983,568
         St. Mary Land & Exploration Co..........   147,900    3,697,500
         Suncor Energy, Inc......................   529,300    8,275,610
         Swift Energy Co.(a).....................   255,300    2,468,751
         Tom Brown, Inc..........................   173,700    4,359,870
         Total Fina Elf SA, ADR (France)(b)......   191,600   13,699,400
         Valero Energy Corp.(b)..................   167,600    6,191,144
         Western Gas Resources, Inc..............   513,100   18,907,735
         Western Oil Sands, Inc. (Canada)(a).....   157,800    2,422,255
         Westport Resources Corp.(a).............   131,000    2,724,800
         XTO Energy, Inc.........................   261,675    6,463,373
                                                            ------------
                                                             125,619,422
                                                            ------------
       Paper & Forest Products -- 0.7%
         TimberWest Forest Corp.(a)..............   343,600    2,609,970
                                                            ------------
       TOTAL COMMON STOCKS
        (cost $292,992,625)................................  371,024,989
                                                            ------------
       PREFERRED STOCK -- 0.1%
       Oil & Gas
         KCS Energy, Inc.(a)
          (cost $818,000)........................       818      466,260
                                                            ------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $293,810,625)................................  371,491,249
                                                            ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                    ----------------------------------------
                    NATURAL RESOURCES PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
         SHORT-TERM                             Shares     (Note 2)
         INVESTMENT -- 16.8%                  ---------- ------------
         Mutual Fund
           Prudential Core Investment Fund--
            Taxable Money Market Series
            (cost $63,758,906; Note 4)(c).... 63,758,906 $ 63,758,906
                                                         ------------
         TOTAL INVESTMENTS -- 114.8%
          (cost $357,569,531; Note 6)...................  435,250,155
         UNREALIZED APPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS, NET(d)............           35
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (14.8)%.............................  (56,058,152)
                                                         ------------
         NET ASSETS -- 100%............................. $379,192,038
                                                         ============

The following abbreviation is used in portfolio descriptions:

   ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate value of $51,273,249; cash collateral of $55,932,556 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                                               Unrealized
     Forward Foreign          Value at         Value at       Appreciation
     Currency Contracts    Settlement Date December 31, 2002 (Depreciation)
     ------------------    --------------- ----------------- --------------
     Purchased:
       Japanese Yen
        expiring 1/6/03        $ 2,956          $ 2,988           $32
        expiring 1/7/03         17,957           17,967            10
        expiring 1/8/03          6,046            6,039            (7)
                               -------          -------           ---
                               $26,959          $26,994           $35
                               =======          =======           ===

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 98.5%
                                                               Value
                                                    Shares    (Note 2)
       COMMON STOCKS                                ------- ------------
       Advertising -- 0.2%
         ADVO, Inc.(a).............................  27,800 $    912,674
                                                            ------------
       Aerospace -- 1.6%
         AAR Corp..................................  44,250      227,887
         Alliant Techsystems, Inc.(a)(b)...........  53,637    3,344,267
         BE Aerospace, Inc.(a).....................  50,000      182,000
         Curtiss-Wright Corp.......................  14,300      912,626
         DRS Technologies, Inc.(a).................  23,500      736,255
         GenCorp, Inc..............................  60,600      479,952
         Kaman Corp. (Class "A" Stock).............  31,200      343,200
         Trimble Navigation, Ltd.(a)...............  40,500      505,845
         Triumph Group, Inc.(a)....................  22,100      705,874
                                                            ------------
                                                               7,437,906
                                                            ------------
       Agricultural Products & Services -- 0.2%
         Delta & Pine Land Co......................  53,100    1,083,771
                                                            ------------
       Airlines -- 0.5%
         Atlantic Coast Airlines Holdings, Inc.(a).  63,500      763,905
         Frontier Airlines, Inc.(a)................  41,250      278,850
         Mesa Air Group, Inc.(a)...................  45,100      183,557
         Midwest Express Holdings, Inc.(a).........  21,700      116,095
         SkyWest, Inc..............................  80,000    1,045,600
                                                            ------------
                                                               2,388,007
                                                            ------------
       Apparel -- 1.6%
         Chico's FAS, Inc.(a)(b)................... 118,350    2,237,999
         Fossil, Inc.(a)...........................  64,450    1,310,913
         Genesco, Inc.(a)..........................  30,600      570,078
         Pacific Sunwear of California, Inc.(a)....  68,700    1,215,303
         Phillips-Van Heusen Corp..................  38,700      447,372
         Russell Corp..............................  44,800      749,952
         Wolverine World Wide, Inc.................  57,012      861,451
                                                            ------------
                                                               7,393,068
                                                            ------------
       Appliances & Home Furnishings -- 0.1%
         Applica, Inc.(a)..........................  32,600      163,000
         Fedders Corp..............................  45,280      128,142
         Salton, Inc.(a)(b)........................  15,300      147,186
                                                            ------------
                                                                 438,328
                                                            ------------
       Autos - Cars & Trucks -- 0.4%
         Midas, Inc................................  20,800      133,744
         Myers Industries, Inc.....................  42,251      452,086
         Standard Motor Products, Inc..............  17,450      226,850
         TBC Corp.(a)..............................  29,600      355,496
         Titan International, Inc..................  12,700       17,018
         Tower Automotive, Inc.(a).................  91,700      412,650
         Wabash National Corp.(a)..................  32,000      268,160
                                                            ------------
                                                               1,866,004
                                                            ------------
       Banks and Savings & Loans -- 7.0%
         American Financial Holdings, Inc..........  30,800      920,304
         Anchor BanCorp Wisconsin, Inc.............  34,200      709,650
         Boston Private Financial Holdings, Inc....  31,350      622,611
         Chittenden Corp...........................  44,500    1,133,860
         Commercial Federal Corp...................  62,925    1,469,299
         Community First Bankshares, Inc...........  54,500    1,442,070
         Cullen/Frost Bankers, Inc.................  71,100    2,324,970
         Dime Community Bancshares.................  36,050      690,358
         Downey Financial Corp.....................  39,044    1,522,716

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  33,300 $  1,201,464
         First Bancorp/Puerto Rico..................  55,700    1,258,820
         First Midwest Bancorp, Inc.................  61,800    1,650,678
         First Republic Bank(a).....................  20,400      407,796
         FirstFed Financial Corp.(a)................  23,500      680,325
         GBC Bancorp................................  16,000      309,760
         Provident Bankshares Corp..................  34,148      789,194
         Riggs National Corp........................  39,600      613,404
         Seacoast Financial Services Corp...........  33,150      663,365
         Southwest Bancorporation of Texas, Inc.(a).  47,350    1,364,154
         Staten Island Bancorp, Inc.................  83,900    1,689,746
         Sterling Bancshares, Inc...................  61,150      747,253
         Susquehanna Bancshares, Inc................  55,200    1,150,423
         TrustCo Bank Corp.(b)...................... 103,404    1,114,695
         UCBH Holdings, Inc.........................  29,100    1,235,295
         United Bankshares, Inc.....................  58,700    1,705,881
         Washington Federal, Inc....................  88,738    2,205,139
         Waypoint Financial Corp....................  48,800      868,640
         Whitney Holding Corp.......................  56,250    1,874,812
         Wintrust Financial Corp....................  13,400      419,688
                                                             ------------
                                                               32,786,370
                                                             ------------
       Chemicals -- 2.0%
         Arch Chemicals, Inc........................  31,150      568,487
         Cambrex Corp...............................  36,300    1,096,623
         Chemed Corp................................  13,700      484,295
         Georgia Gulf Corp..........................  44,800    1,036,672
         MacDermid, Inc.............................  44,800    1,023,680
         OM Group, Inc..............................  39,200      269,696
         Omnova Solutions, Inc.(a)..................  55,400      223,262
         Penford Corp...............................  10,750      151,468
         PolyOne Corp............................... 127,600      500,192
         Quaker Chemical Corp.......................  12,950      300,440
         Scotts Co. (Class "A" Stock)(a)............  41,400    2,030,256
         TETRA Technologies, Inc.(a)................  19,700      420,989
         WD-40 Co...................................  23,100      610,302
         Wellman, Inc...............................  44,300      597,607
                                                             ------------
                                                                9,313,969
                                                             ------------
       Collectibles & Gifts -- 0.4%
         Action Performance Cos., Inc...............  24,800      471,200
         Cross (A.T.) Co. (Class "A" Stock)(a)......  22,100      118,235
         Department 56, Inc.(a).....................  18,200      234,780
         Enesco Group, Inc.(a)......................  19,500      138,060
         Lennox International, Inc.(b)..............  81,050    1,017,178
                                                             ------------
                                                                1,979,453
                                                             ------------
       Commercial Services -- 3.4%
         ABM Industries, Inc........................  68,600    1,063,300
         Arbitron, Inc.(a)..........................  41,200    1,380,200
         Bowne & Co., Inc...........................  47,100      562,845
         Central Parking Corp.......................  50,250      947,715
         Consolidated Graphics, Inc.(a).............  18,500      411,625
         CPI Corp...................................  11,200      162,288
         Dendrite International, Inc.(a)............  55,600      415,332
         eFunds Corp.(a)............................  64,900      591,239
         Global Payments, Inc.......................  51,820    1,658,758
         Hooper Holmes, Inc.........................  89,556      549,874
         Information Holdings, Inc.(a)..............  30,300      470,256

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                             ------- ------------
          Commercial Services (cont'd.)
            Information Resources, Inc.(a).......  41,150 $     65,840
            Insurance Auto Auctions, Inc.(a).....  17,000      282,030
            John H. Harland Co...................  41,000      907,330
            Kroll, Inc.(a)(b)....................  54,100    1,032,228
            Labor Ready, Inc.(a).................  57,650      370,113
            MAXIMUS, Inc.(a).....................  30,200      788,220
            MemberWorks, Inc.(a).................  17,800      320,044
            Mobile Mini, Inc.(a).................  19,950      312,617
            NCO Group, Inc.(a)...................  36,000      574,200
            Nelson Thomas, Inc.(a)...............  19,950      199,899
            On Assignment, Inc.(a)...............  36,700      312,684
            PAREXEL International Corp.(a).......  35,300      387,947
            Pre-Paid Legal Services, Inc.(a)(b)..  26,500      694,300
            SOURCECORP, Inc.(a)..................  24,400      453,596
            Startek, Inc.(a).....................  19,800      546,480
            Volt Information Sciences, Inc.(a)...  21,200      362,520
                                                          ------------
                                                            15,823,480
                                                          ------------
          Computer Services -- 5.0%
            Actel Corp.(a).......................  33,500      543,370
            Adaptec, Inc.(a)..................... 149,300      843,545
            American Management Systems, Inc.(a).  59,250      710,408
            Analysts International Corp.(a)......  33,600       66,528
            Avid Technology, Inc.(a).............  37,200      853,740
            Black Box Corp.(b)...................  27,000    1,209,600
            Brooktrout, Inc.(a)..................  17,000       90,100
            CACI International, Inc.
             (Class "A" Stock)(a)................  39,700    1,414,908
            Carreker Corp.(a)....................  32,900      149,037
            Cerner Corp.(a)......................  49,450    1,545,807
            Ciber, Inc.(a).......................  89,700      461,955
            Computer Task Group, Inc.(a).........  29,000      101,210
            ePresence, Inc.(a)...................   8,835       17,140
            FactSet Research Systems, Inc.(b)....  47,100    1,331,517
            Fair Issac & Co., Inc.(b)............  70,640    3,016,328
            FileNet Corp.(a).....................  49,950      609,390
            Hutchinson Technology, Inc.(a).......  35,300      730,710
            Insight Enterprises, Inc.(a).........  64,800      538,488
            Manhattan Associates, Inc.(a)........  40,200      951,132
            Mercury Computer Systems, Inc.(a)....  29,500      900,340
            Midway Games, Inc.(a)(b).............  64,730      269,924
            NYFIX, Inc.(a).......................  43,300      194,850
            Phoenix Technology, Ltd.(a)..........  34,900      201,373
            Pinnacle Systems, Inc.(a)............  84,300    1,147,323
            Progress Software Corp.(a)...........  47,500      615,125
            QRS Corp.(a).........................  21,950      144,870
            Radiant Systems, Inc.(a).............  38,900      374,607
            RadiSys Corp.(a).....................  24,600      196,308
            Standard Microsystems Corp.(a).......  23,300      453,651
            TALX Corp............................  19,160      247,547
            Teledyne Technologies, Inc.(a).......  44,600      699,328
            Zebra Technologies Corp.
             (Class "A" Stock)(a)................  43,900    2,515,470
                                                          ------------
                                                            23,145,629
                                                          ------------
          Construction -- 2.5%
            Butler Manufacturing Co..............   8,800      170,280
            Coachmen Industries, Inc.............  22,050      348,390

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------ ------------
      Construction (cont'd.)
        ElkCorp....................................... 27,100 $    468,830
        Florida Rock Industries, Inc.................. 39,750    1,512,487
        Insituform Technologies, Inc.
         (Class "A" Stock)(a)......................... 37,000      630,850
        M.D.C. Holdings, Inc.......................... 37,168    1,422,048
        NVR, Inc.(a).................................. 10,100    3,287,550
        Shaw Group, Inc.(a)(b)........................ 52,300      860,335
        Simpson Manufacturing, Co., Inc.(a)........... 34,500    1,135,050
        Standard Pacific Corp......................... 45,550    1,127,363
        Thomas Industries, Inc........................ 23,950      624,137
        Washington Group International, Inc.(a)(f).... 80,200          561
                                                              ------------
                                                                11,587,881
                                                              ------------
      Consumer Cyclical -- 0.1%
        JAKKS Pacific, Inc.(a)........................ 33,700      453,939
                                                              ------------
      Containers -- 0.3%
        AptarGroup, Inc............................... 50,000    1,562,000
                                                              ------------
      Cosmetics & Soaps
        Nature's Sunshine Products, Inc............... 21,100      204,881
                                                              ------------
      Distribution/Wholesalers -- 0.6%
        Advanced Marketing Services, Inc.............. 26,300      386,610
        Bell Microproducts, Inc. (Class "B" Stock)(a). 27,300      151,242
        Castle (A.M.) & Co............................ 21,213       96,519
        SCP Pool Corp.(a)............................. 32,350      944,620
        United Stationers, Inc.(a).................... 45,200    1,301,805
                                                              ------------
                                                                 2,880,796
                                                              ------------
      Diversified Manufacturing Operations -- 1.5%
        Acuity Brands, Inc............................ 57,600      779,904
        Barnes Group, Inc............................. 26,300      535,205
        CLARCOR, Inc.................................. 34,700    1,119,769
        CUNO, Inc.(a)................................. 23,100      765,072
        Griffon Corp.(a).............................. 46,160      628,699
        Intermet Corp................................. 39,600      166,320
        Lydall, Inc.(a)............................... 22,500      255,375
        Mueller Industries, Inc.(a)................... 47,800    1,302,550
        SPS Technologies, Inc.(a)..................... 18,200      432,250
        Standex International Corp.................... 16,900      402,896
        Valmont Industries, Inc....................... 33,700      653,780
                                                              ------------
                                                                 7,041,820
                                                              ------------
      Drugs & Medical Supplies -- 6.4%
        Advanced Medical Optics, Inc.(a).............. 40,300      482,391
        ArthroCare Corp.(a)........................... 29,200      287,620
        Cephalon, Inc.(a)(b).......................... 76,900    3,742,569
        Coherent, Inc.(a)............................. 40,400      805,980
        CONMED Corp.(a)............................... 40,100      785,559
        CyroLife, Inc.(a)(b).......................... 27,200      185,776
        Diagnostic Products Corp...................... 39,800    1,537,076
        Enzo Biochem, Inc............................. 39,666      555,324
        Haemonetics Corp.(a).......................... 33,900      727,494
        Hologic, Inc.(a).............................. 27,000      329,670
        ICU Medical, Inc.(a).......................... 19,800      738,540
        IDEXX Laboratories, Inc.(a)................... 47,900    1,573,515
        INAMED Corp.(a)............................... 30,500      939,400
        Invacare Corp................................. 43,200    1,438,560
        Medicis Pharmaceutical Corp.
         (Class "A" Stock)(a)(b)...................... 37,500    1,862,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                             Value
         COMMON STOCKS                             Shares   (Note 2)
         (Continued)                               ------ ------------
         Drugs & Medical Supplies (cont'd.)
           NBTY, Inc.(a).......................... 92,300 $  1,622,634
           Noven Pharmaceuticals, Inc.(a)......... 31,300      288,899
           Osteotech, Inc.(a)..................... 23,900      153,916
           Owens & Minor, Inc..................... 47,400      778,308
           PolyMedica Corp.(a)(b)................. 17,100      527,364
           Priority Healthcare Corp.(a)........... 60,432    1,402,022
           Regeneron Pharmaceuticals, Inc.(a)(b).. 61,400    1,136,514
           ResMed, Inc.(a)........................ 46,000    1,406,220
           Respironics, Inc.(a)................... 46,500    1,415,042
           SurModics, Inc.(a)..................... 24,000      688,320
           Sybron Dental Specialties, Inc.(a)..... 53,400      792,990
           Syncor International Corp.(a).......... 36,600    1,014,918
           Techne Corp.(a)........................ 57,800    1,651,230
           Viasys Healthcare, Inc.(a)............. 36,700      546,463
           Vital Signs, Inc....................... 18,100      540,828
                                                          ------------
                                                            29,957,767
                                                          ------------
         Education -- 0.8%
           Corinthian Colleges, Inc.(a)........... 60,400    2,286,744
           ITT Educational Services, Inc.(a)...... 63,200    1,488,360
                                                          ------------
                                                             3,775,104
                                                          ------------
         Electrical Equipment -- 1.0%
           Anixter International, Inc.(a)......... 52,200    1,213,650
           Baldor Electric Co..................... 47,566      939,428
           C&D Technologies, Inc.................. 35,700      630,819
           Kulicke & Soffa Industries, Inc.(a).... 68,700      392,964
           MagneTek, Inc.(a)...................... 32,800      145,632
           Technitrol, Inc........................ 55,800      900,612
           Vicor Corp.(a)......................... 58,900      485,984
                                                          ------------
                                                             4,709,089
                                                          ------------
         Electronics -- 2.6%
           Analogic Corp.......................... 18,500      930,328
           Artesyn Technologies, Inc.(a).......... 53,700      206,208
           Audiovox Corp.(a)...................... 31,800      328,844
           Belden, Inc............................ 34,800      529,656
           Benchmark Electronics, Inc.(a)......... 33,900      971,574
           Cable Design Technologies Corp.(a)..... 61,850      364,915
           Checkpoint Systems, Inc.(a)............ 45,200      467,368
           Cohu, Inc.............................. 29,000      426,300
           CTS Corp............................... 47,150      365,412
           Dionex Corp.(a)........................ 29,800      885,358
           EDO Corp............................... 27,400      569,372
           Electro Scientific Industries, Inc.(a). 38,700      774,000
           Esterline Technologies, Inc.(a)........ 28,900      510,663
           Helix Technology Corp.................. 36,300      406,560
           Intermagnetics General Corp............ 22,935      450,443
           Itron, Inc.(a)......................... 28,100      538,677
           Keithley Instruments, Inc.............. 22,100      276,250
           Methode Electronics, Inc.
            (Class "A" Stock)..................... 50,400      552,888
           Park Electrochemical Corp.............. 27,200      522,240
           Photronics, Inc.(a).................... 44,500      609,650
           Pioneer-Standard Electronics, Inc...... 44,400      407,592
           SBS Technologies, Inc.(a).............. 20,200      185,032
           Three-Five Systems, Inc.(a)............ 29,850      192,533
           Ultratech Stepper, Inc.(a)............. 31,600      310,912

                                                            Value
           COMMON STOCKS                          Shares   (Note 2)
           (Continued)                            ------ ------------
           Electronics (cont'd.)
             Vialta, Inc.(a).....................    940 $        287
             X-Rite, Inc......................... 28,100      196,419
                                                         ------------
                                                           11,979,481
                                                         ------------
           Electronic Components -- 1.1%
             Alliance Semiconductor Corp.(a)..... 50,300      197,679
             Bel Fuse, Inc. (Class "B" Stock).... 15,200      306,280
             Cymer, Inc.(a)...................... 47,500    1,531,875
             DSP Group, Inc.(a).................. 37,750      597,205
             FLIR Systems, Inc.(a)............... 23,700    1,156,560
             Microsemi Corp.(a).................. 40,100      244,209
             Planar Systems, Inc.(a)............. 18,900      389,907
             Rogers Corp.(a)..................... 22,000      489,500
             Supertex, Inc.(a)................... 17,600      262,064
                                                         ------------
                                                            5,175,279
                                                         ------------
           Energy -- 0.7%
             Advanced Energy Industries, Inc.(a). 44,700      568,584
             UGI Corp............................ 38,400    1,435,776
             Unisource Energy Corp............... 46,800      809,172
             Veritas DGC, Inc.(a)................ 44,700      353,130
                                                         ------------
                                                            3,166,662
                                                         ------------
           Engineering -- 0.5%
             EMCOR Group, Inc.(a)................ 20,800    1,102,608
             Engineered Support Systems, Inc..... 22,000      806,520
             URS Corp.(a)........................ 41,700      593,391
                                                         ------------
                                                            2,502,519
                                                         ------------
           Environmental Services -- 0.6%
             Ionics, Inc.(a)..................... 24,400      556,320
             Tetra Tech, Inc.(a)(b).............. 74,162      904,776
             Waste Connections, Inc.(a)(b)....... 38,900    1,501,929
                                                         ------------
                                                            2,963,025
                                                         ------------
           Financial Services -- 2.6%
             Financial Federal Corp.(a).......... 26,000      653,380
             Hudson United Bancorp............... 62,692    1,949,721
             Irwin Financial Corp................ 38,700      638,550
             Jeffries Group, Inc................. 37,500    1,573,875
             MAF Bancorp, Inc.................... 32,600    1,106,118
             New Century Financial Corp.(b)...... 34,000      863,260
             PRG-Schultz International, Inc.(a).. 88,100      784,090
             Raymond James Financial, Inc.(b).... 67,518    1,997,182
             South Financial Group, Inc.(b)...... 62,100    1,282,986
             SWS Group, Inc...................... 23,576      319,691
             UICI(a)............................. 67,100    1,043,405
                                                         ------------
                                                           12,212,258
                                                         ------------
           Food & Beverage -- 2.1%
             American Italian Pasta Co.
              (Class "A" Stock)(a)(b)............ 25,000      899,500
             Coca-Cola Bottling Co............... 12,600      812,826
             Corn Products International, Inc.... 49,700    1,497,461
             Fleming Cos., Inc.(b)............... 75,900      498,663
             Hain Celestial Group, Inc.(a)....... 46,800      711,360
             International Multifoods Corp.(a)... 26,700      565,773
             J & J Snack Foods Corp.(a).......... 12,450      444,589
             Lance, Inc.......................... 40,400      478,296
             Nash-Finch Co....................... 16,500      127,545

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Food & Beverage (cont'd.)
         Performance Food Group Co.(a)(b)...........  63,000 $  2,139,417
         Ralcorp Holdings, Inc.(a)..................  40,200    1,010,628
         United Natural Foods, Inc.(a)..............  26,600      674,310
                                                             ------------
                                                                9,860,368
                                                             ------------
       Furniture -- 1.0%
         Aaron Rents, Inc...........................  30,300      662,964
         Bassett Furniture Industries, Inc..........  16,300      233,416
         Ethan Allen Interiors, Inc.................  52,550    1,806,144
         Interface, Inc.............................  72,000      221,040
         La-Z-Boy, Inc..............................  79,000    1,894,420
                                                             ------------
                                                                4,817,984
                                                             ------------
       Healthcare -- 3.3%
         ArQule, Inc.(a)............................  29,700       90,585
         Bio-Technology General Corp.(a)............  81,800      261,842
         Cooper Cos., Inc.(b).......................  43,000    1,075,860
         Coventry Corp.(a)..........................  83,400    2,421,102
         Datascope Corp.............................  20,700      513,381
         DIANON Systems, Inc.(a)....................  16,800      801,528
         IMPATH, Inc.(a)............................  22,700      447,644
         Mentor Corp................................  32,300    1,243,550
         NDCHealth Corp.............................  48,225      959,677
         Pharmaceutical Product Development,
          Inc.(a)...................................  77,000    2,253,790
         Renal Care Group, Inc.(a)..................  68,050    2,153,102
         Sierra Health Services, Inc.(a)............  41,125      493,911
         Smith (A.O.) Corp..........................  40,400    1,091,204
         Sola International, Inc.(a)................  34,200      444,600
         Theragenics Corp(a)........................  41,900      168,857
         US Oncology, Inc.(a)....................... 124,200    1,076,814
                                                             ------------
                                                               15,497,447
                                                             ------------
       Hospitals/Healthcare Management -- 2.5%
         Accredo Health, Inc.(a)....................  66,200    2,333,550
         AMERIGROUP Corp.(a)........................  28,500      863,835
         AmeriPath, Inc.(a).........................  42,600      915,900
         AmSurg Corp.(a)............................  28,600      584,298
         Biosite, Inc.(a)(b)........................  20,700      704,214
         Curative Health Services, Inc.(a)..........  16,800      289,800
         Mid Atlantic Medical Services, Inc.(a).....  66,800    2,164,320
         Orthodontic Centers of America, Inc.(a)(b).  71,200      776,792
         Pediatrix Medical Group, Inc.(a)...........  35,200    1,410,112
         Province Healthcare Co.(a).................  67,650      658,234
         RehabCare Group, Inc.(a)...................  22,000      419,760
         Sunrise Assisted Living, Inc.(a)(b)........  31,000      771,590
                                                             ------------
                                                               11,892,405
                                                             ------------
       Housing Related -- 0.9%
         Champion Enterprises, Inc.(a)..............  71,000      202,350
         Fleetwood Enterprises, Inc.(a)(b)..........  50,100      393,285
         National Presto Industries, Inc............   9,500      279,110
         Ryland Group, Inc..........................  35,750    1,192,263
         Skyline Corp...............................  11,700      345,150
         Toll Brothers, Inc.(a).....................  98,500    1,989,700
                                                             ------------
                                                                4,401,858
                                                             ------------
       Human Resources -- 0.6%
         Administaff, Inc.(a)(b)....................  38,800      232,800
         CDI Corp.(a)...............................  27,100      731,158

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- ------------
      Human Resources (cont'd.)
        Hall, Kinion & Associates, Inc.(a)..........  17,600 $     98,402
        Heidrick & Struggles International, Inc.(a).  25,300      371,151
        Spherion Corp.(a)...........................  82,100      550,070
        Watson Wyatt & Co. Holdings(a)..............  45,800      996,150
                                                             ------------
                                                                2,979,731
                                                             ------------
      Index Fund -- 1.8%
        iShares S&P SmallCap 600 Index Fund(b)......  87,300    8,507,385
                                                             ------------
      Instrument - Controls -- 0.2%
        BEI Technologies, Inc.......................  20,000      223,800
        Woodward Governor Co........................  15,800      687,300
                                                             ------------
                                                                  911,100
                                                             ------------
      Insurance -- 2.4%
        Delphi Financial Group, Inc.................  28,879    1,096,247
        First American Corp.(b)..................... 100,600    2,233,320
        Fremont General Corp.(b).................... 104,840      470,732
        Hilb, Rogal & Hamilton Co.(b)...............  41,450    1,695,305
        LandAmerica Financial Group, Inc............  25,400      900,430
        Philadelphia Consolidated Holding Corp.(a)..  30,000    1,062,000
        Presidential Life Corp......................  40,800      405,144
        RLI Corp....................................  34,700      968,130
        SCPIE Holdings, Inc.........................  13,600       89,624
        Selective Insurance Group, Inc..............  36,800      926,624
        Stewart Information Services Corp.(a).......  24,650      527,263
        Zenith National Insurance Corp..............  26,100      613,872
                                                             ------------
                                                               10,988,691
                                                             ------------
      Leisure -- 2.0%
        Argosy Gaming Co.(a)........................  40,600      768,558
        Aztar Corp.(a)..............................  52,000      742,560
        Bally Total Fitness Holding Corp.(a)........  46,100      326,849
        Huffy Corp.(a)..............................  21,550      128,653
        K2, Inc.(a).................................  25,000      235,000
        Marcus Corp.................................  41,025      582,555
        Pinnacle Entertainment, Inc.(a).............  36,300      251,559
        Polaris Industries, Inc.(b).................  31,650    1,854,690
        Prime Hospitality Corp.(a)..................  63,300      515,895
        Shuffle Master, Inc.(a).....................  24,300      464,373
        Sturm Ruger & Co., Inc......................  37,400      357,918
        Thor Industries, Inc........................  39,800    1,370,314
        Winnebago Industries, Inc...................  26,200    1,027,826
        WMS Industries, Inc.(a).....................  42,900      642,642
                                                             ------------
                                                                9,269,392
                                                             ------------
      Machinery -- 3.3%
        Applied Industrial Technologies, Inc........  26,600      502,740
        Astec Industries, Inc.(a)...................  27,400      272,082
        Cognex Corp.(a).............................  59,300    1,092,899
        Dril-Quip, Inc.(a)..........................  24,100      407,290
        Flow International Corp.(a).................  21,300       54,315
        Gardner Denver, Inc.(a).....................  22,200      450,660
        Graco, Inc.(b)..............................  66,350    1,900,927
        IDEX Corp...................................  45,200    1,478,040
        JLG Industries, Inc.........................  60,500      455,565
        Lindsay Manufacturing Co....................  16,312      349,077
        Manitowoc Co., Inc..........................  36,812      938,706
        Milacron, Inc...............................  46,900      279,055
        Paxar Corp.(a)..............................  54,652      806,117

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Machinery (cont'd.)
          Photon Dynamics, Inc.(a).................  23,900 $    544,920
          Regal-Beloit Corp........................  34,765      719,635
          Robbins & Myers, Inc.....................  20,000      368,000
          Roper Industries, Inc....................  43,700    1,599,420
          Royal Appliance Manufacturing Co.(a).....  17,750      129,043
          Stewart & Stevenson Services, Inc........  34,000      480,760
          Timken Co................................  88,400    1,688,440
          Toro Co..................................  17,000    1,086,300
                                                            ------------
                                                              15,603,991
                                                            ------------
        Media -- 0.7%
          4Kids Entertainment, Inc.(a).............  17,500      386,400
          Harman International Industries, Inc.....  44,900    2,671,550
                                                            ------------
                                                               3,057,950
                                                            ------------
        Metals - Ferrous -- 1.0%
          Century Aluminum Co......................  28,600      211,926
          Cleveland-Cliffs, Inc.(a)................  14,200      281,870
          Commercial Metals Co.....................  39,900      647,976
          Material Sciences Corp.(a)...............  19,525      252,654
          Maverick Tube Corp.(a)...................  57,000      742,710
          Quanex Corp..............................  22,725      761,287
          Reliance Steel & Aluminum Co.............  44,600      929,464
          Steel Dynamics, Inc.(a)..................  66,200      796,386
          Steel Technologies, Inc..................  13,300      225,568
                                                            ------------
                                                               4,849,841
                                                            ------------
        Metals - Non Ferrous -- 0.2%
          Brush Engineered Materials, Inc.(a)......  23,100      127,050
          Commonwealth Industries, Inc.............  22,400      152,992
          IMCO Recycling, Inc.(a)..................  21,100      171,543
          RTI International Metals, Inc.(a)........  28,900      291,890
          Ryerson Tull, Inc........................  34,900      212,890
          Wolverine Tube, Inc.(a)..................  17,100       97,641
                                                            ------------
                                                               1,054,006
                                                            ------------
        Mineral Resources -- 0.2%
          Massey Energy Co......................... 104,800    1,018,656
                                                            ------------
        Miscellaneous Basic Industry -- 1.3%
          Apogee Enterprises, Inc..................  38,500      344,614
          Armor Holdings, Inc.(a)..................  41,000      564,570
          Briggs & Stratton Corp...................  30,100    1,278,347
          Lawson Products, Inc.....................  13,300      412,034
          Libbey, Inc..............................  20,600      535,600
          Meade Instruments Corp.(a)...............  27,100       84,552
          Texas Industries, Inc....................  29,300      711,990
          Tredegar Industries, Inc.................  53,750      806,250
          Watsco, Inc..............................  35,650      583,947
          Watts Industries, Inc. (Class "A" Stock).  37,700      593,398
                                                            ------------
                                                               5,915,302
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          DIMON, Inc...............................  62,275      373,650
          Hughes Supply, Inc.......................  33,300      909,756
                                                            ------------
                                                               1,283,406
                                                            ------------
        Networking -- 0.2%
          Aeroflex, Inc.(a)........................  83,600      576,840
          C-COR.net Corp.(a).......................  50,900      168,988
                                                            ------------
                                                                 745,828
                                                            ------------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Office Equipment & Supplies -- 0.5%
           Global Imaging Systems, Inc.(a)......... 30,200 $   555,076
           Imagistics International, Inc.(a)....... 25,400     508,000
           New England Business Service, Inc....... 18,150     442,860
           Standard Register Co.................... 39,300     707,400
                                                           -----------
                                                             2,213,336
                                                           -----------
         Oil & Gas -- 3.9%
           Cabot Oil & Gas Corp. (Class "A" Stock). 44,200   1,095,276
           Cascade Natural Gas Corp................ 15,322     306,440
           Cimarex Energy Co.(a)................... 56,700   1,014,930
           Evergreen Resources, Inc.(a)............ 26,400   1,184,040
           Frontier Oil Corp....................... 36,300     625,086
           Laclede Group, Inc...................... 26,300     636,460
           Lone Star Technologies, Inc.(a)......... 39,700     591,133
           Newfield Exploration Co.(a)............. 62,050   2,236,902
           Northwest Natural Gas Co................ 35,550     961,983
           Nuevo Energy Co.(a)..................... 26,700     296,370
           Piedmont Natural Gas Co., Inc........... 46,000   1,626,100
           Plains Exploration & Production Co.(a).. 33,500     326,625
           Prima Energy Corp.(a)................... 17,750     396,890
           Remington Oil and Gas Corp.(a).......... 36,500     598,965
           Southern Union Co....................... 77,398   1,277,067
           Southwest Gas Corp...................... 46,250   1,084,563
           Swift Energy Co.(a)..................... 37,900     366,493
           Tom Brown, Inc.(a)...................... 54,700   1,372,970
           Unit Corp.(a)........................... 60,400   1,120,420
           Vintage Petroleum, Inc.(b).............. 88,100     929,455
                                                           -----------
                                                            18,048,168
                                                           -----------
         Oil & Gas Services -- 3.6%
           Atwood Oceanics, Inc.(a)................ 19,300     580,930
           Cal Dive International, Inc.(a)......... 52,000   1,222,000
           CARBO Ceramics, Inc..................... 21,550     726,235
           Energen Corp............................ 48,300   1,405,530
           Hydril Co.(a)........................... 17,100     403,047
           Input/Output, Inc.(a)................... 71,100     302,175
           New Jersey Resources Corp............... 37,450   1,183,046
           NUI Corp................................ 21,900     377,994
           Oceaneering International, Inc.(a)...... 34,500     853,530
           Offshore Logistics, Inc................. 31,600     692,672
           Patina Oil & Gas Corp................... 38,725   1,225,646
           Plains Resources, Inc.(a)............... 33,600     398,160
           Pogo Producing Co....................... 84,900   3,162,525
           SEACOR SMIT, Inc.(a).................... 27,800   1,237,100
           Southwestern Energy Co.(a).............. 35,700     408,765
           St. Mary Land & Exploration Co.......... 39,400     985,000
           Stone Energy Corp.(a)................... 36,700   1,224,312
           W-H Energy Services, Inc.(a)............ 37,700     550,043
                                                           -----------
                                                            16,938,710
                                                           -----------
         Paper & Forest Products -- 0.9%
           Brady (W.H.) Co. (Class "A" Stock)...... 32,300   1,077,205
           Buckeye Technologies, Inc.(a)........... 51,500     316,725
           Caraustar Industries, Inc............... 38,800     367,824
           Chesapeake Corp......................... 21,100     376,635
           Pope & Talbot, Inc...................... 21,725     309,798
           Rock-Tenn Co. (Class "A" Stock)......... 48,200     649,736

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------ ------------
         Paper & Forest Products (cont'd.)
           Schweitzer-Mauduit Int'l, Inc........... 20,800 $    509,600
           Universal Forest Products, Inc.......... 24,700      526,629
                                                           ------------
                                                              4,134,152
                                                           ------------
         Pharmaceuticals -- 0.2%
           Alpharma, Inc. (Class "A" Stock)........ 71,500      851,565
           MGI Pharma, Inc.(a)..................... 35,300      255,925
                                                           ------------
                                                              1,107,490
                                                           ------------
         Photography -- 0.1%
           Concord Camera Corp.(a)................. 39,200      212,856
                                                           ------------
         Precious Metals -- 0.1%
           Stillwater Mining Co.(a)................ 60,600      324,210
                                                           ------------
         Real Estate Investment Trust -- 1.4%
           Capital Automotive REIT................. 39,000      924,300
           Colonial Properties Trust............... 31,500    1,069,110
           Essex Property Trust, Inc............... 25,500    1,296,675
           Glenborough Realty Trust, Inc........... 38,500      686,070
           Kilroy Realty Corp...................... 38,850      895,493
           Shurgard Storage Centers, Inc.
            (Class "A" Stock)...................... 50,100    1,570,134
                                                           ------------
                                                              6,441,782
                                                           ------------
         Restaurants -- 2.8%
           Applebee's Int'l, Inc................... 76,950    1,784,547
           CEC Entertainment, Inc.(a).............. 38,275    1,175,043
           IHOP Corp.(a)........................... 29,400      705,600
           Jack in the Box, Inc.(a)................ 54,600      944,034
           Landry's Restaurants, Inc............... 38,700      821,988
           Lone Star Steakhouse & Saloon, Inc...... 29,400      568,596
           Luby's, Inc.(a)......................... 31,300       91,083
           O'Charley's, Inc.(a).................... 26,200      537,886
           P.F. Chang's China Bistro, Inc.(a)...... 34,750    1,261,425
           RARE Hospitality International, Inc.(a). 30,600      845,172
           Ruby Tuesday, Inc....................... 88,950    1,537,946
           Ryan's Family Steak Houses, Inc.(a)..... 60,800      690,080
           Sonic Corp.(a).......................... 54,380    1,114,246
           The Steak 'n Shake Co.(a)............... 38,182      381,820
           TriArc Cos., Inc. (Class "A" Stock)..... 28,300      742,592
                                                           ------------
                                                             13,202,058
                                                           ------------
         Retail -- 6.5%
           AnnTaylor Stores Corp.(a)(b)............ 62,400    1,274,208
           Arctic Cat, Inc......................... 30,800      492,800
           Brown Shoe Co., Inc..................... 24,750      589,793
           Building Materials Corp................. 18,250      260,975
           Burlington Coat Factory Warehouse Corp.. 62,700    1,125,465
           Caseys Gen. Stores, Inc................. 69,100      843,711
           Cash America International, Inc......... 33,943      323,137
           Casual Male Corp.(f).................... 20,000            2
           Cato Corp. (Class "A" Stock)............ 35,500      766,445
           Christopher & Banks Corp.(a)............ 35,900      744,925
           Cost Plus, Inc.(a)...................... 30,300      868,701
           Dress Barn, Inc.(a)..................... 40,500      538,650
           Duane Reade, Inc.(a).................... 33,348      566,916
           Footstar, Inc.(a)....................... 28,050      195,228
           Fred's, Inc............................. 36,000      925,200
           Goody's Family Clothing, Inc.(a)........ 45,600      202,464

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                  ------- ------------
       Retail (cont'd.)
         Great Atlantic & Pacific Tea Co., Inc.(a).  53,600 $    432,016
         Group 1 Automotive, Inc.(a)...............  31,350      748,638
         Hancock Fabrics, Inc......................  26,300      401,075
         Haverty Furniture Cos., Inc...............  30,300      421,170
         Hot Topic, Inc.(a)........................  43,200      988,416
         J. Jill Group, Inc.(a)....................  27,250      380,955
         Jo-Ann Stores, Inc.
          (Class "A" Stock)(a)(b)..................  26,900      617,893
         K-Swiss, Inc. (Class "A" Stock)...........  24,900      540,579
         Linens 'n Things, Inc.(a).................  61,400    1,387,640
         O'Reilly Automotive, Inc.(a)..............  74,300    1,879,047
         Panera Bread Co. (Class "A" Stock)(a).....  40,600    1,413,286
         Pep Boys-Manny, Moe & Jack................  72,400      839,840
         Quiksilver, Inc.(a).......................  32,900      877,114
         Regis Corp................................  60,300    1,567,197
         Russ Berrie & Co., Inc....................  28,600      966,108
         School Specialty, Inc.(a).................  25,700      513,486
         Shopko Stores, Inc........................  40,200      500,490
         Stein Mart, Inc.(a).......................  58,350      355,935
         Stride Rite Corp..........................  55,700      399,369
         The Childrens Place Retail Stores,
          Inc.(a)..................................  36,900      392,616
         The Gymboree Corp.(a).....................  40,650      644,709
         The Men's Wearhouse, Inc.(a)(b)...........  56,750      973,262
         Too, Inc.(a)..............................  47,500    1,117,200
         Ultimate Electronics, Inc.(a).............  20,150      204,523
         Wet Seal, Inc.(a).........................  42,725      459,764
         Zale Corp.(a).............................  46,200    1,473,780
                                                            ------------
                                                              30,214,728
                                                            ------------
       Semiconductors -- 1.9%
         AstroPower, Inc.(a)(b)....................  30,350      242,496
         ATMI, Inc.(a).............................  42,600      788,952
         Axcelis Technologies, Inc.(a)............. 136,800      767,311
         Brooks-PRI Automation, Inc.(a)............  47,200      540,912
         DuPont Photomasks, Inc.(a)................  25,100      583,575
         ESS Technology, Inc.(a)...................  60,200      378,658
         Exar Corp.(a).............................  55,300      685,720
         Kopin Corp.(a)............................  96,600      378,672
         ParthusCeva, Inc.(a)......................     316        1,868
         Pericom Semiconductor Corp.(a)............  36,100      299,991
         Power Integrations, Inc.(a)...............  39,700      674,900
         Rudolph Technologies, Inc.(a).............  22,700      434,932
         Skyworks Solutions, Inc.(a)(b)............ 191,500    1,650,730
         Varian Semiconductor Equipment
          Associates, Inc.(a)......................  47,000    1,116,767
         Veeco Instruments, Inc.(a)................  40,486      468,018
                                                            ------------
                                                               9,013,502
                                                            ------------
       Software -- 2.0%
         ANSYS, Inc.(a)............................  20,300      410,060
         BARRA, Inc.(a)............................  27,500      834,075
         Captaris, Inc.(a).........................  44,400      106,560
         Catapult Communications Corp.(a)..........  18,100      216,295
         Concerto Software, Inc.(a)................  16,300      110,025
         Concord Communications, Inc.(a)...........  23,800      213,962
         Gerber Scientific, Inc.(a)................  30,800      125,048
         Hyperion Solutions Corp.(a)...............  47,570    1,221,122

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Software (cont'd.)
          JDA Software Group, Inc.(a)............... 39,700 $    383,502
          MapInfo Corp.(a).......................... 21,050      116,828
          MICROS Systems, Inc.(a)................... 24,300      544,806
          MRO Software, Inc.(a)..................... 33,700      409,286
          Netegrity, Inc.(a)........................ 47,600      154,843
          PC-Tel, Inc.(a)........................... 27,900      189,162
          Rainbow Technologies, Inc.(a)............. 36,400      260,988
          Roxio, Inc.(a)............................ 27,100      129,267
          SCM Microsystems, Inc.(a)................. 21,800       92,650
          SERENA Software, Inc.(a)(b)............... 56,300      888,977
          SPSS, Inc.(a)............................. 23,900      334,361
          Take-Two Interactive Software, Inc.(a)(b). 54,400    1,277,856
          THQ, Inc.(a)(b)........................... 55,275      732,394
          Verity, Inc.(a)........................... 48,300      646,785
          Zixit Corp.(b)............................ 25,900      114,219
                                                            ------------
                                                               9,513,071
                                                            ------------
        Supermarkets -- 0.2%
          Kronos, Inc.(a)........................... 27,400    1,013,526
                                                            ------------
        Technology -- 0.1%
          Systems & Computer Technology
           Corp.(a)................................. 47,000      404,200
                                                            ------------
        Telecommunications -- 0.8%
          Allen Telecom, Inc.(a).................... 42,500      402,475
          Aware, Inc.(a)............................ 31,500       68,670
          Boston Communications Group, Inc.(a)...... 24,200      307,582
          Digi International, Inc.(a)............... 30,900       89,919
          General Communication, Inc.(a)............ 77,600      520,696
          Harmonic, Inc.(a)......................... 83,700      192,510
          Intermediate Telephone, Inc............... 34,400      719,304
          Metro One Telecommunications, Inc.(a) .... 34,400      221,880
          Network Equipment Technologies, Inc.(a)... 31,200      122,304
          Symmetricom, Inc.(a)...................... 55,350      233,577
          Tollgrade Communications, Inc.(a)......... 18,800      220,524
          ViaSat, Inc.(a)........................... 36,100      416,594
                                                            ------------
                                                               3,516,035
                                                            ------------
        Textiles -- 0.8%
          Angelica Corp............................. 12,100      249,865
          Ashworth, Inc.(a)......................... 18,650      119,360
          G & K Services, Inc. (Class "A" Stock).... 28,900    1,023,089
          Haggar Corp...............................  8,900      112,051
          Kellwood Co............................... 35,625      926,250
          Nautica Enterprises, Inc.(a).............. 46,900      521,059
          Oshkosh B'Gosh, Inc. (Class "A" Stock).... 17,000      476,850
          Oxford Industries, Inc.................... 10,500      269,325
                                                            ------------
                                                               3,697,849
                                                            ------------
        Timber -- 0.1%
          Deltic Timber Corp........................ 16,600      443,220
                                                            ------------
        Transportation -- 0.3%
          Kansas City Southern(a)................... 84,900    1,018,800
          Pegasus Systems, Inc.(a).................. 34,500      346,035
                                                            ------------
                                                               1,364,835
                                                            ------------
        Trucking/Shipping -- 2.9%
          Arkansas Best Corp.(a).................... 34,600      898,943
          Forward Air Corp.(a)...................... 29,850      579,388

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ----------- ------------
        Trucking/Shipping (cont'd.)
          Heartland Express, Inc.............      69,709 $  1,597,103
          Kirby Corp.(a).....................      33,500      917,565
          Knight Transportation, Inc.(a).....      46,300      972,300
          Landstar Systems, Inc.(a)..........      22,000    1,283,920
          Monaco Coach Corp.(a)..............      40,650      672,757
          Oshkosh Truck Corp.................      23,700    1,457,550
          Roadway Corp.......................      27,000      993,870
          USFreightways Corp.................      37,600    1,081,000
          Werner Enterprises, Inc............      88,749    1,910,766
          Yellow Corp.(a)....................      41,000    1,032,831
                                                          ------------
                                                            13,397,993
                                                          ------------
        Utility - Electric -- 1.6%
          Atmos Energy Corp..................      57,900    1,350,228
          Avista Corp........................      66,700      771,052
          Central Vermont Public Service
           Corp..............................      16,300      297,964
          CH Energy Group, Inc...............      22,600    1,053,838
          El Paso Electric Co................      70,000      770,000
          Green Mountain Power Corp..........       4,800      100,656
          NorthWestern Corp.(b)..............      52,600      267,208
          Philadelphia Suburban Corp.........      94,422    1,945,093
          UIL Holdings Corp..................      20,125      701,759
                                                          ------------
                                                             7,257,798
                                                          ------------
        Utility - Water -- 0.1%
          American States Water Co...........      21,050      487,308
                                                          ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $507,826,927)..........................    460,343,328
                                                          ------------
                                               Principal
                                                Amount
        SHORT-TERM                               (000)
        INVESTMENTS -- 11.0%                  -----------
        U.S. Government Agency Obligation -- 0.1%
          United States Treasury Bill
           1.185%, 3/20/03(d)(e)............. $       450      448,844
                                                          ------------
                                                Shares
                                              -----------
        Mutual Fund -- 10.9%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4)(c).......................  51,238,969   51,238,969
                                                          ------------
        TOTAL SHORT-TERM INVESTMENTS
          (cost $51,687,813)...........................     51,687,813
                                                          ------------
        TOTAL INVESTMENTS -- 109.5%
          (cost $559,514,740; Note 6)..................    512,031,141
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(g)....................................       40,800
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (9.5)%................................  (44,656,706)
                                                          ------------
        NET ASSETS -- 100%............................... $467,415,235
                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $42,831,643; cash collateral $44,589,915 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Indicates a fair valued security.

(g)Open futures contracts as of December 31, 2002 were as follows:

   Number of                         Expiration  Value at      Value at       Unrealized
   Contracts            Type            Date    Trade Date December 31, 2002 Depreciation
--------------- -------------------- ---------- ---------- ----------------- ------------
Long Positions:
      32        S&P MidCap 400 Index   Mar 03   $6,944,825    $6,878,400       $(66,425)
                                                                               ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 100.0%                      Value
                                                   Shares    (Note 2)
         MUTUAL FUNDS                              ------- -----------
           Jennison Portfolio..................... 116,427 $ 1,489,102
           SP Alliance Large Cap Growth Portfolio. 295,408   1,485,902
           SP Davis Value Portfolio............... 396,147   3,018,643
           SP Deutsche International Equity
            Portfolio............................. 440,893   2,680,630
           SP Jennison International Growth
            Portfolio............................. 621,897   2,624,406
           SP Prudential U.S. Emerging Growth
            Portfolio............................. 402,372   1,883,103
           SP Small/Mid Cap Value Portfolio....... 195,407   1,891,541
                                                           -----------
         TOTAL INVESTMENTS -- 100.0%
          (cost $17,383,905; Note 6)......................  15,073,327
         LIABILITIES IN EXCESS OF OTHER ASSETS............      (1,563)
                                                           -----------
         NET ASSETS -- 100.0%............................. $15,071,764
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

                       -----------------------------------
                       SP AIM AGGRESSIVE GROWTH PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


      LONG-TERM INVESTMENTS -- 91.1%                            Value
                                                       Shares  (Note 2)
      COMMON STOCKS                                    ------ -----------
      Advertising -- 0.6%
        Lamar Advertising Co.(a)...................... 1,670  $    56,196
                                                              -----------
      Aerospace & Defense -- 1.5%
        Alliant Techsystems, Inc.(a).................. 2,200      137,170
                                                              -----------
      Auto Parts & Equipment -- 1.4%
        Lear Corp.(a)................................. 2,200       73,216
        Superior Industries International, Inc........ 1,500       62,040
                                                              -----------
                                                                  135,256
                                                              -----------
      Banks and Savings & Loans -- 1.1%
        Southwest Bancorp of Texas, Inc.(a)........... 1,090       31,403
        TCF Financial Corp............................ 1,570       68,593
                                                              -----------
                                                                   99,996
                                                              -----------
      Chemicals -- 1.0%
        Valspar Corp. (The)........................... 2,200       97,196
                                                              -----------
      Commercial Services -- 9.4%
        ChoicePoint, Inc.(a).......................... 1,100       43,439
        Cintas Corp................................... 2,070       94,702
        Fiserv, Inc.(a)............................... 5,480      186,046
        Iron Mountain, Inc.(a)........................ 1,650       54,467
        Jacobs Engineering Group, Inc.(a)............. 8,160      290,496
        Paychex, Inc.................................. 6,660      185,814
        SEI Investments Co............................   760       20,657
                                                              -----------
                                                                  875,621
                                                              -----------
      Computers -- 2.6%
        CDW Computer Centers, Inc.(a)................. 5,550      243,367
                                                              -----------
      Computer Services -- 8.0%
        Affiliated Computer Services, Inc.
         (Class "A" Stock)(a)......................... 5,500      289,575
        CACI International, Inc. (Class "A" Stock)(a). 1,100       39,204
        DST Systems, Inc.(a).......................... 3,200      113,760
        National Instruments Corp.(a)................. 2,580       83,824
        Reynolds & Reynolds Co. (The)
         (Class "A" Stock)............................ 1,700       43,299
        SunGuard Data Systems, Inc.(a)................ 7,740      182,355
                                                              -----------
                                                                  752,017
                                                              -----------
      Distribution/Wholesale -- 1.7%
        Fastenal Co................................... 4,160      155,542
                                                              -----------
      Drugs & Medical Supplies -- 9.0%
        AmerisourceBergen Corp........................ 3,530      191,714
        Biomet, Inc................................... 1,400       40,124
        Fisher Scientific International, Inc.(a)...... 5,500      165,440
        Medicis Pharmaceutical Corp.(a)............... 4,420      219,542
        Patterson Dental Co.(a).......................   860       37,616
        ResMed, Inc.(a)............................... 4,400      134,508
        Varian Medical Systems, Inc.(a)...............   960       47,616
                                                              -----------
                                                                  836,560
                                                              -----------
      Education -- 0.5%
        Apollo Group, Inc. (Class "A" Stock)(a)....... 1,005       44,220
                                                              -----------
      Electronics -- 4.0%
        Gentex Corp.(a)............................... 4,170      131,939
        L-3 Communications Holdings, Inc.(a).......... 2,200       98,802
        Microchip Technology, Inc..................... 3,155       77,140

                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Electronics (cont'd.)
            Molex, Inc. (Class "A" Stock)..........  1,580 $    31,426
            QLogic Corp.(a)........................  1,060      36,580
                                                           -----------
                                                               375,887
                                                           -----------
          Financial Services -- 4.4%
            Doral Financial Corp...................  3,090      88,374
            Federated Investors, Inc...............  2,090      53,023
            Investors Financial Services Corp......  4,960     135,854
            Legg Mason, Inc........................  1,070      51,938
            Moody's Corp...........................    900      37,161
            Waddell & Reed Financial, Inc..........  2,270      44,651
                                                           -----------
                                                               411,001
                                                           -----------
          Hospitals/Healthcare Management -- 12.1%
            Caremark Rx, Inc.(a)................... 10,880     176,800
            Community Health Care Systems, Inc.(a).  6,930     142,689
            Express Scripts, Inc.(a)...............  4,170     200,327
            First Health Group Corp.(a)............  8,410     204,783
            Health Management Associates, Inc...... 11,060     197,974
            LifePoint Hospitals, Inc.(a)...........  3,690     110,445
            Lincare Holdings, Inc.(a)..............  3,130      98,971
                                                           -----------
                                                             1,131,989
                                                           -----------
          Human Resources -- 1.7%
            Robert Half International, Inc.(a)..... 10,030     161,583
                                                           -----------
          Insurance -- 2.4%
            Brown & Brown, Inc.....................  2,930      94,698
            HCC Insurance Holdings, Inc............  5,170     127,182
                                                           -----------
                                                               221,880
                                                           -----------
          Internet Content -- 0.5%
            eBay, Inc.(a)..........................    700      47,474
                                                           -----------
          Manufacturing -- 2.4%
            Danaher Corp...........................  3,350     220,095
                                                           -----------
          Media -- 1.7%
            Hispanic Broadcasting Corp.(a).........  3,750      77,063
            Westwood One, Inc.(a)..................  2,100      78,456
                                                           -----------
                                                               155,519
                                                           -----------
          Oil & Gas Exploration & Production -- 1.8%
            ENSCO International, Inc...............  3,300      97,185
            Newfield Exploration Co.(a)............  1,890      68,135
                                                           -----------
                                                               165,320
                                                           -----------
          Oil & Gas Services -- 7.1%
            Cal Dive International, Inc.(a)........  4,170      97,995
            Cooper Cameron Corp.(a)................    960      47,827
            National-Oilwell, Inc.(a)..............  4,420      96,533
            Patterson-UTI Energy, Inc.(a)..........  6,660     200,932
            Pride International, Inc.(a)...........  9,940     148,106
            Varco International, Inc.(a)...........  4,170      72,558
                                                           -----------
                                                               663,951
                                                           -----------
          Restaurants -- 2.1%
            Brinker International, Inc.(a).........    100       3,225
            CBRL Group, Inc........................  2,180      65,683
            Cheesecake Factory, Inc. (The)(a)......  1,370      49,526

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                 -----------------------------------------------
                 SP AIM AGGRESSIVE GROWTH PORTFOLIO (Continued)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
          COMMON STOCKS                             Shares  (Note 2)
          (Continued)                               ------ -----------
          Restaurants (cont'd.)
            Sonic Corp.(a)......................... 1,790  $    36,677
            Starbucks Corp.(a)..................... 2,070       42,187
                                                           -----------
                                                               197,298
                                                           -----------
          Retail -- 9.2%
            Bed Bath & Beyond, Inc.(a)............. 4,090      141,228
            Best Buy Co., Inc.(a).................. 3,300       79,695
            Dollar Tree Stores, Inc.(a)............ 4,120      101,228
            Kohl's Corp.(a)........................   690       38,605
            Men's Wearhouse, Inc. (The)(a)......... 2,000       34,300
            Pacific Sunwear of California, Inc.(a). 6,720      118,877
            Regis Corp............................. 1,700       44,183
            TJX Cos., Inc.......................... 2,100       40,992
            Too, Inc.(a)........................... 4,050       95,256
            Williams-Sonoma, Inc.(a)............... 6,180      167,787
                                                           -----------
                                                               862,151
                                                           -----------
          Semiconductor Equipment -- 0.7%
            Lam Research Corp.(a)..................    30          324
            Linear Technology Corp................. 2,600       66,872
                                                           -----------
                                                                67,196
                                                           -----------
          Software -- 1.3%
            Intuit, Inc.(a)........................ 2,500      117,300
                                                           -----------

                                                                  Value
     COMMON STOCKS                                    Shares     (Note 2)
     (Continued)                                     --------- -----------
     Telecommunications -- 1.3%
       UTStarcom, Inc.(a)...........................   6,270   $   124,334
                                                               -----------
     Trucking & Shipping -- 1.6%
       C.H. Robinson Worldwide, Inc.................   1,400        43,680
       Expeditors International of Washington, Inc..   3,240       105,786
                                                               -----------
                                                                   149,466
                                                               -----------
     TOTAL LONG-TERM INVESTMENTS
      (cost $8,644,963).......................................   8,505,585
                                                               -----------
                                                     Principal
                                                      Amount
     SHORT-TERM                                        (000)
     INVESTMENT -- 13.1%                             ---------
     Repurchase Agreement
       State Street Bank & Trust Co.
        Repurchase Agreement,
        1.18%, 1/2/03(b)
        (cost $1,227,189)...........................  $1,227     1,227,189
                                                               -----------
     TOTAL INVESTMENTS -- 104.2%
      (cost $9,872,152; Note 6).....................             9,732,774
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (4.2)%..............................              (391,052)
                                                               -----------
     NET ASSETS -- 100%.............................           $ 9,341,722
                                                               ===========

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, Repurchase price $1,227,270 due 1/2/03. The value of the collateral including accrued interest was $1,255,457.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                          -----------------------------
                          SP AIM CORE EQUITY PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 85.8%                           Value
                                                      Shares   (Note 2)
       COMMON STOCKS                                  ------ ------------
       Advertising -- 1.5%
         Omnicom Group, Inc..........................  3,300 $    213,180
                                                             ------------
       Aerospace -- 3.6%
         Lockheed Martin Corp........................  1,100       63,525
         Northrop Grumman Corp.......................  2,300      223,100
         Raytheon Co.................................  7,000      215,250
                                                             ------------
                                                                  501,875
                                                             ------------
       Apparel -- 1.3%
         NIKE, Inc. (Class "B" Stock)................  4,100      182,327
                                                             ------------
       Banks and Savings & Loans -- 1.1%
         Bank of America Corp........................  2,200      153,054
                                                             ------------
       Building & Construction -- 3.1%
         American Standard Cos., Inc.(a).............  2,000      142,280
         Masco Corp..................................  7,300      153,665
         Vulcan Materials Co.........................  3,800      142,500
                                                             ------------
                                                                  438,445
                                                             ------------
       Chemicals -- 1.0%
         Rohm & Haas Co..............................  4,300      139,664
                                                             ------------
       Commercial Services -- 2.2%
         Automatic Data Processing, Inc..............  4,400      172,700
         Convergys Corp.(a)..........................  8,600      130,290
                                                             ------------
                                                                  302,990
                                                             ------------
       Computers -- 1.3%
         International Business Machines Corp. (IBM).  2,400      186,000
                                                             ------------
       Computer Software & Services -- 5.6%
         Computer Associates International, Inc...... 21,800      294,300
         Microsoft Corp.(a)..........................  6,500      336,050
         Oracle Corp.(a)............................. 14,100      152,280
                                                             ------------
                                                                  782,630
                                                             ------------
       Cosmetics & Soaps -- 3.8%
         Avon Products, Inc..........................  2,800      150,836
         Gillette Co.................................  4,500      136,620
         Kimberly-Clark Corp.........................  2,100       99,687
         Procter & Gamble Co.........................  1,600      137,504
                                                             ------------
                                                                  524,647
                                                             ------------
       Diversified Manufacturing Operations -- 1.0%
         Illinois Tool Works, Inc....................  2,200      142,692
                                                             ------------
       Drugs & Medical Supplies -- 10.2%
         Abbott Laboratories.........................  3,200      128,000
         Alcon, Inc.(a)..............................  4,700      185,415
         Bristol-Myers Squibb Co.....................  6,000      138,900
         IMS Health, Inc.............................  8,700      139,200
         Johnson & Johnson...........................  2,400      128,904
         Merck & Co., Inc............................  2,000      113,220
         Pfizer, Inc.................................  8,000      244,560
         Teva Pharmaceutical Industries, Ltd. ADR
          (Israel)...................................  3,800      146,718
         Wyeth.......................................  5,200      194,480
                                                             ------------
                                                                1,419,397
                                                             ------------

                                                            Value
           COMMON STOCKS                          Shares   (Note 2)
           (Continued)                            ------ ------------
           Electronics -- 3.6%
             Emerson Electric Co.................  4,000 $    203,400
             Intel Corp.......................... 14,200      221,094
             Texas Instruments, Inc..............  4,700       70,547
                                                         ------------
                                                              495,041
                                                         ------------
           Financial Services -- 3.9%
             Citigroup, Inc......................  5,700      200,583
             Morgan Stanley......................  3,400      135,728
             Washington Mutual, Inc..............  5,900      203,727
                                                         ------------
                                                              540,038
                                                         ------------
           Food & Beverage -- 15.1%
             Anheuser Busch Cos., Inc............  5,400      261,360
             Campbell Soup Co....................  4,800      112,656
             Coca-Cola Co........................  3,200      140,224
             ConAgra Foods, Inc.................. 10,700      267,607
             General Mills, Inc..................  7,900      370,905
             Kellogg Co..........................  7,900      270,733
             Kraft Foods, Inc. (Class "A" Stock).  5,100      198,543
             Kroger Co.(a)....................... 13,100      202,395
             Sara Lee Corp....................... 12,400      279,124
                                                         ------------
                                                            2,103,547
                                                         ------------
           Insurance -- 4.2%
             ACE, Ltd. (Cayman Islands)..........  3,300       96,822
             MGIC Investment Corp................  2,700      111,510
             Principal Financial Group, Inc......  4,900      147,637
             Travelers Property Casualty Corp.
              (Class "A" Stock)(a)...............  3,498       51,246
             Travelers Property Casualty Corp.
              (Class "B" Stock)(a)...............  4,308       63,112
             XL Capital, Ltd. (Class "A" Stock)..  1,400      108,150
                                                         ------------
                                                              578,477
                                                         ------------
           Leisure -- 0.9%
             Carnival Corp.......................  5,000      124,750
                                                         ------------
           Machinery -- 1.5%
             Dover Corp..........................  7,400      215,784
                                                         ------------
           Media -- 1.0%
             The New York Times Co.
              (Class "A" Stock)..................  3,100      141,763
                                                         ------------
           Oil & Gas Services -- 6.2%
             Baker Hughes, Inc...................  4,900      157,731
             ChevronTexaco Corp..................  2,100      139,608
             Exxon Mobil Corp....................  7,300      255,062
             GlobalSantaFe Corp..................  6,100      148,352
             Valero Energy Corp..................  4,500      166,230
                                                         ------------
                                                              866,983
                                                         ------------
           Railroads -- 1.6%
             Norfolk Southern Corp...............  5,400      107,946
             Union Pacific Corp..................  2,000      119,740
                                                         ------------
                                                              227,686
                                                         ------------
           Restaurants -- 1.1%
             McDonald's Corp.....................  9,100      146,328
                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                    -----------------------------------------
                    SP AIM CORE EQUITY PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
          COMMON STOCKS                            Shares   (Note 2)
          (Continued)                              ------ ------------
          Retail -- 5.4%
            Best Buy Co., Inc.(a).................  6,300 $    152,145
            Home Depot, Inc.......................  5,800      138,968
            Safeway, Inc.(a)......................  7,000      163,520
            The Limited, Inc...................... 13,700      190,841
            Wal-Mart Stores, Inc..................  2,000      101,020
                                                          ------------
                                                               746,494
                                                          ------------
          Semiconductors -- 2.2%
            KLA-Tencor Corp.(a)...................  2,900      102,573
            Taiwan Semiconductor Manufacturing Co
             Ltd. ADR (Taiwan)(a).................  9,200       64,860
            Xilinx, Inc.(a).......................  6,800      140,080
                                                          ------------
                                                               307,513
                                                          ------------
          Telecommunications -- 0.8%
            AT&T Corp.............................  4,100      107,051
                                                          ------------
          Toys -- 0.8%
            Mattel, Inc...........................  5,600      107,240
                                                          ------------
          Utility - Electric -- 0.8%
            FPL Group, Inc........................    800       48,104
            TXU Corp..............................  3,500       65,380
                                                          ------------
                                                               113,484
                                                          ------------

                                                                Value
       COMMON STOCKS                                Shares     (Note 2)
       (Continued)                                 --------- -----------
       Waste Management -- 1.0%
         Waste Management, Inc....................   5,900   $   135,228
                                                             -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $13,554,145)..................................  11,944,308
                                                             -----------

                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 16.1%                         ---------
       Repurchase Agreement
         State Street Bank & Trust Co. Repurchase
          Agreement, 1.18%, 1/2/03(b)
          (cost $2,235,542).......................  $2,236     2,235,542
                                                             -----------
       TOTAL INVESTMENTS -- 101.9%
        (cost $15,789,687; Note 6)..........................  14,179,850
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (1.9)%....................................    (264,585)
                                                             -----------
       NET ASSETS -- 100%................................... $13,915,265
                                                             ===========

The following abbreviations are used in portfolio descriptions:

    ADR American Depository Receipt

(a) Non-income producing security.

(b) State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,235,688 due 1/2/03. The value of the collateral including accrued interest was $2,280,664.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                     ---------------------------------------
                     SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


           LONG-TERM INVESTMENTS -- 98.2%                  Value
                                                Shares    (Note 2)
           COMMON STOCKS                        ------- ------------
           Aerospace & Defense -- 1.4%
             Lockheed Martin Corp..............  13,900 $    802,725
                                                        ------------
           Commercial Services -- 0.7%
             First Data Corp...................  11,220      397,300
                                                        ------------
           Computers -- 1.6%
             Dell Computer Corp.(a)............  33,400      893,116
                                                        ------------
           Computer Software & Services -- 9.5%
             Automatic Data Processing, Inc....   9,300      365,025
             Cisco Systems, Inc.(a)............ 100,600    1,317,860
             Microsoft Corp.(a)................  64,300    3,324,310
             PeopleSoft, Inc.(a)...............  16,700      305,610
             VERITAS Software Corp.(a).........  10,800      168,696
                                                        ------------
                                                           5,481,501
                                                        ------------
           Cosmetics & Soaps -- 4.8%
             Avon Products, Inc................  17,100      921,177
             Colgate-Palmolive Co..............  22,000    1,153,460
             Procter & Gamble Co...............   8,300      713,302
                                                        ------------
                                                           2,787,939
                                                        ------------
           Diversified Operations -- 3.7%
             General Electric Co...............  67,800    1,650,930
             Philip Morris Cos., Inc...........  12,000      486,360
                                                        ------------
                                                           2,137,290
                                                        ------------
           Drugs & Medical Supplies -- 18.4%
             Amgen, Inc.(a)....................  35,400    1,711,236
             Boston Scientific Corp.(a)........   4,100      174,332
             Cardinal Health, Inc..............  20,300    1,201,557
             Johnson & Johnson.................  37,400    2,008,754
             Medtronic, Inc....................  30,000    1,368,000
             Pfizer, Inc....................... 114,500    3,500,265
             Wyeth.............................  17,700      661,980
                                                        ------------
                                                          10,626,124
                                                        ------------
           Electronics -- 3.7%
             Applied Materials, Inc.(a)........   6,700       87,301
             Intel Corp........................  72,900    1,135,053
             Maxim Integrated Products, Inc....  19,100      631,064
             Texas Instruments, Inc............  20,200      303,202
                                                        ------------
                                                           2,156,620
                                                        ------------
           Financial Services -- 20.4%
             Charles Schwab Corp...............  26,600      288,610
             Citigroup, Inc....................  79,900    2,811,681
             Fannie Mae........................   6,200      398,846
             Fifth Third Bancorp...............   3,100      181,505
             Freddie Mac.......................  48,500    2,863,925
             Lehman Brothers Holdings, Inc.....  13,500      719,415
             MBNA Corp......................... 135,950    2,585,769
             Merrill Lynch & Co., Inc..........  30,600    1,161,270
             Morgan Stanley....................  18,900      754,488
                                                        ------------
                                                          11,765,509
                                                        ------------
           Food & Beverage -- 1.4%
             Anheuser-Busch Cos., Inc..........  16,200      784,080
                                                        ------------

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- ------------
        Health Care Services -- 2.5%
          Health Management Associates, Inc.
           (Class "A" Stock)....................    7,400  $    132,460
          UnitedHealth Group, Inc...............   15,700     1,310,950
                                                           ------------
                                                              1,443,410
                                                           ------------
        Insurance -- 8.9%
          ACE, Ltd..............................   23,800       698,292
          American International Group, Inc.....   47,500     2,747,875
          Progressive Corp......................    8,000       397,040
          Travelers Property Casualty Corp.
           (Class "A" Stock)(a).................   81,806     1,198,458
          Travelers Property Casualty Corp.
           (Class "B" Stock)(a).................    6,382        93,496
                                                           ------------
                                                              5,135,161
                                                           ------------
        Media -- 4.9%
          Clear Channel Communications, Inc.(a).    4,600       171,534
          Viacom, Inc. (Class "B" Stock)(a).....   64,700     2,637,172
                                                           ------------
                                                              2,808,706
                                                           ------------
        Motorcycles -- 0.4%
          Harley-Davidson, Inc..................    5,100       235,620
                                                           ------------
        Retail -- 10.8%
          Home Depot, Inc.......................   53,400     1,279,464
          Kohl's Corp.(a).......................   40,200     2,249,190
          Wal-Mart Stores, Inc..................   31,000     1,565,810
          Walgreen Co...........................   38,700     1,129,653
                                                           ------------
                                                              6,224,117
                                                           ------------
        Telecommunications -- 5.1%
          Comcast Corp. (Special Class "A"
           Stock)(a)............................   37,900       856,161
          Nokia Oyj, ADR (Finland)..............  133,180     2,064,290
                                                           ------------
                                                              2,920,451
                                                           ------------
        TOTAL LONG-TERM INVESTMENTS
         (cost $65,390,683)...............................   56,599,669
                                                           ------------

                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 4.5%                       ---------
        Repurchase Agreement
          State Street Bank & Trust Co.
           Repurchase Agreement,
           0.75%, 1/2/03(b)
           (cost $2,582,221).................... $  2,582     2,582,221
                                                           ------------
        TOTAL INVESTMENTS -- 102.7%
         (cost $67,972,904; Note 6).......................   59,181,890
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (2.7)%.................................   (1,531,859)
                                                           ------------
        NET ASSETS -- 100%................................ $ 57,650,031
                                                           ============

The following abbreviations are used in portfolio descriptions:

    ADR American Depository Receipt
    Oyj Julkinen Osakeyhtio (Finnish Company)

(a) Non-Income producing security.

(b) State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,582,328 due 1/2/03. The value of the collateral including accrued interest was $2,634,979.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


      LONG-TERM INVESTMENTS -- 94.7%                            Value
                                                       Shares  (Note 2)
      COMMON STOCKS -- 94.0%                           ------ -----------
      Business Services -- 0.4%
        Hewitt Associates, Inc. (Class "A" Stock)(a)..    850 $    26,937
                                                              -----------
      Communications Equipment -- 6.6%
        Cisco Systems, Inc.(a)........................ 18,650     244,315
        Juniper Networks, Inc.(a).....................  7,300      49,640
        Nokia Oyj, ADR (Finland)......................  8,850     137,175
                                                              -----------
                                                                  431,130
                                                              -----------
      Computer Hardware -- 6.8%
        Avocent Corp.(a)..............................  5,850     129,987
        Dell Computer Corp.(a)........................ 11,700     312,858
                                                              -----------
                                                                  442,845
                                                              -----------
      Computer Services -- 18.4%
        Affiliated Computer Services, Inc.
         (Class "A" Stock)(a).........................  5,700     300,105
        Computer Sciences Corp.(a)....................  3,525     121,436
        DST Systems, Inc.(a)..........................  5,300     188,415
        Exult, Inc.(a)................................  4,900      15,582
        First Data Corp...............................  9,600     339,936
        Fiserv, Inc.(a)...............................  5,630     191,139
        The BISYS Group, Inc.(a)......................  2,950      46,905
                                                              -----------
                                                                1,203,518
                                                              -----------
      Contract Manufacturing -- 4.9%
        Celestica, Inc. (Canada)(a)...................  1,300      18,330
        Flextronics International Ltd. (Singapore)(a). 19,900     162,981
        Sanmina Corp.(a).............................. 21,500      96,535
        Solectron Corp.(a)............................ 12,150      43,133
                                                              -----------
                                                                  320,979
                                                              -----------
      Internet Content -- 8.1%
        eBay, Inc.(a).................................  4,800     325,536
        Networks Associates, Inc.(a)..................  6,650     106,998
        Symantec Corp.(a).............................  2,400      97,224
                                                              -----------
                                                                  529,758
                                                              -----------
      Media -- 7.5%
        Comcast Corp. (Class "A" Stock)(a)............  2,674      63,026
        Comcast Corp. (Special Class "A" Stock)(a)....  1,500      33,885
        Cox Communications, Inc.
         (Class "A" Stock)(a).........................  5,600     159,040
        Viacom, Inc. (Class "B" Stock)(a).............  5,650     230,294
                                                              -----------
                                                                  486,245
                                                              -----------
      Semiconductors -- 15.0%
        Altera Corp.(a)...............................  8,050      99,256
        Intel Corp.................................... 12,200     189,954
        Linear Technology Corp........................  1,600      41,152
        Marvell Technology Group Ltd.
         (Bermuda)(a).................................  4,650      87,699
        Microchip Technology, Inc.....................  6,615     161,737
        Samsung Electronics Co., Ltd., GDR
         (South Korea)................................  1,002     133,767
        Taiwan Semiconductor Manufacturing Co Ltd.,
         ADR (Taiwan)................................. 21,410     150,940
        Texas Instruments, Inc........................  7,875     118,204
                                                              -----------
                                                                  982,709
                                                              -----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 --------- -----------
       Semiconductor Equipment -- 4.6%
         Applied Materials, Inc.(a)...............    5,350  $    69,710
         KLA-Tencor Corp.(a)......................    1,950       68,972
         Maxim Integrated Products, Inc...........    2,800       92,512
         Novellus Systems, Inc.(a)................    2,500       70,200
                                                             -----------
                                                                 301,394
                                                             -----------
       Software -- 17.0%
         BEA Systems, Inc.(a).....................    5,800       66,526
         Electronic Arts, Inc.(a).................    2,825      140,600
         Informatica Corp.(a).....................    5,925       34,128
         Macrovision Corp.(a).....................    3,850       61,754
         Mercury Interactive Corp.(a).............    3,250       96,363
         Microsoft Corp.(a).......................    6,350      328,295
         Oracle Corp.(a)..........................   11,150      120,420
         PeopleSoft, Inc.(a)......................    5,450       99,735
         SAP AG, ADR (Germany)....................    4,000       78,000
         VERITAS Software Corp.(a)................    5,650       88,253
                                                             -----------
                                                               1,114,074
                                                             -----------
       Telecommunication Services -- 0.6%
         AT&T Corp................................    1,530       39,948
                                                             -----------
       Telecommunications - Wireless -- 4.1%
         Motorola, Inc............................    7,250       62,713
         QUALCOMM, Inc.(a)........................    2,650       96,433
         Vodafone Group PLC, ADR
          (United Kingdom)........................    5,850      106,002
                                                             -----------
                                                                 265,148
                                                             -----------
       TOTAL COMMON STOCKS
        (cost $7,232,446)...................................   6,144,685
                                                             -----------
                                                     Units
       WARRANT -- 0.7%                             ---------
       Salomon Smith Barney, expiring 1/15/04
        (cost $48,543)............................   13,300       45,619
       TOTAL LONG-TERM INVESTMENTS
        (cost $7,280,989)...................................   6,190,304
                                                             -----------
                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 5.0%                          ---------
       Repurchase Agreement
         State Street Bank & Trust Co. Repurchase
          Agreement, 0.75%, 1/2/03(b)
          (cost $330,064).........................  $   330      330,064
                                                             -----------
       TOTAL INVESTMENTS -- 99.7%
        (cost $7,611,053; Note 6)...........................   6,520,368
       OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.3%.................................      19,843
                                                             -----------
       NET ASSETS -- 100.0%................................. $ 6,540,211
                                                             ===========

The following abbreviations are used in portfolio descriptions:

                         ADR American Depository Receipt
                         GDR Global Depositary Receipt

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $330,078 due 1/2/03. The value of the collateral including accrued interest was $337,968.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       Mutual Funds                               --------- ------------
       Jennison Portfolio........................   995,283 $ 12,729,669
       SP Alliance Large Cap Growth Portfolio.... 2,525,226   12,701,885
       SP Davis Value Portfolio.................. 3,386,210   25,802,922
       SP Deutsche International Equity Portfolio 1,231,028    7,484,650
       SP Jennison International Growth Portfolio 1,736,639    7,328,618
       SP PIMCO High Yield Portfolio............. 2,416,847   22,162,490
       SP PIMCO Total Return Portfolio........... 3,243,696   37,010,571
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 2,358,554   11,038,031
       SP Small/Mid Cap Value Portfolio.......... 1,145,583   11,089,246
                                                            ------------
       TOTAL INVESTMENTS -- 100.0%
        (cost $159,421,995; Note 6)........................  147,348,082
       LIABILITIES IN EXCESS OF OTHER ASSETS...............       (7,260)
                                                            ------------
       NET ASSETS -- 100.0%................................ $147,340,822
                                                            ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 100.0%                     Value
                                                 Shares     (Note 2)
         MUTUAL FUNDS                           --------- ------------
         Jennison Portfolio....................   680,116 $  8,698,680
         SP Alliance Large Cap Growth Portfolio 1,725,586    8,679,700
         SP Davis Value Portfolio.............. 2,313,776   17,630,976
         SP PIMCO High Yield Portfolio......... 2,569,231   23,559,852
         SP PIMCO Total Return Portfolio....... 4,137,858   47,212,965
         SP Prudential U.S. Emerging Growth
          Portfolio............................ 1,253,480    5,866,285
         SP Small/Mid Cap Value Portfolio......   608,850    5,893,667
                                                          ------------
         TOTAL INVESTMENTS -- 100.0%
            (cost $121,852,614; Note 6)..................  117,542,125
         LIABILITIES IN EXCESS OF OTHER ASSETS...........       (5,980)
                                                          ------------
         NET ASSETS -- 100.0%............................ $117,536,145
                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                            -------------------------
                            SP DAVIS VALUE PORTFOLIO
                            -------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 88.4%
                                                              Value
                                                   Shares    (Note 2)
       COMMON STOCKS                               ------- -------------
       Banks -- 4.2%
         Golden West Financial Corp...............  71,200 $   5,112,872
         Lloyds TSB Group PLC, ADR
          (United Kingdom)........................  62,300     1,781,157
                                                           -------------
                                                               6,894,029
                                                           -------------
       Construction & Housing -- 2.1%
         American Standard Cos., Inc.(a)..........  13,700       974,618
         Martin Marietta Materials, Inc...........  36,400     1,116,024
         Vulcan Materials Co......................  36,300     1,361,250
                                                           -------------
                                                               3,451,892
                                                           -------------
       Consumer Services -- 0.8%
         Marriott International, Inc..............  40,500     1,331,235
                                                           -------------
       Containers & Packaging -- 2.7%
         Sealed Air Corp.(a)...................... 119,200     4,446,160
                                                           -------------
       Diversified Consumer Products -- 7.5%
         Lexmark International, Inc.(a)...........  39,400     2,383,700
         Philip Morris Cos., Inc.................. 245,300     9,942,009
                                                           -------------
                                                              12,325,709
                                                           -------------
       Diversified Manufacturing -- 7.4%
         Berkshire Hathaway, Inc.
          (Class "A" Stock)(a)....................      61     4,437,750
         Dover Corp...............................  62,600     1,825,416
         Tyco International, Ltd.................. 353,252     6,033,544
                                                           -------------
                                                              12,296,710
                                                           -------------
       Drugs & Medical Supplies -- 3.3%
         Eli Lilly & Co...........................  42,300     2,686,050
         Merck & Co., Inc.........................  15,500       877,455
         Pfizer, Inc..............................  31,900       975,183
         Pharmacia Corp...........................  20,800       869,440
                                                           -------------
                                                               5,408,128
                                                           -------------
       Electronics -- 0.8%
         Agere Systems, Inc.(a)................... 295,200       425,088
         RadioShack Corp..........................  51,900       972,606
                                                           -------------
                                                               1,397,694
                                                           -------------
       Financial Services -- 26.2%
         American Express Co...................... 349,000    12,337,150
         Bank One Corp............................ 137,900     5,040,245
         Citigroup, Inc........................... 165,200     5,813,388
         Dun & Bradstreet Corp.(a)................  45,300     1,562,397
         Household International, Inc............. 218,200     6,068,142
         Moody's Corp.............................  45,000     1,858,050
         Morgan Stanley...........................  60,800     2,427,136
         Providian Financial Corp.(a).............  25,000       162,250
         Stilwell Financial, Inc.(a)..............  50,400       658,728
         Sun Life Financial Services of Canada(a).  16,100       274,505
         Wells Fargo & Co......................... 149,000     6,983,630
                                                           -------------
                                                              43,185,621
                                                           -------------
       Foods -- 3.5%
         Diageo PLC, ADR (United Kingdom).........  58,600     2,566,680
         Hershey Foods Corp.......................  25,300     1,706,232
         Kraft Foods, Inc.........................  39,800     1,549,414
                                                           -------------
                                                               5,822,326
                                                           -------------

                                                           Value
          COMMON STOCKS                         Shares    (Note 2)
          (Continued)                           ------- -------------
          Insurance -- 11.9%
            American International Group, Inc.. 138,200 $   7,994,870
            Aon Corp...........................  82,000     1,548,980
            Chubb Corp.........................  11,100       579,420
            Loews Corp.........................  54,400     2,418,624
            Markel Corp.(a)....................     800       164,400
            Principal Financial Group, Inc.....  24,800       747,224
            Progressive Corp...................  56,200     2,789,206
            Transatlantic Holdings, Inc........  46,500     3,101,550
            Travelers Property Casualty Corp.
             (Class "A" Stock)(a)..............   6,359        93,159
            Travelers Property Casualty Corp.
             (Class "B" Stock)(a)..............  13,066       191,417
                                                        -------------
                                                           19,628,850
                                                        -------------
          Media -- 1.3%
            Gannett Co., Inc...................  21,800     1,565,240
            WPP Group ADR (United Kingdom).....  15,800       598,504
                                                        -------------
                                                            2,163,744
                                                        -------------
          Oil & Gas -- 5.6%
            ConocoPhillips.....................  80,520     3,896,363
            Devon Energy Corp..................  72,700     3,336,930
            EOG Resources, Inc.................  50,900     2,031,928
                                                        -------------
                                                            9,265,221
                                                        -------------
          Real Estate Investment Trust -- 2.2%
            Avalonbay Communities, Inc.........   3,400       133,076
            CenterPoint Properties Corp........  60,000     3,429,000
                                                        -------------
                                                            3,562,076
                                                        -------------
          Retail -- 4.9%
            Albertson's, Inc...................  20,200       449,652
            Costco Wholesale Corp.(a).......... 187,800     5,269,668
            J.C. Penney Co., Inc...............  18,200       418,782
            Safeway, Inc.(a)...................  80,100     1,871,136
                                                        -------------
                                                            8,009,238
                                                        -------------
          Software -- 1.1%
            Microsoft Corp.(a).................  36,600     1,892,220
                                                        -------------
          Technology -- 0.6%
            BMC Software, Inc.(a)..............  57,000       975,270
                                                        -------------
          Telecommunications -- 0.2%
            Tellabs, Inc.(a)...................  44,700       324,969
                                                        -------------
          Transportation/Shipping -- 2.1%
            United Parcel Service, Inc.
             (Class "B" Stock).................  55,100     3,475,708
                                                        -------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $164,240,998).........................   145,856,800
                                                        -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                      -------------------------------------
                      SP DAVIS VALUE PORTFOLIO (Continued)
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                             Principal
                                              Amount      Value
            SHORT-TERM                         (000)     (Note 2)
            INVESTMENT -- 11.7%              --------- ------------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement,
               1.15%, 1/2/03(b)
               (cost $19,250,000)...........  $19,250  $ 19,250,000
                                                       ------------
            TOTAL INVESTMENTS -- 100.1%
             (cost $183,490,998; Note 6)..............  165,106,800
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (0.1)%.........................     (153,417)
                                                       ------------
            NET ASSETS -- 100%........................ $164,953,383
                                                       ============

The following abbreviations are used in portfolio descriptions:

                         ADR American Depository Receipt

(a)Non-Income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, Repurchase price $19,251,230 due 1/2/03. The value of the collateral including accrued interest was $19,830,000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

                   -------------------------------------------
                   SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



          LONG-TERM INVESTMENTS -- 93.8%                     Value
                                                  Shares    (Note 2)
          COMMON STOCKS -- 91.3%                  ------- ------------
          Australia -- 1.8%
            Brambles Industries, Ltd............. 160,400 $    424,509
            Telstra Corp., Ltd................... 154,800      384,410
                                                          ------------
                                                               808,919
                                                          ------------
          Belgium -- 0.7%
            Interbrew............................  14,200      335,265
                                                          ------------
          Brazil -- 0.5%
            Companhia Vale do Rio Doce (ADR).....   7,800      225,498
                                                          ------------
          Canada -- 1.2%
            Canadian Natural Resources, Ltd......  10,200      302,167
            Royal Bank of Canada.................   6,300      230,699
                                                          ------------
                                                               532,866
                                                          ------------
          Denmark -- 0.5%
            Group 4 Falck A/S....................  11,500      242,889
                                                          ------------
          Finland -- 2.1%
            Nokia Oyj (ADR)......................  49,790      791,538
            Stora Enso Oyj (Series "R" Shares)...  15,600      164,516
                                                          ------------
                                                               956,054
                                                          ------------
          France -- 12.9%
            Autoroutes du Sud de la France SA(a).  19,596      473,564
            Aventis SA...........................  14,667      797,238
            Axa SA...............................  12,115      162,596
            BNP Paribas SA.......................  18,110      737,909
            Groupe Danone SA.....................   4,704      632,809
            Sanofi-Synthelabo SA.................   7,303      446,390
            Schneider Electric SA................  15,327      725,195
            TotalFinaElf SA......................  12,403    1,771,340
            Vinci SA(a)..........................   4,394      247,601
                                                          ------------
                                                             5,994,642
                                                          ------------
          Republic of Germany -- 4.4%
            Bayer AG.............................  20,591      441,863
            Deutsche Boerse AG...................   9,729      389,578
            Deutsche Telekom AG..................  13,224      169,987
            E.On AG..............................  18,839      760,101
            Siemens AG...........................   6,648      282,529
                                                          ------------
                                                             2,044,058
                                                          ------------
          Italy -- 3.3%
            ENI SpA..............................  57,275      910,531
            Telecom Italia SpA...................  49,024      371,933
            UniCredito Italiano SpA..............  67,027      267,973
                                                          ------------
                                                             1,550,437
                                                          ------------
          Japan -- 17.9%
            Asahi Glass Co., Ltd.................  48,000      294,059
            Bridgestone Corp.....................  22,000      272,520
            Canon, Inc...........................  19,000      715,682
            Fuji Photo Film Co., Ltd.............  14,000      456,560
            Honda Motor Co., Ltd.................  11,600      429,123
            Ito-Yokado Co., Ltd..................  15,000      442,403
            Kao Corp.............................  18,000      395,129
            Mitsubishi Corp......................  70,000      427,656
            Mitsui & Co., Ltd....................  77,000      359,467
            Mitsui Fudosan Co., Ltd..............  73,000      473,666
            Nissan Motor Co., Ltd................  60,000      468,189
            Nomura Holdings, Inc.................  56,000      629,510

                                                                 Value
     COMMON STOCKS                                    Shares    (Note 2)
     (Continued)                                      ------- ------------
     Japan (cont'd.)
       Sharp Corp....................................  29,000 $    275,411
       Sony Corp.....................................  21,500      898,626
       Sumitomo Mitsui Financial Group, Inc..........      45      140,684
       Takeda Chemical Industries, Ltd...............  15,000      626,949
       Toyota Motor Corp.............................  28,400      763,428
       Yamanouchi Pharmaceutical Co., Ltd............   8,000      231,904
                                                              ------------
                                                                 8,300,966
                                                              ------------
     Korea -- 2.5%
       Kookmin Bank..................................   9,920      351,283
       Samsung Electronics Co., Ltd..................   3,130      828,650
                                                              ------------
                                                                 1,179,933
                                                              ------------
     Mexico -- 0.9%
       Cemex SA de CV (ADR)..........................   4,823      103,743
       Grupo Financiero BBVA Bancomer SA de
        CV (GFB) (Series "B" Shares)(a).............. 387,300      292,770
                                                              ------------
                                                                   396,513
                                                              ------------
     Netherlands -- 4.8%
       ABN AMRO Holding NV...........................  15,200      248,501
       Aegon NV(a)...................................  17,600      226,423
       ASML Holding NV(a)............................   7,300       60,975
       DSM NV........................................   3,200      145,665
       ING Groep NV..................................  15,718      266,206
       Koninklijke (Royal) Philips Electronics NV(a).  13,100      229,565
       Reed Elsevier NV..............................  32,800      400,975
       TNT Post Group NV.............................  17,611      285,515
       VNU NV(a).....................................  14,100      367,674
                                                              ------------
                                                                 2,231,499
                                                              ------------
     Spain -- 0.9%
       Banco Popular Espanol SA......................   6,863      280,648
       Industria de Diseno Textil SA (Inditex).......   6,500      153,534
                                                              ------------
                                                                   434,182
                                                              ------------
     Sweden -- 0.4%
       Securitas AB (Series "B" Shares)(a)...........  15,600      186,197
                                                              ------------
     Switzerland -- 10.5%
       Adecco SA.....................................   3,472      136,098
       Nestle SA(a)..................................   4,152      879,830
       Novartis AG...................................  33,912    1,237,338
       Roche Holding AG..............................  10,553      735,362
       Swiss Re......................................  12,353      810,314
       Syngenta AG...................................   5,170      299,313
       UBS AG........................................  15,493      752,971
                                                              ------------
                                                                 4,851,226
                                                              ------------
     United Kingdom -- 26.0%
       Anglo American PLC............................  17,145      254,626
       AstraZeneca PLC...............................  28,236    1,009,148
       BAA PLC.......................................  51,438      417,362
       BP PLC (ADR).................................. 168,980    1,161,614
       British Sky Broadcasting PLC(a)...............  38,740      398,528
       Diageo PLC(a).................................  30,307      329,341
       GlaxoSmithKline PLC...........................  68,584    1,316,127
       HSBC Holdings PLC............................. 119,835    1,324,411
       Lloyds TSB Group PLC..........................  33,922      243,565

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

             -------------------------------------------------------
             SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
           COMMON STOCKS                        Shares     (Note 2)
           (Continued)                         --------- ------------
           United Kingdom (cont'd.)
             National Grid Group PLC..........   62,867  $    462,021
             Royal Bank of Scotland Group PLC.   46,610     1,116,556
             Scottish & Southern Energy PLC...   50,068       548,110
             Shell Transport & Trading Co.....  174,024     1,145,859
             Tesco PLC........................  198,187       618,978
             Vodafone Group PLC...............  948,791     1,729,846
                                                         ------------
                                                           12,076,092
                                                         ------------
           TOTAL COMMON STOCKS
            (cost $44,726,920)..........................   42,347,236
                                                         ------------
           PREFERRED STOCK -- 0.8%
           Republic of Germany
             Henkel KGaA (cost $378,712)......    6,000       381,226
                                                         ------------
           RIGHTS -- 1.7%
           Spain
             Telefonica SA(a) (cost $851,697).   85,254       763,099
                                                         ------------
           TOTAL LONG-TERM INVESTMENTS
            (cost $45,957,329)..........................   43,491,561
                                                         ------------

                                               Principal
                                                Amount
           SHORT-TERM                            (000)
           INVESTMENT -- 4.1%                  ---------
           REPURCHASE AGREEMENT
             State Street Bank & Trust Co.
              Repurchase Agreement,
              0.75%, 1/2/03(b)
              (cost $1,902,517)............... $  1,903     1,902,517
                                                         ------------
           TOTAL INVESTMENTS -- 97.9%
            (cost $47,859,846; Note 6)..................   45,394,078
           UNREALIZED APPRECIATION ON FORWARD
            FOREIGN CURRENCY CONTRACTS, NET(c)..........        9,488
           OTHER ASSETS IN EXCESS OF OTHER
            LIABILITIES -- 2.1%.........................      975,625
                                                         ------------
           NET ASSETS -- 100.0%......................... $ 46,379,191
                                                         ============

The industry classifications of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2002 were as follows:

                  Pharmaceuticals......................  13.9%
                  Oil & Gas Services...................  12.3
                  Telecommunications...................   8.0
                  Banks................................   7.4
                  Financial Services...................   7.1
                  Electronics..........................   6.3
                  Repurchase Agreement.................   4.1
                  Food & Beverage......................   4.0
                  Automobiles & Manufacturing..........   3.5
                  Insurance............................   3.2
                  Diversified Operations...............   3.2
                  Energy...............................   2.9
                  Diversified Manufacturing............   2.6
                  Retail...............................   2.3
                  Manufacturing........................   2.3
                  Capital Goods........................   2.3
                  Media................................   1.7
                  Construction.........................   1.7
                  Telephones...........................   1.2
                  Publishing...........................   0.9
                  Commercial Banking...................   0.9
                  Chemicals............................   0.9
                  Consumer Products....................   0.8
                  Transportation.......................   0.6
                  Tires & Rubber.......................   0.6
                  Industrial...........................   0.6
                  Corporate Bonds......................   0.6
                  Metal & Minerals.....................   0.5
                  Security Services....................   0.4
                  Forest Products & Paper..............   0.4
                  Human Resources......................   0.3
                  Apparel..............................   0.3
                  Semiconductor Equipment..............   0.1
                                                        -----
                                                         97.9
                  Other liabilities in excess of assets   2.1
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

             -------------------------------------------------------
             SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


The following abbreviation is used in portfolio descriptions:

ADR American Depository Receipt

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,902,596 due 1/2/03. The value of the collateral including accrued interest was $1,944,502.

(c)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                                                       Unrealized
                                      Value at         Value at       Appreciation
Forward Foreign Currency Contract  Settlement Date December 31, 2002 (Depreciation)
---------------------------------  --------------- ----------------- --------------
Purchased:
  Danish Krone, expiring 1/02/03     $   10,200       $   10,423       $     223
  Euro, expiring 1/02/03                265,966          271,826           5,860
  Japanese Yen, expiring 2/28/03      4,152,729        4,297,212         144,483
  Swedish Krona, expiring 1/02/03         9,055            9,242             187
                                     ----------       ----------       ---------
                                      4,437,950        4,588,703         150,753
                                     ----------       ----------       ---------
Sold:
  Japanese Yen, expiring 2/28/03     $4,155,947       $4,297,212        (141,265)
                                                                       ---------
                                                                       $   9,488
                                                                       =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- -----------
       Jennison Portfolio........................   837,909 $10,716,858
       SP Alliance Large Cap Growth Portfolio.... 2,125,972  10,693,640
       SP Davis Value Portfolio.................. 2,850,611  21,721,658
       SP Deutsche International Equity Portfolio 1,611,631   9,798,717
       SP Jennison International Growth Portfolio 2,273,892   9,595,824
       SP PIMCO High Yield Portfolio............. 1,054,701   9,671,605
       SP PIMCO Total Return Portfolio...........   849,295   9,690,455
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 1,544,283   7,227,246
       SP Small/Mid Cap Value Portfolio..........   750,001   7,260,005
                                                            -----------
       TOTAL INVESTMENTS -- 100.0%
        (cost $107,719,942; Note 6)........................  96,376,008
       LIABILITIES IN EXCESS OF OTHER ASSETS...............      (5,131)
                                                            -----------
       NET ASSETS -- 100.0%................................ $96,370,877
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 90.7%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Advertising -- 0.6%
         Getty Images, Inc.(a)........................  2,500 $    76,375
                                                              -----------
       Airlines -- 0.9%
         JetBlue Airways Corp.(a).....................  4,150     112,050
                                                              -----------
       Apparel -- 1.8%
         AnnTaylor Stores Corp.(a)....................  2,100      42,882
         Coach, Inc.(a)...............................  3,200     105,344
         Gymboree Corp. (The)(a)......................  4,700      74,542
                                                              -----------
                                                                  222,768
                                                              -----------
       Auto Parts & Equipment -- 0.5%
         Advance Auto Parts, Inc.(a)..................  1,300      63,570
                                                              -----------
       Banking -- 5.9%
         City National Corp...........................  1,750      76,982
         Commerce Bancorp, Inc........................  1,400      60,466
         Cullen/Frost Bankers, Inc....................  2,400      78,480
         Dime Community Bancshares....................  3,300      63,195
         Greater Bay Bancorp..........................  3,300      57,057
         Investors Financial Services Corp............  6,800     186,252
         New York Community Bancorp, Inc..............  3,600     103,968
         Silicon Valley Bancshares(a).................  6,100     111,325
                                                              -----------
                                                                  737,725
                                                              -----------
       Commercial Services -- 0.4%
         iDine Rewards Network, Inc.(a)...............  4,800      50,976
                                                              -----------
       Computer Software & Services -- 10.5%
         Anteon International Corp.(a)................  2,800      67,200
         Cognizant Technology Solutions Corp.(a)......    700      50,561
         Cognos, Inc. (Canada)(a).....................  4,500     105,525
         Jack Henry & Associates, Inc.................  8,400     101,136
         Manhattan Associates, Inc.(a)................  2,900      68,614
         NetScreen Technologies, Inc.(a)..............  6,000     101,040
         Overture Services, Inc.(a)...................  3,400      92,854
         PEC Solutions, Inc.(a).......................  2,300      68,770
         Pixar, Inc.(a)...............................  1,500      79,485
         Quest Software, Inc.(a)......................  8,700      89,697
         RSA Security, Inc.(a)........................ 13,600      81,464
         SI International, Inc.(a)....................  3,200      34,592
         SRA International, Inc. (Class "A" Stock)(a).  3,800     102,942
         The BISYS Group, Inc.(a).....................  5,400      85,860
         TIBCO Software, Inc.(a)......................  7,010      43,322
         Tier Technologies, Inc.
          (Class "B" Stock)(a)........................  8,650     138,400
                                                              -----------
                                                                1,311,462
                                                              -----------
       Construction -- 0.7%
         Toll Brothers, Inc.(a).......................  4,500      90,900
                                                              -----------
       Consulting -- 3.2%
         Corporate Executive Board Co.(a).............  3,700     118,104
         FTI Consulting, Inc.(a)......................  3,600     144,540
         MAXIMUS, Inc.(a).............................  2,400      62,640
         Websense, Inc.(a)............................  3,700      79,036
                                                              -----------
                                                                  404,320
                                                              -----------
       Containers -- 0.9%
         Crown Cork & Seal Co., Inc.(a)............... 14,800     117,660
                                                              -----------

            COMMON STOCKS                                  Value
                                                  Shares  (Note 2)
            (Continued)                           ------ -----------
            Distribution/Wholesalers -- 1.9%
              Performance Food Group Co.(a)......  3,100 $   105,273
              United Natural Foods, Inc.(a)......  5,200     131,820
                                                         -----------
                                                             237,093
                                                         -----------
            Diversified Manufacturing Operations -- 0.8%
              Kennametal, Inc....................  2,000      68,960
              Playtex Products, Inc.(a)..........  3,000      29,640
                                                         -----------
                                                              98,600
                                                         -----------
            Education -- 2.8%
              Career Education Corp.(a)..........  2,800     112,000
              Corinthian Colleges, Inc.(a).......  4,300     162,798
              University of Phoenix Online(a)....  2,266      81,213
                                                         -----------
                                                             356,011
                                                         -----------
            Electronics -- 7.3%
              Aeroflex, Inc.(a).................. 11,700      80,730
              ATMI, Inc.(a)......................  4,200      77,784
              Brooks-PRI Automation, Inc.(a).....  4,150      47,559
              Cognex Corp.(a)....................  4,662      85,921
              Exar Corp.(a)......................  7,900      97,960
              OmniVision Technologies, Inc.(a)...  5,200      70,564
              OSI Systems, Inc.(a)...............  5,400      91,692
              Plexus Corp.(a)....................  7,000      61,460
              Qlogic Corp.(a)....................  1,300      44,863
              Semtech Corp.(a)...................  5,900      64,428
              Skyworks Solutions, Inc.(a)........  7,000      60,340
              Varian Semiconductor Equipment
               Associates, Inc.(a)...............  2,500      59,402
              Zebra Technologies Corp.
               (Class "A" Stock)(a)..............  1,200      68,760
                                                         -----------
                                                             911,463
                                                         -----------
            Electronic Components -- 1.9%
              Cree, Inc.(a)......................  4,100      67,035
              Cymer, Inc.(a).....................  2,000      64,500
              MKS Instruments, Inc.(a)...........  6,200     101,866
                                                         -----------
                                                             233,401
                                                         -----------
            Entertainment -- 0.8%
              Regal Entertainment Group
               (Class "A" Stock).................  4,400      94,248
                                                         -----------
            Financial Services -- 2.3%
              Affiliated Managers Group, Inc.(a).  1,700      85,510
              Eaton Vance Corp...................  4,200     118,650
              Raymond James Financial, Inc.......  2,700      79,866
                                                         -----------
                                                             284,026
                                                         -----------
            Food & Beverage -- 1.0%
              American Italian Pasta Co.
               (Class "A" Stock)(a)..............  3,400     122,332
                                                         -----------
            Gaming -- 1.3%
              Alliance Gaming Corp.(a)...........  7,100     120,913
              Mandalay Resort Group(a)...........  1,500      45,915
                                                         -----------
                                                             166,828
                                                         -----------
            Health Services -- 2.8%
              DaVita, Inc.(a)....................  2,500      61,675
              First Health Group Corp.(a)........  2,400      58,440

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       COMMON STOCKS                                           Value
                                                      Shares  (Note 2)
       (Continued)                                    ------ -----------
       Health Services (cont'd.)
         Mid Atlantic Medical Services, Inc.(a)......  1,800 $    58,320
         Neurocrine Biosciences, Inc.(a).............  2,000      91,320
         Renal Care Group, Inc.(a)...................  2,700      85,428
                                                             -----------
                                                                 355,183
                                                             -----------
       Hospitals -- 0.4%
         Province Healthcare Co.(a)..................  5,100      49,623
                                                             -----------
       Human Resources -- 0.9%
         Heidrick & Struggles International, Inc.(a).  7,600     111,492
                                                             -----------
       Insurance -- 0.8%
         RenaissanceRe Holdings, Ltd. (Bermuda)......  2,400      95,040
                                                             -----------
       Investment Companies -- 4.4%
         Biotech HOLDRs Trust........................    700      59,192
         Nasdaq-100 Trust (Series "1" Stock)(a)...... 20,300     494,711
                                                             -----------
                                                                 553,903
                                                             -----------
       Leisure Facilities -- 0.3%
         Intrawest Corp. (Canada)....................  2,900      35,960
                                                             -----------
       Media -- 2.4%
         Cumulus Media, Inc. (Class "A" Stock)(a)....  4,000      59,480
         Entravision Communications Corp.
          (Class "A" Stock)(a).......................  5,400      53,892
         Lin TV Corp. (Class "A" Stock)(a)...........  4,400     107,140
         Radio One, Inc. (Class "D" Stock)(a)........  5,600      80,808
                                                             -----------
                                                                 301,320
                                                             -----------
       Medical Products -- 11.6%
         Accredo Health, Inc.(a).....................  2,612      92,073
         Advanced Neuromodulation Systems,
          Inc.(a)....................................  2,100      73,710
         Atrix Laboratories, Inc.(a).................  2,400      36,813
         Bio-Rad Laboratories, Inc.
          (Class "A" Stock)(a).......................  2,100      81,270
         Biosite, Inc.(a)............................  1,800      61,236
         Charles River Laboratories International,
          Inc.(a)....................................  3,000     115,440
         Cooper Cos., Inc. (The).....................  2,100      52,542
         CTI Molecular Imaging, Inc.(a)..............  4,000      98,640
         Enzon Pharmaceuticals, Inc.(a)..............  2,100      35,112
         Gen-Probe, Inc.(a)..........................  2,800      66,637
         IDEXX Laboratories, Inc.(a).................  1,000      32,850
         Integra LifeSciences Holdings(a)............  4,400      77,660
         Martek Biosciences Corp.(a).................  2,300      57,868
         Medicines Co. (The)(a)......................  4,100      65,682
         Mentor Corp.................................  1,500      57,750
         NPS Pharmaceuticals, Inc.(a)................  3,200      80,544
         Scios, Inc.(a)..............................  2,300      74,934
         Techne Corp.(a).............................  1,200      34,282
         Trimeris, Inc.(a)...........................  1,600      68,944
         Varian Medical Systems, Inc.(a).............  2,300     114,080
         Wilson Greatbatch Technologies, Inc.(a).....  2,700      78,840
                                                             -----------
                                                               1,456,907
                                                             -----------

          COMMON STOCKS                                     Value
                                                   Shares  (Note 2)
          (Continued)                              ------ -----------
          Oil & Gas Equipment & Services -- 2.5%
            FMC Technologies, Inc.(a).............  3,200 $    65,376
            Maverick Tube Corp.(a)................  5,400      70,362
            National-Oilwell, Inc.(a).............  3,000      65,520
            Smith International, Inc.(a)..........  3,400     110,908
                                                          -----------
                                                              312,166
                                                          -----------
          Oil & Gas Exploration & Production -- 4.2%
            Evergreen Resources, Inc.(a)..........  2,300     103,155
            Patterson-UTI Energy, Inc.(a).........  4,100     123,697
            Precision Drilling Corp. (Canada)(a)..  3,600     117,144
            Pride International, Inc.(a)..........  6,300      93,870
            Spinnaker Exploration Co.(a)..........  4,000      88,200
                                                          -----------
                                                              526,066
                                                          -----------
          Publishing & Printing -- 0.9%
            McClatchy Co. (Class "A" Stock).......  2,000     113,460
                                                          -----------
          Restaurants -- 2.0%
            California Pizza Kitchen, Inc.(a).....  3,500      88,200
            P. F. Chang's China Bistro, Inc.(a)...  2,200      79,860
            Panera Bread Co. (Class "A" Stock)(a).  2,400      83,544
                                                          -----------
                                                              251,604
                                                          -----------
          Retail -- 6.0%
            Big Lots, Inc.(a).....................  3,800      50,274
            Fred's, Inc. (Class "A" Stock)........  3,300      84,810
            Hollywood Entertainment Corp.(a)......  6,600      99,660
            Linens 'n Things, Inc.(a).............  4,900     110,740
            NBTY, Inc.(a).........................  4,600      80,868
            Pier 1 Imports, Inc...................  4,900      92,757
            Ross Stores, Inc......................  1,400      59,346
            Tuesday Morning Corp.(a)..............  4,700      80,370
            Whole Foods Market, Inc.(a)...........  1,800      94,914
                                                          -----------
                                                              753,739
                                                          -----------
          Telecommunication Equipment -- 1.6%
            Anaren, Inc.(a).......................  8,300      73,040
            Tekelec(a)............................ 11,750     122,788
                                                          -----------
                                                              195,828
                                                          -----------
          Telecommunication Services -- 0.4%
            Boston Communications Group, Inc.(a)..  3,800      48,298
                                                          -----------
          Trucking/Shipping -- 2.9%
            Arkansas Best Corp.(a)................  3,900     101,326
            J.B. Hunt Transport Services, Inc.(a).  3,500     102,550
            UTI Worldwide, Inc. (Virgin Islands)..  2,700      70,875
            Yellow Corp.(a).......................  3,300      83,130
                                                          -----------
                                                              357,881
                                                          -----------
          Waste Management -- 1.1%
            Waste Connections, Inc.(a)............  3,460     133,591
                                                          -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $11,586,808)............................  11,343,869
                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Principal
                                               Amount      Value
            SHORT-TERM                          (000)     (Note 2)
            INVESTMENT -- 11.1%               --------- -----------
            Repurchase Agreement
              State Street Bank & Trust Co.,
               0.75%, 1/2/03(b)
               (cost $1,393,462).............  $1,393   $ 1,393,462
                                                        -----------
            TOTAL INVESTMENTS -- 101.8%
             (cost $12,980,270; Note 6)................  12,737,331
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (1.8)%..........................    (224,273)
                                                        -----------
            NET ASSETS -- 100%......................... $12,513,058
                                                        ===========

The following abbreviation is used in portfolio descriptions:

HOLDRs  Holding Company Depository Receipts

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,393,520 due 1/2/03. The value of the collateral including accrued interest was $1,422,494.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 93.0%                           Value
                                                     Shares    (Note 2)
       COMMON STOCKS -- 84.5%                       --------- -----------
       Austria -- 2.0%
         Erste Bank der oesterreichischen
          Sparkassen AG............................    17,208 $ 1,158,362
                                                              -----------
       Bermuda -- 2.0%
         XL Capital, Ltd. (Class "A" Stock)........    15,300   1,181,925
                                                              -----------
       Brazil -- 1.1%
         Petroleo Brasileiro SA, ADR...............    43,800     654,372
                                                              -----------
       Denmark -- 0.7%
         H. Lundbeck A/S...........................    14,900     395,743
                                                              -----------
       Finland -- 2.0%
         Nokia Oyj (Class "A" Stock)...............    75,239   1,196,115
                                                              -----------
       France -- 8.5%
         NicOx(a)..................................    24,475     359,557
         Sanofi-Synthelabo SA......................    27,500   1,680,915
         TotalFinaElf SA...........................    20,743   2,962,421
                                                              -----------
                                                                5,002,893
                                                              -----------
       Germany -- 1.7%
         Bayerische Motoren Werke (BMW) AG.........    32,490     985,973
                                                              -----------
       Hong Kong -- 8.5%
         ASM Pacific Technology, Ltd...............   460,500     909,382
         Convenience Retail Asia, Ltd.(a).......... 1,996,648     528,070
         Esprit Holdings, Ltd......................   564,688     948,584
         Johnson Electric Holdings, Ltd............ 1,262,400   1,392,167
         Li & Fung, Ltd............................   563,100     534,335
         Techtronic Industries Co., Ltd............   696,000     660,445
                                                              -----------
                                                                4,972,983
                                                              -----------
       Israel -- 0.6%
         Teva Pharmaceutical Industries, Ltd., ADR.     9,400     362,934
                                                              -----------
       Italy -- 7.1%
         Banco Popolare di Verona e Novara Scrl....   105,654   1,178,518
         Tod's SpA.................................    46,748   1,496,657
         UniCredito Italiano SpA...................   377,500   1,509,243
                                                              -----------
                                                                4,184,418
                                                              -----------
       Japan -- 10.5%
         Canon, Inc................................    26,600   1,001,955
         Fuji Television Network, Inc..............       152     612,252
         Nidec Copal Corp..........................    58,800   1,270,498
         NTT DoCoMo, Inc...........................       586   1,081,435
         ORIX Corp.................................     9,900     638,198
         Takeda Chemical Industries, Ltd...........    14,000     585,152
         Tokyo Broadcasting System, Inc............    40,700     511,708
         Tokyo Gas Co., Ltd........................   152,600     478,362
                                                              -----------
                                                                6,179,560
                                                              -----------
       Mexico -- 1.8%
         Grupo Financiero BBVA Bancomer SA de
          CV (Class "B" Stock)(a).................. 1,392,200   1,052,398
                                                              -----------
       Netherlands -- 2.8%
         ASM International NV(a)...................    54,200     699,180
         IHC Caland NV.............................    17,300     913,127
                                                              -----------
                                                                1,612,307
                                                              -----------

         COMMON STOCKS                                       Value
                                                  Shares    (Note 2)
          (Continued)                            --------- -----------
         Norway -- 2.9%
           Gjensidige NOR ASA...................    35,400 $ 1,159,942
           Tanderg ASA(a).......................    92,800     535,816
                                                           -----------
                                                             1,695,758
                                                           -----------
         South Korea -- 5.0%
           Hite Brewery Co., Ltd. (a)...........    14,910     617,243
           Hyundai Mobis........................    23,630     434,327
           Kookmin Credit Card Co., Ltd.........    12,300     299,709
           Samsung Electronics Co., Ltd.........     5,900   1,561,992
                                                           -----------
                                                             2,913,271
                                                           -----------
         Spain -- 4.8%
           Banco Popular Espanol SA.............    39,319   1,607,866
           Gamesa Corporacion Tecnologica SA(a).    73,300   1,200,671
                                                           -----------
                                                             2,808,537
                                                           -----------
         Sweden -- 1.2%
           Securitas AB (Class "B" Stock).......    56,900     679,143
                                                           -----------
         Switzerland -- 4.6%
           Centerpulse AG.......................     4,100     714,619
           Logitech International SA(a).........    19,400     578,761
           Nobel Biocare Holding AG(a)..........    21,700   1,395,196
                                                           -----------
                                                             2,688,576
                                                           -----------
         United Kingdom -- 16.7%
           AstraZeneca PLC......................     7,400     264,474
           Capita Group PLC.....................   479,316   1,909,834
           COLT Telecom Group PLC(a)............   413,300     302,744
           NDS Group PLC ADR(a).................    43,400     329,840
           Pearson PLC..........................   121,444   1,123,220
           Reckitt Benckiser PLC................    31,816     617,208
           Reed Elsevier PLC....................   115,100     985,793
           Smith & Nephew PLC...................    99,000     606,441
           Tesco PLC............................   456,613   1,426,095
           Vodafone Group PLC................... 1,209,400   2,204,991
                                                           -----------
                                                             9,770,640
                                                           -----------
         TOTAL COMMON STOCKS
          (cost $52,617,437)..............................  49,495,908
                                                           -----------
         PREFERRED STOCKS -- 6.4%
         Germany
           Porsche AG...........................     5,661   2,352,369
           Wella AG.............................    23,011   1,376,346
                                                           -----------
                                                             3,728,715
                                                           -----------
         TOTAL PREFERRED STOCKS
          (cost $3,369,380)...............................   3,728,715
                                                           -----------
         RIGHTS -- 2.1%
         Spain
           Telefonica SA (cost $1,280,139)......   137,300   1,228,957
                                                           -----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $57,266,956)..............................  54,453,580
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

             -------------------------------------------------------
             SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


SHORT-TERM                                                                 Value
                                                                Shares    (Note 2)
INVESTMENT -- 6.4%                                             --------- -----------
Mutual Fund
Prudential Core Investment Fund -- Taxable Money
 Market Series (cost $3,762,241; Note 4)...................... 3,762,241 $ 3,762,241
                                                                         -----------
TOTAL INVESTMENTS -- 99.4% (cost $61,029,197; Note 6)...................  58,215,821
                                                                         -----------
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(b)........       2,546
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...........................     356,620
                                                                         -----------
NET ASSETS -- 100.0%.................................................... $58,574,987
                                                                         ===========

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2002 was as follows:

Consumer Discretionary........................................  19.4%
Financials....................................................  16.7%
Information Technology........................................  12.6%
Healthcare....................................................  10.9%
Industrials...................................................   8.3%
Telecommunication Services....................................   8.2%
Consumer Staples..............................................   7.8%
Mutual Funds..................................................   6.4%
Energy........................................................   6.2%
Utilities.....................................................   2.9%
                                                               -----
                                                                99.4%
Forward foreign currency contracts............................    --
Other assets in excess of liabilities.........................   0.6%
                                                               -----
                                                               100.0%
                                                               =====

The following abbreviations are used in the portfolio descriptions:

    ADR American Depository Receipt

(a) Non-income producing security.

(b) Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                         Value          Value at       Unrealized
Forward Foreign Currency Contract   Settlement Date December 31, 2002 Appreciation
----------------------------------  --------------- ----------------- ------------
Purchased:
  Euro expiring 1/2/03                 $191,699         $192,940         $1,241
  Pound Sterling expiring 1/2/03        253,792          254,688            896
  Hong Kong Dollar expiring 1/2/03      169,709          169,715              6
  Swedish Krona expiring 1/2/03          43,302           43,705            403
                                                                         ------
                                                                         $2,546
                                                                         ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


 LONG-TERM INVESTMENTS -- 99.7%                                        Value
                                                              Shares  (Note 2)
 COMMON STOCKS                                                ------ ----------
 Advertising -- 0.3%
  Getty Images, Inc.(a)......................................  1,700 $   51,935
  Lamar Advertising Co.(a)...................................  2,300     77,395
                                                                     ----------
                                                                        129,330
                                                                     ----------
 Aerospace/Defense -- 2.5%
  Lockheed Martin Corp.......................................  7,200    415,800
  Northrop Grumman Corp......................................  3,700    358,900
  Raytheon Co................................................  2,900     89,175
  United Technologies Corp...................................  1,300     80,522
                                                                     ----------
                                                                        944,397
                                                                     ----------
 Airlines -- 0.2%
  Delta Airlines, Inc........................................    700      8,470
  Northwest Airlines Corp. (Class "A" Stock)(a)..............  6,000     44,040
  Southwest Airlines Co......................................  2,200     30,580
                                                                     ----------
                                                                         83,090
                                                                     ----------
 Apparel -- 0.1%
  Tropical Sportswear Int'l Corp.(a).........................  2,500     22,425
                                                                     ----------
 Appliances & Home Furnishings -- 0.7%
  American Standard Cos., Inc.(a)............................  2,400    170,736
  Applica, Inc.(a)...........................................  3,600     18,000
  Whirlpool Corp.............................................  1,400     73,108
                                                                     ----------
                                                                        261,844
                                                                     ----------
 Automobiles & Trucks -- 1.2%
  General Motors Corp........................................  4,600    169,556
  Keystone Automotive Industries, Inc.(a)....................  2,800     42,056
  Navistar International Corp.(a)............................ 10,000    243,100
                                                                     ----------
                                                                        454,712
                                                                     ----------
 Banks and Savings & Loans -- 12.8%
  Bank of America Corp....................................... 18,200  1,266,174
  Bank One Corp.............................................. 19,400    709,070
  Commerce Bancorp, Inc......................................  1,500     64,785
  Fifth Third Bancorp........................................  3,300    193,215
  FleetBoston Financial Corp................................. 16,418    398,957
  Golden West Financial Corp.................................  2,400    172,344
  Huntington Bancshares, Inc.................................  8,100    151,551
  Sovereign Bancorp, Inc..................................... 28,700    403,235
  U.S. Bancorp............................................... 12,000    254,640
  Wachovia Corp.............................................. 22,900    834,476
  Wells Fargo & Co...........................................  9,400    440,578
                                                                     ----------
                                                                      4,889,025
                                                                     ----------
 Chemicals -- 3.5%
  Dow Chemical Co. (The).....................................  9,300    276,210
  E.I. du Pont de Nemours & Co...............................    300     12,720
  Engelhard Corp.............................................  2,100     46,935
  Georgia Gulf Corp..........................................  1,600     37,024
  Lyondell Chemical Co....................................... 19,800    250,272
  Millennium Chemicals, Inc.................................. 22,400    213,248
  PPG Industries, Inc........................................  1,900     95,285
  Praxair, Inc...............................................  7,200    415,944
                                                                     ----------
                                                                      1,347,638
                                                                     ----------
 Commercial Services -- 0.7%
  ChoicePoint, Inc.(a).......................................  3,000    118,470
  First Data Corp............................................  2,400     84,984

 COMMON STOCKS                                                         Value
                                                              Shares  (Note 2)
 (Continued)                                                  ------ ----------
 Commercial Services (cont'd.)
  Paychex, Inc...............................................  2,800 $   78,120
                                                                     ----------
                                                                        281,574
                                                                     ----------
 Construction & Housing -- 1.5%
  Centex Corp................................................  3,500    175,700
  Masco Corp.................................................  3,800     79,990
  Pulte Homes, Inc...........................................  2,100    100,527
  SCP Pool Corp.(a)..........................................  8,000    233,600
                                                                     ----------
                                                                        589,817
                                                                     ----------
 Consumer Services -- 1.7%
  Avery Dennison Corp........................................  4,900    299,292
  McDonald's Corp............................................ 22,200    356,976
                                                                     ----------
                                                                        656,268
                                                                     ----------
 Containers -- 1.1%
  Pactiv Corp.(a)............................................ 19,300    421,898
                                                                     ----------
 Diversified Consumer Products -- 3.1%
  Colgate-Palmolive Co.......................................  2,000    104,860
  Gillette Co................................................  7,400    224,664
  Philip Morris Cos., Inc.................................... 10,900    441,777
  Procter & Gamble Co........................................  4,800    412,512
                                                                     ----------
                                                                      1,183,813
                                                                     ----------
 Diversified Operations -- 2.6%
  3M Co......................................................  1,700    209,610
  Albany International Corp. (Class "A" Stock)...............  6,400    132,224
  Honeywell International, Inc...............................    600     14,400
  Illinois Tool Works, Inc...................................  3,200    207,552
  Pentair, Inc...............................................  6,800    234,940
  Snap-on, Inc...............................................  7,300    205,203
                                                                     ----------
                                                                      1,003,929
                                                                     ----------
 Drugs & Medical Supplies -- 3.0%
  Abbott Laboratories........................................  2,700    108,000
  Bristol-Myers Squibb Co....................................  8,800    203,720
  McKesson Corp..............................................  2,700     72,981
  Merck & Co., Inc...........................................  8,600    486,846
  Schering-Plough Corp....................................... 11,600    257,520
  Wyeth......................................................    700     26,180
                                                                     ----------
                                                                      1,155,247
                                                                     ----------
 Electronics -- 1.2%
  Agere Systems, Inc. (Class "A" Stock)(a)................... 12,900     18,576
  Avnet, Inc.(a).............................................  8,600     93,138
  Broadcom Corp. (Class "A" Stock)(a)........................  1,000     15,060
  Micron Technology, Inc.(a)................................. 16,700    162,658
  Texas Instruments, Inc..................................... 11,500    172,615
                                                                     ----------
                                                                        462,047
                                                                     ----------
 Financial Services -- 11.2%
  Citigroup, Inc............................................. 41,994  1,477,769
  Federal Agricultural Mortgage Corp. (Class "C" Stock)(a)...    400     12,256
  Federal Home Loan Mortgage Corp............................  3,300    194,865
  Goldman Sachs Group, Inc...................................  2,000    136,200
  Household International, Inc...............................  3,600    100,116
  J.P. Morgan Chase & Co..................................... 25,600    614,400
  Lehman Brothers Holdings, Inc..............................  3,700    197,173

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        COMMON STOCKS                                          Value
                                                      Shares  (Note 2)
        (Continued)                                   ------ -----------
        Financial Services (cont'd.)
          MBIA, Inc..................................  6,800 $   298,248
          MBNA Corp..................................  3,150      59,913
          Merrill Lynch & Co., Inc................... 11,900     451,605
          Morgan Stanley............................. 13,400     534,928
          Radian Group, Inc..........................  5,000     185,750
          Stilwell Financial, Inc....................  2,800      36,596
                                                             -----------
                                                               4,299,819
                                                             -----------
        Food & Beverage -- 1.6%
          Dean Foods Co.(a).......................... 10,000     371,000
          Hershey Foods Corp.........................    400      26,976
          Hormel Foods Corp..........................    800      18,664
          Kraft Foods, Inc. (Class "A" Stock)........  5,100     198,543
                                                             -----------
                                                                 615,183
                                                             -----------
        Healthcare Service -- 0.8%
          HCA, Inc...................................  1,800      74,700
          HEALTHSOUTH Corp.(a).......................  8,900      37,380
          UnitedHealth Group, Inc....................  2,100     175,350
                                                             -----------
                                                                 287,430
                                                             -----------
        Index Fund -- 4.5%
          iShares Russell 1000 Value Index Fund...... 37,400   1,722,270
                                                             -----------
        Industrial Technology -- 0.6%
          Kennametal, Inc............................  1,400      48,272
          Parker-Hannifin Corp.......................  3,600     166,068
                                                             -----------
                                                                 214,340
                                                             -----------
        Insurance -- 5.9%
          Allstate Corp.............................. 14,200     525,258
          AMBAC Financial Group, Inc.................  1,050      59,052
          American International Group, Inc.......... 20,000   1,157,000
          Hartford Financial Services Group, Inc.....  2,600     118,118
          MetLife, Inc...............................  5,600     151,424
          Old Republic International Corp............  5,600     156,800
          Travelers Property Casualty Corp.
           (Class "A" Stock)(a)......................  3,037      44,492
          Travelers Property Casualty Corp.
           (Class "B" Stock)(a)......................  3,363      49,268
                                                             -----------
                                                               2,261,412
                                                             -----------
        Leisure -- 0.2%
          Harrah's Entertainment, Inc.(a)............  2,000      79,200
                                                             -----------
        Machinery -- 0.2%
          AGCO Corp.(a)..............................  3,500      77,350
                                                             -----------
        Media -- 5.2%
          AOL Time Warner, Inc.(a)................... 22,600     296,060
          Cablevision Systems New York Group
           (Class "A" Stock)(a)......................  7,000     117,180
          Clear Channel Communications, Inc.(a)......  9,300     346,797
          Comcast Corp. (Class "A" Stock)(a)......... 13,037     307,282
          Comcast Corp. (Special Class "A" Stock)(a).  8,300     187,497
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)......................  6,400     165,952
          Liberty Media Corp. (Class "A" Stock)(a)...  9,300      83,142
          Omnicom Group, Inc.........................  3,000     193,800
          Viacom, Inc. (Class "B" Stock)(a)..........  7,300     297,548
                                                             -----------
                                                               1,995,258
                                                             -----------

       COMMON STOCKS                                           Value
                                                      Shares  (Note 2)
       (Continued)                                    ------ -----------
       Metal & Minerals -- 1.6%
         Alcan, Inc. (Canada)........................  6,400 $   188,928
         Alcoa, Inc..................................  6,100     138,958
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a).......................  3,500      58,730
         Phelps Dodge Corp.(a).......................  7,300     231,045
                                                             -----------
                                                                 617,661
                                                             -----------
       Oil & Gas -- 10.4%
         ChevronTexaco Corp.......................... 12,764     848,551
         ConocoPhillips.............................. 10,099     488,690
         Equitable Resources, Inc....................  4,000     140,160
         Exxon Mobil Corp............................ 57,500   2,009,050
         Sempra Energy............................... 18,300     432,795
         Smith International, Inc.(a)................    600      19,572
         Suncor Energy, Inc..........................  2,400      37,608
                                                             -----------
                                                               3,976,426
                                                             -----------
       Real Estate Investment Trust -- 1.0%
         Apartment Investment & Management Co.
          (Class "A" Stock)..........................  4,300     161,164
         Equity Office Properties Trust..............  6,100     152,378
         Equity Residential..........................  3,300      81,114
                                                             -----------
                                                                 394,656
                                                             -----------
       Retail -- 3.6%
         Big Lots, Inc.(a)...........................  4,100      54,243
         Borders Group, Inc.(a)......................  4,600      74,060
         CDW Computer Centers, Inc.(a)...............  1,500      65,775
         CVS Corp.................................... 16,300     407,011
         Limited Brands.............................. 17,900     249,347
         Lowe's Cos., Inc............................  2,100      78,750
         Office Depot, Inc.(a).......................  6,400      94,464
         PETCO Animal Supplies, Inc.(a)..............  2,100      49,222
         Safeway, Inc.(a)............................  6,200     144,832
         Saks, Inc.(a)...............................  5,900      69,266
         Too, Inc.(a)................................  4,400     103,488
                                                             -----------
                                                               1,390,458
                                                             -----------
       Technology -- 1.5%
         Apple Computer, Inc.(a).....................  4,900      70,217
         Dell Computer Corp.(a)......................    700      18,718
         EMC Corp.(a)................................ 10,100      62,014
         Ingram Micro, Inc. (Class "A" Stock)(a)..... 11,200     138,320
         InterCept, Inc.(a)..........................  3,000      50,793
         International Business Machines Corp. (IBM).  2,600     201,500
         Millipore Corp.(a)..........................    700      23,800
                                                             -----------
                                                                 565,362
                                                             -----------
       Telecommunications -- 7.9%
         ALLTEL Corp.................................    400      20,400
         AT&T Corp...................................  8,060     210,447
         AT&T Wireless Services, Inc.(a)............. 23,100     130,515
         BellSouth Corp.............................. 22,700     587,249
         Motorola, Inc............................... 13,300     115,045
         Qwest Communications International, Inc.(a). 18,300      91,500
         SBC Communications, Inc..................... 30,700     832,277
         Verizon Communications, Inc................. 26,600   1,030,750
                                                             -----------
                                                               3,018,183
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002

                 COMMON STOCKS                        Value
                                             Shares  (Note 2)
                 (Continued)                 ------ ----------
                 Transportation -- 0.9%
                   CSX Corp.................    700 $   19,817
                   FedEx Corp...............  1,800     97,596
                   Kansas City Southern(a)..  3,900     46,800
                   Union Pacific Corp.......  3,000    179,610
                                                    ----------
                                                       343,823
                                                    ----------
                 Utility--Electric -- 5.8%
                   Ameren Corp..............  8,600    357,502
                   Dominion Resources, Inc..  7,600    417,240
                   Entergy Corp.............    200      9,118
                   FirstEnergy Corp......... 11,600    382,452
                   FPL Group, Inc...........  6,500    390,845
                   KeySpan Corp.............  2,900    102,196
                   Kinder Morgan, Inc.......  5,500    232,485
                   Northeast Utilities......  4,900     74,333
                   Southern Co..............  9,400    266,866
                                                    ----------
                                                     2,233,037
                                                    ----------

            COMMON STOCKS                                 Value
                                              Shares     (Note 2)
            (Continued)                      --------- -----------
            Waste Management -- 0.6%
              Republic Services, Inc.(a)....   10,000  $   209,800
                                                       -----------
            TOTAL LONG-TERM INVESTMENTS
             (cost $42,592,170).......................  38,188,722
                                                       -----------

                                             Principal
                                              Amount
            SHORT-TERM                         (000)
            INVESTMENT -- 0.3%               ---------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement,
               0.75%, 1/2/03(b)
               (cost $135,982)..............  $   136      135,982
                                                       -----------
            TOTAL INVESTMENTS -- 100.0%
             (cost $42,728,152; Note 6)...............  38,324,704
            LIABILITIES IN EXCESS OF OTHER ASSETS.....      (5,270)
                                                       -----------
            NET ASSETS -- 100%........................ $38,319,434
                                                       ===========

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, Repurchase price $135,987 due 1/2/03. The value of the collateral including accrued interest was $141,936.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B83

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



       LONG-TERM INVESTMENTS -- 98.3%                            Value
                                                         Shares (Note 2)
       COMMON STOCKS                                     ------ --------
       Advertising -- 0.7%
         Lamar Advertising Co.(a).......................  1,910 $ 64,271
                                                                --------
       Banks and Savings & Loans -- 1.9%
         Bank of America Corp...........................    750   52,178
         Mellon Financial Corp..........................  4,950  129,244
                                                                --------
                                                                 181,422
                                                                --------
       Chemicals -- 0.8%
         Lyondell Chemical Co...........................    700    8,848
         Praxair, Inc...................................  1,080   62,392
                                                                --------
                                                                  71,240
                                                                --------
       Commercial Services -- 0.7%
         ARAMARK Corp. (Class "B" Stock)(a).............  2,560   60,160
         Concord EFS, Inc.(a)...........................    430    6,768
                                                                --------
                                                                  66,928
                                                                --------
       Computers -- 1.4%
         Dell Computer Corp.(a).........................  2,100   56,154
         International Business Machines Corp. (IBM)....    930   72,075
                                                                --------
                                                                 128,229
                                                                --------
       Computer Services -- 8.1%
         Affiliated Computer Services, Inc. (Class "A"
          Stock)(a).....................................  1,940  102,141
         BISYS Group, Inc.(a) (The).....................  3,170   50,403
         DST Systems, Inc.(a)...........................    220    7,821
         Microsoft Corp.(a).............................  4,053  209,540
         Oracle Corp.(a)................................ 16,409  177,217
         PeopleSoft, Inc.(a)............................  4,100   75,030
         SunGard Data Systems, Inc.(a)..................  2,300   54,188
         VERITAS Software Corp.(a)......................  4,846   75,695
                                                                --------
                                                                 752,035
                                                                --------
       Consulting -- 0.6%
         Accenture, Ltd. (Class "A" Stock) (Bermuda)(a).  2,860   51,451
                                                                --------
       Containers & Packaging -- 1.0%
         Owens-Illinois, Inc.(a)........................  4,560   66,485
         Smurfit-Stone Container Corp.(a)...............  1,900   29,243
                                                                --------
                                                                  95,728
                                                                --------
       Cosmetics/Toiletries -- 0.5%
         Avon Products, Inc.............................    490   26,396
         Kimberly-Clark Corp............................    400   18,988
                                                                --------
                                                                  45,384
                                                                --------
       Data Processing -- 1.5%
         Automatic Data Processing, Inc.................  1,940   76,145
         First Data Corp................................  1,830   64,800
                                                                --------
                                                                 140,945
                                                                --------
       Diversified Manufacturing Operations -- 3.5%
         Danaher Corp...................................  1,020   67,014
         General Electric Co............................  5,390  131,247
         Illinois Tool Works, Inc.......................    690   44,753
         Tyco International, Ltd........................  4,910   83,863
                                                                --------
                                                                 326,877
                                                                --------

      COMMON STOCKS                                              Value
                                                        Shares  (Note 2)
      (Continued)                                       ------ ----------
      Drugs & Medical Supplies -- 14.3%
        Abbott Laboratories............................  1,480 $   59,200
        Alcon, Inc. (Switzerland)(a)...................    330     13,019
        Amgen, Inc.(a).................................  1,180     57,041
        Aventis SA (France)............................  1,080     58,704
        Baxter International, Inc......................  1,741     48,748
        Eli Lilly & Co.................................  2,964    188,214
        Express Scripts, Inc. (Class "A" Stock)(a).....    330     15,853
        Forest Laboratories, Inc.(a)...................    640     62,861
        Genzyme Corp.(a)...............................  1,629     48,170
        Johnson & Johnson..............................  2,540    136,423
        MedImmune, Inc.(a).............................    970     26,355
        Merck & Co., Inc...............................  1,970    111,522
        Pfizer, Inc.................................... 10,700    327,099
        Pharmacia Corp.................................  1,170     48,906
        Schering-Plough Corp...........................  4,675    103,785
        Wyeth..........................................    750     28,050
                                                               ----------
                                                                1,333,950
                                                               ----------
      Electronic Components -- 0.9%
        Applied Micro Circuits Corp.(a)................  2,100      7,749
        Cadence Design Systems, Inc.(a)................  2,240     26,410
        Intel Corp.....................................  1,750     27,247
        Texas Instruments, Inc.........................  1,550     23,266
                                                               ----------
                                                                   84,672
                                                               ----------
      Financial Services -- 9.5%
        Citigroup, Inc.................................  6,319    222,366
        FleetBoston Financial Corp.....................  4,570    111,051
        Freddie Mac....................................  3,100    183,055
        Goldman Sachs Group, Inc.......................    870     59,247
        Merrill Lynch & Co., Inc.......................  4,930    187,094
        Morgan Stanley Dean Witter & Co................  2,220     88,622
        SLM Corp.......................................    370     38,428
                                                               ----------
                                                                  889,863
                                                               ----------
      Food & Beverage -- 0.8%
        PepsiCo, Inc...................................  1,810     76,418
                                                               ----------
      Gas Pipelines -- 0.3%
        National Fuel Gas Co...........................  1,300     26,949
                                                               ----------
      Insurance -- 6.9%
        ACE, Ltd. (Cayman Islands).....................  2,150     63,081
        Allstate Corp..................................  1,680     62,143
        American International Group, Inc..............  1,000     57,850
        Arthur J. Gallagher & Co.......................  1,070     31,437
        CIGNA Corp.....................................    280     11,514
        Hartford Financial Services Group, Inc.........  3,168    143,922
        MetLife, Inc...................................    900     24,336
        Nationwide Financial Services, Inc. (Class "A"
         Stock)........................................  1,870     53,575
        SAFECO Corp....................................    395     13,695
        Travelers Property Casualty Corp. (Class "A"
         Stock)(a).....................................  6,946    101,759
        UnumProvident Corp.............................    900     15,786
        XL Capital, Ltd. (Class "A" Stock) (Bermuda)...    830     64,117
                                                               ----------
                                                                  643,215
                                                               ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B84

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        COMMON STOCKS                                          Value
                                                      Shares  (Note 2)
        (Continued)                                   ------ ----------
        Internet -- 0.4%
          Check Point Software Technologies, Ltd.
           (Israel)(a)...............................    450 $    5,837
          Network Associates, Inc.(a)................  1,030     16,573
          Symantec Corp.(a)..........................    430     17,419
                                                             ----------
                                                                 39,829
                                                             ----------
        Leisure -- 1.1%
          Hilton Hotels Corp.........................  2,765     35,143
          Starwood Hotels & Resorts Worldwide, Inc...  2,900     68,846
                                                             ----------
                                                                103,989
                                                             ----------
        Machinery -- 0.5%
          Deere & Co.................................    970     44,475
                                                             ----------
        Media -- 7.9%
          AOL Time Warner, Inc.(a)...................  4,120     53,972
          Clear Channel Communications, Inc.(a)......  1,610     60,037
          Comcast Corp. (Class "A" Stock)(a).........  1,319     31,089
          Comcast Corp. (Special Class "A" Stock)(a).  6,220    140,510
          Fox Entertainment Group, Inc. (Class "A"
           Stock)(a).................................    860     22,300
          New York Times Co. (Class "A" Stock).......  1,070     48,931
          Viacom, Inc. (Class "B" Stock)(a)..........  7,100    289,396
          Walt Disney Co.............................  4,260     69,480
          Westwood One, Inc.(a)......................    700     26,152
                                                             ----------
                                                                741,867
                                                             ----------
        Metals -- 1.4%
          Alcan, Inc. (Canada).......................    830     24,502
          Alcoa, Inc.................................  4,450    101,371
          Phelps Dodge Corp.(a)......................    200      6,330
                                                             ----------
                                                                132,203
                                                             ----------
        Motorcycles -- 0.6%
          Harley-Davidson, Inc.......................  1,290     59,598
                                                             ----------
        Networking Products -- 1.4%
          Cisco Systems, Inc.(a).....................  9,720    127,332
                                                             ----------
        Oil - Exploration & Production -- 7.6%
          Apache Corp................................  1,153     65,709
          ConocoPhillips.............................  1,000     48,390
          Devon Energy Corp..........................  2,950    135,405
          GlobalSantaFe Corp.........................  3,550     86,336
          NiSource, Inc..............................  8,090    161,800
          Noble Corp. (Cayman Islands)(a)............  3,420    120,213
          Occidental Petroleum Corp..................  3,200     91,040
                                                             ----------
                                                                708,893
                                                             ----------
        Oil & Gas Services -- 2.9%
          BJ Services Co.(a).........................  1,820     58,804
          Calpine Corp.(a)........................... 23,940     78,045
          Cooper Cameron Corp.(a)....................  1,560     77,719
          Schlumberger, Ltd. (Netherlands)...........  1,260     53,033
                                                             ----------
                                                                267,601
                                                             ----------
        Paper & Forest Products -- 0.8%
          Bowater, Inc...............................  1,760     73,832
                                                             ----------

       COMMON STOCKS                                             Value
                                                        Shares  (Note 2)
       (Continued)                                      ------ ----------
       Restaurants -- 1.0%
         Brinker International, Inc.(a)................  1,160 $   37,410
         McDonald's Corp...............................  2,750     44,220
         Outback Steakhouse, Inc.......................    440     15,154
                                                               ----------
                                                                   96,784
                                                               ----------
       Retail -- 9.0%
         Best Buy Co., Inc.(a).........................    160      3,864
         Home Depot, Inc...............................  4,980    119,321
         Kohl's Corp.(a)...............................    860     48,117
         Kroger Co.(a).................................  8,130    125,608
         Limited Brands................................  1,800     25,074
         Lowe's Cos., Inc..............................    530     19,875
         May Department Stores Co......................  1,100     25,278
         NIKE, Inc. (Class "B" Stock)..................    110      4,892
         Reebok International, Ltd.(a).................    520     15,288
         Safeway, Inc.(a)..............................  2,040     47,654
         Sears, Roebuck & Co...........................  7,940    190,163
         Target Corp...................................  1,960     58,800
         The Gap, Inc..................................  2,560     39,731
         Wal-Mart Stores, Inc..........................  2,370    119,709
                                                               ----------
                                                                  843,374
                                                               ----------
       Semiconductors -- 1.2%
         Analog Devices, Inc.(a).......................  2,370     56,572
         Linear Technology Corp........................  1,180     30,350
         Maxim Integrated Products, Inc................    860     28,414
                                                               ----------
                                                                  115,336
                                                               ----------
       Telecommunications -- 7.9%
         Advanced Fibre Communications, Inc.(a)........  2,670     44,536
         AT&T Corp.....................................  2,570     67,103
         AT&T Wireless Services, Inc.(a)............... 36,430    205,829
         EchoStar Communications Corp. (Class "A"
          Stock)(a)....................................  2,220     49,417
         Motorola, Inc.................................  6,420     55,533
         Partner Communications Co. Ltd., ADR
          (Israel)(a)..................................  3,765     13,366
         Telephone and Data Systems, Inc...............  2,660    125,073
         Verizon Communications, Inc...................  4,670    180,962
         Winstar Communications, Inc.(a)...............    930          1
                                                               ----------
                                                                  741,820
                                                               ----------
       Trucking/Shipping -- 0.6%
         FedEx Corp....................................    400     21,688
         United Parcel Service, Inc. (Class "B" Stock).    480     30,278
                                                               ----------
                                                                   51,966
                                                               ----------
       Utilities - Electric -- 0.6%
         TXU Corp......................................  2,860     53,425
                                                               ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $9,275,006).....................................  9,181,901
                                                               ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B85

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                   Principal
                                                    Amount     Value
        SHORT-TERM                                   (000)    (Note 2)
        INVESTMENT  -- 3.5%                        --------- ----------
        Repurchase Agreement
          State Street Bank & Trust Co.
           Repurchase Agreement, 0.75%, 1/2/03(b)
           (cost $322,542)........................   $323    $  322,542
        TOTAL INVESTMENTS -- 101.8%
         (cost $9,597,548; Note 6)..........................  9,504,443
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.8)%...................................   (163,781)
                                                             ----------
        NET ASSETS -- 100%.................................. $9,340,662
                                                             ==========

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $322,556 due 1/2/03. The value of the collateral including accrued interest was $331,758.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B86

                          ----------------------------
                          SP MID-CAP GROWTH PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



        LONG-TERM INVESTMENTS -- 93.1%                         Value
                                                      Shares  (Note 2)
        COMMON STOCKS                                 ------ -----------
        Aerospace/Defense -- 3.7%
          Alliant Techsystems, Inc.(a)...............  3,300 $   205,755
          General Dynamics Corp......................  2,000     158,740
          L-3 Communications Holdings Corp.(a).......  7,100     318,861
                                                             -----------
                                                                 683,356
                                                             -----------
        Apparel -- 1.2%
          Coach, Inc.(a).............................  6,600     217,272
                                                             -----------
        Automobiles & Trucks -- 1.5%
          Lear Corp.(a)..............................  8,000     266,240
                                                             -----------
        Banks -- 2.0%
          North Fork Bancorp., Inc................... 10,600     357,644
                                                             -----------
        Building & Construction -- 1.5%
          KB HOME....................................  6,400     274,240
                                                             -----------
        Commercial Services -- 3.9%
          Ticketmaster (Class "B" Stock)(a).......... 15,000     318,300
          Weight Watchers International, Inc.(a).....  8,600     395,342
                                                             -----------
                                                                 713,642
                                                             -----------
        Computers -- 1.0%
          Western Digital Corp.(a)................... 27,500     175,725
                                                             -----------
        Computer Services -- 1.3%
          Cognizant Technology Solutions Corp.(a)....  3,300     238,359
                                                             -----------
        Computers & Peripherals -- 2.0%
          Lexmark International, Inc.(a).............  6,200     375,100
                                                             -----------
        Drugs & Medical Supplies -- 8.2%
          Boston Scientific Corp.(a)................. 10,300     437,956
          Charles River Laboratories International,
           Inc.(a)...................................  4,800     184,704
          Forest Laboratories, Inc.(a)...............  2,000     196,440
          Gilead Sciences, Inc.(a)...................  9,500     323,000
          Patterson Dental Co.(a)....................  4,000     174,960
          Zimmer Holdings, Inc.(a)...................  4,500     186,840
                                                             -----------
                                                               1,503,900
                                                             -----------
        Engineering -- 1.0%
          Jacobs Engineering Group, Inc.(a)..........  5,300     188,680
                                                             -----------
        Financial Services -- 4.2%
          Moody's Corp...............................  8,800     363,352
          SLM Corp...................................  3,900     405,054
                                                             -----------
                                                                 768,406
                                                             -----------
        Food & Beverage -- 2.4%
          Whole Foods Market, Inc.(a)................  8,300     437,659
                                                             -----------
        Healthcare Services -- 7.4%
          Aetna, Inc.................................  6,500     267,280
          Quest Diagnostics, Inc.(a).................  5,500     312,950
          Triad Hospitals, Inc.(a)...................  9,800     292,334
          UnitedHealth Group, Inc....................  3,800     317,300
          Universal Health Services, Inc. (Class "B"
           Stock)(a).................................  3,500     157,850
                                                             -----------
                                                               1,347,714
                                                             -----------
        Home Furnishings -- 0.6%
          Furniture Brands International, Inc.(a)....  4,300     102,555
                                                             -----------
        Insurance -- 2.3%
          Brown & Brown, Inc......................... 13,000     420,160
                                                             -----------

         COMMON STOCKS                                       Value
                                                    Shares  (Note 2)
         (Continued)                                ------ -----------
         Internet -- 4.1%
           eBay, Inc.(a)...........................  5,400 $   366,228
           Expedia, Inc. (Class "A" Stock)(a)......  2,900     194,098
           Symantec Corp.(a).......................  4,900     198,499
                                                           -----------
                                                               758,825
                                                           -----------
         Leisure -- 7.7%
           GTECH Holdings Corp.(a).................  9,000     250,740
           Harrah's Entertainment, Inc.(a).........  9,200     364,320
           International Game Technology(a)........  5,300     402,376
           MGM MIRAGE(a)........................... 11,600     382,452
                                                           -----------
                                                             1,399,888
                                                           -----------
         Media -- 1.1%
           Westwood One, Inc.(a)...................  5,300     198,008
                                                           -----------
         Motorcycles -- 1.5%
           Harley-Davidson, Inc....................  6,000     277,200
                                                           -----------
         Networking Products -- 3.0%
           Cisco Systems, Inc.(a).................. 27,500     360,250
           Foundry Networks, Inc.(a)............... 28,000     197,120
                                                           -----------
                                                               557,370
                                                           -----------
         Oil & Gas Exploration & Production -- 2.8%
           Apache Corp.............................  3,500     199,465
           Pioneer Natural Resources Co.(a)........  7,200     181,800
           Pogo Producing Co.......................  3,600     134,100
                                                           -----------
                                                               515,365
                                                           -----------
         Restaurants -- 3.4%
           Brinker International, Inc.(a).......... 13,300     428,925
           CBRL Group, Inc.........................  6,400     192,832
                                                           -----------
                                                               621,757
                                                           -----------
         Retail -- 8.4%
           Amazon.com, Inc.(a)..................... 17,000     321,130
           Chico's FAS, Inc.(a)....................  9,000     170,190
           Dollar Tree Stores, Inc.(a)............. 12,100     297,297
           Krispy Kreme Doughnuts, Inc.(a)......... 10,800     364,716
           Office Depot, Inc.(a)................... 25,500     376,380
                                                           -----------
                                                             1,529,713
                                                           -----------
         Schools -- 4.7%
           Apollo Group, Inc. (Class "A" Stock)(a).  9,300     409,200
           ITT Educational Services, Inc.(a)....... 19,500     459,225
                                                           -----------
                                                               868,425
                                                           -----------
         Semiconductors -- 0.9%
           Cree, Inc.(a)...........................  9,800     160,230
                                                           -----------
         Software -- 6.2%
           Electronic Arts, Inc.(a)................  5,800     288,666
           Intuit, Inc.(a).........................  7,000     328,440
           J.D. Edwards & Co.(a)................... 26,000     293,280
           Pixar, Inc.(a)..........................  4,100     217,259
                                                           -----------
                                                             1,127,645
                                                           -----------
         Telecommunications -- 3.5%
           Nextel Communications, Inc. (Class "A"
            Stock)(a).............................. 24,500     282,975
           QUALCOMM, Inc.(a)....................... 10,000     363,900
                                                           -----------
                                                               646,875
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B87

                    ----------------------------------------
                    SP MID-CAP GROWTH PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- -----------
   Transport Services -- 1.6%
    Ryder System, Inc................................   12,700  $   284,988
                                                                -----------
   TOTAL LONG-TERM INVESTMENTS (cost $17,430,504)..............  17,016,941
                                                                -----------

                                                      Principal
                                                       Amount
                                                        (000)
   SHORT-TERM INVESTMENT -- 11.3%                     ---------
   Repurchase Agreement
   State Street Bank & Trust Co. Repurchase
    Agreement, 0.75%, 1/2/03(b) (cost $2,063,177)....  $ 2,063    2,063,177
   TOTAL INVESTMENTS -- 104.4% (cost $19,493,681; Note 6)......  19,080,118
   LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.4)%.............    (809,907)
                                                                -----------
   NET ASSETS -- 100%.......................................... $18,270,211
                                                                ===========

(a) Non-income producing security.

(b) State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,063,263 due 1/2/03. The value of the collateral including accrued interest was $2,106,967.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B88

                         ------------------------------
                         SP PIMCO HIGH YIELD PORTFOLIO
                         ------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                                             Moody's                     Principal
                                                                             Rating    Interest Maturity  Amount     Value
LONG-TERM INVESTMENTS -- 92.0%                                             (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS                                                            ----------- -------- -------- --------- -----------
CORPORATE BONDS -- 87.3%
Airlines -- 1.3%
  Continental Airlines, Inc., Pass-Through Certs..........................    Baa3       7.373% 12/15/15  $  200   $   141,476
  Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom)......     B3       11.875% 05/15/09     400       408,500
  United Air Lines, Inc., Pass-Through Certs., Ser. 01-1(a)...............    Baa3       6.201% 09/01/08     100        77,771
  United Air Lines, Inc., Pass-Through Certs., Ser. 01-1(a)...............    Baa3       6.602% 09/01/13     350       267,184
  United Air Lines, Inc., Pass-Through Certs., Ser. 00-1(a)...............    Baa3        7.73% 07/01/10     550       423,126
  United Airways, Inc. (Class A)..........................................    Baa3        6.76% 04/15/08     130       110,948
  US Airways, Inc., Pass-Through Certs., Ser. 93-A2.......................     Ca        9.625% 09/01/03     100        57,252
                                                                                                                   -----------
                                                                                                                     1,486,257
                                                                                                                   -----------
Asset Backed Securities -- 3.9%
  Alpharma, Term Loan B Split(h)..........................................     NR         5.37% 07/15/08     308       287,523
  Alpharma, Term Loan B Split(h)..........................................     NR         5.00% 07/15/08     333       310,229
  Alpharma, Term Loan B Split(h)..........................................     NR         5.11% 07/15/08     170       158,400
  Alpharma, Term Loan B(h)................................................     NR         5.11% 07/15/08      79        73,527
  Cedar Brakes II LLC.....................................................    Ba2        9.875% 09/01/13     197       146,002
  Jet Equipment Trust (Class A)...........................................    Ba3         7.63% 08/15/12      81        36,614
  Midwest Generation LLC, Pass-Through Certs., Ser. A.....................    Ba3         8.30% 07/02/09     150        89,541
  Midwest Generation LLC, Pass-Through Certs., Ser. B.....................    Ba3         8.56% 01/02/16     400       247,279
  Morgan Stanley(d)(g)....................................................    Ba1        8.199% 05/01/12   2,156     2,158,673
  Nextel Communications, Inc., Term Loan B(h).............................     NR        5.187% 06/30/08     499       459,474
  Nextel Communications, Inc., Term Loan C(h).............................     NR        5.437% 12/31/08     499       459,473
                                                                                                                   -----------
                                                                                                                     4,426,735
                                                                                                                   -----------
Auto -- Cars & Trucks
  Arvin Capital I, Gtd. Notes.............................................    Ba2         9.50% 02/01/27      50        49,123
                                                                                                                   -----------
Broadcasting & Other Media -- 4.5%
  Clear Channel Communications, Sr. Sub. Notes, Ser. B....................    Ba2        8.125% 12/15/07     150       156,188
  AOL Time Warner, Inc., Gtd. Notes.......................................    Baa1       7.625% 04/15/31     800       822,227
  Echostar DBS Corp., Sr. Notes...........................................     B1         9.25% 02/01/06     500       523,750
  Echostar DBS Corp., Sr. Notes...........................................     B1        9.375% 02/01/09     825       872,437
  Gray Television, Inc., Gtd. Notes.......................................     B3         9.25% 12/15/11     400       430,500
  Quebecor Media, Inc., Sr. Notes (Canada)................................     B2       11.125% 07/15/11     800       737,000
  Vivendi SA..............................................................     B1         1.00% 07/05/03     568       575,261
  Young Broadcasting, Inc., Sr. Notes.....................................     B2         8.50% 12/15/08     900       929,250
                                                                                                                   -----------
                                                                                                                     5,046,613
                                                                                                                   -----------
Cable -- 5.5%
  CanWest Media, Inc., Sr. Sub. Notes (Canada)............................     B2       10.625% 05/15/11     950     1,014,125
  Charter Communication Holdings LLC, Sr. Notes...........................     B3         8.25% 04/01/07     125        55,625
  Charter Communication Holdings LLC, Sr. Notes...........................     B3        8.625% 04/01/09     150        66,750
  Charter Communication Holdings LLC, Sr. Disc. Notes, Zero Coupon (until
   04/01/04)..............................................................     B3         9.92% 04/01/11     350       122,500
  Charter Communication Holdings LLC, Sr. Notes...........................     B3        9.625% 11/15/09     450       200,250
  Charter Communication Holdings LLC, Sr. Notes...........................     B3        10.75% 10/01/09     575       260,187
  Charter Communication Holdings LLC, Sr. Notes...........................     B3       11.125% 01/15/11      50        22,625
  Clear Channel Communications, Inc.......................................    Baa3       2.625% 04/01/03   1,400     1,389,500
  CSC Holdings, Inc., Debs................................................     B1        7.625% 07/15/18     300       265,875
  CSC Holdings, Inc., Sr. Notes, Ser. B...................................     B1        7.625% 04/01/11   1,150     1,079,563
  CSC Holdings, Inc., Debs., Ser. B.......................................     B1        8.125% 08/15/09     200       192,250
  CSC Holdings, Inc., Sr. Notes, Ser. B...................................     B1        8.125% 07/15/09     425       408,531
  Mediacom Broadband LLC, Gtd. Notes......................................     B2        11.00% 07/15/13     620       629,300
  Rogers Cablesystems, Ltd., Sr. Notes, Ser. B (Canada)...................    Baa3       10.00% 03/15/05     250       257,500
  Rogers Cablesystems, Ltd., Gtd. Notes (Canada)..........................    Baa3       10.00% 12/01/07     200       204,000
                                                                                                                   -----------
                                                                                                                     6,168,581
                                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B89

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                          Moody's                     Principal
                                                          Rating    Interest Maturity  Amount     Value
                                                        (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                             ----------- -------- -------- --------- -----------
Chemicals -- 4.2%
  ARCO Chemical Co., Deb. Notes........................    Ba3        9.375% 12/15/05  $  155   $   150,350
  Avecia Group PLC, Gtd. Notes (United Kingdom)........    Caa1       11.00% 07/01/09     450       351,000
  Equistar Chemicals, LP...............................     B1         8.75% 02/15/09     250       218,750
  Equistar Chemicals, LP, Gtd. Notes...................     B1       10.125% 09/01/08     550       500,500
  Hercules, Inc........................................    Ba1        6.625% 06/01/03     310       310,000
  Hercules, Inc., Gtd. Notes...........................    Ba2       11.125% 11/15/07     220       245,300
  ISP Chemco, Inc., Ser. B.............................     B2        10.25% 07/01/11     800       828,000
  Lyondell Chemical Co., Gtd. Notes....................    Ba3         9.50% 12/15/08     450       418,500
  Lyondell Chemical Co., Sec'd. Notes..................    Ba3         9.50% 12/15/08     200       186,000
  Lyondell Chemical Co., Sr. Sec'd. Notes, Ser. A......    Ba3        9.625% 05/01/07     350       336,000
  Millennium America, Inc., Gtd. Notes.................    Ba1         9.25% 06/15/08     575       599,437
  Millennium America, Inc., Sr. Notes..................    Ba1         9.25% 06/15/08     300       312,750
  OM Group, Inc., Gtd. Notes...........................    Caa2        9.25% 12/15/11     450       243,000
                                                                                                -----------
                                                                                                  4,699,587
                                                                                                -----------
Containers -- 1.5%
  Kappa Beheer BV, Gtd. Notes (Netherlands)............     B2       10.625% 07/15/09     775       829,250
  Owens-Brockway, Sec'd. Note..........................     B2         8.75% 11/15/12     800       812,000
                                                                                                -----------
                                                                                                  1,641,250
                                                                                                -----------
Cosmetics & Toiletries -- 0.5%
  JohnsonDiversey, Inc., Sr. Sub. Notes................     B2        9.625% 05/15/12     500       526,250
                                                                                                -----------
Drugs & Health Care -- 6.1%
  AmeriSourceBergen Corp., Sr. Notes...................    Ba3         7.25% 11/15/12     750       768,750
  Fresenius Medical Care Capital Trust II, Gtd. Notes..    Ba2        7.875% 02/01/08     270       264,600
  Fresenius Medical Care Capital Trust III, Gtd. Notes.    Ba2        7.875% 02/01/08     630       617,400
  Fresenius Medical Care Capital Trust IV, Gtd. Notes..    Ba2        7.875% 06/15/11     700       679,000
  HCA, Inc., Sr. Notes.................................    Ba1        7.875% 02/01/11     500       548,194
  HEALTHSOUTH Corp., Conv..............................     B2         3.25% 04/01/03   1,000       976,250
  HEALTHSOUTH Corp., Sr. Notes.........................    Ba3        8.375% 10/01/11     300       253,500
  HEALTHSOUTH Corp., Sr. Notes.........................    Ba3         8.50% 02/01/08     590       507,400
  PharMerica, Inc., Gtd. Notes.........................     NR        8.375% 04/01/08     500       497,500
  PSS World Medical, Inc., Gtd. Notes..................     B2         8.50% 10/01/07     420       433,650
  Rotech Healthcare, Inc., Sr. Sub. Notes..............     B2         9.50% 04/01/12     650       650,812
  Total Renal Care Holdings, Inc., Conv................     B2         7.00% 05/15/09     650       649,188
                                                                                                -----------
                                                                                                  6,846,244
                                                                                                -----------
Electronics -- 0.3%
  Amphenol Corp., Sr. Sub. Notes.......................     B1        9.875% 05/15/07     200       208,500
  Solectron Corp., Conv................................    Ba3          Zero 05/08/20     147        90,221
                                                                                                -----------
                                                                                                    298,721
                                                                                                -----------
Entertainment -- 0.3%
  Park Place Entertainment Corp., Sr. Sub. Notes.......    Ba2        8.875% 09/15/08     300       318,774
                                                                                                -----------
Financials -- 2.8%
  Bluewater Finance Ltd., Gtd. Notes...................     B1        10.25% 02/15/12     600       588,000
  Credit Links.........................................     NR         9.40% 06/14/05     100       104,393
  Elan Finance Corp., Ltd., Conv. (Bermuda)............     Ca          Zero 12/14/18     600       279,000
  FINOVA Group, Inc....................................     NR         7.50% 11/15/09   1,300       448,500
  Gemstone Investor, Ltd., Gtd. Notes..................    Ba2         7.71% 10/31/04     300       230,601
  Jet Equipment Trust Ser. 1995-A......................    Caa1       10.00% 06/15/12     300        84,000
  MDP Acquisitions PLC, Sr. Notes......................     NR        9.625% 10/01/12     750       780,000
  Riggs Capital Trust, Gtd. Notes......................    Ba2        8.625% 12/31/26     500       457,500
  Steers Credit Backed Trust, Ser. 2002-11.............     NR        7.045% 05/27/03     200       180,000
                                                                                                -----------
                                                                                                  3,151,994
                                                                                                -----------
Food & Beverage -- 1.4%
  Ingles Markets, Inc., Gtd. Notes.....................    Ba3        8.875% 12/01/11     275       254,375
  Remy Cointreau SA, Sr. Notes (France)................     NR        10.00% 07/30/05     100       109,132

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B90

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                           Moody's                     Principal
                                                           Rating    Interest Maturity  Amount     Value
                                                         (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                              ----------- -------- -------- --------- -----------
Food & Beverage (cont'd.)
  Roundy's, Inc., Sr. Sub. Notes, Ser. B................     B2        8.875% 06/15/12  $  775   $   759,500
  SC International Services, Inc., Gtd. Notes, Ser. B...     Ba2        9.25% 09/01/07     700       420,000
                                                                                                 -----------
                                                                                                   1,543,007
                                                                                                 -----------
Forest & Paper -- 2.8%
  Abitibi-Consolidated, Inc.............................     Ba1        8.55% 08/01/10     500       554,934
  Abitibi-Consolidated, Inc., Debs......................     Ba1        8.85% 08/01/30     250       268,840
  Fort James Corp., Notes...............................     Ba1        6.70% 11/15/03     540       531,900
  Georgia-Pacific Corp., Notes..........................     Ba1       8.875% 05/15/31     500       430,000
  Georgia-Pacific Corp., Deb. Notes.....................     Ba1       9.125% 07/01/22     500       435,000
  Georgia-Pacific Corp., Deb. Notes.....................     Ba1        9.50% 12/01/11     300       294,000
  Georgia-Pacific Corp., Deb. Notes.....................     Ba1        9.50% 05/15/22     450       398,250
  Georgia-Pacific Corp., Deb. Notes.....................     Ba1       9.875% 11/01/21     300       270,000
                                                                                                 -----------
                                                                                                   3,182,924
                                                                                                 -----------
Gaming -- 2.5%
  Circus Circus, Debs...................................     Ba2        6.70% 11/15/96      50        50,234
  Circus Circus, Sr. Sub. Notes.........................     Ba3        6.75% 07/15/03     350       353,500
  Circus Circus, Sr. Sub. Debs..........................     Ba3       7.625% 07/15/13   1,130     1,130,000
  Jupiters, Ltd., Gtd. Notes............................     Ba2        8.50% 03/01/06     250       252,500
  Mandalay Resort Group, Sr. Sub. Notes.................     Ba3       9.375% 02/15/10     500       537,500
  MGM Mirage, Inc., Gtd. Notes..........................     Ba2       8.375% 02/01/11     400       431,000
                                                                                                 -----------
                                                                                                   2,754,734
                                                                                                 -----------
Hospitals/Hospital Management -- 1.7%
  Beverly Enterprises, Inc., Gtd. Notes.................     B1         9.00% 02/15/06     200       168,000
  Beverly Enterprises, Inc., Sr. Notes..................     B1        9.625% 04/15/09     500       420,000
  Extendicare Health Services, Inc., Gtd. Notes.........     B3         9.35% 12/15/07     120        99,600
  Extendicare Health Services, Inc., Sr. Notes..........     B2         9.50% 07/01/10     600       582,000
  PacifiCare Health Systems, Inc., Gtd. Notes...........     B3        10.75% 06/01/09     650       695,500
                                                                                                 -----------
                                                                                                   1,965,100
                                                                                                 -----------
Lodging -- 2.6%
  Extended Stay America, Inc., Sr. Sub. Notes...........     B2        9.875% 06/15/11     600       609,000
  HMH Properties, Gtd. Notes, Ser. B....................     Ba3       7.875% 08/01/08     150       145,500
  Host Marriott LP, Sr. Notes, Ser. E...................     Ba3       8.375% 02/15/06     550       544,500
  Host Marriott LP, Gtd. Notes, Ser. G..................     Ba3        9.25% 10/01/07     350       353,500
  ITT Corp. Notes.......................................     Ba1        6.75% 11/15/03     500       503,750
  Starwood Hotels & Resorts Worldwide, Inc., Notes......     Ba1       7.375% 05/01/07     750       736,875
                                                                                                 -----------
                                                                                                   2,893,125
                                                                                                 -----------
Machinery -- 0.5%
  Case Corp., Ser. B....................................     Ba2        6.25% 12/01/03     550       533,500
                                                                                                 -----------
Manufacturing -- 4.5%
  BRL Universal Equipment LP, Ser. 2001-A, Sec'd. Notes.     Ba3       8.875% 02/15/08     325       338,000
  Dresser, Inc., Gtd. Notes.............................     B2        9.375% 04/15/11     800       804,000
  Foamex LP, Gtd. Notes.................................     B3        10.75% 04/01/09     450       315,000
  SPX Corp., Sr. Notes..................................     Ba3        7.50% 01/01/13     600       608,250
  Tyco International Group SA, Conv. (Luxembourg).......     Ba2         Zero 02/12/21     700       527,625
  Tyco International Group SA, Gtd. Notes (Luxembourg)..     Ba2       6.125% 01/15/09     100        93,500
  Tyco International Group SA, Gtd. Notes (Luxembourg)..     Ba2        6.25% 06/15/03   1,400     1,389,500
  Tyco International Group SA, Notes (Luxembourg).......     Ba2       6.375% 10/15/11   1,025       958,375
                                                                                                 -----------
                                                                                                   5,034,250
                                                                                                 -----------
Oil & Gas Exploration & Production -- 10.9%
  Chesapeake Energy Corp., Sr. Notes....................     B1         7.75% 01/15/15     500       497,500
  Chesapeake Energy Corp., Gtd. Notes...................     B1         9.00% 08/15/12     400       424,000
  CMS Panhandle Holding Co., Sr. Notes..................     Ba2        6.50% 07/15/09     650       620,037
  CMS Panhandle Holding Co., Sr. Notes..................     Ba2        7.00% 07/15/29     400       354,640
  Coastal Corp., Sr. Debs...............................     Ba2        7.75% 10/15/35     400       264,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B91

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Moody's                     Principal
                                                            Rating    Interest Maturity  Amount     Value
                                                          (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                               ----------- -------- -------- --------- -----------
Oil & Gas Exploration & Production (cont'd.)
  Coastal Corp., Notes...................................    Ba2         7.75% 06/15/10  $  150   $   117,750
  Dynegy-Roseton Danskamme, Gtd. Notes, Ser. A...........    Caa2        7.27% 11/08/10     550       225,500
  El Paso Energy, Sr. Notes..............................    Ba2         6.75% 05/15/09     200       138,000
  El Paso Energy, Sr. Notes..............................    Ba2        7.375% 12/15/12     850       569,500
  El Paso Corp., Sr. Notes...............................    Ba2         7.75% 01/15/32     450       279,000
  El Paso Corp...........................................    Ba2        7.875% 06/15/12     900       630,000
  El Paso Energy Partners LP, Gtd. Notes.................     B1         8.50% 06/01/11     100        92,750
  El Paso Energy Partners LP, Sr. Sub. Notes.............     B1       10.625% 12/01/12     300       306,750
  Hanover Equipment Trust, Sec'd. Notes..................     B1         8.50% 09/01/08     550       536,250
  Leviathan Gas Pipeline Partners LP, Gtd. Notes, Ser. B.     B1       10.375% 06/01/09     450       456,750
  Limestone Electron Trust, Gtd. Notes...................    Ba2        8.625% 03/15/03     400       378,000
  Newpark Resources, Inc., Gtd. Notes, Ser. B............     B2        8.625% 12/15/07     575       549,125
  PEMEX Master Trust.....................................    Baa1       7.375% 12/15/14     300       307,500
  Pride International, Inc., Conv........................    Ba3         6.06% 04/24/18     400       192,500
  Pride Pete Services, Inc., Sr. Notes...................    Ba2        9.375% 05/01/07     900       940,500
  Sesi LLC, Gtd. Notes...................................     B1        8.875% 05/15/11     500       510,000
  Southern California Edison, Term Loan A(h).............     NR        4.313% 03/01/03     500       498,750
  Tesoro Petroleum Corp., Sr. Sub. Notes.................     B3        9.625% 04/01/12     750       487,500
  The Williams Cos., Inc., Deb., Ser. A..................    Caa1        7.50% 01/15/31      75        46,875
  The Williams Cos., Inc.................................    Caa1       7.625% 07/15/19     250       157,500
  The Williams Cos., Inc.................................    Caa1        8.75% 03/15/32     400       262,000
  The Williams Cos., Inc., Notes.........................    Caa1        9.25% 03/15/04   1,600     1,272,000
  Vintage Petroleum, Inc., Sr. Sub. Notes................     B1        7.875% 05/15/11     190       185,250
  Vintage Petroleum, Inc., Sr. Notes.....................    Ba3         8.25% 05/01/12     500       520,000
  Vintage Petroleum, Inc., Sr. Sub. Notes................     B1         9.00% 12/15/05     283       284,415
  Westport Resources Corp., Sr. Sub. Notes...............    Ba3         8.25% 11/01/11     150       156,750
                                                                                                  -----------
                                                                                                   12,261,092
                                                                                                  -----------
Printing & Publishing -- 4.2%
  American Media Operations, Inc., Gtd. Notes, Ser. B....     B2        10.25% 05/01/09     650       672,750
  Cadmus Communications Corp., Gtd. Notes................     B2         9.75% 06/01/09     450       451,125
  Dex Media East LLC, Sr. Note...........................     B2        9.875% 11/15/09     700       749,000
  Garden State Newspapers, Inc., Sr. Sub. Notes..........     B2        8.625% 07/01/11     300       303,000
  Garden State Newspapers, Inc., Sr. Sub. Notes, Ser. B..     B2         8.75% 10/01/09     200       203,000
  Hollinger International Publishing, Inc., Sr. Notes....     B2         9.00% 12/15/10     700       706,125
  Hollinger International Publishing, Inc., Gtd. Notes...     NR         9.25% 02/01/06     500       515,625
  Hollinger International Publishing, Inc., Gtd. Notes...     NR         9.25% 03/15/07     100       104,625
  Mail-Well I Corp., Gtd. Notes..........................     B1        9.625% 03/15/12     460       409,400
  R.H. Donnelley, Finance Corp., Sr. Notes...............     B1        8.875% 12/15/10     600       642,000
                                                                                                  -----------
                                                                                                    4,756,650
                                                                                                  -----------
Real Estate Investment Trust -- 1.2%
  Choctaw Resort Development Enterprise, Sr. Notes.......     B1         9.25% 04/01/09     550       581,625
  Ventas Realty LP, Sr. Notes............................    Ba3         8.75% 05/01/09     700       724,500
                                                                                                  -----------
                                                                                                    1,306,125
                                                                                                  -----------
Retail -- 2.0%
  AmeriGas Partners LP, Sr. Notes........................    Ba3         8.83% 04/19/10     200       213,266
  AmeriGas Partners LP, Sr. Notes........................    Ba3        8.875% 05/20/11     200       208,000
  AmeriGas Partners LP, Sr. Notes........................    Ba3        10.00% 04/15/06     200       211,000
  AmeriGas Partners LP, Sr. Notes, Ser. B................    Ba3       10.125% 04/15/07     342       359,100
  Ferrellgas Partners LP, Sr. Notes......................     B2         8.75% 06/15/12     800       828,000
  Gap, Inc., Notes.......................................    Ba3        5.625% 05/01/03     450       451,125
                                                                                                  -----------
                                                                                                    2,270,491
                                                                                                  -----------
Scientific Instruments -- 0.6%
  Fisher Scientific International, Inc., Sr. Sub. Notes..     B3         9.00% 02/01/08     700       729,750
                                                                                                  -----------
Steel & Metals -- 0.5%
  Century Aluminum Co., First Mtge. Notes................    Ba3        11.75% 04/15/08     300       291,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B92

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                           Moody's                     Principal
                                                                           Rating    Interest Maturity  Amount     Value
                                                                         (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                              ----------- -------- -------- --------- -----------
Steel & Metals (cont'd.)
  Compass Minerals Group, Inc., Gtd. Notes..............................     B3        10.00% 08/15/11  $  200   $   219,000
                                                                                                                 -----------
                                                                                                                     510,000
                                                                                                                 -----------
Telecommunications -- 14.4%
  American Cellular Corp., Gtd. Notes...................................    Caa3        9.50% 10/15/09     300        57,000
  AT&T Corp., Sr. Notes.................................................    Baa2        8.00% 11/15/31     450       496,005
  Deutsche Telekom International Finance BV, Gtd. Notes (Netherland)....    Baa1        8.75% 06/15/30     450       519,818
  FairPoint Communications, Inc., Sr. Sub. Notes........................    Caa1       12.50% 05/01/10     100        72,000
  France Telecom SA, Notes (France)(b)..................................    Baa3        8.25% 03/01/11     750       867,202
  France Telecom SA (France)(b).........................................    Baa3       10.00% 03/01/31      20        24,347
  Insight Midwest LP, Sr. Notes.........................................     B2         9.75% 10/01/09     675       641,250
  Insight Midwest LP, Sr. Notes.........................................     B2        10.50% 11/01/10     550       534,875
  PanAmSat Corp., Gtd. Notes............................................    Ba3         8.50% 02/01/12   1,200     1,146,000
  Qwest Capital Funding, Inc., Gtd. Notes...............................    Caa2        7.25% 02/15/11   1,625     1,040,000
  Qwest Capital Funding, Inc., Gtd. Notes...............................    Caa2        7.75% 02/15/31      75        42,000
  Qwest Capital Funding, Inc., Gtd. Notes...............................    Caa2        7.90% 08/15/10     350       227,500
  Qwest Communications International, Inc., Sr. Notes, Ser. B...........    Caa1        7.50% 11/01/08     150       121,500
  Qwest Corp., Notes....................................................    Ba3        7.625% 06/09/03     200       196,000
  Qwest Corp............................................................    Ba3        8.875% 03/15/12   1,300     1,261,000
  Rogers Cantel, Inc., Sr. Notes (Canada)...............................    Ba3         8.30% 10/01/07     150       132,750
  Rogers Cantel, Inc., Deb. (Canada)....................................    Ba3        9.375% 06/01/08     750       705,000
  Rogers Communications, Inc., (Canada).................................    Ba1         2.00% 11/26/05     550       415,250
  Rogers Communications, Inc., Sr. Notes (Canada).......................    Ba1        8.875% 07/15/07     100        95,500
  Rural Cellular Corp., Sr. Sub. Notes, Ser. B..........................    Caa1       9.625% 05/15/08   1,000       600,000
  Sprint Capital Corp., Gtd. Notes......................................    Baa3       6.125% 11/15/08     370       336,700
  Sprint Capital Corp., Gtd. Notes......................................    Baa3        6.90% 05/01/19     250       205,000
  Sprint Capital Corp., Gtd. Notes......................................    Baa3       7.625% 01/30/11     850       807,500
  Sprint Capital Corp., Notes...........................................    Baa3       8.375% 03/15/12     750       746,250
  Sprint Capital Corp., Gtd. Notes......................................    Baa3        8.75% 03/15/32   1,070     1,016,500
  Telecorp PCS, Inc., Gtd. Notes........................................    Baa2      10.625% 07/15/10     650       698,750
  Telecorp PCS, Inc., Gtd. Notes........................................    Baa2      11.625% 04/15/09     350       329,875
  Telus Corp., Notes....................................................    Ba1         7.50% 06/01/07     850       824,500
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04)............    Baa2       12.75% 05/15/09     727       676,110
  Tritel PCS, Inc., Gtd. Notes..........................................    Baa2      10.375% 01/15/11     228       243,960
  VoiceStream Wireless Corp., Sr. Notes.................................    Baa2      10.375% 11/15/09     500       525,000
  WorldCom, Inc.-WorldCom Group, Sr. Notes(a)...........................     Ca         6.95% 08/15/28   1,150       270,250
  WorldCom, Inc.-WorldCom Group(a)......................................     Ca         8.25% 05/15/31   1,250       293,750
                                                                                                                 -----------
                                                                                                                  16,169,142
                                                                                                                 -----------
Tobacco -- 0.7%
  DIMON, Inc., Gtd. Notes, Ser. B.......................................    Ba3        9.625% 10/15/11     700       740,250
                                                                                                                 -----------
Utilities -- 3.6%
  Edison Mission Energy, Sr. Notes......................................    Ba3        9.875% 04/15/11     200        94,000
  IPALCO Enterprises, Inc., Sec'd. Notes................................    Baa1       7.625% 11/14/11     750       652,500
  Niagara Mohawk Power Co., Sr. Disc. Notes, Ser. H, Zero Coupon (until
   07/01/03)............................................................    Baa3        8.50% 07/01/10      50        51,343
  Pinnacle Partners LP, Sr. Notes.......................................    Ba2         8.83% 08/15/04     585       549,900
  PSEG Energy Holdings, Inc., Sr. Notes.................................    Baa3        8.50% 06/15/11     600       489,000
  PSEG Energy Holdings, Inc., Sr. Notes.................................    Baa3       10.00% 10/01/09     375       318,750
  Reliant Energy Resources Corp., Notes.................................    Ba1         7.75% 02/15/11     650       546,718
  South Point Energy Center LLC, Gtd. Notes.............................     B1         8.40% 05/30/12     966       647,420
  Texas Utilities Corp., Sr. Notes, Ser. D..............................    Ba1         5.52% 08/16/03     700       689,500
                                                                                                                 -----------
                                                                                                                   4,039,131
                                                                                                                 -----------
Waste Management -- 2.3%
  Allied Waste North America, Inc., Gtd. Notes, Ser. B..................    Ba3        7.375% 01/01/04     700       700,000
  Allied Waste North America, Inc., Gtd. Notes, Ser. B..................    Ba3        7.875% 01/01/09      10         9,850
  Allied Waste North America, Inc., Gtd. Notes, Ser. B..................    Ba3         8.50% 12/01/08     310       311,550
  Allied Waste North America, Inc., Gtd. Notes, Ser. B..................    Ba3        8.875% 04/01/08     575       583,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B93

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                           Moody's                     Principal
                                                           Rating    Interest Maturity  Amount       Value
                                                         (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                              ----------- -------- -------- ---------- ------------
Waste Management (cont'd.)
  Allied Waste North America, Inc., Sr. Sec'd...........    Ba3         9.25% 09/01/12 $      950 $    973,750
                                                                                                  ------------
                                                                                                     2,578,775
                                                                                                  ------------
TOTAL CORPORATE BONDS
 (cost $100,068,421).............................................................................   97,928,175
                                                                                                  ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 4.7%
  Republic of Brazil, Ser. EI-L (Brazil)................     B1        2.563% 04/15/06        980      784,000
  Republic of Brazil, Ser. RG (Brazil)(g)...............     NR        2.563% 04/15/06        448      358,400
  Republic of Brazil, Ser. C (Brazil)...................     B1         8.00% 04/15/14      1,847    1,214,478
  Republic of Panama (Panama)...........................    Ba1         4.75% 07/17/14         67       59,167
  Republic of Panama (Panama)...........................    Ba1        9.375% 07/23/12        350      376,775
  Republic of Panama (Panama)...........................    Ba1        9.375% 07/23/12        400      430,600
  Republic of Peru (Peru)...............................    Ba3        9.125% 02/21/12        600      587,400
  Republic of Peru (Peru)...............................    Ba3        9.125% 01/15/08        250      252,500
  Russian Federation (Russia)...........................    Ba2         5.00% 03/31/30        950      754,300
  United Mexican States (Mexico)........................    Baa2        8.00% 09/24/22        350      362,250
  United Mexican States (Mexico)........................    Baa2        8.30% 08/15/31        150      158,250
                                                                                                  ------------
  (cost $5,335,167)............................................................................      5,338,120
                                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
 (cost $105,403,588).............................................................................  103,266,295
                                                                                                  ------------
SHORT-TERM INVESTMENTS -- 6.5%
Corporate Bonds -- 1.7%
  Case Credit Corp., Gtd. Notes.........................    Ba2        6.125% 02/15/03        800      798,759
  PanAmSat Corp., Notes.................................    Ba2         6.00% 01/15/03      1,120    1,120,094
                                                                                                  ------------
                                                                                                     1,918,853
                                                                                                  ------------
Commercial Paper -- 2.5%
  HBOS Treasury Services PLC............................     NR         1.79% 01/23/03        800      799,125
  Lloyds Bank PLC.......................................     NR        1.305% 03/19/03        600      598,325
  UBS AG (Switzerland)..................................     NR         1.31% 03/05/03        900      897,937
  UBS Finance, LLC......................................     NR        1.315% 03/12/03        500      498,721
                                                                                                  ------------
                                                                                                     2,794,108
                                                                                                  ------------
Repurchase Agreement -- 2.1%
  State Street Bank & Trust Co. Repurchase Agreement(c).                0.75% 01/02/03      2,307    2,307,481
                                                                                                  ------------
U.S. Government Obligations -- 0.2%
  Federal National Mortgage Assoc.(i)...................               1.235% 02/12/03         10        9,986
  United States Treasury Bills(i)(j)....................                1.19% 02/13/03        120      119,829
  United States Treasury Bills(i)(j)....................               1.195% 02/13/03         65       64,907
  United States Treasury Bills(i)(j)....................               1.205% 02/20/03         70       69,884
                                                                                                  ------------
                                                                                                       264,606
                                                                                                  ------------

                                                                                       Contracts
OUTSTANDING OPTION PURCHASED(k)                                                        ----------
Put Option
  Euro Futures, expiring 03/14/03 @ $97.00..........................................           45          281
                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $7,285,745)....................................................................               7,285,329
                                                                                                  ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN -- 98.5%
 (cost $112,689,333; Note 6)..........................................................             110,551,624
                                                                                                  ------------
OUTSTANDING OPTIONS WRITTEN(k) -- (0.4%)
Call Options -- (0.3%)
  Swap Option 3 month Libor, expiring 10/07/04 @ 4.0%...............................    5,000,000      (81,500)
  Swap Option 3 month Libor, expiring 01/07/05 @ 5.5%...............................    1,400,000      (94,038)
  Swap Option 3 month Libor, expiring 01/07/05 @ 5.0%...............................    2,500,000     (120,725)
  United States Treasury Notes, expiring 02/21/03 @ $117.00.........................           27      (17,719)
                                                                                                  ------------
                                                                                                      (313,982)
                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B94

                   ------------------------------------------
                   SP PIMCO HIGH YIELD PORTFOLIO (Continued)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                          Value
                                                             Contracts   (Note 2)
OUTSTANDING OPTIONS WRITTEN(k) (Continued)                   --------- ------------
Put Options -- (0.1%)
  Euro Futures, expiring 03/14/03 @ $97.75..................    46     $       (287)
  Swap Option, expiring 10/07/04 @ $6.50.................... 5,000,000      (95,650)
  Swap Option, expiring 01/07/05 @ $7.00.................... 3,100,000      (35,495)
  United States Treasury Bonds, expiring 02/21/03 @ $108.00.    27          (16,453)
                                                                       ------------
                                                                           (147,885)
                                                                       ------------

TOTAL OUTSTANDING OPTIONS WRITTEN
 (premium received $419,632)..........................................     (461,867)
                                                                       ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 98.1%
 (cost $112,269,701; Note 6)..........................................  110,089,757
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(e).........................          685
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(f)......      (45,073)
ASSETS IN EXCESS OF OTHER LIABILITIES -- 1.9%.........................    2,178,112
                                                                       ------------
NET ASSETS -- 100.0%.................................................. $112,223,481
                                                                       ============

The following abbreviations are used in portfolio descriptions:

                 LLC Limited Liability Company
                 LP  Limited Partnership
                 NR  Not Rated by Moody's or Standard & Poor's

(a)Represents issuer in default on interest payments, non-income producing security.

(b)Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(c)State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,307,577 due 1/2/03. The value of the collateral including accrued interest was $2,358,202.

(d)TRACER (Traded Custody Receipts) is a trust established pursuant to a series trust agreement by Morgan Stanley. Each registered holder of certificates issued by the TRACER is a beneficial owner of a fractional undivided interest in the TRACER and is entitled to receive a pro rata share of interest and other amounts or property distributed.

(e)Open futures contracts as of December 31, 2002 were as follows:

   Number of                    Expiration  Value at      Value at       Unrealized
   Contracts          Type         Date    Trade Date December 31, 2002 Appreciation
---------------- -------------- ---------- ---------- ----------------- ------------
Short Positions:
       46        Euribor option   Mar 03    $22,928        $1,207         $21,721
                                                                          =======

(f)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                      Value at         Value at       Unrealized
Forward Foreign Currency Contracts Settlement Date December 31, 2002 Depreciation
---------------------------------- --------------- ----------------- ------------
     Sold:
      Euro, expiring 1/14/03          $872,532         $917,605        $(45,073)
                                                                       ========

(g)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(h)Loan participation agreement.

(i)Security segregated as collateral for futures contracts and options written.

(j)Rate quoted represents yield-to-maturity as of purchase date.

(k)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B95

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount      Value
LONG-TERM INVESTMENTS -- 95.9%                                       (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS                                                      ----------- -------- -------- --------- -------------
Asset Backed Securities -- 0.4%
 ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b).........      Aaa      1.679% 08/21/30  $  392   $     392,258
 Advanta Mortgage Loan Trust, Series 1999-4(b)......................      Aaa      1.795% 11/25/29     111         110,308
 Block Mortgage Finance, Inc., Series 1998-2(b).....................      Aaa       1.56% 08/25/28     256         253,385
 Brazos Student Loan Finance Corp., Series 1998-A(b)................      Aaa      2.497% 06/01/23     497         498,413
 First Nationwide Trust, Series 2001-4..............................     AAA(c)     8.50% 09/25/31     253         262,587
 Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)....      Aaa      6.494% 10/25/31     394         396,258
                                                                                                             -------------
                                                                                                                 1,913,209
                                                                                                             -------------
Collateralized Mortgage Obligations -- 4.0%
 Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11(b).....      Aaa      5.681% 02/25/33   4,000       4,061,240
 Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6(b)......      Aaa      6.621% 09/25/31     199         200,569
 Countrywide Home Loans, Series 2002-7(b)...........................      Aaa      5.531% 05/19/32     908         922,446
 Federal National Mortgage Association, Series 2002-16..............       NR       5.50% 07/25/29   6,964       7,080,898
 Federal National Mortgage Association, Series 2001-13..............       NR       6.00% 12/25/28   1,473       1,507,108
 G-Wing, Ltd., Series 2001-WH1A(b)..................................     BBB(c)     4.09% 05/06/04     300         296,718
 Government National Mortgage Association, Series 2000-14(b)........       NR       2.07% 02/16/30     158         159,379
 Homeside Mortgage Securities Trust, Series 2001-1(b)...............      Aaa       2.03% 01/20/27     239         237,755
 Indymac Arm Trust, Series 2001-H2(b)...............................      Aaa       6.47% 01/25/32     232         235,634
 Mellon Residential Funding Corp., Series 1999-TBC2.................     AAA(c)     6.58% 07/25/29     256         257,819
 Mortgage Capital Funding, Inc., Series 1996-MC1....................     AAA(c)     7.90% 02/15/06     291         323,949
 PNC Mortgage Securities Corp., Series 1998-10......................     AAA(c)     6.50% 12/25/28     414         418,153
 PNC Mortgage Securities Corp., Series 2001-1.......................      Aaa       7.50% 02/25/31      33          33,796
 Residential Asset Securitization Trust, Series 1999-A8.............     AAA(c)    7.875% 01/25/30     310         319,315
 Washington Mutual, Inc., Series 2002-AR11..........................      Aaa       5.10% 08/30/32   2,500       2,545,350
 Washington Mutual, Inc., Series 1999-WM1...........................       NR       6.52% 10/19/39     399         404,853
                                                                                                             -------------
                                                                                                                19,004,982
                                                                                                             -------------
CORPORATE BONDS -- 10.8%
Airlines
 United Air Lines, Inc., Pass-Through Certs. Ser. A-4(a)............      Caa2      9.21% 01/21/17     400          97,192
                                                                                                             -------------
Auto - Cars & Trucks -- 0.2%
 Ford Motor Co......................................................      Baa1      7.45% 07/16/31   1,000         869,869
                                                                                                             -------------
Financial Services -- 4.4%
 Bear Stearns & Co., Inc., M.T.N.(b)................................       A2      2.024% 05/24/04     300         301,236
 CIT Group, Inc., M.T.N.(b).........................................       A2       1.53% 08/14/03   1,250       1,246,250
 Ford Motor Credit Co., M.T.N.(b)...................................       A3      1.696% 06/02/03   1,500       1,490,588
 Ford Motor Credit Co., M.T.N.(b)...................................       A3       2.22% 03/08/04   1,700       1,649,185
 Ford Motor Credit Co., M.T.N.(b)...................................       A3      2.263% 07/18/05   1,400       1,262,314
 Ford Motor Credit Co...............................................       A3       7.25% 10/25/11   2,000       1,943,352
 General Electric Capital Corp., M.T.N..............................      Aaa      6.125% 02/22/11   1,500       1,624,539
 General Motors Acceptance Corp., M.T.N.(b).........................       A2      2.016% 08/04/03   1,000         991,281
 General Motors Acceptance Corp., M.T.N.(b).........................       A2       2.19% 07/21/04   1,000         968,158
 General Motors Acceptance Corp.....................................       A2      6.875% 09/15/11   2,500       2,493,150
 General Motors Acceptance Corp.....................................       A2       8.00% 11/01/31   1,000       1,005,445
 Limestone Electron Trust...........................................      Ba2      8.625% 03/15/03   1,000         945,000
 PEMEX Master Trust.................................................      Baa1     7.375% 12/15/14   2,000       2,050,000
 PEMEX Master Trust.................................................      Baa1      8.00% 11/15/11     500         537,500
 PEMEX Master Trust.................................................      Baa1     9.125% 10/13/10   2,000       2,290,000
                                                                                                             -------------
                                                                                                                20,797,998
Media -- 0.2%
 AOL Time Warner, Inc...............................................      Baa1     7.625% 04/15/31   1,000       1,027,784
                                                                                                             -------------
Oil & Gas -- 1.2%
 El Paso Corp.......................................................       NR      7.125% 05/06/09   1,200         780,711
 El Paso Corp., M.T.N...............................................      Ba2       7.75% 01/15/32   2,090       1,295,800
 El Paso Corp., M.T.N...............................................      Ba2       7.80% 08/01/31     750         465,000
 The Williams Cos., Inc.............................................      Caa1     7.125% 09/01/11   2,000       1,310,000
 The Williams Cos., Inc.............................................      Caa1      7.50% 01/15/31     500         312,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B96

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                           Moody's                     Principal
                                           Rating    Interest Maturity  Amount      Value
                                         (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS (Continued)              ----------- -------- -------- --------- -------------
Oil & Gas (cont'd.)
 The Williams Cos., Inc.................    Caa1        8.75% 03/15/32  $ 2,500  $   1,637,500
                                                                                 -------------
                                                                                     5,801,511
                                                                                 -------------
Shipbuilding -- 0.1%
 Puerto Quetzal Power LLC...............      NR        6.47% 06/15/12      413        454,930
                                                                                 -------------
Telecommunications -- 4.0%
 AT&T Corp.(f)..........................    Baa2        7.30% 11/15/11    1,500      1,639,509
 AT&T Corp.(f)..........................    Baa2        8.00% 11/15/31    3,000      3,306,699
 France Telecom SA (France)(f)..........    Baa3        8.50% 03/01/31    4,500      5,478,003
 Qwest Capital Funding, Inc.............    Caa2        7.25% 02/15/11      200        128,000
 Qwest Capital Funding, Inc.............    Caa2        7.90% 08/15/10    2,000      1,300,000
 Qwest Corp.............................    Ba3        8.875% 03/15/12    2,900      2,813,000
 Sprint Capital Corp....................    Baa3       6.875% 11/15/28    1,900      1,529,500
 Sprint Capital Corp....................    Baa3       7.625% 01/30/11    1,000        950,000
 Sprint Capital Corp....................    Baa3       8.375% 03/15/12    1,500      1,492,500
                                                                                 -------------
                                                                                    18,637,211
                                                                                 -------------
Utility - Electric -- 0.7%
 ALLETE, Inc.(b)........................    Baa1        2.69% 10/20/03    2,000      1,996,216
 Texas Utilities Electric Co............    Baa1        8.25% 04/01/04    1,000      1,059,322
                                                                                 -------------
                                                                                     3,055,538
                                                                                 -------------
TOTAL CORPORATE BONDS...........................................................    50,742,033
                                                                                 -------------
FOREIGN GOVERNMENT BONDS -- 15.4%
 Federal Republic of Brazil (Brazil)....     B2         8.00% 04/15/14    8,312      5,465,152
 Federal Republic of Brazil (Brazil)....     B2        11.00% 08/17/40      500        312,000
 Federal Republic of Brazil (Brazil)....     B2        11.00% 01/11/12    2,750      1,828,750
 Federal Republic of Germany (Germany)..    Aaa         5.00% 07/04/11    2,200      2,453,991
 Federal Republic of Germany (Germany)..    Aaa         5.25% 01/04/11   27,700     31,386,307
 Federal Republic of Germany (Germany)..    Aaa         5.25% 07/04/10    9,600     10,904,764
 Federal Republic of Germany (Germany)..    Aaa         6.25% 01/04/30    2,800      3,550,764
 Federal Republic of Germany (Germany)..    Aaa         6.50% 07/04/27    1,270      1,645,841
 Federal Republic of Panama (Panama)....    Ba1         8.25% 04/22/08    1,800      1,867,500
 Federal Republic of Panama (Panama)....    Ba1        8.875% 09/30/27    1,000        990,000
 Federal Republic of Panama (Panama)....    Ba1        9.375% 07/23/12    2,000      2,153,000
 Federal Republic of Peru (Peru)........    Ba3        9.125% 02/21/12    1,200      1,174,800
 Federal Republic of Peru (Peru)........    Ba3        9.125% 01/15/08      500        505,000
 United Mexican States (Mexico).........    Baa2        6.25% 12/31/19    3,500      3,417,502
 United Mexican States (Mexico).........    Baa2       8.375% 01/14/11    3,000      3,390,000
 United Mexican States (Mexico).........    Baa2        9.75% 04/06/05    1,250      1,428,125
                                                                                 -------------
                                                                                    72,473,496
                                                                                 -------------
MUNICIPAL BONDS -- 3.1%
 Chicago, Ill., G.O., Proj. & Ref.,
   Ser. A...............................    Aaa         5.00% 01/01/41      300        301,188
 Clark Cnty. Nev., Bond Bank, G.O.,
   M.B.I.A..............................    Aaa         5.00% 06/01/32    3,000      3,038,730
 Dallas, TX Indpt. Sch. Dist............    Aaa         5.00% 02/15/21    2,000      2,065,720
 Georgia St. Rd. & Thrwy. Auth. Rev.....    Aaa         5.00% 03/01/21      700        727,874
 Massachusetts St. Wtr. Res. Auth.,
   Ser. J, F.S.A........................    Aaa         5.00% 08/01/32    2,500      2,529,900
 Salt River Proj., Ariz., Agricultural
   Impvt. & Pwr. Dist. Elec. Sys. Rev.,
   Ser. B...............................    Aa2         4.75% 01/01/32    2,000      1,987,540
 South Carolina St. Hwy., Ser. B........    Aaa         5.00% 04/01/17    2,000      2,147,640
 Triborough Bridge & Tunnel Auth., NY,
   Rev., Rfdg., Ser. B..................    Aa3         5.00% 11/15/32    1,860      1,878,675
                                                                                 -------------
                                                                                    14,677,267
                                                                                 -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 29.1%
 United States Treasury Bonds...........               3.625% 04/15/28    1,345      1,573,911
 United States Treasury Bonds...........                7.25% 05/15/16    2,200      2,817,032
 United States Treasury Bonds...........                7.50% 11/15/16   16,000     20,923,744

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B97

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                      Principal
                                                           Interest     Maturity       Amount       Value
LONG-TERM BONDS (Continued)                                  Rate         Date          (000)      (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS (cont'd.)             -------- ----------------- ---------- -------------
  United States Treasury Bonds..........................     8.125%          08/15/19 $    7,650 $  10,655,616
  United States Treasury Bonds..........................      8.75%          05/15/17      5,300     7,662,639
  United States Treasury Bonds..........................     8.875%          08/15/17     12,900    18,853,647
  United States Treasury Bonds..........................    10.625%          08/15/15     12,250    19,779,438
  United States Treasury Notes(e).......................     3.375%          01/15/07        172       185,878
  United States Treasury Notes..........................      3.50%          01/15/11     14,374    15,778,249
  United States Treasury Notes..........................     3.625%          01/15/08     17,955    19,699,528
  United States Treasury Notes..........................      6.00%          08/15/09      9,600    11,161,498
  United States Treasury Strips P/O.....................      7.25%          05/15/16      1,000       526,863
  United States Treasury Strips I/O.....................      7.25%          02/15/22     20,000     7,287,340
  United States Treasury Strips I/O.....................     11.25%          02/15/15      1,050       597,882
                                                                                                 -------------
                                                                                                   137,503,265
                                                                                                 -------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 33.1%
  Federal Home Loan Mortgage Corp. I/O..................      6.00%          03/15/17        549        10,400
  Federal Home Loan Mortgage Corp.......................      6.50%          05/15/25        373       379,624
  Federal Home Loan Mortgage Corp.......................      6.65%          07/15/22      1,119     1,144,558
  Federal Housing Administration........................      6.50%          01/30/43      2,300     2,430,088
  Federal National Mortgage Association(b)..............     4.478%          05/01/36        282       289,139
  Federal National Mortgage Association.................      5.50%               TBA      2,500     2,589,845
  Federal National Mortgage Association.................     5.936%          11/01/11        989     1,085,697
  Federal National Mortgage Association.................      6.50%          06/01/31        331       345,618
  Government National Mortgage Association(b)...........     5.375% 04/20/25-05/20/25        228       234,781
  Government National Mortgage Association(b)...........      5.75% 08/20/24-08/20/27        756       778,939
  Government National Mortgage Association..............      6.00%               TBA      4,000     4,160,000
  Government National Mortgage Association..............      6.50%               TBA     81,500    85,473,125
  Government National Mortgage Association..............      6.50% 08/15/23-08/15/32     19,326    20,304,331
  Government National Mortgage Association..............      7.00%               TBA     25,500    27,014,062
  Government National Mortgage Association..............      7.00% 09/15/29-11/15/31      8,228     8,719,945
  Government National Mortgage Association(b)...........      7.75%          09/20/25         10        10,012
  Government National Mortgage Association..............      8.00% 12/15/30-04/15/31        985     1,063,993
  Government National Mortgage Association..............      9.00% 07/15/30-10/15/30         56        61,428
                                                                                                 -------------
                                                                                                   156,095,585
                                                                                                 -------------
TOTAL LONG-TERM BONDS...........................................................................   452,409,837
                                                                                                 -------------
RIGHTS (j)                                                             Expiration
                                                                          Date          Shares
                                                                    ----------------- ----------
  Mexico Value, Ser. C...........................................            06/01/05      1,000         3,500
  Mexico Value, Ser. B...........................................            06/01/04      1,000           300
  Mexico Value, Ser. D...........................................            06/30/06      1,000           300
  Mexico Value, Ser. E...........................................            06/01/07      1,000           300
                                                                                                 -------------
TOTAL RIGHTS....................................................................................         4,400
                                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS
 (cost $442,607,317)............................................................................   452,414,237
                                                                                                 -------------
SHORT-TERM INVESTMENTS -- 35.5%
                                                 Moody's                              Principal
                                                 Rating    Interest     Maturity        Amount
                                               (Unaudited)   Rate         Date          (000)
OTHER CORPORATE OBLIGATIONS -- 21.2%           ----------- -------- ----------------- ----------
  BP America..................................     P-1        1.32%          03/05/03      7,300     7,283,137
  CBA Finance, Inc............................     P-1        1.31%          03/18/03      7,400     7,379,535
  Chrysler Financial Company LLC, M.T.N.(b)...     A3         1.60%          02/03/03      3,900     3,897,304
  Eksportfinans ASA (Norway)..................     P-1        1.31%          03/10/03     18,200    18,154,965
  General Motors Acceptance Corp..............     A2        5.875%          01/22/03        300       300,009
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.32%          02/19/03      9,000     8,986,088
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.35%          02/13/03      4,100     4,093,389
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.35%          03/05/03      3,000     2,992,912
  Lloyds Bank PLC (United Kingdom)............     P-1       1.305%          03/19/03      1,400     1,396,092
  Royal Bank..................................     P-1        1.31%          02/27/03     20,500    20,457,480

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B98

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                 Moody's                      Principal
                                                 Rating    Interest Maturity   Amount       Value
SHORT-TERM INVESTMENTS (Continued)             (Unaudited)   Rate     Date      (000)      (Note 2)
OTHER CORPORATE OBLIGATIONS (cont'd.)          ----------- -------- -------- ----------- ------------
  UBS Finance, Inc............................     P-1        1.32% 02/19/03 $    18,800 $ 18,766,223
  UBS Finance, Inc............................     P-1        1.35% 03/19/03       2,000    1,994,225
  Westpac Capital Corp........................     P-1        1.34% 03/25/03       4,100    4,087,333
                                                                                         ------------
                                                                                           99,788,692
                                                                                         ------------
U.S. GOVERNMENT OBLIGATIONS -- 11.2%
  Federal National Mortgage Association(i)....                0.01% 03/25/03      18,700   18,645,245
  Federal National Mortgage Association(e)(i).               1.235% 02/12/03         410      409,409
  Federal National Mortgage Association(e)(i).                1.24% 02/12/03          40       39,942
  Federal National Mortgage Association(i)....               1.275% 05/21/03      21,500   21,393,396
  Federal National Mortgage Association(i)....                1.70% 01/15/03       1,900    1,898,744
  Federal National Mortgage Association(i)....               1.705% 01/15/03       3,900    3,897,414
  United States Treasury Bills(e)(i)..........               1.105% 02/20/03         250      249,616
  United States Treasury Bills(i).............               1.115% 02/20/03         500      499,226
  United States Treasury Bills(i).............               1.176% 02/20/03          25       24,959
  United States Treasury Bills(i).............               1.185% 02/20/03          50       49,918
  United States Treasury Bills(e)(i)..........                1.19% 02/13/03       1,275    1,273,188
  United States Treasury Bills(e)(i)..........               1.195% 02/13/03         470      469,330
  United States Treasury Bills(e)(i)..........               1.205% 02/20/03       4,000    3,993,305
                                                                                         ------------
                                                                                           52,843,692
                                                                                         ------------
REPURCHASE AGREEMENT -- 3.1%
  State Street Bank & Trust Co. Repurchase Agreement (d)      0.75% 01/02/03      14,649   14,648,975
                                                                                         ------------

                                                                              Contracts
OUTSTANDING OPTIONS PURCHASED(j)                                             -----------
Put Options
  Euro Futures, expiring 6/1/03 @ $97.00.........................                     40          500
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $167,311,479)....................................................................  167,281,859
                                                                                         ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT -- 131.4%
  (cost $609,918,796; Note 6).........................................................    619,696,096
                                                                                         ------------
OUTSTANDING OPTIONS WRITTEN(j) -- (0.3%)
Call Options -- (0.2%)
  Swap Option 3 month LIBOR, expiring 7/22/03 @ 4.0%....                       8,200,000     (119,228)
  Swap Option 3 month LIBOR, expiring 12/11/03 @ 3.0%...                      13,500,000     (106,110)
  Swap Option 3 month LIBOR, expiring 5/30/03 @ 3.25%...                      24,800,000     (280,736)
  Swap Option 3 month LIBOR, expiring 1/7/05 @ 5.0%.....                      11,500,000     (555,335)
  Swap Option 3 month LIBOR, expiring 10/7/04 @ 4.0%....                       6,200,000     (101,184)
                                                                                         ------------
                                                                                           (1,162,593)
                                                                                         ------------
Put Options -- (0.1%)
  Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%.....                      11,500,000     (131,675)
  Swap Option 3 month LIBOR, expiring 10/4/04 @ 6.0%....                       6,200,000     (169,384)
                                                                                         ------------
                                                                                             (301,059)
                                                                                         ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premium received $1,199,750).......................................................     (1,463,652)
                                                                                         ------------
                                                                              Principal
                                                           Interest Maturity   Amount
                                                             Rate     Date      (000)
INVESTMENTS SOLD SHORT -- (5.5%)                           -------- -------- -----------
U.S. Government & Agency Obligations -- (4.8%)
  United States Treasury Notes................               4.375% 05/15/07 $     5,500   (5,906,054)
  United States Treasury Notes................               4.875% 02/15/12       5,250   (5,700,965)
  United States Treasury Notes................                5.50% 05/15/09       9,900  (11,232,243)
                                                                                         ------------
                                                                                          (22,839,262)
                                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B99

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                            Principal
                                               Interest       Maturity       Amount            Value
                                                 Rate           Date          (000)           (Note 2)
INVESTMENTS SOLD SHORT (Continued)             --------       --------      ---------      -------------
U.S. Government Mortgage Backed Securities -- (0.7%)
  Federal National Mortgage Association.......    5.00%         TBA           3,000           (3,072,186)
                                                                                           -------------
TOTAL INVESTMENTS SOLD SHORT
 (proceeds received $25,517,734)..........................................................   (25,911,448)
                                                                                           -------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT -- 125.6%
 (cost $583,201,312)......................................................................   592,320,996
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (0.1%)(g)...................................       (94,063)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET -- (0.2%)(h)...........      (948,028)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.3%)....................................  (119,612,125)
                                                                                           -------------
TOTAL NET ASSETS -- 100.0%................................................................ $ 471,666,780
                                                                                           =============

The following abbreviations are used in portfolio descriptions:

AS       Aksjeselskap (Norwegian Company)
F.S.A.   Financial Security Assurance
GO       General Obligation
I/O      Interest Only
LLC      Limited Liability Company
M.T.N.   Medium Term Note
M.B.I.A. Municipal Bond Insurance Association
NR       Not Rated by Moody's or Standard & Poor's
P/O      Principal Only
PLC      Public Limited Company (British Limited Liability Company)
SA       Sociedad Anonima (Spanish Corporation) or SocieteAnonyme (French Corporation)
TBA      Securities purchased on a forward commitment basis.

(a)Represents issuer in default on interest payments, non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $14,649,585 due 1/2/03. The value of the collateral including accrued interest was $14,942,346.

(e)Security segregated as collateral for futures contracts.

(f)Increase/decrease in rate variable upon increase/decrease in Moody's or Standard & Poor's rating.

(g)Open futures contracts as of December 31, 2002 were as follows:

                                                                               Unrealized
Number of                           Expiration  Value at       Value at       Appreciation
Contracts           Type               Date    Trade Date  December 31, 2002 (Depreciation)
--------- ------------------------- ---------- ----------- ----------------- --------------
Long Positions:
   502    U.S. Treasury 10 Yr Notes   Mar 03   $56,397,965    $57,753,531      $1,355,566
   238    Euribor                     Sep 04    59,996,698     60,416,059         419,361
   124    German 10 Yr Fed Bonds      Mar 03    14,427,774     14,773,647         345,873
   170    Eurodollars                 Mar 04    41,351,000     41,601,125         250,125
    77    Eurodollars                 Dec 03    18,744,639     18,908,313         163,674
                                                                               ----------
                                                                                2,534,599
Short Positions:
    30    U.S. Treasury Bonds         Mar 03     3,270,469      3,380,625        (110,156)
                                                                               ----------
                                                                               $2,424,443
                                                                               ==========

(h)Outstanding forward foreign currency contracts as of December 31, 2002 were follows:

                                                                      Unrealized
                                     Value at         Value at       Appreciation
Forward Foreign Currency Contract Settlement Date December 31, 2002 (Depreciation)
--------------------------------- --------------- ----------------- --------------
     Purchased:
      Euro expiring 2/10/03         $ 1,450,433      $ 1,488,564      $  38,131
     Sold:
      Euro expiring 2/10/03          19,461,950       20,448,109       (986,159)
                                                                      ---------
                                                                      $(948,028)
                                                                      =========

(i)Rate quoted represents yield-to-maturity as of purchase date.

(j)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B100

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 91.1%                       Value
                                                    Shares   (Note 2)
         COMMON STOCKS -- 90.5%                     ------- -----------
         Aerospace & Defense -- 2.6%
           L-3 Communications Holdings, Inc.(a)....  16,600 $   745,506
           Northrop Grumman Corp...................   5,900     572,300
                                                            -----------
                                                              1,317,806
                                                            -----------
         Biotechnology -- 3.1%
           Biogen, Inc.(a).........................  14,400     576,864
           IDEC Pharmaceuticals Corp.(a)...........   4,900     162,533
           MedImmune, Inc.(a)......................  18,382     499,439
           Protein Design Labs, Inc.(a)............  40,800     346,800
                                                            -----------
                                                              1,585,636
                                                            -----------
         Commercial Services & Supplies -- 6.2%
           Ceridian Corp.(a).......................  37,100     534,982
           CheckFree Corp.(a)......................  21,600     345,621
           Dun & Bradstreet Corp.(a)...............  12,100     417,329
           FactSet Research Systems, Inc...........  16,600     469,282
           H&R Block, Inc..........................  18,500     743,700
           Herman Miller, Inc......................  19,600     360,640
           Manpower, Inc...........................  10,400     331,760
                                                            -----------
                                                              3,203,314
                                                            -----------
         Communications Equipment -- 0.8%
           Brocade Communications Systems, Inc.(a). 101,100     418,554
                                                            -----------
         Containers & Packaging -- 0.8%
           Sealed Air Corp.(a).....................  10,900     406,570
                                                            -----------
         Diversified Financials -- 3.4%
           Chicago Mercantile Exchange.............   3,400     148,444
           Investment Technology Group, Inc.(a)....  19,900     444,964
           Merrill Lynch & Co., Inc................  18,400     698,280
           Stilwell Financial, Inc.................  32,800     428,696
                                                            -----------
                                                              1,720,384
                                                            -----------
         Electronic Equipment & Instruments -- 6.2%
           Agilent Technologies, Inc.(a)...........  44,800     804,608
           Solectron Corp.(a)...................... 229,600     815,080
           Symbol Technologies, Inc................  56,100     461,142
           Tech Data Corp.(a)......................  21,000     566,160
           Waters Corp.(a).........................  23,400     509,652
                                                            -----------
                                                              3,156,642
                                                            -----------
         Energy Equipment & Services -- 6.7%
           BJ Services Co.(a)......................  14,800     478,188
           Cooper Cameron Corp.(a).................   8,400     418,488
           ENSCO International, Inc................  24,400     718,580
           Patterson-UTI Energy, Inc.(a)...........  18,800     567,196
           Smith International, Inc.(a)............  15,200     495,824
           Weatherford International, Ltd.(a)......  18,300     730,719
                                                            -----------
                                                              3,408,995
                                                            -----------
         Healthcare Equipment & Supplies -- 1.9%
           Alcon, Inc.(a)..........................  11,600     457,620
           Zimmer Holdings, Inc.(a)................  12,300     510,696
                                                            -----------
                                                                968,316
                                                            -----------
         Healthcare Providers & Services -- 4.1%
           AmerisourceBergen Corp..................   2,800     152,068
           AMN Healthcare Services, Inc.(a)........  17,800     300,998
           Caremark Rx, Inc.(a)....................  23,400     380,250
           Covance, Inc.(a)........................  20,500     504,095

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------- -----------
      Healthcare Providers & Services (cont'd.)
        WebMD Corp.(a)................................  90,300 $   772,065
                                                               -----------
                                                                 2,109,476
                                                               -----------
      Hotels, Restaurants & Leisure -- 1.0%
        Brinker International, Inc.(a)................  15,400     496,650
                                                               -----------
      Internet & Catalog Retail -- 2.2%
        eBay, Inc.(a).................................   7,300     495,086
        Ticketmaster (Class "B" Stock)(a).............  18,900     401,058
        USA Interactive(a)............................  10,100     231,492
                                                               -----------
                                                                 1,127,636
                                                               -----------
      Internet Software & Services -- 2.4%
        Hotels.com (Class "A" Stock)(a)...............  13,800     753,894
        Internet Security Systems, Inc.(a)............  10,100     185,133
        RealNetworks, Inc.(a).........................  79,900     304,419
                                                               -----------
                                                                 1,243,446
                                                               -----------
      IT Consulting & Services -- 3.3%
        CACI International, Inc. (Class "A" Stock)(a).  11,300     402,732
        Computer Sciences Corp.(a)....................  15,700     540,865
        SunGard Data Systems, Inc.(a).................  31,300     737,428
                                                               -----------
                                                                 1,681,025
                                                               -----------
      Media -- 12.7%
        Belo Corp. (Class "A" Stock)..................  14,800     315,536
        Clear Channel Communications, Inc.(a).........   9,600     357,984
        E.W. Scripps Co. (Class "A" Stock)............   5,900     454,005
        EchoStar Communications Corp.
         (Class "A" Stock)(a).........................  42,300     941,598
        Entravision Communications Corp.
         (Class "A" Stock)(a).........................  39,200     391,216
        Gemstar-TV Guide International, Inc.(a)....... 153,400     498,550
        Gray Television, Inc..........................  11,500     112,125
        Liberty Media Corp. (Class "A" Stock)(a)......  56,000     500,640
        Lin TV Corp. (Class "A" Stock)(a).............  18,600     452,910
        News Corp., Ltd., ADR (Australia).............  25,200     570,780
        Omnicom Group, Inc............................  11,300     729,980
        Pearson PLC, ADR (United Kingdom).............  48,600     454,410
        TMP Worldwide, Inc.(a)........................  25,900     292,929
        Univision Communications, Inc.
         (Class "A" Stock)(a).........................  17,100     418,950
                                                               -----------
                                                                 6,491,613
                                                               -----------
      Multi-line Retail -- 0.9%
        Dollar Tree Stores, Inc.(a)...................  18,200     447,174
                                                               -----------
      Pharmaceuticals -- 6.9%
        Allergan, Inc.................................   3,000     172,860
        Barr Laboratories, Inc.(a)....................  11,800     768,062
        Forest Laboratories, Inc.(a)..................   2,100     206,262
        King Pharmaceuticals, Inc.(a).................  38,400     660,096
        Sepracor, Inc.(a).............................  41,000     396,470
        SICOR, Inc.(a)................................  25,800     408,930
        Teva Pharmaceutical Industries, Ltd., ADR
         (Israel).....................................  13,200     509,652
        Watson Pharmaceuticals, Inc.(a)...............  14,800     418,396
                                                               -----------
                                                                 3,540,728
                                                               -----------
      Semiconductor Equipment & Products -- 4.4%
        Altera Corp.(a)...............................  71,700     884,061

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B101

            ---------------------------------------------------------
            SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------- -----------
        Semiconductor Equipment & Products (cont'd.)
          LSI Logic Corp.(a)........................  30,400 $   175,408
          Semtech Corp.(a)..........................  43,100     470,652
          Xilinx, Inc.(a)...........................  36,200     745,720
                                                             -----------
                                                               2,275,841
                                                             -----------
        Software -- 13.5%
          Amdocs Ltd. (United Kingdom)(a)...........  73,700     723,734
          Autodesk, Inc.............................  33,300     476,190
          Bea Systems, Inc.(a)......................  41,500     476,005
          Cadence Design Systems, Inc.(a)...........  38,200     450,378
          Cerner Corp.(a)...........................  22,400     700,224
          Fair, Issac & Co., Inc....................  13,550     578,585
          Networks Associates, Inc.(a)..............  31,800     511,662
          Parametric Technology Corp.(a)............ 116,900     294,588
          PeopleSoft, Inc.(a).......................  25,200     461,160
          Reynolds & Reynolds Co. (Class "A" Stock).  27,500     700,425
          Synopsys, Inc.(a).........................  24,300   1,121,445
          VERITAS Software Corp.(a).................  28,300     442,046
                                                             -----------
                                                               6,936,442
                                                             -----------
        Specialty Retail -- 4.1%
          Advanced Auto Parts, Inc.(a)..............  10,500     513,450
          Best Buy Co., Inc.(a).....................  14,800     357,420
          Circuit City Stores -- Circuit City Group.  64,200     476,364
          Staples, Inc.(a)..........................  28,900     528,870
          Tiffany & Co..............................  10,300     246,273
                                                             -----------
                                                               2,122,377
                                                             -----------

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- -----------
       Textiles & Apparel -- 1.0%
         Jones Apparel Group, Inc.(a)............    14,900 $   528,056
                                                            -----------
       Trading Companies & Distributors -- 0.9%
         Fastenal Co.............................    12,100     452,419
                                                            -----------
       Wireless Telecommunication Services -- 1.4%
         AT&T Wireless Services, Inc.(a).........    89,100     503,415
         Western Wireless Corp.
          (Class "A" Stock)(a)...................    44,100     233,730
                                                            -----------
                                                                737,145
                                                            -----------
       TOTAL COMMON STOCKS
        (cost $46,529,078).................................  46,376,245
                                                            -----------
       PREFERRED STOCK -- 0.6%
       Automobiles
       Porsche AG (Germany)
        (cost $302,367)..........................       663     275,503
                                                            -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $46,831,445).................................  46,651,748
                                                            -----------
       SHORT-TERM INVESTMENT -- 9.4%
       Mutual Fund
       Prudential Core Investment Fund -- Taxable
        Money Market Series
        (cost $4,818,167; Note 4)................ 4,818,167   4,818,167
                                                            -----------
       TOTAL INVESTMENTS -- 100.5%
        (cost $51,649,612; Note 6).........................  51,469,915
       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (0.5)%.............................    (237,744)
                                                            -----------
       NET ASSETS -- 100.0%................................ $51,232,171
                                                            ===========

The following abbreviations are used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B102

                        ---------------------------------
                        SP SMALL/MID CAP VALUE PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



       LONG-TERM INVESTMENTS -- 98.4%                            Value
                                                        Shares  (Note 2)
       COMMON STOCKS                                    ------ ----------
       Advertising -- 0.5%
         Getty Images, Inc.(a)......................... 14,700 $  449,085
                                                               ----------
       Aerospace/Defense -- 0.5%
         Integrated Defense Technologies, Inc.(a)......  4,700     68,150
         United Defense Industries, Inc.(a)............ 19,300    449,690
                                                               ----------
                                                                  517,840
                                                               ----------
       Agricultural Products & Services -- 0.7%
         Delta & Pine Land Co.......................... 32,300    659,243
                                                               ----------
       Airlines -- 0.9%
         Alaska Air Group, Inc.(a).....................  3,100     67,115
         Delta Air Lines, Inc.......................... 19,200    232,320
         Northwest Airlines Corp. (Class "A" Stock)(a). 80,200    588,668
                                                               ----------
                                                                  888,103
                                                               ----------
       Apparel -- 0.8%
         OshKosh B'Gosh, Inc. (Class "A" Stock)........ 20,000    561,000
         UniFirst Corp.................................  9,600    193,920
                                                               ----------
                                                                  754,920
                                                               ----------
       Appliances & Home Furnishings -- 1.3%
         Applica, Inc.(a).............................. 20,300    101,500
         Furniture Brands International, Inc.(a)....... 27,700    660,645
         Kirkland's, Inc.(a)...........................  6,000     67,800
         Maytag Corp...................................  9,900    282,150
         York International Corp.......................  5,600    143,192
                                                               ----------
                                                                1,255,287
                                                               ----------
       Autos - Cars & Trucks -- 1.3%
         American Axle & Manufacturing Holdings,
          Inc.(a)...................................... 16,600    388,772
         Coachmen Industries, Inc...................... 40,880    645,904
         Monaco Coach Corp.(a).........................  2,800     46,340
         Monro Muffler Brake, Inc.(a)..................  5,900     99,710
         Superior Industries International, Inc........  1,900     78,584
                                                               ----------
                                                                1,259,310
                                                               ----------
       Banks and Savings & Loans -- 8.7%
         Alabama National BanCorp......................  1,300     56,550
         Astoria Financial Corp........................ 10,600    287,790
         Bank of Hawaii Corp........................... 32,200    978,558
         BankAtlantic Bancorp, Inc. (Class "A" Stock).. 75,400    712,530
         Banknorth Group, Inc.......................... 24,300    549,180
         BOK Financial Corp.(a)........................  2,700     87,453
         Boston Private Financial Holdings, Inc........  3,700     73,482
         City National Corp............................ 17,100    752,229
         Commercial Federal Corp.......................  2,000     46,700
         First Niagara Financial Group, Inc............ 14,600    381,352
         FirstMerit Corp............................... 14,100    305,406
         Hancock Holding Co............................  6,500    290,225
         Hawthorne Financial Corp.(a)..................  5,100    145,554
         Huntington Bancshares, Inc....................  6,600    123,486
         IBERIABANK Corp...............................  4,700    188,752
         IndyMac Bancorp, Inc.(a)...................... 31,200    576,888
         Investors Financial Services Corp.............  7,200    197,208
         Mercantile Bankshares Corp.................... 17,000    656,030
         NetBank, Inc.(a).............................. 22,800    220,704
         Popular, Inc.................................. 10,600    358,280
         PrivateBancorp, Inc...........................  1,600     60,560
         Silicon Valley Bancshares, Inc.(a)............ 18,200    332,150

          COMMON STOCKS                                       Value
                                                    Shares   (Note 2)
          (Continued)                               ------- ----------
          Banks and Savings & Loans (cont'd.)
            Southwest Bancorp of Texas, Inc.(a)....  10,600 $  305,386
            Southwest Bancorp, Inc.................   8,300    215,717
            Sovereign Bancorp, Inc.................  40,800    573,240
            Texas Regional Bancshares, Inc.
             (Class "A" Stock).....................   2,300     81,744
            Webster Financial Corp.................   1,700     59,160
                                                            ----------
                                                             8,616,314
                                                            ----------
          Business Services -- 1.4%
            eFunds Corp.(a)........................  22,000    200,420
            infoUSA, Inc.(a).......................  16,200     80,514
            Manpower, Inc..........................  16,600    529,540
            MPS Group, Inc.(a).....................  45,700    253,178
            National Processing, Inc.(a)...........  11,900    190,995
            Overture Services, Inc.(a).............   5,300    144,743
                                                            ----------
                                                             1,399,390
                                                            ----------
          Chemicals -- 5.5%
            Arch Chemicals, Inc....................  36,300    662,475
            Cytec Industries, Inc.(a)..............  27,600    752,928
            Ferro Corp.............................  22,600    552,118
            Georgia Gulf Corp......................  15,000    347,100
            IMC Global, Inc........................  29,900    319,033
            Ionics, Inc.(a)........................   2,200     50,160
            Lyondell Chemical Co...................  75,500    954,320
            Methanex Corp. (Canada)................   8,100     67,878
            Millennium Chemicals, Inc..............  92,900    884,408
            Minerals Technologies, Inc.............   4,000    172,600
            Olin Corp..............................  13,000    202,150
            PolyOne Corp........................... 118,700    465,304
            Solutia, Inc...........................   9,800     35,574
                                                            ----------
                                                             5,466,048
                                                            ----------
          Commercial Services -- 1.0%
            Angelica Corp..........................  11,100    229,215
            Applera Corp.-Celera Genomics Group(a).   2,500     23,875
            Insurance Auto Auctions, Inc.(a).......  14,900    247,191
            Labor Ready, Inc.(a)...................  16,100    103,362
            SOURCECORP, Inc.(a)....................  21,800    405,262
                                                            ----------
                                                             1,008,905
                                                            ----------
          Computer Software & Services -- 2.3%
            Avocent Corp.(a).......................  16,100    357,742
            Ceridian Corp.(a)......................   4,100     59,122
            Diebold, Inc...........................   8,200    338,004
            Exult, Inc.(a).........................  16,400     52,152
            Hutchinson Technology, Inc.(a).........   3,000     62,100
            InterCept Group, Inc.(a)...............  27,000    457,137
            NetScreen Technologies, Inc.(a)........   5,800     97,672
            RadiSys Corp.(a).......................  36,100    288,078
            Storage Technology Corp.(a)............  23,100    494,802
            Vastera, Inc.(a).......................  21,700    122,627
                                                            ----------
                                                             2,329,436
                                                            ----------
          Construction -- 3.0%
            Clayton Homes, Inc.....................  32,500    395,850
            D.R. Horton, Inc.......................   8,600    149,210
            Florida Rock Industries, Inc...........   1,600     60,880
            Fluor Corp.(a).........................   6,300    176,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B103

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          COMMON STOCKS                                       Value
                                                     Shares  (Note 2)
          (Continued)                                ------ ----------
          Construction (cont'd.)
            KB HOME................................. 10,300 $  441,355
            Martin Marietta Materials, Inc.......... 18,100    554,946
            Pulte Homes, Inc........................  3,100    148,397
            Ryland Group, Inc....................... 18,500    616,975
            Standard Pacific Corp................... 17,900    443,025
                                                            ----------
                                                             2,987,038
                                                            ----------
          Consumer Products -- 0.2%
            Alberto-Culver Co. (Class "A" Stock)....  4,900    238,091
                                                            ----------
          Containers -- 2.2%
            Ball Corp...............................  6,400    327,616
            Owens-Illinois, Inc.(a)................. 41,000    597,780
            Packaging Corp. of America(a)........... 35,900    654,816
            Pactiv Corp.(a)......................... 19,400    424,084
            Silgan Holdings, Inc.(a)................  8,800    217,184
                                                            ----------
                                                             2,221,480
                                                            ----------
          Distribution/Wholesalers -- 2.5%
            Bell Microproducts, Inc.(a)............. 35,400    196,116
            Fastenal Co.............................  7,200    269,208
            Ingram Micro, Inc. (Class "A" Stock)(a). 21,100    260,585
            SCP Pool Corp.(a)....................... 27,500    803,000
            Tech Data Corp.(a)...................... 35,100    946,296
                                                            ----------
                                                             2,475,205
                                                            ----------
          Diversified Manufacturing Operations -- 3.7%
            Actuant Corp. (Class "A" Stock)(a)......  8,500    394,825
            Black & Decker Corp.....................  4,300    184,427
            CUNO, Inc.(a)........................... 11,600    384,192
            Federal Signal Corp.....................  3,000     58,260
            Pentair, Inc............................ 29,200  1,008,860
            Snap-on, Inc............................ 26,000    730,860
            Terex Corp.(a).......................... 29,200    325,288
            Thermo Electron Corp.(a)................ 26,600    535,192
                                                            ----------
                                                             3,621,904
                                                            ----------
          Drugs & Medical Supplies -- 2.7%
            Barr Laboratories, Inc.(a)..............  2,700    175,743
            CV Therapeutics, Inc.(a)................  2,000     36,440
            DENTSPLY International, Inc............. 16,900    628,680
            Kensey Nash Corp.(a)....................  7,700    140,679
            Neurocrine Biosciences, Inc.(a).........  4,200    191,772
            Salix Pharmaceuticals, Ltd.(a).......... 26,500    185,235
            STERIS Corp.(a)......................... 27,300    662,025
            Varian Medical Systems, Inc.(a).........  8,900    441,440
            Vertex Pharmaceuticals, Inc.(a)......... 11,900    188,615
            Viasys Healthcare, Inc.(a)..............  1,417     21,099
                                                            ----------
                                                             2,671,728
                                                            ----------
          Electronics -- 2.5%
            AMETEK, Inc.............................  4,500    173,205
            Applied Films Corp.(a).................. 21,600    431,784
            Arrow Electronics, Inc.(a).............. 10,800    138,132
            Artesyn Technologies, Inc.(a)...........  7,300     28,032
            Avnet, Inc.(a).......................... 72,500    785,175
            Hubbell, Inc. (Class "B" Stock).........  5,500    193,270
            Millipore Corp.(a)...................... 13,100    445,400
            Polycom, Inc.(a)........................ 15,600    148,512

            COMMON STOCKS                                   Value
                                                   Shares  (Note 2)
            (Continued)                            ------ ----------
            Electronics (cont'd.)
              Tektronix, Inc.(a)..................  9,400 $  170,986
                                                          ----------
                                                           2,514,496
                                                          ----------
            Energy -- 2.3%
              Equitable Resources, Inc............ 33,200  1,163,328
              Kinder Morgan, Inc..................  8,200    346,614
              Sempra Energy....................... 32,400    766,260
                                                          ----------
                                                           2,276,202
                                                          ----------
            Engineering -- 0.3%
              Jacobs Engineering Group, Inc.(a)...  5,700    202,920
              URS Corp.(a)........................  5,200     73,996
                                                          ----------
                                                             276,916
                                                          ----------
            Environmental Services -- 0.4%
              Republic Services, Inc.(a).......... 19,800    415,404
                                                          ----------
            Financial Services -- 3.4%
              Allied Capital Corp................. 10,365    226,268
              Commerce Bancorp, Inc............... 17,500    755,825
              Federal Agricultural Mortgage Corp.
               (Class "C" Stock)(a)............... 15,100    462,664
              LaBranche & Co., Inc.(a)............ 14,000    372,960
              Legg Mason, Inc.....................  3,900    189,306
              Old Republic International Corp.....  8,200    229,600
              Radian Group, Inc...................  6,000    222,900
              Raymond James Financial, Inc........ 17,900    529,482
              Waddell & Reed Financial, Inc.
               (Class "A" Stock).................. 18,400    361,928
                                                          ----------
                                                           3,350,933
                                                          ----------
            Food & Beverage -- 2.3%
              Dean Foods Co.(a)................... 17,432    646,727
              Dole Food Co., Inc.................. 15,100    491,958
              Fresh Del Monte Produce, Inc........ 14,300    270,413
              Sensient Technologies Corp.......... 38,700    869,589
                                                          ----------
                                                           2,278,687
                                                          ----------
            Hospitals/Healthcare Management -- 1.5%
              AmeriPath, Inc.(a)..................  4,700    101,050
              Centene Corp.(a).................... 16,400    550,876
              Community Health Systems, Inc.(a)... 21,500    442,685
              Triad Hospitals, Inc.(a)............ 12,600    375,858
                                                          ----------
                                                           1,470,469
                                                          ----------
            Index Funds -- 1.1%
              Russell 2000 Value Index Fund.......  6,600    735,900
              Russell Mid-Cap Value Index Fund....  5,700    390,735
                                                          ----------
                                                           1,126,635
                                                          ----------
            Industrials -- 1.6%
              Kennametal, Inc..................... 16,700    575,816
              Milacron, Inc....................... 69,700    414,715
              Oshkosh Truck Corp..................  9,100    559,650
                                                          ----------
                                                           1,550,181
                                                          ----------
            Insurance -- 4.2%
              Allmerica Financial Corp.(a)........  6,800     68,680
              Fidelity National Financial, Inc.... 18,300    600,789
              HCC Insurance Holdings, Inc......... 34,300    843,780
              Markel Corp.(a).....................  4,100    842,550

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B104

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       COMMON STOCKS                                            Value
                                                       Shares  (Note 2)
       (Continued)                                     ------ -----------
       Insurance (cont'd.)
         Penn-America Group, Inc...................... 16,450 $   148,873
         PMA Capital Corp. (Class "A" Stock)..........  4,600      65,918
         Protective Life Corp.........................  9,900     272,448
         Reinsurance Group of America, Inc............  2,100      56,868
         UICI(a)...................................... 34,700     539,585
         Vesta Insurance Group, Inc................... 66,700     183,425
         Zenith National Insurance Corp............... 22,900     538,608
                                                              -----------
                                                                4,161,524
                                                              -----------
       Leisure -- 0.7%
         International Speedway Corp.
          (Class "A" Stock)........................... 10,100     376,629
         MarineMax, Inc.(a)........................... 18,900     223,209
         Polaris Industries, Inc......................    600      35,160
         Station Casinos, Inc.(a).....................  5,500      97,350
                                                              -----------
                                                                  732,348
                                                              -----------
       Machinery -- 2.0%
         AGCO Corp.(a)................................ 17,500     386,750
         Albany International Corp. (Class "A" Stock).  6,400     132,224
         Astec Industries, Inc.(a).................... 35,200     349,536
         IDEX Corp....................................  7,500     245,250
         NACCO Industries, Inc. (Class "A" Stock)..... 10,800     472,716
         Stewart & Stevenson Services, Inc............ 23,100     326,634
         Wabtec Corp..................................  7,300     102,492
                                                              -----------
                                                                2,015,602
                                                              -----------
       Media -- 3.4%
         Belo Corp. (Class "A" Stock)................. 23,900     509,548
         Cablevision Systems New York Group
          (Class "A" Stock)(a)........................ 33,200     555,768
         Cumulus Media, Inc. (Class "A" Stock)(a).....  3,100      46,097
         Emmis Communications Corp.
          (Class "A" Stock)(a)........................ 28,300     589,489
         Entercom Communications Corp.(a).............  5,200     243,984
         Lee Enterprises, Inc......................... 11,000     368,720
         Radio One, Inc. (Class "D" Stock)(a)......... 37,500     541,125
         The E.W. Scripps Co. (Class "A" Stock).......  6,600     507,870
                                                              -----------
                                                                3,362,601
                                                              -----------
       Metals & Mining -- 0.4%
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a)........................  5,600      93,968
         Massey Energy Co............................. 31,200     303,264
                                                              -----------
                                                                  397,232
                                                              -----------
       Mineral Resources -- 0.7%
         Phelps Dodge Corp.(a)........................ 20,400     645,660
                                                              -----------
       Networking -- 0.5%
         3Com Corp.(a)................................ 17,900      82,877
         Network Associates, Inc.(a)..................  8,800     141,592
         Quest Software, Inc.(a)...................... 25,100     258,781
                                                              -----------
                                                                  483,250
                                                              -----------
       Office Equipment & Supplies -- 0.2%
         IKON Office Solutions, Inc................... 26,900     192,335
                                                              -----------
       Oil - Exploration/Production -- 2.1%
         Hurricane Hydrocarbons, Ltd.
          (Class "A" Stock)(a)........................ 57,900     603,318

      COMMON STOCKS                                              Value
                                                        Shares  (Note 2)
      (Continued)                                       ------ -----------
      Oil - Exploration/Production (cont'd.)
        Pioneer Natural Resources Co.(a)............... 22,800 $   575,700
        Pride International, Inc.(a)................... 36,900     549,810
        Spinnaker Exploration Co.(a)................... 16,200     357,210
                                                               -----------
                                                                 2,086,038
                                                               -----------
      Oil & Gas Services -- 2.2%
        Cal Dive International, Inc.(a)................  2,100      49,350
        Grant Prideco, Inc.(a).........................  1,000      11,640
        KeySpan Corp................................... 10,200     359,448
        National-Oilwell, Inc.(a)......................  1,100      24,024
        NorthWestern Corp.............................. 10,800      54,864
        Nuevo Energy Co.(a)............................  1,800      19,980
        Oceaneering International, Inc.(a).............  5,500     136,070
        Premcor, Inc.(a)............................... 24,500     544,635
        Smith International, Inc.(a)...................  5,200     169,624
        Tidewater, Inc.................................  6,200     192,820
        Universal Compression Holdings, Inc.(a)........  5,600     107,128
        Valero Energy Corp............................. 14,500     535,630
        W-H Energy Services, Inc.(a)...................  1,300      18,967
                                                               -----------
                                                                 2,224,180
                                                               -----------
      Precious Metals -- 0.4%
        Agnico-Eagle Mines, Ltd. (Canada)..............  7,300     108,478
        Royal Gold, Inc................................ 13,300     331,449
                                                               -----------
                                                                   439,927
                                                               -----------
      Printing & Publishing -- 1.0%
        Banta Corp..................................... 18,700     584,749
        Playboy Enterprises, Inc. (Class "A" Stock)(a). 41,100     416,343
                                                               -----------
                                                                 1,001,092
                                                               -----------
      Real Estate Investment Trust -- 10.3%
        Alexandria Real Estate Equities, Inc........... 10,700     455,820
        Apartment Investment & Management Co.
         (Class "A" Stock)............................. 16,700     625,916
        Avalonbay Communities, Inc..................... 15,400     602,756
        Boardwalk Equities, Inc. (Canada).............. 56,200     538,958
        CarrAmerica Realty Corp........................  9,700     242,985
        Catellus Development Corp.(a).................. 31,700     629,245
        CBL & Associates Properties, Inc............... 21,900     877,095
        CenterPoint Properties Corp.................... 13,800     788,670
        Centex Corp....................................  3,700     185,740
        Crescent Real Estate Equities Co............... 13,600     226,304
        Duke Realty Corp............................... 24,300     618,435
        General Growth Properties, Inc................. 11,000     572,000
        Home Properties of New York, Inc............... 12,300     423,735
        MeriStar Hospitality Corp...................... 54,400     359,040
        Pan Pacific Retail Properties, Inc............. 20,200     737,906
        Reckson Associates Realty Corp................. 28,600     602,030
        Regency Centers Corp...........................  2,800      90,720
        Sun Communities, Inc...........................  7,400     270,618
        Taubman Centers, Inc........................... 24,600     399,258
        Vornado Realty Trust........................... 25,600     952,320
                                                               -----------
                                                                10,199,551
                                                               -----------
      Restaurants -- 0.6%
        Applebee's International, Inc..................  3,700      85,807
        Darden Restaurants, Inc........................  9,800     200,410
        Jack in the Box, Inc.(a).......................  8,600     148,694

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B105

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


           COMMON STOCKS                                   Value
                                                  Shares  (Note 2)
           (Continued)                            ------ -----------
           Restaurants (cont'd.)
             Wendy's International, Inc..........  6,900 $   186,783
                                                         -----------
                                                             621,694
                                                         -----------
           Retail -- 5.3%
             Aeropostale, Inc.(a)................ 40,300     425,971
             American Eagle Outfitters, Inc.(a)..    900      12,402
             Barnes & Noble, Inc.(a)............. 16,900     305,383
             Bebe Stores, Inc.(a)................ 15,100     202,340
             Big Lots, Inc.(a)................... 46,300     612,549
             Borders Group, Inc.(a).............. 30,900     497,490
             Christopher & Banks Corp.(a)........  3,100      64,325
             Coldwater Creek, Inc.(a)............ 29,900     574,080
             Fred's, Inc.........................  1,900      48,830
             J. Jill Group, Inc.(a)..............  3,100      43,338
             Longs Drug Stores Corp.............. 15,200     315,248
             Nordstrom, Inc......................  9,400     178,318
             PETCO Animal Supplies, Inc.(a)...... 22,000     515,658
             PETsMART, Inc.(a)................... 11,500     196,995
             Regis Corp..........................  6,400     166,336
             Saks, Inc.(a)....................... 60,900     714,966
             Too, Inc.(a)........................  5,400     127,008
             Whole Foods Market, Inc.(a).........  4,100     216,193
             Winn-Dixie Stores, Inc..............  3,000      45,840
                                                         -----------
                                                           5,263,270
                                                         -----------
           Semiconductors -- 0.9%
             Amphenol Corp. (Class "A" Stock)(a).  7,400     281,200
             Axcelis Technologies, Inc.(a).......  5,900      33,093
             Cypress Semiconductor Corp.(a)...... 10,200      58,344
             DuPont Photomasks, Inc.(a)..........  8,100     188,325
             Intersil Corp. (Class "A" Stock)(a). 17,800     248,132
             LTX Corp.(a)........................ 10,300      62,109
                                                         -----------
                                                             871,203
                                                         -----------
           Steel & Metals -- 1.1%
             AK Steel Holding Corp.(a)........... 14,700     117,600
             Century Aluminum Co................. 63,500     470,535
             Liquidmetal Technologies(a)......... 24,500     251,860
             Meridian Gold, Inc. (Canada)(a).....  2,900      51,127
             Ryerson Tull, Inc................... 32,300     197,030
                                                         -----------
                                                           1,088,152
                                                         -----------
           Telecommunications -- 1.1%
             Andrew Corp.(a).....................  8,100      83,268
             Citizens Communications Co.(a)...... 42,700     450,485

        COMMON STOCKS                                         Value
                                                  Shares     (Note 2)
        (Continued)                              --------- -----------
        Telecommunications (cont'd.)
          Comverse Technology, Inc.(a)..........   36,400  $   364,728
          Harris Corp...........................    7,400      194,620
          Triton PCS Holdings, Inc.(a)..........    9,200       36,156
                                                           -----------
                                                             1,129,257
                                                           -----------
        Textiles -- 0.2%
          National Service Industries, Inc......   31,900      229,042
                                                           -----------
        Transportation -- 1.5%
          Alexander & Baldwin, Inc..............   18,300      471,957
          CNF, Inc..............................    9,000      299,160
          Kansas City Southern..................   48,900      586,800
          Ryder System, Inc.....................    6,400      143,616
                                                           -----------
                                                             1,501,533
                                                           -----------
        Utility - Electric -- 4.3%
          Ameren Corp...........................   12,300      511,311
          Cinergy Corp..........................   16,900      569,868
          DPL, Inc..............................   35,200      539,968
          Energy East Corp......................   11,400      251,826
          FirstEnergy Corp......................    5,200      171,444
          Northeast Utilities...................   22,300      338,291
          NSTAR.................................   10,800      479,412
          SCANA Corp............................   23,500      727,560
          Wisconsin Energy Corp.................   25,900      652,680
                                                           -----------
                                                             4,242,360
                                                           -----------
        Utility - Water -- 0.7%
          Philadelphia Suburban Corp............   31,400      646,840
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $105,048,303)..............................  97,613,941
                                                           -----------
                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 2.1%                       ---------
        Repurchase Agreement
        State Street Bank & Trust Co. Repurchase
         Agreement, 0.75%, 1/2/03(b)
         (cost $2,073,947)......................  $ 2,074  $ 2,073,947
                                                           -----------
        TOTAL INVESTMENTS -- 100.5%
         (cost $107,122,250; Note 6)......................  99,687,888
        LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%...    (494,330)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $99,193,558
                                                           ===========

(a)Non-Income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,074,034 due 1/2/03. The value of the collateral including accrued interest was $2,118,608.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B106

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



      LONG-TERM INVESTMENTS -- 95.1%                             Value
                                                        Shares  (Note 2)
      COMMON STOCKS                                     ------ ----------
      Automobiles & Motorcycles -- 2.9%
        Harley-Davidson, Inc........................... 10,800 $  498,960
                                                               ----------
      Beverages -- 2.1%
        The Coca-Cola Co...............................  8,300    363,706
                                                               ----------
      Biotechnology -- 3.5%
        Amgen, Inc.(a)................................. 12,500    604,250
                                                               ----------
      Communications Equipment -- 4.9%
        Cisco Systems, Inc.(a)......................... 38,100    499,110
        Nokia Oyj, ADR (Finland)....................... 22,500    348,750
                                                               ----------
                                                                  847,860
                                                               ----------
      Computers & Peripherals -- 3.5%
        Dell Computer Corp.(a)......................... 22,800    609,672
                                                               ----------
      Diversified Financials -- 14.3%
        Citigroup, Inc................................. 19,900    700,281
        Federal Home Loan Mortgage Corp................  8,150    481,257
        Goldman Sachs Group, Inc.......................  5,300    360,930
        MBNA Corp...................................... 25,900    492,618
        Merrill Lynch & Co., Inc....................... 11,500    436,425
                                                               ----------
                                                                2,471,511
                                                               ----------
      Energy Equipment & Services -- 3.2%
        BJ Services Co.(a)............................. 17,400    562,194
                                                               ----------
      Food & Drug Retailing -- 2.2%
        Walgreen Co.................................... 13,200    385,308
                                                               ----------
      Healthcare Providers & Services -- 6.9%
        Cardinal Health, Inc...........................  6,800    402,492
        Tenet Healthcare Corp.(a)......................  5,500     90,200
        UnitedHealth Group, Inc........................  8,500    709,750
                                                               ----------
                                                                1,202,442
                                                               ----------
      Hotels, Restaurants & Leisure -- 2.5%
        Marriott International, Inc. (Class "A" Stock). 13,200    433,884
                                                               ----------
      Industrial Conglomerates -- 1.7%
        General Electric Co............................ 12,400    301,940
                                                               ----------
      Insurance -- 4.5%
        American International Group, Inc.............. 13,500    780,975
                                                               ----------
      Media -- 5.8%
        Viacom, Inc. (Class "B" Stock)(a).............. 24,800  1,010,848
                                                               ----------
      Multi-line Retail -- 6.6%
        Kohl's Corp.(a)................................ 20,600  1,152,570
                                                               ----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 --------- -----------
       Pharmaceuticals -- 13.1%
         Abbott Laboratories......................   11,900  $   476,000
         Johnson & Johnson........................   11,300      606,923
         Pfizer, Inc..............................   38,800    1,186,116
                                                             -----------
                                                               2,269,039
                                                             -----------
       Semiconductor Equipment & Products -- 3.7%
         Applied Materials, Inc.(a)...............   22,800      297,084
         Texas Instruments, Inc...................   23,200      348,232
                                                             -----------
                                                                 645,316
                                                             -----------
       Software -- 5.3%
         Microsoft Corp.(a).......................   17,700      915,090
                                                             -----------
       Specialty Retail -- 4.2%
         Lowe's Cos., Inc.........................   10,400      390,000
         Tiffany & Co.............................   13,900      332,349
                                                             -----------
                                                                 722,349
                                                             -----------
       Wireless Telecommunication Services -- 4.2%
         AT&T Wireless Services, Inc.(a)..........   58,700      331,655
         Vodafone Group PLC, ADR (United
          Kingdom)................................   21,700      393,204
                                                             -----------
                                                                 724,859
                                                             -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $17,768,902)..................................  16,502,773
                                                             -----------
                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENTS -- 4.8%                         ---------
       Repurchase Agreement -- 2.3%
         State Street Bank & Trust Co. Repurchase
          Agreement, 0.75%, 1/2/03(b)............. $    395      395,079
                                                             -----------
                                                    Shares
                                                   ---------
       Mutual Fund -- 2.5%
         Prudential Core Investment Fund --
          Taxable Money Market Series (Note 4)....  432,624      432,624
                                                             -----------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $827,703).....................................     827,703
                                                             -----------
       TOTAL INVESTMENTS -- 99.9%
        (cost $18,596,605; Note 6)..........................  17,330,476
       OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.1%                                       14,037
                                                             -----------
       NET ASSETS -- 100.0%................................. $17,344,513
                                                             ===========


The following abbreviations are used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $395,095 due 1/2/03. The value of the collateral including accrued interest was $404,401.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B107

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          LONG-TERM INVESTMENTS -- 98.0%                    Value
                                                Shares     (Note 2)
          COMMON STOCKS                         ------- --------------
          Advertising -- 0.2%
            Omnicom Group, Inc.(b).............  53,800 $    3,475,480
            TMP Worldwide, Inc.(a).............  35,100        396,981
                                                        --------------
                                                             3,872,461
                                                        --------------
          Aerospace -- 1.7%
            Boeing Co.......................... 241,836      7,978,170
            General Dynamics Corp..............  57,200      4,539,964
            Lockheed Martin Corp............... 130,898      7,559,359
            Northrop Grumman Corp.(b)..........  51,164      4,962,887
            Raytheon Co........................ 115,618      3,555,253
            Rockwell Automation, Inc...........  53,300      1,103,843
            Rockwell Collins, Inc..............  52,500      1,221,150
            United Technologies Corp........... 132,800      8,225,632
                                                        --------------
                                                            39,146,258
                                                        --------------
          Airlines -- 0.2%
            AMR Corp.(a).......................  48,200        318,120
            Delta Airlines, Inc................  39,000        471,900
            Southwest Airlines Co.............. 204,837      2,847,234
                                                        --------------
                                                             3,637,254
                                                        --------------
          Apparel -- 0.2%
            Jones Apparel Group, Inc.(a).......  37,500      1,329,000
            Nike, Inc. (Class "B" Stock).......  74,900      3,330,803
            Reebok International, Ltd.(a)(b)...  19,000        558,600
                                                        --------------
                                                             5,218,403
                                                        --------------
          Autos - Cars & Trucks -- 1.0%
            Cummins Engine Co., Inc............  12,400        348,812
            Dana Corp..........................  37,894        445,633
            Delphi Automotive Systems Corp..... 162,044      1,304,454
            Ford Motor Co.(b).................. 525,345      4,885,709
            General Motors Corp.(b)............ 160,100      5,901,286
            Genuine Parts Co...................  49,225      1,516,130
            Harley-Davidson, Inc...............  86,600      4,000,920
            Johnson Controls, Inc..............  25,200      2,020,284
            Navistar International Corp.(a)....  18,900        459,459
            PACCAR, Inc........................  34,290      1,581,798
            Visteon Corp.......................  42,964        299,029
                                                        --------------
                                                            22,763,514
                                                        --------------
          Banks and Savings & Loans -- 6.4%
            AmSouth Bancorporation............. 104,900      2,014,080
            Bank of New York Co., Inc.......... 207,100      4,962,116
            Bank One Corp...................... 336,545     12,300,720
            BankAmerica Corp................... 427,744     29,758,150
            Capital One Financial Corp.(b).....  63,500      1,887,220
            Charter One Financial, Inc.........  67,273      1,932,753
            Comerica, Inc......................  51,250      2,216,050
            Fifth Third Bancorp................ 166,749      9,763,154
            First Tennessee National Corp......  31,000      1,114,140
            Golden West Financial Corp.........  43,400      3,116,554
            Huntington Bancshares, Inc.........  69,875      1,307,361
            KeyCorp............................ 124,400      3,127,416
            Mellon Financial Corp.............. 124,200      3,242,862
            National City Corp................. 174,000      4,753,680
            North Fork Bancorporation, Inc.(b).  39,000      1,315,860
            Northern Trust Corp................  65,200      2,285,260
            PNC Financial Services Group.......  79,900      3,347,810

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        Providian Financial Corp.(a)............    96,200 $      624,338
        SouthTrust Corp.........................   102,100      2,537,185
        State Street Corp.......................    92,100      3,591,900
        Suntrust Banks, Inc.....................    81,300      4,627,596
        U.S. Bancorp............................   544,481     11,553,887
        Union Planters Corp.....................    53,600      1,508,304
        Wachovia Corp...........................   392,278     14,294,611
        Wells Fargo & Co........................   483,160     22,645,709
        Zions Bancorporation....................    28,000      1,101,772
                                                           --------------
                                                              150,930,488
                                                           --------------
      Chemicals -- 1.3%
        Air Products & Chemicals, Inc...........    65,900      2,817,225
        Dow Chemical Co.........................   261,261      7,759,452
        Du Pont (E.I.) de Nemours & Co..........   283,391     12,015,778
        Eastman Chemical Co.....................    22,400        823,648
        Engelhard Corp..........................    32,375        723,581
        Great Lakes Chemical Corp...............    13,500        322,380
        Hercules, Inc.(a).......................    37,400        329,120
        Praxair, Inc............................    44,700      2,582,319
        Rohm & Haas Co.(b)......................    60,600      1,968,288
        Sigma-Aldrich Corp.(b)..................    21,200      1,032,440
                                                           --------------
                                                               30,374,231
                                                           --------------
      Commercial Services -- 0.7%
        Cendant Corp.(a)(b).....................   305,818      3,204,973
        Cintas Corp.............................    50,300      2,301,225
        Concord EFS, Inc.(a)....................   150,300      2,365,722
        Convergys Corp.(a)......................    51,900        786,285
        Deluxe Corp.............................    18,800        791,480
        eBay, Inc.(a)...........................    85,000      5,764,700
        Fiserv, Inc.(a).........................    58,200      1,975,890
        Quintiles Transnational Corp.(a)........    36,000        435,600
                                                           --------------
                                                               17,625,875
                                                           --------------
      Computers -- 3.3%
        Apple Computer, Inc.(a).................   101,200      1,450,196
        Citrix Systems, Inc.(a).................    60,800        749,056
        Comverse Technology, Inc.(a)............    58,000        581,160
        Dell Computer Corp.(a)..................   736,100     19,683,314
        Hewlett-Packard Co......................   872,016     15,138,198
        International Business Machines Corp....   480,700     37,254,250
        Sun Microsystems, Inc.(a)...............   932,900      2,901,319
                                                           --------------
                                                               77,757,493
                                                           --------------
      Computer Service -- 7.2%
        Adobe Systems, Inc......................    70,200      1,741,030
        Autodesk, Inc...........................    33,600        480,480
        Automatic Data Processing, Inc..........   176,600      6,931,550
        Avaya, Inc.(a)..........................    97,908        239,875
        BMC Software, Inc.(a)...................    67,600      1,156,636
        Cisco Systems, Inc.(a).................. 2,068,400     27,096,040
        Computer Associates International, Inc..   159,243      2,149,780
        Computer Sciences Corp.(a)..............    49,200      1,694,940
        Compuware Corp.(a)......................   118,600        569,280
        EMC Corp.(a)............................   632,074      3,880,934
        First Data Corp.........................   213,600      7,563,576
        Gateway, Inc.(a)........................   106,800        335,352
        Intuit, Inc.(a).........................    61,700      2,894,964

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B108

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Service (cont'd.)
        Lexmark International, Inc.(a)...........    33,714 $    2,039,697
        Mercury Interactive Corp.(a).............    25,000        741,250
        Micron Technology, Inc.(a)...............   170,700      1,662,618
        Microsoft Corp.(a)....................... 1,523,500     78,764,950
        NCR Corp.(a).............................    25,900        614,866
        Network Appliance, Inc.(a)...............    92,400        924,000
        Novell, Inc.(a)..........................   126,100        421,174
        NVIDIA Corp.(a)..........................    44,000        506,440
        Oracle Corp.(a).......................... 1,544,820     16,684,056
        Parametric Technology Corp.(a)...........    97,000        244,440
        Peoplesoft, Inc.(a)......................    90,000      1,647,000
        Rational Software Corp.(a)...............    53,000        550,670
        Siebel Systems, Inc.(a)(b)...............   134,900      1,009,052
        SunGuard Data Systems, Inc.(a)...........    67,000      1,578,520
        Symbol Technologies, Inc.................    73,400        603,348
        Unisys Corp.(a)..........................    95,000        940,500
        VERITAS Software Corp.(a)................   111,559      1,742,552
        Yahoo!, Inc.(a)(b).......................   171,700      2,807,295
                                                            --------------
                                                               170,216,865
                                                            --------------
      Construction -- 0.2%
        Centex Corp..............................    19,600        983,920
        Fluor Corp...............................    23,500        658,000
        KB HOME..................................    16,166        692,713
        Pulte Corp...............................    14,500        694,115
        Vulcan Materials Co......................    23,600        885,000
                                                            --------------
                                                                 3,913,748
                                                            --------------
      Consumer Products
        Tupperware Corp..........................    22,300        336,284
                                                            --------------
      Containers -- 0.1%
        Ball Corp................................    17,800        911,182
        Bemis Co., Inc...........................    16,100        799,043
        Pactiv Corp.(a)..........................    43,900        959,654
                                                            --------------
                                                                 2,669,879
                                                            --------------
      Cosmetics & Soaps -- 2.4%
        Alberto-Culver Co.
         (Class "B" Stock)(b)....................    15,200        766,080
        Avon Products, Inc.(b)...................    68,300      3,679,321
        Clorox Co................................    64,200      2,648,250
        Colgate-Palmolive Co.....................   154,900      8,121,407
        Gillette Co.(b)..........................   297,200      9,022,992
        International Flavors & Fragrances, Inc..    29,400      1,031,940
        Procter & Gamble Co......................   371,704     31,944,242
                                                            --------------
                                                                57,214,232
                                                            --------------
      Diversified Consumer Products -- 1.2%
        Eastman Kodak Co.(b).....................    84,600      2,964,384
        Philip Morris Cos., Inc..................   598,200     24,245,046
                                                            --------------
                                                                27,209,430
                                                            --------------
      Diversified Manufacturing Operations -- 3.0%
        American Standard Cos., Inc.(a)..........    18,000      1,280,520
        Cooper Industries, Ltd.
         (Class "A" Stock).......................    25,000        911,250
        General Electric Co...................... 2,837,100     69,083,385
                                                            --------------
                                                                71,275,155
                                                            --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment -- 0.2%
           Avery Dennison Corp................    32,000 $    1,954,560
           Pitney Bowes, Inc..................    66,900      2,184,954
           Xerox Corp.(a)(b)..................   209,792      1,688,826
                                                         --------------
                                                              5,828,340
                                                         --------------
         Diversified Operations
           Corning, Inc.(a)...................   291,000        963,210
                                                         --------------
         Drugs & Medical Supplies -- 12.1%
           Abbott Laboratories................   444,700     17,788,000
           Allergan, Inc.(b)..................    38,100      2,195,322
           AmerisourceBergen Corp.(b).........    31,200      1,694,472
           Bard, (C.R.), Inc..................    13,300        771,400
           Bausch & Lomb, Inc.................    17,100        615,600
           Baxter International, Inc..........   171,800      4,810,400
           Becton Dickinson & Co..............    73,900      2,267,991
           Biogen, Inc.(a)....................    43,500      1,742,610
           Biomet, Inc........................    78,525      2,250,527
           Boston Scientific Corp.(a)(b)......   114,300      4,860,036
           Bristol-Myers Squibb Co............   555,160     12,851,954
           Cardinal Health, Inc.(b)...........   130,175      7,705,058
           Genzyme Corp.(a)...................    58,400      1,726,888
           Guidant Corp.(a)...................    89,400      2,757,990
           Johnson & Johnson..................   847,371     45,512,296
           King Pharmaceuticals, Inc.(a)......    71,633      1,231,371
           Lilly (Eli) & Co.(b)...............   318,300     20,212,050
           Medtronic, Inc.....................   347,300     15,836,880
           Merck & Co., Inc...................   642,100     36,349,281
           Pfizer, Inc........................ 1,763,550     53,911,723
           Pharmacia Corp.....................   365,056     15,259,341
           Quest Diagnostics, Inc.(a).........    16,000        910,400
           Schering-Plough Corp...............   413,000      9,168,600
           St. Jude Medical, Inc.(a)..........    50,800      2,017,776
           Stryker Corp.(b)...................    55,000      3,691,600
           Watson Pharmaceuticals, Inc.(a)....    27,000        763,290
           Wyeth..............................   378,900     14,170,860
           Zimmer Holdings, Inc.(a)...........    57,586      2,390,971
                                                         --------------
                                                            285,464,687
                                                         --------------
         Education -- 0.1%
           Apollo Group, Inc.
            (Class "A" Stock)(a)..............    43,000      1,892,000
                                                         --------------
         Electrical Services -- 0.2%
           American Power Conversion(a).......    57,700        874,155
           Power-One, Inc.(a).................    20,000        113,400
           TXU Corp.(b).......................    76,406      1,427,264
           Xcel Energy, Inc...................   117,495      1,292,445
                                                         --------------
                                                              3,707,264
                                                         --------------
         Electronics -- 3.5%
           Advanced Micro Devices, Inc.(a)(b).   108,200        698,972
           Altera Corp.(a)....................   108,500      1,337,805
           Analog Devices, Inc.(a)(b).........   106,200      2,534,994
           Applied Materials, Inc.(a)(b)......   474,500      6,182,735
           Applied Micro Circuits Corp.(a)....    97,000        357,930
           Broadcom Corp.(a)(b)...............    82,800      1,246,968
           Electronic Arts, Inc.(a)...........    36,000      1,791,720
           Electronic Data Systems Corp.(b)...   140,000      2,580,200
           Emerson Electric Co.(b)............   119,800      6,091,830

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B109

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronics (cont'd.)
          Intel Corp.......................... 1,900,300 $   29,587,671
          Jabil Circuit, Inc.(a)..............    54,600        978,432
          JDS Uniphase Corp.(a)...............   410,100      1,012,947
          KLA-Tencor Corp.(a)(b)..............    51,400      1,818,018
          Linear Technology Corp..............    88,100      2,265,932
          LSI Logic Corp.(a)..................   110,800        639,316
          Maxim Integrated Products, Inc......    89,800      2,966,992
          Molex, Inc.(b)......................    57,700      1,329,408
          National Semiconductor Corp.(a)(b)..    50,800        762,508
          Novellus Systems, Inc.(a)(b)........    38,000      1,067,040
          Perkin Elmer, Inc...................    36,000        297,000
          Pinnacle West Capital Corp..........    26,000        886,340
          PMC-Sierra, Inc.(a).................    48,800        271,328
          PPL Corp............................    44,000      1,525,920
          QLogic Corp.(a)(b)..................    25,900        893,809
          RadioShack Corp.(b).................    48,660        911,888
          Sanmina Corp.(a)....................   159,600        716,604
          Solectron Corp.(a)..................   247,000        876,850
          Tektronix, Inc.(a)..................    22,700        412,913
          Teradyne, Inc.(a)...................    57,000        741,570
          Texas Instruments, Inc..............   490,100      7,356,401
          Thomas & Betts Corp.(a).............    20,800        351,520
          Waters Corp.(a).....................    38,500        838,530
          Xilinx, Inc.(a).....................    94,900      1,954,940
                                                         --------------
                                                             83,287,031
                                                         --------------
        Financial Services -- 8.6%
          Ambac Financial Group, Inc..........    30,000      1,687,200
          American Express Co.................   379,500     13,415,325
          Bear Stearns Cos., Inc..............    27,310      1,622,214
          Citigroup, Inc...................... 1,446,376     50,897,972
          Countrywide Credit Industries, Inc..    36,300      1,874,895
          Equifax, Inc.(b)....................    41,300        955,682
          Fannie Mae..........................   284,500     18,301,885
          FleetBoston Financial Corp..........   298,566      7,255,154
          Franklin Resources, Inc.............    73,600      2,508,288
          Freddie Mac.........................   197,900     11,685,995
          Goldman Sachs Group, Inc.(b)........   135,000      9,193,500
          H&R Block, Inc......................    51,600      2,074,320
          Household International, Inc........   128,758      3,580,760
          J.P. Morgan Chase & Co..............   569,566     13,669,584
          Lehman Brothers Holdings, Inc.......    68,900      3,671,681
          Marshall & Ilsley Corp..............    58,400      1,598,992
          MBNA Corp...........................   367,852      6,996,545
          Merrill Lynch & Co., Inc............   244,900      9,293,955
          Moody's Corp........................    41,760      1,724,270
          Morgan Stanley......................   312,910     12,491,367
          Paychex, Inc........................   111,550      3,112,245
          Regions Financial Corp..............    62,800      2,095,008
          Schwab (Charles) Corp...............   392,100      4,254,285
          SLM Corp.(b)........................    44,600      4,632,156
          Stilwell Financial, Inc.............    62,600        818,182
          Synovus Financial Corp..............    85,100      1,650,940
          T. Rowe Price Group, Inc............    36,000        982,080
          Washington Mutual, Inc..............   274,422      9,475,792
                                                         --------------
                                                            201,520,272
                                                         --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage -- 4.7%
           Adolph Coors Co......................  10,800 $      661,500
           Anheuser-Busch Cos., Inc............. 245,000     11,858,000
           Archer-Daniels-Midland Co............ 187,938      2,330,431
           Brown-Forman Corp. (Class "B" Stock).  19,000      1,241,840
           Campbell Soup Co.(b)................. 120,200      2,821,094
           Coca-Cola Co......................... 708,100     31,028,945
           Coca-Cola Enterprises, Inc........... 132,500      2,877,900
           ConAgra Foods, Inc................... 152,100      3,804,021
           General Mills, Inc.(b)............... 104,700      4,915,665
           Heinz (H.J.) & Co.(b)................  98,850      3,249,199
           Hershey Foods Corp...................  39,500      2,663,880
           Kellogg Co.(b)....................... 114,400      3,920,488
           Monsanto Co..........................  63,998      1,231,962
           Pepsi Bottling Group, Inc............  79,200      2,035,440
           PepsiCo, Inc......................... 493,340     20,828,815
           Sara Lee Corp........................ 225,600      5,078,256
           Sysco Corp.(b)....................... 186,700      5,561,793
           Wrigley (William) Jr. Co.............  62,800      3,446,464
                                                         --------------
                                                            109,555,693
                                                         --------------
         Forest Products -- 0.6%
           Boise Cascade Corp...................  19,886        501,525
           Georgia-Pacific Corp.................  65,039      1,051,030
           International Paper Co............... 136,767      4,782,742
           Louisiana-Pacific Corp.(a)...........  38,900        313,534
           MeadWestvaco Corp....................  57,289      1,415,611
           Plum Creek Timber Co., Inc...........  56,300      1,328,680
           Temple-Inland, Inc.(b)...............  16,000        716,960
           Weyerhaeuser Co......................  61,300      3,016,573
                                                         --------------
                                                             13,126,655
                                                         --------------
         Gas Pipelines -- 0.2%
           Cinergy Corp.........................  46,339      1,562,551
           Peoples Energy Corp..................  11,400        440,610
           Sempra Energy(b).....................  56,454      1,335,137
           Williams Cos., Inc................... 157,100        424,170
                                                         --------------
                                                              3,762,468
                                                         --------------
         Hospitals/Healthcare Management -- 2.5%
           Aetna, Inc...........................  43,112      1,772,765
           Agilent Technologies, Inc.(a)........ 136,113      2,444,589
           Amgen, Inc.(a)....................... 365,764     17,681,032
           Anthem, Inc.(a)......................  37,000      2,327,300
           Applera Corp.-Applied Biosystems
            Group...............................  60,000      1,052,400
           Chiron Corp.(a)(b)...................  51,600      1,940,160
           Forest Laboratories, Inc.(a).........  50,400      4,950,288
           HCA, Inc.(b)......................... 147,498      6,121,167
           Health Management Associates, Inc.
            (Class "A" Stock)...................  72,300      1,294,170
           HEALTHSOUTH Corp.(a)................. 113,800        477,960
           Humana, Inc.(a)(b)...................  46,100        461,000
           IMS Health, Inc......................  75,020      1,200,320
           Manor Care, Inc.(a)(b)...............  22,950        427,100
           McKesson Corp........................  81,107      2,192,322
           MedImmune, Inc.(a)...................  68,200      1,852,994
           Tenet Healthcare Corp.(a)............ 139,900      2,294,360

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B110

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Hospitals/Healthcare Management (cont'd.)
         UnitedHealth Group, Inc.................  86,200 $    7,197,700
         Wellpoint Health Networks, Inc.(a)......  40,800      2,903,328
                                                          --------------
                                                              58,590,955
                                                          --------------
       Household Products & Personal Care -- 0.3%
         Kimberly-Clark Corp..................... 147,588      7,006,002
         Leggett & Platt, Inc....................  56,400      1,265,616
                                                          --------------
                                                               8,271,618
                                                          --------------
       Housing Related -- 0.3%
         Masco Corp.............................. 142,500      2,999,625
         Maytag Corp.............................  21,800        621,300
         Newell Rubbermaid, Inc..................  78,949      2,394,523
         Stanley Works(b)........................  25,800        892,164
         Whirlpool Corp..........................  19,300      1,007,846
                                                          --------------
                                                               7,915,458
                                                          --------------
       Human Resources
         Robert Half International, Inc.(a)......  52,300        842,553
                                                          --------------
       Insurance -- 4.7%
         ACE, Ltd.(b)............................  75,200      2,206,368
         AFLAC, Inc.............................. 147,900      4,454,748
         Allstate Corp........................... 204,888      7,578,807
         American International Group, Inc....... 744,787     43,085,928
         Aon Corp................................  80,925      1,528,673
         Chubb Corp..............................  46,700      2,437,740
         CIGNA Corp..............................  41,300      1,698,256
         Cincinnati Financial Corp...............  48,700      1,828,685
         Hartford Financial Services Group, Inc..  69,500      3,157,385
         Jefferson-Pilot Corp....................  43,618      1,662,282
         John Hancock Financial Services, Inc....  86,600      2,416,140
         Lincoln National Corp...................  53,900      1,702,162
         Loews Corp..............................  51,800      2,303,028
         Marsh & McLennan Cos., Inc.............. 153,400      7,088,614
         MBIA, Inc...............................  43,350      1,901,331
         MetLife, Inc............................ 198,600      5,370,144
         MGIC Investment Corp....................  27,900      1,152,270
         Principal Financial Group, Inc..........  92,000      2,771,960
         Progressive Corp........................  60,700      3,012,541
         SAFECO Corp.............................  35,400      1,227,318
         St. Paul Cos., Inc.(b)..................  63,410      2,159,111
         Torchmark Corp..........................  36,500      1,333,345
         Travelers Property Casualty Corp.
          (Class "B" Stock)(a)................... 281,469      4,123,521
         UnumProvident Corp......................  74,456      1,305,958
         XL Capital, Ltd. (Bermuda)
          (Class "A" Stock)......................  36,700      2,835,075
                                                          --------------
                                                             110,341,390
                                                          --------------
       Leisure -- 0.9%
         Brunswick Corp..........................  29,400        583,884
         Carnival Corp. (Class "A" Stock)(b)..... 167,400      4,176,630
         Disney (Walt) Co........................ 589,001      9,606,606
         Harrah's Entertainment, Inc.(a).........  29,750      1,178,100
         Hilton Hotels Corp...................... 104,800      1,332,008
         Marriott International, Inc.
          (Class "A" Stock)......................  69,000      2,268,030

                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Leisure (cont'd.)
         Sabre Group Holdings, Inc.
          (Class "A" Stock)(a)..................    42,419 $      768,208
         Starwood Hotels & Resorts
          Worldwide, Inc........................    56,800      1,348,432
                                                           --------------
                                                               21,261,898
                                                           --------------
       Machinery -- 0.7%
         Caterpillar, Inc.......................    98,200      4,489,704
         Deere & Co.............................    67,400      3,090,290
         Dover Corp.............................    59,500      1,735,020
         Eaton Corp.............................    19,100      1,491,901
         Ingersoll-Rand Co. (Class "A" Stock)...    46,250      1,991,525
         Parker Hannifin Corp.(b)...............    34,425      1,588,025
         Snap-on, Inc...........................    12,300        345,753
         Thermo Electron Corp.(a)...............    46,400        933,568
                                                           --------------
                                                               15,665,786
                                                           --------------
       Media -- 3.4%
         AOL Time Warner, Inc.(a)(b)............ 1,271,620     16,658,222
         Clear Channel Communications, Inc.(a)..   172,600      6,436,254
         Comcast Corp. (Class "A" Stock)(a).....   638,530     15,050,152
         Dow Jones & Co., Inc...................    24,800      1,072,104
         Gannett Co., Inc.......................    75,300      5,406,540
         Interpublic Group of Cos., Inc.........   116,200      1,636,096
         Knight-Ridder, Inc.....................    23,000      1,454,750
         McGraw Hill, Inc.......................    54,800      3,312,112
         Meredith Corp..........................    15,800        649,538
         New York Times Co.
          (Class "A" Stock).....................    41,500      1,897,795
         R.R. Donnelley & Sons, Co..............    36,200        788,074
         Tribune Co.............................    85,200      3,873,192
         Univision Communications, Inc.
          (Class "A" Stock)(a)(b)...............    61,000      1,494,500
         Viacom, Inc. (Class "B" Stock)(a)(b)...   501,336     20,434,456
                                                           --------------
                                                               80,163,785
                                                           --------------
       Metals - Ferrous -- 0.1%
         Allegheny Technologies, Inc............    28,940        180,296
         Nucor Corp.............................    21,800        900,340
         United States Steel Corp...............    31,540        413,805
         Worthington Industries, Inc............    24,000        365,760
                                                           --------------
                                                                1,860,201
                                                           --------------
       Metals - Non Ferrous -- 0.2%
         Alcoa, Inc.............................   248,476      5,660,283
                                                           --------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc..............    57,417      2,448,835
         Phelps Dodge Corp.(a)(b)...............    23,528        744,661
                                                           --------------
                                                                3,193,496
                                                           --------------
       Miscellaneous - Basic Industry -- 1.9%
         AES Corp.(a)...........................   171,700        518,534
         BB&T Corp..............................   136,200      5,038,038
         Crane Co...............................    14,325        285,497
         Danaher Corp.(b).......................    40,500      2,660,850
         Ecolab, Inc............................    36,900      1,826,550
         Fortune Brands, Inc....................    41,600      1,934,816
         Honeywell, Inc.........................   233,950      5,614,800
         Illinois Tool Works, Inc...............    88,500      5,740,110

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B111

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Miscellaneous - Basic Industry (cont'd.)
         International Game Technology(a)......    24,500 $    1,860,040
         ITT Industries, Inc...................    25,000      1,517,250
         Millipore Corp.(a)....................    16,200        550,800
         Pall Corp.............................    36,000        600,480
         PPG Industries, Inc...................    50,700      2,542,605
         Sealed Air Corp.(a)(b)................    22,910        854,543
         Textron, Inc..........................    40,100      1,723,899
         Tyco International, Ltd...............   565,343      9,656,059
         W.W. Grainger, Inc....................    27,500      1,417,625
                                                          --------------
                                                              44,342,496
                                                          --------------
       Miscellaneous - Consumer Growth/Stable -- 0.6%
         3M Co.(b).............................   110,600     13,636,980
         American Greetings Corp.
          (Class "A" Stock)(a)(b)..............    20,800        328,640
         Black & Decker Corp...................    21,200        909,268
                                                          --------------
                                                              14,874,888
                                                          --------------
       Oil & Gas -- 4.3%
         Amerada Hess Corp.....................    25,500      1,403,775
         Anadarko Petroleum Corp...............    72,463      3,470,978
         Ashland, Inc..........................    18,600        530,658
         ChevronTexaco Corp....................   302,461     20,107,607
         El Paso Corp..........................   156,311      1,087,924
         EOG Resources, Inc....................    35,000      1,397,200
         Exxon Mobil Corp...................... 1,927,870     67,359,778
         Kerr-McGee Corp.......................    28,126      1,245,982
         Marathon Oil Corp.....................    86,300      1,837,327
         NICOR, Inc............................    14,200        483,226
         Sunoco, Inc...........................    23,500        779,730
         Unocal Corp...........................    66,600      2,036,628
                                                          --------------
                                                             101,740,813
                                                          --------------
       Oil & Gas Exploration/Production -- 0.6%
         ConocoPhillips........................   195,297      9,450,422
         Devon Energy Corp.(b).................    43,000      1,973,700
         Occidental Petroleum Corp.............   102,800      2,924,660
                                                          --------------
                                                              14,348,782
                                                          --------------
       Oil & Gas Services -- 1.1%
         Apache Corp...........................    42,310      2,411,247
         Baker Hughes, Inc.....................    95,130      3,062,235
         BJ Services Co.(a)....................    38,000      1,227,780
         Halliburton Co........................   127,700      2,389,267
         Kinder Morgan, Inc.(b)................    35,000      1,479,450
         McDermott International, Inc.(a)......    20,700         90,666
         Nabors Industries, Ltd. (Barbados)(a).    42,600      1,502,502
         Noble Corp.(a)........................    40,600      1,427,090
         PG&E Corp.(a)(b)......................   117,500      1,633,250
         Rowan Cos., Inc.......................    28,700        651,490
         Schlumberger, Ltd.....................   163,700      6,890,133
         Transocean Sedco Forex, Inc...........    93,433      2,167,645
                                                          --------------
                                                              24,932,755
                                                          --------------
       Precious Metals -- 0.2%
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a).................    44,200        741,676
         Newmont Mining Corp...................   116,903      3,393,694
                                                          --------------
                                                               4,135,370
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Railroads -- 0.5%
          Burlington Northern Santa Fe Corp....   107,426 $    2,794,150
          CSX Corp.............................    62,612      1,772,546
          Norfolk Southern Corp................   110,500      2,208,895
          Union Pacific Corp...................    71,700      4,292,679
                                                          --------------
                                                              11,068,270
                                                          --------------
        Real Estate Investment Trust -- 0.3%
          Equity Office Properties Trust.......   122,900      3,070,042
          Equity Residential Properties Trust..    79,000      1,941,820
          Simon Property Group, Inc............    45,000      1,533,150
                                                          --------------
                                                               6,545,012
                                                          --------------
        Restaurants -- 0.4%
          Darden Restaurants, Inc..............    50,250      1,027,613
          McDonald's Corp......................   370,600      5,959,248
          Wendy's International, Inc...........    30,700        831,049
          Yum! Brands, Inc.(a).................    82,400      1,995,728
                                                          --------------
                                                               9,813,638
                                                          --------------
        Retail -- 7.0%
          Albertson's, Inc.(b).................   117,844      2,623,208
          AutoZone, Inc.(a)....................    28,100      1,985,265
          Bed Bath & Beyond, Inc.(a)...........    82,200      2,838,366
          Best Buy Co., Inc.(a)................    86,850      2,097,428
          Big Lots, Inc.(a)....................    35,200        465,696
          Circuit City Stores, Inc.............    66,200        491,204
          Costco Wholesale Corp.(a)............   126,532      3,550,488
          CVS Corp.............................   110,000      2,746,700
          Dillard's, Inc. (Class "A" Stock)(b).    25,750        408,395
          Dollar General Corp..................    96,203      1,149,626
          Family Dollar Stores, Inc............    44,600      1,391,966
          Federated Department Stores, Inc.(a).    58,800      1,691,088
          Gap, Inc.(b).........................   244,287      3,791,334
          Home Depot, Inc......................   671,419     16,087,199
          J.C. Penney Co., Inc.................    76,600      1,762,566
          Kohl's Corp.(a)......................    95,700      5,354,415
          Kroger Co.(a)........................   226,500      3,499,425
          Limited Brands, Inc..................   148,196      2,064,370
          Liz Claiborne, Inc...................    31,800        942,870
          Lowe's Cos., Inc.....................   221,900      8,321,250
          May Department Stores Co.............    84,600      1,944,108
          Nordstrom, Inc.......................    38,300        726,551
          Office Depot, Inc.(a)................    89,000      1,313,640
          Safeway, Inc.(a).....................   124,600      2,910,656
          Sears, Roebuck & Co..................    88,600      2,121,970
          Sherwin-Williams Co..................    47,300      1,336,225
          Staples, Inc.(a).....................   135,700      2,483,310
          Starbucks Corp.(a)...................   112,400      2,290,712
          Supervalu, Inc.......................    39,000        643,890
          Target Corp..........................   258,668      7,760,040
          Tiffany & Co.........................    43,300      1,035,303
          TJX Cos., Inc.(b)....................   156,000      3,045,120
          Toys 'R' Us, Inc.(a).................    61,250        612,500
          Wal-Mart Stores, Inc................. 1,261,800     63,733,518
          Walgreen Co..........................   292,900      8,549,751
          Winn-Dixie Stores, Inc.(b)...........    42,900        655,512
                                                          --------------
                                                             164,425,665
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B112

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Rubber -- 0.1%
          B.F. Goodrich Co.....................    31,800 $      582,576
          Cooper Tire & Rubber Co..............    23,800        365,092
          Goodyear Tire & Rubber Co............    49,200        335,052
                                                          --------------
                                                               1,282,720
                                                          --------------
        Telecommunications -- 4.8%
          ADC Telecommunications, Inc.(a)......   262,400        548,416
          Alltel Corp..........................    87,400      4,457,400
          Andrew Corp.(a)......................    29,112        299,271
          AT&T Corp............................   220,173      5,748,717
          AT&T Wireless Services, Inc.(a)......   776,343      4,386,338
          BellSouth Corp.......................   533,000     13,788,710
          CenturyTel, Inc......................    43,100      1,266,278
          CIENA Corp.(a).......................    91,000        467,740
          Citizens Communications Co.(a)(b)....    83,000        875,650
          Lucent Technologies, Inc.(a)......... 1,000,105      1,260,132
          Motorola, Inc........................   658,295      5,694,252
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b).............   252,600      2,917,530
          QUALCOMM, Inc.(a)(b).................   220,900      8,038,551
          Qwest Communications International,
           Inc.(a).............................   473,947      2,369,735
          SBC Communications, Inc..............   942,574     25,553,181
          Scientific-Atlanta, Inc.(b)..........    46,800        555,048
          Sprint Corp.(b)......................   253,700      3,673,576
          Sprint Corp. (PCS Group)(a)(b).......   286,200      1,253,556
          Tellabs, Inc.(a).....................   116,000        843,320
          Verizon Communications, Inc..........   773,338     29,966,848
                                                          --------------
                                                             113,964,249
                                                          --------------
        Textiles
          VF Corp..............................    32,236      1,162,108
                                                          --------------
        Tobacco -- 0.1%
          R.J. Reynolds Tobacco Holdings, Inc..    19,000        800,090
          UST, Inc.............................    48,900      1,634,727
                                                          --------------
                                                               2,434,817
                                                          --------------
        Toy Manufacturer -- 0.1%
          Hasbro, Inc..........................    47,650        550,358
          Mattel, Inc..........................   120,281      2,303,381
                                                          --------------
                                                               2,853,739
                                                          --------------
        Trucking & Shipping -- 1.1%
          FedEx Corp.(b).......................    88,140      4,778,951
          Ryder System, Inc....................    17,600        394,944
          United Parcel Service, Inc.
           (Class "B" Stock)(b)................   316,500     19,964,820
                                                          --------------
                                                              25,138,715
                                                          --------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock).......   113,300        133,694
          Exelon Corp..........................    95,075      5,017,108
          KeySpan Corp.........................    43,400      1,529,416
          NiSource, Inc........................    61,300      1,226,000
          Progress Energy, Inc.................    65,214      2,827,027
                                                          --------------
                                                              10,733,245
                                                          --------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc................    35,200        266,112

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                 ------- --------------
       Utilities - Electric (cont'd.)
         Ameren Corp..............................  40,900 $    1,700,213
         American Electric Power Co., Inc.(b).....  99,640      2,723,161
         Calpine Corp.(a)(b)......................  95,000        309,700
         CenterPoint Energy, Inc..................  90,610        770,185
         CMS Energy Corp..........................  43,100        406,864
         Consolidated Edison, Inc.................  62,400      2,671,968
         Constellation Energy Group...............  46,850      1,303,367
         Dominion Resources, Inc..................  80,442      4,416,266
         DTE Energy Co............................  48,700      2,259,680
         Duke Energy Co........................... 244,262      4,772,879
         Edison International(a)..................  95,900      1,136,415
         Entergy Corp.............................  63,200      2,881,288
         FirstEnergy Corp.........................  83,836      2,764,073
         FPL Group, Inc.(b).......................  50,700      3,048,591
         Mirant Corp.(a)(b)....................... 119,030        224,967
         Public Service Enterprise Group, Inc.(b).  63,700      2,044,770
         Southern Co.............................. 202,700      5,754,653
         TECO Energy, Inc.(b).....................  40,700        629,629
                                                           --------------
                                                               40,084,781
                                                           --------------
       Waste Management -- 0.2%
         Allied Waste Industries, Inc.(a).........  59,000        590,000
         Waste Management, Inc.................... 171,630      3,933,760
                                                           --------------
                                                                4,523,760
                                                           --------------
       TOTAL COMMON STOCKS
        (cost $2,207,900,714).............................  2,305,442,436
                                                           --------------
       CONTINGENT VALUE OBLIGATION
       Utilities -- Electric & Gas
         Progress Energy, Inc.(a)(e)
          (cost $17,640)..........................  36,000              0
                                                           --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $2,207,918,354).............................  2,305,442,436
                                                           --------------
       SHORT-TERM INVESTMENTS -- 9.2%
       Commercial Paper -- 2.3%

                                    Moody's   Principal
              Interest  Maturity    Rating     Amount
                Rate      Date    (Unaudited)   (000)
              -------- --------   ----------- ---------
              Hewlett-Packard Co.
               1.55%   2/20/03(c)     P-2      $12,500  12,473,628
              Reed Elsevier, Inc.
               1.65%   1/22/03(c)     P-2       15,000  14,986,250
               1.67%   1/29/03(c)     P-2       10,075  10,062,381
               1.66%   1/30/03(c)     P-2       17,500  17,477,406
                                                        ----------
                                                        54,999,665
                                                        ----------

               U.S. Government Obligation -- 0.2%
                 United States Treasury Bills,
                  1.185%, 3/20/03(d)(f).......... 4,000 3,989,730

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B113

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
       SHORT-TERM                              Shares       (Note 2)
       INVESTMENTS (Continued)               ----------- --------------
       Mutual Fund -- 6.7%
         Prudential Core Investment Fund --
           Taxable Money Market Series
          (Note 4)(c)....................... 156,382,845 $  156,382,845
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $215,372,240).............................    215,372,240
                                                         --------------
       TOTAL INVESTMENTS -- 107.2%
        (cost $2,423,290,594; Note 6)...................  2,520,814,676
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(g)....................................         74,150
       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (7.2)%..........................   (168,637,789)
                                                         --------------
       NET ASSETS -- 100%............................... $2,352,251,037
                                                         ==============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $165,282,478; cash collateral of $171,489,419 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicates a fair valued security.

(f)Rate quoted represents yield-to-maturity at purchase date.

(g)Open futures contracts as of December 31, 2002 were as follows:

Number of                     Expiration  Value at       Value at       Unrealized
Contracts           Type         Date    Trade Date  December 31, 2002 Depreciation
--------------- ------------- ---------- ----------- ----------------- ------------
Long Positions:
            200 S&P 500 Index   Mar 03   $44,982,950    $43,945,000    $(1,037,950)
                                                                       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B114

                                ----------------
                                VALUE PORTFOLIO
                                ----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 98.9%
                                                              Value
                                                 Shares      (Note 2)
       COMMON STOCKS                            --------- --------------
       Advertising -- 0.7%
         Lamar Advertising Co.
          (Class "A" Stock)(a)(b)..............   248,300 $    8,355,295
                                                          --------------
       Aerospace & Defense -- 5.1%
         Boeing Co.............................   199,452      6,579,921
         General Dynamics Corp.................   233,800     18,556,706
         Northrop Grumman Corp.................   201,500     19,545,500
         Raytheon Co...........................   414,100     12,733,575
         United Technologies Corp..............   104,200      6,454,148
                                                          --------------
                                                              63,869,850
                                                          --------------
       Airlines -- 0.3%
         Delta Air Lines, Inc..................   261,000      3,158,100
                                                          --------------
       Banks -- 0.5%
         PNC Financial Services Group..........   154,400      6,469,360
                                                          --------------
       Chemicals -- 5.2%
         Dow Chemical Co.......................   655,300     19,462,410
         E.I. du Pont de Nemours & Co..........   291,400     12,355,360
         IMC Global, Inc.......................   615,100      6,563,117
         Lyondell Chemical Co..................   617,800      7,808,992
         Monsanto Co.(b).......................   646,560     12,446,280
         Praxair, Inc..........................   114,550      6,617,553
                                                          --------------
                                                              65,253,712
                                                          --------------
       Communications Equipment -- 2.9%
         3Com Corp.(a)......................... 2,442,092     11,306,886
         Cisco Systems, Inc.(a)................ 1,443,600     18,911,160
         Harris Corp...........................   248,600      6,538,180
                                                          --------------
                                                              36,756,226
                                                          --------------
       Computers & Peripherals -- 2.9%
         EMC Corp.(a).......................... 2,057,500     12,633,050
         Hewlett-Packard Co.................... 1,340,150     23,265,004
                                                          --------------
                                                              35,898,054
                                                          --------------
       Diversified Financials -- 11.0%
         A.G. Edwards, Inc.....................   211,800      6,980,928
         American Express Co...................   311,100     10,997,385
         Citigroup, Inc........................ 1,252,700     44,082,513
         Goldman Sachs Group, Inc. (The).......   299,900     20,423,190
         J.P. Morgan Chase & Co................   265,200      6,364,800
         Lehman Brothers Holdings, Inc.(b).....   460,500     24,540,045
         Merrill Lynch & Co., Inc..............   314,320     11,928,444
         Morgan Stanley........................   149,800      5,980,016
         Principal Financial Group, Inc. (The).   214,500      6,462,885
                                                          --------------
                                                             137,760,206
                                                          --------------
       Diversified Telecommunication Services -- 5.5%
         ALLTEL Corp...........................   239,900     12,234,900
         BellSouth Corp........................   842,560     21,797,027
         SBC Communications, Inc...............   452,000     12,253,720
         Verizon Communications, Inc...........   568,600     22,033,250
                                                          --------------
                                                              68,318,897
                                                          --------------
       Electric Utilities -- 2.5%
         Dominion Resources, Inc...............   231,900     12,731,310
         DTE Energy Co.........................   132,900      6,166,560
         FirstEnergy Corp......................   391,500     12,907,755
                                                          --------------
                                                              31,805,625
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Electronic Equipment & Instruments -- 1.7%
        Ingram Micro, Inc.
         (Class "A" Stock)(a)...................   538,200 $    6,646,770
        Solectron Corp.(a)...................... 4,266,700     15,146,785
                                                           --------------
                                                               21,793,555
                                                           --------------
      Energy Equipment & Services -- 5.6%
        Baker Hughes, Inc.......................   419,300     13,497,267
        ENSCO International, Inc................   666,600     19,631,370
        GlobalSantaFe Corp......................   751,600     18,278,912
        Schlumberger, Ltd.......................   436,400     18,368,076
                                                           --------------
                                                               69,775,625
                                                           --------------
      Food Products -- 2.8%
        ConAgra Foods, Inc......................   894,400     22,368,944
        Sara Lee Corp...........................   547,350     12,320,849
                                                           --------------
                                                               34,689,793
                                                           --------------
      Healthcare Equipment & Supplies -- 1.0%
        Baxter International, Inc...............   431,200     12,073,600
                                                           --------------
      Healthcare Providers & Services -- 3.7%
        Anthem, Inc.(a)(b)......................    90,400      5,686,160
        HCA, Inc.(b)............................   693,400     28,776,100
        Tenet Healthcare Corp.(a)...............   701,000     11,496,400
                                                           --------------
                                                               45,958,660
                                                           --------------
      Hotels, Restaurants & Leisure -- 1.1%
        McDonald's Corp.........................   828,000     13,314,240
                                                           --------------
      Household Products -- 1.2%
        Kimberly-Clark Corp.....................   319,200     15,152,424
                                                           --------------
      Industrial Conglomerates -- 1.4%
        General Electric Co.....................   278,700      6,786,345
        Tyco International, Ltd. (Bermuda)......   644,800     11,013,184
                                                           --------------
                                                               17,799,529
                                                           --------------
      Insurance -- 7.9%
        Allstate Corp.(b).......................   493,700     18,261,963
        American International Group, Inc.......   218,200     12,622,870
        Hartford Financial Services Group, Inc..   544,800     24,750,264
        Lincoln National Corp...................   236,299      7,462,323
        St. Paul Cos., Inc......................   149,000      5,073,450
        Travelers Property Casualty Corp.
         (Class "A" Stock)(a)...................   422,045      6,182,959
        XL Capital, Ltd. (Class "A" Stock)......   318,600     24,611,850
                                                           --------------
                                                               98,965,679
                                                           --------------
      Machinery -- 0.4%
        Navistar International Corp.(a)(b)......   197,900      4,810,949
                                                           --------------
      Media -- 10.7%
        AOL Time Warner, Inc.(a)................   961,300     12,593,030
        EchoStar Communications Corp.
         (Class "A" Stock)(a)................... 1,237,200     27,540,072
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a)...................   726,600     18,840,738
        Gannett Co., Inc........................    88,200      6,332,760
        Liberty Media Corp.
         (Class "A" Stock)(a)................... 1,459,200     13,045,248
        New York Times Co. (The)
         (Class "A" Stock)......................   170,400      7,792,392

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B115

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           News Corp., Ltd. (The) ADR
            (Australia)(b).................... 1,341,942 $   30,394,986
           Omnicom Group, Inc.................    59,000      3,811,400
           Viacom, Inc. (Class "B" Stock)(a)..   332,000     13,532,320
                                                         --------------
                                                            133,882,946
                                                         --------------
         Metals & Mining -- 0.8%
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b)......   607,300     10,190,494
                                                         --------------
         Office Electronics -- 0.8%
           Xerox Corp.(a)(b).................. 1,194,000      9,611,700
                                                         --------------
         Oil & Gas -- 5.3%
           Exxon Mobil Corp...................   357,500     12,491,050
           General Maritime Corp.
            (Marshall Island)(a)..............   222,500      1,657,625
           Occidental Petroleum Corp..........   703,300     20,008,885
           Royal Dutch Petroleum Co.
            (Netherlands).....................    52,300      2,302,246
           Teekay Shipping Corp. (Bahamas)(b).   173,600      7,065,520
           Total Fina Elf SA, ADR (France)....   283,600     20,277,400
           Valero Energy Corp.................    72,000      2,659,680
                                                         --------------
                                                             66,462,406
                                                         --------------
         Paper & Forest Products -- 5.1%
           Boise Cascade Corp.................   324,000      8,171,280
           International Paper Co.............   701,300     24,524,461
           Temple-Inland, Inc.(b).............   328,700     14,729,047
           Weyerhaeuser Co....................   327,800     16,131,038
                                                         --------------
                                                             63,555,826
                                                         --------------
         Pharmaceuticals -- 4.9%
           Bristol-Myers Squibb Co............   520,600     12,051,890
           Merck & Co., Inc...................   123,700      7,002,657
           Pfizer, Inc........................   391,300     11,962,041
           Pharmacia Corp.....................   282,100     11,791,780
           Wyeth..............................   489,442     18,305,131
                                                         --------------
                                                             61,113,499
                                                         --------------
         Railroads -- 0.5%
           Union Pacific Corp.................   105,300      6,304,311
                                                         --------------

                                                               Value
     COMMON STOCKS                               Shares       (Note 2)
     (Continued)                               ----------- --------------
     Retail -- 1.7%
       Circuit City Stores-Circuit City Group.     424,000 $    3,146,080
       Federated Department Stores,
        Inc.(a)...............................     379,900     10,925,924
       Toys "R" Us, Inc.(a)...................     652,900      6,529,000
                                                           --------------
                                                               20,601,004
                                                           --------------
     Semiconductor Equipment & Products -- 2.5%
       Agere Systems, Inc.
        (Class "B"Stock)(a)...................   8,563,985     11,989,579
       Applied Materials, Inc.(a).............   1,428,800     18,617,264
                                                           --------------
                                                               30,606,843
                                                           --------------
     Software -- 0.7%
       BMC Software, Inc.(a)..................     114,400      1,957,384
       Synopsys, Inc.(a)(b)...................     141,100      6,511,765
                                                           --------------
                                                                8,469,149
                                                           --------------
     Tobacco -- 1.3%
       Loews Corp.-Carolina Group.............     209,500      4,246,565
       Philip Morris Co., Inc.................     305,700     12,390,021
                                                           --------------
                                                               16,636,586
                                                           --------------
     Waste Management -- 1.2%
       Waste Management, Inc..................     673,800     15,443,496
                                                           --------------
     TOTAL LONG-TERM INVESTMENTS
      (cost $1,333,900,288)...............................  1,234,857,639
                                                           --------------
     SHORT-TERM INVESTMENT -- 9.4%
     Mutual Fund
       Prudential Core Investment Fund --
        Taxable Money Market Series
        (cost $116,917,739; Note 4)(c)........ 116,917,739    116,917,739
                                                           --------------
     TOTAL INVESTMENTS -- 108.3%
      (cost $1,450,818,027; Note 6).......................  1,351,775,378
                                                           --------------
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (8.3)%....................................   (103,209,112)
                                                           --------------
     NET ASSETS -- 100%................................... $1,248,566,266
                                                           ==============

The following abbreviation is used in portfolio descriptions:

ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $65,595,643; cash collateral $68,135,407 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B116

                        --------------------------------
                        ZERO COUPON BOND PORTFOLIO 2005
                        --------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                      Principal
                                             Maturity  Amount     Value
                                               Date     (000)    (Note 2)
    LONG-TERM INVESTMENTS -- 98.7%           -------- --------- -----------
    LONG-TERM BONDS
    U.S. GOVERNMENT AGENCY OBLIGATIONS
      Federal National Mortgage Association. 01/24/05  $ 1,400  $ 1,340,736
      Federal National Mortgage Association. 01/24/06    2,320    2,146,898
      Financing Corp........................ 03/07/04    3,350    3,281,650
      Financing Corp........................ 11/11/05      425      397,109
      Financing Corp........................ 02/08/05      688      657,094
      Financing Corp........................ 08/08/07    2,070    1,782,924
      Resolution Funding Corp............... 07/15/07    4,350    3,817,504
      United States Treasury Bond........... 08/15/05   41,495   39,456,807
      United States Treasury Bond........... 02/15/06    7,970    7,455,226
      United States Treasury Bond........... 08/15/07    6,400    5,648,672
                                                                -----------
    TOTAL LONG-TERM INVESTMENTS
      (cost $ 59,103,312)....................................    65,984,620
                                                                -----------

SHORT-TERM INVESTMENT -- 1.4%
                                                                  Shares
                                                                  -------
MUTUAL FUND
  Prudential Core Investment Fund -- Taxable Money Market Series
   (cost $918,975; Note 4)....................................... 918,975     918,975
TOTAL INVESTMENTS -- 100.1%
   (cost $60,022,287; Note 6).........................................     66,903,595
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%..........................     (55,516)
                                                                          -----------
NET ASSETS -- 100.0%..................................................... $66,848,079
                                                                          ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     B117

Financial Highlights

                                                                    Conservative Balanced Portfolio
                                                          ---------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ---------------------------------------------------
                                                             2002       2001       2000      1999      1998
                                                          --------   --------   --------   --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  13.69   $  14.63   $  15.36   $  15.08  $  14.97
                                                          --------   --------   --------   --------  --------
Income From Investment Operations:
Net investment income....................................     0.34       0.44       0.59       0.62      0.66
Net realized and unrealized gains (losses) on investments    (1.57)     (0.75)     (0.65)      0.37      1.05
                                                          --------   --------   --------   --------  --------
   Total from investment operations......................    (1.23)     (0.31)     (0.06)      0.99      1.71
                                                          --------   --------   --------   --------  --------
Less Distributions:
Dividends from net investment income.....................       --      (0.48)     (0.56)     (0.62)    (0.66)
Distributions from net realized gains....................    (0.03)     (0.15)     (0.11)     (0.06)    (0.94)
Distributions in excess of net realized gains............       --         --         --      (0.03)       --
                                                          --------   --------   --------   --------  --------
   Total distributions...................................    (0.03)     (0.63)     (0.67)     (0.71)    (1.60)
                                                          --------   --------   --------   --------  --------
Net Asset Value, end of year............................. $  12.43   $  13.69   $  14.63   $  15.36  $  15.08
                                                          ========   ========   ========   ========  ========
Total Investment Return(a)...............................    (8.98)%    (2.02)%    (0.48)%     6.69%    11.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $2,660.3   $3,259.7   $3,714.3   $4,387.1  $4,796.0
Ratios to average net assets:
  Expenses...............................................     0.58%      0.58%      0.60%      0.57%     0.57%
  Net investment income..................................     2.49%      3.05%      3.79%      4.02%     4.19%
Portfolio turnover rate..................................      260%       239%        85%       109%      167%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                       Diversified Bond Portfolio
                                                          ---------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ---------------------------------------------------
                                                            2002      2001       2000        1999      1998
                                                          --------  --------  --------    --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  11.36  $  11.28  $  10.95    $  11.06   $  11.02
                                                          --------  --------  --------    --------   --------
Income From Investment Operations:
Net investment income....................................     0.57      0.67      0.77        0.67       0.69
Net realized and unrealized gains (losses) on investments     0.17      0.12      0.26       (0.75)      0.08
                                                          --------  --------  --------    --------   --------
   Total from investment operations......................     0.74      0.79      1.03       (0.08)      0.77
                                                          --------  --------  --------    --------   --------
Less Distributions:
Dividends from net investment income.....................    (1.27)    (0.71)    (0.70)         --      (0.69)
Distributions from net realized gains....................       --        --        --(b)    (0.03)     (0.04)
Tax return of capital distributions......................    (0.01)       --        --          --         --
                                                          --------  --------  --------    --------   --------
   Total distributions...................................    (1.28)    (0.71)    (0.70)      (0.03)     (0.73)
                                                          --------  --------  --------    --------   --------
Net Asset Value, end of year............................. $  10.82  $  11.36  $  11.28    $  10.95   $  11.06
                                                          ========  ========  ========    ========   ========
Total Investment Return(a)...............................     7.07%     6.98%     9.72%      (0.74)%     7.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,370.3  $1,400.7  $1,269.8    $1,253.8   $1,122.6
Ratios to average net assets:
  Expenses...............................................     0.44%     0.44%     0.45%       0.43%      0.42%
  Net investment income..................................     5.25%     6.35%     6.83%       6.25%      6.40%
Portfolio turnover rate..................................      595%      257%      139%        171%       199%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights


                                                                           Equity Portfolio
                                                          --------------------------------------------------
                                                                                Class I
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2002       2001      2000      1999      1998
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  20.49   $  24.50   $  28.90  $  29.64  $  31.07
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.17       0.18       0.51      0.54      0.60
Net realized and unrealized gains (losses) on investments    (4.75)     (2.83)      0.26      3.02      2.21
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.58)     (2.65)      0.77      3.56      2.81
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.16)     (0.18)     (0.51)    (0.53)    (0.60)
Distributions in excess of net investment income.........       --         --      (0.02)       --        --
Distributions from net realized gains....................       --      (1.18)     (4.64)    (3.77)    (3.64)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.16)     (1.36)     (5.17)    (4.30)    (4.24)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  15.75   $  20.49   $  24.50  $  28.90  $  29.64
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)                                  (22.34)%   (11.18)%     3.28%    12.49%     9.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,273.6   $4,615.9   $5,652.7  $6,235.0  $6,247.0
Ratios to average net assets:
  Expenses...............................................     0.48%      0.49%      0.49%     0.47%     0.47%
  Net investment income..................................     0.88%      0.84%      1.75%     1.72%     1.81%
Portfolio turnover rate..................................       54%       153%        78%        9%       25%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                       Equity Portfolio
                                                          --------------------------------------
                                                                           Class II
                                                          --------------------------------------
                                                                  Year Ended          May 3, 1999(d)
                                                                 December 31,            through
                                                          --------------------------   December 31,
                                                            2002      2001     2000        1999
                                                          -------   -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $ 20.49   $ 24.51   $28.92      $32.79
                                                          -------   -------   ------      ------
Income From Investment Operations:
Net investment income....................................    0.09      0.09     0.39        0.28
Net realized and unrealized gains (losses) on investments   (4.72)    (2.83)    0.26       (0.60)
                                                          -------   -------   ------      ------
   Total from investment operations......................   (4.63)    (2.74)    0.65       (0.32)
                                                          -------   -------   ------      ------
Less Distributions:
Dividends from net investment income.....................   (0.10)    (0.10)   (0.40)      (0.34)
Distributions in excess of net investment income.........      --        --    (0.02)         --
Distributions from net realized gains....................      --     (1.18)   (4.64)      (3.21)
                                                          -------   -------   ------      ------
   Total distributions...................................   (0.10)    (1.28)   (5.06)      (3.55)
                                                          -------   -------   ------      ------
Net Asset Value, end of period........................... $ 15.76   $ 20.49   $24.51      $28.92
                                                          =======   =======   ======      ======
Total Investment Return(a)                                 (22.62)%  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $   0.4   $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...............................................    0.88%     0.89%    0.91%       0.87%(b)
  Net investment income..................................    0.46%     0.45%    1.26%       1.33%(b)
Portfolio turnover rate..................................      54%      153%      78%          9%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

(d)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights


                                                                       Flexible Managed Portfolio
                                                          ---------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ---------------------------------------------------
                                                             2002       2001       2000      1999      1998
                                                          --------   --------   --------   --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  14.79   $  16.53   $  17.64   $  16.56  $  17.28
                                                          --------   --------   --------   --------  --------
Income From Investment Operations:
Net investment income....................................     0.27       0.42       0.61       0.58      0.58
Net realized and unrealized gains (losses) on investments    (2.10)     (1.35)     (0.86)      0.69      1.14
                                                          --------   --------   --------   --------  --------
   Total from investment operations......................    (1.83)     (0.93)     (0.25)      1.27      1.72
                                                          --------   --------   --------   --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.41)     (0.58)     (0.62)        --     (0.59)
Distributions from net realized gains....................       --      (0.23)     (0.24)     (0.19)    (1.85)
                                                          --------   --------   --------   --------  --------
   Total distributions...................................    (0.41)     (0.81)     (0.86)     (0.19)    (2.44)
                                                          --------   --------   --------   --------  --------
Net Asset Value, end of year............................. $  12.55   $  14.79   $  16.53   $  17.64  $  16.56
                                                          ========   ========   ========   ========  ========
Total Investment Return(a)                                  (12.74)%    (5.68)%    (1.44)%     7.78%    10.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,181.0   $3,896.6   $4,463.8   $5,125.3  $5,410.0
Ratios to average net assets:
  Expenses...............................................     0.63%      0.64%      0.64%      0.62%     0.61%
  Net investment income..................................     1.92%      2.61%      3.22%      3.20%     3.21%
Portfolio turnover rate..................................      238%       236%       132%        76%      138%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                          Global Portfolio
                                                          -----------------------------------------------
                                                                             Year Ended
                                                                            December 31,
                                                          -----------------------------------------------
                                                            2002      2001       2000      1999     1998
                                                          -------   -------   --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 15.29   $ 23.61   $  30.98   $  21.16  $17.92
                                                          -------   -------   --------   --------  ------
Income From Investment Operations:
Net investment income....................................    0.07      0.09       0.07       0.06    0.07
Net realized and unrealized gains (losses) on investments   (3.87)    (3.58)     (5.30)     10.04    4.38
                                                          -------   -------   --------   --------  ------
   Total from investment operations......................   (3.80)    (3.49)     (5.23)     10.10    4.45
                                                          -------   -------   --------   --------  ------
Less Distributions:
Dividends from net investment income.....................   (0.14)    (0.06)     (0.07)        --   (0.16)
Distributions in excess of net investment income.........      --        --      (0.13)     (0.10)  (0.12)
Distributions from net realized gains....................      --     (4.77)     (1.94)     (0.18)  (0.93)
                                                          -------   -------   --------   --------  ------
   Total distributions...................................   (0.14)    (4.83)     (2.14)     (0.28)  (1.21)
                                                          -------   -------   --------   --------  ------
Net Asset Value, end of year............................. $ 11.35   $ 15.29   $  23.61   $  30.98  $21.16
                                                          =======   =======   ========   ========  ======
Total Investment Return(a)...............................  (25.14)%  (17.64)%   (17.68)%    48.27%  25.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 514.9   $ 885.0   $1,182.1   $1,298.3  $844.5
Ratios to average net assets:
  Expenses...............................................    0.82%     0.84%      0.85%      0.84%   0.86%
  Net investment income..................................    0.47%     0.58%      0.25%      0.21%   0.29%
Portfolio turnover rate..................................      75%       67%        95%        76%     73%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights


                                                              Government Income Portfolio
                                                        ---------------------------------------
                                                                       Year Ended
                                                                      December 31,
                                                        ---------------------------------------
                                                         2002    2001    2000     1999    1998
                                                        ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $12.26  $12.02  $11.55  $11.87   $11.52
                                                        ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income..................................   0.38    0.65    0.89    0.76     0.67
Net realized and unrealized gain (losses) on investment   1.00    0.31    0.52   (1.08)    0.36
                                                        ------  ------  ------  ------   ------
   Total from investment operations....................   1.38    0.96    1.41   (0.32)    1.03
                                                        ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income...................  (1.06)  (0.72)  (0.91)     --    (0.68)
Distributions from net realized gains..................  (0.08)     --   (0.03)     --       --
                                                        ------  ------  ------  ------   ------
   Total distributions.................................  (1.14)  (0.72)  (0.94)     --    (0.68)
                                                        ------  ------  ------  ------   ------
Net Asset Value, end of year........................... $12.50  $12.26  $12.02  $11.55   $11.87
                                                        ======  ======  ======  ======   ======
Total Investment Return(a).............................  12.05%   8.06%  12.78%  (2.70)%   9.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $484.3  $311.0  $291.5  $335.5   $443.2
Ratios to average net assets:
  Expenses.............................................   0.44%   0.47%   0.47%   0.44%    0.43%
  Net investment income................................   4.29%   5.53%   6.03%   5.72%    5.71%
Portfolio turnover rate................................    508%    361%    184%    106%     109%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                           High Yield Bond Portfolio
                                                  ------------------------------------------
                                                                   Year Ended
                                                                  December 31,
                                                  ------------------------------------------
                                                    2002      2001     2000    1999     1998
                                                  --------  ------   ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $   5.40  $ 6.14   $ 7.52   $ 7.21  $ 8.14
                                                  --------  ------   ------   ------  ------
Income From Investment Operations:
Net investment income............................     0.29    0.58     0.74     0.79    0.77
Net realized and unrealized losses on investments    (0.21)  (0.62)   (1.30)   (0.46)  (0.94)
                                                  --------  ------   ------   ------  ------
   Total from investment operations..............     0.08   (0.04)   (0.56)    0.33   (0.17)
                                                  --------  ------   ------   ------  ------
Less Distributions:
Dividends from net investment income.............    (0.89)  (0.70)   (0.82)   (0.02)  (0.76)
                                                  --------  ------   ------   ------  ------
Net Asset Value, end of year..................... $   4.59  $ 5.40   $ 6.14   $ 7.52  $ 7.21
                                                  ========  ======   ======   ======  ======
Total Investment Return(a).......................     1.50%  (0.44)%  (7.91)%   4.61%  (2.36)%
Ratios/Supplement Data:
Net assets, end of year (in millions)............ $1,128.6  $655.8   $661.3   $802.2  $789.3
Ratios to average net assets:
  Expenses.......................................     0.58%   0.60%    0.60%    0.60%   0.58%
  Net investment income..........................     9.36%  10.93%   10.47%   10.48%  10.31%
Portfolio turnover rate..........................       77%     84%      76%      58%     63%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights

                                                                           Jennison Portfolio
                                                          ----------------------------------------------------
                                                                                 Class I
                                                          ----------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ----------------------------------------------------
                                                             2002       2001       2000       1999      1998
                                                          --------   --------   --------    --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  18.57   $  22.97   $  32.39    $  23.91  $  17.73
                                                          --------   --------   --------    --------  --------
Income From Investment Operations:
Net investment income....................................     0.03       0.04       0.01        0.05      0.04
Net realized and unrealized gains (losses) on investments    (5.78)     (4.22)     (5.61)       9.88      6.56
                                                          --------   --------   --------    --------  --------
   Total from investment operations......................    (5.75)     (4.18)     (5.60)       9.93      6.60
                                                          --------   --------   --------    --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.03)     (0.03)        --(b)    (0.05)    (0.04)
Distributions from net realized gains....................       --      (0.19)     (3.82)      (1.40)    (0.38)
                                                          --------   --------   --------    --------  --------
   Total distributions...................................    (0.03)     (0.22)     (3.82)      (1.45)    (0.42)
                                                          --------   --------   --------    --------  --------
Net Asset Value, end of year............................. $  12.79   $  18.57   $  22.97    $  32.39  $  23.91
                                                          ========   ========   ========    ========  ========
Total Investment Return(a)...............................   (30.95)%   (18.25)%   (17.38)%     41.76%    37.46%
Ratios/Supplement Data:
Net assets, end of year (in millions).................... $1,388.8   $2,186.9   $2,892.7    $2,770.7  $1,198.7
Ratios to average net assets:
  Expenses...............................................     0.61%      0.64%      0.64%       0.63%     0.63%
  Net investment income..................................     0.21%      0.18%      0.02%       0.17%     0.20%
Portfolio turnover rate..................................       74%        86%        89%         58%       54%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                                             Jennison Portfolio
                                                  ------------------------------------
                                                                  Class II
                                                  ------------------------------------
                                                                       February 10, 2000(e)
                                                       Year Ended            through
                                                      December 31,         December 31,
                                                  -----------------    --------------------
                                                    2002       2001            2000
                                                  -------   -------    --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $ 18.45   $ 22.88          $ 34.25
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.02)     0.01            (0.03)
Net realized and unrealized losses on investments   (5.73)    (4.25)           (7.54)
                                                  -------   -------          -------
   Total from investment operations..............   (5.75)    (4.24)           (7.57)
                                                  -------   -------          -------
Less Distributions:
Dividends from net investment income.............      --       -- (d)           -- (d)
Distributions from net realized gains............      --     (0.19)           (3.80)
                                                  -------   -------          -------
   Total distributions...........................      --     (0.19)           (3.80)
                                                  -------   -------          -------
Net Asset Value, end of period................... $ 12.70   $ 18.45          $ 22.88
                                                  =======   =======          =======
Total Investment Return(a).......................  (31.17)%  (18.60)%         (22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions).......... $  48.1   $  59.6          $  13.3
Ratios to average net assets:
  Expenses.......................................    1.01%     1.04%            1.04%(b)
  Net investment loss............................   (0.19)%   (0.19)%          (0.39)%(b)
Portfolio turnover rate..........................      74%       86%              89%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

(d)Less than $0.005 per share.

(e)Commencement of offering of Class II Shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights


                                                          Money Market Portfolio
                                              ----------------------------------------------
                                                                Year Ended
                                                               December 31,
                                              ----------------------------------------------
                                                2002      2001      2000      1999     1998
                                              --------  --------  --------  --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year........... $  10.00  $  10.00  $  10.00  $  10.00  $10.00
                                              --------  --------  --------  --------  ------
Income From Investment Operations:
Net investment income and realized and
 unrealized gains............................     0.15      0.41      0.60      0.49    0.52
Dividend and distributions...................    (0.15)    (0.41)    (0.60)    (0.49)  (0.52)
                                              --------  --------  --------  --------  ------
Net Asset Value, end of year................. $  10.00  $  10.00  $  10.00  $  10.00  $10.00
                                              ========  ========  ========  ========  ======
Total Investment Return(a)...................     1.52%     4.22%     6.20%     4.97%   5.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........ $1,366.6  $1,501.9  $1,238.2  $1,335.5  $920.2
Ratios to average net assets:
 Expenses....................................     0.43%     0.43%     0.44%     0.42%   0.41%
 Net investment income.......................     1.52%     3.86%     6.03%     4.90%   5.20%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                  Natural Resources Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2002     2001     2000    1999     1998
                                                          ------  -------   ------  ------  -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $19.11  $ 23.59   $17.38  $11.98  $ 15.24
                                                          ------  -------   ------  ------  -------
Income From Investment Operations:
Net investment income....................................   0.09     0.43     0.13    0.10     0.09
Net realized and unrealized gains (losses) on investments   3.52    (2.89)    6.36    5.40    (2.48)
                                                          ------  -------   ------  ------  -------
   Total from investment operations......................   3.61    (2.46)    6.49    5.50    (2.39)
                                                          ------  -------   ------  ------  -------
Less Distributions:
Dividends from net investment income.....................  (0.12)   (0.55)   (0.16)  (0.10)   (0.11)
Distributions in excess of net investment income.........     --       --    (0.09)     --       --
Distributions from net realized gains....................  (0.25)   (1.47)   (0.03)     --    (0.75)
Tax return of capital distributions......................     --       --       --      --    (0.01)
                                                          ------  -------   ------  ------  -------
   Total distributions...................................  (0.37)   (2.02)   (0.28)  (0.10)   (0.87)
                                                          ------  -------   ------  ------  -------
Net Asset Value, end of year............................. $22.35  $ 19.11   $23.59  $17.38  $ 11.98
                                                          ======  =======   ======  ======  =======
Total Investment Return(a)...............................  18.92%  (10.08)%  37.66%  45.99%  (17.10)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $379.2  $ 336.1   $393.2  $289.5  $ 236.9
Ratios to average net assets:
  Expenses...............................................   0.50%    0.52%    0.58%   0.57%    0.61%
  Net investment income..................................   0.47%    1.94%    0.67%   0.70%    0.63%
Portfolio turnover rate..................................     37%      23%      30%     26%      12%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                      Small Capitalization Stock Portfolio
                                   ----------------------------------------
                                                   Year Ended
                                                  December 31,
                                   ----------------------------------------
                                     2002     2001    2000    1999     1998
                                   -------   ------  ------  ------  ------
   Per Share Operating
    Performance:
   Net Asset Value, beginning of
    year.......................... $ 15.48   $17.11  $16.25  $14.71  $15.93
                                   -------   ------  ------  ------  ------
   Income From Investment
    Operations:
   Net investment income..........    0.06     0.06    0.07    0.10    0.09
   Net realized and unrealized
    gains (losses) on investments.   (2.31)    0.67    1.81    1.71   (0.25)
                                   -------   ------  ------  ------  ------
      Total from investment
       operations.................   (2.25)    0.73    1.88    1.81   (0.16)
                                   -------   ------  ------  ------  ------
   Less Distributions:
   Dividends from net investment
    income........................   (0.13)   (0.08)  (0.08)     --   (0.09)
   Distributions from net
    realized gains................   (0.19)   (2.28)  (0.94)  (0.27)  (0.97)
                                   -------   ------  ------  ------  ------
      Total distributions.........   (0.32)   (2.36)  (1.02)  (0.27)  (1.06)
                                   -------   ------  ------  ------  ------
   Net Asset Value, end of year... $ 12.91   $15.48  $17.11  $16.25  $14.71
                                   =======   ======  ======  ======  ======
   Total Investment Return(a).....  (14.92)%   5.53%  12.81%  12.68%  (0.76)%
   Ratios/Supplemental Data:
   Net assets, end of year (in
    millions)..................... $ 467.4   $611.1  $568.3  $437.5  $360.4
   Ratios to average net assets:
    Expenses......................    0.46%    0.48%   0.48%   0.45%   0.47%
    Net investment income.........    0.40%    0.52%   0.59%   0.70%   0.57%
   Portfolio turnover rate........      17%      23%     29%     31%     26%

   (a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                       Year Ended
                                                      December 31,         September 22, 2000(a)
                                                  ----------------------          through
                                                     2002        2001        December 31, 2000
                                                   -------      -------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  7.58      $  9.33            $10.00
                                                   -------      -------           ------
Income From Investment Operations:
Net investment income............................      --(e)      0.02              0.01
Net realized and unrealized losses on investments   (1.68)       (1.69)            (0.67)
                                                   -------      -------           ------
   Total from investment operations..............   (1.68)       (1.67)            (0.66)
                                                   -------      -------           ------
Less Distributions:
Dividends from net investment income.............      --        (0.02)            (0.01)
Distributions from net realized gains............      --        (0.06)               --
                                                   -------      -------           ------
   Total distributions...........................      --        (0.08)            (0.01)
                                                   -------      -------           ------
Net Asset Value, end of period................... $  5.90      $  7.58            $ 9.33
                                                   =======      =======           ======
Total Investment Return(b).......................  (22.16)%     (17.92)%           (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  15.1      $   7.5            $  2.1
Ratios to average net assets:
  Expenses.......................................    0.05%        0.05%             0.05%(c)
  Net investment income..........................    0.06%        0.39%             0.36%(c)
Portfolio turnover rate..........................      26%          62%                6%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights


                                                     SP AIM Aggressive Growth Portfolio
                                                  ------------------------------------
                                                      Year Ended
                                                     December 31,     September 22, 2000(a)
                                                  -----------------          through
                                                    2002      2001      December 31, 2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.49   $  8.60          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment loss..............................   (0.03)    (0.04)           (0.01)
Net realized and unrealized losses on investments   (1.33)    (2.07)           (1.39)
                                                  -------   -------          -------
   Total from investment operations..............   (1.36)    (2.11)           (1.40)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  5.13   $  6.49          $  8.60
                                                  =======   =======          =======
Total Investment Return(b):......................  (20.96)%  (24.53)%         (14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions).......... $   9.3   $   5.7              3.9
Ratios to average net assets:(d)
  Expenses.......................................    1.07%     1.07%            1.07%(c)
  Net investment loss............................   (0.72)%   (0.73)%          (0.40)%(c)
Portfolio turnover rate..........................      73%       87%              16%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                         SP AIM Core Equity Portfolio
                                                  ---------------------------------------
                                                       Year Ended
                                                      December 31,      September 22, 2000(a)
                                                  -----------------            through
                                                    2002       2001       December 31, 2000
                                                  -------   -------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.51   $  8.41            $ 10.00
                                                  -------   -------            -------
Income From Investment Operations:
Net investment income (loss).....................    0.02       (--)(f)           0.01
Net realized and unrealized losses on investments   (1.01)    (1.90)             (1.59)
                                                  -------   -------            -------
   Total from investment operations..............   (0.99)    (1.90)             (1.58)
                                                  -------   -------            -------
Less Dividends:
Dividends from net investment income.............      --        --              (0.01)
                                                  -------   -------            -------
Net Asset Value, end of period................... $  5.52   $  6.51            $  8.41
                                                  =======   =======            =======
Total Investment Return(b).......................  (15.21)%  (22.68)%           (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  13.9   $  10.2            $   4.3
Ratios to average net assets:(d)
  Expenses.......................................    1.00%     1.00%              1.00%(c)
  Net investment income (loss)...................    0.45%    (0.02)%             0.26%(c)
Portfolio turnover rate..........................     116%       65%                15%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights


                                                    SP Alliance Large Cap Growth Portfolio
                                                  --------------------------------------
                                                       Year Ended
                                                      December 31,     September 22, 2000(a)
                                                  -----------------           through
                                                    2002       2001      December 31, 2000
                                                  -------   -------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  7.31   $  8.55           $ 10.00
                                                  -------   -------           -------
Income From Investment Operations:
Net investment income (loss).....................   (0.01)    (0.01)             0.01
Net realized and unrealized losses on investments   (2.27)    (1.23)            (1.45)
                                                  -------   -------           -------
   Total from investment operations..............   (2.28)    (1.24)            (1.44)
                                                  -------   -------           -------
Less Distributions:
Dividends from net investment income.............      --        --             (0.01)
Tax return of capital distributions..............      --        --(f)             --
                                                  -------   -------           -------
   Total distributions...........................      --        --(f)          (0.01)
                                                  -------   -------           -------
Net Asset Value, end of period................... $  5.03   $  7.31           $  8.55
                                                  =======   =======           =======
Total Investment Return(b).......................  (31.19)%  (14.47)%          (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  57.7   $  35.9           $   7.1
Ratios to average net assets:(d)
  Expenses.......................................    1.10%     1.10%             1.10%(c)
  Net investment income (loss)...................   (0.27)%   (0.08)%            0.44%(c)
Portfolio turnover rate..........................      34%       47%               10%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                      SP Alliance Technology Portfolio
                                                  -------------------------------------
                                                      Year Ended
                                                     December 31,     September 22, 2000(a)
                                                  -----------------          through
                                                    2002      2001      December 31, 2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.71   $  7.62          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.04)    (0.03)            0.01
Net realized and unrealized losses on investments   (2.32)    (1.88)           (2.38)
                                                  -------   -------          -------
   Total from investment operations..............   (2.36)    (1.91)           (2.37)
                                                  -------   -------          -------
Less Distributions:
Dividends from net investment income.............      --        --            (0.01)
Distributions in excess of net investment income.      --        --               --(c)
                                                  -------   -------          -------
   Total distributions...........................      --        --            (0.01)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  3.35   $  5.71          $  7.62
                                                  =======   =======          =======
Total Investment Return(b).......................  (41.33)%  (25.07)%         (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $   6.5   $   7.7          $   6.1
Ratios to average net assets:(f)
  Expenses.......................................    1.30%     1.30%            1.30%(d)
  Net investment income (loss)...................   (1.10)%   (0.69)%           0.37%(d)
Portfolio turnover rate..........................      81%       47%              23%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

(f)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights


                                                   SP Balanced Asset Allocation Portfolio
                                                  ------------------------------------
                                                      Year Ended
                                                     December 31,    September 22, 2000(a)
                                                  ----------------          through
                                                    2002      2001     December 31, 2000
                                                  -------   ------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  9.02   $ 9.80          $10.00
                                                  -------   ------          ------
Income from Investment Operations:
Net investment income............................    0.11     0.14            0.06
Net realized and unrealized losses on investments   (1.16)   (0.73)          (0.20)
                                                  -------   ------          ------
   Total from investment operations..............   (1.05)   (0.59)          (0.14)
                                                  -------   ------          ------
Less Distributions:
Dividends from net investment income.............      --    (0.14)          (0.06)
Distributions from net realized gains............   (0.01)   (0.05)             --
                                                  -------   ------          ------
   Total distributions...........................   (0.01)   (0.19)          (0.06)
                                                  -------   ------          ------
Net asset value, end of period................... $  7.96   $ 9.02          $ 9.80
                                                  =======   ======          ======
Total Investment Return(b).......................  (11.67)%  (5.99)%         (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $ 147.3   $ 66.1          $  3.7
Ratios to average net assets:
  Expenses.......................................    0.05%    0.05%           0.05%(c)
  Net investment income..........................    1.96%    3.26%           4.89%(c)
Portfolio turnover rate..........................      22%      35%              4%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                             SP Conservative Asset Allocation Portfolio
                                                             --------------------------------------
                                                                Year Ended
                                                               December 31,      September 22, 2000(a)
                                                             -----------------          through
                                                               2002      2001      December 31, 2000
                                                             ------    ------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $ 9.77    $10.00           $10.00
                                                             ------    ------           ------
Income From Investment Operations:
Net investment income.......................................   0.16      0.21             0.08
Net realized and unrealized gains (losses) on investments...  (0.73)    (0.24)              --(c)
                                                             ------    ------           ------
   Total from investment operations.........................  (0.57)    (0.03)            0.08
                                                             ------    ------           ------
Less Distributions:
Dividends from net investment income........................  (0.03)    (0.16)           (0.08)
Distributions from net realized gains.......................  (0.01)    (0.04)              --(c)
                                                             ------    ------           ------
   Total distributions......................................  (0.04)    (0.20)           (0.08)
                                                             ------    ------           ------
Net Asset Value, end of period.............................. $ 9.16    $ 9.77           $10.00
                                                             ======    ======           ======
Total Investment Return(b)..................................  (5.88)%   (0.23)%           0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $117.5    $ 47.9           $  1.9
Ratios to average net assets:
 Expenses...................................................   0.05%     0.05%            0.05%(d)
 Net investment income......................................   2.79%     4.76%            8.07%(d)
Portfolio turnover rate.....................................     25%       29%               4%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Less than $0.005 per share.

(d) Annualized.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights


                                                                      SP Davis Value Portfolio
                                                             --------------------------------------
                                                                  Year Ended
                                                                 December 31,     September 22, 2000(a)
                                                             ------------------          through
                                                                2002      2001      December 31, 2000
                                                             -------    -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $  9.04    $ 10.15          $10.00
                                                             -------    -------          ------
Income From Investment Operations:
Net investment income.......................................    0.05       0.05            0.02
Net realized and unrealized gains (losses) on investments
 and foreign currencies.....................................   (1.47)     (1.11)           0.15
                                                             -------    -------          ------
   Total from investment operations.........................   (1.42)     (1.06)           0.17
                                                             -------    -------          ------
Less Distributions:
Dividends from net investment income........................      --(f)   (0.05)          (0.02)
                                                             -------    -------          ------
Net Asset Value, end of period.............................. $  7.62    $  9.04          $10.15
                                                             =======    =======          ======
Total Investment Return(b)..................................  (15.70)%   (10.46)%          1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $ 165.0    $  94.4          $ 12.8
Ratios to average net assets:(e)
 Expenses...................................................    0.83%      0.83%           0.83%(c)
 Net investment income......................................    0.82%      0.64%           1.48%(c)
Portfolio turnover rate.....................................      22%        17%              3%(d)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Not annualized.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f) Less than $0.005 per share.

                                                  SP Deutsche International Equity Portfolio
                                                  -------------------------------------
                                                      Year Ended
                                                     December 31,      September 22, 2000(a)
                                                  -----------------           through
                                                    2002       2001      December 31, 2000
                                                  -------    -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  7.35    $  9.44          $10.00
                                                  -------    -------          ------
Income From Investment Operations:
Net investment income............................    0.04       0.05            0.01
Net realized and unrealized losses on investments   (1.31)     (2.09)          (0.57)
                                                  -------    -------          ------
   Total from investment operations..............   (1.27)     (2.04)          (0.56)
                                                  -------    -------          ------
Less Dividends:
Dividends from net investment income.............      --      (0.05)             --
                                                  -------    -------          ------
Net Asset Value, end of period................... $  6.08    $  7.35          $ 9.44
                                                  =======    =======          ======
Total Investment Return(b).......................  (17.17)%   (22.07)%         (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  46.4    $  24.7          $  7.8
Ratios to average net assets:(e)
  Expenses.......................................    1.10%      1.10%           1.10%(c)
  Net investment income..........................    0.55%      0.61%           0.55%(c)
Portfolio turnover rate..........................     141%       155%             51%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights

                                                     SP Growth Asset Allocation Portfolio
                                                  --------------------------------------
                                                       Year Ended
                                                      December 31,     September 22, 2000(a)
                                                  ------------------          through
                                                     2002      2001      December 31, 2000
                                                  -------    -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  8.27    $  9.52          $10.00
                                                  -------    -------          ------
Income from Investment Operations:
Net investment income............................    0.06       0.09            0.03
Net realized and unrealized losses on investments   (1.49)     (1.21)          (0.49)
                                                  -------    -------          ------
   Total from investment operations..............   (1.43)     (1.12)          (0.46)
                                                  -------    -------          ------
Less Distributions:
Dividends from net investment income.............      --      (0.08)          (0.02)
Distributions from net realized gains............      --(e)   (0.05)             --
                                                  -------    -------          ------
   Total distributions...........................      --      (0.13)          (0.02)
                                                  -------    -------          ------
Net Asset Value, end of period................... $  6.84    $  8.27          $ 9.52
                                                  =======    =======          ======
Total Investment Return(b).......................  (17.26)%   (11.77)%         (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  96.4    $  46.8          $  3.9
Ratios to average net assets:
  Expenses.......................................    0.05%      0.05%           0.05%(c)
  Net investment income..........................    1.12%      1.71%           2.95%(c)
Portfolio turnover rate..........................      24%        43%             39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                                                  SP INVESCO Small Company Growth Portfolio
                                                  ------------------------------------
                                                      Year Ended      September 22, 2000(a)
                                                     December 31,            through
                                                  -----------------       December 31,
                                                    2002      2001            2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.94   $  8.38          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment loss..............................   (0.03)    (0.02)              --(f)
Net realized and unrealized losses on investments   (2.07)    (1.42)           (1.62)
                                                  -------   -------          -------
   Total from investment operations..............   (2.10)    (1.44)           (1.62)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  4.84   $  6.94          $  8.38
                                                  =======   =======          =======
Total Investment Return(b).......................  (30.26)%  (17.18)%         (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  12.5   $   8.4          $   5.5
Ratios to average net assets:(d)
  Expenses.......................................    1.15%     1.15%            1.15%(c)
  Net investment loss............................   (0.73)%   (0.28)%          (0.10)%(c)
Portfolio turnover rate..........................     109%       83%              29%(e)

(a)Commencement of operations

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights


                                                   SP Jennison International Growth Portfolio
                                                  -----------------------------------------
                                                                     Class I
                                                  -----------------------------------------
                                                        Year Ended
                                                       December 31,       September 22, 2000(a)
                                                  -------------------            through
                                                     2002       2001(f)     December 31, 2000
                                                  -------     -------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.45     $  8.50            $ 10.00
                                                  -------     -------            -------
Income From Investment Operations:
Net investment income............................    0.01        0.02               0.01
Net realized and unrealized losses on investments   (1.24)      (3.05)             (1.51)
                                                  -------     -------            -------
   Total from investment operations..............   (1.23)      (3.03)             (1.50)
                                                  -------     -------            -------
Less Distributions:
Tax return of capital distributions..............      --       (0.02)                --
                                                  -------     -------            -------
Net Asset Value, end of period................... $  4.22     $  5.45            $  8.50
                                                  =======     =======            =======
Total Investment Return(b).......................  (22.57)%    (35.64)%           (15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  34.9     $  19.9            $   7.6
Ratios to average net assets(d)..................
  Expenses.......................................    1.24%       1.24%              1.24%(c)
  Net investment income..........................    0.26%(g)    0.31%(g)           0.51%(c)
Portfolio turnover rate..........................     108%         86%                12%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002, 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the year.

(g)Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

                                                   SP Jennison International Growth Portfolio
                                                  ----------------------------------------
                                                                    Class II
                                                  ----------------------------------------
                                                         Year Ended
                                                        December 31,        October 4, 2000(a)
                                                  --------------------           through
                                                      2002       2001(g)    December 31, 2000
                                                  -------      -------      ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.43      $  8.48           $  9.79
                                                  -------      -------           -------
Income From Investment Operations:
Net investment income (loss).....................      --(f)       (--)(f)            --(f)
Net realized and unrealized losses on investments   (1.24)       (3.04)            (1.31)
                                                  -------      -------           -------
   Total from investment operations..............   (1.24)       (3.04)            (1.31)
                                                  -------      -------           -------
Less Distributions:
Tax return of capital distributions..............      --        (0.01)               --
                                                  -------      -------           -------
Net Asset Value, end of period................... $  4.19      $  5.43           $  8.48
                                                  =======      =======           =======
Total Investment Return(b).......................  (22.84)%     (35.92)%          (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  23.6      $  14.9           $   2.7
Ratios to average net assets:(d)
  Expenses.......................................    1.64%        1.64%             1.64%(c)
  Net investment income (loss)...................   (0.11)%(h)   (0.03)%(h)           --%(c)
Portfolio turnover rate..........................     108%          86%               12%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002, 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the year.

(h)Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights

                                                                   SP Large Cap Value Portfolio
                                                             -------------------------------------
                                                                 Year Ended      September 22, 2000(a)
                                                                December 31,            through
                                                             -----------------       December 31,
                                                                2002      2001           2000
                                                             -------    ------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $  9.44    $10.44          $10.00
                                                             -------    ------          ------
Income From Investment Operations:
Net investment income.......................................    0.08      0.09            0.04
Net realized and unrealized gains (losses) on investments...   (1.62)    (0.99)           0.44
                                                             -------    ------          ------
   Total from investment operations.........................   (1.54)    (0.90)           0.48
                                                             -------    ------          ------
Less Distributions:
Dividends from net investment income........................   (0.09)    (0.10)          (0.04)
Distributions in excess of net investment income............      --        --              --(e)
Tax Return of Capital.......................................      --(e)     --              --
                                                             -------    ------          ------
   Total distributions......................................   (0.09)    (0.10)          (0.04)
                                                             -------    ------          ------
Net Asset Value, end of period.............................. $  7.81    $ 9.44          $10.44
                                                             =======    ======          ======
Total Investment Return(b)..................................  (16.37)%   (8.65)%          4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $  38.3    $23.70          $ 3.90
Ratios to average net assets:(d)
 Expenses...................................................    0.90%     0.90%           0.90%(c)
 Net investment income......................................    1.22%     1.18%           1.60%(c)
Portfolio turnover rate.....................................      96%       61%             13%(f)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e) Less than $0.005 per share.

(f) Not annualized.

                                                        SP MFS Capital Opportunities Portfolio
                                                     ----------------------------------------
                                                           Year Ended       September 22, 2000(a)
                                                          December 31,             through
                                                     -----------------          December 31,
                                                       2002        2001             2000
                                                     -------   -------      ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period................ $  7.01   $  9.15             $10.00
                                                     -------   -------             ------
Income From Investment Operations:
Net investment income...............................    0.01        --(f)            0.01
Net realized and unrealized losses on investments...   (2.02)    (2.13)             (0.85)
                                                     -------   -------             ------
   Total from investment operations.................   (2.01)    (2.13)             (0.84)
                                                     -------   -------             ------
Less Distributions:
Dividends from net investment income................      --     (0.01)             (0.01)
                                                     -------   -------             ------
Net Asset Value, end of period...................... $  5.00   $  7.01             $ 9.15
                                                     =======   =======             ======
Total Return(b).....................................  (28.67)%  (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............. $   9.3   $   8.2             $  4.3
Ratios to average net assets:(d)
 Expenses...........................................    1.00%     1.00%              1.00%(c)
 Net investment income..............................    0.16%      (--)%(g)          0.40%(c)
Portfolio turnover rate.............................     143%       99%                25%(e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

(f) Less than $0.005 per share.

(g) Less than 0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights

                                                            SP Mid-Cap Growth Portfolio
                                                     -------------------------------------
                                                         Year Ended      September 22, 2000(a)
                                                        December 31,            through
                                                     -----------------       December 31,
                                                       2002      2001            2000
                                                     -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period................ $  7.62   $  9.69          $10.00
                                                     -------   -------          ------
Income From Investment Operations:
Net investment income (loss)........................   (0.02)    (0.01)           0.02
Net realized and unrealized losses on investments...   (3.51)    (2.01)          (0.25)
                                                     -------   -------          ------
   Total from investment operations.................   (3.53)    (2.02)          (0.23)
                                                     -------   -------          ------
Less Distributions:
Dividends from net investment income................      --     (0.01)          (0.02)
Distributions from net realized gains...............      --     (0.04)          (0.06)
                                                     -------   -------          ------
   Total distributions..............................      --     (0.05)          (0.08)
                                                     -------   -------          ------
Net Asset Value, end of period...................... $  4.09   $  7.62          $ 9.69
                                                     =======   =======          ======
Total Investment Return(b)..........................  (46.33)%  (20.93)%         (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............. $  18.3   $  15.9          $  5.6
Ratios to average net assets:(d)
 Expenses...........................................    1.00%     1.00%           1.00%(c)
 Net investment income (loss).......................   (0.59)%   (0.20)%          1.16%(c)
Portfolio turnover rate.............................     255%       93%             27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                                                                  SP PIMCO High Yield Portfolio
                                                             ---------------------------------
                                                                 Year Ended     September 22, 2000(a)
                                                                December 31,           through
                                                             --------------         December 31,
                                                              2002      2001            2000
                                                             ------  ------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $ 9.81  $10.02            $10.00
                                                             ------  ------            ------
Income From Investment Operations:
Net investment income.......................................   0.64    0.59              0.17
Net realized and unrealized gains (losses) on investments...  (0.64)  (0.21)             0.02
                                                             ------  ------            ------
   Total from investment operations.........................     --    0.38              0.19
                                                             ------  ------            ------
Less Distributions:
Dividends from net investment income........................  (0.64)  (0.59)            (0.16)
Distributions from net realized gains.......................     --      --             (0.01)
Distributions in excess of net realized capital gains.......     --      --                --(d)
                                                             ------  ------            ------
   Total distributions......................................  (0.64)  (0.59)            (0.17)
                                                             ------  ------            ------
Net Asset Value, end of period.............................. $ 9.17  $ 9.81            $10.02
                                                             ======  ======            ======
Total Investment Return(b)..................................   0.15%   3.97%             1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $112.2  $ 52.0            $  8.0
Ratios to average net assets:
 Expenses...................................................   0.82%   0.82%(e)          0.82%(c)(e)
 Net investment income......................................   7.79%   7.44%(e)          7.78%(c)(e)
Portfolio turnover rate.....................................    108%    105%               88%(f)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Less than $0.005 per share.

(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

Financial Highlights

                                                      SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                      Year Ended      September 22, 2000(a)
                                                     December 31,            through
                                                 ----------------         December 31,
                                                   2002       2001            2000
                                                 ------    ------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............ $10.70    $10.40            $10.00
                                                 ------    ------            ------
Income From Investment Operations:
Net investment income...........................   0.28      0.32              0.13
Net realized and unrealized gains on investments   0.71      0.57              0.39
                                                 ------    ------            ------
   Total from investment operations.............   0.99      0.89              0.52
                                                 ------    ------            ------
Less Distributions:
Dividends from net investment income............  (0.28)    (0.34)            (0.11)
Distributions from net realized gains...........    -- (f)  (0.25)            (0.01)
                                                 ------    ------            ------
   Total distributions..........................  (0.28)    (0.59)            (0.12)
                                                 ------    ------            ------
Net Asset Value, end of period.................. $11.41    $10.70            $10.40
                                                 ======    ======            ======
Total Investment Return(b)......................   9.39%     8.66%             5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......... $471.7    $147.0            $ 10.7
Ratios to average net assets:
  Expenses......................................   0.67%     0.76%(d)          0.76%(c)(d)
  Net investment income.........................   3.02%     3.69%(d)          5.94%(c)(d)
Portfolio turnover rate.........................    574%      718%              239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                                                  SP Prudential U.S. Emerging Growth Portfolio
                                                  ----------------------------------------
                                                                   Class I
                                                  ----------------------------------------
                                                      Year Ended        September 22, 2000(a)
                                                     December 31,              through
                                                  -------------------       December 31,
                                                    2002       2001             2000
                                                  -------    -------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.89    $  8.38           $ 10.00
                                                  -------    -------           -------
Income From Investment Operations:
Net investment income (loss).....................   (0.02)     (0.01)             0.01
Net realized and unrealized losses on investments   (2.19)     (1.48)            (1.62)
                                                  -------    -------           -------
   Total from investment operations..............   (2.21)     (1.49)            (1.61)
                                                  -------    -------           -------
Less Dividends:
Dividends from net investment income.............      --         --             (0.01)
                                                  -------    -------           -------
Net Asset Value, end of period................... $  4.68    $  6.89           $  8.38
                                                  =======    =======           =======
Total Investment Return(b).......................  (32.08)%   (17.78)%          (16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  51.0    $  31.2           $   6.4
Ratios to average net assets:(d)
  Expenses.......................................    0.90%      0.90%             0.90%(c)
  Net investment income (loss)...................   (0.48)%    (0.37)%            0.49%(c)
Portfolio turnover rate..........................     299%       258%               82%(e)

(a)Commencement of operations

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)% respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D16

Financial Highlights

                                                      SP Prudential U.S Emerging
                                                           Growth Portfolio
                                                     -----------------------
                                                               Class II
                                                     -----------------------
                                                                  July 9, 2001(a)
                                                      Year Ended      through
                                                     December 31,  December 31,
                                                         2002          2001
                                                     ------------ ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period................   $  6.88        $ 7.56
                                                       -------        ------
Income From Investment Operations:
Net investment loss.................................     (0.05)        (0.01)
Net realized and unrealized losses on investments...     (2.18)        (0.67)
                                                       -------        ------
   Total from investment operations.................     (2.23)        (0.68)
                                                       -------        ------
Less Dividends:
Dividends from net investment income................        --            --
                                                       -------        ------
Net Asset Value, end of period......................   $  4.65        $ 6.88
                                                       =======        ======
Total Investment Return(b)..........................    (32.41)%       (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).............   $   0.2        $  0.2
Ratios to average net assets:(c)
 Expenses...........................................      1.30%         1.30%(d)
 Net investment loss................................     (0.89)%       (0.87)%(d)
Portfolio turnover rate.............................       299%          258%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)% respectively, for the period ended December 31, 2001.

(d)Annualized.

(e)Not annualized.

                                                             SP Small/Mid Cap Value Portfolio
                                                          -----------------------------------
                                                             Year Ended     September 22, 2000(a)
                                                            December 31,           through
                                                          ----------------      December 31,
                                                            2002     2001           2000
                                                          -------   ------  ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $ 11.36   $11.13         $10.00
                                                          -------   ------         ------
Income From Investment Operations:
Net investment income....................................    0.05     0.08           0.03
Net realized and unrealized gains (losses) on investments   (1.68)    0.26           1.10
                                                          -------   ------         ------
   Total from investment operations......................   (1.63)    0.34           1.13
                                                          -------   ------         ------
Less Dividends:
Dividends from net investment income.....................   (0.05)   (0.11)            --(b)
                                                          -------   ------         ------
Net Asset Value, end of period........................... $  9.68   $11.36         $11.13
                                                          =======   ======         ======
Total Investment Return(c)...............................  (14.38)%   3.11%         11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $  99.2   $ 47.4         $  6.1
Ratios to average net assets:(e)
  Expenses...............................................    1.05%    1.05%          1.05%(d)
  Net investment income..................................    0.69%    1.08%          1.79%(d)
Portfolio turnover rate..................................     116%      89%            18%(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D17

Financial Highlights

                                                        SP Strategic Partners Focused
                                                              Growth Portfolio
                                                  -------------------------------------
                                                                   Class I
                                                  -------------------------------------
                                                      Year Ended
                                                     December 31,     September 22, 2000(a)
                                                  -----------------          through
                                                    2002     2001(g)    December 31, 2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.73   $  7.94          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.01)    (0.01)             -- (f)
Net realized and unrealized losses on investments   (1.69)    (1.20)           (2.06)
                                                  -------   -------          -------
   Total from investment operations..............   (1.70)    (1.21)           (2.06)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  5.03   $  6.73          $  7.94
                                                  =======   =======          =======
Total Investment Return(b)                         (25.26)%  (15.32)%         (20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  10.8   $   7.7          $   5.9
Ratios to average net assets:(d)
  Expenses.......................................    1.01%     1.01%            1.01%(c)
  Net investment income (loss)...................   (0.30)%   (0.16)%           0.18%(c)
Portfolio turnover rate..........................      62%      116%              37%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.98% and (1.28)%, respectively, for year ended December 31, 2002, 2.61% and (1.76)% respectively, for the year ended December 31, 2001 and 3.88% and (2.69)% respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share

(g)Calculated based upon weighted average shares outstanding during the period.

                                                   SP Strategic Partners Focused
                                                          Growth Portfolio
                                                  ---------------------------
                                                              Class II
                                                  ---------------------------
                                                               January 12, 2001(a)
                                                   Year Ended        through
                                                  December 31,    December 31,
                                                      2002           2001(f)
                                                  ------------ -------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............   $  6.70          $  8.43
                                                    -------          -------
Income From Investment Operations:
Net investment loss..............................     (0.02)           (0.03)
Net realized and unrealized losses on investments     (1.69)           (1.70)
                                                    -------          -------
   Total from investment operations..............     (1.71)           (1.73)
                                                    -------          -------
Net Asset Value, end of period...................   $  4.99          $  6.70
                                                    =======          =======
Total Investment Return(b).......................    (25.52)%         (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........   $   6.6          $   2.0
Ratios to average net assets:(d)
  Expenses.......................................      1.41%            1.41%(c)
  Net investment loss............................     (0.68)%          (0.58)%(c)
Portfolio turnover rate..........................        62%             116%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.34% and (1.61)%, respectively, for year ended December 31, 2002, 3.01% and (2.18)% respectively, for the period ended December 31, 2001.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D18

Financial Highlights

                                               Stock Index Portfolio
                                ---------------------------------------------------
                                                     Year Ended
                                                    December 31,
                                ---------------------------------------------------
                                   2002       2001       2000      1999      1998
                                --------   --------   --------   --------  --------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 year.......................... $  31.64   $  38.66   $  44.45   $  37.74  $  30.22
                                --------   --------   --------   --------  --------
Income From Investment
 Operations:
Net investment income..........     0.37       0.36       0.36       0.44      0.42
Net realized and unrealized
 gains (losses) on investments.    (7.34)     (5.05)     (4.37)      7.23      8.11
                                --------   --------   --------   --------  --------
   Total from investment
    operations.................    (6.97)     (4.69)     (4.01)      7.67      8.53
                                --------   --------   --------   --------  --------
Less Distributions:
Dividends from net investment
 income........................    (0.36)     (0.35)     (0.37)     (0.43)    (0.42)
Distributions from net
 realized gains................    (0.22)     (1.98)     (1.41)     (0.53)    (0.59)
                                --------   --------   --------   --------  --------
   Total distributions.........    (0.58)     (2.33)     (1.78)     (0.96)    (1.01)
                                --------   --------   --------   --------  --------
Net Asset Value, end of year... $  24.09   $  31.64   $  38.66   $  44.45  $  37.74
                                ========   ========   ========   ========  ========
Total Investment Return(a).....   (22.19)%   (12.05)%    (9.03)%    20.45%    28.42%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions)..................... $2,352.3   $3,394.1   $4,186.0   $4,655.0  $3,548.1
Ratios to average net assets:
 Expenses......................     0.37%      0.39%      0.39%      0.39%     0.37%
 Net investment income.........     1.25%      1.02%      0.83%      1.09%     1.25%
Portfolio turnover rate........        4%         3%         7%         2%        3%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                        Value Portfolio
                                      --------------------------------------------------
                                                            Class I
                                      --------------------------------------------------
                                                           Year Ended
                                                          December 31,
                                      --------------------------------------------------
                                       2002(b)      2001      2000      1999       1998
                                      --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year... $  17.91   $  20.46   $  19.52  $  20.03  $  22.39
                                      --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income................     0.22       0.25       0.46      0.51      0.56
Net realized and unrealized gains
 (losses) on investments.............    (4.15)     (0.69)      2.45      1.89     (1.03)
                                      --------   --------   --------  --------  --------
   Total from investment operations..    (3.93)     (0.44)      2.91      2.40     (0.47)
                                      --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment
 income..............................    (0.23)     (0.30)     (0.44)    (0.50)    (0.59)
Distributions from net realized
 gains...............................       --      (1.81)     (1.53)    (2.41)    (1.30)
                                      --------   --------   --------  --------  --------
   Total distributions...............    (0.23)     (2.11)     (1.97)    (2.91)    (1.89)
                                      --------   --------   --------  --------  --------
Net asset value, end of year......... $  13.75   $  17.91   $  20.46  $  19.52  $  20.03
                                      ========   ========   ========  ========  ========
Total Investment Return(a)...........   (21.97)%    (2.08)%    15.59%     2.52%    (2.38)%
Ratios/Supplement Data:
Net assets, end of year (in
 millions)........................... $1,247.0   $1,801.4   $1,975.3  $2,040.0  $2,142.3
Ratios to average net assets:
 Expenses............................     0.43%      0.44%      0.45%     0.42%     0.42%
 Net investment income...............     1.39%      1.32%      2.31%     2.34%     2.54%
Portfolio turnover rate..............       94%       175%        85%       16%       20%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Calculated based upon weighted average shares outstanding during the year.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D19

Financial Highlights


                                                                    Value Portfolio
                                                              ------------------------
                                                                        Class II
                                                              ------------------------
                                                                  Year     May 14, 2001(d)
                                                                 Ended         through
                                                              December 31,  December 31,
                                                                2002(e)         2001
                                                              ------------ ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........................   $ 17.91        $19.79
                                                                -------        ------
Income From Investment Operations:
Net investment income........................................      0.16          0.12
Net realized and unrealized gain (losses) on investments.....     (4.15)        (1.01)
                                                                -------        ------
   Total from investment operations..........................     (3.99)        (0.89)
                                                                -------        ------
Less Distributions:
Dividends from net investment income.........................     (0.17)        (0.14)
Distributions from net realized gains........................        --         (0.85)
                                                                -------        ------
   Total distributions.......................................      (.17)        (0.99)
                                                                -------        ------
Net Asset Value, end of period...............................   $ 13.75        $17.91
                                                                =======        ======
Total Investment Return(a)...................................    (22.35)%       (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......................   $   1.5        $  1.1
Ratios to average net assets:
 Expenses....................................................      0.83%         0.84%(b)
 Net investment income.......................................      1.04%         0.94%(b)
Portfolio turnover rate......................................        94%          175%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

(d)Commencement of offering of Class II shares.

(e)Calculated based upon weighted average shares outstanding during the year.

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2002    2001    2000     1999    1998
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.77  $13.38  $12.68  $13.44   $12.60
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.59    0.65    0.65    0.67     0.66
Net realized and unrealized gains (losses) on investments   0.75    0.42    1.02   (1.43)    0.87
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   1.34    1.07    1.67   (0.76)    1.53
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (1.25)  (0.64)  (0.67)     --    (0.67)
Distributions from net realized gains....................  (0.13)  (0.04)  (0.30)     --    (0.02)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (1.38)  (0.68)  (0.97)     --    (0.69)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $13.73  $13.77  $13.38  $12.68   $13.44
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................  10.40%   8.11%  13.76%  (5.66)%  12.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 66.8  $ 55.0  $ 49.8  $ 45.4   $ 45.5
Ratios to average net assets:
  Expenses...............................................   0.63%   0.63%   0.65%   0.59%    0.61%
  Net investment income..................................   4.64%   5.05%   5.26%   5.31%    5.35%
Portfolio turnover rate..................................      1%     10%     67%     15%      --%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D20

                             MANAGEMENT OF THE FUND
                                  (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by PI.

                               POSITION WITH FUND*       NUMBER OF PORTFOLIOS
NAME, ADDRESS**,               TERM OF OFFICE***         IN FUND COMPLEX          OTHER DIRECTORSHIPS
AND AGE                        LENGTH OF TIME SERVED     OVERSEEN BY DIRECTOR     HELD BY THE DIRECTOR****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D.(69)     Director Since 1983                79              Member (since 2000), Board of Directors of IDT
                                                                                  Corporation

Principal Occupations During Past 5 Years - Currently President Emeritus of New
Jersey Institute of Technology; formerly President (1978-2002) of New Jersey
Institute of Technology; Commissioner (1998-2002) of the Middle States
Association Commission on Higher Education; Commissioner (1985-2002) of the New
Jersey Commission on Science and Technology; Director (since 1998) Society of
Manufacturing Engineering Education Foundation, Director (since 1995) of
Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of
Commerce, and National Action Council for Minorities in Engineering.

------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)      Director, Since 2001               89              -

Principal Occupations During Past 5 Years - Marketing Consultant.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. La Blane (68)        Director, Since 2001               74              Director of Storage Technology Corporation (since
                                                                                  1979) (technology), Chartered Semiconductor
                                                                                  Manufacturing, Ltd. (since 1998) (Singapore);
                                                                                  Titan Corporation (electronics, since 1995),
                                                                                  Computer Assoicates International, Inc. (since
                                                                                  2002) (software company) Director (since 1999) of
                                                                                  First Financial Fund, Inc. and Director (since
                                                                                  April 1999) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years - President (since 1981) of Robert E.
La Blanc Associates, Inc. (telecommunications); formerly General Partner at
Salomon Brothers and Vice-Chairman of Continental Telecom. Trustee of Manhattan
College.
------------------------------------------------------------------------------------------------------------------------------------
Douglas H. McCorkindale (63)   Director, Since 2001               75              Director of Continental Airlines, Inc.; Director
                                                                                  (since May 2001) of Lockheed Martin Corp.
                                                                                  (aerospace and defense); Director of The High
                                                                                  Yield Plus Fund, Inc. (since 1996).

Principal Occupations During Past 5 Years - Chairman (since February 2001),
Chief Executive Officer (since June 2000) and President (since September 1997)
of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March
1984-May 2000) of Gannett Co. Inc.
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)    Director, Since 1983               79              -

Principal Occupations During Past 5 Years - Vice President (since 1997) of
Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1993-1997), Scott McDonald & Associates; Chief Operating Officer
(1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief
Operating Officer (1975-1991), Drew Universtiy; interim President
(1988-1990), Drew University and former director of School, College and
University Underwriters Ltd
------------------------------------------------------------------------------------------------------------------------------------
Thomas T. Mooney (61)          Director, Since 2001               95              Director, President and Treasurer (since 1986) of
                                                                                  First Financial Fund, Inc. and Director (since
                                                                                  1988)of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years - President of the Greater Rochester
Metro Chamber of Commerce; formerly Rochester City Manager; formerly Deputy
Monroe County Executive; Trustee of Center for Government Research, Inc.;
Director of Blue Cross of Rochester, Monroe County Water Authority and Executive
Service Corps of Rochester.
------------------------------------------------------------------------------------------------------------------------------------
Stephen P. Munn (59)           Director, Since 2001               73              Chairman of the Board (since January 1994) and
                                                                                  Director (since 1988) of Carlisle Companies
                                                                                  Incorporated (manufacturer of industrial
                                                                                  products); Director of Gannett Co. Inc.
                                                                                  publishing and media).

Principal Occupations During Past 5 years - Formerly Chief Executive Officer
(1998-2001) and President of Carlisle Companies Incorporated.
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Redekar (59)        Director, Since 2001               73              -

Principal Occupations During Past 5 Years - Formerly, Management Consultant of
Investartt, Inc. (August 2001-October 2001); formerly employee of Prudential
Investments (October 1996-December 1998).
------------------------------------------------------------------------------------------------------------------------------------
Robin B. Smith (63)            Director, Since 2001               69              Director of BellSouth Corporation (since 1992) and
                                                                                  Kmart Corporation (retail) (since 1996).

Principal Occupations During Past 5 Years - Chariman of the Board (since January
2003) of Publishers Clearing House (direct marketing), formerly Chairman and
Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
------------------------------------------------------------------------------------------------------------------------------------
Stephen Stoneburn (59)          Director, Since 2001               74              -

Principal Occupations During Past 5 Years - President and Chief Executive
Officer (since June 1996) of Quadrant Media Corp. (a publishing company);
formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior
Vice President and Managing Director (January 1993-1995)of Cowles Business
Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).
------------------------------------------------------------------------------------------------------------------------------------

                                       F1

                               POSITION WITH FUND*       NUMBER OF PORTFOLIOS
NAME, ADDRESS**,               TERM OF OFFICE***         IN FUND COMPLEX          OTHER DIRECTORSHIPS
AND AGE                        LENGTH OF TIME SERVED     OVERSEEN BY DIRECTOR     HELD BY THE DIRECTOR****
------------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)          Director, Since 2001               72              -

Principal Occupations During Past 5 Years - Economist; Formerly Vice President and Chief
Economist of International Business Machines Corporation; formerly Director of
Inland Steel Industries (July 1984-1999); Formerly Governor of the Federal
Reserve (September 1978-June 1984).
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (62)        Director, Since 2001               73              -

Principal Occupations During Past 5 Years - Formerly Chairman (January 1999-July
2000), President and Chief Executive Officer (January 1996-July 2000) and
Director (since September 1991) of Central Newspapers, Inc.; formerly Chairman of the Board (January 1996-July 2000), Publisher and Chief Executive Officer
(August 1991-December 1995) of Phoenix Newspapers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Clay T. Whitehead (63)         Diector, Since 2001                91              Director (since 2000) of First Financial Fund,
                                                                                  Inc. and Director (since 2000) of The High Yield
                                                                                  Plus Fund, Inc.

Principal Occupations During Past 5 Year - President (since 1983) of National
Exchange Inc. (new business development firm).
------------------------------------------------------------------------------------------------------------------------------------

                              INTERESTED DIRECTORS

                               POSITION WITH FUND*       NUMBER OF PORTFOLIOS
NAME, ADDRESS**,               TERM OF OFFICE***         IN FUND COMPLEX          OTHER DIRECTORSHIPS
AND AGE                        LENGTH OF TIME SERVED     OVERSEEN BY DIRECTOR     HELD BY THE DIRECTOR****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)          Vice President and                 112             Vice President and Director (since May 1989) of
                               Director Since 2001                                The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years - Executive Vice President and Chief
Admistrative Officer (since June 1999)of PI; Executive Vice President and
Treasurer (since January 1996) of PI; President (since April 1999) of
Prudential Investments Management Services LLC (PIMS); Corporate Vice President
(since September 1997) of The Prudential Insurance Company of America
(Prudential); formerly Senior Vice President (March 1987-May 1999) of
Prudential Securities; formerly Chief Administrative Officer (July 1989-
September 1996), Director (January 1989-September 1996)and Executive Vice
President, Treasurer and Chief Financial Officer (June 1987-December 1996)of
PMF; Vice President and Director (since May 1992) of Nicholas-Applegate Fund,
Inc.
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr.(45)     Chairman and Director              115             -
                               Since 1999

Principal Occupations During Past 5 Years - President, Chief Executive Officer and Chief Operating
Officer (since June 1999) of PI; Senior Vice President (since June 1999) of
Prudential; formerly Senior Vice President (August 1993-May 1999)of PaineWebber
Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
*Judy A. Rice (55)             Vice President and                 111             -
                               Director Since 2001

Principal Occupations During Past 5 Years - Executive Vice President (since
1999) of PI; formerly various positions to Senior Vice President (1992-1999) of
Prudential Securities; and various positions to Managing Director (1975-1992)
of Salomon Smith Barney; Member of Board of Governors of the Money Management
Institute; Member of the Prudential Securities Operating Council and a Member of
the Board of Directors for the
------------------------------------------------------------------------------------------------------------------------------------

                                    OFFICERS

                               POSITION WITH FUND*
NAME, ADDRESS**,               TERM OF OFFICE***         PRINCIPAL OCCUPATIONS
AND AGE                        LENGTH OF TIME SERVED     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Grace C. Torres(43)            Treasurer and Principal   Senior Vice President (since January 2000) of PI; formerly First Vice
                               Financial and Accounting  President (December 1996-January 2000 of PIFM and First Vice
                               officer Since 1997        President (March 1993-1999) of Prudential Secutrities.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Scarbel (39)           Assistant Treasurer       Vice President (since November 2000) of PI; formerly Director
                               Since 2000                (October 1996-November 2000)of PI.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan D. Shain (44)         Secretary Since 2001      Vice President and Corporate Counsel (since August 1998) of Prudential;
                                                         formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998) and
                                                         Associate Counsel (August 1994-January 1997) of New York Life Insurance
                                                         Company.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (47)  Assistant Secretary       Vice President and Chief Legal Officer-Mutual Funds and Unit Investment
                               Since 2002                Trusts (since August 2000) of Prudential; Senior Vice President and
                                                         Assistant Secretary (since February 2001) of PI; Vice President and
                                                         Assistant Secretary of PIMS (since October 2001), previously Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice
                                                         President and Associate General Counsel (September 1987-September 1996) of
                                                         Prudential Securities.
------------------------------------------------------------------------------------------------------------------------------------
Maryanne Ryan (38)             Anti-Money Laundering     Vice President, Prudential (since November 1998); First Vice President
                               Compliance Officer        Prudential Securities (March 1997-May 1998).
------------------------------------------------------------------------------------------------------------------------------------

* "Interested" Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o:
Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act.

                                       F2

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or "opt out" of householding at any time.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and it affiliates.

[LOGO OF PRUDENTIAL FINANCIAL]

PO Box 7478                                             Presorted
Philadelphia, PA 19101-7478                           Bound Printed
                                                          Matter
Address Service Requested                              U.S. Postage
                                                           PAID
                                                        Prudential

Pruco Life's Discovery Select
Pruco Life's Discovery Choice

VARIABLE ANNUITIES
.. Pruco Life's Discovery Select(R)
.. Pruco Life of New Jersey's Discovery Select(R)
.. Pruco Life's Discovery Choice(R)
.. Pruco Life of New Jersey's Discovery Choice(R)

Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey
213 Washington Street, Newark, NJ 07102-2992
Pruco Life Insurance Company is not licenced to do business in New York

IFS -2003-4072892                                 [LOGO OF PRUDENTIAL FINANCIAL]

This report includes the financial statements of the variable investment options in the Discovery Select Variable Annuity and Discovery Choice Variable Annuity. It does not include the financial statements for your separate account. Discovery Select Variable Annuity was first offered to the public on October 7, 1996. Discovery Choice Variable Annuity was first offered on November 1, 1999.

IMPORTANT NOTE

This report may be used with the public only when preceded or accompanied by current prospectuses for the Discovery Select Variable Annuity, the Discovery Choice Variable Annuity, and the current Monthly Performance Review. The Monthly Performance Review reflects the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

The prospectuses contain complete details on risks, charges, and expenses for the Discovery Select and Discovery Choice Variable Annuities and the variable investment options. Read the prospectuses carefully prior to investing or sending money.

Like most annuity contracts, Discovery Select and Discovery Choice Variable Annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from the fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

Letter to Contract Owners

.. THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

  Diversified Bond Portfolio
  Diversified Conservative Growth Portfolio
  Equity Portfolio
  Global Portfolio
  High Yield Bond Portfolio
  Jennison Portfolio
  Jennison 20/20 Focus Portfolio
  Money Market Portfolio
  Small Capitalization Stock Portfolio
  SP Aggressive Growth Asset Allocation Portfolio
  SP Alliance Technology Portfolio
  SP Balanced Asset Allocation Portfolio
  SP Conservative Asset Allocation Portfolio
  SP Growth Asset Allocation Portfolio
  SP INVESCO Small Company Growth Portfolio
  SP Jennison International Growth Portfolio
  SP Large Cap Value Portfolio
  SP MFS Capital Opportunities Portfolio
  SP Mid Cap Growth Portfolio
  SP PIMCO Total Return Portfolio
  SP Prudential U.S. Emerging Growth Portfolio
  SP Small/Mid Cap Value Portfolio
  SP Strategic Partners Focused Growth Portfolio
  Stock Index Portfolio
  Value Portfolio

.. AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Core Equity Fund
  AIM V.I. Premier Fund

.. ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Alliance Premier Growth Portfolio

.. AMERICAN CENTURY VARIABLE PORTFOLIO
  American Century VP Value Fund

.. CREDIT SUISSE
  Global Post-Venture Capital Portfolio

.. DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio

.. FRANKLIN\(R)\ TEMPLETON\(R)\ VARIABLE INSURANCE PRODUCTS TRUST
  Franklin\(R)\ Small Cap Fund--Class II

.. JANUS ASPEN SERIES
  Janus Aspen Growth Portfolio
  Janus Aspen International Growth Portfolio

.. MFS\(R)\ VARIABLE INSURANCE TRUST\TM\
  MFS\(R)\ Emerging Growth Series
  MFS\(R)\ Research Series

.. SPCAP ADVISERS
  OCC Accumulation Trust-Managed Portfolio
  OCC Accumulation Trust Small Cap Portfolio

.. T. ROWE PRICE INTERNATIONAL SERIES, INC.
  T. Rowe Price Equity Income Portfolio
  T. Rowe Price International Stock Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your annuity prospectus to determine which portfolios are available to you.

THE PRUDENTIAL SERIES FUND, INC.              ANNUAL REPORT    DECEMBER 31, 2002

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

.. MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.; EARNEST PARTNERS, LLC; RS INVESTMENTS; JENNISON ASSOCIATES, LLC; AND PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The Diversified Conservative Growth Portfolio is a traditional conservative asset allocation of 60% fixed income and 40% U.S. stocks. The Portfolio is broadly diversified over the bond and stock markets.

Effective November 20, 2002, RS Investments replaced Franklin Advisors, Inc. as a subadvisor to the portfolio.

.. PERFORMANCE SUMMARY

                                                SIX                      SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/     MONTH   1-YEAR  3-YEAR  INCEPTION

Diversified Conservative Growth Portfolio/1/   -2.24%   -7.10%  -0.72%     1.03%
S&P 500 Index/2/                              -10.30%  -22.09% -14.54%    -9.53%
Diversified Conservative Growth Custom
 Blended Index/2/                              -1.40%   -6.29%  -1.41%    -0.05%
Lipper (VIP) Income Funds Average/2/            0.02%   -2.25%   2.73%     2.38%

Diversified Conservative Growth Portfolio inception date: 5/3/1999.

The Diversified Conservative Growth Portfolio returned -7.10% in 2002, trailing the Lipper (VIP) Income Funds Average. It most likely trailed because many portfolios in the Lipper group have a smaller or no allocation to growth stocks. The Portfolio underperformed its Custom Blended Index (a blend of the benchmarks for its various components in the same proportions as the Portfolio's asset allocation).

                        $10,000 INVESTED SINCE INCEPTION*

[GRAPHIC APPEARS HERE]

              DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO  S&P 500

04/30/1999    10,000,0000                               10,000.00
06/30/1999    10,060,0000                               10,304.53
12/31/1999    10,609,4535                               11,099.32
06/30/2000    10,842,8325                               11,051.96
12/31/2000    11,011,0723                               10,089.08
06/30/2001    11,044,8204                                9,413.83
12/31/2001    11,176,8790                                8,890.90
06/30/2002    10,621,1755                                7,721.66
12/31/2002    10,383,3880                                6,926.69

.. $11,079 Diversified Conservative Growth Portfoio/1/

.. $6,927 S&P 500 Index/2/

.. PERFORMANCE REVIEW

In 2002, the poor economic environment and uncertain geopolitical situation drove down share prices and also kept interest rates low. The result was steeply negative returns on the Portfolio's equity allocations, but an unusually high return on its investment-grade bonds, which make up approximately 40% of its assets. The Portolio's return was negative, but it fell much less than the S&P 500 Index.

Interest rates remained low, and many investors who retreated from the equity market reinvested their money in bonds. Because of this flight to safety, Treasury bonds performed particularly well. Since the Portfolio's investment-grade bonds were light in Treasury bonds, they underperformed slightly. However, the return of the high yield bond ("junk bond") benchmark was driven down by a series of highly visible bankruptcies and restatements of financial reports.

The Portfolio's advisers avoided some of the worst high yield exposures and the Portfolio's holdings in this asset class made a small positive contribution to return. After the prices of high yield bonds had fallen, its advisers bought some positions at bargain prices.

The Portfolio's large-cap stock holdings underperformed their benchmarks; the growth stocks by a relatively small margin. However, its small/mid-cap growth holdings beat their benchmark substantially. Despite the Portfolio's small allocation to small/mid-caps, this outperformance made a noticeable contribution to its relative performance.

-----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

* Unless noted otherwise, Lipper Averages and Index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

/1/ Past performance is not indicative of future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

THE PRUDENTIAL SERIES FUND. INC.        ANNUAL REPORT          DECEMBER 31, 2002

JENNISON 20/20 FOCUS PORTFOLIO

..  MANAGED BY: JENNISON ASSOCIATES, LLC

The value differential between growth and value stocks declined significantly during 2002. Although there are good values on the market for both investment styles, the premium we normally have to pay for earnings growth has shrunk considerably. Nonetheless, we don't believe investors would benefit in 2003 by concentrating in one style or the other. Selecting individual stocks in either style or in any sector will be more critical than ever in an environment that remains volatile.

..  PERFORMANCE SUMMARY

                                                         SIX                                   SINCE
AVERAGE ANNUAL TOTAL RETURN PERCENTAGES/1/              MONTH       1-YEAR       3-YEAR      INCEPTION
Jennison 20/20 Focus Portfolio: Class I                 -12.01%      -22.24%      -10.04%        -3.85%

Jennison 20/20 Focus Portfolio: Class II                -12.07%      -22.58%          N/A        -9.41%

S&P 500 Index/2/                                        -10.30%      -22.09%      -14.54%        -9.53%

Russell 1000 Index/2/                                   -10.13%      -21.65%      -14.16%        -9.09%

Lipper (VIP) Large-Cap Core Funds Average/2/            -10.92%      -23.51%      -15.11%        -9.98%

Lipper (VIP) Multi-Cap Core Funds Average/2/            -10.73%      -22.48%      -12.72%        -5.90%

Jennison 20/20 Focus Portfolio Class I inception date: 5/3/1999. Jennison 20/20 Focus Portfolio Class II inception date: 2/15/2000. The benchmark "Since Inception" returns are based on Class I portfolio inception date.

The 20/20 Focus Portfolio's Class I shares returned -22.24% in 2002, about in line with the Lipper (VIP) Multi-Cap Core Funds Average. These returns were also in line with the S&P 500 Index and only slightly below the Russell 1000 Index, which includes more of the smaller-capitalization stocks that tended to hold up better during the year.

                    $ 10,000 INVESTED SINCE INCEPTION/1/*,**

[GRAPHIC APPEARS HERE]

                   PRU SERIES 20/20 FOCUS PORTFOLIO (CLASS 1)           S&P 500

04/30/1999         10,000.0000                                         10,000.00
06/30/1999         10,550.0000                                         10,304.53
12/31/1999         11,894.5189                                         11,099.32
06/30/2000         11,239.8369                                         11,051.96
12/31/2000         11,251.4807                                         10,089.08
06/30/2001         11,545.3065                                          9,413.83
12/31/2001         11,137.9247                                          8,890.90
06/30/2002          9,842.9312                                          7,721.66
12/31/2002          8,660.9427                                          6,926.69

  $8,661 Jennison 20/20 Focus Portfolio: Class I
.. $6,927 S&P 500 Index/2/

.. PERFORMANCE REVIEW

The Portfolio's value holdings substantially outperformed its growth stocks. Its strongest performers were noncyclical stocks, including Allstate, which benefitted from rising prices in personal insurance lines. Its newspaper stocks are well-positioned to increase earnings as the economy improves. Hewlett-Packard shares began to recover as investors saw an effective cost savings plan. BMC Software and Synopsis were inexpensive technology stocks that made positive contributions to return.

Two value holdings suffered because of the slowdown of telecommunications growth. One was the global telecommunications firm Cable & Wireless. The other was the contract manufacturer Solectron, which counts several network infrastructure companies among its largest customers. The Portfolio's paper and oil service stocks also declined.

The Portfolio's growth holdings included retail stores whose shares declined on signs of weakness in consumer spending. Fear that the economic recovery would not be as strong as expected also hurt Marriott International. A stream of unfavorable news focused critical attention on the management practices of Wall Street firms and also depressed stock market activity, hurting the Portfolio's positions in Citigroup and Merrill Lynch.

The Portfolio's Genentech and Wyeth positions declined, in part because of tough competition from generic maunfacturers. Wyeth also was hurt by what we believe is an overreaction to reduced demand for its hormone replacement Premarin after an unexpected risk was found with long-term use. The Portfolio's Amgen, Pfizer, and Abbott Laboratories positions gained, and its Johnson & Johnson shares held up much better than average. Texas Instruments and IBM fell because of indications that a recovery in technology would be slow.

----------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

*Unless noted otherwise, Lipper Averages and index returns reflect performance beginning the closest month-end date to the Portfolio's inception.

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 fees and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

/1/Past performance is not indicative of Future results. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower, Six-month returns are not annualized.

/2/Refer to the Glossary of Benchmark Definitions at the beginning of this report. Investors cannot invest directly in a market index or average.

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $88,530,362 (cost $1,751,084,107).................... $1,781,386,627
      Receivable for investments sold.......................     45,032,666
      Interest receivable...................................     14,212,014
      Unrealized appreciation on forward foreign currency
       contracts............................................        265,811
      Receivable for capital stock sold.....................         49,601
      Receivable for securities lending income..............         47,594
      Prepaid expenses......................................         17,650
                                                             --------------
       Total assets.........................................  1,841,011,963
                                                             --------------
    LIABILITIES
      Payable for investments purchased.....................    377,054,053
      Collateral for securities on loan.....................     91,361,911
      Unrealized depreciation on forward foreign currency
       contracts............................................        826,566
      Management fee payable................................        462,101
      Payable for capital stock repurchased.................        362,717
      Accrued expenses and other liabilities................        289,007
      Due to broker -- variation margin.....................        259,813
      Securities lending rebate payable.....................        117,643
      Deferred directors' fees..............................          9,072
      Payable to securities lending agent...................          5,626
                                                             --------------
       Total liabilities....................................    470,748,509
                                                             --------------
    NET ASSETS.............................................. $1,370,263,454
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $    1,266,313
       Paid-in capital in excess of par.....................  1,386,244,641
                                                             --------------
                                                              1,387,510,954
      Distributions in excess of net investment income......       (511,938)
      Accumulated net realized loss on investments..........    (46,726,931)
      Net unrealized appreciation on investments and
       foreign currencies...................................     29,991,369
                                                             --------------
      Net assets, December 31, 2002......................... $1,370,263,454
                                                             ==============
    Net asset value and redemption price per share,
     $1,370,263,454 / 126,631,276 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        10.82
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
      Interest................................................ $74,140,837
      Dividends...............................................   5,816,271
      Income from securities lending, net.....................     551,448
                                                               -----------
                                                                80,508,556
                                                               -----------
     EXPENSES
      Management fees.........................................   5,659,096
      Custodian's fees and expenses...........................     266,000
      Shareholders' reports...................................     170,000
      Audit fee...............................................      49,000
      Directors' fees.........................................      35,000
      Commitment fee on syndicated credit agreement...........      19,000
      Insurance expenses......................................      15,000
      Legal fees and expenses.................................      15,000
      Transfer agent's fees and expenses......................       4,000
      Miscellaneous...........................................         290
                                                               -----------
        Total expenses........................................   6,232,386
      Less: custodian fee credit..............................     (25,452)
                                                               -----------
        Net expenses..........................................   6,206,934
                                                               -----------
     NET INVESTMENT INCOME....................................  74,301,622
                                                               -----------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
        Investments...........................................  (4,946,300)
        Options written.......................................    (179,242)
        Futures...............................................   9,218,999
        Foreign currencies....................................  (5,771,780)
                                                               -----------
                                                                (1,678,323)
                                                               -----------
      Net change in unrealized appreciation (depreciation) on:
        Investments...........................................  23,035,426
        Futures...............................................     966,081
        Foreign currencies....................................    (774,848)
                                                               -----------
                                                                23,226,659
                                                               -----------
     NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES...........  21,548,336
                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..... $95,849,958
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................  $   74,301,622    $   86,941,182
 Net realized loss on investments and foreign
   currencies.....................................      (1,678,323)       (3,252,991)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................      23,226,659         5,233,740
                                                    --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................      95,849,958        88,921,931
                                                    --------------    --------------
DIVIDENDS:
 Dividends from net investment income.............    (159,965,745)      (83,748,940)
 Tax Return of Capital............................      (1,784,789)               --
                                                    --------------    --------------
                                                      (161,750,534)      (83,748,940)
                                                    --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [17,549,865 and 20,266,550
   shares, respectively]..........................     189,983,072       237,445,375
 Capital stock issued in reinvestment of
   dividends [15,159,311 and 7,262,307 shares,
   respectively]..................................     161,750,534        83,748,940
 Capital stock repurchased [29,401,035 and
   16,727,741 shares, respectively]...............    (316,229,673)     (195,468,888)
                                                    --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................      35,503,933       125,725,427
                                                    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (30,396,643)      130,898,418
NET ASSETS:
 Beginning of year................................   1,400,660,097     1,269,761,679
                                                    --------------    --------------
 End of year (a)..................................  $1,370,263,454    $1,400,660,097
                                                    ==============    ==============
 (a) Includes undistributed net investment income
   of:............................................  $           --    $   86,757,729
                                                    --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                   ------------------------------------------
                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, at value (cost $178,147,526)................................. $173,713,344
 Foreign currency, at value (cost $473,386)................................      485,845
 Cash......................................................................       12,483
 Receivable for investments sold...........................................   12,985,570
 Dividends and interest receivable.........................................    1,699,370
 Premium for interest rate swaps purchased.................................      215,120
 Unrealized appreciation on interest rate swaps............................       46,248
 Receivable for capital stock sold.........................................        3,634
 Prepaid expenses..........................................................        1,988
 Unrealized appreciation on forward foreign currency contracts.............        1,424
                                                                            ------------
   Total assets............................................................  189,165,026
                                                                            ------------
LIABILITIES
 Payable for investments purchased.........................................   23,765,859
 Investments sold short, at value (proceeds received $6,506,277)...........    6,593,396
 Premium for interest rate swap written....................................      709,580
 Unrealized depreciation on interest rate swaps............................      436,999
 Unrealized depreciation on forward foreign currency contracts.............      174,284
 Outstanding options written (premium received $164,218)...................      157,998
 Accrued expenses and other liabilities....................................      135,983
 Management fee payable....................................................      100,858
 Due to broker-variation margin............................................       18,951
 Deferred directors' fees..................................................        4,086
 Payable for capital stock repurchased.....................................          479
                                                                            ------------
   Total liabilities.......................................................   32,098,473
                                                                            ------------
NET ASSETS................................................................. $157,066,553
                                                                            ============
 Net assets were comprised of:
   Common stock, at $0.01 par value........................................ $    171,219
   Paid-in capital in excess of par........................................  177,289,470
                                                                            ------------
                                                                             177,460,689
 Undistributed net investment income.......................................    7,144,708
 Accumulated net realized loss on investments..............................  (22,489,448)
 Net unrealized depreciation on investments and foreign currencies.........   (5,049,396)
                                                                            ------------
 Net assets, December 31, 2002............................................. $157,066,553
                                                                            ============
Net asset value and redemption price per share, $157,066,553/17,121,930
 outstanding shares of common stock (authorized 140,000,000 shares)........ $       9.17
                                                                            ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Interest.................................................................. $  7,399,644
 Dividends (net of $3,144 foreign withholding tax).........................      851,461
                                                                            ------------
                                                                               8,251,105
                                                                            ------------
EXPENSES
 Investment advisory fee...................................................    1,359,025
 Custodian's fees and expenses.............................................      263,000
 Directors' fees...........................................................       17,000
 Audit fee.................................................................       10,000
 Legal fees and expenses...................................................        9,000
 Shareholders' reports.....................................................        6,000
 Commitment fee on syndicated credit agreement.............................        2,800
 Insurance expenses........................................................        2,100
 Transfer agent's fees and expenses........................................          700
 Miscellaneous.............................................................        4,383
                                                                            ------------
   Total expenses..........................................................    1,674,008
 Less: custodian fee credit................................................       (2,311)
                                                                            ------------
   Net expenses............................................................    1,671,697
                                                                            ------------
NET INVESTMENT INCOME......................................................    6,579,408
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES
 Net realized gain (loss) on:
   Investments.............................................................  (12,606,376)
   Options written.........................................................     (482,294)
   Futures.................................................................    1,048,890
   Foreign currencies......................................................     (737,207)
   Interest rate swaps.....................................................   (1,286,607)
                                                                            ------------
                                                                             (14,063,594)
                                                                            ------------
 Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................   (6,366,350)
   Options written.........................................................        5,755
   Futures.................................................................      367,480
   Foreign currencies......................................................     (425,112)
   Interest rate swaps.....................................................     (390,751)
                                                                            ------------
                                                                              (6,808,978)
                                                                            ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES.............................  (20,872,572)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................... $(14,293,164)
                                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year Ended        Year Ended
                                                                            December 31, 2002 December 31, 2001
                                                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.....................................................   $  6,579,408      $  8,687,493
 Net realized loss on investments and foreign currencies...................    (14,063,594)       (6,667,888)
 Net change in unrealized appreciation (depreciation) on investments and
   foreign currencies......................................................     (6,808,978)          472,983
                                                                              ------------      ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........    (14,293,164)        2,492,588
                                                                              ------------      ------------
DIVIDENDS:
 Dividends from net investment income......................................       (391,218)       (8,608,172)
                                                                              ------------      ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [544,055 and 1,971,015 shares, respectively]...........      5,250,779        19,977,898
 Capital stock issued in reinvestment of dividends [39,358 and 877,485
   shares, respectively]...................................................        391,218         8,608,172
 Capital stock repurchased [4,099,731 and 2,362,282 shares, respectively]..    (37,946,686)      (23,206,268)
                                                                              ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK
TRANSACTIONS...............................................................    (32,304,689)        5,379,802
                                                                              ------------      ------------
TOTAL DECREASE IN NET ASSETS...............................................    (46,989,071)         (735,782)
NET ASSETS:
 Beginning of year.........................................................    204,055,624       204,791,406
                                                                              ------------      ------------
 End of year (a)...........................................................   $157,066,553      $204,055,624
                                                                              ============      ============
 (a) Includes undistributed net investment income of:......................   $  7,144,708      $    414,462
                                                                              ------------      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
        Investments, at value including securities on
          loan of $51,809,934 (cost $3,925,909,975)...... $3,324,078,914
        Foreign currency, at value (cost $58,670)........         59,158
        Receivable for investments sold..................     10,338,006
        Dividends and interest receivable................      3,276,716
        Prepaid expenses.................................         42,587
        Receivable for capital stock sold................         39,735
        Due from broker -- variation margin..............         33,700
        Receivable for securities lending income.........          9,809
                                                          --------------
          Total assets...................................  3,337,878,625
                                                          --------------
       LIABILITIES
        Collateral for securities on loan................     54,112,368
        Payable for investments purchased................      6,834,312
        Payable for capital stock repurchased............      1,315,840
        Management fee payable...........................      1,282,185
        Accrued expenses and other liabilities...........        251,734
        Securities lending rebate payable................         81,199
        Payable to securities lending agent..............          6,539
        Payable to custodian.............................          1,665
        Withholding tax payable..........................          1,179
        Distribution fee payable.........................             87
        Administration fee payable.......................             52
                                                          --------------
          Total liabilities..............................     63,887,160
                                                          --------------
       NET ASSETS........................................ $3,273,991,465
                                                          ==============
        Net assets were comprised of:
          Common stock, at $0.01 par value............... $    2,078,595
          Paid-in capital in excess of par...............  4,619,238,529
                                                          --------------
                                                           4,621,317,124
        Undistributed net investment income..............      1,374,116
        Accumulated net realized loss on investments.....   (746,520,956)
        Net unrealized depreciation on investments and
          foreign currencies.............................   (602,178,819)
                                                          --------------
        Net assets, December 31, 2002.................... $3,273,991,465
                                                          ==============
       Class I:
       Net asset value and redemption price per share,
        $3,273,595,574/207,834,384 outstanding shares of
        common stock (authorized 590,000,000 shares)..... $        15.75
                                                          ==============
       Class II:
       Net asset value and redemption price per share,
        $395,891/25,121 outstanding shares of common
        stock (authorized 10,000,000 shares)............. $        15.76
                                                          ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

      INVESTMENT INCOME
       Dividends (net of $474,464 foreign withholding
         tax)........................................... $    52,796,575
       Interest.........................................         601,038
       Income from securities lending, net..............          27,070
                                                         ---------------
                                                              53,424,683
                                                         ---------------
      EXPENSES
       Management fee...................................      17,674,618
       Distribution fee -- Class II.....................           1,358
       Administration fee -- Class II...................             815
       Shareholders' reports............................         766,000
       Custodian's fees and expenses....................         228,000
       Audit fee........................................          80,000
       Insurance expenses...............................          48,000
       Directors' fees..................................          39,000
       Legal fees and expenses..........................          35,000
       Commitment fee on syndicated credit agreement....          14,000
       Transfer agent's fees and expenses...............           6,000
       Miscellaneous....................................           8,450
                                                         ---------------
         Total expenses.................................      18,901,241
       Less: custodian fee credit.......................          (2,516)
                                                         ---------------
         Net expenses...................................      18,898,725
                                                         ---------------
      NET INVESTMENT INCOME.............................      34,525,958
                                                         ---------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCIES
       Net realized loss on:
         Investments....................................    (522,519,270)
         Futures........................................      (4,449,247)
         Foreign currencies.............................         (72,291)
                                                         ---------------
                                                            (527,040,808)
                                                         ---------------
       Net change in unrealized appreciation
         (depreciation) on:
         Investments....................................    (513,152,345)
         Futures........................................        (679,425)
         Foreign currencies.............................           4,813
                                                         ---------------
                                                            (513,826,957)
                                                         ---------------
      NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES....  (1,040,867,765)
                                                         ---------------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS........................................ $(1,006,341,807)
                                                         ===============

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................  $    34,525,958   $    41,995,448
 Net realized loss on investments and foreign
   currencies.....................................     (527,040,808)     (198,295,232)
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................     (513,826,957)     (464,959,296)
                                                    ---------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................   (1,006,341,807)     (621,259,080)
                                                    ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I........................................      (34,102,714)      (40,962,632)
   Class II.......................................           (2,409)           (6,403)
                                                    ---------------   ---------------
                                                        (34,105,123)      (40,969,035)
                                                    ---------------   ---------------
 Distributions from net realized capital gains
   Class I........................................               --      (265,305,843)
   Class II.......................................               --          (118,898)
                                                    ---------------   ---------------
                                                                 --      (265,424,741)
                                                    ---------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................      (34,105,123)     (306,393,776)
                                                    ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [9,073,815 and 6,932,221
   shares, respectively]..........................      172,748,546       148,169,727
 Capital stock issued in reinvestment of
   dividends and distributions [2,132,982 and
   13,872,222 shares, respectively]...............       34,105,123       306,393,776
 Capital stock repurchased [28,711,197 and
   26,225,122 shares, respectively]...............     (509,334,621)     (564,499,707)
                                                    ---------------   ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................     (302,480,952)     (109,936,204)
                                                    ---------------   ---------------
TOTAL DECREASE IN NET ASSETS......................   (1,342,927,882)   (1,037,589,060)
NET ASSETS:
 Beginning of year................................    4,616,919,347     5,654,508,407
                                                    ---------------   ---------------
 End of year (a)..................................  $ 3,273,991,465   $ 4,616,919,347
                                                    ===============   ===============
 (a) Includes undistributed net investment income
   of:............................................  $     1,374,116   $     1,025,572
                                                    ---------------   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A3

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $55,457,074 (cost $617,982,616)....................... $ 558,670,708
      Foreign currency, at value (cost $16,033,675)..........    16,827,773
      Dividends and interest receivable......................       315,861
      Receivable for investments sold........................       242,529
      Receivable for capital stock sold......................        29,334
      Prepaid expenses.......................................         6,730
      Receivable for securities lending income...............            54
      Unrealized appreciation on forward foreign currency
       contracts.............................................            42
                                                              -------------
       Total assets..........................................   576,093,031
                                                              -------------
    LIABILITIES
      Collateral for securities on loan......................    57,222,822
      Payable for investments purchased......................     3,142,147
      Management fee payable.................................       337,816
      Accrued expenses and other liabilities.................       198,108
      Payable for capital stock repurchased..................       183,649
      Securities lending rebate payable......................        54,668
      Withholding tax payable................................        14,740
      Payable to securities lending agent....................         8,244
      Unrealized depreciation on forward foreign currency
       contracts.............................................            51
                                                              -------------
       Total liabilities.....................................    61,162,245
                                                              -------------
    NET ASSETS............................................... $ 514,930,786
                                                              =============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $     453,876
       Paid-in capital in excess of par......................   854,287,626
                                                              -------------
                                                                854,741,502
      Undistributed net investment income....................     2,077,848
      Accumulated net realized loss on investments...........  (283,383,143)
      Net unrealized depreciation on investments and foreign
       currencies............................................   (58,505,421)
                                                              -------------
      Net assets, December 31, 2002.......................... $ 514,930,786
                                                              =============
    Net asset value and redemption price per share,
     $514,930,786 / 45,387,577 outstanding shares of
     common stock (authorized 140,000,000 shares)............ $       11.35
                                                              =============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $578,148 foreign withholding tax)...... $   8,011,602
     Interest.................................................       227,854
     Income from securities lending, net......................       579,233
     Net interest payments on swaps...........................      (240,107)
                                                               -------------
                                                                   8,578,582
                                                               -------------
   EXPENSES
     Management fee...........................................     5,002,944
     Custodian's fees and expenses............................       343,000
     Shareholders' reports....................................        55,000
     Audit fee................................................        18,000
     Legal fees and expenses..................................        14,500
     Directors' fees..........................................        10,000
     Insurance expenses.......................................         9,000
     Transfer agent's fees and expenses.......................         5,300
     Commitment fee on syndicated credit agreement............         1,500
     Miscellaneous............................................           586
                                                               -------------
      Total operating expenses................................     5,459,830
     Loan interest expense (Note 8)...........................           780
     Less: custodian fee credit...............................        (7,881)
                                                               -------------
      Net expenses............................................     5,452,729
                                                               -------------
   NET INVESTMENT INCOME......................................     3,125,853
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized loss on:
      Investments.............................................  (141,240,659)
      Foreign currencies......................................      (812,017)
      Swaps...................................................    (6,613,256)
                                                               -------------
                                                                (148,665,932)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:.
      Investments.............................................   (43,848,945)
      Foreign currencies......................................       907,838
      Swaps...................................................       585,579
                                                               -------------
                                                                 (42,355,528)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (191,021,460)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(187,895,607)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          Year Ended
                                                                                                       December 31, 2002
                                                                                                       -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................................   $   3,125,853
  Net realized loss on investments and foreign currencies.............................................    (148,665,932)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..........     (42,355,528)
                                                                                                         -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................    (187,895,607)
                                                                                                         -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................................      (7,749,158)
  Distributions from net realized capital gains.......................................................              --
                                                                                                         -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................................      (7,749,158)
                                                                                                         -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,258,154 and 28,874,970 shares, respectively].................................     299,046,535
  Capital stock issued in reinvestment of dividends and distributions [531,857 and 13,035,663 shares,
   respectively]......................................................................................       7,749,158
  Capital stock repurchased [36,298,511 and 34,076,083 shares, respectively]..........................    (481,242,136)
                                                                                                         -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................    (174,446,443)
                                                                                                         -------------
TOTAL DECREASE IN NET ASSETS..........................................................................    (370,091,208)
NET ASSETS:
  Beginning of year...................................................................................     885,021,994
                                                                                                         -------------
  End of year (a).....................................................................................   $ 514,930,786
                                                                                                         =============
  (a) Includes undistributed net investment income of:................................................   $   2,077,848
                                                                                                         -------------

                                                                                                          Year Ended
                                                                                                       December 31, 2001
                                                                                                       -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................................................  $    5,789,796
  Net realized loss on investments and foreign currencies.............................................    (123,791,727)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies..........     (82,268,593)
                                                                                                        --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................    (200,270,524)
                                                                                                        --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income................................................................      (3,409,968)
  Distributions from net realized capital gains.......................................................    (228,950,076)
                                                                                                        --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................................    (232,360,044)
                                                                                                        --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [23,258,154 and 28,874,970 shares, respectively].................................     504,076,307
  Capital stock issued in reinvestment of dividends and distributions [531,857 and 13,035,663 shares,
   respectively]......................................................................................     232,360,044
  Capital stock repurchased [36,298,511 and 34,076,083 shares, respectively]..........................    (600,916,991)
                                                                                                        --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......................     135,519,360
                                                                                                        --------------
TOTAL DECREASE IN NET ASSETS..........................................................................    (297,111,208)
NET ASSETS:
  Beginning of year...................................................................................   1,182,133,202
                                                                                                        --------------
  End of year (a).....................................................................................  $  885,021,994
                                                                                                        ==============
  (a) Includes undistributed net investment income of:................................................  $    7,500,118
                                                                                                        --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A4

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $115,164,211 (cost $1,344,387,839)................... $1,226,607,579
      Dividends and interest receivable.....................     23,868,770
      Receivable for investments sold.......................      1,369,847
      Receivable for securities lending income..............        982,259
      Receivable for capital stock sold.....................        319,015
      Prepaid expenses......................................         10,769
                                                             --------------
       Total assets.........................................  1,253,158,239
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................    121,926,416
      Payable to custodian..................................      1,369,810
      Management fee payable................................        525,641
      Payable for investments purchased.....................        400,737
      Payable for capital stock repurchased.................        169,501
      Securities lending rebate payable.....................        103,623
      Accrued expenses and other liabilities................         57,825
      Payable to securities lending agent...................         11,393
      Deferred director's fee payable.......................          5,838
                                                             --------------
       Total liabilities....................................    124,570,784
                                                             --------------
    NET ASSETS.............................................. $1,128,587,455
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $    2,460,120
       Paid-in capital in excess of par.....................  1,542,251,449
                                                             --------------
                                                              1,544,711,569
      Undistributed net investment income...................      2,017,478
      Accumulated net realized loss on investments..........   (300,361,332)
      Net unrealized depreciation on investments............   (117,780,260)
                                                             --------------
      Net assets, December 31, 2002......................... $1,128,587,455
                                                             ==============
    Net asset value and redemption price per share,
     $1,128,587,455/ 246,011,965 outstanding shares of
     common stock (authorized 390,000,000 shares)........... $         4.59
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................ $ 85,085,347
      Dividends...............................................    6,043,804
      Income from securities lending, net.....................      451,859
                                                               ------------
                                                                 91,581,010
                                                               ------------
    EXPENSES
      Management fee..........................................    5,069,450
      Custodian's fees and expenses...........................      157,000
      Audit fee...............................................       41,000
      Shareholders' reports...................................       33,000
      Directors' fees.........................................       18,000
      Legal fees and expenses.................................       11,000
      Commitment fee on syndicated credit agreement...........        8,000
      Insurance expenses......................................        8,000
      Transfer agent's fees and expenses......................        4,000
      Miscellaneous...........................................        1,738
                                                               ------------
       Total expenses.........................................    5,351,188
      Less: custodian fee credit..............................      (30,001)
                                                               ------------
       Net expenses...........................................    5,321,187
                                                               ------------
    NET INVESTMENT INCOME.....................................   86,259,823
                                                               ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized loss on investments........................  (88,210,526)
      Net change in unrealized appreciation (depreciation) on
       investments............................................   20,001,592
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (68,208,934)
                                                               ------------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $ 18,050,889
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                          December 31, 2002
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................  $   86,259,823
  Net realized loss on investments.......................................................................     (88,210,526)
  Net change in unrealized appreciation (depreciation) on investments....................................      20,001,592
                                                                                                           --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........................................      18,050,889
                                                                                                           --------------
DIVIDENDS:
  Dividends from net investment income...................................................................    (158,619,952)
                                                                                                           --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [118,545,049 and 19,870,429 shares, respectively]...................................     585,030,412
  Capital stock issued in reinvestment of dividends and distributions [33,077,604 and 13,545,200 shares,
   respectively].........................................................................................     158,619,952
  Capital stock repurchased [27,038,135 and 19,703,634 shares, respectively].............................    (130,303,535)
                                                                                                           --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     613,346,829
                                                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................     472,777,766
NET ASSETS:
  Beginning of year......................................................................................     655,809,689
                                                                                                           --------------
  End of year (a)........................................................................................  $1,128,587,455
                                                                                                           ==============
  (a) Includes undistributed net investment income of:...................................................  $    2,017,478
                                                                                                           --------------

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................   $  71,928,840
  Net realized loss on investments.......................................................................     (87,638,249)
  Net change in unrealized appreciation (depreciation) on investments....................................      12,117,544
                                                                                                            -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........................................      (3,591,865)
                                                                                                            -------------
DIVIDENDS:
  Dividends from net investment income...................................................................     (76,479,091)
                                                                                                            -------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [118,545,049 and 19,870,429 shares, respectively]...................................     115,194,310
  Capital stock issued in reinvestment of dividends and distributions [33,077,604 and 13,545,200 shares,
   respectively].........................................................................................      76,479,091
  Capital stock repurchased [27,038,135 and 19,703,634 shares, respectively].............................    (117,128,504)
                                                                                                            -------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................      74,544,897
                                                                                                            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................................      (5,526,059)
NET ASSETS:
  Beginning of year......................................................................................     661,335,748
                                                                                                            -------------
  End of year (a)........................................................................................   $ 655,809,689
                                                                                                            =============
  (a) Includes undistributed net investment income of:...................................................   $  71,928,838
                                                                                                            -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A5

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

   ASSETS
     Investments, at value including securities on loan of
      $55,397,238 (cost $1,720,530,300).................... $ 1,491,671,098
     Receivable for investments sold.......................       7,083,897
     Dividends and interest receivable.....................         831,740
     Receivable for capital stock sold.....................         371,294
     Prepaid expenses......................................          19,123
     Receivable for securities lending income..............           2,193
                                                            ---------------
      Total assets.........................................   1,499,979,345
                                                            ---------------
   LIABILITIES
     Collateral for securities on loan.....................      57,459,433
     Payable for investments purchased.....................       4,290,074
     Management fee payable................................         758,596
     Accrued expenses and other liabilities................         290,810
     Payable for capital stock repurchased.................         233,052
     Securities lending rebate payable.....................          25,623
     Payable to securities lending agent...................          13,429
     Distribution fee payable..............................          10,615
     Administration fee payable............................           6,369
                                                            ---------------
      Total liabilities....................................      63,088,001
                                                            ---------------
   NET ASSETS.............................................. $ 1,436,891,344
                                                            ===============
     Net assets were comprised of:
      Common stock, at $0.01 par value..................... $     1,123,360
      Paid-in capital in excess of par.....................   2,798,128,392
                                                            ---------------
                                                              2,799,251,752
     Distributions in excess of net investment income......         (11,629)
     Accumulated net realized loss on investments..........  (1,133,489,577)
     Net unrealized depreciation on investments............    (228,859,202)
                                                            ---------------
     Net assets, December 31, 2002......................... $ 1,436,891,344
                                                            ===============
   Class I:
   Net asset value and redemption price per share,
    $1,388,810,543 / 108,548,826 outstanding shares of
    common stock (authorized 240,000,000 shares)........... $         12.79
                                                            ===============
   Class II:
   Net asset value and redemption price per share,
    $48,080,801 / 3,787,170 outstanding shares of
    common stock (authorized 20,000,000 shares)............ $         12.70
                                                            ===============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $87,747 foreign withholding tax)...... $  14,868,903
     Interest................................................        89,614
     Income from securities lending, net.....................        95,079
     Net interest payments on swaps..........................      (136,503)
                                                              -------------
                                                                 14,917,093
                                                              -------------
   EXPENSES
     Management fee..........................................    10,861,875
     Distribution fee -- Class II............................       132,296
     Administration fee -- Class II..........................        79,378
     Custodian's fees and expenses...........................       153,000
     Audit fee...............................................        40,000
     Directors' fees.........................................        25,000
     Insurance expenses......................................        22,000
     Legal fees and expenses.................................        13,000
     Transfer agent's fees and expenses......................         7,500
     Miscellaneous...........................................         5,305
                                                              -------------
      Total expenses.........................................    11,339,354
     Less: custodian fee credit..............................       (15,324)
                                                              -------------
      Net expenses...........................................    11,324,030
                                                              -------------
   NET INVESTMENT INCOME.....................................     3,593,063
                                                              -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments............................................  (454,841,647)
      Options written........................................       147,474
      Foreign currencies.....................................      (191,184)
      Swaps..................................................    (8,440,330)
                                                              -------------
                                                               (463,325,687)
                                                              -------------
     Net change in unrealized appreciation (depreciation) on
      Investments............................................  (224,401,947)
                                                              -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES................................................  (687,727,634)
                                                              -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................ $(684,134,571)
                                                              =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended        Year Ended
                                                                                      December 31, 2002 December 31, 2001
                                                                                      ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...............................................................  $    3,593,063    $    4,222,964
 Net realized loss on investments and foreign currencies.............................    (463,325,687)     (649,705,913)
 Net change in unrealized appreciation (depreciation) on investments and foreign
   currencies........................................................................    (224,401,947)      113,723,602
                                                                                       --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................    (684,134,571)     (531,759,347)
                                                                                       --------------    --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
   Class I...........................................................................      (3,653,967)       (3,975,406)
   Class II..........................................................................              --               (12)
                                                                                       --------------    --------------
                                                                                           (3,653,967)       (3,975,418)
                                                                                       --------------    --------------
 Distributions from net realized capital gains
   Class I...........................................................................              --       (23,590,806)
   Class II..........................................................................              --          (258,609)
                                                                                       --------------    --------------
                                                                                                   --       (23,849,415)
                                                                                       --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...................................................      (3,653,967)      (27,824,833)
                                                                                       --------------    --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [32,932,385 and 23,972,144 shares, respectively].................     527,421,601       468,098,719
 Capital stock issued in reinvestment of dividends and distributions [275,676 and
   1,363,188 shares, respectively]...................................................       3,653,967        27,824,833
 Capital stock repurchased [41,877,345 and 30,857,338 shares, respectively]..........    (652,831,245)     (595,952,756)
                                                                                       --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................    (121,755,677)     (100,029,204)
                                                                                       --------------    --------------
TOTAL DECREASE IN NET ASSETS.........................................................    (809,544,215)     (659,613,384)
NET ASSETS:
 Beginning of year...................................................................   2,246,435,559     2,906,048,943
                                                                                       --------------    --------------
 End of year (a).....................................................................  $1,436,891,344    $2,246,435,559
                                                                                       ==============    ==============
 (a) Includes undistributed net investment income of:................................  $           --    $      216,889
                                                                                       --------------    --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A6

                         -------------------------------
                         JENNISON 20/20 FOCUS PORTFOLIO
                         -------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

      ASSETS
        Investments, at value (cost $69,263,238)........... $ 64,714,767
        Dividends and interest receivable..................       53,408
        Receivable for capital stock sold..................       43,277
        Prepaid expenses...................................          814
                                                            ------------
         Total assets......................................   64,812,266
                                                            ------------
      LIABILITIES
        Payable for capital stock repurchased..............       83,606
        Accrued expenses and other liabilities.............       65,999
        Management fee payable.............................       42,379
        Distribution fee payable...........................        1,525
        Administration fee payable.........................          915
                                                            ------------
         Total liabilities.................................      194,424
                                                            ------------
      NET ASSETS........................................... $ 64,617,842
                                                            ============
        Net assets were comprised of:
         Common stock, at $0.01 par value.................. $     78,100
         Paid-in capital in excess of par..................   85,732,532
                                                            ------------
                                                              85,810,632
        Undistributed net investment income................      127,802
        Accumulated net realized loss on investments.......  (16,772,121)
        Net unrealized depreciation on investments.........   (4,548,471)
                                                            ------------
        Net assets, December 31, 2002...................... $ 64,617,842
                                                            ============
      Class I:
      Net asset value and redemption price per share,
       $57,160,413 / 6,903,490 outstanding shares of common
       stock (authorized 140,000,000 shares)............... $       8.28
                                                            ============
      Class II:
      Net asset value and redemption price per share,
       $7,457,429 / 906,542 outstanding shares of common
       stock (authorized 10,000,000 shares)................ $       8.23
                                                            ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $7,935 foreign withholding tax)....... $    881,357
                                                               ------------
    EXPENSES
      Management fee..........................................      568,560
      Distribution fee -- Class II............................        9,691
      Administration fee -- Class II..........................        5,814
      Custodian's fees and expenses...........................      113,000
      Audit fee...............................................       14,000
      Director's fees.........................................       13,000
      Legal fees and expenses.................................        9,500
      Commitment fee on syndicated credit agreement...........        9,000
      Shareholders' reports...................................        5,000
      Transfer agent's fees and expenses......................        1,300
      Miscellaneous...........................................        4,886
                                                               ------------
       Total expenses.........................................      753,751
      Less: custodian fee credit..............................         (197)
                                                               ------------
       Net expenses...........................................      753,554
                                                               ------------
    NET INVESTMENT INCOME.....................................      127,803
                                                               ------------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................   (9,822,624)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (10,053,888)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (19,876,512)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(19,748,709)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   Year Ended
                                                                                                                December 31, 2002
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $    127,803
  Net realized loss on investments.............................................................................     (9,822,624)
  Net change in unrealized appreciation (depreciation) on investments..........................................    (10,053,888)
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................    (19,748,709)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................
  Class I......................................................................................................        (15,466)
  Class II.....................................................................................................             --
                                                                                                                  ------------
                                                                                                                       (15,466)
                                                                                                                  ------------
  Distributions from net realized capital gains................................................................
  Class I......................................................................................................             --
  Class II.....................................................................................................             --
                                                                                                                  ------------
                                                                                                                            --
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................        (15,466)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,262,079 and 642,587 shares, respectively]..............................................     11,696,564
  Capital stock issued in reinvestment of dividends and distributions [1,519 and 181,223 shares, respectively].         15,466
  Capital stock repurchased [1,884,866 and 1,178,532 shares, respectively].....................................    (17,156,007)
                                                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...........................................     (5,443,977)
                                                                                                                  ------------
TOTAL DECREASE IN NET ASSETS...................................................................................    (25,208,152)
NET ASSETS:
  Beginning of year............................................................................................     89,825,994
                                                                                                                  ------------
  End of year(a)...............................................................................................   $ 64,617,842
                                                                                                                  ============
(a) Includes undistributed net investment income of:...........................................................   $    127,802
                                                                                                                  ------------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $    424,471
  Net realized loss on investments.............................................................................     (5,263,132)
  Net change in unrealized appreciation (depreciation) on investments..........................................      3,567,245
                                                                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................................     (1,271,416)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................
  Class I......................................................................................................       (405,414)
  Class II.....................................................................................................         (3,592)
                                                                                                                  ------------
                                                                                                                      (409,006)
                                                                                                                  ------------
  Distributions from net realized capital gains................................................................
  Class I......................................................................................................     (1,575,383)
  Class II.....................................................................................................        (14,248)
                                                                                                                  ------------
                                                                                                                    (1,589,631)
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................     (1,998,637)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,262,079 and 642,587 shares, respectively]..............................................      6,923,968
  Capital stock issued in reinvestment of dividends and distributions [1,519 and 181,223 shares, respectively].      1,998,637
  Capital stock repurchased [1,884,866 and 1,178,532 shares, respectively].....................................    (12,365,607)
                                                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...........................................     (3,443,002)
                                                                                                                  ------------
TOTAL DECREASE IN NET ASSETS...................................................................................     (6,713,055)
NET ASSETS:
  Beginning of year............................................................................................     96,539,049
                                                                                                                  ------------
  End of year(a)...............................................................................................   $ 89,825,994
                                                                                                                  ============
(a) Includes undistributed net investment income of:...........................................................   $     15,465
                                                                                                                  ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A7

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $1,371,289,566)...... $1,371,289,566
         Cash.............................................          1,321
         Interest receivable..............................      1,207,550
         Receivable for capital stock sold................        267,516
         Prepaid expenses.................................         13,652
                                                           --------------
          Total assets....................................  1,372,779,605
                                                           --------------
       LIABILITIES
         Payable for capital stock repurchased............      5,581,698
         Management fee payable...........................        416,115
         Accrued expenses and other liabilities...........        217,086
                                                           --------------
          Total liabilities...............................      6,214,899
                                                           --------------
       NET ASSETS......................................... $1,366,564,706
                                                           ==============
         Net assets were comprised of:
          Common stock, at $0.01 par value................ $    1,366,565
          Paid-in capital in excess of par................  1,365,198,141
                                                           --------------
         Net assets, December 31, 2002.................... $1,366,564,706
                                                           ==============
       Net asset value and redemption price per share,
        $1,366,564,706 / 136,656,471 outstanding shares of
        common stock (authorized 340,000,000 shares)...... $        10.00
                                                           ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

             INVESTMENT INCOME
               Interest............................... $24,754,242
                                                       -----------
             EXPENSES
               Management fee.........................   5,084,709
               Shareholders' reports..................     190,000
               Custodian's fees and expenses..........     117,000
               Audit fee..............................      49,000
               Legal fees and expenses................      21,000
               Directors' fees........................      15,000
               Insurance expenses.....................      15,000
               Transfer agent's fees and expenses.....       6,000
               Miscellaneous..........................       1,943
                                                       -----------
                Total expenses........................   5,499,652
               Less: custodian fee credit.............      (1,411)
                                                       -----------
                Net expenses..........................   5,498,241
                                                       -----------
             NET INVESTMENT INCOME....................  19,256,001
                                                       -----------
             NET REALIZED GAIN ON INVESTMENTS.........      17,151
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS............................... $19,273,152
                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended        Year Ended
                                                                                  December 31, 2002 December 31, 2001
                                                                                  ----------------- -----------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................  $    19,256,001   $    55,283,991
 Net realized gain on investments................................................           17,151         1,134,766
                                                                                   ---------------   ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................       19,273,152        56,418,757
                                                                                   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................................      (19,256,001)      (55,283,991)
 Distributions from net realized capital gains...................................          (17,151)       (1,134,766)
                                                                                   ---------------   ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................      (19,273,152)      (56,418,757)
                                                                                   ---------------   ---------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [180,832,605 and 211,661,996 shares, respectively]...........    1,808,326,045     2,116,619,962
 Capital stock issued in reinvestment of dividends and distributions [1,927,315
   and 5,641,876 shares, respectively]...........................................       19,273,152        56,418,757
 Capital stock repurchased [196,288,751 and 190,938,245 shares, respectively]....   (1,962,887,512)   (1,909,382,452)
                                                                                   ---------------   ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.     (135,288,315)      263,656,267
                                                                                   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........................................     (135,288,315)      263,656,267
NET ASSETS:
 Beginning of year...............................................................    1,501,853,021     1,238,196,754
                                                                                   ---------------   ---------------
 End of year.....................................................................  $ 1,366,564,706   $ 1,501,853,021
                                                                                   ===============   ===============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A8

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

     ASSETS
       Investments, at value including securities on loan of
        $42,831,643 (cost $559,514,740)...................... $512,031,141
       Cash..................................................        1,069
       Dividends and interest receivable.....................      369,589
       Due from broker -- variation margin...................       40,800
       Prepaid expenses......................................        6,142
       Receivable for capital stock sold.....................        4,493
       Receivable for securities lending income..............        1,706
                                                              ------------
        Total assets.........................................  512,454,940
                                                              ------------
     LIABILITIES
       Collateral for securities on loan.....................   44,589,915
       Management fee payable................................      161,618
       Accrued expenses and other liabilities................      145,339
       Payable for capital stock repurchased.................       94,273
       Securities lending rebate payable.....................       42,056
       Payable to securities lending agent...................        5,435
       Payable for investments purchased.....................        1,069
                                                              ------------
        Total liabilities....................................   45,039,705
                                                              ------------
     NET ASSETS.............................................. $467,415,235
                                                              ============
       Net assets were comprised of:
        Common stock, at $0.01 par value..................... $    361,952
        Paid-in capital in excess of par.....................  518,646,740
                                                              ------------
                                                               519,008,692
       Undistributed net investment income...................      143,988
       Accumulated net realized loss on investments..........   (4,187,421)
       Net unrealized depreciation on investments............  (47,550,024)
                                                              ------------
       Net assets, December 31, 2002......................... $467,415,235
                                                              ============
     Net asset value and redemption price per share,
      $467,415,235 / 36,195,153 outstanding shares of
      common stock (authorized 140,000,000 shares)........... $      12.91
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

         INVESTMENT INCOME
          Dividends (net of $2,380 foreign withholding
            tax)......................................... $  4,279,811
          Interest.......................................      225,138
          Income from securities lending, net............      240,094
                                                          ------------
                                                             4,745,043
                                                          ------------
         EXPENSES
          Management fee.................................    2,214,924
          Custodian's fees and expenses..................      165,000
          Shareholders' reports..........................       70,000
          Audit fee......................................       20,000
          Directors' fees................................       14,000
          Legal fees and expenses........................       11,000
          Insurance expenses.............................        6,000
          Transfer agent's fees and expenses.............        2,700
          Miscellaneous..................................       44,610
                                                          ------------
            Total expenses...............................    2,548,234
          Less: custodian fee credit.....................         (449)
                                                          ------------
            Net expenses.................................    2,547,785
                                                          ------------
         NET INVESTMENT INCOME...........................    2,197,258
                                                          ------------
         NET REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS
          Net realized gain (loss) on:
            Investments..................................   (2,907,424)
            Futures......................................    1,970,065
                                                          ------------
                                                              (937,359)
                                                          ------------
          Net change in unrealized appreciation
            (depreciation) on:
            Investments..................................  (84,486,453)
            Futures......................................     (803,000)
                                                          ------------
                                                           (85,289,453)
                                                          ------------
         NET LOSS ON INVESTMENTS.........................  (86,226,812)
                                                          ------------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS...................................... $(84,029,554)
                                                          ============

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................   $   2,197,258     $  2,983,499
 Net realized gain (loss) on investments..........        (937,359)       6,934,820
 Net change in unrealized appreciation
   (depreciation) on investments..................     (85,289,453)      20,888,017
                                                     -------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................     (84,029,554)      30,806,336
                                                     -------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............      (5,036,768)      (2,916,940)
 Distributions from net realized capital gains....      (7,580,347)     (76,611,611)
                                                     -------------     ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS................     (12,617,115)     (79,528,551)
                                                     -------------     ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [4,689,935 and 4,920,762
   shares, respectively]..........................      71,063,726       75,942,960
 Capital stock issued in reinvestment of
   dividends and distributions [792,808 and
   5,605,169 shares, respectively]................      12,617,115       79,528,551
 Capital stock repurchased [8,760,368 and
   4,260,398 shares, respectively]................    (130,711,777)     (63,983,347)
                                                     -------------     ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL STOCK TRANSACTIONS..................     (47,030,936)      91,488,164
                                                     -------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (143,677,605)      42,765,949
NET ASSETS:
 Beginning of year................................     611,092,840      568,326,891
                                                     -------------     ------------
 End of year (a)..................................   $ 467,415,235     $611,092,840
                                                     =============     ============
 (a) Includes undistributed net investment income
   of:............................................   $     143,988     $  2,983,498
                                                     -------------     ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A9

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

          ASSETS
            Investments, at value (cost $17,383,905)..... $15,073,327
            Cash.........................................         300
            Receivable for capital stock sold............      55,971
                                                          -----------
             Total assets................................  15,129,598
                                                          -----------
          LIABILITIES
            Payable for investments purchased............      55,649
            Management fee payable.......................       1,563
            Payable for capital stock repurchased........         622
                                                          -----------
             Total liabilities...........................      57,834
                                                          -----------
          NET ASSETS..................................... $15,071,764
                                                          ===========
            Net assets were comprised of:
             Common stock, at $0.01 par value............ $    25,545
             Paid-in capital in excess of par............  18,611,091
                                                          -----------
                                                           18,636,636
            Undistributed net investment income..........       7,077
            Accumulated net realized loss on investments.  (1,261,371)
            Net unrealized depreciation on investments...  (2,310,578)
                                                          -----------
            Net assets, December 31, 2002................ $15,071,764
                                                          ===========
          Net asset value and redemption price per share,
           $15,071,764 / 2,554,513 outstanding shares
           of common stock (authorized 80,000,000 shares) $      5.90
                                                          ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

      INVESTMENT INCOME
        Dividends............................................ $    12,812
                                                              -----------
      EXPENSES
        Management fee.......................................       5,735
                                                              -----------
      NET INVESTMENT INCOME..................................       7,077
                                                              -----------
      NET REALIZED AND UNREALIZED LOSS ON
      INVESTMENTS
        Net realized loss on investments.....................    (849,967)
        Net change in unrealized depreciation on investments.  (2,092,540)
                                                              -----------
      NET LOSS ON INVESTMENTS................................  (2,942,507)
                                                              -----------
      NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS............................................. $(2,935,430)
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                          December 31, 2002
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................    $     7,077
  Net realized loss on investments.......................................................................       (849,967)
  Net change in unrealized depreciation on investments...................................................     (2,092,540)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................     (2,935,430)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................             --
  Distributions from net realized capital gains..........................................................             --
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................             --
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,019,417 and 1,101,665 shares, respectively]......................................     13,422,696
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,418 shares, respectively].             --
  Capital stock repurchased [450,554 and 340,519 shares, respectively]...................................     (2,886,647)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................     10,536,049
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS.............................................................................      7,600,619
NET ASSETS:
  Beginning of year......................................................................................      7,471,145
                                                                                                             -----------
  End of year (a)........................................................................................    $15,071,764
                                                                                                             ===========
  (a) Includes undistributed net investment income of:...................................................    $     7,077
                                                                                                             -----------

                                                                                                             Year Ended
                                                                                                          December 31, 2001
                                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..................................................................................    $    15,914
  Net realized loss on investments.......................................................................       (411,404)
  Net change in unrealized depreciation on investments...................................................       (162,831)
                                                                                                             -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................................       (558,321)
                                                                                                             -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...................................................................        (15,938)
  Distributions from net realized capital gains..........................................................        (18,925)
                                                                                                             -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.......................................................................        (34,863)
                                                                                                             -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,019,417 and 1,101,665 shares, respectively]......................................      8,704,066
  Capital stock issued in reinvestment of dividends and distributions [0 and 4,418 shares, respectively].         34,863
  Capital stock repurchased [450,554 and 340,519 shares, respectively]...................................     (2,727,504)
                                                                                                             -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....................................      6,011,425
                                                                                                             -----------
TOTAL INCREASE IN NET ASSETS.............................................................................      5,418,241
NET ASSETS:
  Beginning of year......................................................................................      2,052,904
                                                                                                             -----------
  End of year (a)........................................................................................    $ 7,471,145
                                                                                                             ===========
  (a) Includes undistributed net investment income of:...................................................    $        --
                                                                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $7,611,053)........... $ 6,520,368
         Cash..............................................      14,296
         Receivable for investments sold...................      62,839
         Due from manager..................................      16,093
         Receivable for capital stock sold.................       4,313
         Dividends and interest receivable.................       1,543
         Prepaid expenses..................................          70
                                                            -----------
          Total assets.....................................   6,619,522
                                                            -----------
       LIABILITIES
         Payable for investments purchased.................      33,789
         Accrued expenses and other liabilities............      42,111
         Deferred directors' fees..........................       2,445
         Payable for capital stock repurchased.............         890
         Withholding tax payable...........................          76
                                                            -----------
          Total liabilities................................      79,311
                                                            -----------
       NET ASSETS.......................................... $ 6,540,211
                                                            ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value................. $    19,536
          Paid-in capital in excess of par.................  13,061,908
                                                            -----------
                                                             13,081,444
         Accumulated net realized loss on investments......  (5,450,548)
         Net unrealized depreciation on investments........  (1,090,685)
                                                            -----------
         Net assets, December 31, 2002..................... $ 6,540,211
                                                            ===========
       Net asset value and redemption price per share,
        $6,540,211 / 1,953,580 outstanding shares of common
        stock (authorized 80,000,000 shares)............... $      3.35
                                                            ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................ $     7,751
      Dividends (net of $1,340 foreign withholding tax).......       5,998
                                                               -----------
                                                                    13,749
                                                               -----------
    EXPENSES
      Management fee..........................................      80,097
      Custodian's fees and expenses...........................      83,000
      Shareholders' reports...................................      13,000
      Audit fee...............................................      11,000
      Directors' fees.........................................      11,000
      Legal fees..............................................       5,200
      Transfer agent's fees and expenses......................       3,000
      Miscellaneous...........................................       2,790
                                                               -----------
       Total expenses.........................................     209,087
      Less: custodian fee credit..............................         (48)
         expense subsidy......................................    (118,515)
                                                               -----------
       Net expenses...........................................      90,524
                                                               -----------
    NET INVESTMENT LOSS.......................................     (76,775)
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (3,617,853)
      Net change in unrealized appreciation (depreciation) on
       investments............................................    (234,972)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (3,852,825)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,929,600)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year Ended        Year Ended
                                                                          December 31, 2002 December 31, 2001
                                                                          ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss....................................................    $   (76,775)      $   (40,274)
  Net realized loss on investments.......................................     (3,617,853)       (1,494,542)
  Net change in unrealized appreciation (depreciation) on investments....       (234,972)          (77,523)
                                                                             -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................     (3,929,600)       (1,612,339)
                                                                             -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [1,629,439 and 1,053,834 shares, respectively]......      6,907,662         6,372,084
  Capital stock repurchased [1,020,070 and 509,248 shares, respectively].     (4,111,161)       (3,176,840)
                                                                             -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS....      2,796,501         3,195,244
                                                                             -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................     (1,133,099)        1,582,905
NET ASSETS:
  Beginning of year......................................................      7,673,310         6,090,405
                                                                             -----------       -----------
  End of year............................................................    $ 6,540,211       $ 7,673,310
                                                                             ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, at value (cost $159,421,995)......................................................................... $147,348,082
 Cash..............................................................................................................          375
 Receivable for capital stock sold.................................................................................       92,510
 Receivable for investments sold...................................................................................        1,977
                                                                                                                    ------------
   Total assets....................................................................................................  147,442,944
                                                                                                                    ------------
LIABILITIES
 Payable for capital stock repurchased.............................................................................       94,487
 Management fee payable............................................................................................        7,260
 Payable for investments purchased.................................................................................          375
                                                                                                                    ------------
   Total liabilities...............................................................................................      102,122
                                                                                                                    ------------
NET ASSETS......................................................................................................... $147,340,822
                                                                                                                    ============
 Net assets were comprised of:
   Common stock, at $0.01 par value................................................................................ $    185,173
   Paid-in capital in excess of par................................................................................  160,708,665
                                                                                                                    ------------
                                                                                                                     160,893,838
 Undistributed net investment income...............................................................................    2,105,869
 Accumulated net realized loss on investments......................................................................   (3,584,972)
 Net unrealized depreciation on investments........................................................................  (12,073,913)
                                                                                                                    ------------
 Net assets, December 31, 2002..................................................................................... $147,340,822
                                                                                                                    ============
Net asset value and redemption price per share, $147,340,822 / 18,517,293 outstanding shares of common stock
 (authorized 80,000,000 shares).................................................................................... $       7.96
                                                                                                                    ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Dividends......................................................................................................... $  2,159,507
                                                                                                                    ------------
EXPENSES
 Management fee....................................................................................................       53,638
                                                                                                                    ------------
NET INVESTMENT INCOME..............................................................................................    2,105,869
                                                                                                                    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized loss on investments..................................................................................   (2,970,224)
 Net change in unrealized depreciation on investments..............................................................  (11,808,821)
                                                                                                                    ------------
NET LOSS ON INVESTMENTS............................................................................................  (14,779,045)
                                                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................................... $(12,673,176)
                                                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   Year Ended
                                                                                                                December 31, 2002
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................   $  2,105,869
  Net realized loss on investments.............................................................................     (2,970,224)
  Net change in unrealized depreciation on investments.........................................................    (11,808,821)
                                                                                                                  ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................    (12,673,176)
                                                                                                                  ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................             --
  Distributions from net realized capital gains................................................................        (83,279)
                                                                                                                  ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................        (83,279)
                                                                                                                  ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [13,355,238 and 7,783,893 shares, respectively]...........................................    111,712,735
  Capital stock issued in reinvestment of dividends and distributions [9,326 and 105,586 shares, respectively].         83,279
  Capital stock repurchased [2,181,930 and 932,619 shares, respectively].......................................    (17,832,174)
                                                                                                                  ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     93,963,840
                                                                                                                  ------------
TOTAL INCREASE IN NET ASSETS...................................................................................     81,207,385
NET ASSETS:
  Beginning of year............................................................................................     66,133,437
                                                                                                                  ------------
  End of year (a)..............................................................................................   $147,340,822
                                                                                                                  ============
  (a) Includes undistributed net investment income of:.........................................................   $  2,105,869
                                                                                                                  ------------

                                                                                                                   Year Ended
                                                                                                                December 31, 2001
                                                                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income........................................................................................    $   792,363
  Net realized loss on investments.............................................................................       (419,875)
  Net change in unrealized depreciation on investments.........................................................       (249,599)
                                                                                                                   -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................................        122,889
                                                                                                                   -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.........................................................................       (792,353)
  Distributions from net realized capital gains................................................................       (141,855)
                                                                                                                   -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................................................       (934,208)
                                                                                                                   -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [13,355,238 and 7,783,893 shares, respectively]...........................................     70,760,120
  Capital stock issued in reinvestment of dividends and distributions [9,326 and 105,586 shares, respectively].        934,208
  Capital stock repurchased [2,181,930 and 932,619 shares, respectively].......................................     (8,452,629)
                                                                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..........................................     63,241,699
                                                                                                                   -----------
TOTAL INCREASE IN NET ASSETS...................................................................................     62,430,380
NET ASSETS:
  Beginning of year............................................................................................      3,703,057
                                                                                                                   -----------
  End of year (a)..............................................................................................    $66,133,437
                                                                                                                   ===========
  (a) Includes undistributed net investment income of:.........................................................    $        --
                                                                                                                   -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

         ASSETS
           Investments, at value (cost $121,852,614)..... $117,542,125
           Cash..........................................          375
           Receivable for capital stock sold.............      406,023
                                                          ------------
            Total assets.................................  117,948,523
                                                          ------------
         LIABILITIES
           Payable for investments purchased.............      403,696
           Management fee payable........................        5,979
           Payable for capital stock repurchased.........        2,703
                                                          ------------
            Total liabilities............................      412,378
                                                          ------------
         NET ASSETS...................................... $117,536,145
                                                          ============
           Net assets were comprised of:
            Common stock, at $0.01 par value............. $    128,297
            Paid-in capital in excess of par.............  121,381,831
                                                          ------------
                                                           121,510,128
           Undistributed net investment income...........    2,222,861
           Accumulated net realized loss on investments..   (1,886,355)
           Net unrealized depreciation on investments....   (4,310,489)
                                                          ------------
           Net assets, December 31, 2002................. $117,536,145
                                                          ============
         Net asset value and redemption price per share,
          $117,536,145 / 12,829,676 outstanding shares of
          common stock (authorized 80,000,000 shares).... $       9.16
                                                          ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends............................................... $ 2,262,552
                                                               -----------
    EXPENSES
      Management fee..........................................      39,691
                                                               -----------
    NET INVESTMENT INCOME.....................................   2,222,861
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
      Net realized loss on investments........................  (1,747,549)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (4,357,935)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (6,105,484)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,882,623)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     Year Ended
                                                                                                  December 31, 2002
                                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..........................................................................   $  2,222,861
  Net realized loss on investments...............................................................     (1,747,549)
  Net change in unrealized appreciation (depreciation) on investments............................     (4,357,935)
                                                                                                    ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................     (3,882,623)
                                                                                                    ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................................       (217,498)
  Distributions from net realized capital gains..................................................        (51,167)
                                                                                                    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................................       (268,665)
                                                                                                    ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,791,487 and 5,234,421 shares, respectively]..............................     90,835,888
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares,
   respectively].................................................................................        268,665
  Capital stock repurchased [1,893,646 and 588,158 shares, respectively].........................    (17,352,023)
                                                                                                    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS............................     73,752,530
                                                                                                    ------------
TOTAL INCREASE IN NET ASSETS.....................................................................     69,601,242
NET ASSETS:
  Beginning of year..............................................................................     47,934,903
                                                                                                    ------------
  End of year (a)................................................................................   $117,536,145
                                                                                                    ============
  (a) Includes undistributed net investment income of:...........................................   $  2,222,861
                                                                                                    ------------

                                                                                                     Year Ended
                                                                                                  December 31, 2001
                                                                                                  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income..........................................................................    $   826,955
  Net realized loss on investments...............................................................        (55,223)
  Net change in unrealized appreciation (depreciation) on investments............................         52,972
                                                                                                     -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................        824,704
                                                                                                     -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................................       (609,457)
  Distributions from net realized capital gains..................................................        (49,642)
                                                                                                     -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................................       (659,099)
                                                                                                     -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [9,791,487 and 5,234,421 shares, respectively]..............................     50,959,312
  Capital stock issued in reinvestment of dividends and distributions [27,669 and 68,510 shares,
   respectively].................................................................................        659,099
  Capital stock repurchased [1,893,646 and 588,158 shares, respectively].........................     (5,742,835)
                                                                                                     -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS............................     45,875,576
                                                                                                     -----------
TOTAL INCREASE IN NET ASSETS.....................................................................     46,041,181
NET ASSETS:
  Beginning of year..............................................................................      1,893,722
                                                                                                     -----------
  End of year (a)................................................................................    $47,934,903
                                                                                                     ===========
  (a) Includes undistributed net investment income of:...........................................    $   217,498
                                                                                                     -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

      ASSETS
        Investments, at value (cost $107,719,942)........... $ 96,376,008
        Cash................................................          375
        Receivable for capital stock sold...................      322,810
                                                             ------------
         Total assets.......................................   96,699,193
                                                             ------------
      LIABILITIES
        Payable for investments purchased...................      280,287
        Payable for capital stock repurchased...............       42,898
        Management fee payable..............................        5,131
                                                             ------------
         Total liabilities..................................      328,316
                                                             ------------
      NET ASSETS............................................ $ 96,370,877
                                                             ============
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    140,963
         Paid-in capital in excess of par...................  110,945,892
                                                             ------------
                                                              111,086,855
        Undistributed net investment income.................      797,294
        Accumulated net realized loss on investments........   (4,169,338)
        Net unrealized depreciation on investments..........  (11,343,934)
                                                             ------------
        Net assets, December 31, 2002....................... $ 96,370,877
                                                             ============
      Net asset value and redemption price per share,
       $96,370,877 / 14,096,290 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $       6.84
                                                             ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
       Dividends............................................ $    832,900
                                                             ------------
     EXPENSES
       Management fee.......................................       35,606
                                                             ------------
     NET INVESTMENT INCOME..................................      797,294
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................   (3,335,015)
       Net change in unrealized depreciation on investments.  (10,816,731)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (14,151,746)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(13,354,452)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  Year Ended
                                                                                                               December 31, 2002
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................   $    797,294
  Net realized loss on investments............................................................................     (3,335,015)
  Net change in unrealized depreciation on investments........................................................    (10,816,731)
                                                                                                                 ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................    (13,354,452)
                                                                                                                 ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................             --
  Distributions from net realized capital gains...............................................................        (21,973)
                                                                                                                 ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................        (21,973)
                                                                                                                 ------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [10,864,143 and 6,196,607 shares, respectively]..........................................     80,672,788
  Capital stock issued in reinvestment of dividends and distributions [2,706 and 50,175 shares, respectively].         21,973
  Capital stock repurchased [2,431,952 and 995,521 shares, respectively]......................................    (17,783,588)
                                                                                                                 ------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     62,911,173
                                                                                                                 ------------
TOTAL INCREASE IN NET ASSETS..................................................................................     49,534,748
NET ASSETS:
  Beginning of year...........................................................................................     46,836,129
                                                                                                                 ------------
  End of year (a).............................................................................................   $ 96,370,877
                                                                                                                 ============
  (a) Includes undistributed net investment income of:........................................................   $    797,294
                                                                                                                 ------------

                                                                                                                  Year Ended
                                                                                                               December 31, 2001
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................................................    $   353,577
  Net realized loss on investments............................................................................       (776,331)
  Net change in unrealized depreciation on investments........................................................       (486,929)
                                                                                                                  -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................................       (909,683)
                                                                                                                  -----------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................................................................       (357,156)
  Distributions from net realized capital gains...............................................................        (52,072)
                                                                                                                  -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS............................................................................       (409,228)
                                                                                                                  -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [10,864,143 and 6,196,607 shares, respectively]..........................................     52,360,190
  Capital stock issued in reinvestment of dividends and distributions [2,706 and 50,175 shares, respectively].        409,228
  Capital stock repurchased [2,431,952 and 995,521 shares, respectively]......................................     (8,518,300)
                                                                                                                  -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.........................................     44,251,118
                                                                                                                  -----------
TOTAL INCREASE IN NET ASSETS..................................................................................     42,932,207
NET ASSETS:
  Beginning of year...........................................................................................      3,903,922
                                                                                                                  -----------
  End of year (a).............................................................................................    $46,836,129
                                                                                                                  ===========
  (a) Includes undistributed net investment income of:........................................................    $        --
                                                                                                                  -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, excluding repurchase agreement, at value (cost
   $11,586,808)....................................................... $11,343,869
 Repurchase agreement (cost $1,393,462)...............................   1,393,462
 Receivable for investments sold......................................      23,290
 Due from manager.....................................................      16,192
 Receivable for capital stock sold....................................      12,554
 Dividends and interest receivable....................................       1,016
 Prepaid expenses.....................................................         121
                                                                       -----------
   Total assets.......................................................  12,790,504
                                                                       -----------
LIABILITIES
 Payable for investments purchased....................................     226,503
 Accrued expenses and other liabilities...............................      48,134
 Deferred directors' fees.............................................       2,448
 Payable for capital stock repurchased................................         315
 Payable to custodian.................................................          46
                                                                       -----------
   Total liabilities..................................................     277,446
                                                                       -----------
NET ASSETS............................................................ $12,513,058
                                                                       ===========
 Net assets were comprised of:
   Common stock, at $0.01 par value................................... $    25,864
   Paid-in capital in excess of par...................................  17,854,639
                                                                       -----------
                                                                        17,880,503
 Accumulated net realized loss on investments.........................  (5,124,506)
 Net unrealized depreciation on investments...........................    (242,939)
                                                                       -----------
 Net assets, December 31, 2002........................................ $12,513,058
                                                                       ===========
Net asset value and redemption price per share, $12,513,058 /
 2,586,414 outstanding shares of common stock (authorized 80,000,000
 shares).............................................................. $      4.84
                                                                       ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Interest............................................................. $    25,793
 Dividends (net of $93 foreign withholding tax).......................      18,353
                                                                       -----------
                                                                            44,146
                                                                       -----------
EXPENSES
 Management fee.......................................................     101,018
 Custodian's fees and expenses........................................      89,000
 Shareholders' reports................................................      21,000
 Directors' fees......................................................      11,000
 Audit fee............................................................      11,000
 Legal fees and expenses..............................................       7,100
 Transfer agent's fees and expenses...................................       3,500
 Miscellaneous........................................................       1,269
                                                                       -----------
   Total expenses.....................................................     244,887
 Less: custodian fee credit...........................................        (160)
     expense subsidy..................................................    (122,573)
                                                                       -----------
 Net expenses.........................................................     122,154
                                                                       -----------
NET INVESTMENT LOSS...................................................     (78,008)
                                                                       -----------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
 Net realized loss on investments.....................................  (2,895,182)
 Net change in unrealized appreciation (depreciation) on investments..    (713,148)
                                                                       -----------
NET LOSS ON INVESTMENTS...............................................  (3,608,330)
                                                                       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $(3,686,338)
                                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2002 December 31, 2001
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment loss..................................................   $    (78,008)      $   (18,794)
 Net realized loss on investments.....................................     (2,895,182)       (1,737,031)
 Net change in unrealized appreciation (depreciation) on investments..       (713,148)          842,626
                                                                         ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................     (3,686,338)         (913,199)
                                                                         ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,910,333 and 1,118,138 shares, respectively]....     20,588,172         7,516,764
 Capital stock repurchased [2,539,505 and 554,266 shares,
   respectively]......................................................    (12,819,425)       (3,634,143)
                                                                         ------------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS..      7,768,747         3,882,621
                                                                         ------------       -----------
TOTAL INCREASE IN NET ASSETS..........................................      4,082,409         2,969,422
NET ASSETS:
 Beginning of year....................................................      8,430,649         5,461,227
                                                                         ------------       -----------
 End of year..........................................................   $ 12,513,058       $ 8,430,649
                                                                         ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value (cost $61,029,197)............... $ 58,215,821
      Foreign currency, at value (cost $187,773).............      189,584
      Cash...................................................       71,490
      Receivable for investments sold........................    1,447,053
      Dividends and interest receivable......................       68,540
      Receivable for capital stock sold......................       53,908
      Unrealized appreciation on forward foreign currency
       contracts.............................................        2,546
      Prepaid expenses.......................................          628
                                                              ------------
       Total assets..........................................   60,049,570
                                                              ------------
    LIABILITIES
      Payable for investments purchased......................    1,229,489
      Payable for capital stock repurchased..................      135,770
      Accrued expenses and other liabilities.................       72,003
      Management fee payable.................................       25,786
      Distribution fee payable...............................        5,177
      Withholding tax payable................................        3,252
      Administration fee payable.............................        3,106
                                                              ------------
       Total liabilities.....................................    1,474,583
                                                              ------------
    NET ASSETS............................................... $ 58,574,987
                                                              ============
      Net assets were comprised of:
       Common stock, at $0.01 par value...................... $    139,097
       Paid-in capital, in excess of par.....................   75,331,877
                                                              ------------
                                                                75,470,974
      Overdistribution of net investment income..............      (15,828)
      Accumulated net realized loss on investments...........  (14,080,616)
      Net unrealized depreciation on investments and foreign
       currencies............................................   (2,799,543)
                                                              ------------
      Net assets, December 31, 2002.......................... $ 58,574,987
                                                              ============
    Class I:
    Net asset value and redemption price per share,
     $34,933,225 / 8,270,982 outstanding shares of common
     stock (authorized 80,000,000 shares).................... $       4.22
                                                              ============
    Class II:
    Net asset value and redemption price per share,
     $23,641,762 / 5,638,720 outstanding shares of common
     stock (authorized 20,000,000 shares).................... $       4.19
                                                              ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $52,344 foreign withholding tax)....... $   755,987
      Interest.................................................       6,620
                                                                -----------
                                                                    762,607
                                                                -----------
    EXPENSES
      Management fee...........................................     434,310
      Distribution fee -- Class II.............................      54,421
      Administration fee -- Class II...........................      32,653
      Custodian's fees and expenses............................     184,000
      Shareholders' reports....................................      58,000
      Audit fee................................................      14,000
      Directors' fees..........................................       7,200
      Legal fees and expenses..................................       6,000
      Transfer agent's fees and expenses.......................       5,600
      Commitment fee on syndicated credit agreement............       1,000
      Miscellaneous............................................       2,860
                                                                -----------
       Total expenses..........................................     800,044
      Less: custodian fee credit...............................      (9,422)
         expense subsidy.......................................     (79,389)
                                                                -----------
       Net expenses............................................     711,233
                                                                -----------
    NET INVESTMENT INCOME......................................      51,374
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES
      Net realized loss on:
       Investments.............................................  (8,421,569)
       Foreign currencies......................................     (69,358)
                                                                -----------
                                                                 (8,490,927)
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................  (1,473,800)
       Foreign currencies......................................      13,220
                                                                -----------
                                                                 (1,460,580)
                                                                -----------
    NET LOSS ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  (9,951,507)
                                                                -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $(9,900,133)
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended        Year Ended
                                           December 31, 2002 December 31, 2001
                                           ----------------- -----------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
   Net investment income..................   $      51,374     $      33,942
   Net realized loss on investments and
     foreign currencies...................      (8,490,927)       (5,596,251)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currencies...................      (1,460,580)         (554,509)
                                             -------------     -------------
   NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS........................      (9,900,133)       (6,116,818)
                                             -------------     -------------
  DIVIDENDS AND DISTRIBUTIONS:
   Tax return of capital distributions
     Class I..............................              --           (40,473)
     Class II.............................              --           (22,107)
                                             -------------     -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS......              --           (62,580)
                                             -------------     -------------
  CAPITAL STOCK TRANSACTIONS:
   Capital stock sold [97,962,690 and
     34,707,972 shares, respectively].....     459,630,004       214,023,922
   Capital stock issued in reinvestment
     of dividends and distributions [0
     and 10,106 shares, respectively].....              --            62,580
   Capital stock repurchased [90,447,644
     and 29,537,466 shares, respectively].    (425,966,534)     (183,409,018)
                                             -------------     -------------
   NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL STOCK TRANSACTIONS........      33,663,470        30,677,484
                                             -------------     -------------
  TOTAL INCREASE IN NET ASSETS............      23,763,337        24,498,086
  NET ASSETS:
   Beginning of year......................      34,811,650        10,313,564
                                             -------------     -------------
   End of year............................   $  58,574,987     $  34,811,650
                                             =============     =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A16

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

 ASSETS
  Investments, at value (cost $42,728,152)........................ $38,324,704
  Receivable for investments sold.................................      94,325
  Dividends and interest receivable...............................      48,916
  Receivable for capital stock sold...............................      16,018
  Prepaid expenses................................................         395
                                                                   -----------
    Total assets..................................................  38,484,358
                                                                   -----------
 LIABILITIES
  Accrued expenses and other liabilities..........................      66,483
  Payable for investments purchased...............................      59,764
  Management fee payable..........................................      29,995
  Payable for capital stock repurchased...........................       6,196
  Deferred directors' fees........................................       2,486
                                                                   -----------
    Total liabilities.............................................     164,924
                                                                   -----------
 NET ASSETS....................................................... $38,319,434
                                                                   ===========
  Net assets were comprised of:
    Common stock, at $0.01 par value.............................. $    49,089
    Paid-in capital in excess of par..............................  45,393,007
                                                                   -----------
                                                                    45,442,096
  Accumulated net realized loss on investments....................  (2,719,214)
  Net unrealized depreciation on investments......................  (4,403,448)
                                                                   -----------
  Net assets, December 31, 2002................................... $38,319,434
                                                                   ===========
 Net asset value and redemption price per share, $38,319,434 /
  4,908,845 outstanding shares of common stock (authorized
  80,000,000 shares).............................................. $      7.81
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

 INVESTMENT INCOME
  Dividends (net of $497 foreign withholding tax)................. $   685,190
  Interest........................................................      15,249
                                                                   -----------
                                                                       700,439
                                                                   -----------
 EXPENSES
  Management fee..................................................     264,154
  Custodian's fees and expenses...................................      96,000
  Shareholders' reports...........................................      30,000
  Audit fee.......................................................      12,000
  Directors' fees.................................................      11,000
  Legal fees and expenses.........................................      11,000
  Transfer agent's fees and expenses..............................       3,700
  Miscellaneous...................................................       4,298
                                                                   -----------
    Total expenses................................................     432,152
  Less: custodian fee credit......................................        (128)
      expense subsidy.............................................    (134,952)
                                                                   -----------
    Net expenses..................................................     297,072
                                                                   -----------
 NET INVESTMENT INCOME............................................     403,367
                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments...................................................  (2,073,444)
    Futures.......................................................      15,245
                                                                   -----------
                                                                    (2,058,199)
                                                                   -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments...................................................  (4,602,327)
    Futures.......................................................      (7,397)
                                                                   -----------
                                                                    (4,609,724)
                                                                   -----------
 NET LOSS ON INVESTMENTS..........................................  (6,667,923)
                                                                   -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(6,264,556)
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................    $   403,367       $   129,639
 Net realized loss on investments................................     (2,058,199)         (603,778)
 Net change in unrealized appreciation (depreciation) on
   investments...................................................     (4,609,724)           (2,252)
                                                                     -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............     (6,264,556)         (476,391)
                                                                     -----------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income............................       (403,360)         (139,958)
 Tax return of capital distributions.............................         (6,059)               --
                                                                     -----------       -----------
TOTAL DIVIDENDS AND DISTRIBUTIONS................................       (409,419)         (139,958)
                                                                     -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [3,406,672 and 2,190,953 shares,
   respectively].................................................     29,950,399        20,941,061
 Capital stock issued in reinvestment of dividends and
   distributions [52,288 and 14,967 shares, respectively]........        409,419           139,958
 Capital stock repurchased [1,063,583 and 63,752 shares,
   respectively].................................................     (9,099,948)         (606,772)
                                                                     -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
TRANSACTIONS.....................................................     21,259,870        20,474,247
                                                                     -----------       -----------
TOTAL INCREASE IN NET ASSETS.....................................     14,585,895        19,857,898
NET ASSETS:
 Beginning of year...............................................     23,733,539         3,875,641
                                                                     -----------       -----------
 End of year.....................................................    $38,319,434       $23,733,539
                                                                     ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A17

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

 ASSETS
  Investments, at value (cost $9,597,548)......................... $ 9,504,443
  Receivable for investments sold.................................      19,863
  Dividends and interest receivable...............................      15,889
  Receivable for capital stock sold...............................      14,500
  Due from manager................................................      12,852
  Prepaid expenses................................................         103
                                                                   -----------
    Total assets..................................................   9,567,650
                                                                   -----------
 LIABILITIES
  Payable for investments purchased...............................     177,873
  Accrued expenses and other liabilities..........................      46,497
  Deferred directors' fees........................................       2,447
  Payable for capital stock repurchased...........................         171
                                                                   -----------
    Total liabilities.............................................     226,988
                                                                   -----------
 NET ASSETS....................................................... $ 9,340,662
                                                                   ===========
  Net assets were comprised of:
    Common stock, at $0.01 par value.............................. $    18,693
    Paid-in capital in excess of par..............................  14,150,153
                                                                   -----------
                                                                    14,168,846
  Undistributed net investment income.............................      14,769
  Accumulated net realized loss on investments and foreign
    currencies....................................................  (4,749,879)
  Net unrealized depreciation on investments and foreign
    currencies....................................................     (93,074)
                                                                   -----------
  Net assets, December 31, 2002................................... $ 9,340,662
                                                                   ===========
 Net asset value and redemption price per share, $9,340,662 /
  1,869,279 outstanding shares of common stock (authorized
  80,000,000 shares).............................................. $      5.00
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

 INVESTMENT INCOME
  Dividends (net of $917 foreign withholding tax)................. $    94,940
  Interest........................................................      13,080
                                                                   -----------
                                                                       108,020
                                                                   -----------
 EXPENSES
  Management fee..................................................      69,901
  Custodian's fees and expenses...................................      91,000
  Shareholders' reports...........................................      15,000
  Directors' fees.................................................      11,000
  Audit fee.......................................................      11,000
  Legal fees and expenses.........................................       8,000
  Transfer agent's fees and expenses..............................       3,500
  Commitment fee on syndicated credit agreement...................         200
  Miscellaneous...................................................       3,107
                                                                   -----------
    Total expenses................................................     212,708
  Less: custodian fee credit......................................         (56)
       expense subsidy............................................    (119,478)
                                                                   -----------
  Net expenses....................................................      93,174
                                                                   -----------
 NET INVESTMENT INCOME............................................      14,846
                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments...................................................  (3,082,457)
    Foreign currencies............................................          24
                                                                   -----------
                                                                    (3,082,433)
                                                                   -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments...................................................     (37,231)
    Foreign currencies............................................          18
                                                                   -----------
                                                                       (37,213)
                                                                   -----------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES...................  (3,119,646)
                                                                   -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $(3,104,800)
                                                                   ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended        Year Ended
                                                                  December 31, 2002 December 31, 2001
                                                                  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)....................................    $    14,846       $      (258)
 Net realized loss on investments and foreign currencies.........     (3,082,433)       (1,634,857)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currencies............................        (37,213)          173,470
                                                                     -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............     (3,104,800)       (1,461,645)
                                                                     -----------       -----------
DIVIDENDS:
 Dividends from net investment income............................             --            (9,788)
                                                                     -----------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [2,421,976 and 1,059,257 shares,
   respectively].................................................     13,214,957         7,987,852
 Capital stock issued in reinvestment of dividends [0 and 1,387
   shares, respectively].........................................             --             9,788
 Capital stock repurchased [1,723,512 and 354,901 shares,
   respectively].................................................     (8,971,624)       (2,577,851)
                                                                     -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
 TRANSACTIONS....................................................      4,243,333         5,419,789
                                                                     -----------       -----------
TOTAL INCREASE IN NET ASSETS.....................................      1,138,533         3,948,356
NET ASSETS:
 Beginning of year...............................................      8,202,129         4,253,773
                                                                     -----------       -----------
 End of year(a)..................................................    $ 9,340,662       $ 8,202,129
                                                                     ===========       ===========
(a) Includes undistributed net investment income of:.............    $    14,769       $        --
                                                                     -----------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A18

                          ----------------------------
                          SP MID-CAP GROWTH PORTFOLIO
                          ----------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS
 Investments, excluding repurchase agreement, at value (cost $17,430,504).. $ 17,016,941
 Repurchase agreement (cost $2,063,177)....................................    2,063,177
 Receivable for capital stock sold.........................................      292,941
 Due from manager..........................................................       18,368
 Receivable for investments sold...........................................       18,014
 Dividends and interest receivable.........................................        1,742
 Prepaid expenses..........................................................          169
                                                                            ------------
   Total assets............................................................   19,411,352
                                                                            ------------
LIABILITIES
 Payable for investments purchased.........................................    1,070,410
 Accrued expenses and other liabilities....................................       50,107
 Payable to custodian......................................................       18,013
 Deferred directors' fees..................................................        2,476
 Payable for capital stock repurchased.....................................          135
                                                                            ------------
   Total liabilities.......................................................    1,141,141
                                                                            ------------
NET ASSETS................................................................. $ 18,270,211
                                                                            ============
 Net assets were comprised of:
   Common stock, at $0.01 par value........................................ $     44,647
   Paid-in capital in excess of par........................................   30,290,727
                                                                            ------------
                                                                              30,335,374
 Accumulated net realized loss on investments and foreign currencies.......  (11,651,648)
 Net unrealized depreciation on investments and foreign currencies.........     (413,515)
                                                                            ------------
 Net assets, December 31, 2002............................................. $ 18,270,211
                                                                            ============
Net asset value and redemption price per share, $18,270,211 / 4,464,692
 outstanding shares of common stock (authorized 80,000,000 shares)......... $       4.09
                                                                            ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
 Dividends (net of $52 foreign withholding tax)............................ $     41,467
 Interest..................................................................       25,974
                                                                            ------------
                                                                                  67,441
                                                                            ------------
EXPENSES
 Management fee............................................................      131,400
 Custodian's fees and expenses.............................................       88,000
 Shareholders' reports.....................................................       17,500
 Directors' fees...........................................................       11,000
 Audit fee.................................................................       10,000
 Legal fees and expenses...................................................       10,000
 Transfer agent's fees and expenses........................................        4,000
 Miscellaneous.............................................................        3,153
                                                                            ------------
   Total expenses..........................................................      275,053
 Loan interest expense (Note 8)............................................          423
 Less: custodian fee credit................................................         (151)
     expense subsidy.......................................................     (110,777)
                                                                            ------------
   Net expenses............................................................      164,548
                                                                            ------------
NET INVESTMENT LOSS........................................................      (97,107)
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
 Net realized gain (loss) on:
   Investments.............................................................  (11,107,075)
   Foreign currencies......................................................          181
                                                                            ------------
                                                                             (11,106,894)
                                                                            ------------
 Net change in unrealized appreciation on:
   Investments.............................................................      805,614
   Foreign currencies......................................................           48
                                                                            ------------
                                                                                 805,662
                                                                            ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES.............................  (10,301,232)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................... $(10,398,339)
                                                                            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year Ended        Year Ended
                                                                            December 31, 2002 December 31, 2001
                                                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment loss.......................................................   $    (97,107)      $   (18,974)
 Net realized loss on investments..........................................    (11,106,894)         (527,832)
 Net change in unrealized appreciation (depreciation) on investments.......        805,662          (986,506)
                                                                              ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................    (10,398,339)       (1,533,312)
                                                                              ------------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income......................................             --            (2,549)
 Distributions from net realized capital gains.............................             --           (34,886)
 Tax return of capital distributions.......................................             --            (4,666)
                                                                              ------------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS.........................................             --           (42,101)
                                                                              ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [4,993,128 and 1,938,677 shares, respectively].........     24,806,716        15,173,759
 Capital stock issued in reinvestment of dividends and distributions
   [0 and 4,790 shares, respectively]......................................             --            42,101
 Capital stock repurchased [2,612,747 and 438,263 shares, respectively]....    (12,027,142)       (3,362,376)
                                                                              ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS......     12,779,574        11,853,484
                                                                              ------------       -----------
TOTAL INCREASE IN NET ASSETS...............................................      2,381,235        10,278,071
NET ASSETS:
 Beginning of year.........................................................     15,888,976         5,610,905
                                                                              ------------       -----------
 End of year...............................................................   $ 18,270,211       $15,888,976
                                                                              ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A19

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

   ASSETS
     Investments, at value (cost $609,918,796)................. $619,696,096
     Foreign currency, at value (cost $2,727,413)..............    2,796,604
     Receivable for investments sold...........................   37,929,659
     Dividends and interest receivable.........................    5,273,765
     Premium for interest rate swaps purchased.................      812,917
     Unrealized appreciation on interest rate swaps............      588,214
     Receivable for capital stock sold.........................      404,235
     Interest receivable on swap agreement.....................      276,721
     Unrealized appreciation on forward foreign currency
      contracts................................................       38,131
     Prepaid expenses..........................................        6,104
                                                                ------------
      Total assets.............................................  667,822,446
                                                                ------------
   LIABILITIES
     Payable for investments purchased.........................  160,531,145
     Investments sold short, at value (proceeds received
      $25,517,734).............................................   25,911,448
     Premium for interest rate swaps written...................    3,170,777
     Unrealized depreciation on interest rate swaps............    2,814,949
     Outstanding options written (premium received
      $1,199,750)..............................................    1,463,652
     Unrealized depreciation on forward foreign currency
      contracts................................................      986,159
     Payable to custodian......................................      513,115
     Interest payable on swap agreements.......................      311,443
     Management fee payable....................................      297,607
     Due to broker -- variation margin.........................       94,063
     Accrued expenses and other liabilities....................       34,440
     Payable for capital stock repurchased.....................       23,897
     Deferred directors' fees..................................        2,971
                                                                ------------
      Total liabilities........................................  196,155,666
                                                                ------------
   NET ASSETS.................................................. $471,666,780
                                                                ============
     Net assets were comprised of:
      Common stock, at $0.01 par value......................... $    413,502
      Paid-in capital in excess of par.........................  452,341,168
                                                                ------------
                                                                 452,754,670
     Undistributed net investment income.......................    1,837,788
     Accumulated net realized gain on investments..............    9.535,018
     Net unrealized appreciation (depreciation) on investments
      and foreign currencies...................................    7,539,304
                                                                ------------
   Net assets, December 31, 2002............................... $471,666,780
                                                                ============
   Net asset value and redemption price per share,
    $471,666,780 / 41,350,202 outstanding shares of
    common stock (authorized 80,000,000 shares)................ $      11.41
                                                                ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Interest................................................. $10,859,580
      Dividends................................................         972
                                                                -----------
                                                                 10,860,552
                                                                -----------
    EXPENSES
      Management fee...........................................   1,766,956
      Custodian's fees and expenses............................     152,000
      Shareholders' reports....................................      21,000
      Audit fee................................................      16,000
      Directors' fees..........................................      10,000
      Legal fees and expenses..................................       8,000
      Transfer agent's fees and expenses.......................       4,500
      Insurance expenses.......................................       1,500
      Miscellaneous............................................       3,582
                                                                -----------
       Total expenses..........................................   1,983,538
      Less: custodian fee credit...............................      (3,750)
                                                                -----------
       Net expenses............................................   1,979,788
                                                                -----------
    NET INVESTMENT INCOME......................................   8,880,764
                                                                -----------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments.............................................  12,009,409
       Options written.........................................  (1,861,048)
       Futures.................................................   7,541,907
       Foreign currencies......................................  (1,889,832)
       Interest rate swaps.....................................  (3,520,085)
                                                                -----------
                                                                 12,280,351
                                                                -----------
      Net change in unrealized appreciation (depreciation) on:
       Investments.............................................   9,967,096
       Options written.........................................    (268,577)
       Futures.................................................   2,563,187
       Foreign currencies......................................  (2,237,174)
       Interest rate swaps.....................................  (2,187,298)
                                                                -----------
                                                                  7,837,234
                                                                -----------
    NET GAIN ON INVESTMENTS AND FOREIGN
    CURRENCIES.................................................  20,117,585
                                                                -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................. $28,998,349
                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended        Year Ended
                                                   December 31, 2002 December 31, 2001
                                                   ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income............................   $  8,880,764      $  2,128,246
 Net realized gain on investments and foreign
   currencies.....................................     12,280,351         1,832,773
 Net change in unrealized appreciation
   (depreciation) on investments and foreign
   currencies.....................................      7,837,234          (477,987)
                                                     ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................     28,998,349         3,483,032
                                                     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.............     (8,915,477)       (2,230,696)
 Distributions from net realized capital gains....         (7,146)       (2,700,261)
                                                     ------------      ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS.................     (8,922,623)       (4,930,957)
                                                     ------------      ------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [30,861,573 and 13,652,270
   shares, respectively]..........................    340,380,452       148,122,391
 Capital stock issued in reinvestment of
   dividends and distributions [802,991 and
   462,472 shares, respectively]..................      8,922,623         4,930,957
 Capital stock repurchased [4,044,791 and
   1,414,001 shares, respectively]................    (44,686,394)      (15,343,219)
                                                     ------------      ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 CAPITAL STOCK TRANSACTIONS.......................    304,616,681       137,710,129
                                                     ------------      ------------
TOTAL INCREASE IN NET ASSETS......................    324,692,407       136,262,204
NET ASSETS:
 Beginning of year................................    146,974,373        10,712,169
                                                     ------------      ------------
 End of year(a)...................................   $471,666,780      $146,974,373
                                                     ============      ============
 (a) Includes undistributed net investment income
   of:............................................   $  1,837,788      $     73,473
                                                     ------------      ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A20

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value (cost $51,649,612)................ $ 51,469,915
      Receivable for investments sold.........................      612,207
      Receivable for capital stock sold.......................       71,524
      Dividends and interest receivable.......................        9,652
      Prepaid expenses........................................          461
      Due from manager........................................          133
                                                               ------------
       Total assets...........................................   52,163,892
                                                               ------------
    LIABILITIES

      Payable for investments purchased.......................      879,048
      Accrued expenses and other liabilities..................       51,716
      Payable for capital stock repurchased...................          874
      Distribution fee payable................................           52
      Administration fee payable..............................           31
                                                               ------------
       Total liabilities......................................      931,721
                                                               ------------
    NET ASSETS................................................ $ 51,232,171
                                                               ============
      Net assets were comprised of:
       Common stock, at $0.01 par value....................... $    109,562
       Paid-in capital in excess of par.......................   67,429,490
                                                               ------------
                                                                 67,539,052
      Accumulated net realized loss on investments............  (16,127,184)
      Net unrealized depreciation on investments..............     (179,697)
                                                               ------------
      Net assets, December 31, 2002........................... $ 51,232,171
                                                               ============
    Class I:
    Net asset value and redemption price per share,
     $50,994,774 / 10,905,106 outstanding shares of common
     stock (authorized 80,000,000 shares)..................... $       4.68
                                                               ============
    Class II:
    Net asset value and redemption price per share, $237,397 /
     51,055 outstanding shares of common stock (authorized
     20,000,000 shares)....................................... $       4.65
                                                               ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $3,010 foreign withholding tax)....... $    170,646
                                                               ------------
    EXPENSES
      Management fee..........................................      247,577
      Distribution fee--Class II..............................          654
      Administration fee--Class II............................          393
      Custodian's fees and expenses...........................       91,000
      Shareholders' reports...................................       21,000
      Audit fee...............................................       12,000
      Directors' fees.........................................       12,000
      Legal fees and expenses.................................       10,000
      Transfer agent's fees and expenses......................        4,500
      Commitment fee on syndicated credit agreement...........        1,000
      Miscellaneous...........................................        3,514
                                                               ------------
       Total expenses.........................................      403,638
      Less: custodian fee credit..............................         (341)
         expense subsidy......................................      (31,224)
                                                               ------------
       Net expenses...........................................      372,073
                                                               ------------
    NET INVESTMENT LOSS.......................................     (201,427)
                                                               ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES
      Net realized gain (loss) on:
       Investments............................................  (12,823,892)
       Foreign currencies.....................................        1,169
       Options written........................................        7,742
                                                               ------------
                                                                (12,814,981)
                                                               ------------
      Net change in unrealized appreciation (depreciation) on
       investments............................................   (1,640,738)
                                                               ------------
    NET LOSS ON INVESTMENTS...................................  (14,455,719)
                                                               ------------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(14,657,146)
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended        Year Ended
                                                                                              December 31, 2002 December 31, 2001
                                                                                              ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss........................................................................   $   (201,427)      $   (55,985)
  Net realized loss on investments...........................................................    (12,814,981)       (2,939,101)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies.     (1,640,738)        1,753,627
                                                                                                ------------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................    (14,657,146)       (1,241,459)
                                                                                                ------------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [8,274,153 and 4,539,548 shares, respectively]..........................     43,940,152        31,588,579
  Capital stock repurchased [1,871,780 and 745,512 shares, respectively].....................     (9,411,936)       (5,353,501)
                                                                                                ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................     34,528,216        26,235,078
                                                                                                ------------       -----------
TOTAL INCREASE IN NET ASSETS.................................................................     19,871,070        24,993,619
NET ASSETS:
  Beginning of year..........................................................................     31,361,101         6,367,482
                                                                                                ------------       -----------
  End of year................................................................................   $ 51,232,171       $31,361,101
                                                                                                ============       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A21

                        ---------------------------------
                        SP SMALL/MID CAP VALUE PORTFOLIO
                        ---------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

      ASSETS
        Investments, at value (cost $107,122,250)........... $ 99,687,888
        Cash................................................       58,984
        Receivable for investments sold.....................    1,474,846
        Receivable for capital stock sold...................      489,069
        Dividends and interest receivable...................       87,374
        Prepaid expenses....................................          970
                                                             ------------
         Total assets.......................................  101,799,131
                                                             ------------
      LIABILITIES
        Payable for investments purchased...................    2,500,134
        Management fee payable..............................       59,392
        Accrued expenses and other liabilities..............       42,873
        Deferred directors' fees............................        2,714
        Payable for capital stock repurchased...............          460
                                                             ------------
         Total liabilities..................................    2,605,573
                                                             ------------
      NET ASSETS............................................ $ 99,193,558
                                                             ============
        Net assets were comprised of:
         Common stock, at $0.01 par value................... $    102,515
         Paid-in capital in excess of par...................  112,228,519
                                                             ------------
                                                              112,331,034
        Undistributed net investment income.................       37,628
        Accumulated net realized loss on investments........   (5,740,742)
        Net unrealized depreciation on investments..........   (7,434,362)
                                                             ------------
        Net assets, December 31, 2002....................... $ 99,193,558
                                                             ============
      Class I:
      Net asset value and redemption price per share,
       $99,193,558 / 10,251,511 outstanding shares of common
       stock (authorized 80,000,000 shares)................. $       9.68
                                                             ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

     INVESTMENT INCOME
      Dividends (net of $1,388 foreign withholding tax)..... $  1,315,773
      Interest..............................................       30,364
                                                             ------------
                                                                1,346,137
                                                             ------------
     EXPENSES
      Management fee........................................      696,651
      Custodian's fees and expenses.........................      107,000
      Shareholders' reports.................................       12,000
      Audit fee.............................................       11,000
      Directors' fees.......................................       11,000
      Legal fees and expenses...............................        6,500
      Transfer agent's fees and expenses....................        4,500
      Commitment fee on syndicated credit agreement.........        1,300
      Miscellaneous.........................................        3,611
                                                             ------------
        Total expenses......................................      853,562
      Less: custodian fee credit............................         (843)
          expense subsidy...................................      (40,774)
                                                             ------------
        Net expenses........................................      811,945
                                                             ------------
     NET INVESTMENT INCOME..................................      534,192
                                                             ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain (loss) on:
        Investments.........................................   (5,301,628)
        Futures.............................................       78,117
                                                             ------------
                                                               (5,223,511)
                                                             ------------
      Net change in unrealized depreciation on:
        Investments.........................................   (9,923,584)
        Futures.............................................      (26,983)
                                                             ------------
                                                               (9,950,567)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (15,174,078)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS... $(14,639,886)
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year Ended        Year Ended
                                                                         December 31, 2002 December 31, 2001
                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income..................................................   $    534,192       $   227,480
 Net realized loss on investments.......................................     (5,223,511)         (461,686)
 Net change in unrealized appreciation (depreciation) on investments....     (9,950,567)        1,955,273
                                                                           ------------       -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    (14,639,886)        1,721,067
                                                                           ------------       -----------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income...................................       (463,177)         (248,999)
 Tax return of capital distributions....................................             --            (3,372)
                                                                           ------------       -----------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................       (463,177)         (252,371)
                                                                           ------------       -----------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [7,737,279 and 4,022,127 shares, respectively]......     84,398,594        44,147,863
 Capital stock issued in reinvestment of dividends and
   distributions [47,701 and 23,249 shares, respectively]...............        463,177           252,371
 Capital stock repurchased [1,709,203 and 421,366 shares, respectively].    (18,014,772)       (4,562,378)
                                                                           ------------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...     66,846,999        39,837,856
                                                                           ------------       -----------
TOTAL INCREASE IN NET ASSETS............................................     51,743,936        41,306,552
NET ASSETS:
 Beginning of year......................................................     47,449,622         6,143,070
                                                                           ------------       -----------
 End of year(a).........................................................   $ 99,193,558       $47,449,622
                                                                           ============       ===========
 (a) Includes undistributed net investment income of:...................   $     37,628       $        --
                                                                           ------------       -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A22

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

       ASSETS
         Investments, at value (cost $18,596,605)........... $17,330,476
         Cash...............................................       8,579
         Receivable for capital stock sold..................      33,739
         Dividends and interest receivable..................       8,886
         Due from manager...................................       4,275
         Prepaid expenses...................................         148
                                                             -----------
          Total assets......................................  17,386,103
                                                             -----------
       LIABILITIES
         Accrued expenses and other liabilities.............      36,237
         Deferred directors' fees...........................       2,476
         Distribution fee payable...........................       1,430
         Administration fee payable.........................         858
         Withholding tax payable............................         304
         Payable for capital stock repurchased..............         285
                                                             -----------
          Total liabilities.................................      41,590
                                                             -----------
       NET ASSETS........................................... $17,344,513
                                                             ===========
         Net assets were comprised of:
          Common stock, at $0.01 par value.................. $    34,594
          Paid-in capital in excess of par..................  23,648,848
                                                             -----------
                                                              23,683,442
         Accumulated net realized loss on investments.......  (5,072,800)
         Net unrealized depreciation on investments.........  (1,266,129)
                                                             -----------
         Net assets, December 31, 2002...................... $17,344,513
                                                             ===========
       Class I:
       Net asset value and redemption price per share,
        $10,768,785 / 2,141,265 outstanding shares of common
        stock (authorized 80,000,000 shares)................ $      5.03
                                                             ===========
       Class II:
       Net asset value and redemption price per share,
        $6,575,728/1,318,119 outstanding shares of common
        stock (authorized 20,000,000 shares)................ $      4.99
                                                             ===========

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

    INVESTMENT INCOME
      Dividends (net of $852 foreign withholding tax)......... $    88,991
      Interest................................................       5,894
                                                               -----------
                                                                    94,885
                                                               -----------
    EXPENSES
      Management fee..........................................     120,263
      Distribution fee -- Class II............................       9,695
      Administration fee -- Class II..........................       5,817
      Custodian's fees and expenses...........................      96,000
      Shareholders' reports...................................      13,000
      Audit fee...............................................      10,000
      Directors' fees and expenses............................      10,000
      Legal fees and expenses.................................       7,500
      Transfer agent's fees and expenses......................       3,300
      Commitment fee on syndicated credit agreement...........         700
      Miscellaneous...........................................       2,736
                                                               -----------
       Total expenses.........................................     279,011
      Less: custodian fee credit..............................        (322)
         expense subsidy......................................    (128,510)
                                                               -----------
       Net expenses...........................................     150,179
                                                               -----------
    NET INVESTMENT LOSS.......................................     (55,294)
                                                               -----------
    NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
      Net realized loss on investments........................  (2,328,260)
      Net change in unrealized appreciation (depreciation) on
       investments............................................  (1,369,727)
                                                               -----------
    NET LOSS ON INVESTMENTS...................................  (3,697,987)
                                                               -----------
    NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS................................................ $(3,753,281)
                                                               ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended        Year Ended
                                                                                      December 31, 2002 December 31, 2001
                                                                                      ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss................................................................    $   (55,294)      $   (15,093)
  Net realized loss on investments...................................................     (2,328,260)       (2,459,920)
  Net change in unrealized appreciation (depreciation) on investments................     (1,369,727)        1,029,005
                                                                                         -----------       -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................     (3,753,281)       (1,446,008)
                                                                                         -----------       -----------
DIVIDENDS:
  Dividends from net investment income...............................................
  Class I............................................................................             --            (2,385)
  Class II...........................................................................             --                (1)
                                                                                         -----------       -----------
 TOTAL DIVIDENDS.....................................................................             --            (2,386)
                                                                                         -----------       -----------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [3,165,201 and 1,391,341 shares, respectively]..................     17,595,192         9,675,982
  Capital stock issued in reinvestment of dividends [0 and 311 shares, respectively].             --             2,386
  Capital stock repurchased [1,140,272 and 693,687 shares, respectively].............     (6,137,311)       (4,441,070)
                                                                                         -----------       -----------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS................     11,457,881         5,237,298
                                                                                         -----------       -----------
TOTAL INCREASE IN NET ASSETS.........................................................      7,704,600         3,788,904
NET ASSETS:
  Beginning of year..................................................................      9,639,913         5,851,009
                                                                                         -----------       -----------
  End of year........................................................................    $17,344,513       $ 9,639,913
                                                                                         ===========       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A23

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $165,282,478 (cost $2,423,290,594)................... $2,520,814,676
      Dividends and interest receivable.....................      3,658,754
      Receivable for investments sold.......................      1,679,105
      Receivable for capital stock sold.....................         93,651
      Due from broker -- variation margin...................         74,150
      Prepaid expenses......................................         30,193
                                                             --------------
       Total assets.........................................  2,526,350,529
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................    171,489,419
      Payable for capital stock repurchased.................        956,579
      Accrued expenses and other liabilities................        733,981
      Management fee payable................................        716,719
      Securities lending rebate payable.....................        190,036
      Payable to securities lending agent...................         12,758
                                                             --------------
       Total liabilities....................................    174,099,492
                                                             --------------
    NET ASSETS.............................................. $2,352,251,037
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $      976,571
       Paid-in capital in excess of par.....................  2,170,096,382
                                                             --------------
                                                              2,171,072,953
      Undistributed net investment income...................      1,948,808
      Accumulated net realized gain on investments..........     82,743,144
      Net unrealized appreciation on investments............     96,486,132
                                                             --------------
      Net assets, December 31, 2002......................... $2,352,251,037
                                                             ==============
    Net asset value and redemption price per share,
     $2,352,251,037 / 97,657,072 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        24.09
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $140,009 foreign withholding tax)...... $  45,350,911
     Interest.................................................        88,024
     Income from securities lending, net......................       604,345
                                                               -------------
                                                                  46,043,280
                                                               -------------
   EXPENSES
     Management fee...........................................     9,922,603
     Custodian's fees and expenses............................       342,000
     Shareholders' reports....................................       150,000
     Audit fee................................................        60,000
     Insurance expenses.......................................        35,000
     Directors' fees..........................................        32,000
     Legal fees and expenses..................................        25,000
     Transfer agent's fees and expenses.......................         5,700
     Commitment fee on syndicated credit agreement............         4,500
     Miscellaneous............................................         7,807
                                                               -------------
      Total expenses..........................................    10,584,610
     Less: custodian fee credit...............................        (1,372)
                                                               -------------
      Net expenses............................................    10,583,238
                                                               -------------
   NET INVESTMENT INCOME......................................    35,460,042
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
     Net realized gain (loss) on:
      Investments.............................................    98,271,411
      Futures.................................................   (14,390,578)
                                                               -------------
                                                                  83,880,833
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (850,587,386)
      Futures.................................................    (1,704,480)
                                                               -------------
                                                                (852,291,866)
                                                               -------------
   NET LOSS ON INVESTMENTS....................................  (768,411,033)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(732,950,991)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2002 December 31, 2001
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income................................................  $    35,460,042   $   36,999,564
 Net realized gain on investments.....................................       83,880,833      207,912,942
 Net change in unrealized appreciation (depreciation) on investments..     (852,291,866)    (747,393,799)
                                                                        ---------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................     (732,950,991)    (502,481,293)
                                                                        ---------------   --------------
DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income.................................      (34,435,873)     (36,074,925)
 Distributions from net realized capital gains........................      (23,877,334)    (200,503,213)
                                                                        ---------------   --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................      (58,313,207)    (236,578,138)
                                                                        ---------------   --------------
CAPITAL STOCK TRANSACTIONS:
 Capital stock sold [10,311,525 and 8,930,279 shares, respectively]...      293,101,021      312,414,047
 Capital stock issued in reinvestment of dividends and distributions
   [2,190,809 and 7,492,056 shares, respectively].....................       58,313,207      236,578,137
 Capital stock repurchased [22,105,878 and 17,449,772 shares,
   respectively]......................................................     (601,988,288)    (601,877,232)
                                                                        ---------------   --------------
 NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.     (250,574,060)     (52,885,048)
                                                                        ---------------   --------------
TOTAL DECREASE IN NET ASSETS..........................................   (1,041,838,258)    (791,944,479)
NET ASSETS:
 Beginning of year....................................................    3,394,089,295    4,186,033,774
                                                                        ---------------   --------------
 End of year (a)......................................................  $ 2,352,251,037   $3,394,089,295
                                                                        ===============   ==============
 (a) Includes undistributed net investment income of:.................  $     1,948,808   $      924,639
                                                                        ---------------   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A24

                                ----------------
                                VALUE PORTFOLIO
                                ----------------



STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

    ASSETS
      Investments, at value including securities on loan of
       $65,595,643 (cost $1,450,818,027).................... $1,351,775,378
      Receivable for capital stock sold.....................      3,992,953
      Dividends and interest receivable.....................      1,986,227
      Prepaid expenses......................................         16,497
                                                             --------------
       Total assets.........................................  1,357,771,055
                                                             --------------
    LIABILITIES
      Collateral for securities on loan.....................     68,135,407
      Payable for investments purchased.....................     40,179,975
      Payable for capital stock repurchased.................        479,060
      Accrued expenses and other liabilities................        290,540
      Payable to securities lending agent...................         18,541
      Securities lending rebate payable.....................         80,544
      Management fee payable................................         20,146
      Distribution fee payable..............................            360
      Administration fee payable............................            216
                                                             --------------
       Total liabilities....................................    109,204,789
                                                             --------------
    NET ASSETS.............................................. $1,248,566,266
                                                             ==============
      Net assets were comprised of:
       Common stock, at $0.01 par value..................... $      908,157
       Paid-in capital in excess of par.....................  1,570,099,038
                                                             --------------
                                                              1,571,007,195
      Undistributed net investment income...................        834,849
      Accumulated net realized loss on investments..........   (224,233,129)
      Net unrealized depreciation on investments............    (99,042,649)
                                                             --------------
      Net assets, December 31, 2002......................... $1,248,566,266
                                                             ==============
    Class I:
    Net asset value and redemption price per share
     $1,247,021,356 / 90,703,287 outstanding shares of
     common stock (authorized 340,000,000 shares)........... $        13.75
                                                             ==============
    Class II:
    Net asset value and redemption price per share,
     $1,544,910 / 112,395 outstanding shares of common
     stock (authorized 10,000,000 shares)................... $        13.75
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2002

   INVESTMENT INCOME
     Dividends (net of $38,993 foreign withholding tax)....... $  27,001,078
     Interest.................................................       185,317
     Income from securities lending, net......................       261,610
                                                               -------------
                                                                  27,448,005
                                                               -------------
   EXPENSES
     Management fee...........................................     6,045,228
     Distribution fee -- Class II.............................         3,792
     Administration fee -- Class II...........................         2,275
     Custodian's fees and expenses............................       189,000
     Shareholders' reports....................................       150,000
     Audit fee................................................        47,000
     Directors' fees..........................................        24,000
     Legal fees and expenses..................................        18,500
     Insurance expenses.......................................        18,000
     Commitment fee on syndicated credit agreement............        17,000
     Transfer agent's fees and expenses.......................         5,500
     Miscellaneous............................................           485
                                                               -------------
      Total expenses..........................................     6,520,780
     Less: custodian fee credit...............................        (7,399)
                                                               -------------
      Net expenses............................................     6,513,381
                                                               -------------
   NET INVESTMENT INCOME......................................    20,934,624
                                                               -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES
     Net realized gain (loss) on:
      Investments.............................................  (219,806,342)
      Foreign currencies......................................         2,224
                                                               -------------
                                                                (219,804,118)
                                                               -------------
     Net change in unrealized appreciation (depreciation) on:
      Investments.............................................  (186,200,218)
      Foreign currencies......................................            94
                                                               -------------
                                                                (186,200,124)
                                                               -------------
   NET LOSS ON INVESTMENTS AND FOREIGN
   CURRENCIES.................................................  (406,004,242)
                                                               -------------
   NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................. $(385,069,618)
                                                               =============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                         December 31, 2002
                                                                                                         -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................................  $   20,934,624
  Net realized gain (loss) on investments and foreign currencies........................................    (219,804,118)
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies............    (186,200,124)
                                                                                                          --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................    (385,069,618)
                                                                                                          --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................................
   Class I..............................................................................................     (20,321,246)
   Class II.............................................................................................         (19,706)
                                                                                                          --------------
                                                                                                             (20,340,952)
                                                                                                          --------------
  Distributions from net realized capital gains.........................................................
   Class I..............................................................................................              --
   Class II.............................................................................................              --
                                                                                                          --------------
                                                                                                                      --
                                                                                                          --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................................     (20,340,952)
                                                                                                          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [11,993,803 and 13,808,686 shares, respectively]...................................     190,666,422
  Capital stock issued in reinvestment of dividends and distributions [1,472,190 and 11,001,143 shares,
   respectively]........................................................................................      20,340,952
  Capital stock repurchased [23,263,374 and 20,742,406 shares, respectively]............................    (359,497,771)
                                                                                                          --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................    (148,490,397)
                                                                                                          --------------
TOTAL DECREASE IN NET ASSETS............................................................................    (553,900,967)
NET ASSETS:
  Beginning of year.....................................................................................   1,802,467,233
                                                                                                          --------------
  End of year (a).......................................................................................  $1,248,566,266
                                                                                                          ==============
  (a) Includes undistributed net investment income of:..................................................  $      834,849
                                                                                                          --------------

                                                                                                            Year Ended
                                                                                                         December 31, 2001
                                                                                                         -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.................................................................................  $   24,834,403
  Net realized gain (loss) on investments and foreign currencies........................................      80,776,409
  Net change in unrealized appreciation (depreciation) on investments and foreign currencies............    (148,188,635)
                                                                                                          --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................     (42,577,823)
                                                                                                          --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income..................................................................
   Class I..............................................................................................     (29,317,402)
   Class II.............................................................................................          (3,560)
                                                                                                          --------------
                                                                                                             (29,320,962)
                                                                                                          --------------
  Distributions from net realized capital gains.........................................................
   Class I..............................................................................................    (172,627,671)
   Class II.............................................................................................         (44,437)
                                                                                                          --------------
                                                                                                            (172,672,108)
                                                                                                          --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................................    (201,993,070)
                                                                                                          --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [11,993,803 and 13,808,686 shares, respectively]...................................     264,012,082
  Capital stock issued in reinvestment of dividends and distributions [1,472,190 and 11,001,143 shares,
   respectively]........................................................................................     201,993,070
  Capital stock repurchased [23,263,374 and 20,742,406 shares, respectively]............................    (394,301,987)
                                                                                                          --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........................      71,703,165
                                                                                                          --------------
TOTAL DECREASE IN NET ASSETS............................................................................    (172,867,728)
NET ASSETS:
  Beginning of year.....................................................................................   1,975,334,961
                                                                                                          --------------
  End of year (a).......................................................................................  $1,802,467,233
                                                                                                          ==============
  (a) Includes undistributed net investment income of:..................................................  $      238,953
                                                                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A25

                           ---------------------------
                           DIVERSIFIED BOND PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 94.3%                                       (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS -- 93.9%                                             ----------- -------- -------- --------- --------------
Aerospace -- 1.2%
  Goodrich Corp.....................................................    Baa3       7.625% 12/15/12  $ 5,000  $    5,162,865
  Raytheon Co.......................................................    Baa3        4.50% 11/15/07    2,700       2,743,446
  Raytheon Co.......................................................    Baa3        7.90% 03/01/03    6,450       6,493,705
  Raytheon Co.......................................................    Baa3        8.30% 03/01/10    1,900       2,258,422
                                                                                                             --------------
                                                                                                                 16,658,438
                                                                                                             --------------
Airlines -- 0.3%
  Continental Airlines, Inc., Series 2000-1, Class A-1..............    Baa1       8.048% 11/01/20    4,149       3,644,831
                                                                                                             --------------
Asset Backed Securities -- 3.8%
  Citibank Credit Card Master Trust, Series 1996-3..................    Aaa         6.10% 05/15/08   12,500      13,773,386
  Illinois Power Special Purpose Trust, Series 1998-1, Class A5.....    Aaa         5.38% 06/25/07   15,000      15,773,035
  Lehman Brothers, Inc., TRAINS HY-1-2002(f)........................     B1        8.369% 02/01/12    6,750       6,516,517
  MBNA Master Credit Card Trust II, Series 99-J.....................    Aaa         7.00% 02/15/12   14,300      16,430,689
                                                                                                             --------------
                                                                                                                 52,493,627
                                                                                                             --------------
Auto/Equipment Rental -- 0.1%
  Hertz Corp........................................................    Baa2        8.25% 06/01/05      750         762,067
                                                                                                             --------------
Automobiles & Trucks -- 0.4%
  Lear Corp.........................................................    Ba1         7.96% 05/15/05    3,040       3,119,800
  TRW, Inc..........................................................    Baa3       7.125% 06/01/09    1,850       2,068,278
                                                                                                             --------------
                                                                                                                  5,188,078
                                                                                                             --------------
Banks and Savings & Loans -- 3.4%
  Bank United Corp..................................................    Baa1       8.875% 05/01/07    4,000       4,705,432
  Cho Hung Bank(a)..................................................    Baa3       11.50% 04/01/10    1,335       1,534,257
  Cho Hung Bank(a)..................................................    Baa3      11.875% 04/01/10    3,250       3,742,716
  Citigroup, Inc.(b)................................................    Aa2        6.625% 06/15/32    2,850       3,111,425
  Citigroup, Inc.(b)................................................    Aa2         7.25% 10/01/10    2,000       2,321,738
  Hanvit Bank.......................................................    Baa3       12.75% 03/01/10    1,350       1,571,666
  HSBC Holdings PLC, (United Kingdom)(b)............................     A1         5.25% 12/12/12    3,100       3,177,435
  KBC Bank Funding Trust III(b).....................................     A2         9.86% 11/29/49    5,000       6,074,820
  Korea Exchange Bank...............................................    Baa3       13.75% 06/30/10    1,915       2,288,425
  PNC Funding Corp..................................................     A3         7.50% 11/01/09    1,090       1,257,677
  Popular North America, Inc.(g)....................................     A3        3.425% 10/15/03    5,000       5,037,310
  Washington Mutual, Inc............................................     A3         7.50% 08/15/06   10,000      11,244,610
                                                                                                             --------------
                                                                                                                 46,067,511
                                                                                                             --------------
Building & Construction -- 0.2%
  Cemex SA..........................................................    Ba1        9.625% 10/01/09    2,400       2,700,000
                                                                                                             --------------
Cable & Pay Television Systems -- 1.4%
  Charter Communication Holdings LLC................................     B3        8.625% 04/01/09      250         113,750
  Clear Channel Communications, Inc.................................    Baa3        7.25% 09/15/03    1,700       1,734,308
  Cox Communications, Inc.(b).......................................    Baa2       7.125% 10/01/12    3,500       3,887,569
  CSC Holdings, Inc.................................................     B1         7.25% 07/15/08    3,000       2,793,750
  Rogers Cablesystems, Inc., (Canada)...............................    Baa3       10.00% 03/15/05    3,500       3,605,000
  TCI-Communications, Inc...........................................    Baa3      10.125% 04/15/22    6,300       7,234,340
                                                                                                             --------------
                                                                                                                 19,368,717
                                                                                                             --------------
Chemicals -- 0.3%
  Dow Chemical Co...................................................     A3         5.75% 12/15/08    1,500       1,565,235
  Dow Chemical Co...................................................     A3         5.75% 11/15/09    2,500       2,586,465
  IMC Global, Inc...................................................    Ba2       10.875% 06/01/08      400         434,000
                                                                                                             --------------
                                                                                                                  4,585,700
                                                                                                             --------------
Collateralized Mortgage Obligations -- 1.4%
  Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4.    Aaa         4.98% 11/15/34   13,500      13,805,662
  Washington Mutual, Series 2002-AR15, Class A5.....................    Aaa         4.38% 12/25/32    5,400       5,427,377
                                                                                                             --------------
                                                                                                                 19,233,039
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount     Value
                                                                       (Unaudited)   Rate     Date     (000)    (Note 2)
LONG-TERM BONDS (Continued)                                            ----------- -------- -------- --------- -----------
Commercial Mortgage Backed Securities -- 2.7%
  Chase Commercial Mortgage Securities Corp., Series 1997-1...........    AAA(e)      7.37% 02/19/07   5,191   $ 5,867,978
  GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2.      Aaa       4.93% 07/10/39   8,500     8,699,219
  Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3....      Aaa       7.36% 02/23/34   2,530     2,929,823
  PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1.............      Aaa       5.91% 03/12/34   7,820     8,466,448
  PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B...........    AAA(e)      7.33% 12/10/32   9,300    10,867,137
                                                                                                               -----------
                                                                                                                36,830,605
                                                                                                               -----------
Commercial Services -- 0.2%
  Equifax, Inc........................................................     Baa1       4.95% 11/01/07   1,340     1,363,446
  USA Interactive.....................................................     Baa3       7.00% 01/15/13   2,000     2,068,048
                                                                                                               -----------
                                                                                                                 3,431,494
                                                                                                               -----------
Computers -- 0.5%
  Computer Sciences Corp..............................................      A2        6.75% 06/15/06     495       536,443
  Hewlett-Packard Co..................................................      A3        7.15% 06/15/05     400       439,644
  International Business Machines Corp................................      A1        4.75% 11/29/12     930       933,600
  International Business Machines Corp................................      A1       5.875% 11/29/32   3,500     3,463,254
  Unisys Corp.(b).....................................................      Ba1      8.125% 06/01/06   1,650     1,720,125
                                                                                                               -----------
                                                                                                                 7,093,066
                                                                                                               -----------
Containers & Packaging -- 0.9%
  Pactiv Corp.........................................................     Baa2       7.20% 12/15/05   2,450     2,705,243
  Pactiv Corp.........................................................     Baa2       7.95% 12/15/25   1,575     1,836,883
  Pactiv Corp.........................................................     Baa2      8.125% 06/15/17   2,360     2,696,423
  Sealed Air Corp.....................................................     Baa3       8.75% 07/01/08   1,750     1,922,911
  Silgan Holdings, Inc................................................      B1        9.00% 06/01/09   2,715     2,830,387
                                                                                                               -----------
                                                                                                                11,991,847
                                                                                                               -----------
Diversified Operations -- 0.2%
  Bombardier, Inc., (Canada)(b).......................................      A3        6.75% 05/01/12   3,200     2,848,000
                                                                                                               -----------
Drugs & Medical Supplies -- 0.7%
  Pharmacia Corp......................................................      A1        6.50% 12/01/18   1,015     1,115,606
  Quest Diagnostics, Inc..............................................     Baa3       7.50% 07/12/11   5,000     5,716,575
  Wyeth...............................................................      A3       5.875% 03/15/04   2,200     2,287,005
                                                                                                               -----------
                                                                                                                 9,119,186
                                                                                                               -----------
Financial Services -- 5.2%
  Calair Capital Corp.................................................      Ba2      8.125% 04/01/08     530       238,500
  Capital One Bank....................................................     Baa2       6.50% 07/30/04     500       488,996
  Capital One Bank....................................................     Baa2      6.875% 02/01/06     400       386,981
  CIT Group, Inc......................................................      A2        5.50% 11/30/07   1,600     1,635,806
  Ford Motor Credit Co................................................      A3       6.875% 02/01/06   1,900     1,903,329
  Ford Motor Credit Co................................................      A3        7.75% 03/15/05  11,000    11,293,986
  Ford Motor Credit Co.(b)............................................      A3       7.875% 06/15/10   3,100     3,119,418
  General Electric Capital Corp.......................................      Aaa       5.45% 01/15/13   4,700     4,882,059
  General Electric Capital Corp.......................................      Aaa       6.75% 03/15/32   5,000     5,527,950
  General Motors Acceptance Corp......................................      A2        5.75% 11/10/03   7,950     8,081,763
  General Motors Acceptance Corp......................................      A2        6.15% 04/05/07   3,710     3,774,562
  General Motors Acceptance Corp......................................      A2       6.875% 09/15/11   7,570     7,549,258
  Household Finance Corp..............................................      A2        5.75% 01/30/07   1,000     1,046,615
  Household Finance Corp..............................................      A2       6.375% 11/27/12   2,000     2,087,864
  Household Finance Corp..............................................      A2        6.75% 05/15/11     550       586,404
  Household Finance Corp..............................................      A2        7.00% 05/15/12   1,775     1,944,138
  Nisource Finance Corp.(b)...........................................     Baa3       5.75% 04/15/03   6,750     6,732,234
  Nisource Finance Corp...............................................     Baa3      7.875% 11/15/10   3,000     3,297,081
  Pemex Finance, Ltd..................................................     Baa1       9.14% 08/15/04   4,792     5,087,902
  Unilever Capital Corp...............................................      A1        5.90% 11/15/32   2,000     2,045,868
                                                                                                               -----------
                                                                                                                71,710,714
                                                                                                               -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                   Moody's                     Principal
                                                   Rating    Interest Maturity  Amount       Value
                                                 (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)                      ----------- -------- -------- --------- --------------
Food & Beverage -- 1.0%
  ConAgra Foods, Inc............................      Baa1      6.00% 09/15/06  $ 1,600  $    1,750,805
  Kellogg Co.(b)................................      Baa2      6.00% 04/01/06    9,975      10,812,232
  Sara Lee Corp.................................       A3      6.125% 11/01/32      905         953,045
                                                                                         --------------
                                                                                             13,516,082
                                                                                         --------------
Forest Products -- 0.6%
  Boise Cascade Corp............................      Baa3      7.50% 02/01/08    5,100       5,304,255
  Weyerhaeuser Co...............................      Baa2     7.375% 03/15/32    3,000       3,253,584
                                                                                         --------------
                                                                                              8,557,839
                                                                                         --------------
Gaming -- 0.1%
  International Game Technology.................      Ba1      7.875% 05/15/04    1,895       1,970,800
                                                                                         --------------
Hospital Management -- 1.1%
  HCA, Inc......................................      Ba1      7.125% 06/01/06   10,500      11,127,239
  HCA, Inc......................................      Ba1      7.875% 02/01/11    2,000       2,192,776
  HEALTHSOUTH Corp.(b)..........................      Ba3      7.625% 06/01/12    1,345       1,109,625
  Tenet Healthcare Corp.........................      Baa3      6.50% 06/01/12      465         420,825
                                                                                         --------------
                                                                                             14,850,465
                                                                                         --------------
Industrials -- 0.6%
  Compania Sud Americana de Vapores SA, (Chile).     BBB(e)    7.375% 12/08/03    2,000       2,064,662
  Rockwell Automation, Inc......................       A3       5.20% 01/15/98    6,500       5,507,944
                                                                                         --------------
                                                                                              7,572,606
                                                                                         --------------
Insurance -- 0.5%
  Aon Corp......................................      Baa2     7.375% 12/14/12      225         234,955
  Axa, (France).................................       A2       8.60% 12/15/30      480         548,334
  Reliaster Financial Corp......................      Aa3      6.625% 09/15/03    5,000       5,153,180
  UnumProvident Corp............................      Baa3     7.625% 03/01/11      315         314,582
                                                                                         --------------
                                                                                              6,251,051
                                                                                         --------------
Investment Banks -- 0.9%
  J.P. Morgan Chase & Co........................       A2       5.75% 01/02/13    3,335       3,377,191
  Lehman Brothers Holdings, Inc.................       A2      6.625% 02/05/06    3,685       4,014,612
  Morgan Stanley................................      Aa3       7.75% 06/15/05    5,000       5,578,555
                                                                                         --------------
                                                                                             12,970,358
                                                                                         --------------
Leisure -- 1.2%
  Harrahs Operating Co., Inc....................      Ba1      7.875% 12/15/05    3,100       3,286,000
  ITT Corp......................................      Ba1       6.75% 11/15/03    9,315       9,384,862
  Park Place Entertainment Corp.................      Ba2      7.875% 12/15/05    2,450       2,492,875
  Park Place Entertainment Corp.................      Ba2      7.875% 03/15/10    1,955       1,989,213
                                                                                         --------------
                                                                                             17,152,950
                                                                                         --------------
Machinery -- 0.8%
  Ingersoll-Rand Co.............................       A3       5.80% 06/01/04   10,225      10,667,241
                                                                                         --------------
Media -- 3.7%
  AOL Time Warner, Inc..........................      Baa1     6.875% 05/01/12    3,000       3,168,312
  News America, Inc.............................      Baa3     6.703% 05/21/34   22,000      22,278,718
  Thomson Corp..................................       A3       5.75% 02/01/08    2,750       2,989,393
  Turner Broadcasting System, Inc...............      Baa1      7.40% 02/01/04   10,000      10,245,340
  United News & Media PLC, (United Kingdom).....      Baa2      7.25% 07/01/04    2,000       2,079,360
  Walt Disney Co................................      Baa1     5.875% 12/15/17    9,250       9,392,894
                                                                                         --------------
                                                                                             50,154,017
                                                                                         --------------
Oil & Gas -- 2.2%
  B.J. Services Co..............................      Baa2      7.00% 02/01/06    5,000       5,474,605
  Coastal Corp.(b)..............................      Ba2       7.50% 08/15/06    3,100       2,542,000
  Coastal Corp..................................      Ba2      7.625% 09/01/08    2,300       1,817,000
  ConocoPhillips................................       A3      6.375% 03/30/09    3,075       3,414,133
  Limestone Electron Trust......................      Ba2      8.625% 03/15/03    6,000       5,670,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B3

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                            Moody's                     Principal
                                            Rating    Interest Maturity  Amount       Value
                                          (Unaudited)   Rate     Date     (000)      (Note 2)
LONG-TERM BONDS (Continued)               ----------- -------- -------- --------- --------------
Oil & Gas (cont'd.)
  Petronas Capital, Ltd., (Malaysia).....    Baa1        7.00% 05/22/12  $ 7,300  $    7,949,503
  Tosco Corp.............................     A3         7.25% 01/01/07    1,500       1,693,882
  Valero Energy Corp.....................    Baa2        6.70% 01/15/13    1,650       1,688,422
                                                                                  --------------
                                                                                      30,249,545
                                                                                  --------------
Oil & Gas Exploration & Production -- 1.4%
  Ocean Energy, Inc......................    Baa3       7.875% 08/01/03    1,830       1,868,888
  Parker & Parsley Petroleum Co.(b)......    Ba1         8.25% 08/15/07    1,310       1,400,754
  Parker & Parsley Petroleum Co..........    Ba1        8.875% 04/15/05    2,795       2,997,948
  Petroleos Mexicanos, (Mexico)(b).......    Baa1        6.50% 02/01/05    5,000       5,293,750
  Petroleos Mexicanos, (Mexico)(b).......    Baa1        9.50% 09/15/27    5,900       6,785,000
  Transocean, Inc........................    Baa2       6.625% 04/15/11      580         638,635
                                                                                  --------------
                                                                                      18,984,975
                                                                                  --------------
Printing & Publishing -- 0.2%
  World Color Press, Inc.................    Baa2        7.75% 02/15/09    2,075       2,143,525
  World Color Press, Inc.................    Baa2       8.375% 11/15/08    1,000       1,040,931
                                                                                  --------------
                                                                                       3,184,456
                                                                                  --------------
Real Estate Investment Trust -- 1.1%
  ERP Operating LP(d)....................    Baa1        6.63% 04/13/15    3,900       4,147,053
  ERP Operating LP.......................    Baa1        7.10% 06/23/04    1,500       1,586,778
  HMH Properties, Inc.(b)................    Ba3        7.875% 08/01/05    1,970       1,940,450
  HMH Properties, Inc.(b)................    Ba3        7.875% 08/01/08    3,000       2,910,000
  Regency Centers LP.....................    Baa2        6.75% 01/15/12    4,800       5,182,863
                                                                                  --------------
                                                                                      15,767,144
                                                                                  --------------
Restaurants -- 0.2%
  Yum! Brands, Inc.......................    Ba1        8.875% 04/15/11    2,315       2,511,775
                                                                                  --------------
Retail -- 1.2%
  Federated Department Stores, Inc.......    Baa1        8.50% 06/15/03   10,200      10,458,988
  Fred Meyer, Inc........................    Baa3        7.15% 03/01/03    5,370       5,404,717
                                                                                  --------------
                                                                                      15,863,705
                                                                                  --------------
Steel & Metals -- 0.3%
  AK Steel Corp..........................     B1         7.75% 06/15/12    1,325       1,334,938
  Falconbridge, Ltd., (Canada)...........    Baa3        7.35% 06/05/12    3,000       3,107,610
                                                                                  --------------
                                                                                       4,442,548
                                                                                  --------------
Telecommunications -- 5.1%
  AT&T Corp..............................    Baa2        6.50% 03/15/13    3,850       3,862,039
  AT&T Corp..............................    Baa2        8.00% 11/15/31    7,825       8,624,973
  AT&T Wireless Services, Inc............    Baa2       8.125% 05/01/12    2,075       2,085,375
  Bell Telephone Co. Pennsylvania........    Aa3         8.35% 12/15/30    2,125       2,677,458
  CenturyTel, Inc........................    Baa2       7.875% 08/15/12    2,600       3,077,287
  Citizens Communications Co.............    Baa2       7.625% 08/15/08    3,500       3,875,074
  France Telecom SA, (France)(h).........    Baa3        9.25% 03/01/11    5,300       6,128,231
  LCI International, Inc.................    Caa1        7.25% 06/15/07    6,675       3,137,250
  PCCW-HKTC Capital, Ltd.(b).............    Baa1        7.75% 11/15/11    2,150       2,309,713
  Sprint Capital Corp....................    Baa3        5.70% 11/15/03    6,720       6,686,400
  Sprint Capital Corp....................    Baa3        6.90% 05/01/19    1,625       1,332,500
  Sprint Capital Corp....................    Baa3       7.625% 01/30/11      650         617,500
  Telecom de Puerto Rico.................    Baa1        6.65% 05/15/06    6,800       7,199,649
  Telecom de Puerto Rico.................    Baa1        6.80% 05/15/09    5,700       5,839,046
  Telefonos de Mexico SA de CV, (Mexico).     A3         8.25% 01/26/06    3,500       3,832,500
  TELUS Corp., (Canada)..................    Ba1         7.50% 06/01/07    2,410       2,337,700
  Verizon Wireless Capital, Inc.(b)......     A3        5.375% 12/15/06    5,900       6,163,647
                                                                                  --------------
                                                                                      69,786,342
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B4

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount        Value
                                            (Unaudited)   Rate         Date           (000)       (Note 2)
LONG-TERM BONDS (Continued)                 ----------- -------- ----------------- ----------- --------------
Utilities -- 7.4%
  Cinergy Corp.............................    Baa2        6.25%     09/01/04      $    11,000 $   11,376,167
  Cogentrix Energy, Inc....................     B1         8.75%     10/15/08            5,645      2,540,250
  Commonwealth Edison Co...................    Baa1       7.625%     01/15/07            7,525      8,520,542
  Consolidated Edison Co. of NY............     A1        4.875%     02/01/13            2,000      2,027,732
  Dominion Fiber Ventures LLC..............    Baa2        7.05%     03/15/05            3,800      3,705,000
  Dominion Resources, Inc..................    Baa1        6.75%     12/15/32              570        584,998
  Duke Energy Field Services...............    Baa2        7.50%     08/16/05           12,000     12,649,572
  FirstEnergy Corp.........................    Baa2        6.45%     11/15/11            4,250      4,228,083
  Hydro-Quebec.............................     A1         7.50%     04/01/16              500        624,011
  MidAmerican Energy Holdings Co...........    Baa3        6.96%     09/15/03            8,000      8,184,472
  MidAmerican Energy Holdings Co...........    Baa3        7.23%     09/15/05            5,000      5,381,230
  Mirant Americas Generation...............    Ba3        9.125%     05/01/31            2,335      1,039,075
  Niagara Mohawk Power.....................    Baa2       6.875%     04/01/03            4,000      4,041,616
  Niagara Mohawk Power.....................    Baa2       7.375%     08/01/03            8,000      8,227,728
  Niagara Mohawk Power.....................    Baa2        8.00%     06/01/04            5,000      5,370,640
  Northern States Power Co.................     A3         8.00%     08/28/12            2,800      3,174,139
  Pinnacle Partners LP.....................    Ba2         8.83%     08/15/04           18,035     16,952,900
  PSE&G Power LLC..........................    Baa1        6.95%     06/01/12            1,500      1,523,002
  Southern California Edison Co............    Ba3        6.375%     01/15/06            1,250      1,156,250
                                                                                               --------------
                                                                                                  101,307,407
                                                                                               --------------
Waste Management -- 0.4%
  Waste Management, Inc....................    Ba1         7.00%     10/01/04            1,600      1,675,065
  Waste Management, Inc....................    Ba1        7.125%     10/01/07            1,550      1,691,988
  Waste Management, Inc....................    Ba1         7.75%     05/15/32            2,500      2,686,010
                                                                                               --------------
                                                                                                    6,053,063
                                                                                               --------------
Foreign Government Bonds -- 4.4%
  Federal Republic of Brazil, (Brazil).....     B2         8.00%     04/15/14            1,821      1,197,475
  Fideicomiso Petacalco-Topolo, (Mexico)...    Baa2       10.16%     12/23/09            2,800      3,094,000
  Government of Canada, (Canada)...........   AAA(e)       4.50%     09/01/07       CAD 23,045     14,915,179
  Government of New Zealand, (New Zealand).    Aaa         6.50%     04/15/13       NZD 29,977     16,149,897
  Republic of Colombia, (Colombia).........    Ba2        10.75%     01/15/13      $     3,018      3,123,630
  Republic of Croatia, (Croatia)(g)........    Baa3        2.68%     07/31/06            2,258      2,241,079
  Republic of El Salvador, (El Salvador)...    Baa3        7.76%     01/24/23            1,700      1,691,500
  Republic of Philippines, (Philippines)...    Ba1        9.875%     01/15/19              542        536,580
  Russian Federation, (Russia).............    Ba2         8.25%     03/31/10            5,100      5,393,250
  United Mexican States, (Mexico)..........    Baa2       8.375%     01/14/11            5,400      6,102,000
  United Mexican States, (Mexico)(b).......    Baa2      10.375%     02/17/09            4,500      5,541,750
                                                                                               --------------
                                                                                                   59,986,340
                                                                                               --------------
U.S. Government and Agency Obligations -- 3.8%
  Federal National Mortgage Association....               6.625%     10/15/07            4,240      4,908,478
  Federal National Mortgage Association....                7.25%     05/15/30            2,280      2,868,060
  United States Inflation Index Bond.......               3.375%     01/15/07           18,914     20,483,766
  United States Treasury Bond..............                9.25%     02/15/16            2,125      3,167,412
  United States Treasury Bond(b)...........               11.25%     02/15/15            1,850      3,080,901
  United States Treasury Strip(b)..........                 Zero     05/15/17            3,715      1,826,870
  United States Treasury Strip.............                 Zero     11/15/18            5,290      2,356,552
  United States Treasury Strip(b)..........                 Zero     05/15/21            9,210      3,503,880
  United States Treasury Strip(b)..........                 Zero     05/15/25           30,515      9,284,250
                                                                                               --------------
                                                                                                   51,480,169
                                                                                               --------------
U.S. Government Mortgage Backed Securities -- 32.8%
  Federal Home Loan Mortgage Corp..........                6.50% 07/01/32-09/01/32      10,914     11,373,559
  Federal Home Loan Mortgage Corp..........                7.00%        TBA             31,000     32,579,078
  Federal Home Loan Mortgage Corp..........                7.00%     10/01/32            1,974      2,075,055
  Federal National Mortgage Association....                5.00%        TBA             42,000     43,010,604
  Federal National Mortgage Association....                5.50%        TBA             31,000     31,789,078
  Federal National Mortgage Association....                5.50% 12/01/16-06/01/17      11,936     12,391,895

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B5

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount         Value
                                            (Unaudited)   Rate         Date           (000)        (Note 2)
LONG-TERM BONDS (Continued)                 ----------- -------- ----------------- ------------ --------------
U. S. Government Mortgage Backed Securities (cont'd.)
  Federal National Mortgage Association....                6.00%        TBA        $     55,000 $   56,839,090
  Federal National Mortgage Association(b).                6.00%     10/01/32            32,413     33,552,357
  Federal National Mortgage Association....                6.00%     09/01/17               975      1,020,076
  Federal National Mortgage Association....                6.50%        TBA             113,500    118,193,492
  Federal National Mortgage Association....                6.50% 11/01/09-11/01/32       32,018     33,585,856
  Federal National Mortgage Association....                7.00%        TBA              40,000     42,062,480
  Federal National Mortgage Association....                7.00% 03/01/32-06/01/32       10,043     10,563,115
  Federal National Mortgage Association....                9.00% 10/01/16-09/01/21          144        158,141
  Government National Mortgage Association.                6.50%        TBA               6,500      6,816,875
  Government National Mortgage Association.                6.50%     09/15/32            11,652     12,238,393
  Government National Mortgage Association.                7.50% 10/15/25-2/15/26         1,636      1,753,551
                                                                                                --------------
                                                                                                   450,002,695
                                                                                                --------------
TOTAL LONG-TERM BONDS
 (cost $1,257,109,793).........................................................................  1,287,010,493
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
PREFERRED STOCK -- 0.4%
  Centaur Funding Corp.(a)
   (cost $4,323,180)............................................................         27,000      4,725,000
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,261,432,973).........................................................................  1,291,735,493
                                                                                                --------------

                                              Moody's                               Principal
                                              Rating    Interest     Maturity        Amount
                                            (Unaudited)   Rate         Date           (000)
                                            ----------- -------- ----------------- ------------
SHORT-TERM INVESTMENTS -- 35.7%
Other Corporate Obligations -- 1.9%
  Navistar International Corp..............    Ba3         7.00%     02/01/03      $      3,500 $    3,499,729
  PHH Corp.(h).............................    Baa1       8.125%     02/03/03            19,500     19,499,705
  Salomon Smith Barney Holdings, Inc.......    Aa1        6.125%     01/15/03               500        499,745
  TCI-Communications, Inc..................    Baa3        8.25%     01/15/03             3,000      3,002,178
                                                                                                --------------
                                                                                                    26,501,357
                                                                                                --------------
                                                                                     Shares
                                                                                   ------------
Mutual Fund -- 33.8%
  Prudential Core Investment Fund -- Taxable Money Market Fund Series, (Note 4)(c)  463,149,777    463,149,777
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $489,651,134)...........................................................................    489,651,134
                                                                                                --------------
TOTAL INVESTMENTS -- 130.0%
 (cost $1,751,084,107; Note 6).................................................................  1,781,386,627
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(i)..................................................       (259,813)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(j)..........................       (560,755)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (30.0)%...............................................   (410,302,605)
                                                                                                --------------
NET ASSETS -- 100.0%........................................................................... $1,370,263,454
                                                                                                ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B6

                     ---------------------------------------
                     DIVERSIFIED BOND PORTFOLIO (Continued)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



The following abbreviations are used in portfolio descriptions:

            CAD Canadian Dollar
            NZD New Zealand Dollar
            TBA Securities purchased on a forward commitment basis.

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $88,530,362; cash collateral of $91,361,911 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Standard & Poor's rating.

(f)A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2002.

(g)Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(h)Increase/decrease in rate variable upon increase/decrease in Moody's or Standard & Poor's rating.

(i)Open futures contracts as of December 31, 2002 were as follows:

                                                                                     Unrealized
   Number of                              Expiration  Value at       Value at       Appreciation
   Contracts               Type              Date    Trade Date  December 31, 2002 (Depreciation)
---------------- ------------------------ ---------- ----------- ----------------- --------------
Long Positions:
      115        Interest Rate Swap 10Yr    Mar 03   $12,675,524    $12,995,000     $   319,476
      652        U.S. Treasury 10Yr Notes   Mar 03    74,452,336     75,010,562         558,226
      404                                                                             1,653,051
                 U.S. Treasury Bonds        Mar 03    43,872,699     45,525,750      -----------
                                                                                      2,530,753
Short Positions:
      192        U.S. Treasury 2Yr Notes    Mar 03    40,865,386     41,316,000        (450,614)
      638                                                                            (1,839,589)
                 U.S. Treasury 5Yr Notes    Mar 03    70,413,911     72,253,500      -----------
                                                                                     (2,290,203)
                                                                                     -----------
                                                                                    $   240,550
                                                                                     ===========

(j)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                                                      Unrealized
                                           Value at       Current    Appreciation
  Forward Foreign Currency Contract     Settlement Date    Value    (Depreciation)
--------------------------------------  --------------- ----------- --------------
Purchased:
  Canadian Dollars expiring 1/21/03       $ 1,700,000   $ 1,698,582   $  (1,418)
  New Zealand Dollars expiring 1/10/03      6,741,113     6,844,255     103,142
                                          -----------   -----------   ---------
                                            8,441,113     8,542,837     101,724
                                          -----------   -----------   ---------
Sold:
  Canadian Dollars expiring 1/21/03        15,059,950    14,897,281     162,669
  New Zealand Dollars expiring 1/10/03     21,912,645    22,737,793    (825,148)
                                          -----------   -----------   ---------
                                           36,972,595    37,635,074    (662,479)
                                          -----------   -----------   ---------
                                                                      $(560,755)
                                                                      =========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                   ------------------------------------------
                   DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 104.5%                    Value
                                                  Shares   (Note 2)
         COMMON STOCKS -- 39.0%                   ------ -------------
         Aerospace & Defense -- 1.1%
           Cubic Corp............................  6,600 $     121,638
           General Dynamics Corp.................  4,500       357,165
           Herley Industries, Inc.(a)............  6,200       107,930
           Lockheed Martin Corp..................  6,000       346,500
           Moog, Inc. (Class "A" Stock)(a).......    700        21,728
           Northrop Grumman Corp.................  8,100       785,700
                                                         -------------
                                                             1,740,661
                                                         -------------
         Air Freight & Couriers
           UTI Worldwide, Inc....................  2,850        74,813
                                                         -------------
         Airlines -- 0.1%
           Delta Air Lines, Inc..................  8,800       106,480
                                                         -------------
         Automobiles -- 0.3%
           Harley-Davidson, Inc..................  8,000       369,600
           Winnebago Industries, Inc.............  2,000        78,460
                                                         -------------
                                                               448,060
                                                         -------------
         Banks -- 0.7%
           Astoria Financial Corp................  4,500       122,175
           Bank One Corp......................... 10,500       383,775
           BankUnited Financial Corp.
            (Class "A" Stock)(a)................. 14,100       228,138
           Commerce Bancorp., Inc................  2,300        99,337
           East West Bancorp., Inc...............  2,400        86,592
           Hibernia Corp. (Class "A" Stock)......  2,300        44,298
           R&G Financial Corp. (Class "B" Stock).  3,800        88,350
                                                         -------------
                                                             1,052,665
                                                         -------------
         Beverages -- 0.4%
           Anheuser Busch Cos., Inc..............  7,200       348,480
           Coca-Cola Co. (The)...................  6,600       289,212
                                                         -------------
                                                               637,692
                                                         -------------
         Biotechnology -- 1.1%
           Acacia Research - CombiMatrix(a)......  9,600        34,944
           Amgen, Inc.(a)........................ 15,100       729,934
           Connetics Corp.(a)....................  6,000        72,120
           CV Therapeutics, Inc.(a)..............  3,000        54,660
           Digene Corp.(a).......................  3,000        34,380
           Embrex, Inc.(a).......................  7,500        83,460
           Exact Sciences Corp.(a)...............  5,400        58,482
           Genentech, Inc.(a)....................  7,100       235,436
           La Jolla Pharmaceutical Co.(a)........ 11,100        72,150
           MedImmune, Inc.(a)....................  7,100       192,907
           Serologicals Corp.(a).................  5,900        64,900
           Telik, Inc.(a)........................  3,500        40,810
                                                         -------------
                                                             1,674,183
                                                         -------------
         Building Products -- 0.1%
           Watsco, Inc...........................  6,200       101,556
                                                         -------------
         Chemicals -- 0.7%
           Dow Chemical Co.......................  7,900       234,630
           IMC Global, Inc....................... 20,900       223,003
           Lyondell Chemical Co.................. 17,200       217,408
           Monsanto Co........................... 12,960       249,480
           Scotts Co. (The) (Class "A" Stock)(a).  2,500       122,600
           Valspar Corp. (The)...................  2,900       128,122
                                                         -------------
                                                             1,175,243
                                                         -------------

                                                              Value
       COMMON STOCKS                                Shares   (Note 2)
       (Continued)                                  ------ -------------
       Commercial Services & Supplies -- 0.9%
         Administaff, Inc.(a)...................... 29,200 $     175,200
         Allied Waste Industries, Inc.(a).......... 17,100       171,000
         Bright Horizons Family Solutions, Inc.(a).  4,700       132,164
         Coinstar, Inc.(a).........................  5,800       131,370
         Global Payments, Inc......................  4,300       137,643
         Kelly Services, Inc. (Class "A" Stock)....  4,200       103,782
         NDCHealth Corp............................  6,400       127,360
         Republic Services, Inc.(a)................  6,200       130,076
         Waste Management, Inc..................... 12,100       277,332
                                                           -------------
                                                               1,385,927
                                                           -------------
       Communications Equipment -- 1.0%
         3Com Corp.(a)............................. 64,400       298,172
         Cisco Systems, Inc.(a).................... 75,700       991,670
         Nokia Oyj, ADR (Finland).................. 23,800       368,900
                                                           -------------
                                                               1,658,742
                                                           -------------
       Computers & Peripherals -- 1.3%
         Applied Films Corp.(a)....................  6,300       125,937
         Dell Computer Corp.(a).................... 19,200       513,408
         EMC Corp.(a).............................. 38,300       235,162
         Hewlett-Packard Co........................ 53,355       926,243
         International Business Machines Corp......  4,000       310,000
                                                           -------------
                                                               2,110,750
                                                           -------------
       Containers & Packaging -- 0.2%
         Temple-Inland, Inc........................  8,100       362,961
                                                           -------------
       Diversified Financials -- 3.3%
         A.G. Edwards, Inc.........................  6,500       214,240
         American Express Co....................... 19,700       696,395
         AmeriCredit Corp.(a)...................... 15,800       122,292
         Citigroup, Inc............................ 42,466     1,494,379
         Eaton Vance Corp..........................  6,100       172,325
         Goldman Sachs Group, Inc.................. 12,500       851,250
         Jeffries Group, Inc.......................  4,300       180,471
         Kirklands, Inc.(a)........................  5,900        66,670
         Lehman Brothers Holdings, Inc............. 11,600       618,164
         Merrill Lynch & Co., Inc..................  9,400       356,730
         Principal Financial Group, Inc............  5,500       165,715
         Raymond James Financial, Inc..............  5,800       171,564
         Student Loan Corp.........................    800        78,240
                                                           -------------
                                                               5,188,435
                                                           -------------
       Diversified Telecommunication Services -- 0.7%
         ALLTEL Corp...............................  3,000       153,000
         BellSouth Corp............................ 16,900       437,203
         SBC Communications, Inc...................  8,900       241,279
         Verizon Communications, Inc...............  5,800       224,750
                                                           -------------
                                                               1,056,232
                                                           -------------
       Electric Utilities -- 0.8%
         Dominion Resources, Inc...................  4,800       263,520
         FirstEnergy Corp..........................  5,900       194,523
         PG&E Corp.(a)............................. 16,900       234,910
         PNM Resources, Inc........................  5,300       126,246
         Public Service Enterprise Group, Inc......  7,400       237,540
         TXU Corp.................................. 13,200       246,576
                                                           -------------
                                                               1,303,315
                                                           -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
        COMMON STOCKS                               Shares   (Note 2)
        (Continued)                                 ------ -------------
        Electrical Equipment -- 0.2%
          C&D Technologies, Inc....................  3,800 $      67,146
          Harris Corp..............................  4,600       120,980
          Paxar Corp.(a)...........................  7,800       115,050
                                                           -------------
                                                                 303,176
                                                           -------------
        Electronic Equipment & Instruments -- 0.8%
          Analogic Corp............................  3,100       155,893
          Electro Scientific Industries, Inc.(a)...  4,200        84,000
          FLIR Systems, Inc.(a)....................  4,400       214,720
          Ingram Micro, Inc. (Class "A" Stock)(a).. 17,600       217,360
          Newport Corp.(a).........................  4,600        57,776
          Photon Dynamics, Inc.(a).................  2,700        61,560
          Sanmina-SCI Corp.(a)..................... 19,000        85,310
          Solectron Corp.(a)....................... 84,500       299,975
          Veeco Instruments, Inc.(a)...............  5,600        64,736
                                                           -------------
                                                               1,241,330
                                                           -------------
        Energy Equipment & Services -- 1.5%
          Baker Hughes, Inc........................  7,900       254,301
          Cal Dive International, Inc.(a)..........  4,300       101,050
          ENSCO International, Inc................. 14,900       438,805
          GlobalSantaFe Corp....................... 17,400       423,168
          Grey Wolf, Inc.(a)....................... 24,600        98,154
          Schlumberger Ltd......................... 14,200       597,678
          Superior Energy Services, Inc.(a)........ 13,100       107,420
          Unit Corp.(a)............................  5,700       105,735
          Weatherford International, Ltd.(a).......  5,600       223,608
                                                           -------------
                                                               2,349,919
                                                           -------------
        Food & Drug Retailing -- 0.2%
          NuCo2, Inc.(a)........................... 13,800       111,090
          Walgreen Co..............................  8,300       242,277
                                                           -------------
                                                                 353,367
                                                           -------------
        Food Products -- 0.5%
          ConAgra Foods, Inc....................... 14,900       372,649
          Sara Lee Corp............................ 15,500       348,905
                                                           -------------
                                                                 721,554
                                                           -------------
        Gas Utilities -- 0.2%
          ONEOK, Inc...............................  7,200       138,240
          Sempra Energy............................ 10,100       238,865
                                                           -------------
                                                                 377,105
                                                           -------------
        Health Care Equipment & Supplies -- 0.7%
          Baxter International, Inc................  7,500       210,000
          Closure Medical Corp.(a).................  4,600        48,208
          Computer Programs and Systems, Inc.(a)...  3,500        86,660
          Conceptus, Inc.(a).......................  8,600       103,028
          Cooper Cos., Inc. (The)..................  6,400       160,128
          Diagnostic Products Corp.................  6,600       254,892
          Medsource Technologies, Inc.(a).......... 11,300        73,337
          Quinton Cardiology Systems, Inc.(a)...... 14,000       110,600
          Wilson Great Batch Technologies, Inc.(a).  2,400        70,080
                                                           -------------
                                                               1,116,933
                                                           -------------
        Health Care Providers & Services -- 1.6%
          Anthem, Inc.(a)..........................  3,200       201,280
          Centene Corp.(a).........................  3,400       114,206
          Covance, Inc.(a)......................... 10,400       255,736

                                                                 Value
     COMMON STOCKS                                     Shares   (Note 2)
     (Continued)                                       ------ -------------
     Health Care Providers & Services (cont'd.)
       DIANON Systems, Inc.(a)........................  4,300 $     205,153
       HCA, Inc....................................... 12,900       535,350
       ICON PLC, ADR (Ireland)(a).....................  1,600        43,056
       Lincare Holdings, Inc.(a)......................  5,400       170,748
       Pediatrix Medical Group, Inc.(a)...............  6,000       240,360
       Per-Se Technologies, Inc.(a)...................  8,500        76,236
       Pharmaceutical Product Development,
        Inc.(a).......................................  8,900       260,503
       Quintiles Transnational Corp.(a)...............  6,000        72,600
       Service Corp. International(a).................  2,800         9,296
       Tenet Healthcare Corp.(a)......................  9,100       149,240
       VitalWorks, Inc.(a)............................ 34,700       133,595
                                                              -------------
                                                                  2,467,359
                                                              -------------
     Hotels, Restaurants & Leisure -- 1.1%
       Brinker International, Inc.(a).................  6,000       193,500
       CEC Entertainment, Inc.(a).....................  3,200        98,240
       Marriott International, Inc. (Class "A" Stock). 11,200       368,144
       McDonald's Corp................................ 25,500       410,040
       RARE Hospitality International, Inc.(a)          3,000        82,860
       Scientific Games Corp. (Class "A" Stock)(a).... 13,500        98,010
       Sonic Corp.(a).................................  5,900       120,891
       Starbucks Corp.(a)............................. 12,700       258,826
       WMS Industries, Inc.(a)........................  6,800       101,864
                                                              -------------
                                                                  1,732,375
                                                              -------------
     Household Durables -- 0.5%
       D.R.Horton, Inc................................ 10,350       179,572
       Harman International Industries, Inc...........  4,400       261,800
       Hovnanian Enterprises, Inc.
        (Class "A" Stock)(a)..........................  8,800       278,960
       Snap-on, Inc...................................  2,100        59,031
                                                              -------------
                                                                    779,363
                                                              -------------
     Household Products -- 0.3%
       Kimberly-Clark Corp............................  2,300       109,181
       Procter & Gamble Co. (The).....................  3,500       300,790
                                                              -------------
                                                                    409,971
                                                              -------------
     Industrial Conglomerates -- 0.4%
       3M Co..........................................  3,900       480,870
       Tyco International, Ltd. (Bermuda)............. 11,700       199,836
                                                              -------------
                                                                    680,706
                                                              -------------
     Insurance -- 2.5%
       Allstate Corp..................................  9,200       340,308
       American International Group, Inc.............. 12,312       712,249
       American Medical Security Group, Inc.(a)....... 11,500       160,770
       Commerce Group, Inc. (The).....................  4,700       176,203
       Hartford Financial Services Group.............. 16,500       749,595
       Lincoln National Corp..........................  7,000       221,060
       Loews Corp.....................................  5,500       244,530
       Philadelphia Consolidated Holding Corp.(a).....  5,600       198,240
       ProAssurance Corp.(a)..........................  3,800        79,800
       Protective Life Corp...........................  3,300        90,816
       Scottish Annuity & Life Holdings Ltd...........  8,800       153,560
       XL Capital Ltd. (Class "A" Shares)
        (Bermuda)..................................... 11,100       857,475
                                                              -------------
                                                                  3,984,606
                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
         COMMON STOCKS                            Shares   (Note 2)
         (Continued)                              ------ -------------
         Internet & Catalog Retail -- 0.1%
           School Specialty, Inc.(a).............  6,100 $     121,878
                                                         -------------
         Internet Software & Services -- 0.3%
           ActivCard SA, ADR (France)(a).........  8,500        72,675
           FindWhat.com(a).......................  3,400        27,166
           LookSmart, Ltd.(a).................... 19,700        48,856
           MatrixOne, Inc.(a).................... 14,600        62,780
           S1 Corp.(a)........................... 16,700        74,482
           Tumbleweed Communications Corp.(a).... 57,100        88,562
           Websense, Inc.(a).....................  5,300       113,213
                                                         -------------
                                                               487,734
                                                         -------------
         Machinery -- 0.2%
           ESCO Technologies, Inc.(a)............  2,900       107,300
           Navistar International Corp.(a).......  6,400       155,584
           Stake Technology, Ltd. (Canada)(a)....  5,900        18,585
                                                         -------------
                                                               281,469
                                                         -------------
         Media -- 3.1%
           AOL Time Warner, Inc.(a).............. 17,900       234,490
           Clear Channel Communications, Inc.(a).  4,300       160,347
           EchoStar Communications Corp.
            (Class "A" Stock)(a)................. 18,600       414,036
           Fox Entertainment Group, Inc.,
            (Class "A" Stock)(a)................. 13,400       347,462
           Knight-Ridder, Inc....................  3,700       234,025
           Lamar Advertising Co.(a)..............  8,600       289,390
           Liberty Media Corp. (The)
            (Class "A" Stock)(a)................. 25,100       224,394
           New York Times Co. (The)
            (Class "A" Stock)....................  9,800       448,154
           News Corp., Ltd., ADR (Australia)..... 26,900       609,285
           Omnicom Group, Inc....................  5,000       323,000
           Regent Communications, Inc.(a)........ 16,600        98,106
           Sinclair Broadcast Group, Inc.
            (Class "A" Stock)(a)................. 18,900       219,807
           Univision Communications, Inc.(a)..... 13,400       328,300
           Viacom, Inc. (Class "B" Stock)(a)..... 22,782       928,594
                                                         -------------
                                                             4,859,390
                                                         -------------
         Metals & Mining -- 0.2%
           Freeport-McMoRan Copper & Gold, Inc.
            (Class "B" Stock)(a)................. 16,600       278,548
                                                         -------------
         Multi-line Retail -- 1.4%
           Costco Wholesale Corp.(a).............  8,300       232,898
           Federated Department Stores, Inc.(a).. 13,000       373,880
           Fred's, Inc...........................  8,650       222,305
           Kohl's Corp.(a)....................... 11,700       654,615
           Wal-Mart Stores, Inc.................. 14,000       707,140
                                                         -------------
                                                             2,190,838
                                                         -------------
         Office Electronics -- 0.2%
           Xerox Corp.(a)........................ 41,900       337,295
                                                         -------------
         Oil & Gas -- 1.1%
           Occidental Petroleum Corp............. 12,800       364,160
           Swift Energy Co.(a)...................  5,500        53,185
           Teekay Shipping Corp. (Bahamas).......  3,300       134,310
           TotalFinaElf SA (France)..............  3,540       505,567
           TotalFinaElf SA, ADR (France).........  4,648       332,332
           Westport Resources Corp.(a)...........  6,200       128,960

                                                              Value
       COMMON STOCKS                               Shares    (Note 2)
       (Continued)                                 ------- -------------
       Oil & Gas (cont'd.)
         XTO Energy, Inc..........................   9,500 $     234,650
                                                           -------------
                                                               1,753,164
                                                           -------------
       Paper & Forest Products -- 1.0%
         Boise Cascade Corp.......................  11,000       277,420
         International Paper Co...................  20,800       727,376
         Weyerhaeuser Co..........................  11,200       551,152
                                                           -------------
                                                               1,555,948
                                                           -------------
       Personal Products -- 0.1%
         Chattem, Inc.(a).........................     200         4,110
         Gillette Co..............................   7,900       239,844
                                                           -------------
                                                                 243,954
                                                           -------------
       Pharmaceuticals -- 2.7%
         Abbott Laboratories......................  13,800       552,000
         AtheroGenics, Inc.(a)....................  14,300       105,963
         Atrix Laboratories, Inc.(a)..............   3,900        59,822
         Barr Laboratories, Inc.(a)...............   1,700       110,653
         Bradley Pharmaceuticals, Inc.(a).........   6,300        82,089
         Bristol-Myers Squibb Co..................   9,600       222,240
         Forest Laboratories, Inc.(a).............   1,100       108,042
         Johnson & Johnson........................  12,000       644,520
         K-V Pharmaceutical Co.
          (Class "B" Stock)(a)....................   7,400       175,750
         Merck & Co., Inc.........................   4,100       232,101
         Nastech Pharmaceutical Co., Inc.(a)......   7,000        59,850
         NPS Pharmaceuticals, Inc.(a).............   2,100        52,857
         Pfizer, Inc..............................   8,700       265,959
         Pharmacia Corp...........................  14,860       621,148
         POZEN, Inc.(a)...........................  14,500        74,675
         Teva Pharmaceutical Industries Ltd., ADR
          (Israel)................................   3,600       138,996
         Versicor, Inc.(a)........................   6,200        66,898
         Wyeth....................................  17,500       654,500
                                                           -------------
                                                               4,228,063
                                                           -------------
       Real Estate Investment Trust -- 0.1%
         Alexandria Real Estate Equities, Inc.....   1,500        63,900
         SL Green Realty Corp.....................   2,200        69,520
                                                           -------------
                                                                 133,420
                                                           -------------
       Semiconductor Equipment & Products -- 2.2%
         Actel Corp.(a)...........................   5,200        84,344
         Agere Systems, Inc. (Class "B" Stock)(a). 271,700       380,380
         Applied Materials, Inc.(a)...............  42,000       547,260
         Asyst Technologies, Inc.(a)..............   8,000        58,800
         California Micro Devices Corp.(a)........  21,400        97,370
         DSP Group, Inc.(a).......................   5,800        91,756
         Genus, Inc.(a)...........................  32,600        74,654
         Intel Corp...............................  30,100       468,657
         KLA-Tencor Corp.(a)......................   2,200        77,814
         Kopin Corp.(a)...........................  21,300        83,496
         LogicVision, Inc.(a).....................  33,800        72,670
         Monolithic Systems Technology, Inc.(a)...  11,000       132,880
         Mykrolis Corp.(a)........................  10,300        75,190
         Novellus Systems, Inc.(a)................   5,400       151,632
         Power Integrations, Inc.(a)..............   3,800        64,600
         STMicroelectronics NV, ADR (Switzerland).   9,100       177,541
         Texas Instruments, Inc...................  19,400       291,194

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                             Value
                                                                Shares      (Note 2)
COMMON STOCKS (Continued)                                    ------------ -------------
Semiconductor Equipment & Products (cont'd.)
 Ultratech Stepper, Inc.(a).................................       11,100 $     109,213
 Xilinx, Inc.(a)............................................       13,300       273,980
 Zoran Corp.(a).............................................        6,300        88,641
                                                                          -------------
                                                                              3,402,072
                                                                          -------------
Software -- 1.3%
 Business Objects SA, ADR (France)(a).......................        3,800        57,000
 Cerner Corp.(a)............................................        4,500       140,670
 Concur Technologies, Inc.(a)...............................       17,300        56,225
 Embarcadero Technologies, Inc.(a)..........................       15,600        93,132
 Entrust, Inc.(a)...........................................        1,000         3,360
 Microsoft Corp.(a).........................................       17,900       925,430
 NetScout Systems, Inc.(a)..................................       16,800        73,080
 OPNET Technologies, Inc.(a)................................       14,200       114,750
 Precise Software Solutions, Ltd. (Israel)(a)...............        9,800       161,798
 Quest Software, Inc.(a)....................................        7,200        74,232
 SAP AG, ADR (Germany)......................................        1,100        21,450
 Synopsys, Inc.(a)..........................................        4,200       193,830
 Verity, Inc.(a)............................................       10,700       143,284
                                                                          -------------
                                                                              2,058,241
                                                                          -------------
Specialty Retail -- 1.4%
 Aaron Rents, Inc...........................................        5,100       111,588
 Bed Bath & Beyond, Inc.(a).................................       12,900       445,437
 Circuit City Stores-Circuit City Group.....................       14,800       109,816
 CSK Auto Corp.(a)..........................................        9,700       106,700
 Guitar Center, Inc.(a).....................................        5,800        96,048
 Hibbett Sporting Goods, Inc.(a)............................        2,500        59,800
 Hot Topic, Inc.(a).........................................        4,300        98,384
 Lowe's Cos., Inc...........................................        8,800       330,000
 Movie Gallery, Inc.(a).....................................        4,300        55,900
 Regis Corp.................................................        2,900        75,371
 Tiffany & Co...............................................       14,500       346,695
 Toys 'R' Us, Inc.(a).......................................       23,200       232,000
 Urban Outfitters, Inc.(a)..................................        3,600        84,852
                                                                          -------------
                                                                              2,152,591
                                                                          -------------
Textiles & Apparel -- 0.1%
 Ashworth, Inc.(a)..........................................       18,700       119,680
                                                                          -------------
Tobacco -- 0.2%
 Loews Corp.................................................        7,200       145,944
 Philip Morris Cos., Inc....................................        6,000       243,180
                                                                          -------------
                                                                                389,124
                                                                          -------------
Wireless Telecommunication Services -- 0.1%
 American Tower Corp. (Class "A" Stock)(a)..................       33,900       119,667
                                                                          -------------
TOTAL COMMON STOCKS (cost $65,662,432)...................................    61,308,555
                                                                          -------------
WARRANTS & RIGHTS(a)
 McLeodUSA, Inc., expiring 04/16/07.........................        2,311           809
 Netia Holdings BV(k).......................................       47,555        21,461
 United Mexican States, expiring 06/01/07...................    1,300,000           390
   expiring 06/01/04........................................    1,300,000         4,550
   expiring 06/01/05........................................    1,300,000           390
   expiring 06/30/06........................................    1,300,000           390

                                                                             Value
                                                                Shares      (Note 2)
WARRANTS & RIGHTS(a) (Continued)                             ------------ -------------
 XM Satellite Radio, Inc., expiring 03/03/10................          100 $           0
                                                                          -------------
TOTAL WARRANTS & RIGHTS (cost $0)........................................        27,990
                                                                          -------------

                                  Moody's   Principal
              Interest Maturity   Rating     Amount
                Rate     Date   (Unaudited)   (000)
              -------- -------- ----------- ---------
              CORPORATE BONDS -- 24.5%
              Aerospace & Defense -- 0.7%
              Alliant Techsystems, Inc.
                Sr. Sub. Notes
                8.50%  05/15/11     B2        $  45         48,600
              AMR Corp.
                Debs.
               10.00%  04/15/21     B2           50         21,000
                Notes
               10.40%  03/10/11     NR          100         45,000
              Delta Air Lines, Inc.
                Notes
                7.70%  12/15/05    Ba3          100         77,000
                8.30%  12/15/29    Ba3          335        197,650
              K&F Industries, Inc.
                Sr. Sub. Notes
               9.625%  12/15/10     B3           75         76,312
                Sr. Sub. Notes, Ser. B
                9.25%  10/15/07     B3          100        103,500
              Northwest Airlines, Inc.
                Gtd. Notes
               7.625%  03/15/05     B2          110         74,800
                8.52%  04/07/04     B2          500        422,500
               8.875%  06/01/06     B2           25         16,250
              Sequa Corp.
                Notes
                9.00%  08/01/09    Ba3           50         48,000
                                                      ------------
                                                         1,130,612
                                                      ------------
              Automobiles -- 0.7%
              American Axle & Manufacturing, Inc.
                Gtd. Notes
                9.75%  03/01/09    Ba2          100        107,250
              ArvinMeritor, Inc.
                Notes
                8.75%  03/01/12    Baa3         200        211,000
              AutoNation, Inc.
                Sr. Notes
                9.00%  08/01/08    Ba2           35         35,350
              Eagle Picher Inds.
                Sr. Sub. Notes
               9.375%  03/01/08    Caa1          75         52,875
              Ford Motor Co.
                Notes
                7.45%  07/16/31    Baa1         300        260,961
              Lear Corp., Notes,
                Ser. B
                7.96%  05/15/05    Ba1          200        205,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002

                                     Moody's     Principal
             Interest   Maturity     Rating       Amount        Value
               Rate       Date     (Unaudited)     (000)       (Note 2)
             --------   --------   -----------   ---------   -------------
             CORPORATE BONDS (Continued)
             Automobiles (cont'd.)
             Navistar International Corp.
               Sr. Notes
              9.375%    06/01/06      Ba3          $  75     $      72,000
             Rexnord Corp.
               Sr. Sub. Notes
             10.125%    12/15/12       B3            100           102,500
                                                             -------------
                                                                 1,047,186
                                                             -------------
             Broadcasting & Other Media -- 0.8%
             AT&T Broadband Corp.
               Gtd. Notes
              8.375%    03/15/13      Baa3            58            65,883
             Coaxial Communications, Inc.
               Sr. Notes
              10.00%    08/15/06       B3            125           109,375
             Entercom Radio LLC
               Gtd. Notes
              7.625%    03/01/14      Ba3            225           236,250
             Gray Television, Inc.
               Sr. Sub. Notes
               9.25%    12/15/11       B3            100           107,625
             LIN Holdings Corp.
               Sr. Disc. Notes, Zero Coupon (until 03/1/03)
              10.00%    03/01/08      Caa1           275           280,844
             Paxson Communications Corp.
               Gtd. Notes
              10.75%    07/15/08       B3            150           147,938
             Sinclair Broadcast Group, Inc.
               Gtd. Sr. Sub. Notes
               8.00%    03/15/12       B2            200           208,500
             Susquehanna Media Co.
               Sr. Sub. Notes
               8.50%    05/15/09       B1            100           103,250
                                                             -------------
                                                                 1,259,665
                                                             -------------
             Building & Construction -- 0.3%
             Beazer Homes USA, Inc.
               Sr. Notes
              8.375%    04/15/12      Ba2             50            51,500
             D.R.Horton, Inc.
               Sr. Notes
              7.875%    08/15/11      Ba1            200           195,000
             KB HOME
               Sr. Sub. Notes
              8.625%    12/15/08      Ba3            130           134,550
             Nortek Holdings, Inc.
               Sr. Notes
               9.25%    03/15/07       B1             75            77,063
             Nortek, Inc.
               Sr. Sub. Notes, Ser. B
              9.875%    06/15/11       B3             85            85,106
                                                             -------------
                                                                   543,219
                                                             -------------
             Business Services -- 0.1%
             Iron Mountain, Inc.
               Gtd. Notes
              8.625%    04/01/13       B2            120           125,400
                                                             -------------

                                       Moody's    Principal
            Interest    Maturity       Rating      Amount       Value
              Rate        Date       (Unaudited)    (000)      (Note 2)
            --------   --------      -----------  ---------  -------------
            CORPORATE BONDS (Continued)
            Cable -- 0.5%
            Callahan Nordrhein Westfalen (Germany)
              Sr. Disc. Notes, Zero Coupon (until 07/15/05)
             16.00%    07/15/10(c)       NR         $ 250    $       5,625
            Charter Communications Holdings LLC
              Sr. Disc. Notes, Zero Coupon (until 05/15/06)
             11.75%    05/15/11          B3           650          162,500
              Sr. Notes
             10.00%    05/15/11          B3           250          111,250
             10.25%    01/15/10          B3           150           66,750
            11.125%    01/15/11          B3            30           13,575
            Diamond Cable Co. (United Kingdom)
              Sr. Disc. Notes
             13.25%    09/30/04(c)       D            150           13,500
            Insight Communications Co., Inc.
              Sr. Disc. Notes, Zero Coupon (until 02/15/06)
             12.25%    02/15/11         Caa1           89           49,061
            International Wire Group
              Sr. Sub. Notes
             11.75%    06/01/05         Caa1          300          189,000
            Mediacom Broadband LLC
              Gtd. Notes
             11.00%    07/15/13          B2           150          152,250
                                                             -------------
                                                                   763,511
                                                             -------------
            Chemicals -- 0.6%
            Applied Extrusion Technologies, Inc.
              Sr. Notes, Ser. B
             10.75%    07/01/11         Caa1           85           54,825
            Avecia Group PLC (United Kingdom)
              Sr. Notes
             11.00%    07/01/09         Caa1           50           39,000
            Huntsman ICI Chemicals LLC
              Sr. Sub. Notes
            10.125%    07/01/09         Caa1          240          199,200
            Huntsman International LLC
              Sr. Notes
             9.875%    03/01/09          B3            70           70,000
            IMC Global, Inc.
              Sr. Notes, Ser. B
            10.875%    06/01/08         Ba2            55           59,675
             11.25%    06/01/11         Ba2            90           96,750
            ISP Chemco, Inc.
              Gtd. Notes, Ser. B
             10.25%    07/01/11          B2           170          175,950
            Lyondell Chemical Co.
              Sec'd. Notes
              9.50%    12/15/08         Ba3            70           65,100
              Sr. Sub. Notes
            10.875%    05/01/09          B2           170          145,350
            OM Group, Inc.
              Gtd. Notes
              9.25%    12/15/11         Caa2          140           75,600
                                                             -------------
                                                                   981,450
                                                             -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                      Moody's    Principal
            Interest    Maturity      Rating      Amount       Value
              Rate        Date      (Unaudited)    (000)      (Note 2)
            --------   --------     -----------  ---------  -------------
            CORPORATE BONDS (Continued)
            Computer Software & Services -- 0.2%
            Unisys Corp.
              Sr. Notes
              7.25%    01/15/05          Ba1      $  150    $     151,500
             8.125%    06/01/06          Ba1          80           83,400
                                                            -------------
                                                                  234,900
                                                            -------------
            Containers & Packaging -- 0.8%
            Berry Plastics Corp.
              Gtd. Notes
             10.75%    07/15/12           B3         100          106,500
            BWAYCorp.
              Sr. Sub. Notes
             10.00%    10/15/10           B3         125          129,687
            Graham Packaging Holding Co.
              Sr. Disc. Notes, Zero Coupon (until 1/15/03)
             10.75%    01/15/09         CCC(e)       300          297,375
            Greif Brothers Corp.
              Sr. Sub Notes
             8.875%    08/01/12           B2         150          159,000
            Owens-Brockway
              Sec'd. Notes
              8.75%    11/15/12           B2          40           40,600
            Radnor Holdings, Inc.
              Sr. Notes
             10.00%    12/01/03           B2          60           51,000
            Silgan Holdings, Inc.
              Sr. Sub. Debs.
              9.00%    06/01/09           B1         200          208,500
            Stone Container Corp.
              Sr. Notes
             8.375%    07/01/12           B2         200          205,000
            U.S. Can Co.
              Gtd. Notes, Ser. B
            12.375%    10/01/10          Caa1         35           15,050
                                                            -------------
                                                                1,212,712
                                                            -------------
            Diversified Financials -- 3.8%
            Beaver Valley Funding Corp.
              Debs.
              8.25%    06/01/03          Baa3         32           32,413
            Chevy Chase Savings Bank
              Sub. Debs.
              9.25%    12/01/05          Ba3         105          103,950
            Ford Motor Credit Co.
              Notes
            2.2625%    07/18/05(b)        A3       1,000          901,653
              7.50%    03/15/05           A3       1,000        1,020,264
            General Motors Acceptance Corp.
              Notes
             1.905%    05/16/03(b)        A2         900          897,587
             6.875%    09/15/11           A2       1,500        1,495,890
            MBNA America Bank NA
              Notes
             6.875%    07/15/04          Baa1        500          520,110
            MDP Acquisitions PLC (Ireland)
              Sr. Notes
             9.625%    10/01/12          B(e)         95           98,800

                                   Moody's   Principal
            Interest  Maturity     Rating     Amount      Value
              Rate      Date     (Unaudited)   (000)     (Note 2)
            -------- --------    ----------- --------- -------------
            CORPORATE BONDS (Continued)
            Diversified Financials (cont'd.)
            Midland Funding Corp.
              Debs.
             13.25%  07/23/06       Ba3        $ 205   $     212,175
              Debs., Ser. A
             11.75%  07/23/05       Ba3          210         214,200
            Sovereign Bancorp., Inc.
              Sr. Notes
             10.25%  05/15/04       Ba2           85          89,463
             10.50%  11/15/06       Ba2          115         127,937
            Stone Container Finance Co. (Canada)
              Sr. Notes
             11.50%  08/15/06        B2           95         100,700
            UCAR Finance, Inc.
              Gtd. Sr. Notes
             10.25%  02/15/12        B3           75          59,625
            Western Financial Bank
              Sub. Cap. Debs.
             8.875%  08/01/07        B1           80          77,500
                                                       -------------
                                                           5,952,267
                                                       -------------
            Diversified Services
            Actuant Corp.
              Gtd. Notes
             13.00%  05/01/09        B2           26          30,420
            Gentek, Inc.
              Sr. Sub. Notes
             11.00%  08/01/09(c)     Ca          200           6,000
            Sun World International, Inc.
              Notes, Ser. B
             11.25%  04/15/04       Caa1          40          24,000
                                                       -------------
                                                              60,420
                                                       -------------
            Electric Utilities -- 0.7%
            Cogentrix Energy, Inc.
              Gtd. Notes
              8.75%  10/15/08        B1          100          45,000
              Sr. Notes
              8.10%  03/15/04        B1           35          18,200
            Illinois Power Co.
              First Mtge.
             11.50%  12/15/10        B3          100          96,500
            Mirant Americas Generation LLC
              Sr. Notes
              7.20%  10/01/08       Ba3           40          19,000
             7.625%  05/01/06       Ba3          100          52,500
              8.30%  05/01/11       Ba3          200          95,000
            Motors & Gears, Inc.
              Notes
             10.75%  11/15/06       Caa1         150         129,375
            Orion Power Holdings, Inc.
              Sr. Notes
             12.00%  05/01/10        B3          340         244,800
            TNP Enterprises, Inc.
              Sr. Sub. Notes
             10.25%  04/01/10       Ba3          100          94,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                    Moody's   Principal
             Interest    Maturity   Rating     Amount      Value
               Rate        Date   (Unaudited)   (000)     (Note 2)
             --------    -------- ----------- --------- -------------
             CORPORATE BONDS (Continued)
             Electric Utilities (cont'd.)
             Western Resources, Inc.
               Notes
               6.25%     08/15/03    Ba2        $  30   $      28,800
              7.875%     05/01/07    Ba1          315         318,937
                                                        -------------
                                                            1,142,112
                                                        -------------
             Electronic Equipment & Instruments -- 0.3%
             Flextronics International, Ltd. (Singapore)
              9.875%     07/01/10    Ba2          180         193,950
             L-3 Communications Corp.
               Sr. Sub. Notes
              7.625%     06/15/12    Ba3          150         154,500
             Sanmina-SCI Corp.
               Sr. Sub. Notes
             10.375%     01/15/10    Ba2          100         101,000
                                                        -------------
                                                              449,450
                                                        -------------
             Energy -- 0.3%
             AES Drax Holdings Ltd.
               Sr. Sec'd. Notes
              10.41%     12/31/20    Caa2          50          28,000
             Calpine Corp.
               Sr. Notes
               8.50%     02/15/11     B1          255         110,925
              10.50%     05/15/06     B1          550         258,500
             Reliant Mid-Atlantic Power
               Pass-Thru Certs., Ser. C
              9.681%     07/02/26     B3          100          62,500
                                                        -------------
                                                              459,925
                                                        -------------
             Food Products -- 0.3%
             Agrilink Foods, Inc.
               Sr. Sub. Notes
             11.875%     11/01/08     B3          100         107,250
             Carrols Corp.
               Sr. Sub. Notes
               9.50%     12/01/08     B3          160         139,200
             Del Monte Corp.
               Sr. Sub. Notes
              8.625%     12/15/12     B2          100         102,000
             Smithfield Foods, Inc.
               Sr. Notes
               8.00%     10/15/09    Ba2           50          51,000
                                                        -------------
                                                              399,450
                                                        -------------
             Funeral Services -- 0.3%
             Service Corp. International
               Notes
               6.00%     12/15/05     B1          100          94,000
               6.50%     03/15/08     B1          375         335,625
                                                        -------------
                                                              429,625
                                                        -------------
             Gaming -- 0.9%
             Argosy Gaming Co.
               Sr. Sub. Notes
               9.00%     09/01/11     B2           50          52,938
             Boyd Gaming Corp.
               Sr. Sub. Notes
               8.75%     04/15/12     B1           90          93,600

                                 Moody's   Principal
             Interest Maturity   Rating     Amount      Value
               Rate     Date   (Unaudited)   (000)     (Note 2)
             -------- -------- ----------- --------- -------------
             CORPORATE BONDS (Continued)
             Gaming (cont'd.)
             Coast Hotels & Casinos, Inc.
               Sr. Sub. Notes
               9.50%  04/01/09     B2        $  75   $      80,250
             Hollywood Casino Corp.
               Sr. Sec'd. Notes
              11.25%  05/01/07     B3           70          75,600
             Horseshoe Gaming LLC
               Sr. Sub. Notes
              8.625%  05/15/09     B2           75          79,687
             International Game Technology
               Sr. Notes
              7.875%  05/15/04    Ba1           35          36,400
             Mohegan Tribal Gaming Authority
               Sr. Sub. Notes
               8.00%  04/01/12    Ba3           45          46,913
             Park Place Entertainment Corp.
               Sr. Notes
               8.50%  11/15/06    Ba1          225         239,213
               Sr. Sub. Notes
              8.875%  09/15/08    Ba2           40          42,503
              9.375%  02/15/07    Ba2           45          48,038
             Pinnacle Entertainment, Inc.
               Gtd. Notes, Ser. B
               9.25%  02/15/07    Caa1          85          75,225
             Station Casinos, Inc.
               Sr. Sub. Notes
              9.875%  07/01/10     B2          300         325,500
             Wynn Las Vegas LLC
               Second Mtge.
              12.00%  11/01/10     B3          150         151,500
                                                     -------------
                                                         1,347,367
                                                     -------------
             Health Care -- 1.0%
             Concentra Operating Corp.
               Sr. Sub. Notes, Ser. B
              13.00%  08/15/09     B3          190         191,900
             Coventry Health Care, Inc.
               Sr. Notes
              8.125%  02/15/12    Ba3          200         208,000
             Fresenius Medical Care Capital Trust
               Gtd. Notes
              7.875%  02/01/08     NR           75          73,500
              7.875%  06/15/11    Ba2          125         121,250
             HCA, Inc.
               Notes
              7.125%  06/01/06    Ba1          400         423,895
               8.36%  04/15/24    Ba1          100         105,879
               9.00%  12/15/14    Ba1          100         118,334
             Magellan Health Services, Inc.
               Sr. Notes
              9.375%  11/15/07    Caa2         100          79,000
             Rotech Healthcare, Inc.
               Sr. Sub. Notes
               9.50%  04/01/12     B2          175         175,219

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                     Moody's   Principal
               Interest   Maturity   Rating     Amount     Value
                 Rate       Date   (Unaudited)   (000)    (Note 2)
               --------   -------- ----------- --------- ----------
               CORPORATE BONDS (Continued)
               Health Care (cont'd.)
               Triad Hospitals Holdings, Inc
                 Sr. Sub. Notes
                11.00%    05/15/09     B2        $110    $  121,550
                                                         ----------
                                                          1,618,527
                                                         ----------
               Hotels, Restaurants & Leisure -- 1.8%
               Extended Stay America, Inc.
                 Sr. Sub. Notes
                9.875%    06/15/11     B2         160       162,400
               Felcor Lodging LP
                 Sr. Notes
                 9.50%    09/15/08     Ba3         60        61,200
               Felcor Suites LP
                 Gtd. Sr. Notes
                7.375%    10/01/04     Ba3        150       149,250
               Hilton Hotels Corp.
                 Notes
                7.625%    12/01/12     Ba1         50        50,493
               Host Marriott LP
                 Gtd. Notes
                 9.50%    01/15/07     Ba3        300       304,500
               ITT Corp.
                 Debs.
                7.375%    11/15/15     Ba1        120       110,400
                 Notes
                 6.75%    11/15/05     Ba1         70        70,000
               Kerzner International Ltd. (Bahamas)
                 Sr. Sub. Notes
                8.875%    08/15/11     B2         280       285,600
               Mandalay Resort Group
                 Debs.
                 6.70%    11/15/96     Ba2        105       105,491
                 Sr. Sub. Debs.
                7.625%    07/15/13     Ba3        100       100,000
               MGM Mirage, Inc.
                 Gtd. Notes
                8.375%    02/01/11     Ba2         25        26,937
                 8.50%    09/15/10     Ba1         20        22,100
                 9.75%    06/01/07     Ba2        430       475,150
               Regal Cinemas, Inc.,
                 Gtd. Notes
                9.375%    02/01/12     B3         150       159,750
               Royal Caribbean Cruises, Ltd.
                 Sr. Notes
                8.125%    07/28/04     Ba2         55        54,175
                 8.75%    02/02/11     Ba2          5         4,650
               Starwood Hotels & Resorts Worldwide, Inc.
                 Notes
                7.375%    05/01/07     Ba1        120       117,900
                7.875%    05/01/12     Ba1         55        54,450
               Venetian Casino Resort LLC
                 Second Mtge. Notes
                11.00%    06/15/10     NR         250       261,250
               Yum! Brands, Inc.
                 Sr. Notes
                8.875%    04/15/11     Ba1        300       325,500
                                                         ----------
                                                          2,901,196
                                                         ----------

                                      Moody's     Principal
             Interest    Maturity     Rating       Amount        Value
               Rate        Date     (Unaudited)     (000)       (Note 2)
             --------    --------   -----------   ---------   -------------
             CORPORATE BONDS (Continued)
             Machinery -- 0.4%
             JLG Industries, Inc.
               Sr. Sub. Notes
              8.375%     06/15/12      Ba2          $  50     $      41,500
             Joy Global, Inc
               Gtd. Notes, Ser. B
               8.75%     03/15/12       B2            200           208,500
             Manitowoc, Inc.
               Sr. Sub. Notes
              10.50%     08/01/12       B2            175           181,563
             Terex Corp.
               Gtd. Note
              8.875%     04/01/08       B3             25            22,531
             10.375%     04/01/11       B3            155           145,700
               Sr. Sub Notes
               9.25%     07/15/11       B3             45            41,006
                                                              -------------
                                                                    640,800
                                                              -------------
             Medical Services -- 0.6%
             ALARIS Medical Systems, Inc.
               Gtd. Notes
               9.75%     12/01/06      Caa1            20            20,000
               Sec'd. Notes
             11.625%     12/01/06       B2            100           112,875
               Sr. Disc. Notes, Zero Coupon (until 08/01/03)
             11.125%     08/01/08      Caa2            75            69,000
             Hanger Orthopedic Group
               Sr. Sub. Notes
              11.25%     06/15/09       B3             20            20,600
             Hanger Orthopedic Group, Inc.
               Gtd. Notes
             10.375%     02/15/09       B2            150           155,250
             HEALTHSOUTH Corp.
               Sr. Sub. Notes
              10.75%     10/01/08       B2            300           253,500
             MedQuest, Inc.
               Sr. Sub. Notes
             11.875%     08/15/12       B3             90            87,750
             PerkinElmer, Inc.
               Sr. Sub. Notes
              8.875%     01/15/13      Ba3             75            73,875
             Res-Care, Inc.
               Gtd. Notes
             10.625%     11/15/08       B2             85            62,050
             Select Medical Corp.
               Sr. Sub. Notes
               9.50%     06/15/09       B3             70            72,450
                                                              -------------
                                                                    927,350
                                                              -------------
             Miscellaneous Services -- 0.3%
             Calair Capital LLC
               Gtd. Notes
              8.125%     04/01/08       B3            600           270,000
             United Rentals, Inc.
               Sr. Note
              10.75%     04/15/08       B1            200           199,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                    Moody's   Principal
            Interest   Maturity     Rating     Amount      Value
              Rate       Date     (Unaudited)   (000)     (Note 2)
           --------   --------    ----------- --------- -------------
           CORPORATE BONDS (Continued)
           Miscellaneous Services (cont'd.)
           Usec, Inc.
             Sr. Notes
             6.75%    01/20/09       Ba2        $  75   $      66,461
                                                        -------------
                                                              535,461
                                                        -------------
           Office Equipment & Supplies -- 0.1%
           Xerox Capital Europe PLC (United Kingdom)
             Gtd. Notes
            5.875%    05/15/04        B1          135         128,925
           Xerox Corp.
             Sr. Notes
             9.75%    01/15/09        B1           80          76,800
                                                        -------------
                                                              205,725
                                                        -------------
           Oil & Gas -- 2.5%
           El Paso Corp.
             Sr. Notes
             7.00%    05/15/11       Ba2          395         268,600
             Sr. Notes, MTN
             7.75%    01/15/32       Ba2          380         235,600
             7.80%    08/01/31       Ba2          500         310,000
           Eott Energy Partners LP
            Sr. Notes
            11.00%(e) 10/01/09(c)     D            75          34,500
           Forest Oil Corp.
            Sr. Notes
             8.00%    06/15/08       Ba3          200         211,000
           Hanover Equipment Trust
            Sec'd. Notes
             8.50%    09/01/08        B1          150         146,250
             8.75%    09/01/11        B1           95          91,675
           Houston Exploration Co.
            Sr. Sub. Notes
            8.625%    01/01/08        B2           55          56,650
           Leviathan Gas Pipeline Co.
            Sr. Sub. Notes
           10.375%    06/01/09        B1          100         101,500
           Magnum Hunter Resources, Inc.
            Gtd. Notes
             9.60%    03/15/12        B2           75          79,687
           Occidental Petroleum Corp.
            Sr. Notes
             6.40%    04/01/03       Baa2         400         403,916
           Parker & Parsley Petroleum Co.
            Sr. Notes
             8.25%    08/15/07       Ba1          200         213,856
           Parker Drilling Co.
            Sr. Notes, Ser. D
             9.75%    11/15/06        B1           75          76,125
           Pemex Project Funding Master Trust
            Bonds
            7.375%    12/15/14       Baa1         250         256,250
           Plains All American Pipeline LP
            Sr. Notes
             7.75%    10/15/12       Ba2           25          26,000

                                     Moody's    Principal
             Interest    Maturity    Rating      Amount       Value
               Rate        Date    (Unaudited)    (000)      (Note 2)
             --------    --------  -----------  ---------  -------------
             CORPORATE BONDS (Continued)
             Oil & Gas (cont'd.)
             Stone Energy Corp.
              Sr. Sub. Notes
               8.25%     12/15/11        B2       $ 295    $     306,800
             Tennessee Gas Pipeline Co.
              Debs.
               7.00%     03/15/27       Ba1         150          136,500
              7.625%     04/01/37       Ba1         145          116,000
             Vintage Petroleum, Inc.
              Sr. Notes
               8.25%     05/01/12       Ba3         300          312,000
             Westport Resources Corp.
              Sr. Sub Notes
               8.25%     11/01/11       Ba3         150          156,750
             Williams Cos., Inc.
              Notes
              7.125%     09/01/11       Caa1        500          327,500
                                                           -------------
                                                               3,867,159
                                                           -------------
             Paper & Forest Products -- 0.2%
             Caraustar Industries, Inc.
              Sr. Sub. Notes
              9.875%     04/01/11       Ba2          75           77,250
             Doman Industries, Ltd.
              Sr. Notes
               9.25%     11/15/07        Ca          65            8,125
             Georgia-Pacific Corp.
              Notes
              8.125%     05/15/11       Ba1          45           42,750
             Riverwood International Corp.
              Gtd. Notes
             10.625%     08/01/07        B3          60           62,100
             Tembec Industries, Inc. (Canada)
              Gtd. Notes
               7.75%     03/15/12       Ba1          80           77,600
                                                           -------------
                                                                 267,825
                                                           -------------
             Printing & Publishing -- 0.5%
             American Media Operations, Inc.
              Gtd. Notes, Ser. B
              10.25%     05/01/09        B2          60           62,100
             Canwest Media, Inc. (Canada)
              Sr. Sub. Notes
             10.625%     05/15/11        B2         100          106,750
             Dex Media East LLC
              Sr. Sub. Notes
             12.125%     11/15/12        B3         325          359,937
             Quebecor Media, Inc. (Canada)
              Sr. Disc. Notes, Zero Coupon (until 7/15/06)
              13.75%     07/15/11        B2         250          141,563
             Vertis, Inc.
              Sr. Notes
             10.875%     06/15/09       B(e)        125          130,000
                                                           -------------
                                                                 800,350
                                                           -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                 Moody's   Principal
             Interest Maturity   Rating     Amount      Value
               Rate     Date   (Unaudited)   (000)     (Note 2)
             -------- -------- ----------- --------- -------------
             CORPORATE BONDS (Continued)
             Real Estate Investment Trust -- 0.3%
             HMH Properties, Inc.
              Sr. Notes, Ser. B
              7.875%  08/01/08      Ba3      $ 125   $     121,250
             Intrawest Corp. (Canada)
              Sr. Notes
              10.50%  02/01/10      B1         200         210,000
             Senior Housing Properties Trust
              Sr. Notes
              8.625%  01/15/12      Ba2        140         137,900
             Ventas Realty LP
              Sr. Notes
               8.75%  05/01/09      Ba3         40          41,400
               9.00%  05/01/12      Ba3         35          36,575
                                                     -------------
                                                           547,125
                                                     -------------
             Retail -- 0.5%
             Amerigas Partners LP
              Sr. Notes
              8.875%  05/20/11     BB(e)        50          52,000
             Delhaize America, Inc.
               Gtd. Notes
              8.125%  04/15/11      Ba1        120         116,100
             Dillard's, Inc.
               Notes
               6.43%  08/01/04      Ba3         15          14,775
             Ferrellgas Partner LP
               Sr. Notes
               8.75%  06/15/12      B2          50          51,750
             Great Atlantic & Pacific Tea Co., Inc.
               Notes
               7.75%  04/15/07      B3         125          90,000
             JC Penney Co., Inc.
               Debs.
               7.40%  04/01/37      Ba3        110         111,100
             Rite Aid Corp.
               Deb. Notes
              6.875%  08/15/13     Caa3         50          36,125
               7.70%  02/15/27     Caa3         15          10,500
               Notes
               6.00%  12/15/05     Caa3         90          77,850
             Saks, Inc.
               Gtd. Notes
              7.375%  02/15/19      B1         220         172,700
             Winn-Dixie Stores, Inc.
               Gtd. Notes
              8.875%  04/01/08      Ba2         40          40,900
                                                     -------------
                                                           773,800
                                                     -------------
             Schools -- 0.1%
             Kindercare Learning Center, Inc.
               Sr. Sub. Notes
               9.50%  02/15/09      B3         100          97,000
                                                     -------------
             Semiconductor Equipment & Products -- 0.2%
             Amkor Technology, Inc.
               Sr. Notes
               9.25%  02/15/08      B1         150         126,750

                                      Moody's    Principal
            Interest    Maturity      Rating      Amount       Value
              Rate        Date      (Unaudited)    (000)      (Note 2)
            --------   --------     -----------  ---------  -------------
            CORPORATE BONDS (Continued)
            Semiconductor Equipment & Products (cont'd.)
            Fairchild Semiconductor Corp.
              Sr. Sub. Notes
             10.50%    02/01/09         B2        $  115    $     124,200
            ON Semiconductor Corp.
              Gtd. Notes
             12.00%    05/15/08         B3            50           36,750
                                                            -------------
                                                                  287,700
                                                            -------------
            Steel & Metals -- 0.3%
            AK Steel Corp.
              Gtd. Notes
              7.75%    06/15/12         B1           245          246,838
            Century Aluminum Co.
              First Mtge. Notes
             11.75%    04/15/08        Ba3           125          121,250
            United States Steel LLC
              Gtd. Notes
             10.75%    08/01/08        Ba3            35           34,475
                                                            -------------
                                                                  402,563
                                                            -------------
            Telecommunications -- 3.7%
            AT&T Corp.
              Sr. Notes
              8.00%    11/15/31        Baa2          400          440,893
            Citizens Communications Co.
              Notes
              9.25%    05/15/11        Baa2           55           65,506
            Crown Castle International Corp.
              Sr. Notes
             10.75%    08/01/11         B3           100           87,500
            Dobson Communications Corp.
              Sr. Notes
            10.875%    07/01/10         B3            25           21,125
            Echostar DBS Corp.
              Sr. Notes
             9.125%    01/15/09         B1           250          263,125
             9.375%    02/01/09         B1            50           52,875
            10.375%    10/01/07         B1           230          248,975
            Fairpoint Communications, Inc.
              Sr. Sub. Notes
             12.50%    05/01/10        Caa1          110           79,200
            France Telecom SA (France)
              Notes
             10.00%    03/01/31(g)     Baa3        1,000        1,217,334
            Netia Holdings BV
              Sr. Disc. Notes, Ser. B
             10.00%    12/23/08(k)      NR             7            3,373
            Nextel Communications, Inc.
              Sr. Disc. Notes, Zero Coupon (until 9/15/02)
             10.65%    09/15/07         B3           365          348,575
              Sr. Notes
             9.375%    11/15/09         B3            15           13,575
            Nortel Networks Corp.
              Sr. Gtd. Notes
              4.25%    09/01/08         B3            45           23,512

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                       Moody's    Principal
            Interest    Maturity       Rating      Amount       Value
              Rate        Date       (Unaudited)    (000)      (Note 2)
            --------   --------      -----------  ---------  -------------
            CORPORATE BONDS (Continued)
            Telecommunications (cont'd.)
            PanAmSat Corp.
              Gtd. Notes
              8.50%    02/01/12          NR         $ 125    $     119,375
            Qwest Corp.
              Notes
              7.20%    11/01/04         Ba3            65           61,750
             8.875%    03/15/12         Ba3           700          679,000
            Qwest Services Corp.
              Notes
             13.50%    12/15/10(e)      CCC+          213          221,520
            Rogers Wireless Communications, Inc. (Canada)
              Sec'd. Notes
             9.625%    05/01/11         Ba3            95           89,775
            Sprint Capital Corp.
              Gtd. Notes
              5.70%    11/15/03         Baa3          175          174,125
              Notes
             8.375%    03/15/12         Baa3          850          845,750
            Star Choice Communications Inc. (Canada)
              Sr. Notes
             13.00%    12/15/05          B3           150          141,750
            Telus Corp. (Canada)
              Notes
              8.00%    06/01/11         Ba1           135          129,600
            Tritel PCS, Inc.
              Gtd. Notes
            10.375%    01/15/11         Baa2          105          112,350
              Gtd. Notes, Zero Coupon (until 05/15/04)
             12.75%    05/15/09         Baa2          133          123,690
            United Pan-Europe Communications NV (Netherlands)
              Sr. Disc. Notes, Zero Coupon (until 08/01/04)
            11.875%    08/01/09(c)       Ca           100            6,000
            Verizon Wireless Capital LLC
              Notes
             5.375%    12/15/06          A3           105          109,692
            Voicestream Wireless Corp.
              Sr. Disc. Notes, Zero Coupon (until 11/15/04)
            11.875%    11/15/09         Baa2          195          165,750
                                                             -------------
                                                                 5,845,695
                                                             -------------
            Tobacco
            DIMON, Inc.
              Sr. Notes
             9.625%    10/15/11         Ba3            65           68,738
                                                             -------------
            Transportation/Shipping -- 0.2%
            Alliance Atlantis Commerce, Inc. (Canada)
              Sr. Sub. Notes
             13.00%    12/15/09          B1           150          163,500
            Stena AB (Sweden)
              Sr. Notes
              8.75%    06/15/07         Ba3           200          200,250
                                                             -------------
                                                                   363,750
                                                             -------------

                                 Moody's   Principal
             Interest Maturity   Rating     Amount      Value
               Rate     Date   (Unaudited)   (000)     (Note 2)
             -------- -------- ----------- --------- -------------
             CORPORATE BONDS (Continued)
             Waste Management -- 0.5%
             Allied Waste North America, Inc.
               Sr. Notes
              7.375%  01/01/04    Ba3       $  125   $     125,000
              7.875%  01/01/09    Ba3          150         147,750
               8.50%  12/01/08    Ba3          345         346,725
             Waste Management, Inc.
               Notes
               8.75%  05/01/18    Ba1          150         161,704
                                                     -------------
                                                           781,179
                                                     -------------
             TOTAL CORPORATE BONDS
              (cost $40,799,197)                        38,471,214
                                                     -------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 11.8%
             Federal Republic of Germany
               5.00%  07/04/11    Aaa          900       1,003,906
               5.25%  07/04/10    Aaa          700         795,139
               5.25%  01/04/11    Aaa        7,500       8,498,097
             Republic of Brazil
               8.00%  04/15/14     B1          770         506,033
              11.00%  01/11/12     B2          600         399,000
             Republic of Panama
              9.625%  02/08/11    Ba1          750         817,318
             United Kingdom Treasury
               6.50%  12/07/03    Aaa        3,000       4,952,854
             United Mexican States
               6.25%  12/31/19    Baa3       1,300       1,282,125
               9.75%  04/06/05    Baa3         250         285,625
                                                     -------------
             TOTAL FOREIGN GOVERNMENT
              OBLIGATIONS
              (cost $17,884,663)                        18,540,097
                                                     -------------
                                            Shares
                                           ---------
             PREFERRED STOCKS -- 0.7%
             Cable -- 0.6%
             CSC Holdings, Inc.
              Ser. H                         5,170         492,443
              Ser. M                         4,750         441,750
                                                     -------------
                                                           934,193
                                                     -------------
             Printing & Publishing -- 0.1%
             PRIMEDIA, Inc., Ser. D          2,000         129,000
                                                     -------------
             Telecommunications
             McLeodUSA, Inc., Ser. A         1,043           4,276
                                                     -------------
             TOTAL PREFERRED STOCKS
              (cost $1,202,960)                          1,067,469
                                                     -------------

                                    Moody's    Principal
                                    Rating      Amount
                                  (Unaudited)    (000)
                                  -----------  ---------
               CONVERTIBLE BONDS -- 0.1%
               Electronic Equipment & Instruments -- 0.1%
               Solectron Corp.
                 Conv.
                 Zero
               Coupon   11/20/20      Ba3        $150           76,125
                                                          ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                    Moody's   Principal
          Interest    Maturity      Rating     Amount      Value
            Rate        Date      (Unaudited)   (000)     (Note 2)
          -------- --------       ----------- --------- -------------
          CONVERTIBLE BONDS (Continued)
          Telecommunications
          Nortel Networks Ltd. (Canada)
            Notes
           6.125%  02/15/06           B3       $   55   $      36,850
                                                        -------------
          TOTAL CONVERTIBLE BONDS
           (cost $119,088)                                    112,975
                                                        -------------
          FOREIGN CONVERTIBLE BOND -- 0.3%
          Hellenic Finance (Greece)
            2.00%  07/15/03           A2          500
            (cost $526,875)                                   545,658
                                                        -------------
          ASSET BACKED SECURITY
          Continental Airlines, Inc.
            Pass-thru Certs., Ser. 96-C
            9.50%  10/15/13           Ba2          75
            (cost $55,640)                                     38,466
                                                        -------------
          COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
          Bear Stearns Mortgage Securities, Inc.
            6.50%  12/28/23           Aaa         800         828,051
          Chase Mortgage Finance Corp.
            7.75%  04/25/30           Aaa         244         245,335
          Credit Suisse First Boston Mortgage Securities Corp.
           6.608%  10/19/39           NR          665         674,755
          CWMBS, Inc.
            6.25%  07/25/09           Aaa         500         519,523
          Norwest Asset Securities Corp.
            6.75%  10/25/28(e)        AAA         856         891,002
          Ocwen Mortgage Loan Asset Backed Certificates
            Ser. 1998-OFS3, Cl.A
            1.73%  10/25/29(b)(e)     AAA          21          20,534
          Residential Funding Mortgage Securities, Inc.
            6.50%  06/25/29(e)        AAA       1,000       1,016,490
          Salomon Brothers Mortgage Securities, Inc.
            1.77%  07/25/29(b)        Aaa          22          21,831
          Structured Asset Mortgage Investments, Inc.
            7.12%  02/25/30           Aaa         106         108,471
                                                        -------------
          TOTAL COLLATERALIZED MORTGAGE
           OBLIGATIONS
           (cost $3,962,594)                                4,325,992
                                                        -------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.6%
          Federal Home Loan Mortgage Corp.
            1.87%  11/15/30(b)                    202         202,819
            6.22%  03/18/08                     2,100       2,121,103
          Federal National Mortgage Assn.
           4.481%  05/01/36(b)                    564         578,279
            5.00%  TBA                          2,000       2,040,624
           6.246%  08/01/29(b)                    291         304,637
           6.875%  08/01/09                       972       1,115,403
          Government National Mortgage Assn.
           5.375%  04/20/27(b)                    417         428,795
            6.00%  11/20/29(b)                    235         240,497
            6.50%  07/15/31                        50          52,288
            6.50%  11/15/31                        48          50,761
            6.50%  07/15/32                     1,189       1,249,166
            6.50%  08/15/32                       578         607,262
            6.50%  TBA                          3,500       3,670,625
           6.625%  10/20/27(b)                    164         169,201
            6.75%  08/20/24                        30          30,903

                                      Moody's   Principal
            Interest     Maturity     Rating     Amount      Value
              Rate         Date     (Unaudited)   (000)     (Note 2)
            --------    --------    ----------- --------- -------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Continued)
              7.00%     07/15/31                 $  240   $     253,922
              7.00%     08/15/31                    600         636,303
              7.00%     TBA                       1,000       1,059,375
              7.50%     02/20/30                    680         732,689
              7.50%     01/15/31                     65          69,052
              8.00%     12/20/14                  1,859       1,901,847
              8.00%     01/16/30                  1,262       1,383,539
              8.00%     08/20/31                    187         200,636
              8.50%     02/20/26                      9           9,917
              8.50%     04/20/26                      6           6,821
              8.50%     10/20/29                    142         153,262
              8.50%     07/15/30                    147         159,506
              8.50%     09/20/30                     60          65,104
              8.50%     04/20/31                    230         247,892
            Small Business Administration
              Gtd. Notes
              7.59%     01/01/20                    433         502,610
            Small Business Investment Cos.
             7.452%     09/01/10                    387         441,197
             8.017%     02/10/10                    640         746,548
                                                          -------------
            TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (cost $20,525,387)                              21,432,583
                                                          -------------
            U.S. GOVERNMENT SECURITIES -- 10.3%
            United States Treasury Bonds
             3.625%     04/15/28                  1,121       1,311,593
              6.00%     02/15/26                    500         572,989
              7.50%     11/15/16                  1,400       1,830,828
              8.75%     05/15/17                    500         722,890
             8.875%     08/15/17                    800       1,169,218
            10.625%     08/15/15                  2,000       3,229,296
            United States Treasury Notes
              3.50%     01/15/11                  2,083       2,286,703
             3.625%     01/15/08                  2,805       3,078,051
              6.00%     08/15/09                  1,200       1,395,187
            United States Treasury, Strip Interest
               Zero
             Coupon     02/15/22                  1,000         364,367
            United States Treasury,TIPS
            3.375%,     01/15/07(d)                 229         247,837
                                                          -------------
            TOTAL U.S. GOVERNMENT SECURITIES
             (cost $15,874,110)                              16,208,959
                                                          -------------
            MUNICIPAL BONDS -- 1.4%
            Florida State Board of Education
              Ser. A
              5.00%     06/01/32        Aa2         500         507,690
            Massachusetts State Water Resources Authority
              Ser. J
              5.00%     08/01/32        Aaa         250         252,990
            San Antonio, Texas Water Revenue
              5.00%     05/15/25        Aaa         500         506,505
            South Carolina State Highway
              Ser. B
              5.00%     04/01/17        Aaa         800         859,056
                                                          -------------
            TOTAL MUNICIPAL BONDS
             (cost $2,027,435)                                2,126,241
                                                          -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                 Principal
               Interest      Maturity             Amount       Value
                 Rate          Date                (000)      (Note 2)
               ----------   --------             ---------- ------------
              TOTAL LONG-TERM INVESTMENTS
               (cost $168,640,381)                          $164,206,199
                                                            ------------
              SHORT-TERM INVESTMENTS -- 6.1%
              CORPORATE BOND -- 0.4%
              Financial Services
              General Motors Acceptance Corp.
                Notes
                   8.50%    01/02/03       A2    $      600
                (cost $600,000)                                  600,000
                                                            ------------
              U.S. GOVERNMENT SECURITIES -- 0.4%
              Federal National Mortgage Assn.
                1.24%(j)    02/12/03(d)                  10        9,985
              United States Treasury Bills
                1.19%(j)    02/13/03(d)                 530      529,247
               1.195%(j)    02/13/03(d)                  10        9,986
              1.2005%(j)    02/20/03(d)                  20       19,966
               1.205%(j)    02/20/03(d)                  20       19,967
                                                            ------------
              TOTAL U.S. GOVERNMENT SECURITIES
               (cost $589,151)                                   589,151
                                                            ------------
              REPURCHASE AGREEMENT -- 2.5%
              State Street Bank & Trust Co. Repurchase
               Agreement
                   0.75%    01/02/03(f)               3,957
                (cost $3,957,485)                              3,957,485
                                                            ------------

                                                  Shares
                                                 ----------
              MUTUAL FUND -- 2.8%
              Prudential Core Investment Fund --
                 Taxable Money Market Series
               (Note 4) (cost $4,360,509)         4,360,509    4,360,509
                                                            ------------
              TOTAL SHORT-TERM INVESTMENTS
               (cost $9,507,145)                               9,507,145
                                                            ------------
              TOTAL INVESTMENTS, BEFORE
               OUTSTANDING OPTIONS WRITTEN
               AND SHORT SALES -- 110.6%
               (cost $178,147,526; Note 6)                   173,713,344
                                                            ------------

                                                 Principal
                                                  Amount
                                                   (000)
                                                 ----------
              INVESTMENTS SOLD SHORT -- (4.2%)
              Federal National Mortgage Assn.
                   5.00%    TBA                  $    3,000   (3,072,186)
              United States Treasury Notes
                  4.375%    05/15/07                  1,000   (1,073,828)
                  4.875%    02/15/12                  1,000   (1,085,898)
                   5.50%    05/15/09                  1,200   (1,361,484)
                                                            ------------
              TOTAL INVESTMENTS SOLD SHORT
               (proceeds received $6,506,277)                 (6,593,396)
                                                            ------------

                                                           Value
                                              Contracts   (Note 2)
                                              --------- ------------
          OUTSTANDING OPTIONS WRITTEN(a) -- (0.1%)
          Call Options -- (0.1%)
          Swap Option 3 month LIBOR, expiring
           1/07/05 @ 5.0%                       200,000 $     (9,658)
          Swap Option 3 month LIBOR, expiring
           10/07/04 @ 4.0%                    1,800,000      (29,376)
          Swap Option 3 month LIBOR, expiring
           11/12/03 @ 3.0%                    1,800,000      (14,148)
          Swap Option 3 month LIBOR, expiring
           5/30/03 @ 3.25%                    3,300,000      (37,356)
          Swap Option 3 month LIBOR, expiring
           7/22/03 @ 4.0%                     1,100,000      (15,994)
                                                        ------------
                                                            (106,532)
                                                        ------------
          Put Options
          Swap Option 3 month LIBOR, expiring
           1/07/05 @ 7.0%                       200,000       (2,290)
          Swap Option 3 month LIBOR, expiring
           10/07/04 @ 6.0%                    1,800,000      (49,176)
                                                        ------------
                                                             (51,466)
                                                        ------------
          TOTAL OUTSTANDING OPTIONS WRITTEN
           (premiums received $164,218)                     (157,998)
                                                        ------------
          TOTAL INVESTMENTS, NET OF OUTSTANDING
           OPTIONS WRITTEN AND INVESTMENTS SOLD
           SHORT -- 106.3%
           (cost $171,477,031)                           166,961,950
          VARIATION MARGIN ON OPEN FUTURES
           CONTRACTS (h)                                     (18,951)
          UNREALIZED DEPRECIATION ON
           FORWARD FOREIGN CURRENCY
           CONTRACTS, NET (i) -- (0.1)%                     (172,860)
          LIABILITIES IN EXCESS OF OTHER
           ASSETS -- (6.2)%                               (9,703,586)
                                                        ------------
          NET ASSETS -- 100.0%                          $157,066,553
                                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

             ------------------------------------------------------
             DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


The following abbreviations are used in portfolio descriptions:

    ADR  American Depository Receipt
    MTN  Medium Term Note
    NR   Not Rated by Moody's or Standard & Poor's
    TBA  Securities purchased on a forward commitment basis.
    TIPS U.S. Treasury Inflationary Index Bond

(a) Non-income producing security.

(b) Rate shown reflects current rate of variable instruments.

(c) Issuer in default.

(d) Security segregated as collateral for futures and swap contracts.

(e) Standard & Poor's rating.

(f) State Street Bank and Trust Company Repurchase Agreement, repurchase price $3,957,650 due 1/2/03. The value of the collateral including accrued interest was $4,046,822.

(g) Increase/decrease in rate variable upon increase/decrease in Standard & Poor's or Moody's rating.

(h) Open futures contracts as of December 31, 2002 were as follows:

                                                                                     Unrealized
   Number of                               Expiration  Value at      Value at       Appreciation
   Contracts               Type               Date    Trade Date December 31, 2002 (Depreciation)
---------------- ------------------------- ---------- ---------- ----------------- --------------
Long Positions:
       86        U.S. Treasury 10 Yr Notes   Mar 03   $9,687,608    $9,894,031        $206,423
       31        Euribor                     Sep 04    7,814,696     7,869,319          54,623
       28        Euro                        Mar 04    6,802,529     6,851,950          49,421
       9         U.S. Treasury Bonds         Mar 03      974,863     1,014,188          39,325
       11        German 10 Yr Fed Bonds      Mar 03    1,278,937     1,310,565          31,628
       5         Euro                        Dec 03    1,217,188     1,227,813          10,625
       52        Euribor Options             Sep 04          650           650              --
                                                                                      --------
                                                                                       392,045
                                                                                      --------
Short Positions:
       8         Interest Rate Swap 10 Yr    Mar 03      885,688       904,000         (18,312)
       6         U.S. Treasury 5 Yr Notes    Mar 03      664,734       679,500         (14,766)
                                                                                      --------
                                                                                       (33,078)
                                                                                      --------
                                                                                      $358,967
                                                                                      ========

(i) Outstanding forward currency contracts as of December 31, 2002 were as follows:

                                                                      Unrealized
                                     Value at         Value at       Appreciation
Forward Foreign Currency Contract Settlement Date December 31, 2002 (Depreciation)
--------------------------------- --------------- ----------------- --------------
    Purchased:
     Euros, expiring 2/10/03        $   34,192       $   35,616       $   1,424
    Sold:
     Euros, expiring 2/10/03         3,436,609        3,610,893        (174,284)
                                    ----------       ----------       ---------
                                    $3,470,801       $3,646,509       $(172,860)
                                                                      =========

(j) Rate quoted represents yield-to-maturity as of purchase date.
(k)Indicates a fair valued security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

                                -----------------
                                EQUITY PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 95.4%                     Value
                                               Shares      (Note 2)
         COMMON STOCKS -- 94.7%               --------- --------------
         Aerospace/Defense -- 3.4%
           Boeing Co.........................   262,292 $    8,653,013
           General Dynamics Corp.............    59,410      4,715,372
           Honeywell International, Inc......    61,233      1,469,592
           Lockheed Martin Corp..............   170,262      9,832,630
           Northrop Grumman Corp.............   426,915     41,410,755
           Raytheon Co.......................   859,385     26,426,089
           United Technologies Corp..........   323,750     20,053,075
                                                        --------------
                                                           112,560,526
                                                        --------------
         Air Freight & Couriers -- 0.2%
           FedEx Corp........................     8,530        462,497
           United Parcel Service, Inc.
            (Class "B" Stock)................    94,362      5,952,355
                                                        --------------
                                                             6,414,852
                                                        --------------
         Airlines
           Delta Airlines, Inc...............    34,452        416,869
           Southwest Airlines Co.............    37,871        526,407
                                                        --------------
                                                               943,276
                                                        --------------
         Automobiles -- 1.6%
           Bayerische Motoren Werke (BMW) AG
            (Germany)........................   634,000     19,239,983
           Ford Motor Co.....................    80,938        752,723
           General Motors Corp...............    53,165      1,959,662
           Harley-Davidson, Inc..............   638,572     29,502,026
                                                        --------------
                                                            51,454,394
                                                        --------------
         Banks -- 5.6%
           Bank of America Corp..............   428,914     29,839,547
           Bank One Corp..................... 1,501,312     54,872,954
           Charter One Financial, Inc........   128,300      3,686,059
           Comerica, Inc.....................    23,475      1,015,059
           Fifth Third Bancorp...............   106,016      6,207,237
           FleetBoston Financial Corp........   379,686      9,226,370
           Huntington Bancshares, Inc........    35,708        668,097
           Mellon Financial Corp.............   117,896      3,078,264
           PNC Financial Services Group......    27,680      1,159,792
           SouthTrust Corp...................    16,002        397,650
           The Bank of New York Co., Inc.....   895,000     21,444,200
           U.S. Bancorp......................   230,195      4,884,738
           Wachovia Corp.....................   344,873     12,567,172
           Washington Mutual, Inc............   151,576      5,233,919
           Wells Fargo & Co..................   599,774     28,111,407
                                                        --------------
                                                           182,392,465
                                                        --------------
         Beverages -- 1.2%
           Anheuser-Busch Cos., Inc..........    72,461      3,507,112
           Coca-Cola Co......................   216,430      9,483,963
           PepsiCo, Inc......................   535,071     22,590,698
           The Pepsi Bottling Group, Inc.....    81,996      2,107,297
                                                        --------------
                                                            37,689,070
                                                        --------------
         Biotechnology -- 2.6%
           Amgen, Inc.(a).................... 1,208,527     58,420,195
           Biogen, Inc.(a)...................    42,982      1,721,859
           Cephalon, Inc.(a).................   145,000      7,056,860
           MedImmune, Inc.(a)................   624,701     16,973,126
                                                        --------------
                                                            84,172,040
                                                        --------------

                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Building Products
        American Standard Cos., Inc.(a)..........     6,943 $      493,925
        Masco Corp...............................    50,256      1,057,889
                                                            --------------
                                                                 1,551,814
                                                            --------------
      Chemicals -- 0.7%
        Air Products & Chemicals, Inc............    93,863      4,012,643
        Dow Chemical Co..........................    74,789      2,221,233
        E.I. du Pont de Nemours & Co.............   102,495      4,345,788
        Eastman Chemical Co......................     7,274        267,465
        Ecolab, Inc..............................   158,900      7,865,550
        International Flavors & Fragrances, Inc..    18,846        661,495
        PPG Industries, Inc......................    13,225        663,234
        Praxair, Inc.............................    29,757      1,719,062
        Rohm & Haas Co...........................    46,288      1,503,434
                                                            --------------
                                                                23,259,904
                                                            --------------
      Commercial Services & Supplies -- 0.8%
        Apollo Group, Inc. (Class "A" Stock)(a)..     3,693        162,492
        Automatic Data Processing, Inc...........    53,694      2,107,490
        Avery Dennison Corp......................    11,506        702,786
        Cendant Corp.(a).........................   115,985      1,215,523
        Cintas Corp..............................     8,663        396,332
        Concord EFS, Inc.(a).....................   158,835      2,500,063
        First Data Corp..........................   151,078      5,349,672
        H&R Block, Inc...........................    17,722        712,424
        Paychex, Inc.............................   374,122     10,438,004
        Pitney Bowes, Inc........................    11,903        388,752
        Sabre Holdings Corp.(a)..................    18,118        328,117
        Waste Management, Inc....................    75,913      1,739,926
                                                            --------------
                                                                26,041,581
                                                            --------------
      Communications Equipment -- 2.6%
        ADC Telecommunications, Inc.(a).......... 1,283,900      2,683,351
        CIENA Corp.(a)...........................   308,500      1,585,690
        Cisco Systems, Inc.(a)................... 2,740,949     35,906,432
        Comverse Technology, Inc.(a).............   642,700      6,439,854
        Lucent Technologies, Inc.(a).............   330,630        416,594
        Motorola, Inc............................   199,304      1,723,979
        Nokia Oyj, ADR (Finland)................. 2,120,600     32,869,300
        QUALCOMM, Inc.(a)........................    82,525      3,003,085
                                                            --------------
                                                                84,628,285
                                                            --------------
      Computers & Peripherals -- 2.6%
        Dell Computer Corp.(a)...................   759,983     20,321,945
        EMC Corp.(a).............................   593,771      3,645,754
        Hewlett-Packard Co....................... 2,417,620     41,969,883
        International Business Machines Corp.....   157,611     12,214,853
        Lexmark International, Inc.(a)...........     9,125        552,063
        Sun Microsystems, Inc.(a)................ 1,660,528      5,164,242
                                                            --------------
                                                                83,868,740
                                                            --------------
      Construction Materials
        Vulcan Materials Co......................     9,898        371,175
                                                            --------------
      Containers & Packaging -- 0.9%
        Pactiv Corp.(a)..........................    40,866        893,331
        Smurfit-Stone Container Corp.............   187,100      2,879,656
        Temple-Inland, Inc.......................   593,700     26,603,697
                                                            --------------
                                                                30,376,684
                                                            --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Financials -- 5.3%
           American Express Co...............  1,193,656 $   42,195,740
           Charles Schwab Corp...............    104,876      1,137,905
           Citigroup, Inc....................    503,200     17,707,608
           Fannie Mae........................    152,156      9,788,196
           Franklin Resources, Inc...........     30,550      1,041,144
           Freddie Mac.......................    239,088     14,118,146
           Goldman Sachs Group, Inc..........    408,871     27,844,115
           Household International, Inc......     19,562        544,019
           J.P. Morgan Chase & Co............    477,548     11,461,152
           Lehman Brothers Holdings, Inc.....     45,412      2,420,005
           MBNA Corp.........................    176,623      3,359,369
           Merrill Lynch & Co., Inc..........    681,801     25,874,348
           Moody's Corp......................     15,606        644,372
           Morgan Stanley....................    257,409     10,275,767
           Principal Financial Group, Inc....     12,630        380,542
           SLM Corp..........................     22,747      2,362,503
           State Street Corp.................     62,684      2,444,676
           Stilwell Financial, Inc...........     21,425        280,025
                                                         --------------
                                                            173,879,632
                                                         --------------
         Diversified Telecommunications Services -- 1.6%
           ALLTEL Corp........................    24,467      1,247,817
           AT&T Corp..........................   162,521      4,243,423
           BellSouth Corp.....................   160,554      4,153,532
           SBC Communications, Inc............   291,021      7,889,579
           Sprint Corp. (FON Group)...........    56,670        820,582
           Verizon Communications, Inc........   839,446     32,528,533
                                                         --------------
                                                             50,883,466
                                                         --------------
         Electric Utilities -- 2.2%
           American Electric Power Co., Inc...    29,757        813,259
           Consolidated Edison, Inc...........   206,700      8,850,894
           Dominion Resources, Inc............    56,736      3,114,806
           Entergy Corp.......................    62,357      2,842,856
           Exelon Corp........................   166,213      8,771,060
           FirstEnergy Corp...................   755,563     24,910,912
           FPL Group, Inc.....................    22,483      1,351,903
           Progress Energy, Inc...............   138,444      6,001,547
           Southern Co........................   567,154     16,101,502
           TXU Corp...........................    33,063        617,617
                                                         --------------
                                                             73,376,356
                                                         --------------
         Electrical Equipment -- 0.2%
           Emerson Electric Co................   109,770      5,581,805
           Molex, Inc. (Class "A" Stock)......    74,927      1,490,298
                                                         --------------
                                                              7,072,103
                                                         --------------
         Electronic Equipment & Instruments -- 0.1%
           Agilent Technologies, Inc.(a)......    39,014        700,691
           Celestica, Inc. (Canada)(a)........    86,400      1,218,240
           Flextronics International, Ltd.
            (Singapore)(a)....................    28,226        231,171
           Jabil Circuit, Inc.(a).............    18,449        330,606
                                                         --------------
                                                              2,480,708
                                                         --------------
         Energy Equipment & Services -- 2.0%
           Baker Hughes, Inc..................    37,362      1,202,683
           BJ Services Co.(a).................   678,400     21,919,104

                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Energy Equipment & Services (cont'd.)
         Nabors Industries, Ltd. (Barbados)(a).    39,675 $    1,399,337
         Noble Corp.(a)........................    38,551      1,355,068
         Schlumberger, Ltd.....................    52,901      2,226,603
         Transocean Sedco Forex, Inc.(b)....... 1,589,200     36,869,440
         Weatherford International, Ltd.(a)....    15,870        633,689
                                                          --------------
                                                              65,605,924
                                                          --------------
       Food & Drug Retailing -- 0.8%
         CVS Corp..............................    56,868      1,419,994
         Kroger Co.(a).........................   172,192      2,660,366
         Safeway, Inc..........................   440,400     10,287,744
         SYSCO Corp............................   110,430      3,289,710
         Walgreen Co...........................   252,640      7,374,562
                                                          --------------
                                                              25,032,376
                                                          --------------
       Food Products -- 0.9%
         ConAgra Foods, Inc....................    90,394      2,260,754
         General Mills, Inc....................   258,505     12,136,810
         Hershey Foods Corp....................    17,127      1,155,045
         Kellogg Co............................    30,550      1,046,948
         Kraft Foods, Inc. (Class "A" Stock)...   180,813      7,039,050
         Sara Lee Corp.........................   122,333      2,753,716
         Unilever NV, ADR (Netherlands)........    62,600      3,863,046
                                                          --------------
                                                              30,255,369
                                                          --------------
       Gas Utilities
         Kinder Morgan, Inc....................    25,723      1,087,311
                                                          --------------
       Health Care Equipment & Supplies -- 0.6%
         Advanced Medical Optics, Inc.(a)......         1             12
         Applera Corp. - Applied Biosystems
          Group................................   250,200      4,388,508
         Baxter International, Inc.............    85,964      2,406,992
         Guidant Corp.(a)......................    33,063      1,019,993
         Medtronic, Inc........................   161,648      7,371,149
         St. Jude Medical, Inc.(a).............   102,500      4,071,300
         Stryker Corp..........................    19,838      1,331,527
                                                          --------------
                                                              20,589,481
                                                          --------------
       Health Care Providers & Services -- 0.7%
         AmerisourceBergen Corp................     9,919        538,701
         Cardinal Health, Inc..................   105,801      6,262,361
         HCA-The Healthcare Co.................   297,532     12,347,578
         Quest Diagnostics, Inc.(a)............    16,532        940,671
         Tenet Healthcare Corp.(a).............    46,287        759,107
         UnitedHealth Group, Inc...............    32,836      2,741,806
                                                          --------------
                                                              23,590,224
                                                          --------------
       Hotels, Restaurants & Leisure -- 1.0%
         Carnival Corp.........................    56,273      1,404,011
         Darden Restaurants, Inc...............    33,526        685,607
         Harrah's Entertainment, Inc.(a).......    14,746        583,942
         International Game Technology(a)......     8,464        642,587
         Marriott International, Inc.
          (Class "A" Stock)....................   446,602     14,679,808
         McDonald's Corp.......................   163,728      2,632,746
         MGM Mirage, Inc.(a)...................   350,800     11,565,876
         Starbucks Corp.(a)....................     4,651         94,787
                                                          --------------
                                                              32,289,364
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Household Durables -- 0.3%
        American Greetings Corp.
         (Class "A" Stock)(a)...................     7,455 $      117,789
        Black & Decker Corp.....................     8,266        354,529
        Centex Corp.............................     5,422        272,185
        Fortune Brands, Inc.....................   150,414      6,995,755
        KB HOME.................................     4,719        202,209
        Leggett & Platt, Inc....................    18,912        424,385
        Maytag Corp.............................     7,660        218,310
        Newell Rubbermaid, Inc..................    25,591        776,175
        Pulte Homes, Inc........................     5,621        269,077
        Snap-on, Inc............................     6,019        169,194
        Stanley Works...........................     8,464        292,685
        Tupperware Corp.........................     6,087         91,792
        Whirlpool Corp..........................     6,414        334,939
                                                           --------------
                                                               10,519,024
                                                           --------------
      Household Products -- 0.9%
        Clorox Co...............................    41,990      1,732,087
        Colgate-Palmolive Co....................    79,087      4,146,531
        Kimberly-Clark Corp.....................   214,895     10,201,066
        Procter & Gamble Co.....................   158,801     13,647,358
                                                           --------------
                                                               29,727,042
                                                           --------------
      Industrial Conglomerates -- 1.6%
        3M Co...................................   329,821     40,666,929
        Tyco International, Ltd.................   613,570     10,479,776
                                                           --------------
                                                               51,146,705
                                                           --------------
      Insurance -- 7.3%
        ACE, Ltd................................    63,944      1,876,117
        AFLAC, Inc..............................    17,590        529,811
        Allstate Corp...........................    94,891      3,510,018
        American International Group, Inc....... 1,585,184     91,702,894
        Berkshire Hathaway, Inc.
         (Class "A" Stock)(a)...................        75      5,456,250
        Chubb Corp..............................    20,433      1,066,603
        Hartford Financial Services Group, Inc..   862,980     39,205,181
        John Hancock Financial Services, Inc....    43,577      1,215,798
        Lincoln National Corp...................   535,389     16,907,585
        Loews Corp..............................   878,551     39,060,378
        Marsh & McLennan Cos., Inc..............   173,447      8,014,986
        MBIA, Inc...............................    31,674      1,389,222
        MetLife, Inc............................   173,509      4,691,683
        MGIC Investment Corp....................    27,178      1,122,451
        Platinum Underwriters Holdings, Ltd.
         (Bermuda)(a)...........................     7,609        200,497
        St. Paul Cos., Inc......................    90,751      3,090,072
        XL Capital, Ltd. (Class "A" Stock)
         (Bermuda)..............................   256,000     19,776,000
                                                           --------------
                                                              238,815,546
                                                           --------------
      Internet & Catalog Retail -- 0.4%
        eBay, Inc.(a)...........................    30,815      2,089,873
        USA Interactive(a)(b)...................   458,500     10,508,820
                                                           --------------
                                                               12,598,693
                                                           --------------
      Internet Software & Services
        Yahoo!, Inc.(a).........................    41,578        679,800
                                                           --------------

                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       IT Consulting & Services -- 0.1%
         Affiliated Computer Services, Inc.
          (Class "A" Stock)(a)..................    19,309 $    1,016,619
         Electronic Data Systems Corp...........    59,962      1,105,099
         Unisys Corp.(a)........................   127,642      1,263,656
                                                           --------------
                                                                3,385,374
                                                           --------------
       Leisure Equipment & Products -- 0.1%
         Eastman Kodak Co.......................    27,971        980,104
         Mattel, Inc............................    60,638      1,161,218
                                                           --------------
                                                                2,141,322
                                                           --------------
       Machinery -- 1.2%
         Caterpillar, Inc.......................    33,261      1,520,693
         Cummins, Inc...........................    88,600      2,492,318
         Danaher Corp...........................   114,243      7,505,765
         Deere & Co.............................   180,517      8,276,704
         Dover Corp.............................    31,079        906,264
         Eaton Corp.............................    13,820      1,079,480
         Illinois Tool Works, Inc...............    20,565      1,333,846
         Navistar International Corp.(a)........   159,400      3,875,014
         PACCAR, Inc............................   111,800      5,157,334
         Parker-Hannifin Corp...................    10,779        497,235
         SPX Corp.(a)...........................   139,000      5,205,550
                                                           --------------
                                                               37,850,203
                                                           --------------
       Media -- 5.3%
         AOL Time Warner, Inc.(a)...............   436,432      5,717,259
         Clear Channel Communications, Inc.(a)..   321,460     11,987,243
         Comcast Corp. (Class "A" Stock)(a).....   301,920      7,116,254
         Comcast Corp.
          (Special Class "A" Stock)(a)..........   305,015      6,890,289
         Gannett Co., Inc.......................    25,657      1,842,173
         Liberty Media Corp. (Class "A"
          Stock)(a).............................   866,304      7,744,758
         McGraw Hill, Inc.......................    18,648      1,127,085
         New York Times Co. (Class "A" Stock)...   690,647     31,583,287
         News Corp., Ltd., ADR (Australia)...... 1,099,200     24,896,880
         Omnicom Group, Inc.....................   247,310     15,976,226
         Tribune Co.............................    29,095      1,322,659
         Univision Communications, Inc.
          (Class "A" Stock)(a)(b)...............   228,000      5,586,000
         Viacom, Inc. (Class "B" Stock)(a)...... 1,193,930     48,664,587
         Walt Disney Co.........................   146,734      2,393,232
                                                           --------------
                                                              172,847,932
                                                           --------------
       Metals & Mining -- 5.0%
         Alcan, Inc. (Canada)...................   148,300      4,377,816
         Alcoa, Inc............................. 1,754,408     39,965,414
         Barrick Gold Corp. (Canada)............   124,400      1,917,004
         Companhia Vale do Rio Doce, ADR
          (Brazil).............................. 1,089,800     31,506,118
         Freeport-McMoRan Copper & Gold,
          Inc. (Class "B" Stock)(a)(b).......... 2,957,300     49,623,494
         Newmont Mining Corp.................... 1,228,230     35,655,517
                                                           --------------
                                                              163,045,363
                                                           --------------
       Multi-line Retail -- 4.0%
         Costco Wholesale Corp.(a).............. 1,226,574     34,417,666
         Family Dollar Stores, Inc..............    16,532        515,964

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Multi-line Retail  (cont'd.)
         Federated Department Stores, Inc.(a)..   512,963 $   14,752,816
         Kohl's Corp.(a).......................    21,028      1,176,517
         May Department Stores Co..............    16,267        373,816
         Sears, Roebuck & Co...................    39,609        948,635
         Target Corp...........................   503,769     15,113,070
         Wal-Mart Stores, Inc.(e).............. 1,258,257     63,554,561
                                                          --------------
                                                             130,853,045
                                                          --------------
       Multi-Utilities -- 0.1%
         Duke Energy Corp......................    79,351      1,550,519
         Mirant Corp.(a).......................    59,991        113,383
                                                          --------------
                                                               1,663,902
                                                          --------------
       Oil & Gas -- 5.8%
         Anadarko Petroleum Corp.(b)...........   500,100     23,954,790
         BP PLC, ADR (United Kingdom)..........    32,804      1,333,483
         Burlington Resources, Inc.............    52,901      2,256,228
         ChevronTexaco Corp....................   112,414      7,473,283
         ConocoPhillips, Inc...................    78,594      3,803,164
         Devon Energy Corp.....................    13,886        637,367
         Encana Corp. (Canada).................    53,364      1,659,620
         ExxonMobil Corp.(e)................... 1,465,292     51,197,302
         Kerr-McGee Corp.......................   459,400     20,351,420
         Royal Dutch Petroleum Co., ADR
          (Netherlands)........................    56,600      2,491,532
         Suncor Energy, Inc. (Canada).......... 1,325,000     20,716,387
         TotalFinaElf SA, ADR (France)(b)......   764,800     54,683,200
                                                          --------------
                                                             190,557,776
                                                          --------------
       Paper & Forest Products -- 1.4%
         International Paper Co................   771,250     26,970,612
         MeadWestvaco Corp.....................    39,676        980,394
         Weyerhaeuser Co.......................   378,208     18,611,616
                                                          --------------
                                                              46,562,622
                                                          --------------
       Personal Products -- 0.4%
         Avon Products, Inc....................   109,844      5,917,296
         Estee Lauder Cos., Inc.
          (Class "A" Stock)....................   156,600      4,134,240
         Gillette Co...........................    99,189      3,011,378
                                                          --------------
                                                              13,062,914
                                                          --------------
       Pharmaceuticals -- 10.7%
         Abbott Laboratories................... 1,138,376     45,535,040
         Bristol-Myers Squibb Co...............    92,576      2,143,134
         Eli Lilly & Co.(b)....................   545,448     34,635,948
         Johnson & Johnson.....................   898,167     48,240,550
         King Pharmaceuticals, Inc.(a).........    19,838        341,015
         Merck & Co., Inc......................   215,604     12,205,343
         Novartis AG, ADR (Switzerland)........   146,600      5,384,618
         Pfizer, Inc.(e)....................... 2,129,323     65,093,404
         Pharmacia Corp........................ 1,154,655     48,264,579
         Schering-Plough Corp..................   237,021      5,261,866
         Sepracor, Inc.(a).....................   972,000      9,399,240
         Teva Pharmaceutical Industries, Ltd.,
          ADR (Israel).........................   817,213     31,552,594
         Wyeth................................. 1,154,933     43,194,494
                                                          --------------
                                                             351,251,825
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Real Estate Investment Trust -- 0.1%
        CarrAmerica Realty Corp.................    33,900 $      849,195
        Equity Office Properties Trust..........    40,205      1,004,321
        iStar Financial, Inc....................    79,600      2,232,780
                                                           --------------
                                                                4,086,296
                                                           --------------
      Road & Rail -- 0.4%
        Burlington Northern Santa Fe Corp.......    62,423      1,623,622
        Canadian National Railway Co.
         (Canada)...............................   195,700      8,133,292
        Union Pacific Corp......................    40,601      2,430,782
                                                           --------------
                                                               12,187,696
                                                           --------------
      Semiconductor Equipment & Products -- 4.6%
        Altera Corp............................. 1,087,100     13,403,943
        Analog Devices, Inc.(a).................    75,846      1,810,444
        Applied Materials, Inc.(a).............. 1,040,821     13,561,898
        Axcelis Technologies, Inc.(a)...........    31,410        176,179
        Intel Corp.............................. 3,273,379     50,966,511
        KLA-Tencor Corp.(a)(b)..................   211,224      7,470,993
        Linear Technology Corp..................    80,400      2,067,888
        Maxim Integrated Products, Inc..........    43,048      1,422,306
        Micron Technology, Inc.(a)(b)...........   580,528      5,654,343
        Novellus Systems, Inc.(a)(b)............   342,300      9,611,784
        STMicroelectronics NV (Switzerland).....   891,300     17,389,263
        Teradyne, Inc.(a).......................   135,700      1,765,457
        Texas Instruments, Inc.................. 1,658,818     24,898,858
        Xilinx, Inc.(a).........................    50,851      1,047,530
                                                           --------------
                                                              151,247,397
                                                           --------------
      Software -- 4.4%
        Adobe Systems, Inc......................    21,888        542,844
        BEA Systems, Inc.(a)....................   411,100      4,715,317
        BMC Software, Inc.(a)...................   772,441     13,216,466
        Computer Associates International, Inc..    10,260        138,510
        Electronic Arts, Inc.(a)................     5,224        259,998
        Intuit, Inc.(a).........................    23,607      1,107,640
        Microsoft Corp.(a)...................... 2,076,692    107,364,976
        Oracle Corp.(a)......................... 1,185,595     12,804,426
        PeopleSoft, Inc.(a).....................    29,889        546,969
        Rational Software Corp.(a)..............    13,315        138,343
        Siebel Systems, Inc.(a).................    32,798        245,329
        VERITAS Software Corp.(a)...............    91,390      1,427,512
                                                           --------------
                                                              142,508,330
                                                           --------------
      Specialty Retail -- 1.5%
        Bed Bath & Beyond, Inc.(a)..............    18,912        653,031
        Best Buy Co., Inc.(a)...................   193,358      4,669,596
        CarMax, Inc.(a).........................   515,786      9,222,254
        Circuit City Stores-Circuit City
         Group, Inc............................. 1,659,833     12,315,961
        Home Depot, Inc.........................   768,790     18,420,208
        Lowe's Cos., Inc........................   100,908      3,784,050
        The Gap, Inc............................    81,401      1,263,343
                                                           --------------
                                                               50,328,443
                                                           --------------
      Textiles & Apparel
        NIKE, Inc. (Class "B" Stock)............    29,624      1,317,379
                                                           --------------
      Tobacco -- 1.1%
        Philip Morris Cos., Inc.................   918,904     37,243,179
                                                           --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

                          -----------------------------
                          EQUITY PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                            Value
          COMMON STOCKS                       Shares       (Note 2)
          (Continued)                        ---------- --------------
          Wireless Telecommunication Services -- 0.4%
            AT&T Wireless Services, Inc.(a).  2,058,358 $   11,629,723
            Nextel Communications, Inc.
             (Class "A" Stock)(a)...........    114,596      1,323,584
            Sprint Corp. (PCS Group)(a).....     33,063        144,816
            Vodafone Group PLC, ADR
             (United Kingdom)...............     81,335      1,473,790
                                                        --------------
                                                            14,571,913
                                                        --------------
          TOTAL COMMON STOCKS
           (cost $3,702,217,544)......................   3,102,066,841
                                                        --------------
          PREFERRED STOCK -- 0.6%
          Automobiles
            Porsche AG (Germany)(b)
             (cost $19,673,288).............     45,363     18,850,118
                                                        --------------

                                             Principal
                                              Amount
                                               (000)
          CONVERTIBLE BOND -- 0.1%           ----------
          Semiconductor Equipment & Products
            Teradyne, Inc., 3.75%, 10/15/06
             (cost $4,950,395).............. $    4,575      4,093,207
                                                        --------------
          TOTAL LONG-TERM INVESTMENTS
           (cost $3,726,841,227).......................  3,125,010,166
                                                        --------------

                                                              Value
       SHORT-TERM                              Shares        (Note 2)
       INVESTMENTS -- 6.1%                   ------------ --------------
       Mutual Fund -- 4.9%
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (Note 4)(c).......................  158,552,326 $  158,552,326
                                                          --------------

                                              Principal
                                               Amount
                                                (000)
                                             ------------
       Repurchase Agreement -- 1.2%
         State Street Bank & Trust Co.
          Repurchase Agreement,
          0.75%, 1/2/03(d).................. $     40,516     40,516,422
                                                          --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $199,068,748)..............................    199,068,748
                                                          --------------
       TOTAL INVESTMENTS -- 101.5%
        (cost $3,925,909,975; Note 6)....................  3,324,078,914
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(f).....................................         33,700
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (1.5)%.................................    (50,121,149)
                                                          --------------
       NET ASSETS -- 100%................................ $3,273,991,465
                                                          ==============

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $51,809,934; cash collateral $54,112,368 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $40,518,110 due 01/02/03. The value of the collateral including accrued interest was $41,332,949.

(e)Security segregated as collateral for futures contracts.

(f)Open futures contracts as of December 31, 2002 were as follows:

   Number of                  Expiration  Value at       Value at       Unrealized
   Contracts        Type         Date    Trade Date  December 31, 2002 Depreciation
--------------- ------------- ---------- ----------- ----------------- ------------
Long Positions:
      97        S&P 500 Index   Mar 03   $21,660,850    $21,313,325     $(347,525)

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                                -----------------
                                GLOBAL PORTFOLIO
                                -----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 95.4%                      Value
                                                 Shares     (Note 2)
         COMMON STOCKS -- 93.6%                ---------- ------------
         Australia -- 3.8%
           BHP Billiton, Ltd..................  1,494,567 $  8,542,128
           Rio Tinto, Ltd.....................    565,346   10,807,837
                                                          ------------
                                                            19,349,965
                                                          ------------
         Bermuda -- 1.9%
           Everest Re Group, Ltd..............     78,700    4,352,110
           Weatherford International, Ltd.(a).    129,400    5,166,942
                                                          ------------
                                                             9,519,052
                                                          ------------
         China -- 0.7%
           BYD Co., Ltd. (Class "H" Stock)(a).    287,000      579,640
           China Oilfield Services, Ltd....... 13,197,500    3,215,447
                                                          ------------
                                                             3,795,087
                                                          ------------
         Denmark -- 0.8%
           Carlsberg A/S (Class "B" Stock)(b).     96,900    4,264,333
                                                          ------------
         Finland -- 1.5%
           Nokia Oyj..........................    473,300    7,524,303
                                                          ------------
         France -- 3.5%
           Air France.........................    355,375    3,445,688
           TotalFinaElf SA....................    101,305   14,467,921
                                                          ------------
                                                            17,913,609
                                                          ------------
         Republic of Germany -- 1.7%
           Deutsche Boerse AG.................    216,050    8,651,268
                                                          ------------
         Hong Kong -- 3.4%
           China Merchants Holdings
            International Co., Ltd............  8,687,700    6,071,519
           Cosco Pacific, Ltd................. 10,250,000    8,412,011
           Li & Fung, Ltd.....................  3,422,000    3,247,190
                                                          ------------
                                                            17,730,720
                                                          ------------
         Italy -- 3.5%
           Riunione Adriatica di Sicurta SpA..    448,386    5,457,920
           Telecom Italia SpA(b)..............  1,149,400    8,720,203
           Tod's SpA..........................    124,922    3,999,432
                                                          ------------
                                                            18,177,555
                                                          ------------
         Japan -- 8.3%
           Mitsubishi Corp....................  1,737,000   10,611,987
           Nintendo Co., Ltd..................     78,600    7,345,359
           Nissan Motor Co., Ltd..............  1,184,800    9,245,171
           Sohgo Security Services Co., Ltd...    210,000    2,972,949
           Sony Corp..........................    217,600    9,094,932
           Tokyo Gas Co., Ltd.................  1,153,000    3,614,358
                                                          ------------
                                                            42,884,756
                                                          ------------
         Mexico -- 3.5%
           Grupo Financiero BBVA Bancomer,
            SA de CV(a)....................... 11,134,700    8,416,996
           Telefonos de Mexico, SA de CV
            (Class "L" Stock), ADR(b).........    306,200    9,792,276
                                                          ------------
                                                            18,209,272
                                                          ------------
         Netherlands -- 0.9%
           ING Groep NV.......................    272,800    4,620,245
                                                          ------------
         South Korea -- 4.2%
           Hyundai Motor Co., Ltd.............    138,500    3,240,483
           Kookmin Bank.......................    241,040    8,535,627

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- ------------
        South Korea (cont'd.)
          Samsung Electronics Co., Ltd..........    36,200 $  9,583,744
                                                           ------------
                                                             21,359,854
                                                           ------------
        Spain -- 2.9%
          Banco Popular Espanol SA..............   235,949    9,648,630
          Telefonica SA(a)......................   617,848    5,530,289
                                                           ------------
                                                             15,178,919
                                                           ------------
        Switzerland -- 0.8%
          Serono SA.............................     7,411    3,971,629
                                                           ------------
        Taiwan -- 1.4%
          Taiwan Semiconductor
           Manufacturing Co., Ltd.(a)........... 5,760,000    7,057,108
                                                           ------------
        United Kingdom -- 12.4%
          British Airways PLC(a)................ 1,041,000    2,262,472
          Bunzl PLC.............................   746,200    4,564,965
          Exel PLC.............................. 1,098,802   12,170,446
          GKN PLC............................... 1,628,246    5,262,283
          Hilton Group PLC...................... 1,586,700    4,265,893
          Royal Bank of Scotland Group PLC......   467,405   11,196,825
          Signet Group PLC...................... 4,250,100    4,652,717
          Tesco PLC............................. 2,041,600    6,376,333
          Vodafone Group PLC.................... 7,167,654   13,068,142
                                                           ------------
                                                             63,820,076
                                                           ------------
        United States -- 38.4%
          American International Group, Inc.....    55,800    3,228,030
          Amgen, Inc.(a)........................   284,500   13,752,730
          Bed Bath & Beyond, Inc.(a)............   230,600    7,962,618
          BJ Services Co.(a)....................   226,200    7,308,522
          Boise Cascade Corp....................   169,900    4,284,878
          Charter One Financial, Inc............   242,415    6,964,583
          Cisco Systems, Inc.(a)(b).............   411,500    5,390,650
          Citigroup, Inc........................   290,600   10,226,214
          Clear Channel Communications, Inc.(a).    97,400    3,632,046
          Coach, Inc.(a)........................   219,800    7,235,816
          Comcast Corp. (Class "A" Stock)(a)....   131,900    3,108,883
          Comcast Corp.
           (Special Class "A" Stock)(a)(b)......   134,000    3,027,060
          Electronic Arts, Inc.(a)..............   101,100    5,031,747
          Expedia, Inc. (Class "A" Stock)(a)....    82,400    5,515,048
          Goldman Sachs Group, Inc.(b)..........   118,400    8,063,040
          Hotels.com (Class "A" Stock)(a)(b)....    74,500    4,069,935
          International Paper Co................   132,200    4,623,034
          MedImmune, Inc.(a)....................   181,500    4,931,355
          Microsoft Corp.(a)....................   191,000    9,874,700
          Morgan Stanley........................   149,300    5,960,056
          Omnicom Group, Inc....................   106,600    6,886,360
          Pfizer, Inc...........................   222,500    6,801,825
          Pharmacia Corp........................   192,000    8,025,600
          Smith International, Inc.(a)(b).......   232,200    7,574,364
          Target Corp...........................   250,200    7,506,000
          Texas Instruments, Inc.(b)............   342,300    5,137,923
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b)..............   261,700    6,411,650
          USA Interactive(a)(b).................   523,900   12,007,788
          Viacom, Inc. (Class "B" Stock)(a)(b)..    58,100    2,368,156

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

                          -----------------------------
                          GLOBAL PORTFOLIO (Continued)
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                           ---------- ------------
         United States (cont'd.)
           Wal-Mart Stores, Inc...............    145,100 $  7,329,001
           Wyeth..............................     95,400    3,567,960
                                                          ------------
                                                           197,807,572
                                                          ------------
         TOTAL COMMON STOCKS
          (cost $540,710,466)............................  481,835,323
                                                          ------------
         PREFERRED STOCK -- 1.8%
         Germany
           Porsche AG (cost $9,737,786).......     22,383    9,301,021
                                                          ------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $550,448,252)............................  491,136,344
                                                          ------------
         SHORT-TERM INVESTMENT -- 13.1%
         Mutual Fund
           Prudential Core Investment Fund --
            Taxable Money Market Series
            (cost $67,534,364; Note 4)(c)..... 67,534,364   67,534,364
                                                          ------------
         TOTAL INVESTMENTS -- 108.5%
          (cost $617,982,616; Note 6)....................  558,670,708
         UNREALIZED DEPRECIATION ON FORWARD
          FOREIGN CURRENCY CONTRACTS, NET(d).............           (9)
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (8.5)%...............................  (43,739,913)
                                                          ------------
         NET ASSETS -- 100.0%............................ $514,930,786
                                                          ============



The industry classification of portfolio holdings, forward foreign currency contracts and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2002 was as follows:

              Mutual Fund................................  13.1%
              Banks......................................   8.7%
              Diversified Financials.....................   7.3%
              Media......................................   4.9%
              Diversified Telecommunication Services.....   4.7%
              Energy Equipment & Services................   4.5%
              Biotechnology..............................   4.4%
              Semiconductor Equipment & Products.........   4.2%
              Automobiles................................   4.2%
              Metal & Mining.............................   3.8%
              Pharmaceuticals............................   3.6%
              Household Durables.........................   3.2%
              Multi-line Retail..........................   2.9%
              Software...................................   2.9%
              Oil & Gas..................................   2.8%
              Communications Equipment...................   2.6%
              Insurance..................................   2.5%
              Wireless Telecommunication Services........   2.5%
              Air Freight & Couriers.....................   2.4%
              Specialty Retail...........................   2.4%
              Internet & Catalog Retail..................   2.3%
              Textiles & Apparel.........................   2.2%
              Trading Companies & Distributors...........   2.1%
              Internet Software & Services...............   1.9%
              Paper & Forest Products....................   1.8%
              Transportation Infrastructure..............   1.6%
              Commercial Services & Supplies.............   1.5%
              Industrial Conglomerates...................   1.3%
              Food & Drug Retailing......................   1.2%
              Airlines...................................   1.1%
              Auto Components............................   1.0%
              Beverages..................................   0.8%
              Hotels, Restaurants & Leisure..............   0.8%
              Gas Utilities..............................   0.7%
              Distributors...............................   0.6%
                                                          -----
                                                          108.5%
              Forward foreign currency contracts.........    --
              Other liabilities in excess of other assets  (8.5)%
                                                          -----
                                                          100.0%
                                                          =====

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $55,457,074; cash collateral of $57,222,822 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Outstanding forward foreign currency contracts as of December 31, 2002 were as follows.

                                                                Unrealized
                                         Value at     Current  Appreciation
   Forward Foreign Currency Contracts Settlement Date  Value  (Depreciation)
   ---------------------------------- --------------- ------- --------------
           Purchased:
             Danish Krone
             expiring 1/6/03              $17,515     $17,557      $ 42
           Sold:
             Japanese Yen
             expiring 1/6/03               55,852      55,903       (51)
                                                                   ----
                                                                   $ (9)
                                                                   ====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                           --------------------------
                           HIGH YIELD BOND PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                     Moody's                     Principal
                                                     Rating    Interest Maturity  Amount       Value
LONG-TERM INVESTMENTS -- 94.7% CORPORATE           (Unaudited)   Rate     Date     (000)      (Note 2)
BONDS -- 85.8%                                     ----------- -------- -------- --------- --------------
Aerospace/Defense -- 1.0%
 K&F Industries, Inc., Sr. Sub. Notes, Ser. B.....     B3         9.25% 10/15/07  $ 4,900  $    5,071,500
 K&F Industries, Inc., Sr. Sub. Notes.............     B3        9.625% 12/15/10    1,500       1,526,250
 L-3 Communications Corp., Sr. Sub. Notes.........    Ba3        7.625% 06/15/12    4,750       4,892,500
                                                                                           --------------
                                                                                               11,490,250
                                                                                           --------------
Asset Backed Security -- 0.1%
 Inner Harbor CBO, Sub. Bond, Ser. 2001-1A, Class
   B2.............................................    Ba2        11.19% 06/15/13    2,000       1,000,000
                                                                                           --------------
Banks & Financial Services -- 1.0%
 MDP Acquisitions PLC, Sr. Notes(b)...............     NR        9.625% 10/01/12    3,465       3,603,600
 Saul B F Real Estate Investment Trust, Sr.
   Sec'd. Notes, Ser. B...........................     NR         9.75% 04/01/08    1,750       1,736,875
 Sovereign Bancorp, Sr. Notes.....................    Ba2        10.25% 05/15/04    3,835       4,036,338
 UCAR Finance, Inc., Gtd. Notes...................     B3        10.25% 02/15/12    2,550       2,027,250
                                                                                           --------------
                                                                                               11,404,063
                                                                                           --------------
Building & Construction -- 2.2%
 Beazer Homes USA, Inc., Sr. Notes(b).............    Ba2        8.375% 04/15/12    2,850       2,935,500
 Beazer Homes USA, Inc., Sr. Notes................    Ba2        8.625% 05/15/11    3,000       3,090,000
 D.R. Horton, Inc., Gtd. Notes....................    Ba1         8.00% 02/01/09    3,000       3,000,000
 D.R. Horton, Inc., Sr. Notes.....................    Ba1         8.50% 04/15/12    3,250       3,266,250
 KB HOME, Sr. Sub. Notes..........................    Ba3        8.625% 12/15/08    2,800       2,898,000
 New Millenium Homes LLC, Sr. Notes(e)............     NR         0.00% 12/31/04    2,781       1,390,500
 Nortek, Inc., Sr. Sub. Notes, Ser. B.............     B3        9.875% 06/15/11    4,185       4,190,231
 Toll Corp., Sr. Sub. Notes(b)....................    Ba2         8.25% 02/01/11    4,150       4,170,750
                                                                                           --------------
                                                                                               24,941,231
                                                                                           --------------
Cable -- 2.7%
 Avalon Cable Holdings, Sr. Disc. Notes, Zero
   Coupon (until 12/01/03)........................     B2       11.875% 12/01/08    6,000       3,720,000
 Callahan Nordrhein-Westfalen, Sr. Disc. Notes,
   Zero Coupon (until 07/15/05) (Germany)(c)......     D         16.00% 07/15/10    7,000         157,500
 Charter Communications Holdings, Sr. Notes.......     B3        9.625% 11/15/09    4,000       1,780,000
 Charter Communications Holdings, Sr. Notes.......     B3        10.00% 04/01/09    1,000         445,000
 Charter Communications Holdings, Sr. Notes(b)....     B3        10.00% 05/15/11   10,715       4,768,175
 Charter Communications Holdings, Sr. Disc.
   Notes, Zero Coupon (until 05/15/06)............     B3        11.75% 05/15/11    3,150         787,500
 Charter Communications Holdings, Sr. Notes.......     B3        10.25% 01/15/10    2,235         994,575
 Charter Communications Holdings, Sr. Notes.......     B3        10.75% 10/01/09      250         113,125
 Charter Communications Holdings, Sr. Notes.......     B3       11.125% 01/15/11    1,315         595,037
 Coaxial Communications, Inc., Gtd. Sr. Notes.....     B3        10.00% 08/15/06    2,050       1,793,750
 CSC Holdings, Inc., Sr. Notes, Ser. B............     B1        7.625% 04/01/11      150         140,813
 CSC Holdings, Inc., Sr. Sub. Debs................     B2        10.50% 05/15/16    3,269       3,240,396
 Diamond Cable Communications, Sr. Disc. Notes
   (United Kingdom)(c)............................     Ca        10.75% 02/15/07    4,000         360,000
 Insight Communications Co., Inc., Sr. Disc.
   Notes, Zero Coupon (until 02/15/06)............    Caa1       12.25% 02/15/11    2,500       1,378,125
 Insight Midwest, Sr. Notes.......................     B2        10.50% 11/01/10    2,000       1,945,000
 Mediacom Broadband LLC, Gtd. Notes...............     B2        11.00% 07/15/13    2,000       2,030,000
 Mediacom LLC, Sr. Notes..........................     B2        7.875% 02/15/11    2,000       1,670,000
 NTL Communications Corp., Sr. Notes, Ser. B,
   Zero Coupon (until 10/01/03)(c)................     Ca       12.375% 10/01/08    2,000         150,000
 PanAmSat Corp., Gtd. Notes.......................    Ba3         8.50% 02/01/12    3,670       3,504,850
 United Pan-Europe Communications NV, Sr. Disc.
   Notes, Ser. B, Zero Coupon (until 08/01/04)(c).     Ca        12.50% 08/01/09    7,610         456,600
 United Pan-Europe Communications NV, Sr. Disc.
   Notes, Ser. B, Zero Coupon (until 02/01/05)(c).     Ca        13.75% 02/01/10    3,000         180,000
                                                                                           --------------
                                                                                               30,210,446
                                                                                           --------------
Chemicals -- 3.0%
 Avecia Group PLC, Gtd. Notes.....................    Caa1       11.00% 07/01/09    1,000         780,000
 Ferro Corp., Sr. Notes...........................    Baa3       9.125% 01/01/09    3,700       3,905,487

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                             Moody's                     Principal
                                                                             Rating    Interest Maturity  Amount       Value
                                                                           (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                                ----------- -------- -------- --------- --------------
Chemicals (cont'd.)
  Huntsman ICI Chemical, Sr. Sub. Notes...................................    Caa1      10.125% 07/01/09  $ 6,895  $    5,722,850
  Huntsman International LLC, Sr. Notes...................................     B3        9.875% 03/01/09    1,675       1,675,000
  IMC Global, Inc., Gtd. Notes, Ser. B....................................    Ba2       10.875% 06/01/08      570         618,450
  IMC Global, Inc., Gtd. Notes, Ser. B(b).................................    Ba2        11.25% 06/01/11    3,935       4,230,125
  ISP Chemco, Inc., Gtd. Notes, Ser. B....................................     B2        10.25% 07/01/11    3,500       3,622,500
  Lyondell Chemical Co., Sec'd. Notes.....................................    Ba3         9.50% 12/15/08    4,000       3,720,000
  Lyondell Chemical Co., Sec'd. Notes, Ser. B.............................    Ba3        9.875% 05/01/07    3,110       2,985,600
  Lyondell Chemical Co., Sr. Sub. Notes...................................     B2       10.875% 05/01/09    4,550       3,890,250
  OM Group, Inc., Sr. Sub. Notes..........................................    Caa2        9.25% 12/15/11    4,900       2,646,000
                                                                                                                   --------------
                                                                                                                       33,796,262
                                                                                                                   --------------
Computer Services
  Interact Operating Co., Inc., PIK(c)(e).................................     NR        14.00% 08/01/03    3,086          30,856
                                                                                                                   --------------
Consumer Products & Services -- 0.3%
  Coinmach Corp., Sr. Notes...............................................     B2         9.00% 02/01/10    3,510       3,681,113
                                                                                                                   --------------
Containers -- 3.9%
  Applied Extrusion Technologies, Inc., Sr. Notes.........................    Caa1       10.75% 07/01/11    2,525       1,628,625
  Berry Plastics Corp., Gtd. Notes........................................     B3        10.75% 07/15/12    2,920       3,109,800
  BWAY Corp., Sr. Sub. Notes..............................................     B3        10.00% 10/15/10    4,500       4,668,750
  Graham Packaging, Sr. Disc. Notes, Ser. B, Zero Coupon (until 01/15/03).     NR        10.75% 01/15/09   10,700      10,606,375
  Greif Brothers Corp., Sr. Sub. Notes....................................     B2        8.875% 08/01/12    5,250       5,565,000
  Owens-Brockway, Sr. Sec'd. Notes........................................     B2         8.75% 11/15/12    1,255       1,273,825
  Radnor Holdings, Inc., Sr. Gtd. Notes, Ser. B...........................     B2        10.00% 12/01/03      505         429,250
  Silgan Holdings, Inc., Sr. Sub. Debs....................................     B1         9.00% 06/01/09    6,665       6,948,262
  Smurfit-Stone Container Corp., Sr. Notes(b).............................     B2         8.25% 10/01/12    9,000       9,180,000
  United States Can Corp., Sr. Gtd. Sub. Notes, Ser. B....................    Caa1      12.375% 10/01/10      940         404,200
                                                                                                                   --------------
                                                                                                                       43,814,087
                                                                                                                   --------------
Energy -- 8.9%
  AES Eastern Energy LP, Ser. 99-A........................................    Ba1         9.00% 01/02/17    1,500       1,381,335
  AmeriGas Partners LP, Sr. Notes, Ser. C.................................     NR        8.875% 05/20/11    2,950       3,068,000
  Chesapeake Energy Corp., Sr. Notes(b)...................................     B1        8.125% 04/01/11    3,000       3,090,000
  Cogentrix Energy, Inc., Gtd. Notes, Ser. B..............................     B1         8.75% 10/15/08    3,190       1,435,500
  Cogentrix Energy, Inc., Sr. Notes.......................................     B1         8.10% 03/15/04      938         487,760
  El Paso Corp., Sr. Notes(b).............................................    Ba2         7.00% 05/15/11    5,600       3,808,000
  Eott Energy Partners LP, Sr. Notes(c)...................................     NR        11.00% 10/01/09    1,580         726,800
  Ferrellgas Partners LP, Sr. Notes.......................................     B2         8.75% 06/15/12    1,400       1,449,000
  Forest Oil Corp., Sr. Notes.............................................    Ba3         8.00% 06/15/08    1,250       1,318,750
  Forest Oil Corp., Sr. Notes.............................................    Ba3         8.00% 12/15/11    3,100       3,270,500
  Hanover Equipment Trust, Sec'd. Notes...................................     B1         8.50% 09/01/08    2,875       2,803,125
  Hanover Equipment Trust, Sec'd. Notes...................................     B1         8.75% 09/01/11    1,345       1,297,925
  Houston Exploration Co., Sr. Sub. Notes.................................     B2        8.625% 01/01/08    1,815       1,869,450
  Illinois Power Corp., First Mtge. Notes.................................     B3        11.50% 12/15/10    3,150       3,039,750
  Leviathan Gas Pipeline, Sr. Gtd. Sub. Notes, Ser. B.....................     B1       10.375% 06/01/09    2,000       2,030,000
  Magnum Hunter Resources, Sr. Notes(b)...................................     B2         9.60% 03/15/12    2,225       2,364,062
  Mirant Corp., Sr. Notes.................................................     B1         7.90% 07/15/09    1,200         396,000
  Newfield Exploration Co., Sr. Sub. Notes(b).............................    Ba3        8.375% 08/15/12    7,000       7,464,541
  NiSource Finance Corp., Gtd. Notes......................................    Baa3        5.75% 04/15/03    3,000       2,992,104
  Ocean Energy, Inc., Sr. Sub. Notes, Ser. B..............................    Ba1        8.375% 07/01/08    3,000       3,157,500
  Parker and Parsley, Sr. Notes...........................................    Ba1        8.875% 04/15/05    4,000       4,290,444
  Parker Drilling Co., Sr. Notes, Ser. D(b)...............................     B1         9.75% 11/15/06    1,175       1,192,625
  Pemex Project Funding Master Trust, Gtd. Notes..........................    Baa1       9.125% 10/13/10    6,700       7,671,500
  Pioneer Natural Resources Co., Gtd. Notes(b)............................    Ba1         7.50% 04/15/12    5,000       5,406,430
  Plains All American Pipeline LP, Sr. Notes..............................    Ba2         7.75% 10/15/12    4,620       4,804,800
  Premcor USA, Inc., Sub. Notes...........................................     B2        11.50% 10/01/09      782         821,100
  Southern Energy, Sr. Notes..............................................     B1         7.40% 07/15/04    1,500         645,000
  Stone Energy Corp., Sr. Sub. Notes......................................     B2         8.25% 12/15/11    7,000       7,280,000
  Swift Energy Co., Sr. Sub. Notes........................................     B3        10.25% 08/01/09       25          25,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                         Moody's                     Principal
                                                                         Rating    Interest Maturity  Amount       Value
                                                                       (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                            ----------- -------- -------- --------- --------------
Energy (cont'd.)
  Tennessee Gas Pipeline Co., Debs....................................    Ba1         7.00% 03/15/27  $ 5,975  $    5,437,250
  Tennessee Gas Pipeline Co., Debs....................................    Ba1        7.625% 04/01/37    4,615       3,692,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1        8.625% 02/01/09    2,500       2,525,000
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1         9.00% 12/15/05      773         776,865
  Vintage Petroleum, Inc., Sr. Sub. Notes.............................     B1         9.75% 06/30/09    3,582       3,725,280
  Westar Energy, Inc., First Mtge. Notes..............................    Ba1        7.875% 05/01/07    4,280       4,333,500
                                                                                                               --------------
                                                                                                                  100,076,896
                                                                                                               --------------
Food & Beverage -- 2.4%
  Agrilink Foods, Inc., Sr. Gtd. Notes................................     B3       11.875% 11/01/08    1,860       1,994,850
  Carrols Corp., Sr. Gtd. Notes.......................................     B3         9.50% 12/01/08    2,885       2,509,950
  Del Monte Corp., Sr. Sub. Notes(b)..................................     B2        8.625% 12/15/12    2,700       2,754,000
  FRI-MRD Corp., Debs.(e).............................................     NR        12.00% 01/31/05    2,331       1,514,882
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)........    Caa2       10.75% 11/15/07      269          40,313
  National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)........    Caa2       13.00% 05/15/08      286          42,937
  Smithfield Foods, Inc., Sr. Notes(b)................................    Ba2         8.00% 10/15/09    8,525       8,695,500
  Sun World International, Inc., Gtd. Notes, Ser. B(c)................    Caa1       11.25% 04/15/04    1,050         630,000
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1         7.45% 05/15/05    3,500       3,657,500
  Tricon Global Restaurants, Inc., Sr. Notes..........................    Ba1        8.875% 04/15/11    5,000       5,425,000
                                                                                                               --------------
                                                                                                                   27,264,932
                                                                                                               --------------
Gaming -- 8.2%
  Argosy Gaming Co., Sr. Sub. Notes...................................     B2         9.00% 09/01/11      810         857,588
  Aztar Corp., Sr. Sub. Notes.........................................    Ba3        8.875% 05/15/07    1,250       1,275,000
  Boyd Gaming Corp., Sr. Sub. Notes...................................     B1         8.75% 04/15/12    2,250       2,340,000
  Chukchansi Econ. Dev. Auth., Sr. Notes..............................     NR        14.50% 06/15/09    4,000       4,000,000
  Circus Circus, Debs.................................................    Ba2         6.70% 11/15/96    1,680       1,687,857
  Circus Circus, Sr. Sub. Deb. Notes..................................    Ba3        7.625% 07/15/13    2,000       2,000,000
  Circus Circus, Sr. Sub. Notes(b)....................................    Ba3        9.375% 02/15/10    2,295       2,467,125
  Circus Enterprises, Inc., Sr. Notes.................................    Ba2         6.45% 02/01/06    1,220       1,244,400
  Coast Hotels & Casinos, Inc., Sr. Sub. Notes........................     B2         9.50% 04/01/09    2,000       2,140,000
  Fitzgeralds Gaming Corp., Sr. Gtd. Notes (cost $2,271,503;
   purchased 12/22/97)(c)(f)..........................................     NR        12.25% 12/15/04      414         103,598
  Harrah's Operating Co., Inc., Sr. Gtd. Sub. Notes...................    Ba1        7.875% 12/15/05    3,000       3,180,000
  Hollywood Casino Corp., Gtd. Notes..................................     B3        11.25% 05/01/07    2,770       2,991,600
  International Game Technology, Sr. Notes............................    Ba1        7.875% 05/15/04    1,090       1,133,600
  International Game Technology, Sr. Notes............................    Ba1        8.375% 05/15/09    4,000       4,440,000
  Isle of Capri Casinos, Inc., Sr. Sub. Notes.........................     B2         9.00% 03/15/12    1,430       1,487,200
  Mandalay Resort Group, Sr. Notes....................................    Ba2         9.50% 08/01/08    2,250       2,491,875
  MGM Grand, Inc., Gtd. Notes.........................................    Ba2         9.75% 06/01/07    9,726      10,747,230
  MGM Mirage, Inc., Gtd. Notes(b).....................................    Ba2        8.375% 02/01/11      325         350,187
  MGM Mirage, Inc., Gtd. Notes(b).....................................    Ba1         8.50% 09/15/10    2,855       3,154,775
  Mohegan Tribal Gaming Authority, Sr. Sub. Notes.....................    Ba3         8.00% 04/01/12      895         933,038
  Park Place Entertainment Corp., Sr. Notes(b)........................    Ba1         7.50% 09/01/09    7,230       7,435,672
  Park Place Entertainment Corp., Sr. Sub. Notes......................    Ba2        7.875% 12/15/05    3,500       3,561,250
  Park Place Entertainment Corp., Sr. Sub. Notes......................    Ba2        9.375% 02/15/07      355         378,962
  Pinnacle Entertainment, Inc., Gtd. Notes............................    Caa1        9.25% 02/15/07    3,500       3,097,500
  Station Casinos, Inc., Sr. Sub. Notes...............................     B2        9.875% 07/01/10    6,350       6,889,750
  Sun International Hotels, Ltd., Sr. Sub. Notes......................     B2        8.875% 08/15/11    5,980       6,099,600
  Venetian Casino Resort LLC, Second Mtge. Notes......................    Caa1       11.00% 06/15/10    9,910      10,355,950
  Wynn Las Vegas LLC, Second Mtge. Notes(b)...........................     B3        12.00% 11/01/10    5,050       5,100,500
                                                                                                               --------------
                                                                                                                   91,944,257
                                                                                                               --------------
Healthcare -- 8.8%
  ALARIS Medical, Inc., Sr. Disc. Notes, Zero Coupon (until 08/01/03).    Caa2      11.125% 08/01/08    5,925       5,451,000
  ALARIS Medical, Inc., Sr. Sec'd. Notes..............................     B2       11.625% 12/01/06    1,500       1,693,125
  Alliance Imaging, Inc., Sr. Sub. Notes(b)...........................     B3       10.375% 04/15/11    1,000         975,000
  Columbia/HCA Healthcare Corp., Debs.................................    Ba1         7.50% 12/15/23      600         588,185
  Columbia/HCA Healthcare Corp., Sr. Notes............................    Ba1         8.36% 04/15/24    2,000       2,117,586

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Moody's                     Principal
                                                                Rating    Interest Maturity  Amount       Value
                                                              (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                   ----------- -------- -------- --------- --------------
Healthcare (cont'd.)
  Columbia/HCA Healthcare Corp., M.T.N.......................    Ba1         8.70% 02/10/10  $ 3,000  $    3,422,472
  Columbia/HCA Healthcare Corp., M.T.N.......................    Ba1         8.85% 01/01/07    1,464       1,632,957
  Columbia/HCA Healthcare Corp., Notes.......................    Ba1         9.00% 12/15/14    2,000       2,366,680
  Concentra Operating Corp., Sr. Gtd. Sub. Notes.............     B3        13.00% 08/15/09    5,425       5,479,250
  Coventry Health Care, Inc., Sr. Notes......................    Ba3        8.125% 02/15/12    2,800       2,912,000
  Fresenius Medical Care Trust, Gtd. Notes(b)................    Ba2        7.875% 06/15/11    3,000       2,910,000
  Fresenius Medical Care Trust, Sr. Notes....................     NR        7.875% 02/01/08    2,250       2,205,000
  Hanger Orthopedic Group, Inc., Gtd. Notes..................     B2       10.378% 02/15/09    2,400       2,484,000
  Hanger Orthopedic Group, Inc., Sr. Sub. Notes(b)...........     B3        11.25% 06/15/09    1,785       1,838,550
  Harborside Healthcare Corp., Gtd. Notes, Zero Coupon
   (until 08/01/04)(c)(e)....................................     NR        12.00% 08/01/07    1,475         280,250
  HCA, Inc., Notes...........................................    Ba1        7.125% 06/01/06    7,000       7,418,159
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        6.875% 06/15/05    1,000         860,000
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        7.375% 10/01/06      750         648,750
  HEALTHSOUTH Corp., Notes...................................    Ba3        7.625% 06/01/12    2,525       2,083,125
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3        8.375% 10/01/11    2,000       1,690,000
  HEALTHSOUTH Corp., Sr. Notes...............................    Ba3         8.50% 02/01/08    1,700       1,462,000
  HEALTHSOUTH Corp., Sr. Sub. Notes(b).......................     B2        10.75% 10/01/08    3,350       2,830,750
  Magellan Health Services, Inc., Sr. Notes(b)...............    Caa2       9.375% 11/15/07    3,770       2,978,300
  MedQuest, Inc., Sr. Sub. Notes.............................     B3       11.875% 08/15/12    4,050       3,948,750
  PerkinElmer, Inc., Sr. Sub. Notes(b).......................    Ba3        8.875% 01/15/13    2,925       2,881,125
  Res-Care, Inc., Sr. Notes..................................     B2       10.625% 11/15/08    2,400       1,752,000
  Rotech Healthcare, Inc., Sr. Sub. Notes....................     B2         9.50% 04/01/12    5,600       5,607,000
  Select Medical Corp., Sr. Sub. Notes.......................     B3         9.50% 06/15/09    2,415       2,499,525
  Senior Housing Properties Trust, Sr. Notes.................    Ba2        8.625% 01/15/12   10,100       9,948,500
  Service Corp. International, Notes.........................     B1         6.00% 12/15/05    3,158       2,968,520
  Service Corp. International, Notes.........................     B1         6.50% 03/15/08    2,750       2,461,250
  Service Corp. International, Debs.(b)......................     B1        7.875% 02/01/13    2,000       1,782,500
  Triad Hospitals Holding, Sr. Notes, Ser. B.................     B1         8.75% 05/01/09    1,100       1,178,375
  Triad Hospitals Holding, Sr. Sub. Notes....................     B2        11.00% 05/15/09    4,555       5,033,275
  Ventas Realty LP, Sr. Notes................................    Ba3         8.75% 05/01/09    2,000       2,070,000
  Ventas Realty LP, Sr. Notes................................    Ba3         9.00% 05/01/12      900         940,500
                                                                                                      --------------
                                                                                                          99,398,459
                                                                                                      --------------
Industrials -- 5.8%
  Actuant Corp., Sr. Sub. Notes, Ser. A......................     B2        13.00% 05/01/09      780         912,600
  Alliant Techsystems, Inc., Sr. Sub. Notes..................     B2         8.50% 05/15/11    1,910       2,062,800
  Allied Waste of North America, Inc., Sr. Sub. Notes........    Ba3        7.375% 01/01/04    1,000       1,000,000
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3        7.625% 01/01/06    1,250       1,243,750
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3        7.875% 01/01/09    4,560       4,491,600
  Allied Waste of North America, Inc., Sr. Notes.............    Ba3         8.50% 12/01/08    8,200       8,241,000
  Allied Waste of North America, Inc., Sr. Notes(b)..........     B2        10.00% 08/01/09    3,810       3,781,425
  Browning-Ferris Industries, Inc., Deb. Notes...............    Ba3         7.40% 09/15/35    2,000       1,639,364
  Eagle-Picher Holdings, Inc., Sr. Sub. Notes................    Caa1       9.375% 03/01/08    1,750       1,233,750
  Foamex LP, Gtd. Notes......................................     B3        10.75% 04/01/09      600         420,000
  Gentek, Inc., Sr. Sub. Notes(c)............................     Ca        11.00% 08/01/09    3,385         101,550
  GNI Group, Inc., Sr. Notes(c)..............................    Caa3      10.875% 07/15/05    4,000          80,000
  International Wire Group, Inc., Sr. Sub. Notes.............    Caa1       11.75% 06/01/05      700         441,000
  International Wire Group, Inc., Sr. Sub. Notes, Ser. B.....    Caa1       11.75% 06/01/05    3,000       1,890,000
  Iron Mountain, Inc., Gtd. Notes............................     B2        8.625% 04/01/13    3,150       3,291,750
  JLG Industries, Inc., Sr. Sub. Notes.......................    Ba2        8.375% 06/15/12    1,525       1,265,750
  Joy Global, Inc, Gtd. Notes, Ser. B(b).....................     B2         8.75% 03/15/12    4,725       4,925,812
  Manitowoc Co., Inc., Sr. Sub. Notes........................     B2        10.50% 08/01/12    3,250       3,371,875
  Motors & Gears, Inc., Sr. Notes............................    Caa1       10.75% 11/15/06    4,000       3,450,000
  Rexnord Corp., Sr. Sub. Notes(b)...........................     B3       10.125% 12/15/12    3,575       3,664,375
  Sequa Corp.................................................    Ba3         9.00% 08/01/09    2,160       2,073,600
  Stellex Industries, Inc., Sr. Sub. Notes (cost $3,593,591;
   purchased 10/23/97)(c)(e)(f)..............................     NR         9.50% 11/01/07    4,000             520
  Terex Corp., Sr. Sub. Notes................................     B3        8.875% 04/01/08      650         585,813

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                            Moody's                     Principal
                                                                            Rating    Interest Maturity  Amount       Value
                                                                          (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                               ----------- -------- -------- --------- --------------
Industrials (cont'd.)
  Terex Corp., Sr. Sub. Notes............................................     B3         9.25% 07/15/11  $ 2,825  $    2,574,281
  Terex Corp., Sr. Sub. Notes............................................     B3       10.375% 04/01/11    3,445       3,238,300
  Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c).     C         12.50% 06/01/08    2,375          11,875
  United Rentals, Inc., Gtd. Notes, Ser. B...............................     B2         9.25% 01/15/09    1,250       1,021,875
  United Rentals, Inc., Gtd. Notes, Ser. B...............................     B2         9.50% 06/01/08    5,150       4,210,125
  Xerox Corp., Sr. Notes.................................................     B1         9.75% 01/15/09    4,395       4,219,200
                                                                                                                  --------------
                                                                                                                      65,443,990
                                                                                                                  --------------
Lodging & Leisure -- 5.5%
  Extended Stay America, Inc., Sr. Sub. Notes............................     B2        9.875% 06/15/11    1,860       1,887,900
  Felcor Lodging LP, Gtd. Notes..........................................    Ba3         9.50% 09/15/08    5,170       5,273,400
  Hilton Hotels Corp., Notes.............................................    Ba1        7.625% 12/01/12    1,550       1,565,271
  Hilton Hotels Corp., Sr. Notes.........................................    Ba1         7.50% 12/15/17      285         268,437
  HMH Properties, Inc., Sr. Gtd. Notes, Ser. A(b)........................    Ba3        7.875% 08/01/05    1,000         985,000
  HMH Properties, Inc., Sr. Gtd. Notes, Ser. B(b)........................    Ba3        7.875% 08/01/08    6,850       6,644,500
  Host Marriott LP, Sr. Notes............................................    Ba3         9.50% 01/15/07    8,475       8,602,125
  Intrawest Corp., Sr. Notes.............................................     B1        10.50% 02/01/10    6,720       7,056,000
  ITT Corp.(b)...........................................................    Ba1         6.75% 11/15/05    3,030       3,030,000
  ITT Corp., Sr. Sub. Notes, Ser. B......................................    Ba1        7.375% 11/15/15    1,250       1,150,000
  La Quinta Inns, Inc., Sr. Notes........................................    Ba3         7.40% 09/15/05    1,000         991,250
  Prime Hospitality Corp., Sr. Sub. Notes, Ser. B........................     B1        8.375% 05/01/12    2,300       2,231,000
  Regal Cinemas, Inc., Sr. Sub. Notes, Ser. B............................     B3        9.375% 02/01/12    5,000       5,325,000
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)..................    Ba2        8.125% 07/28/04    1,185       1,167,225
  Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)..................    Ba2         8.75% 02/02/11    1,285       1,195,050
  Starwood Hotels & Resorts Worldwide, Inc., Notes.......................    Ba1        7.375% 05/01/07    5,900       5,796,750
  Starwood Hotels & Resorts Worldwide, Inc., Notes.......................    Ba1        7.875% 05/01/12    2,235       2,212,650
  Vail Resorts, Inc., Gtd. Notes.........................................     B2         8.75% 05/15/09    3,500       3,587,500
  WCI Communities, Inc., Gtd. Notes......................................    Ba3        9.125% 05/01/12    4,000       3,600,000
                                                                                                                  --------------
                                                                                                                      62,569,058
                                                                                                                  --------------
Media -- 6.8%
  Alliance Atlantis, Sr. Sub. Notes......................................     B1        13.00% 12/15/09    3,520       3,836,800
  American Color Graphics, Inc., Gtd. Notes..............................     B3        12.75% 08/01/05    4,500       4,432,500
  American Media Operations, Inc., Gtd. Notes, Ser. B....................     B2        10.25% 05/01/09    1,510       1,562,850
  CanWest Media, Inc., Sr. Sub. Notes (Canada)...........................     B2       10.625% 05/15/11    3,000       3,202,500
  Clear Channel Communications, Inc., Notes..............................    Baa3       7.875% 06/15/05    3,200       3,503,418
  Dex Media East LLC, Sr. Sub. Notes(b)..................................     B3       12.125% 11/15/12   11,000      12,182,500
  Entercom Radio LLC, Gtd. Notes.........................................    Ba3        7.625% 03/01/14    3,855       4,047,750
  Gray Television, Inc., Sr. Sub. Notes..................................     B3         9.25% 12/15/11    4,325       4,654,781
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)......    Caa1       10.00% 03/01/08      950         970,187
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until 03/01/03)......    Caa1       10.00% 03/01/08    4,000       4,155,000
  Paxson Communications Corp., Gtd. Notes................................     B3        10.75% 07/15/08      350         345,188
  Phoenix Color Corp., Sr. Sub. Notes....................................    Caa2      10.375% 02/01/09    4,000       3,400,000
  PRIMEDIA, Inc., Sr. Notes..............................................     B3        8.875% 05/15/11    2,000       1,810,000
  Quebecor Media, Inc., Sr. Notes (Canada)...............................     B2       11.125% 07/15/11    3,500       3,224,375
  Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06)
   (Canada)..............................................................     B2        13.75% 07/15/11    4,000       2,265,000
  R.H. Donnelley Finance Corp., Sr. Sub. Notes(b)........................     B2       10.875% 12/15/12    3,025       3,297,250
  Radio Unica Corp., Sr. Disc. Notes, Zero Coupon (until 08/01/02).......    Caa3       11.75% 08/01/06    1,750         903,437
  Sinclair Broadcast Group, Inc., Gtd. Notes.............................     B2         8.00% 03/15/12    2,500       2,606,250
  Sinclair Broadcast Group, Inc., Gtd. Notes.............................     B2         8.75% 12/15/11    2,500       2,690,625
  Star Choice Communications, Sr. Sec'd. Notes (Canada)..................     B3        13.00% 12/15/05    5,750       5,433,750
  Sun Media Corp., Sr. Sub. Notes........................................     B2         9.50% 02/15/07    1,700       1,742,500
  Susquehanna Media Co., Sr. Sub. Notes..................................     B1         8.50% 05/15/09    1,800       1,858,500
  Vertis, Inc., Gtd. Notes, Ser. B.......................................     B2       10.875% 06/15/09    2,500       2,600,000
  Vertis, Inc., Sr. Notes................................................     NR       10.875% 06/15/09    2,100       2,184,000
                                                                                                                  --------------
                                                                                                                      76,909,161
                                                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                 Moody's                     Principal
                                                                 Rating    Interest Maturity  Amount       Value
                                                               (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                    ----------- -------- -------- --------- --------------
Metals & Mining -- 1.7%
  AK Steel Corp., Notes.......................................     B1         7.75% 06/15/12  $ 9,000  $    9,067,500
  AK Steel Corp., Sr. Notes...................................     B1        7.875% 02/15/09    2,000       2,020,000
  Century Aluminum Co., First Mtge. Notes.....................    Ba3        11.75% 04/15/08    4,370       4,238,900
  Great Central Mines, Ltd., Sr. Notes........................    Ba2        8.875% 04/01/08    2,300       2,288,500
  Sheffield Steel Corp., Sr. Sec'd. Notes.....................     NR        10.00% 04/30/07      853         554,450
  United States Steel LLC, Sr. Notes(b).......................    Ba3        10.75% 08/01/08    1,465       1,443,025
                                                                                                       --------------
                                                                                                           19,612,375
                                                                                                       --------------
Paper & Forest Products -- 1.5%
  Caraustar Industries, Inc., Sr. Sub. Notes..................    Ba2        9.875% 04/01/11      660         679,800
  Doman Industries, Ltd., Sr. Notes (Canada), Ser. B..........     Ca         9.25% 11/15/07    1,265         158,125
  Georgia-Pacific Corp., Debs.................................    Ba1         7.70% 06/15/15    1,000         850,000
  Georgia-Pacific Corp., Sr. Notes............................    Ba1        8.125% 05/15/11      270         256,500
  Riverwood International Corp., Sr. Notes....................     B3       10.625% 08/01/07      960         993,600
  Riverwood International Corp., Gtd. Notes...................    Caa1      10.875% 04/01/08    3,485       3,502,425
  Stone Container Corp., Sr. Notes............................     B2        8.375% 07/01/12    5,700       5,842,500
  Stone Container Corp., Sr. Notes............................     B2         9.75% 02/01/11      430         460,100
  Stone Container Corp., Sr. Sub. Notes.......................     B2        11.50% 08/15/06    1,510       1,600,600
  Tembec Industries, Inc., Gtd. Notes.........................    Ba1         7.75% 03/15/12    2,900       2,813,000
                                                                                                       --------------
                                                                                                           17,156,650
                                                                                                       --------------
Retail & Supermarkets -- 2.7%
  AutoNation, Inc., Gtd. Notes................................    Ba2         9.00% 08/01/08      375         378,750
  Delhaize America, Inc., Gtd. Notes(b).......................    Ba1        8.125% 04/15/11    4,185       4,048,983
  Dillard's, Inc., Notes, Ser. A..............................    Ba3         6.43% 08/01/04      760         748,600
  DIMON, Inc., Gtd. Notes, Ser. B.............................    Ba3        9.625% 10/15/11      850         898,875
  Fleming Cos., Inc., Gtd. Notes..............................     B2       10.125% 04/01/08    1,500       1,290,000
  Homeland Stores, Inc., Sr. Notes(c).........................     NR        10.00% 08/01/03    4,260         809,400
  JC Penney Co., Inc., Deb. Notes.............................    Ba3         7.40% 04/01/37    3,565       3,600,650
  Pantry, Inc., Sr. Notes.....................................     B3        10.25% 10/15/07    2,615       2,346,962
  Pathmark Stores, Inc., Sr. Sub. Notes(b)....................     B2         8.75% 02/01/12    2,000       1,840,000
  Rite Aid Corp., Notes.......................................    Caa3        6.00% 12/15/05    2,695       2,331,175
  Rite Aid Corp., Deb. Notes..................................    Caa3       6.875% 08/15/13    2,000       1,445,000
  Rite Aid Corp., Notes.......................................    Caa3       6.875% 12/15/28    2,800       1,778,000
  Rite Aid Corp., Deb. Notes..................................    Caa3        7.70% 02/15/27    2,800       1,960,000
  Saks, Inc., Gtd. Notes......................................     B1        7.375% 02/15/19    4,500       3,532,500
  The Great Atlantic & Pacific Tea Co., Inc.(b)...............     B3         7.75% 04/15/07    3,090       2,224,800
  Winn-Dixie Stores, Inc., Gtd. Notes.........................    Ba2        8.875% 04/01/08      645         659,513
                                                                                                       --------------
                                                                                                           29,893,208
                                                                                                       --------------
Technology -- 3.4%
  Amkor Technology, Inc., Sr. Notes...........................     B1         9.25% 05/01/06    1,010         863,550
  Amkor Technology, Inc., Sr. Notes...........................     B1         9.25% 02/15/08    3,565       3,012,425
  Ampex Corp., Sec'd. Notes(c)................................     NR        12.00% 08/15/08    5,904         885,632
  Fairchild Semiconductor Corp., Gtd. Notes(b)................     B2       10.375% 10/01/07    3,750       3,937,500
  Fairchild Semiconductor Corp., Sr. Sub. Notes(b)............     B2        10.50% 02/01/09    2,685       2,899,800
  Flextronics International, Ltd., Sr. Sub. Notes (Singapore).    Ba2        9.875% 07/01/10    5,740       6,184,850
  Nortel Networks, Ltd., Notes(b).............................     B3        6.125% 02/15/06    1,170         783,900
  ON Semiconductor Corp., Gtd. Notes..........................     B3        12.00% 05/15/08    3,500       2,572,500
  Sanmina-SCI Corp., Sr. Sec'd. Note(b).......................    Ba2       10.375% 01/15/10    2,200       2,222,000
  Seagate Technology International, Sr. Notes.................    Ba2         8.00% 05/15/09    2,000       2,070,000
  Unisys Corp., Sr. Notes.....................................    Ba1         7.25% 01/15/05    6,200       6,262,000
  Unisys Corp., Sr. Notes.....................................    Ba1        8.125% 06/01/06    3,200       3,336,000
  Veritas DGC, Inc., Sr. Notes................................    Ba3         9.75% 10/15/03    2,025       2,004,750
  Xerox Capital Europe PLC, Gtd. Notes (United Kingdom).......     B1        5.875% 05/15/04    1,950       1,862,250
                                                                                                       --------------
                                                                                                           38,897,157
                                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                Moody's                     Principal
                                                                                Rating    Interest Maturity  Amount
                                                                              (Unaudited)   Rate     Date     (000)
CORPORATE BONDS (Continued)                                                   ----------- -------- -------- ---------
Telecommunications -- 7.5%
  AT&T Broadband Corp., Notes(b).............................................    Baa3       8.375% 03/15/13  $1,855
  Avaya, Inc., Sec'd. Notes..................................................     B2       11.125% 04/01/09   1,000
  Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)...............................     NR        12.75% 05/15/05     900
  Birch Telecommunications, Inc., Sr. Notes(c)...............................     NR        14.00% 06/15/08   2,500
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(e)(f)............................     NR        14.00% 10/01/07   3,680
  Citizens Communications Co., Notes.........................................    Baa2        9.25% 05/15/11   6,559
  Crown Castle International Corp., Sr. Notes(b).............................     B3        10.75% 08/01/11   2,990
  Dobson Communications, Sr. Notes...........................................     B3       10.875% 07/01/10     400
  Echostar DBS Corp., Sr. Notes..............................................     B1        9.125% 01/15/09   7,960
  Echostar DBS Corp., Sr. Notes..............................................     B1         9.25% 02/01/06   5,325
  Echostar DBS Corp., Sr. Notes..............................................     B1       10.375% 10/01/07   4,600
  FairPoint Communications, Inc., Sr. Sub. Notes.............................    Caa1       12.50% 05/01/10   2,120
  Impsat Corp., Sr. Notes(c).................................................     NR       12.375% 06/15/08   1,600
  Netia Holdings BV, Sr. Sec'd. Notes(b)(e)..................................     NR        10.00% 12/20/08     179
  Nextel Communications, Inc., Term Loan B
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................     NR        4.813% 06/30/08   1,247
  Nextel Communications, Inc., Term Loan C
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................     NR        5.063% 12/31/08   1,247
  Nextel Communications, Inc., Sr. Notes.....................................     B3        9.375% 11/15/09     645
  Nextel Communications, Inc., Sr. Notes.....................................     B3         9.50% 02/01/11   4,160
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 09/15/02).     B3        10.65% 09/15/07   4,635
  Qwest Corp., Debs..........................................................    Ba3         7.50% 06/15/23   2,000
  Qwest Corp., Notes.........................................................    Ba3        7.625% 06/09/03   1,000
  Qwest Services Corp., Sr. Sec'd. Notes.....................................     NR        13.50% 12/15/10   1,835
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................    Ba3        9.625% 05/01/11   1,300
  Sprint Capital Corp., Gtd. Notes...........................................    Baa3        5.70% 11/15/03   8,500
  Sprint Capital Corp., Notes................................................    Baa3       8.375% 03/15/12   3,000
  Telus Corp., Notes.........................................................    Ba1         8.00% 06/01/11   4,510
  Tritel PCS, Inc., Gtd. Notes...............................................    Baa2      10.375% 01/15/11   3,977
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04).................    Baa2       12.75% 05/15/09   4,075
  Verizon Wireless, Inc., Notes..............................................     A3        5.375% 12/15/06   3,000
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..    Baa2      11.875% 11/15/09   6,835



Transportation -- 4.3%
  American Axle & Manufacturing, Inc., Gtd. Notes............................    Ba2         9.75% 03/01/09   4,035
  AMR Corp., Deb. Notes......................................................     B2        10.00% 04/15/21   1,695
  AMR Corp., Notes...........................................................     NR        10.40% 03/10/11   1,000
  AMR Corp., M.T.N...........................................................     NR        10.40% 03/15/11   1,000
  AMR Corp., M.T.N...........................................................     NR        10.55% 03/12/21   1,425
  ArvinMeritor, Inc., Notes(b)...............................................    Baa3        8.75% 03/01/12   6,275
  Calair Capital Corp., Gtd. Notes...........................................    Ba2        8.125% 04/01/08   3,138
  Continental Airlines, Inc., Sr. Notes......................................     B3         8.00% 12/15/05   1,180
  Delta Air Lines, Inc., M.T.N., Ser. C......................................    Ba3         6.65% 03/15/04   2,355
  Delta Air Lines, Inc., Notes...............................................    Ba3         7.70% 12/15/05   8,410
  Delta Air Lines, Inc., Sr. Notes...........................................    Ba3         8.30% 12/15/29   2,105
  Delta Air Lines, Inc., Debs................................................    Ba3       10.375% 12/15/22   1,280
  Holt Group, Inc., Sr. Notes(c).............................................     C          9.75% 01/15/06     800
  Kansas City Southern Railway, Sr. Notes(b).................................    Ba2         7.50% 06/15/09   2,750
  Lear Corp., Gtd. Notes, Ser. B.............................................    Ba1         7.96% 05/15/05   4,500
  Lear Corp., Gtd. Notes, Ser. B.............................................    Ba1         8.11% 05/15/09   1,500
  MSX International, Inc., Gtd. Notes........................................     B3       11.375% 01/15/08   1,105
  Navistar International Corp., Sr. Notes, Ser. B............................    Ba3        9.375% 06/01/06   1,575
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2         8.52% 04/07/04   1,850
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2         8.70% 03/15/07   1,000
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2        8.875% 06/01/06   1,000
  Northwest Airlines, Inc., Gtd. Notes.......................................     B2        9.875% 03/15/07   1,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..........................    Caa1       10.25% 12/15/07   1,180
  Stena AB, Sr. Notes (Sweden)...............................................    Ba3         8.75% 06/15/07   3,700
  Stena AB, Sr. Notes (Sweden)(b)............................................    Ba3        9.625% 12/01/12   1,600

                                                                                  Value
                                                                                 (Note 2)
CORPORATE BONDS (Continued)                                                   --------------
Telecommunications -- 7.5%
  AT&T Broadband Corp., Notes(b)............................................. $    2,107,247
  Avaya, Inc., Sec'd. Notes..................................................        905,000
  Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)...............................        180,000
  Birch Telecommunications, Inc., Sr. Notes(c)...............................            250
  Cellnet Data Systems, Inc., Sr. Disc. Notes, Zero Coupon (until 10/01/02)
   (cost $2,566,560; purchased 01/26/99)(c)(e)(f)............................             37
  Citizens Communications Co., Notes.........................................      7,811,854
  Crown Castle International Corp., Sr. Notes(b).............................      2,616,250
  Dobson Communications, Sr. Notes...........................................        338,000
  Echostar DBS Corp., Sr. Notes..............................................      8,377,900
  Echostar DBS Corp., Sr. Notes..............................................      5,577,938
  Echostar DBS Corp., Sr. Notes..............................................      4,979,500
  FairPoint Communications, Inc., Sr. Sub. Notes.............................      1,526,400
  Impsat Corp., Sr. Notes(c).................................................         48,000
  Netia Holdings BV, Sr. Sec'd. Notes(b)(e)..................................         86,251
  Nextel Communications, Inc., Term Loan B
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................      1,148,683
  Nextel Communications, Inc., Term Loan C
   (cost $1,064,520; purchased 05/07/02)(f)(g)...............................      1,148,684
  Nextel Communications, Inc., Sr. Notes.....................................        583,725
  Nextel Communications, Inc., Sr. Notes.....................................      3,744,000
  Nextel Communications, Inc., Sr. Disc. Notes, Zero Coupon (until 09/15/02).      4,426,425
  Qwest Corp., Debs..........................................................      1,590,000
  Qwest Corp., Notes.........................................................        980,000
  Qwest Services Corp., Sr. Sec'd. Notes.....................................      1,908,400
  Rogers Wireless Communications, Inc., Sec'd. Notes.........................      1,228,500
  Sprint Capital Corp., Gtd. Notes...........................................      8,457,500
  Sprint Capital Corp., Notes................................................      2,985,000
  Telus Corp., Notes.........................................................      4,329,600
  Tritel PCS, Inc., Gtd. Notes...............................................      4,255,390
  Tritel PCS, Inc., Gtd. Notes, Zero Coupon (until 05/15/04).................      3,789,750
  Verizon Wireless, Inc., Notes..............................................      3,134,058
  VoiceStream Wireless Corp., Sr. Disc. Notes, Zero Coupon (until 11/15/04)..      5,809,750
                                                                              --------------
                                                                                  84,074,092
                                                                              --------------
Transportation -- 4.3%
  American Axle & Manufacturing, Inc., Gtd. Notes............................      4,327,538
  AMR Corp., Deb. Notes......................................................        711,900
  AMR Corp., Notes...........................................................        450,000
  AMR Corp., M.T.N...........................................................        531,187
  AMR Corp., M.T.N...........................................................        635,750
  ArvinMeritor, Inc., Notes(b)...............................................      6,620,125
  Calair Capital Corp., Gtd. Notes...........................................      1,412,100
  Continental Airlines, Inc., Sr. Notes......................................        578,200
  Delta Air Lines, Inc., M.T.N., Ser. C......................................      1,978,200
  Delta Air Lines, Inc., Notes...............................................      6,475,700
  Delta Air Lines, Inc., Sr. Notes...........................................      1,241,950
  Delta Air Lines, Inc., Debs................................................        832,000
  Holt Group, Inc., Sr. Notes(c).............................................         25,000
  Kansas City Southern Railway, Sr. Notes(b).................................      2,901,250
  Lear Corp., Gtd. Notes, Ser. B.............................................      4,618,125
  Lear Corp., Gtd. Notes, Ser. B.............................................      1,586,250
  MSX International, Inc., Gtd. Notes........................................        419,900
  Navistar International Corp., Sr. Notes, Ser. B............................      1,512,000
  Northwest Airlines, Inc., Gtd. Notes.......................................      1,563,250
  Northwest Airlines, Inc., Gtd. Notes.......................................        640,000
  Northwest Airlines, Inc., Gtd. Notes.......................................        650,000
  Northwest Airlines, Inc., Gtd. Notes.......................................        640,000
  Standyne Automotive Corp., Sr. Sub. Notes, Ser. B..........................        932,200
  Stena AB, Sr. Notes (Sweden)...............................................      3,704,625
  Stena AB, Sr. Notes (Sweden)(b)............................................      1,652,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount       Value
                                                                     (Unaudited)   Rate     Date     (000)      (Note 2)
CORPORATE BONDS (Continued)                                          ----------- -------- -------- --------- --------------
Transportation (cont'd.)
  Stena AB, Sr. Notes (Sweden)......................................    Ba3        10.50% 12/15/05 $  2,175  $    2,234,812
  Trism, Inc., Gtd. Notes(c)........................................     NR        12.00% 02/15/05    1,305           6,523
                                                                                                             --------------
                                                                                                                 48,880,585
                                                                                                             --------------
Utilities -- 4.1%
  AES Drax Holdings, Ltd., Sr. Sec'd. Bond, Ser. B (United Kingdom).    Caa2       10.41% 12/31/20   10,295       5,765,200
  Beaver Valley II Funding Corp., Debs..............................    Baa3        9.00% 06/01/17    4,000       4,430,328
  Calpine Canada Energy Finance, Gtd. Notes (Canada)................     B1         8.50% 05/01/08    2,500       1,087,500
  Calpine Corp., Sr. Notes..........................................     B1         8.50% 02/15/11   18,720       8,143,200
  Calpine Corp., Sr. Notes..........................................     B1         8.75% 07/15/07    5,000       2,175,000
  CMS Energy Corp., Sr. Notes.......................................     B3         9.88% 10/15/07    2,225       2,113,750
  Midland Funding II Corp., Debs....................................    Ba3        11.75% 07/23/05    9,170       9,353,400
  Midland Funding II, Debs..........................................    Ba3        13.25% 07/23/06    2,875       2,975,625
  Mirant Americas Generation LLC, Sr. Notes.........................    Ba3         7.20% 10/01/08    1,050         498,750
  Mirant Americas Generation LLC, Sr. Notes(b)......................    Ba3        7.625% 05/01/06    2,500       1,312,500
  Mirant Americas Generation LLC, Sr. Notes.........................    Ba3         8.30% 05/01/11      900         427,500
  Orion Power Holdings, Inc., Sr. Notes.............................     B3        12.00% 05/01/10    4,900       3,528,000
  Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C(b)....     B3        9.681% 07/02/26    1,000         625,000
  USEC, Inc., Sr. Notes.............................................    Ba2         6.75% 01/20/09    1,000         886,146
  York Power Funding, Sr. Sec'd. Notes (Cayman Islands)
   (cost $2,978,000; purchased 07/31/98)(c)(e)(f)...................     NR        12.00% 10/30/07    2,958       2,484,720
                                                                                                             --------------
                                                                                                                 45,806,619
                                                                                                             --------------
TOTAL CORPORATE BONDS
 (cost $1,059,637,024)......................................................................................    968,295,747
                                                                                                             --------------
CONVERTIBLE BONDS -- 0.4%
  Nortel Networks Corp..............................................     B3         4.25% 09/01/08      900         470,250
  Solectron Corp.(b)................................................    Ba3          Zero 11/20/20    7,000       3,552,500
                                                                                                             --------------
TOTAL CONVERTIBLE BONDS
 (cost $4,451,733)..........................................................................................      4,022,750
                                                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS -- 3.7%
  Federal Republic of Brazil (Brazil)...............................     B1         8.00% 04/15/14    4,372       2,874,265
  Federal Republic of Colombia (Colombia)...........................    Ba2        10.00% 01/23/12    7,652       7,728,520
  Federal Republic of Colombia (Colombia)...........................    Ba2        10.75% 01/15/13    2,551       2,640,285
  Federal Republic of Panama (Panama)...............................    Ba1         9.63% 02/08/11    5,000       5,462,500
  Federal Republic of Peru (Peru)...................................    Ba3         4.00% 03/07/17   11,680       8,409,600
  Federal Republic of Philippines (Philippines)(b)..................    Ba1        9.375% 01/18/17    3,000       3,097,500
  Russian Federation (Russia).......................................    Ba3         5.00% 03/31/30   10,750       8,519,375
  Russian Federation (Russia).......................................    Ba2         5.00% 03/31/30    4,000       3,176,000
                                                                                                             --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (cost $38,177,147).........................................................................................     41,908,045
                                                                                                             --------------
                                                                                                    Shares
                                                                                                   ---------
COMMON STOCKS -- 0.2%
  Adelphia Business Solutions, Inc. (Class "B" Stock)(a)........................................     25,755             618
  Classic Communications, Inc.(a)(e)............................................................      6,000              60
  Contour Energy Co.(a).........................................................................    115,200           2,074
  Jasper Energy LLC(a)(e).......................................................................     20,307               0
  Kaiser Group Holdings, Inc. 7.00%(e)..........................................................     39,058       1,367,018
  PSF Bancorp, Inc.(a)(e).......................................................................        220         330,375
  Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(f)....................................     74,058             740
  RCN Corp.(a)..................................................................................        156              83
  Samuels Jewelers, Inc.(a).....................................................................     36,825           1,473
  Sheffield Steel Corp.(a)......................................................................    135,158         202,737
  Star Gas Partners LP..........................................................................      2,561          47,378
  Stellex Technologies, Inc.(a).................................................................        859               0
  Systems Holding, Inc.(e)......................................................................     29,402             294

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                                     Value
                                                                                         Shares     (Note 2)
COMMON STOCKS (Continued)                                                                ------- --------------
  Trism, Inc.(a)......................................................................    82,628 $           83
  Waste Systems International, Inc., (cost $1,970,169; purchased 02/01/99)(a)(f)......   503,351          1,032
  York Research Corp.(c)(e)...........................................................     4,155              0
                                                                                                 --------------
TOTAL COMMON STOCKS
 (cost $4,602,030)..............................................................................      1,953,965
                                                                                                 --------------
PREFERRED STOCKS(a) -- 4.5%
  Adelphia Communications Corp., PIK, 13.00%(c).......................................     5,000          2,500
  AmeriKing, Inc., PIK, 13.00%........................................................    36,672            367
  Century Maintenance Supplies, PIK, 13.25%...........................................    71,073      6,041,208
  CSC Holdings, Inc., 11.125%.........................................................   177,304     16,489,272
  CSC Holdings, Inc., PIK, 11.75%.....................................................   146,260     13,931,265
  Dobson Communications, PIK, 12.25%..................................................     5,581      2,790,500
  Eagle-Picher Holdings, Inc., 11.75%.................................................       170        323,000
  Electronic Retailing Systems International, (cost $0; purchased 09/09/97)(e)(f).....     1,046             11
  Fitzgeralds Gaming Corp., 15.00%....................................................    50,000         50,000
  Geneva Steel, Inc., 14.00%..........................................................    22,000              0
  Global Crossing Holdings, Ltd., PIK, 7.00%(c).......................................    17,103            171
  InterAct Electronic Marketing, Inc., PIK, 14.00%....................................     4,400             44
  Kaiser Government Programs, Inc., 7.00%(e)..........................................    39,058            391
  Kaiser Group Holdings, Inc., 7.00%(e)...............................................    47,055            470
  Lucent Technologies Capital Trust I, 7.75%..........................................     2,980      1,194,622
  McLeodUSA, Inc., 2.50%..............................................................    18,063         74,058
  New Millenium Homes(e)..............................................................     3,000             30
  Paxon Communications, Inc., PIK, 13.25%.............................................     1,004      5,471,800
  PRIMEDIA, Inc., 10.00%..............................................................    44,668      2,881,086
  Sinclair Capital, PIK, 11.625%......................................................    10,000      1,060,000
  TVN Entertainment Corp., 14.00%(e)..................................................   137,742        413,226
  Viasystems, Inc., PIK, 8.00%........................................................    60,627              6
  World Access, Inc., (cost $2,000,000; purchased 02/11/00), 13.25%(e)(f).............     1,435              1
                                                                                                 --------------
TOTAL PREFERRED STOCKS
 (cost $77,304,196).............................................................................     50,724,028
                                                                                                 --------------

                                                                     Expiration
                                                                        Date             Units
                                                                     ----------          -------
WARRANTS(a) -- 0.1%
  Allegiance Telecommunications, Inc..............................    02/03/08             3,800          5,700
  Ampex Corp......................................................    03/15/03           170,000          1,700
  Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f).......    03/15/05             1,295              6
  Bell Technology Group, Ltd......................................    05/01/05             1,250             12
  Bestel SA de CV, (Mexico).......................................    05/15/05             2,500            500
  Birch Telecom, Inc..............................................    06/15/08             2,500             25
  Electronic Retailing Systems(e).................................    02/01/04             2,000             20
  GT Group Telecommunication, Inc.................................    02/01/10             3,050          1,525
  Harborside Healthcare Corp.(e)..................................    08/01/09            27,270            273
  HF Holdings, Inc................................................    09/27/09            18,093            181
  ICG Communications, Inc.........................................    09/15/05            20,790            208
  Inter Act Systems, Inc..........................................    08/01/03             4,400             44
  Intermediate Act Electronic Mktg, Inc...........................    12/15/09             4,400             44
  McLeodUSA, Inc..................................................    04/16/07            40,027         14,009
  MGC Communications, Inc.........................................    10/01/04             1,950            115
  National Restaurants Enterprises Holdings, Inc..................    05/15/08               250              3
  Nextel International, Ltd.......................................    04/15/07             1,650             16
  Pagemart, Inc.(e)...............................................    12/31/03             9,200              9
  Price Communications Corp.......................................    08/01/07             6,880        275,200
  Primus Telecommunications Group.................................    08/01/04             1,500             15
  Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)  12/15/05            69,480         69,480
  Sterling Chemical Holdings, Inc.................................    08/15/08               560              6

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

                     --------------------------------------
                     HIGH YIELD BOND PORTFOLIO (Continued)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                     Expiration                 Value
                                                                        Date       Units       (Note 2)
WARRANTS(a) (Continued)                                              ---------- ----------- --------------
  Tellus Corp.,...................................................    09/15/05       42,866 $            0
  Transocean, Inc.................................................    05/01/09        2,875        627,610
  USN Communications, Inc.........................................    08/15/04       10,590            106
  Verado Holdings, Inc., Ser. B...................................    04/15/08        1,175             12
  Versatel Telecommunications.....................................    05/15/08        2,000             20
  Wam!Net, Inc....................................................    03/01/05        3,000             30
  Waste Systems International.....................................    01/15/06       60,000            600
  XM Satellite Radio, Inc.........................................    03/03/10        5,005              1
                                                                                            --------------
TOTAL WARRANTS
 (cost $2,058,760).........................................................................        997,470
                                                                                            --------------
RIGHT
Netia Holdings BV(e) (cost $0).................................................   1,152,624        548,625
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS
 (cost $1,186,230,890).....................................................................  1,068,450,630
                                                                                            --------------

                                                  Moody's                        Principal
                                                  Rating    Interest  Maturity    Amount
                                                (Unaudited)   Rate      Date       (000)
SHORT-TERM INVESTMENTS -- 14.0%                 ----------- -------- ---------- -----------
CORPORATE BONDS -- 0.3%
American Standard, Inc., Gtd. Notes(b).........     Ba2        7.13%  02/15/03        3,250      3,255,979
Navistar International Corp., Sr. Notes, Ser. B     Ba3        7.00%  02/01/03          250        249,635
                                                                                            --------------
TOTAL CORPORATE BONDS
 (cost $3,505,614).........................................................................      3,505,614
                                                                                            --------------
                                                                                  Shares
                                                                                -----------
MUTUAL FUND -- 13.7%
Prudential Core Investment Fund -- Taxable Money Market Series (Note 4)(d)..... 154,651,335    154,651,335
                                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $158,156,949).......................................................................    158,156,949
                                                                                            --------------
TOTAL INVESTMENTS -- 108.7%
 (cost $1,344,387,839; Note 6).............................................................  1,226,607,579
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.7)%............................................    (98,020,124)
                                                                                            --------------
NET ASSETS -- 100.0%....................................................................... $1,128,587,455
                                                                                            ==============

The following abbreviations are used in portfolio descriptions:

                     CBO    Collateralized Bond Obligation
                     M.T.N. Medium Term Note
                     PIK    Payment-in-kind

(a)Non-income producing security.
(b)Portion of securities on loan with an aggregate market value of $115,164,211; cash collateral of $121,926,416 was received with which the portfolio purchased securities.
(c)Represents issuer in default on interest payments, non-income producing security.
(d)Represents security, or a portion thereof, purchased with cash collateral received for securities of loan.
(e)Indicates a fair valued security.
(f)Indicates a restricted security; the aggregate cost of the restricted securities is $17,508,863. The aggregate value, $4,957,512 is approximately 0.4% of net assets.
(g)Loan participation agreement.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                               -------------------
                               JENNISON PORTFOLIO
                               -------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          LONG-TERM INVESTMENTS -- 97.6%                    Value
                                                Shares     (Note 2)
          COMMON STOCKS -- 96.0%               --------- ------------
          Aerospace & Defense -- 3.1%
            Lockheed Martin Corp..............   378,700 $ 21,869,925
            Northrop Grumman Corp.............   238,400   23,124,800
                                                         ------------
                                                           44,994,725
                                                         ------------
          Automobiles -- 2.9%
            Bayerische Motoren Werke (BMW) AG
             (Germany)(a).....................   609,070   18,483,432
            Harley-Davidson, Inc..............   509,100   23,520,420
                                                         ------------
                                                           42,003,852
                                                         ------------
          Banks -- 1.7%
            Bank One Corp.....................   652,600   23,852,530
                                                         ------------
          Beverages -- 2.8%
            Anheuser Busch Cos., Inc..........   455,500   22,046,200
            Coca-Cola Co. (The)...............   415,400   18,202,828
                                                         ------------
                                                           40,249,028
                                                         ------------
          Biotechnology -- 5.0%
            Amgen, Inc.(a)....................   932,200   45,062,548
            Genentech, Inc.(a)................   447,400   14,835,784
            MedImmune, Inc.(a)................   448,900   12,196,613
                                                         ------------
                                                           72,094,945
                                                         ------------
          Communications Equipment -- 4.3%
            Cisco Systems, Inc.(a)............ 2,966,700   38,863,770
            Nokia Oyj, ADR (Finland).......... 1,500,200   23,253,100
                                                         ------------
                                                           62,116,870
                                                         ------------
          Computers & Peripherals -- 5.8%
            Dell Computer Corp.(a)............ 1,214,800   32,483,752
            Hewlett-Packard Co................ 1,783,800   30,966,768
            International Business Machines
             Corp. (IBM)......................   250,600   19,421,500
                                                         ------------
                                                           82,872,020
                                                         ------------
          Diversified Financials -- 8.5%
            American Express Co...............   959,300   33,911,255
            Citigroup, Inc.................... 1,107,400   38,969,406
            Goldman Sachs Group, Inc..........   400,400   27,267,240
            Merrill Lynch & Co., Inc..........   587,700   22,303,215
                                                         ------------
                                                          122,451,116
                                                         ------------
          Energy Equipment & Services -- 2.5%
            Schlumberger, Ltd.................   860,000   36,197,400
                                                         ------------
          Food & Drug Retailing -- 1.0%
            Walgreen Co.......................   499,800   14,589,162
                                                         ------------
          Hotels Restaurants & Leisure -- 2.8%
            Marriott International, Inc.
             (Class "A" Stock)................   703,400   23,120,758
            Starbucks Corp.(a)................   806,300   16,432,394
                                                         ------------
                                                           39,553,152
                                                         ------------
          Household Products -- 1.3%
            Procter & Gamble Co. (The)........   215,500   18,520,070
                                                         ------------
          Industrial Conglomerates -- 2.1%
            3M Co.............................   239,500   29,530,350
                                                         ------------

                                                              Value
        COMMON STOCKS                             Shares     (Note 2)
        (Continued)                              --------- ------------
        Insurance -- 5.8%
          American International Group, Inc.....   749,937 $ 43,383,856
          Hartford Financial Services Group,
           Inc. (The)...........................   415,500   18,876,165
          XL Capital, Ltd. (Class "A" Stock)....   272,500   21,050,625
                                                           ------------
                                                             83,310,646
                                                           ------------
        Media -- 7.2%
          Clear Channel Communications, Inc.(a).   271,800   10,135,422
          New York Times Co. (The)
           (Class "A" Stock)....................   387,900   17,738,667
          Omnicom Group, Inc....................   185,700   11,996,220
          Univision Communications, Inc.
           (Class "A" Stock)(a)(b)..............   855,500   20,959,750
          Viacom, Inc. (Class "B" Stock)(a)..... 1,055,819   43,035,183
                                                           ------------
                                                            103,865,242
                                                           ------------
        Multi-line Retail -- 7.0%
          Costco Wholesale Corp.(a).............   528,800   14,838,128
          Kohl's Corp.(a).......................   735,300   41,140,035
          Wal-Mart Stores, Inc..................   879,900   44,443,749
                                                           ------------
                                                            100,421,912
                                                           ------------
        Oil & Gas -- 2.2%
          Total Fina Elf SA (France)(a).........   223,950   31,983,524
                                                           ------------
        Paper & Forest Products -- 2.4%
          International Paper Co................   474,200   16,582,774
          Weyerhaeuser Co.......................   366,000   18,010,860
                                                           ------------
                                                             34,593,634
                                                           ------------
        Personal Products -- 1.1%
          Gillette Co. (The)....................   497,700   15,110,172
                                                           ------------
        Pharmaceuticals -- 10.8%
          Abbott Laboratories...................   837,900   33,516,000
          Forest Laboratories, Inc.(a)..........    50,900    4,999,398
          Johnson & Johnson.....................   749,700   40,266,387
          Merck & Co., Inc......................   119,500    6,764,895
          Pfizer, Inc...........................   553,000   16,905,210
          Pharmacia Corp........................   542,994   22,697,149
          Teva Pharmaceutical Industries Ltd.,
           ADR (Israel)(b)......................   220,000    8,494,200
          Wyeth.................................   572,700   21,418,980
                                                           ------------
                                                            155,062,219
                                                           ------------
        Semiconductor Equipment & Products -- 6.8%
          Applied Materials, Inc.(a)............   976,400   12,722,492
          Intel Corp............................ 1,870,500   29,123,685
          KLA-Tencor Corp.(a)...................       100        3,537
          Novellus Systems, Inc.(a)(b)..........   321,400    9,024,912
          STMicroelectronics NV, NY Shares
           (Netherlands)(b).....................   619,300   12,082,543
          Texas Instruments, Inc................ 1,216,800   18,264,168
          Xilinx, Inc.(a).......................   795,000   16,377,000
                                                           ------------
                                                             97,598,337
                                                           ------------
        Software -- 4.0%
          Microsoft Corp.(a).................... 1,092,700   56,492,590
          SAP AG, ADR (Germany)(b)..............    73,200    1,427,400
                                                           ------------
                                                             57,919,990
                                                           ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

                         -------------------------------
                         JENNISON PORTFOLIO (Continued)
                         -------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                        Value
              COMMON STOCKS                 Shares     (Note 2)
              (Continued)                   ------- --------------
              Specialty Retail -- 4.9%
                Bed Bath & Beyond, Inc.(a). 791,600 $   27,333,948
                Lowe's Cos., Inc........... 551,600     20,685,000
                Tiffany & Co............... 928,200     22,193,262
                                                    --------------
                                                        70,212,210
                                                    --------------
              TOTAL COMMON STOCKS
               (cost $1,606,177,234)...............  1,379,103,106
                                                    --------------
              PREFERRED STOCK -- 1.6%
              Automobiles
                Porsche AG (Germany)(b)
                 (cost $24,733,658)........  55,226     22,948,584
                                                    --------------
              TOTAL LONG-TERM INVESTMENTS
               (cost $1,630,910,892)...............  1,402,051,690
                                                    --------------

                                                         Value
                                            Shares      (Note 2)
            SHORT-TERM INVESTMENT -- 6.2% ---------- --------------
              Mutual Fund
               Prudential Core
                 Investment Fund --
                 Taxable Money Market
                 Series
                 (cost $89,619,408;
                 Note 4)(c).............. 89,619,408 $   89,619,408
                                                     --------------
            TOTAL INVESTMENTS -- 103.8% (cost
             $1,720,530,300; Note 6)................  1,491,671,098
            LIABILITIES IN EXCESS OF
             OTHER ASSETS -- (3.8)%.................    (54,779,754)
                                                     --------------
            NET ASSETS -- 100%...................... $1,436,891,344
                                                     ==============

The following abbreviation is used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $55,397,238; cash collateral of $57,459,433 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                         -------------------------------
                         JENNISON 20/20 FOCUS PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


     LONG-TERM INVESTMENTS -- 96.9%                              Value
                                                       Shares   (Note 2)
     COMMON STOCKS -- 93.1%                            ------- -----------
     Aerospace & Defense -- 3.0%
       Northrop Grumman Corp..........................  19,900 $ 1,930,300
                                                               -----------
     Automobiles -- 3.0%
       Harley-Davidson, Inc...........................  41,900   1,935,780
                                                               -----------
     Beverages -- 2.1%
       Coca-Cola Co...................................  31,400   1,375,948
                                                               -----------
     Biotechnology -- 3.7%
       Amgen, Inc.(a).................................  49,200   2,378,328
                                                               -----------
     Communications Equipment -- 3.1%
       Cisco Systems, Inc.(a)......................... 151,400   1,983,340
                                                               -----------
     Computers & Peripherals -- 6.4%
       Dell Computer Corp.(a).........................  78,700   2,104,438
       Hewlett-Packard Co............................. 119,300   2,071,048
                                                               -----------
                                                                 4,175,486
                                                               -----------
     Containers & Packaging -- 3.4%
       Temple-Inland, Inc.............................  49,000   2,195,690
                                                               -----------
     Diversified Financials -- 4.2%
       Citigroup, Inc.................................  29,000   1,020,510
       Merrill Lynch & Co., Inc.......................  44,000   1,669,800
                                                               -----------
                                                                 2,690,310
                                                               -----------
     Diversified Telecommunication Services -- 2.0%
       BellSouth Corp.................................  51,500   1,332,305
                                                               -----------
     Energy Equipment & Services -- 9.0%
       BJ Services Co.(a).............................  68,700   2,219,697
       GlobalSantaFe Corp. (Cayman Islands)...........  62,500   1,520,000
       Schlumberger, Ltd..............................  49,800   2,096,082
                                                               -----------
                                                                 5,835,779
                                                               -----------
     Healthcare Providers & Services -- 3.1%
       HCA, Inc.......................................  48,500   2,012,750
                                                               -----------
     Hotels, Restaurants & Leisure -- 2.5%
       Marriott International, Inc. (Class "A" Stock).  49,800   1,636,926
                                                               -----------
     Insurance -- 12.2%
       Allstate Corp..................................  38,100   1,409,319
       American International Group, Inc..............  26,300   1,521,455
       Hartford Financial Services Group, Inc.........  30,500   1,385,615
       XL Capital, Ltd. (Cayman Islands)
        (Class "A" Stock).............................  46,000   3,553,500
                                                               -----------
                                                                 7,869,889
                                                               -----------
     Media -- 8.2%
       EchoStar Communications Corp.
        (Class "A" Stock)(a)..........................  32,800     730,128
       Knight-Ridder, Inc.............................  15,100     955,075
       Liberty Media Corp. (Class "A" Stock)(a)....... 170,900   1,527,846
       Viacom, Inc. (Class "B" Stock)(a)..............  50,900   2,074,684
                                                               -----------
                                                                 5,287,733
                                                               -----------

                                                              Value
         COMMON STOCKS                            Shares     (Note 2)
          (Continued)                            --------- -----------
         Multi-line Retail -- 4.9%
           Federated Department Stores, Inc.(a).    44,500 $ 1,279,820
           Kohl's Corp.(a)......................    33,600   1,879,920
                                                           -----------
                                                             3,159,740
                                                           -----------
         Paper & Forest Products -- 3.0%
           Boise Cascade Corp...................    76,600   1,931,852
                                                           -----------
         Pharmaceuticals -- 7.9%
           Abbott Laboratories..................    44,100   1,764,000
           Johnson & Johnson....................    29,600   1,589,816
           Pfizer, Inc..........................    58,200   1,779,174
                                                           -----------
                                                             5,132,990
                                                           -----------
         Semiconductor Equipment & Products -- 3.8%
           Applied Materials, Inc.(a)...........    86,500   1,127,095
           Texas Instruments, Inc...............    88,400   1,326,884
                                                           -----------
                                                             2,453,979
                                                           -----------
         Software -- 5.8%
           BMC Software, Inc.(a)................    53,800     920,518
           Microsoft Corp.(a)...................    41,200   2,130,040
           Synopsys, Inc.(a)....................    15,000     692,250
                                                           -----------
                                                             3,742,808
                                                           -----------
         Specialty Retail -- 1.8%
           Tiffany & Co.........................    47,700   1,140,507
                                                           -----------
         TOTAL COMMON STOCKS
          (cost $64,764,561)..............................  60,202,440
                                                           -----------
         PREFERRED STOCK -- 3.8%
         Media
           News Corp. Ltd., ADR (Australia)
            (cost $2,437,080)...................   108,200   2,450,730
                                                           -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $67,201,641).............................  62,653,170
                                                           -----------
         SHORT-TERM INVESTMENT -- 3.2%
         Mutual Fund
         Prudential Core Investment Fund --
          Taxable Money Market Series
          (cost $2,061,597; Note 4)............. 2,061,597   2,061,597
         TOTAL INVESTMENTS -- 100.1%
          (cost $69,263,238; Note 6)......................  64,714,767
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.1)%................................     (96,925)
                                                           -----------
         NET ASSETS -- 100%............................... $64,617,842
                                                           ===========

The following abbreviation is used in portfolio descriptions:

                         ADR American Depository Receipt

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                             -----------------------
                             MONEY MARKET PORTFOLIO
                             -----------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Principal
                                            Interest Maturity  Amount      Value
                                              Rate     Date     (000)     (Note 2)
                                            -------- -------- --------- ------------
Bank Notes -- 2.0%
  American Express Centurion Bank(a).......   1.42%  01/27/03  $ 8,000  $  8,000,000
  US Bank NA(a)............................   1.35%  05/29/03   20,000    19,996,322
                                                                        ------------
                                                                          27,996,322
                                                                        ------------
Certificates of Deposit-Canadian -- 8.5%
  Bank of Nova Scotia......................   2.97%  03/31/03    5,000     5,013,688
  Canadian Imperial Bank of Commerce.......   1.34%  03/24/03   10,000    10,000,000
  Canadian Imperial Bank of Commerce.......   1.35%  06/20/03   50,000    50,000,000
  Toronto Dominion.........................   1.34%  06/23/03   52,000    52,000,000
                                                                        ------------
                                                                         117,013,688
                                                                        ------------
Certificate of Deposit-Eurodollar -- 1.1%
  Depfa Bank PLC...........................   1.36%  03/12/03   15,000    15,000,000
                                                                        ------------
Certificates of Deposit-Yankee -- 21.6%
  BNP Paribas SA...........................   1.34%  03/18/03   29,000    29,000,000
  BNP Paribas SA...........................   1.60%  11/21/03   30,000    30,000,000
  Credit Agricole Indosuez(a)..............   1.35%  02/14/03   60,000    60,000,000
  Deutsche Bank AG.........................   1.36%  06/18/03   25,000    25,001,726
  Dresdner Bank AG.........................   2.30%  01/24/03    4,000     4,001,212
  Dresdner Bank AG(a)......................   1.42%  01/03/03   15,000    15,000,000
  Landesbank Baden-Wurttemberg.............   1.34%  02/25/03   25,000    25,000,355
  Natexis Banque, New York.................   1.35%  02/26/03   22,000    22,000,000
  National City Bank(a)....................   1.54%  01/03/03    7,000     7,002,113
  Royal Bank of Scotland PLC...............   1.33%  02/05/03   68,000    68,000,000
  UniCredito Italiano SpA..................   1.38%  01/27/03   10,000    10,000,000
                                                                        ------------
                                                                         295,005,406
                                                                        ------------
Commercial Paper -- 46.4%
  Alcon Finance PLC........................   1.45%  01/17/03    3,000     2,998,067
  Blue Ridge Asset Funding Corp............   1.40%  01/21/03   30,000    29,976,667
  Caisse Nationale Des Caisses D'Epar......   1.82%  03/12/03   11,942    11,899,739
  Cargill, Inc.............................   1.36%  01/15/03   12,900    12,893,177
  Citicorp.................................   1.35%  03/25/03   10,000     9,968,875
  Citicorp.................................   1.35%  03/26/03   22,000    21,930,700
  Delaware Funding Corp....................   1.40%  01/16/03    1,223     1,222,286
  Delaware Funding Corp....................   1.35%  01/24/03   20,000    19,982,750
  Den Norske Bank ASA......................   1.34%  03/10/03    7,000     6,982,282
  Edison Asset Securitization LLC..........   1.77%  04/23/03   20,000    19,889,867
  Falcon Asset Securitization Corp.........   1.37%  01/27/03    7,706     7,698,376
  Falcon Asset Securitization Corp.........   1.37%  01/29/03   11,437    11,424,813
  FCAR Owner Trust 1.......................   1.79%  01/24/03   35,000    34,960,085
  Fortis Funding LLC.......................   1.35%  01/30/03   50,000    49,945,625
  General Electric Capital Corp............   1.79%  01/27/03   10,000     9,987,072
  HBOS Treasury Services PLC...............   1.40%  02/11/03    1,000       998,406
  HBOS Treasury Services PLC...............   1.35%  02/12/03    4,950     4,942,204
  HBOS Treasury Services PLC...............   1.35%  03/05/03    3,800     3,791,022
  HSBC Bank USA, Inc.......................   1.79%  04/15/03   30,000    29,844,867
  Independence Funding LLC.................   1.35%  02/14/03    8,000     7,986,800
  Independence Funding LLC.................   1.80%  03/17/03    5,000     4,981,250
  JP Morgan Chase & Co.....................   1.35%  02/24/03    7,000     6,985,825
  Market Street Funding Corp...............   1.40%  01/21/03   12,000    11,990,667
  National Australia Bank Grand Cayman.....   1.25%  01/02/03   68,000    68,000,000
  New Center Asset Trust...................   1.35%  03/26/03    3,000     2,990,550
  Nordea North America, Inc................   1.45%  01/16/03    2,500     2,498,490
  Novartis Finance Corp....................   1.25%  01/02/03   32,557    32,555,869
  Prudential PLC...........................   1.35%  02/20/03    8,000     7,985,000
  San Paolo U.S. Finance Co................   1.32%  02/03/03   50,000    49,939,500
  Santander Hispano Finance Delaware, Inc..   1.34%  02/03/03   14,000    13,982,803
  Santander Hispano Finance Delaware, Inc..   1.35%  02/14/03   40,000    39,934,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

                       -----------------------------------
                       MONEY MARKET PORTFOLIO (Continued)
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                            Principal
                                                                          Interest Maturity  Amount       Value
                                                                            Rate     Date     (000)      (Note 2)
                                                                          -------- -------- --------- --------------
Commercial Paper (cont'd.)
  Sheffield Receivables Corp.............................................    1.45% 01/13/03  $ 6,690  $    6,686,767
  Sheffield Receivables Corp.............................................    1.35% 01/29/03   25,630      25,603,088
  Spintab/Swedmortgage AB................................................    1.33% 04/10/03   27,585      27,484,108
  Three Pillars Funding Corp.............................................    1.43% 01/21/03    1,000         999,205
  Tulip Funding Corp.....................................................    1.41% 06/03/03   25,000      24,850,187
  Windmill Funding Corp..................................................    1.40% 01/13/03    7,190       7,186,645
                                                                                                      --------------
                                                                                                         633,977,634
                                                                                                      --------------
Other Corporate Obligations -- 17.0%
  Allstate Life Insurance (cost $7,000,000; purchased 4/30/01)(a)(b).....    1.88% 02/03/03    7,000       7,000,000
  Chase Manhattan Corp.(a)...............................................    1.55% 02/13/03   10,000      10,001,900
  FleetBoston Financial Corp.(a).........................................    1.61% 03/27/03    5,000       5,002,801
  GE Capital Assurance Co. (cost $8,000,000; purchased 7/16/02)(a)(b)....    1.50% 01/22/03    8,000       8,000,000
  General Electric Capital Corp.(a)......................................    1.46% 01/09/03   16,000      16,000,000
  General Electric Capital Corp.(a)......................................    1.45% 01/17/03   25,000      25,000,000
  Goldman Sachs Group, Inc.(a)...........................................    1.56% 03/15/03   45,000      45,000,000
  JP Morgan Chase & Co.(a)...............................................    1.53% 03/06/03   20,000      20,003,972
  Merrill Lynch & Co., Inc.(a)...........................................    1.47% 01/13/03   28,000      28,000,000
  Metropolitan Life Insurance (cost $9,000,000; purchased 2/6/01)(a)(b)..    1.79% 02/07/03    9,000       9,000,000
  Metropolitan Life Insurance (cost $9,000,000; purchased 9/26/02)(a)(b).    1.87% 01/02/03    9,000       9,000,000
  Morgan Stanley Dean Witter(a)..........................................    1.62% 02/21/03    5,000       5,001,467
  Morgan Stanley Dean Witter(a)..........................................    1.95% 01/16/03   10,000      10,000,772
  Morgan Stanley Group, Inc.(a)..........................................    1.52% 01/15/03   25,000      25,000,000
  Pacific Life Insurance (cost $3,000,000; purchased 9/9/02)(a)(b).......    1.50% 09/11/03    3,000       3,000,000
  Travelers Insurance Co. (cost $7,000,000; purchased 6/25/02)(a)(b).....    1.84% 01/08/03    7,000       7,000,000
                                                                                                      --------------
                                                                                                         232,010,912
                                                                                                      --------------
U.S. Government Obligations -- 3.7%
  Federal Home Loan Bank.................................................    2.05% 11/14/03   25,000      25,000,000
  Federal National Mortgage Association..................................    5.75% 04/15/03   25,000      25,285,604
                                                                                                      --------------
                                                                                                          50,285,604
                                                                                                      --------------
TOTAL INVESTMENTS -- 100.3%
  (amortized cost $1,371,289,566; Note 6)(c).......................................................    1,371,289,566
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%......................................................     (4,724,860)
                                                                                                      --------------
NET ASSETS -- 100.0%................................................................................. $1,366,564,706
                                                                                                      ==============

(a)Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2002.

(b)Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $43,000,000, and represents 3.2% of net assets.

(c)The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

  The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2002 was as follows:

                  Commercial Banks.....................  53.9%
                  Asset Backed Securities..............  15.0
                  Security Brokers & Dealers...........  12.1
                  Federal Credit Agencies..............   3.7
                  Life Insurance.......................   3.7
                  Short Term Business Credit...........   3.7
                  Bank Holding Companies...............   2.7
                  Pharmaceuticals......................   2.6
                  Mortgage Bankers.....................   2.0
                  Grain Mills Products.................   0.9
                                                        -----
                                                        100.3
                  Liabilities in excess of other assets  (0.3)
                                                        -----
                                                        100.0%
                                                        =====

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                      -------------------------------------
                      SMALL CAPITALIZATION STOCK PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 98.5%
                                                               Value
                                                    Shares    (Note 2)
       COMMON STOCKS                                ------- ------------
       Advertising -- 0.2%
         ADVO, Inc.(a).............................  27,800 $    912,674
                                                            ------------
       Aerospace -- 1.6%
         AAR Corp..................................  44,250      227,887
         Alliant Techsystems, Inc.(a)(b)...........  53,637    3,344,267
         BE Aerospace, Inc.(a).....................  50,000      182,000
         Curtiss-Wright Corp.......................  14,300      912,626
         DRS Technologies, Inc.(a).................  23,500      736,255
         GenCorp, Inc..............................  60,600      479,952
         Kaman Corp. (Class "A" Stock).............  31,200      343,200
         Trimble Navigation, Ltd.(a)...............  40,500      505,845
         Triumph Group, Inc.(a)....................  22,100      705,874
                                                            ------------
                                                               7,437,906
                                                            ------------
       Agricultural Products & Services -- 0.2%
         Delta & Pine Land Co......................  53,100    1,083,771
                                                            ------------
       Airlines -- 0.5%
         Atlantic Coast Airlines Holdings, Inc.(a).  63,500      763,905
         Frontier Airlines, Inc.(a)................  41,250      278,850
         Mesa Air Group, Inc.(a)...................  45,100      183,557
         Midwest Express Holdings, Inc.(a).........  21,700      116,095
         SkyWest, Inc..............................  80,000    1,045,600
                                                            ------------
                                                               2,388,007
                                                            ------------
       Apparel -- 1.6%
         Chico's FAS, Inc.(a)(b)................... 118,350    2,237,999
         Fossil, Inc.(a)...........................  64,450    1,310,913
         Genesco, Inc.(a)..........................  30,600      570,078
         Pacific Sunwear of California, Inc.(a)....  68,700    1,215,303
         Phillips-Van Heusen Corp..................  38,700      447,372
         Russell Corp..............................  44,800      749,952
         Wolverine World Wide, Inc.................  57,012      861,451
                                                            ------------
                                                               7,393,068
                                                            ------------
       Appliances & Home Furnishings -- 0.1%
         Applica, Inc.(a)..........................  32,600      163,000
         Fedders Corp..............................  45,280      128,142
         Salton, Inc.(a)(b)........................  15,300      147,186
                                                            ------------
                                                                 438,328
                                                            ------------
       Autos - Cars & Trucks -- 0.4%
         Midas, Inc................................  20,800      133,744
         Myers Industries, Inc.....................  42,251      452,086
         Standard Motor Products, Inc..............  17,450      226,850
         TBC Corp.(a)..............................  29,600      355,496
         Titan International, Inc..................  12,700       17,018
         Tower Automotive, Inc.(a).................  91,700      412,650
         Wabash National Corp.(a)..................  32,000      268,160
                                                            ------------
                                                               1,866,004
                                                            ------------
       Banks and Savings & Loans -- 7.0%
         American Financial Holdings, Inc..........  30,800      920,304
         Anchor BanCorp Wisconsin, Inc.............  34,200      709,650
         Boston Private Financial Holdings, Inc....  31,350      622,611
         Chittenden Corp...........................  44,500    1,133,860
         Commercial Federal Corp...................  62,925    1,469,299
         Community First Bankshares, Inc...........  54,500    1,442,070
         Cullen/Frost Bankers, Inc.................  71,100    2,324,970
         Dime Community Bancshares.................  36,050      690,358
         Downey Financial Corp.....................  39,044    1,522,716

                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Banks and Savings & Loans (cont'd.)
         East West Bancorp, Inc.....................  33,300 $  1,201,464
         First Bancorp/Puerto Rico..................  55,700    1,258,820
         First Midwest Bancorp, Inc.................  61,800    1,650,678
         First Republic Bank(a).....................  20,400      407,796
         FirstFed Financial Corp.(a)................  23,500      680,325
         GBC Bancorp................................  16,000      309,760
         Provident Bankshares Corp..................  34,148      789,194
         Riggs National Corp........................  39,600      613,404
         Seacoast Financial Services Corp...........  33,150      663,365
         Southwest Bancorporation of Texas, Inc.(a).  47,350    1,364,154
         Staten Island Bancorp, Inc.................  83,900    1,689,746
         Sterling Bancshares, Inc...................  61,150      747,253
         Susquehanna Bancshares, Inc................  55,200    1,150,423
         TrustCo Bank Corp.(b)...................... 103,404    1,114,695
         UCBH Holdings, Inc.........................  29,100    1,235,295
         United Bankshares, Inc.....................  58,700    1,705,881
         Washington Federal, Inc....................  88,738    2,205,139
         Waypoint Financial Corp....................  48,800      868,640
         Whitney Holding Corp.......................  56,250    1,874,812
         Wintrust Financial Corp....................  13,400      419,688
                                                             ------------
                                                               32,786,370
                                                             ------------
       Chemicals -- 2.0%
         Arch Chemicals, Inc........................  31,150      568,487
         Cambrex Corp...............................  36,300    1,096,623
         Chemed Corp................................  13,700      484,295
         Georgia Gulf Corp..........................  44,800    1,036,672
         MacDermid, Inc.............................  44,800    1,023,680
         OM Group, Inc..............................  39,200      269,696
         Omnova Solutions, Inc.(a)..................  55,400      223,262
         Penford Corp...............................  10,750      151,468
         PolyOne Corp............................... 127,600      500,192
         Quaker Chemical Corp.......................  12,950      300,440
         Scotts Co. (Class "A" Stock)(a)............  41,400    2,030,256
         TETRA Technologies, Inc.(a)................  19,700      420,989
         WD-40 Co...................................  23,100      610,302
         Wellman, Inc...............................  44,300      597,607
                                                             ------------
                                                                9,313,969
                                                             ------------
       Collectibles & Gifts -- 0.4%
         Action Performance Cos., Inc...............  24,800      471,200
         Cross (A.T.) Co. (Class "A" Stock)(a)......  22,100      118,235
         Department 56, Inc.(a).....................  18,200      234,780
         Enesco Group, Inc.(a)......................  19,500      138,060
         Lennox International, Inc.(b)..............  81,050    1,017,178
                                                             ------------
                                                                1,979,453
                                                             ------------
       Commercial Services -- 3.4%
         ABM Industries, Inc........................  68,600    1,063,300
         Arbitron, Inc.(a)..........................  41,200    1,380,200
         Bowne & Co., Inc...........................  47,100      562,845
         Central Parking Corp.......................  50,250      947,715
         Consolidated Graphics, Inc.(a).............  18,500      411,625
         CPI Corp...................................  11,200      162,288
         Dendrite International, Inc.(a)............  55,600      415,332
         eFunds Corp.(a)............................  64,900      591,239
         Global Payments, Inc.......................  51,820    1,658,758
         Hooper Holmes, Inc.........................  89,556      549,874
         Information Holdings, Inc.(a)..............  30,300      470,256

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
          COMMON STOCKS                           Shares    (Note 2)
          (Continued)                             ------- ------------
          Commercial Services (cont'd.)
            Information Resources, Inc.(a).......  41,150 $     65,840
            Insurance Auto Auctions, Inc.(a).....  17,000      282,030
            John H. Harland Co...................  41,000      907,330
            Kroll, Inc.(a)(b)....................  54,100    1,032,228
            Labor Ready, Inc.(a).................  57,650      370,113
            MAXIMUS, Inc.(a).....................  30,200      788,220
            MemberWorks, Inc.(a).................  17,800      320,044
            Mobile Mini, Inc.(a).................  19,950      312,617
            NCO Group, Inc.(a)...................  36,000      574,200
            Nelson Thomas, Inc.(a)...............  19,950      199,899
            On Assignment, Inc.(a)...............  36,700      312,684
            PAREXEL International Corp.(a).......  35,300      387,947
            Pre-Paid Legal Services, Inc.(a)(b)..  26,500      694,300
            SOURCECORP, Inc.(a)..................  24,400      453,596
            Startek, Inc.(a).....................  19,800      546,480
            Volt Information Sciences, Inc.(a)...  21,200      362,520
                                                          ------------
                                                            15,823,480
                                                          ------------
          Computer Services -- 5.0%
            Actel Corp.(a).......................  33,500      543,370
            Adaptec, Inc.(a)..................... 149,300      843,545
            American Management Systems, Inc.(a).  59,250      710,408
            Analysts International Corp.(a)......  33,600       66,528
            Avid Technology, Inc.(a).............  37,200      853,740
            Black Box Corp.(b)...................  27,000    1,209,600
            Brooktrout, Inc.(a)..................  17,000       90,100
            CACI International, Inc.
             (Class "A" Stock)(a)................  39,700    1,414,908
            Carreker Corp.(a)....................  32,900      149,037
            Cerner Corp.(a)......................  49,450    1,545,807
            Ciber, Inc.(a).......................  89,700      461,955
            Computer Task Group, Inc.(a).........  29,000      101,210
            ePresence, Inc.(a)...................   8,835       17,140
            FactSet Research Systems, Inc.(b)....  47,100    1,331,517
            Fair Issac & Co., Inc.(b)............  70,640    3,016,328
            FileNet Corp.(a).....................  49,950      609,390
            Hutchinson Technology, Inc.(a).......  35,300      730,710
            Insight Enterprises, Inc.(a).........  64,800      538,488
            Manhattan Associates, Inc.(a)........  40,200      951,132
            Mercury Computer Systems, Inc.(a)....  29,500      900,340
            Midway Games, Inc.(a)(b).............  64,730      269,924
            NYFIX, Inc.(a).......................  43,300      194,850
            Phoenix Technology, Ltd.(a)..........  34,900      201,373
            Pinnacle Systems, Inc.(a)............  84,300    1,147,323
            Progress Software Corp.(a)...........  47,500      615,125
            QRS Corp.(a).........................  21,950      144,870
            Radiant Systems, Inc.(a).............  38,900      374,607
            RadiSys Corp.(a).....................  24,600      196,308
            Standard Microsystems Corp.(a).......  23,300      453,651
            TALX Corp............................  19,160      247,547
            Teledyne Technologies, Inc.(a).......  44,600      699,328
            Zebra Technologies Corp.
             (Class "A" Stock)(a)................  43,900    2,515,470
                                                          ------------
                                                            23,145,629
                                                          ------------
          Construction -- 2.5%
            Butler Manufacturing Co..............   8,800      170,280
            Coachmen Industries, Inc.............  22,050      348,390

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------ ------------
      Construction (cont'd.)
        ElkCorp....................................... 27,100 $    468,830
        Florida Rock Industries, Inc.................. 39,750    1,512,487
        Insituform Technologies, Inc.
         (Class "A" Stock)(a)......................... 37,000      630,850
        M.D.C. Holdings, Inc.......................... 37,168    1,422,048
        NVR, Inc.(a).................................. 10,100    3,287,550
        Shaw Group, Inc.(a)(b)........................ 52,300      860,335
        Simpson Manufacturing, Co., Inc.(a)........... 34,500    1,135,050
        Standard Pacific Corp......................... 45,550    1,127,363
        Thomas Industries, Inc........................ 23,950      624,137
        Washington Group International, Inc.(a)(f).... 80,200          561
                                                              ------------
                                                                11,587,881
                                                              ------------
      Consumer Cyclical -- 0.1%
        JAKKS Pacific, Inc.(a)........................ 33,700      453,939
                                                              ------------
      Containers -- 0.3%
        AptarGroup, Inc............................... 50,000    1,562,000
                                                              ------------
      Cosmetics & Soaps
        Nature's Sunshine Products, Inc............... 21,100      204,881
                                                              ------------
      Distribution/Wholesalers -- 0.6%
        Advanced Marketing Services, Inc.............. 26,300      386,610
        Bell Microproducts, Inc. (Class "B" Stock)(a). 27,300      151,242
        Castle (A.M.) & Co............................ 21,213       96,519
        SCP Pool Corp.(a)............................. 32,350      944,620
        United Stationers, Inc.(a).................... 45,200    1,301,805
                                                              ------------
                                                                 2,880,796
                                                              ------------
      Diversified Manufacturing Operations -- 1.5%
        Acuity Brands, Inc............................ 57,600      779,904
        Barnes Group, Inc............................. 26,300      535,205
        CLARCOR, Inc.................................. 34,700    1,119,769
        CUNO, Inc.(a)................................. 23,100      765,072
        Griffon Corp.(a).............................. 46,160      628,699
        Intermet Corp................................. 39,600      166,320
        Lydall, Inc.(a)............................... 22,500      255,375
        Mueller Industries, Inc.(a)................... 47,800    1,302,550
        SPS Technologies, Inc.(a)..................... 18,200      432,250
        Standex International Corp.................... 16,900      402,896
        Valmont Industries, Inc....................... 33,700      653,780
                                                              ------------
                                                                 7,041,820
                                                              ------------
      Drugs & Medical Supplies -- 6.4%
        Advanced Medical Optics, Inc.(a).............. 40,300      482,391
        ArthroCare Corp.(a)........................... 29,200      287,620
        Cephalon, Inc.(a)(b).......................... 76,900    3,742,569
        Coherent, Inc.(a)............................. 40,400      805,980
        CONMED Corp.(a)............................... 40,100      785,559
        CyroLife, Inc.(a)(b).......................... 27,200      185,776
        Diagnostic Products Corp...................... 39,800    1,537,076
        Enzo Biochem, Inc............................. 39,666      555,324
        Haemonetics Corp.(a).......................... 33,900      727,494
        Hologic, Inc.(a).............................. 27,000      329,670
        ICU Medical, Inc.(a).......................... 19,800      738,540
        IDEXX Laboratories, Inc.(a)................... 47,900    1,573,515
        INAMED Corp.(a)............................... 30,500      939,400
        Invacare Corp................................. 43,200    1,438,560
        Medicis Pharmaceutical Corp.
         (Class "A" Stock)(a)(b)...................... 37,500    1,862,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



                                                             Value
         COMMON STOCKS                             Shares   (Note 2)
         (Continued)                               ------ ------------
         Drugs & Medical Supplies (cont'd.)
           NBTY, Inc.(a).......................... 92,300 $  1,622,634
           Noven Pharmaceuticals, Inc.(a)......... 31,300      288,899
           Osteotech, Inc.(a)..................... 23,900      153,916
           Owens & Minor, Inc..................... 47,400      778,308
           PolyMedica Corp.(a)(b)................. 17,100      527,364
           Priority Healthcare Corp.(a)........... 60,432    1,402,022
           Regeneron Pharmaceuticals, Inc.(a)(b).. 61,400    1,136,514
           ResMed, Inc.(a)........................ 46,000    1,406,220
           Respironics, Inc.(a)................... 46,500    1,415,042
           SurModics, Inc.(a)..................... 24,000      688,320
           Sybron Dental Specialties, Inc.(a)..... 53,400      792,990
           Syncor International Corp.(a).......... 36,600    1,014,918
           Techne Corp.(a)........................ 57,800    1,651,230
           Viasys Healthcare, Inc.(a)............. 36,700      546,463
           Vital Signs, Inc....................... 18,100      540,828
                                                          ------------
                                                            29,957,767
                                                          ------------
         Education -- 0.8%
           Corinthian Colleges, Inc.(a)........... 60,400    2,286,744
           ITT Educational Services, Inc.(a)...... 63,200    1,488,360
                                                          ------------
                                                             3,775,104
                                                          ------------
         Electrical Equipment -- 1.0%
           Anixter International, Inc.(a)......... 52,200    1,213,650
           Baldor Electric Co..................... 47,566      939,428
           C&D Technologies, Inc.................. 35,700      630,819
           Kulicke & Soffa Industries, Inc.(a).... 68,700      392,964
           MagneTek, Inc.(a)...................... 32,800      145,632
           Technitrol, Inc........................ 55,800      900,612
           Vicor Corp.(a)......................... 58,900      485,984
                                                          ------------
                                                             4,709,089
                                                          ------------
         Electronics -- 2.6%
           Analogic Corp.......................... 18,500      930,328
           Artesyn Technologies, Inc.(a).......... 53,700      206,208
           Audiovox Corp.(a)...................... 31,800      328,844
           Belden, Inc............................ 34,800      529,656
           Benchmark Electronics, Inc.(a)......... 33,900      971,574
           Cable Design Technologies Corp.(a)..... 61,850      364,915
           Checkpoint Systems, Inc.(a)............ 45,200      467,368
           Cohu, Inc.............................. 29,000      426,300
           CTS Corp............................... 47,150      365,412
           Dionex Corp.(a)........................ 29,800      885,358
           EDO Corp............................... 27,400      569,372
           Electro Scientific Industries, Inc.(a). 38,700      774,000
           Esterline Technologies, Inc.(a)........ 28,900      510,663
           Helix Technology Corp.................. 36,300      406,560
           Intermagnetics General Corp............ 22,935      450,443
           Itron, Inc.(a)......................... 28,100      538,677
           Keithley Instruments, Inc.............. 22,100      276,250
           Methode Electronics, Inc.
            (Class "A" Stock)..................... 50,400      552,888
           Park Electrochemical Corp.............. 27,200      522,240
           Photronics, Inc.(a).................... 44,500      609,650
           Pioneer-Standard Electronics, Inc...... 44,400      407,592
           SBS Technologies, Inc.(a).............. 20,200      185,032
           Three-Five Systems, Inc.(a)............ 29,850      192,533
           Ultratech Stepper, Inc.(a)............. 31,600      310,912

                                                            Value
           COMMON STOCKS                          Shares   (Note 2)
           (Continued)                            ------ ------------
           Electronics (cont'd.)
             Vialta, Inc.(a).....................    940 $        287
             X-Rite, Inc......................... 28,100      196,419
                                                         ------------
                                                           11,979,481
                                                         ------------
           Electronic Components -- 1.1%
             Alliance Semiconductor Corp.(a)..... 50,300      197,679
             Bel Fuse, Inc. (Class "B" Stock).... 15,200      306,280
             Cymer, Inc.(a)...................... 47,500    1,531,875
             DSP Group, Inc.(a).................. 37,750      597,205
             FLIR Systems, Inc.(a)............... 23,700    1,156,560
             Microsemi Corp.(a).................. 40,100      244,209
             Planar Systems, Inc.(a)............. 18,900      389,907
             Rogers Corp.(a)..................... 22,000      489,500
             Supertex, Inc.(a)................... 17,600      262,064
                                                         ------------
                                                            5,175,279
                                                         ------------
           Energy -- 0.7%
             Advanced Energy Industries, Inc.(a). 44,700      568,584
             UGI Corp............................ 38,400    1,435,776
             Unisource Energy Corp............... 46,800      809,172
             Veritas DGC, Inc.(a)................ 44,700      353,130
                                                         ------------
                                                            3,166,662
                                                         ------------
           Engineering -- 0.5%
             EMCOR Group, Inc.(a)................ 20,800    1,102,608
             Engineered Support Systems, Inc..... 22,000      806,520
             URS Corp.(a)........................ 41,700      593,391
                                                         ------------
                                                            2,502,519
                                                         ------------
           Environmental Services -- 0.6%
             Ionics, Inc.(a)..................... 24,400      556,320
             Tetra Tech, Inc.(a)(b).............. 74,162      904,776
             Waste Connections, Inc.(a)(b)....... 38,900    1,501,929
                                                         ------------
                                                            2,963,025
                                                         ------------
           Financial Services -- 2.6%
             Financial Federal Corp.(a).......... 26,000      653,380
             Hudson United Bancorp............... 62,692    1,949,721
             Irwin Financial Corp................ 38,700      638,550
             Jeffries Group, Inc................. 37,500    1,573,875
             MAF Bancorp, Inc.................... 32,600    1,106,118
             New Century Financial Corp.(b)...... 34,000      863,260
             PRG-Schultz International, Inc.(a).. 88,100      784,090
             Raymond James Financial, Inc.(b).... 67,518    1,997,182
             South Financial Group, Inc.(b)...... 62,100    1,282,986
             SWS Group, Inc...................... 23,576      319,691
             UICI(a)............................. 67,100    1,043,405
                                                         ------------
                                                           12,212,258
                                                         ------------
           Food & Beverage -- 2.1%
             American Italian Pasta Co.
              (Class "A" Stock)(a)(b)............ 25,000      899,500
             Coca-Cola Bottling Co............... 12,600      812,826
             Corn Products International, Inc.... 49,700    1,497,461
             Fleming Cos., Inc.(b)............... 75,900      498,663
             Hain Celestial Group, Inc.(a)....... 46,800      711,360
             International Multifoods Corp.(a)... 26,700      565,773
             J & J Snack Foods Corp.(a).......... 12,450      444,589
             Lance, Inc.......................... 40,400      478,296
             Nash-Finch Co....................... 16,500      127,545

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Value
       COMMON STOCKS                                 Shares    (Note 2)
       (Continued)                                   ------- ------------
       Food & Beverage (cont'd.)
         Performance Food Group Co.(a)(b)...........  63,000 $  2,139,417
         Ralcorp Holdings, Inc.(a)..................  40,200    1,010,628
         United Natural Foods, Inc.(a)..............  26,600      674,310
                                                             ------------
                                                                9,860,368
                                                             ------------
       Furniture -- 1.0%
         Aaron Rents, Inc...........................  30,300      662,964
         Bassett Furniture Industries, Inc..........  16,300      233,416
         Ethan Allen Interiors, Inc.................  52,550    1,806,144
         Interface, Inc.............................  72,000      221,040
         La-Z-Boy, Inc..............................  79,000    1,894,420
                                                             ------------
                                                                4,817,984
                                                             ------------
       Healthcare -- 3.3%
         ArQule, Inc.(a)............................  29,700       90,585
         Bio-Technology General Corp.(a)............  81,800      261,842
         Cooper Cos., Inc.(b).......................  43,000    1,075,860
         Coventry Corp.(a)..........................  83,400    2,421,102
         Datascope Corp.............................  20,700      513,381
         DIANON Systems, Inc.(a)....................  16,800      801,528
         IMPATH, Inc.(a)............................  22,700      447,644
         Mentor Corp................................  32,300    1,243,550
         NDCHealth Corp.............................  48,225      959,677
         Pharmaceutical Product Development,
          Inc.(a)...................................  77,000    2,253,790
         Renal Care Group, Inc.(a)..................  68,050    2,153,102
         Sierra Health Services, Inc.(a)............  41,125      493,911
         Smith (A.O.) Corp..........................  40,400    1,091,204
         Sola International, Inc.(a)................  34,200      444,600
         Theragenics Corp(a)........................  41,900      168,857
         US Oncology, Inc.(a)....................... 124,200    1,076,814
                                                             ------------
                                                               15,497,447
                                                             ------------
       Hospitals/Healthcare Management -- 2.5%
         Accredo Health, Inc.(a)....................  66,200    2,333,550
         AMERIGROUP Corp.(a)........................  28,500      863,835
         AmeriPath, Inc.(a).........................  42,600      915,900
         AmSurg Corp.(a)............................  28,600      584,298
         Biosite, Inc.(a)(b)........................  20,700      704,214
         Curative Health Services, Inc.(a)..........  16,800      289,800
         Mid Atlantic Medical Services, Inc.(a).....  66,800    2,164,320
         Orthodontic Centers of America, Inc.(a)(b).  71,200      776,792
         Pediatrix Medical Group, Inc.(a)...........  35,200    1,410,112
         Province Healthcare Co.(a).................  67,650      658,234
         RehabCare Group, Inc.(a)...................  22,000      419,760
         Sunrise Assisted Living, Inc.(a)(b)........  31,000      771,590
                                                             ------------
                                                               11,892,405
                                                             ------------
       Housing Related -- 0.9%
         Champion Enterprises, Inc.(a)..............  71,000      202,350
         Fleetwood Enterprises, Inc.(a)(b)..........  50,100      393,285
         National Presto Industries, Inc............   9,500      279,110
         Ryland Group, Inc..........................  35,750    1,192,263
         Skyline Corp...............................  11,700      345,150
         Toll Brothers, Inc.(a).....................  98,500    1,989,700
                                                             ------------
                                                                4,401,858
                                                             ------------
       Human Resources -- 0.6%
         Administaff, Inc.(a)(b)....................  38,800      232,800
         CDI Corp.(a)...............................  27,100      731,158

                                                                Value
      COMMON STOCKS                                  Shares    (Note 2)
      (Continued)                                    ------- ------------
      Human Resources (cont'd.)
        Hall, Kinion & Associates, Inc.(a)..........  17,600 $     98,402
        Heidrick & Struggles International, Inc.(a).  25,300      371,151
        Spherion Corp.(a)...........................  82,100      550,070
        Watson Wyatt & Co. Holdings(a)..............  45,800      996,150
                                                             ------------
                                                                2,979,731
                                                             ------------
      Index Fund -- 1.8%
        iShares S&P SmallCap 600 Index Fund(b)......  87,300    8,507,385
                                                             ------------
      Instrument - Controls -- 0.2%
        BEI Technologies, Inc.......................  20,000      223,800
        Woodward Governor Co........................  15,800      687,300
                                                             ------------
                                                                  911,100
                                                             ------------
      Insurance -- 2.4%
        Delphi Financial Group, Inc.................  28,879    1,096,247
        First American Corp.(b)..................... 100,600    2,233,320
        Fremont General Corp.(b).................... 104,840      470,732
        Hilb, Rogal & Hamilton Co.(b)...............  41,450    1,695,305
        LandAmerica Financial Group, Inc............  25,400      900,430
        Philadelphia Consolidated Holding Corp.(a)..  30,000    1,062,000
        Presidential Life Corp......................  40,800      405,144
        RLI Corp....................................  34,700      968,130
        SCPIE Holdings, Inc.........................  13,600       89,624
        Selective Insurance Group, Inc..............  36,800      926,624
        Stewart Information Services Corp.(a).......  24,650      527,263
        Zenith National Insurance Corp..............  26,100      613,872
                                                             ------------
                                                               10,988,691
                                                             ------------
      Leisure -- 2.0%
        Argosy Gaming Co.(a)........................  40,600      768,558
        Aztar Corp.(a)..............................  52,000      742,560
        Bally Total Fitness Holding Corp.(a)........  46,100      326,849
        Huffy Corp.(a)..............................  21,550      128,653
        K2, Inc.(a).................................  25,000      235,000
        Marcus Corp.................................  41,025      582,555
        Pinnacle Entertainment, Inc.(a).............  36,300      251,559
        Polaris Industries, Inc.(b).................  31,650    1,854,690
        Prime Hospitality Corp.(a)..................  63,300      515,895
        Shuffle Master, Inc.(a).....................  24,300      464,373
        Sturm Ruger & Co., Inc......................  37,400      357,918
        Thor Industries, Inc........................  39,800    1,370,314
        Winnebago Industries, Inc...................  26,200    1,027,826
        WMS Industries, Inc.(a).....................  42,900      642,642
                                                             ------------
                                                                9,269,392
                                                             ------------
      Machinery -- 3.3%
        Applied Industrial Technologies, Inc........  26,600      502,740
        Astec Industries, Inc.(a)...................  27,400      272,082
        Cognex Corp.(a).............................  59,300    1,092,899
        Dril-Quip, Inc.(a)..........................  24,100      407,290
        Flow International Corp.(a).................  21,300       54,315
        Gardner Denver, Inc.(a).....................  22,200      450,660
        Graco, Inc.(b)..............................  66,350    1,900,927
        IDEX Corp...................................  45,200    1,478,040
        JLG Industries, Inc.........................  60,500      455,565
        Lindsay Manufacturing Co....................  16,312      349,077
        Manitowoc Co., Inc..........................  36,812      938,706
        Milacron, Inc...............................  46,900      279,055
        Paxar Corp.(a)..............................  54,652      806,117

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                               Shares    (Note 2)
        (Continued)                                 ------- ------------
        Machinery (cont'd.)
          Photon Dynamics, Inc.(a).................  23,900 $    544,920
          Regal-Beloit Corp........................  34,765      719,635
          Robbins & Myers, Inc.....................  20,000      368,000
          Roper Industries, Inc....................  43,700    1,599,420
          Royal Appliance Manufacturing Co.(a).....  17,750      129,043
          Stewart & Stevenson Services, Inc........  34,000      480,760
          Timken Co................................  88,400    1,688,440
          Toro Co..................................  17,000    1,086,300
                                                            ------------
                                                              15,603,991
                                                            ------------
        Media -- 0.7%
          4Kids Entertainment, Inc.(a).............  17,500      386,400
          Harman International Industries, Inc.....  44,900    2,671,550
                                                            ------------
                                                               3,057,950
                                                            ------------
        Metals - Ferrous -- 1.0%
          Century Aluminum Co......................  28,600      211,926
          Cleveland-Cliffs, Inc.(a)................  14,200      281,870
          Commercial Metals Co.....................  39,900      647,976
          Material Sciences Corp.(a)...............  19,525      252,654
          Maverick Tube Corp.(a)...................  57,000      742,710
          Quanex Corp..............................  22,725      761,287
          Reliance Steel & Aluminum Co.............  44,600      929,464
          Steel Dynamics, Inc.(a)..................  66,200      796,386
          Steel Technologies, Inc..................  13,300      225,568
                                                            ------------
                                                               4,849,841
                                                            ------------
        Metals - Non Ferrous -- 0.2%
          Brush Engineered Materials, Inc.(a)......  23,100      127,050
          Commonwealth Industries, Inc.............  22,400      152,992
          IMCO Recycling, Inc.(a)..................  21,100      171,543
          RTI International Metals, Inc.(a)........  28,900      291,890
          Ryerson Tull, Inc........................  34,900      212,890
          Wolverine Tube, Inc.(a)..................  17,100       97,641
                                                            ------------
                                                               1,054,006
                                                            ------------
        Mineral Resources -- 0.2%
          Massey Energy Co......................... 104,800    1,018,656
                                                            ------------
        Miscellaneous Basic Industry -- 1.3%
          Apogee Enterprises, Inc..................  38,500      344,614
          Armor Holdings, Inc.(a)..................  41,000      564,570
          Briggs & Stratton Corp...................  30,100    1,278,347
          Lawson Products, Inc.....................  13,300      412,034
          Libbey, Inc..............................  20,600      535,600
          Meade Instruments Corp.(a)...............  27,100       84,552
          Texas Industries, Inc....................  29,300      711,990
          Tredegar Industries, Inc.................  53,750      806,250
          Watsco, Inc..............................  35,650      583,947
          Watts Industries, Inc. (Class "A" Stock).  37,700      593,398
                                                            ------------
                                                               5,915,302
                                                            ------------
        Miscellaneous - Consumer Growth/Stable -- 0.3%
          DIMON, Inc...............................  62,275      373,650
          Hughes Supply, Inc.......................  33,300      909,756
                                                            ------------
                                                               1,283,406
                                                            ------------
        Networking -- 0.2%
          Aeroflex, Inc.(a)........................  83,600      576,840
          C-COR.net Corp.(a).......................  50,900      168,988
                                                            ------------
                                                                 745,828
                                                            ------------

                                                             Value
         COMMON STOCKS                              Shares  (Note 2)
         (Continued)                                ------ -----------
         Office Equipment & Supplies -- 0.5%
           Global Imaging Systems, Inc.(a)......... 30,200 $   555,076
           Imagistics International, Inc.(a)....... 25,400     508,000
           New England Business Service, Inc....... 18,150     442,860
           Standard Register Co.................... 39,300     707,400
                                                           -----------
                                                             2,213,336
                                                           -----------
         Oil & Gas -- 3.9%
           Cabot Oil & Gas Corp. (Class "A" Stock). 44,200   1,095,276
           Cascade Natural Gas Corp................ 15,322     306,440
           Cimarex Energy Co.(a)................... 56,700   1,014,930
           Evergreen Resources, Inc.(a)............ 26,400   1,184,040
           Frontier Oil Corp....................... 36,300     625,086
           Laclede Group, Inc...................... 26,300     636,460
           Lone Star Technologies, Inc.(a)......... 39,700     591,133
           Newfield Exploration Co.(a)............. 62,050   2,236,902
           Northwest Natural Gas Co................ 35,550     961,983
           Nuevo Energy Co.(a)..................... 26,700     296,370
           Piedmont Natural Gas Co., Inc........... 46,000   1,626,100
           Plains Exploration & Production Co.(a).. 33,500     326,625
           Prima Energy Corp.(a)................... 17,750     396,890
           Remington Oil and Gas Corp.(a).......... 36,500     598,965
           Southern Union Co....................... 77,398   1,277,067
           Southwest Gas Corp...................... 46,250   1,084,563
           Swift Energy Co.(a)..................... 37,900     366,493
           Tom Brown, Inc.(a)...................... 54,700   1,372,970
           Unit Corp.(a)........................... 60,400   1,120,420
           Vintage Petroleum, Inc.(b).............. 88,100     929,455
                                                           -----------
                                                            18,048,168
                                                           -----------
         Oil & Gas Services -- 3.6%
           Atwood Oceanics, Inc.(a)................ 19,300     580,930
           Cal Dive International, Inc.(a)......... 52,000   1,222,000
           CARBO Ceramics, Inc..................... 21,550     726,235
           Energen Corp............................ 48,300   1,405,530
           Hydril Co.(a)........................... 17,100     403,047
           Input/Output, Inc.(a)................... 71,100     302,175
           New Jersey Resources Corp............... 37,450   1,183,046
           NUI Corp................................ 21,900     377,994
           Oceaneering International, Inc.(a)...... 34,500     853,530
           Offshore Logistics, Inc................. 31,600     692,672
           Patina Oil & Gas Corp................... 38,725   1,225,646
           Plains Resources, Inc.(a)............... 33,600     398,160
           Pogo Producing Co....................... 84,900   3,162,525
           SEACOR SMIT, Inc.(a).................... 27,800   1,237,100
           Southwestern Energy Co.(a).............. 35,700     408,765
           St. Mary Land & Exploration Co.......... 39,400     985,000
           Stone Energy Corp.(a)................... 36,700   1,224,312
           W-H Energy Services, Inc.(a)............ 37,700     550,043
                                                           -----------
                                                            16,938,710
                                                           -----------
         Paper & Forest Products -- 0.9%
           Brady (W.H.) Co. (Class "A" Stock)...... 32,300   1,077,205
           Buckeye Technologies, Inc.(a)........... 51,500     316,725
           Caraustar Industries, Inc............... 38,800     367,824
           Chesapeake Corp......................... 21,100     376,635
           Pope & Talbot, Inc...................... 21,725     309,798
           Rock-Tenn Co. (Class "A" Stock)......... 48,200     649,736

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
         COMMON STOCKS                              Shares   (Note 2)
         (Continued)                                ------ ------------
         Paper & Forest Products (cont'd.)
           Schweitzer-Mauduit Int'l, Inc........... 20,800 $    509,600
           Universal Forest Products, Inc.......... 24,700      526,629
                                                           ------------
                                                              4,134,152
                                                           ------------
         Pharmaceuticals -- 0.2%
           Alpharma, Inc. (Class "A" Stock)........ 71,500      851,565
           MGI Pharma, Inc.(a)..................... 35,300      255,925
                                                           ------------
                                                              1,107,490
                                                           ------------
         Photography -- 0.1%
           Concord Camera Corp.(a)................. 39,200      212,856
                                                           ------------
         Precious Metals -- 0.1%
           Stillwater Mining Co.(a)................ 60,600      324,210
                                                           ------------
         Real Estate Investment Trust -- 1.4%
           Capital Automotive REIT................. 39,000      924,300
           Colonial Properties Trust............... 31,500    1,069,110
           Essex Property Trust, Inc............... 25,500    1,296,675
           Glenborough Realty Trust, Inc........... 38,500      686,070
           Kilroy Realty Corp...................... 38,850      895,493
           Shurgard Storage Centers, Inc.
            (Class "A" Stock)...................... 50,100    1,570,134
                                                           ------------
                                                              6,441,782
                                                           ------------
         Restaurants -- 2.8%
           Applebee's Int'l, Inc................... 76,950    1,784,547
           CEC Entertainment, Inc.(a).............. 38,275    1,175,043
           IHOP Corp.(a)........................... 29,400      705,600
           Jack in the Box, Inc.(a)................ 54,600      944,034
           Landry's Restaurants, Inc............... 38,700      821,988
           Lone Star Steakhouse & Saloon, Inc...... 29,400      568,596
           Luby's, Inc.(a)......................... 31,300       91,083
           O'Charley's, Inc.(a).................... 26,200      537,886
           P.F. Chang's China Bistro, Inc.(a)...... 34,750    1,261,425
           RARE Hospitality International, Inc.(a). 30,600      845,172
           Ruby Tuesday, Inc....................... 88,950    1,537,946
           Ryan's Family Steak Houses, Inc.(a)..... 60,800      690,080
           Sonic Corp.(a).......................... 54,380    1,114,246
           The Steak 'n Shake Co.(a)............... 38,182      381,820
           TriArc Cos., Inc. (Class "A" Stock)..... 28,300      742,592
                                                           ------------
                                                             13,202,058
                                                           ------------
         Retail -- 6.5%
           AnnTaylor Stores Corp.(a)(b)............ 62,400    1,274,208
           Arctic Cat, Inc......................... 30,800      492,800
           Brown Shoe Co., Inc..................... 24,750      589,793
           Building Materials Corp................. 18,250      260,975
           Burlington Coat Factory Warehouse Corp.. 62,700    1,125,465
           Caseys Gen. Stores, Inc................. 69,100      843,711
           Cash America International, Inc......... 33,943      323,137
           Casual Male Corp.(f).................... 20,000            2
           Cato Corp. (Class "A" Stock)............ 35,500      766,445
           Christopher & Banks Corp.(a)............ 35,900      744,925
           Cost Plus, Inc.(a)...................... 30,300      868,701
           Dress Barn, Inc.(a)..................... 40,500      538,650
           Duane Reade, Inc.(a).................... 33,348      566,916
           Footstar, Inc.(a)....................... 28,050      195,228
           Fred's, Inc............................. 36,000      925,200
           Goody's Family Clothing, Inc.(a)........ 45,600      202,464

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                  ------- ------------
       Retail (cont'd.)
         Great Atlantic & Pacific Tea Co., Inc.(a).  53,600 $    432,016
         Group 1 Automotive, Inc.(a)...............  31,350      748,638
         Hancock Fabrics, Inc......................  26,300      401,075
         Haverty Furniture Cos., Inc...............  30,300      421,170
         Hot Topic, Inc.(a)........................  43,200      988,416
         J. Jill Group, Inc.(a)....................  27,250      380,955
         Jo-Ann Stores, Inc.
          (Class "A" Stock)(a)(b)..................  26,900      617,893
         K-Swiss, Inc. (Class "A" Stock)...........  24,900      540,579
         Linens 'n Things, Inc.(a).................  61,400    1,387,640
         O'Reilly Automotive, Inc.(a)..............  74,300    1,879,047
         Panera Bread Co. (Class "A" Stock)(a).....  40,600    1,413,286
         Pep Boys-Manny, Moe & Jack................  72,400      839,840
         Quiksilver, Inc.(a).......................  32,900      877,114
         Regis Corp................................  60,300    1,567,197
         Russ Berrie & Co., Inc....................  28,600      966,108
         School Specialty, Inc.(a).................  25,700      513,486
         Shopko Stores, Inc........................  40,200      500,490
         Stein Mart, Inc.(a).......................  58,350      355,935
         Stride Rite Corp..........................  55,700      399,369
         The Childrens Place Retail Stores,
          Inc.(a)..................................  36,900      392,616
         The Gymboree Corp.(a).....................  40,650      644,709
         The Men's Wearhouse, Inc.(a)(b)...........  56,750      973,262
         Too, Inc.(a)..............................  47,500    1,117,200
         Ultimate Electronics, Inc.(a).............  20,150      204,523
         Wet Seal, Inc.(a).........................  42,725      459,764
         Zale Corp.(a).............................  46,200    1,473,780
                                                            ------------
                                                              30,214,728
                                                            ------------
       Semiconductors -- 1.9%
         AstroPower, Inc.(a)(b)....................  30,350      242,496
         ATMI, Inc.(a).............................  42,600      788,952
         Axcelis Technologies, Inc.(a)............. 136,800      767,311
         Brooks-PRI Automation, Inc.(a)............  47,200      540,912
         DuPont Photomasks, Inc.(a)................  25,100      583,575
         ESS Technology, Inc.(a)...................  60,200      378,658
         Exar Corp.(a).............................  55,300      685,720
         Kopin Corp.(a)............................  96,600      378,672
         ParthusCeva, Inc.(a)......................     316        1,868
         Pericom Semiconductor Corp.(a)............  36,100      299,991
         Power Integrations, Inc.(a)...............  39,700      674,900
         Rudolph Technologies, Inc.(a).............  22,700      434,932
         Skyworks Solutions, Inc.(a)(b)............ 191,500    1,650,730
         Varian Semiconductor Equipment
          Associates, Inc.(a)......................  47,000    1,116,767
         Veeco Instruments, Inc.(a)................  40,486      468,018
                                                            ------------
                                                               9,013,502
                                                            ------------
       Software -- 2.0%
         ANSYS, Inc.(a)............................  20,300      410,060
         BARRA, Inc.(a)............................  27,500      834,075
         Captaris, Inc.(a).........................  44,400      106,560
         Catapult Communications Corp.(a)..........  18,100      216,295
         Concerto Software, Inc.(a)................  16,300      110,025
         Concord Communications, Inc.(a)...........  23,800      213,962
         Gerber Scientific, Inc.(a)................  30,800      125,048
         Hyperion Solutions Corp.(a)...............  47,570    1,221,122

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------ ------------
        Software (cont'd.)
          JDA Software Group, Inc.(a)............... 39,700 $    383,502
          MapInfo Corp.(a).......................... 21,050      116,828
          MICROS Systems, Inc.(a)................... 24,300      544,806
          MRO Software, Inc.(a)..................... 33,700      409,286
          Netegrity, Inc.(a)........................ 47,600      154,843
          PC-Tel, Inc.(a)........................... 27,900      189,162
          Rainbow Technologies, Inc.(a)............. 36,400      260,988
          Roxio, Inc.(a)............................ 27,100      129,267
          SCM Microsystems, Inc.(a)................. 21,800       92,650
          SERENA Software, Inc.(a)(b)............... 56,300      888,977
          SPSS, Inc.(a)............................. 23,900      334,361
          Take-Two Interactive Software, Inc.(a)(b). 54,400    1,277,856
          THQ, Inc.(a)(b)........................... 55,275      732,394
          Verity, Inc.(a)........................... 48,300      646,785
          Zixit Corp.(b)............................ 25,900      114,219
                                                            ------------
                                                               9,513,071
                                                            ------------
        Supermarkets -- 0.2%
          Kronos, Inc.(a)........................... 27,400    1,013,526
                                                            ------------
        Technology -- 0.1%
          Systems & Computer Technology
           Corp.(a)................................. 47,000      404,200
                                                            ------------
        Telecommunications -- 0.8%
          Allen Telecom, Inc.(a).................... 42,500      402,475
          Aware, Inc.(a)............................ 31,500       68,670
          Boston Communications Group, Inc.(a)...... 24,200      307,582
          Digi International, Inc.(a)............... 30,900       89,919
          General Communication, Inc.(a)............ 77,600      520,696
          Harmonic, Inc.(a)......................... 83,700      192,510
          Intermediate Telephone, Inc............... 34,400      719,304
          Metro One Telecommunications, Inc.(a) .... 34,400      221,880
          Network Equipment Technologies, Inc.(a)... 31,200      122,304
          Symmetricom, Inc.(a)...................... 55,350      233,577
          Tollgrade Communications, Inc.(a)......... 18,800      220,524
          ViaSat, Inc.(a)........................... 36,100      416,594
                                                            ------------
                                                               3,516,035
                                                            ------------
        Textiles -- 0.8%
          Angelica Corp............................. 12,100      249,865
          Ashworth, Inc.(a)......................... 18,650      119,360
          G & K Services, Inc. (Class "A" Stock).... 28,900    1,023,089
          Haggar Corp...............................  8,900      112,051
          Kellwood Co............................... 35,625      926,250
          Nautica Enterprises, Inc.(a).............. 46,900      521,059
          Oshkosh B'Gosh, Inc. (Class "A" Stock).... 17,000      476,850
          Oxford Industries, Inc.................... 10,500      269,325
                                                            ------------
                                                               3,697,849
                                                            ------------
        Timber -- 0.1%
          Deltic Timber Corp........................ 16,600      443,220
                                                            ------------
        Transportation -- 0.3%
          Kansas City Southern(a)................... 84,900    1,018,800
          Pegasus Systems, Inc.(a).................. 34,500      346,035
                                                            ------------
                                                               1,364,835
                                                            ------------
        Trucking/Shipping -- 2.9%
          Arkansas Best Corp.(a).................... 34,600      898,943
          Forward Air Corp.(a)...................... 29,850      579,388

                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                           ----------- ------------
        Trucking/Shipping (cont'd.)
          Heartland Express, Inc.............      69,709 $  1,597,103
          Kirby Corp.(a).....................      33,500      917,565
          Knight Transportation, Inc.(a).....      46,300      972,300
          Landstar Systems, Inc.(a)..........      22,000    1,283,920
          Monaco Coach Corp.(a)..............      40,650      672,757
          Oshkosh Truck Corp.................      23,700    1,457,550
          Roadway Corp.......................      27,000      993,870
          USFreightways Corp.................      37,600    1,081,000
          Werner Enterprises, Inc............      88,749    1,910,766
          Yellow Corp.(a)....................      41,000    1,032,831
                                                          ------------
                                                            13,397,993
                                                          ------------
        Utility - Electric -- 1.6%
          Atmos Energy Corp..................      57,900    1,350,228
          Avista Corp........................      66,700      771,052
          Central Vermont Public Service
           Corp..............................      16,300      297,964
          CH Energy Group, Inc...............      22,600    1,053,838
          El Paso Electric Co................      70,000      770,000
          Green Mountain Power Corp..........       4,800      100,656
          NorthWestern Corp.(b)..............      52,600      267,208
          Philadelphia Suburban Corp.........      94,422    1,945,093
          UIL Holdings Corp..................      20,125      701,759
                                                          ------------
                                                             7,257,798
                                                          ------------
        Utility - Water -- 0.1%
          American States Water Co...........      21,050      487,308
                                                          ------------
        TOTAL LONG-TERM INVESTMENTS
          (cost $507,826,927)..........................    460,343,328
                                                          ------------
                                               Principal
                                                Amount
        SHORT-TERM                               (000)
        INVESTMENTS -- 11.0%                  -----------
        U.S. Government Agency Obligation -- 0.1%
          United States Treasury Bill
           1.185%, 3/20/03(d)(e)............. $       450      448,844
                                                          ------------
                                                Shares
                                              -----------
        Mutual Fund -- 10.9%
          Prudential Core Investment Fund --
           Taxable Money Market Series
           (Note 4)(c).......................  51,238,969   51,238,969
                                                          ------------
        TOTAL SHORT-TERM INVESTMENTS
          (cost $51,687,813)...........................     51,687,813
                                                          ------------
        TOTAL INVESTMENTS -- 109.5%
          (cost $559,514,740; Note 6)..................    512,031,141
        VARIATION MARGIN ON OPEN FUTURES
         CONTRACTS(g)....................................       40,800
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (9.5)%................................  (44,656,706)
                                                          ------------
        NET ASSETS -- 100%............................... $467,415,235
                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                -------------------------------------------------
                SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $42,831,643; cash collateral $44,589,915 was received with which the portfolio purchased securities.

(c)Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Rate quoted represents yield-to-maturity as of purchase date.

(f)Indicates a fair valued security.

(g)Open futures contracts as of December 31, 2002 were as follows:

   Number of                         Expiration  Value at      Value at       Unrealized
   Contracts            Type            Date    Trade Date December 31, 2002 Depreciation
--------------- -------------------- ---------- ---------- ----------------- ------------
Long Positions:
      32        S&P MidCap 400 Index   Mar 03   $6,944,825    $6,878,400       $(66,425)
                                                                               ========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

                ------------------------------------------------
                SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 100.0%                      Value
                                                   Shares    (Note 2)
         MUTUAL FUNDS                              ------- -----------
           Jennison Portfolio..................... 116,427 $ 1,489,102
           SP Alliance Large Cap Growth Portfolio. 295,408   1,485,902
           SP Davis Value Portfolio............... 396,147   3,018,643
           SP Deutsche International Equity
            Portfolio............................. 440,893   2,680,630
           SP Jennison International Growth
            Portfolio............................. 621,897   2,624,406
           SP Prudential U.S. Emerging Growth
            Portfolio............................. 402,372   1,883,103
           SP Small/Mid Cap Value Portfolio....... 195,407   1,891,541
                                                           -----------
         TOTAL INVESTMENTS -- 100.0%
          (cost $17,383,905; Note 6)......................  15,073,327
         LIABILITIES IN EXCESS OF OTHER ASSETS............      (1,563)
                                                           -----------
         NET ASSETS -- 100.0%............................. $15,071,764
                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                        ---------------------------------
                        SP ALLIANCE TECHNOLOGY PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


      LONG-TERM INVESTMENTS -- 94.7%                            Value
                                                       Shares  (Note 2)
      COMMON STOCKS -- 94.0%                           ------ -----------
      Business Services -- 0.4%
        Hewitt Associates, Inc. (Class "A" Stock)(a)..    850 $    26,937
                                                              -----------
      Communications Equipment -- 6.6%
        Cisco Systems, Inc.(a)........................ 18,650     244,315
        Juniper Networks, Inc.(a).....................  7,300      49,640
        Nokia Oyj, ADR (Finland)......................  8,850     137,175
                                                              -----------
                                                                  431,130
                                                              -----------
      Computer Hardware -- 6.8%
        Avocent Corp.(a)..............................  5,850     129,987
        Dell Computer Corp.(a)........................ 11,700     312,858
                                                              -----------
                                                                  442,845
                                                              -----------
      Computer Services -- 18.4%
        Affiliated Computer Services, Inc.
         (Class "A" Stock)(a).........................  5,700     300,105
        Computer Sciences Corp.(a)....................  3,525     121,436
        DST Systems, Inc.(a)..........................  5,300     188,415
        Exult, Inc.(a)................................  4,900      15,582
        First Data Corp...............................  9,600     339,936
        Fiserv, Inc.(a)...............................  5,630     191,139
        The BISYS Group, Inc.(a)......................  2,950      46,905
                                                              -----------
                                                                1,203,518
                                                              -----------
      Contract Manufacturing -- 4.9%
        Celestica, Inc. (Canada)(a)...................  1,300      18,330
        Flextronics International Ltd. (Singapore)(a). 19,900     162,981
        Sanmina Corp.(a).............................. 21,500      96,535
        Solectron Corp.(a)............................ 12,150      43,133
                                                              -----------
                                                                  320,979
                                                              -----------
      Internet Content -- 8.1%
        eBay, Inc.(a).................................  4,800     325,536
        Networks Associates, Inc.(a)..................  6,650     106,998
        Symantec Corp.(a).............................  2,400      97,224
                                                              -----------
                                                                  529,758
                                                              -----------
      Media -- 7.5%
        Comcast Corp. (Class "A" Stock)(a)............  2,674      63,026
        Comcast Corp. (Special Class "A" Stock)(a)....  1,500      33,885
        Cox Communications, Inc.
         (Class "A" Stock)(a).........................  5,600     159,040
        Viacom, Inc. (Class "B" Stock)(a).............  5,650     230,294
                                                              -----------
                                                                  486,245
                                                              -----------
      Semiconductors -- 15.0%
        Altera Corp.(a)...............................  8,050      99,256
        Intel Corp.................................... 12,200     189,954
        Linear Technology Corp........................  1,600      41,152
        Marvell Technology Group Ltd.
         (Bermuda)(a).................................  4,650      87,699
        Microchip Technology, Inc.....................  6,615     161,737
        Samsung Electronics Co., Ltd., GDR
         (South Korea)................................  1,002     133,767
        Taiwan Semiconductor Manufacturing Co Ltd.,
         ADR (Taiwan)................................. 21,410     150,940
        Texas Instruments, Inc........................  7,875     118,204
                                                              -----------
                                                                  982,709
                                                              -----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 --------- -----------
       Semiconductor Equipment -- 4.6%
         Applied Materials, Inc.(a)...............    5,350  $    69,710
         KLA-Tencor Corp.(a)......................    1,950       68,972
         Maxim Integrated Products, Inc...........    2,800       92,512
         Novellus Systems, Inc.(a)................    2,500       70,200
                                                             -----------
                                                                 301,394
                                                             -----------
       Software -- 17.0%
         BEA Systems, Inc.(a).....................    5,800       66,526
         Electronic Arts, Inc.(a).................    2,825      140,600
         Informatica Corp.(a).....................    5,925       34,128
         Macrovision Corp.(a).....................    3,850       61,754
         Mercury Interactive Corp.(a).............    3,250       96,363
         Microsoft Corp.(a).......................    6,350      328,295
         Oracle Corp.(a)..........................   11,150      120,420
         PeopleSoft, Inc.(a)......................    5,450       99,735
         SAP AG, ADR (Germany)....................    4,000       78,000
         VERITAS Software Corp.(a)................    5,650       88,253
                                                             -----------
                                                               1,114,074
                                                             -----------
       Telecommunication Services -- 0.6%
         AT&T Corp................................    1,530       39,948
                                                             -----------
       Telecommunications - Wireless -- 4.1%
         Motorola, Inc............................    7,250       62,713
         QUALCOMM, Inc.(a)........................    2,650       96,433
         Vodafone Group PLC, ADR
          (United Kingdom)........................    5,850      106,002
                                                             -----------
                                                                 265,148
                                                             -----------
       TOTAL COMMON STOCKS
        (cost $7,232,446)...................................   6,144,685
                                                             -----------
                                                     Units
       WARRANT -- 0.7%                             ---------
       Salomon Smith Barney, expiring 1/15/04
        (cost $48,543)............................   13,300       45,619
       TOTAL LONG-TERM INVESTMENTS
        (cost $7,280,989)...................................   6,190,304
                                                             -----------
                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENT -- 5.0%                          ---------
       Repurchase Agreement
         State Street Bank & Trust Co. Repurchase
          Agreement, 0.75%, 1/2/03(b)
          (cost $330,064).........................  $   330      330,064
                                                             -----------
       TOTAL INVESTMENTS -- 99.7%
        (cost $7,611,053; Note 6)...........................   6,520,368
       OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.3%.................................      19,843
                                                             -----------
       NET ASSETS -- 100.0%................................. $ 6,540,211
                                                             ===========

The following abbreviations are used in portfolio descriptions:

                         ADR American Depository Receipt
                         GDR Global Depositary Receipt

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $330,078 due 1/2/03. The value of the collateral including accrued interest was $337,968.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                     ---------------------------------------
                     SP BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       Mutual Funds                               --------- ------------
       Jennison Portfolio........................   995,283 $ 12,729,669
       SP Alliance Large Cap Growth Portfolio.... 2,525,226   12,701,885
       SP Davis Value Portfolio.................. 3,386,210   25,802,922
       SP Deutsche International Equity Portfolio 1,231,028    7,484,650
       SP Jennison International Growth Portfolio 1,736,639    7,328,618
       SP PIMCO High Yield Portfolio............. 2,416,847   22,162,490
       SP PIMCO Total Return Portfolio........... 3,243,696   37,010,571
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 2,358,554   11,038,031
       SP Small/Mid Cap Value Portfolio.......... 1,145,583   11,089,246
                                                            ------------
       TOTAL INVESTMENTS -- 100.0%
        (cost $159,421,995; Note 6)........................  147,348,082
       LIABILITIES IN EXCESS OF OTHER ASSETS...............       (7,260)
                                                            ------------
       NET ASSETS -- 100.0%................................ $147,340,822
                                                            ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                   -------------------------------------------
                   SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


         LONG-TERM INVESTMENTS -- 100.0%                     Value
                                                 Shares     (Note 2)
         MUTUAL FUNDS                           --------- ------------
         Jennison Portfolio....................   680,116 $  8,698,680
         SP Alliance Large Cap Growth Portfolio 1,725,586    8,679,700
         SP Davis Value Portfolio.............. 2,313,776   17,630,976
         SP PIMCO High Yield Portfolio......... 2,569,231   23,559,852
         SP PIMCO Total Return Portfolio....... 4,137,858   47,212,965
         SP Prudential U.S. Emerging Growth
          Portfolio............................ 1,253,480    5,866,285
         SP Small/Mid Cap Value Portfolio......   608,850    5,893,667
                                                          ------------
         TOTAL INVESTMENTS -- 100.0%
            (cost $121,852,614; Note 6)..................  117,542,125
         LIABILITIES IN EXCESS OF OTHER ASSETS...........       (5,980)
                                                          ------------
         NET ASSETS -- 100.0%............................ $117,536,145
                                                          ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                      -------------------------------------
                      SP GROWTH ASSET ALLOCATION PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 100.0%                         Value
                                                   Shares     (Note 2)
       MUTUAL FUNDS                               --------- -----------
       Jennison Portfolio........................   837,909 $10,716,858
       SP Alliance Large Cap Growth Portfolio.... 2,125,972  10,693,640
       SP Davis Value Portfolio.................. 2,850,611  21,721,658
       SP Deutsche International Equity Portfolio 1,611,631   9,798,717
       SP Jennison International Growth Portfolio 2,273,892   9,595,824
       SP PIMCO High Yield Portfolio............. 1,054,701   9,671,605
       SP PIMCO Total Return Portfolio...........   849,295   9,690,455
       SP Prudential U.S. Emerging Growth
        Portfolio................................ 1,544,283   7,227,246
       SP Small/Mid Cap Value Portfolio..........   750,001   7,260,005
                                                            -----------
       TOTAL INVESTMENTS -- 100.0%
        (cost $107,719,942; Note 6)........................  96,376,008
       LIABILITIES IN EXCESS OF OTHER ASSETS...............      (5,131)
                                                            -----------
       NET ASSETS -- 100.0%................................ $96,370,877
                                                            ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                   ------------------------------------------
                   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 90.7%                           Value
                                                       Shares  (Note 2)
       COMMON STOCKS                                   ------ -----------
       Advertising -- 0.6%
         Getty Images, Inc.(a)........................  2,500 $    76,375
                                                              -----------
       Airlines -- 0.9%
         JetBlue Airways Corp.(a).....................  4,150     112,050
                                                              -----------
       Apparel -- 1.8%
         AnnTaylor Stores Corp.(a)....................  2,100      42,882
         Coach, Inc.(a)...............................  3,200     105,344
         Gymboree Corp. (The)(a)......................  4,700      74,542
                                                              -----------
                                                                  222,768
                                                              -----------
       Auto Parts & Equipment -- 0.5%
         Advance Auto Parts, Inc.(a)..................  1,300      63,570
                                                              -----------
       Banking -- 5.9%
         City National Corp...........................  1,750      76,982
         Commerce Bancorp, Inc........................  1,400      60,466
         Cullen/Frost Bankers, Inc....................  2,400      78,480
         Dime Community Bancshares....................  3,300      63,195
         Greater Bay Bancorp..........................  3,300      57,057
         Investors Financial Services Corp............  6,800     186,252
         New York Community Bancorp, Inc..............  3,600     103,968
         Silicon Valley Bancshares(a).................  6,100     111,325
                                                              -----------
                                                                  737,725
                                                              -----------
       Commercial Services -- 0.4%
         iDine Rewards Network, Inc.(a)...............  4,800      50,976
                                                              -----------
       Computer Software & Services -- 10.5%
         Anteon International Corp.(a)................  2,800      67,200
         Cognizant Technology Solutions Corp.(a)......    700      50,561
         Cognos, Inc. (Canada)(a).....................  4,500     105,525
         Jack Henry & Associates, Inc.................  8,400     101,136
         Manhattan Associates, Inc.(a)................  2,900      68,614
         NetScreen Technologies, Inc.(a)..............  6,000     101,040
         Overture Services, Inc.(a)...................  3,400      92,854
         PEC Solutions, Inc.(a).......................  2,300      68,770
         Pixar, Inc.(a)...............................  1,500      79,485
         Quest Software, Inc.(a)......................  8,700      89,697
         RSA Security, Inc.(a)........................ 13,600      81,464
         SI International, Inc.(a)....................  3,200      34,592
         SRA International, Inc. (Class "A" Stock)(a).  3,800     102,942
         The BISYS Group, Inc.(a).....................  5,400      85,860
         TIBCO Software, Inc.(a)......................  7,010      43,322
         Tier Technologies, Inc.
          (Class "B" Stock)(a)........................  8,650     138,400
                                                              -----------
                                                                1,311,462
                                                              -----------
       Construction -- 0.7%
         Toll Brothers, Inc.(a).......................  4,500      90,900
                                                              -----------
       Consulting -- 3.2%
         Corporate Executive Board Co.(a).............  3,700     118,104
         FTI Consulting, Inc.(a)......................  3,600     144,540
         MAXIMUS, Inc.(a).............................  2,400      62,640
         Websense, Inc.(a)............................  3,700      79,036
                                                              -----------
                                                                  404,320
                                                              -----------
       Containers -- 0.9%
         Crown Cork & Seal Co., Inc.(a)............... 14,800     117,660
                                                              -----------

            COMMON STOCKS                                  Value
                                                  Shares  (Note 2)
            (Continued)                           ------ -----------
            Distribution/Wholesalers -- 1.9%
              Performance Food Group Co.(a)......  3,100 $   105,273
              United Natural Foods, Inc.(a)......  5,200     131,820
                                                         -----------
                                                             237,093
                                                         -----------
            Diversified Manufacturing Operations -- 0.8%
              Kennametal, Inc....................  2,000      68,960
              Playtex Products, Inc.(a)..........  3,000      29,640
                                                         -----------
                                                              98,600
                                                         -----------
            Education -- 2.8%
              Career Education Corp.(a)..........  2,800     112,000
              Corinthian Colleges, Inc.(a).......  4,300     162,798
              University of Phoenix Online(a)....  2,266      81,213
                                                         -----------
                                                             356,011
                                                         -----------
            Electronics -- 7.3%
              Aeroflex, Inc.(a).................. 11,700      80,730
              ATMI, Inc.(a)......................  4,200      77,784
              Brooks-PRI Automation, Inc.(a).....  4,150      47,559
              Cognex Corp.(a)....................  4,662      85,921
              Exar Corp.(a)......................  7,900      97,960
              OmniVision Technologies, Inc.(a)...  5,200      70,564
              OSI Systems, Inc.(a)...............  5,400      91,692
              Plexus Corp.(a)....................  7,000      61,460
              Qlogic Corp.(a)....................  1,300      44,863
              Semtech Corp.(a)...................  5,900      64,428
              Skyworks Solutions, Inc.(a)........  7,000      60,340
              Varian Semiconductor Equipment
               Associates, Inc.(a)...............  2,500      59,402
              Zebra Technologies Corp.
               (Class "A" Stock)(a)..............  1,200      68,760
                                                         -----------
                                                             911,463
                                                         -----------
            Electronic Components -- 1.9%
              Cree, Inc.(a)......................  4,100      67,035
              Cymer, Inc.(a).....................  2,000      64,500
              MKS Instruments, Inc.(a)...........  6,200     101,866
                                                         -----------
                                                             233,401
                                                         -----------
            Entertainment -- 0.8%
              Regal Entertainment Group
               (Class "A" Stock).................  4,400      94,248
                                                         -----------
            Financial Services -- 2.3%
              Affiliated Managers Group, Inc.(a).  1,700      85,510
              Eaton Vance Corp...................  4,200     118,650
              Raymond James Financial, Inc.......  2,700      79,866
                                                         -----------
                                                             284,026
                                                         -----------
            Food & Beverage -- 1.0%
              American Italian Pasta Co.
               (Class "A" Stock)(a)..............  3,400     122,332
                                                         -----------
            Gaming -- 1.3%
              Alliance Gaming Corp.(a)...........  7,100     120,913
              Mandalay Resort Group(a)...........  1,500      45,915
                                                         -----------
                                                             166,828
                                                         -----------
            Health Services -- 2.8%
              DaVita, Inc.(a)....................  2,500      61,675
              First Health Group Corp.(a)........  2,400      58,440

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       COMMON STOCKS                                           Value
                                                      Shares  (Note 2)
       (Continued)                                    ------ -----------
       Health Services (cont'd.)
         Mid Atlantic Medical Services, Inc.(a)......  1,800 $    58,320
         Neurocrine Biosciences, Inc.(a).............  2,000      91,320
         Renal Care Group, Inc.(a)...................  2,700      85,428
                                                             -----------
                                                                 355,183
                                                             -----------
       Hospitals -- 0.4%
         Province Healthcare Co.(a)..................  5,100      49,623
                                                             -----------
       Human Resources -- 0.9%
         Heidrick & Struggles International, Inc.(a).  7,600     111,492
                                                             -----------
       Insurance -- 0.8%
         RenaissanceRe Holdings, Ltd. (Bermuda)......  2,400      95,040
                                                             -----------
       Investment Companies -- 4.4%
         Biotech HOLDRs Trust........................    700      59,192
         Nasdaq-100 Trust (Series "1" Stock)(a)...... 20,300     494,711
                                                             -----------
                                                                 553,903
                                                             -----------
       Leisure Facilities -- 0.3%
         Intrawest Corp. (Canada)....................  2,900      35,960
                                                             -----------
       Media -- 2.4%
         Cumulus Media, Inc. (Class "A" Stock)(a)....  4,000      59,480
         Entravision Communications Corp.
          (Class "A" Stock)(a).......................  5,400      53,892
         Lin TV Corp. (Class "A" Stock)(a)...........  4,400     107,140
         Radio One, Inc. (Class "D" Stock)(a)........  5,600      80,808
                                                             -----------
                                                                 301,320
                                                             -----------
       Medical Products -- 11.6%
         Accredo Health, Inc.(a).....................  2,612      92,073
         Advanced Neuromodulation Systems,
          Inc.(a)....................................  2,100      73,710
         Atrix Laboratories, Inc.(a).................  2,400      36,813
         Bio-Rad Laboratories, Inc.
          (Class "A" Stock)(a).......................  2,100      81,270
         Biosite, Inc.(a)............................  1,800      61,236
         Charles River Laboratories International,
          Inc.(a)....................................  3,000     115,440
         Cooper Cos., Inc. (The).....................  2,100      52,542
         CTI Molecular Imaging, Inc.(a)..............  4,000      98,640
         Enzon Pharmaceuticals, Inc.(a)..............  2,100      35,112
         Gen-Probe, Inc.(a)..........................  2,800      66,637
         IDEXX Laboratories, Inc.(a).................  1,000      32,850
         Integra LifeSciences Holdings(a)............  4,400      77,660
         Martek Biosciences Corp.(a).................  2,300      57,868
         Medicines Co. (The)(a)......................  4,100      65,682
         Mentor Corp.................................  1,500      57,750
         NPS Pharmaceuticals, Inc.(a)................  3,200      80,544
         Scios, Inc.(a)..............................  2,300      74,934
         Techne Corp.(a).............................  1,200      34,282
         Trimeris, Inc.(a)...........................  1,600      68,944
         Varian Medical Systems, Inc.(a).............  2,300     114,080
         Wilson Greatbatch Technologies, Inc.(a).....  2,700      78,840
                                                             -----------
                                                               1,456,907
                                                             -----------

          COMMON STOCKS                                     Value
                                                   Shares  (Note 2)
          (Continued)                              ------ -----------
          Oil & Gas Equipment & Services -- 2.5%
            FMC Technologies, Inc.(a).............  3,200 $    65,376
            Maverick Tube Corp.(a)................  5,400      70,362
            National-Oilwell, Inc.(a).............  3,000      65,520
            Smith International, Inc.(a)..........  3,400     110,908
                                                          -----------
                                                              312,166
                                                          -----------
          Oil & Gas Exploration & Production -- 4.2%
            Evergreen Resources, Inc.(a)..........  2,300     103,155
            Patterson-UTI Energy, Inc.(a).........  4,100     123,697
            Precision Drilling Corp. (Canada)(a)..  3,600     117,144
            Pride International, Inc.(a)..........  6,300      93,870
            Spinnaker Exploration Co.(a)..........  4,000      88,200
                                                          -----------
                                                              526,066
                                                          -----------
          Publishing & Printing -- 0.9%
            McClatchy Co. (Class "A" Stock).......  2,000     113,460
                                                          -----------
          Restaurants -- 2.0%
            California Pizza Kitchen, Inc.(a).....  3,500      88,200
            P. F. Chang's China Bistro, Inc.(a)...  2,200      79,860
            Panera Bread Co. (Class "A" Stock)(a).  2,400      83,544
                                                          -----------
                                                              251,604
                                                          -----------
          Retail -- 6.0%
            Big Lots, Inc.(a).....................  3,800      50,274
            Fred's, Inc. (Class "A" Stock)........  3,300      84,810
            Hollywood Entertainment Corp.(a)......  6,600      99,660
            Linens 'n Things, Inc.(a).............  4,900     110,740
            NBTY, Inc.(a).........................  4,600      80,868
            Pier 1 Imports, Inc...................  4,900      92,757
            Ross Stores, Inc......................  1,400      59,346
            Tuesday Morning Corp.(a)..............  4,700      80,370
            Whole Foods Market, Inc.(a)...........  1,800      94,914
                                                          -----------
                                                              753,739
                                                          -----------
          Telecommunication Equipment -- 1.6%
            Anaren, Inc.(a).......................  8,300      73,040
            Tekelec(a)............................ 11,750     122,788
                                                          -----------
                                                              195,828
                                                          -----------
          Telecommunication Services -- 0.4%
            Boston Communications Group, Inc.(a)..  3,800      48,298
                                                          -----------
          Trucking/Shipping -- 2.9%
            Arkansas Best Corp.(a)................  3,900     101,326
            J.B. Hunt Transport Services, Inc.(a).  3,500     102,550
            UTI Worldwide, Inc. (Virgin Islands)..  2,700      70,875
            Yellow Corp.(a).......................  3,300      83,130
                                                          -----------
                                                              357,881
                                                          -----------
          Waste Management -- 1.1%
            Waste Connections, Inc.(a)............  3,460     133,591
                                                          -----------
          TOTAL LONG-TERM INVESTMENTS
           (cost $11,586,808)............................  11,343,869
                                                          -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

             ------------------------------------------------------
             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                              Principal
                                               Amount      Value
            SHORT-TERM                          (000)     (Note 2)
            INVESTMENT -- 11.1%               --------- -----------
            Repurchase Agreement
              State Street Bank & Trust Co.,
               0.75%, 1/2/03(b)
               (cost $1,393,462).............  $1,393   $ 1,393,462
                                                        -----------
            TOTAL INVESTMENTS -- 101.8%
             (cost $12,980,270; Note 6)................  12,737,331
            LIABILITIES IN EXCESS OF OTHER
             ASSETS -- (1.8)%..........................    (224,273)
                                                        -----------
            NET ASSETS -- 100%......................... $12,513,058
                                                        ===========

The following abbreviation is used in portfolio descriptions:

HOLDRs  Holding Company Depository Receipts

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,393,520 due 1/2/03. The value of the collateral including accrued interest was $1,422,494.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

                   -------------------------------------------
                   SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 93.0%                           Value
                                                     Shares    (Note 2)
       COMMON STOCKS -- 84.5%                       --------- -----------
       Austria -- 2.0%
         Erste Bank der oesterreichischen
          Sparkassen AG............................    17,208 $ 1,158,362
                                                              -----------
       Bermuda -- 2.0%
         XL Capital, Ltd. (Class "A" Stock)........    15,300   1,181,925
                                                              -----------
       Brazil -- 1.1%
         Petroleo Brasileiro SA, ADR...............    43,800     654,372
                                                              -----------
       Denmark -- 0.7%
         H. Lundbeck A/S...........................    14,900     395,743
                                                              -----------
       Finland -- 2.0%
         Nokia Oyj (Class "A" Stock)...............    75,239   1,196,115
                                                              -----------
       France -- 8.5%
         NicOx(a)..................................    24,475     359,557
         Sanofi-Synthelabo SA......................    27,500   1,680,915
         TotalFinaElf SA...........................    20,743   2,962,421
                                                              -----------
                                                                5,002,893
                                                              -----------
       Germany -- 1.7%
         Bayerische Motoren Werke (BMW) AG.........    32,490     985,973
                                                              -----------
       Hong Kong -- 8.5%
         ASM Pacific Technology, Ltd...............   460,500     909,382
         Convenience Retail Asia, Ltd.(a).......... 1,996,648     528,070
         Esprit Holdings, Ltd......................   564,688     948,584
         Johnson Electric Holdings, Ltd............ 1,262,400   1,392,167
         Li & Fung, Ltd............................   563,100     534,335
         Techtronic Industries Co., Ltd............   696,000     660,445
                                                              -----------
                                                                4,972,983
                                                              -----------
       Israel -- 0.6%
         Teva Pharmaceutical Industries, Ltd., ADR.     9,400     362,934
                                                              -----------
       Italy -- 7.1%
         Banco Popolare di Verona e Novara Scrl....   105,654   1,178,518
         Tod's SpA.................................    46,748   1,496,657
         UniCredito Italiano SpA...................   377,500   1,509,243
                                                              -----------
                                                                4,184,418
                                                              -----------
       Japan -- 10.5%
         Canon, Inc................................    26,600   1,001,955
         Fuji Television Network, Inc..............       152     612,252
         Nidec Copal Corp..........................    58,800   1,270,498
         NTT DoCoMo, Inc...........................       586   1,081,435
         ORIX Corp.................................     9,900     638,198
         Takeda Chemical Industries, Ltd...........    14,000     585,152
         Tokyo Broadcasting System, Inc............    40,700     511,708
         Tokyo Gas Co., Ltd........................   152,600     478,362
                                                              -----------
                                                                6,179,560
                                                              -----------
       Mexico -- 1.8%
         Grupo Financiero BBVA Bancomer SA de
          CV (Class "B" Stock)(a).................. 1,392,200   1,052,398
                                                              -----------
       Netherlands -- 2.8%
         ASM International NV(a)...................    54,200     699,180
         IHC Caland NV.............................    17,300     913,127
                                                              -----------
                                                                1,612,307
                                                              -----------

         COMMON STOCKS                                       Value
                                                  Shares    (Note 2)
          (Continued)                            --------- -----------
         Norway -- 2.9%
           Gjensidige NOR ASA...................    35,400 $ 1,159,942
           Tanderg ASA(a).......................    92,800     535,816
                                                           -----------
                                                             1,695,758
                                                           -----------
         South Korea -- 5.0%
           Hite Brewery Co., Ltd. (a)...........    14,910     617,243
           Hyundai Mobis........................    23,630     434,327
           Kookmin Credit Card Co., Ltd.........    12,300     299,709
           Samsung Electronics Co., Ltd.........     5,900   1,561,992
                                                           -----------
                                                             2,913,271
                                                           -----------
         Spain -- 4.8%
           Banco Popular Espanol SA.............    39,319   1,607,866
           Gamesa Corporacion Tecnologica SA(a).    73,300   1,200,671
                                                           -----------
                                                             2,808,537
                                                           -----------
         Sweden -- 1.2%
           Securitas AB (Class "B" Stock).......    56,900     679,143
                                                           -----------
         Switzerland -- 4.6%
           Centerpulse AG.......................     4,100     714,619
           Logitech International SA(a).........    19,400     578,761
           Nobel Biocare Holding AG(a)..........    21,700   1,395,196
                                                           -----------
                                                             2,688,576
                                                           -----------
         United Kingdom -- 16.7%
           AstraZeneca PLC......................     7,400     264,474
           Capita Group PLC.....................   479,316   1,909,834
           COLT Telecom Group PLC(a)............   413,300     302,744
           NDS Group PLC ADR(a).................    43,400     329,840
           Pearson PLC..........................   121,444   1,123,220
           Reckitt Benckiser PLC................    31,816     617,208
           Reed Elsevier PLC....................   115,100     985,793
           Smith & Nephew PLC...................    99,000     606,441
           Tesco PLC............................   456,613   1,426,095
           Vodafone Group PLC................... 1,209,400   2,204,991
                                                           -----------
                                                             9,770,640
                                                           -----------
         TOTAL COMMON STOCKS
          (cost $52,617,437)..............................  49,495,908
                                                           -----------
         PREFERRED STOCKS -- 6.4%
         Germany
           Porsche AG...........................     5,661   2,352,369
           Wella AG.............................    23,011   1,376,346
                                                           -----------
                                                             3,728,715
                                                           -----------
         TOTAL PREFERRED STOCKS
          (cost $3,369,380)...............................   3,728,715
                                                           -----------
         RIGHTS -- 2.1%
         Spain
           Telefonica SA (cost $1,280,139)......   137,300   1,228,957
                                                           -----------
         TOTAL LONG-TERM INVESTMENTS
          (cost $57,266,956)..............................  54,453,580
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

             -------------------------------------------------------
             SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


SHORT-TERM                                                                 Value
                                                                Shares    (Note 2)
INVESTMENT -- 6.4%                                             --------- -----------
Mutual Fund
Prudential Core Investment Fund -- Taxable Money
 Market Series (cost $3,762,241; Note 4)...................... 3,762,241 $ 3,762,241
                                                                         -----------
TOTAL INVESTMENTS -- 99.4% (cost $61,029,197; Note 6)...................  58,215,821
                                                                         -----------
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(b)........       2,546
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...........................     356,620
                                                                         -----------
NET ASSETS -- 100.0%.................................................... $58,574,987
                                                                         ===========

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2002 was as follows:

Consumer Discretionary........................................  19.4%
Financials....................................................  16.7%
Information Technology........................................  12.6%
Healthcare....................................................  10.9%
Industrials...................................................   8.3%
Telecommunication Services....................................   8.2%
Consumer Staples..............................................   7.8%
Mutual Funds..................................................   6.4%
Energy........................................................   6.2%
Utilities.....................................................   2.9%
                                                               -----
                                                                99.4%
Forward foreign currency contracts............................    --
Other assets in excess of liabilities.........................   0.6%
                                                               -----
                                                               100.0%
                                                               =====

The following abbreviations are used in the portfolio descriptions:

    ADR American Depository Receipt

(a) Non-income producing security.

(b) Outstanding forward foreign currency contracts as of December 31, 2002 were as follows:

                                         Value          Value at       Unrealized
Forward Foreign Currency Contract   Settlement Date December 31, 2002 Appreciation
----------------------------------  --------------- ----------------- ------------
Purchased:
  Euro expiring 1/2/03                 $191,699         $192,940         $1,241
  Pound Sterling expiring 1/2/03        253,792          254,688            896
  Hong Kong Dollar expiring 1/2/03      169,709          169,715              6
  Swedish Krona expiring 1/2/03          43,302           43,705            403
                                                                         ------
                                                                         $2,546
                                                                         ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

                          -----------------------------
                          SP LARGE CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


 LONG-TERM INVESTMENTS -- 99.7%                                        Value
                                                              Shares  (Note 2)
 COMMON STOCKS                                                ------ ----------
 Advertising -- 0.3%
  Getty Images, Inc.(a)......................................  1,700 $   51,935
  Lamar Advertising Co.(a)...................................  2,300     77,395
                                                                     ----------
                                                                        129,330
                                                                     ----------
 Aerospace/Defense -- 2.5%
  Lockheed Martin Corp.......................................  7,200    415,800
  Northrop Grumman Corp......................................  3,700    358,900
  Raytheon Co................................................  2,900     89,175
  United Technologies Corp...................................  1,300     80,522
                                                                     ----------
                                                                        944,397
                                                                     ----------
 Airlines -- 0.2%
  Delta Airlines, Inc........................................    700      8,470
  Northwest Airlines Corp. (Class "A" Stock)(a)..............  6,000     44,040
  Southwest Airlines Co......................................  2,200     30,580
                                                                     ----------
                                                                         83,090
                                                                     ----------
 Apparel -- 0.1%
  Tropical Sportswear Int'l Corp.(a).........................  2,500     22,425
                                                                     ----------
 Appliances & Home Furnishings -- 0.7%
  American Standard Cos., Inc.(a)............................  2,400    170,736
  Applica, Inc.(a)...........................................  3,600     18,000
  Whirlpool Corp.............................................  1,400     73,108
                                                                     ----------
                                                                        261,844
                                                                     ----------
 Automobiles & Trucks -- 1.2%
  General Motors Corp........................................  4,600    169,556
  Keystone Automotive Industries, Inc.(a)....................  2,800     42,056
  Navistar International Corp.(a)............................ 10,000    243,100
                                                                     ----------
                                                                        454,712
                                                                     ----------
 Banks and Savings & Loans -- 12.8%
  Bank of America Corp....................................... 18,200  1,266,174
  Bank One Corp.............................................. 19,400    709,070
  Commerce Bancorp, Inc......................................  1,500     64,785
  Fifth Third Bancorp........................................  3,300    193,215
  FleetBoston Financial Corp................................. 16,418    398,957
  Golden West Financial Corp.................................  2,400    172,344
  Huntington Bancshares, Inc.................................  8,100    151,551
  Sovereign Bancorp, Inc..................................... 28,700    403,235
  U.S. Bancorp............................................... 12,000    254,640
  Wachovia Corp.............................................. 22,900    834,476
  Wells Fargo & Co...........................................  9,400    440,578
                                                                     ----------
                                                                      4,889,025
                                                                     ----------
 Chemicals -- 3.5%
  Dow Chemical Co. (The).....................................  9,300    276,210
  E.I. du Pont de Nemours & Co...............................    300     12,720
  Engelhard Corp.............................................  2,100     46,935
  Georgia Gulf Corp..........................................  1,600     37,024
  Lyondell Chemical Co....................................... 19,800    250,272
  Millennium Chemicals, Inc.................................. 22,400    213,248
  PPG Industries, Inc........................................  1,900     95,285
  Praxair, Inc...............................................  7,200    415,944
                                                                     ----------
                                                                      1,347,638
                                                                     ----------
 Commercial Services -- 0.7%
  ChoicePoint, Inc.(a).......................................  3,000    118,470
  First Data Corp............................................  2,400     84,984

 COMMON STOCKS                                                         Value
                                                              Shares  (Note 2)
 (Continued)                                                  ------ ----------
 Commercial Services (cont'd.)
  Paychex, Inc...............................................  2,800 $   78,120
                                                                     ----------
                                                                        281,574
                                                                     ----------
 Construction & Housing -- 1.5%
  Centex Corp................................................  3,500    175,700
  Masco Corp.................................................  3,800     79,990
  Pulte Homes, Inc...........................................  2,100    100,527
  SCP Pool Corp.(a)..........................................  8,000    233,600
                                                                     ----------
                                                                        589,817
                                                                     ----------
 Consumer Services -- 1.7%
  Avery Dennison Corp........................................  4,900    299,292
  McDonald's Corp............................................ 22,200    356,976
                                                                     ----------
                                                                        656,268
                                                                     ----------
 Containers -- 1.1%
  Pactiv Corp.(a)............................................ 19,300    421,898
                                                                     ----------
 Diversified Consumer Products -- 3.1%
  Colgate-Palmolive Co.......................................  2,000    104,860
  Gillette Co................................................  7,400    224,664
  Philip Morris Cos., Inc.................................... 10,900    441,777
  Procter & Gamble Co........................................  4,800    412,512
                                                                     ----------
                                                                      1,183,813
                                                                     ----------
 Diversified Operations -- 2.6%
  3M Co......................................................  1,700    209,610
  Albany International Corp. (Class "A" Stock)...............  6,400    132,224
  Honeywell International, Inc...............................    600     14,400
  Illinois Tool Works, Inc...................................  3,200    207,552
  Pentair, Inc...............................................  6,800    234,940
  Snap-on, Inc...............................................  7,300    205,203
                                                                     ----------
                                                                      1,003,929
                                                                     ----------
 Drugs & Medical Supplies -- 3.0%
  Abbott Laboratories........................................  2,700    108,000
  Bristol-Myers Squibb Co....................................  8,800    203,720
  McKesson Corp..............................................  2,700     72,981
  Merck & Co., Inc...........................................  8,600    486,846
  Schering-Plough Corp....................................... 11,600    257,520
  Wyeth......................................................    700     26,180
                                                                     ----------
                                                                      1,155,247
                                                                     ----------
 Electronics -- 1.2%
  Agere Systems, Inc. (Class "A" Stock)(a)................... 12,900     18,576
  Avnet, Inc.(a).............................................  8,600     93,138
  Broadcom Corp. (Class "A" Stock)(a)........................  1,000     15,060
  Micron Technology, Inc.(a)................................. 16,700    162,658
  Texas Instruments, Inc..................................... 11,500    172,615
                                                                     ----------
                                                                        462,047
                                                                     ----------
 Financial Services -- 11.2%
  Citigroup, Inc............................................. 41,994  1,477,769
  Federal Agricultural Mortgage Corp. (Class "C" Stock)(a)...    400     12,256
  Federal Home Loan Mortgage Corp............................  3,300    194,865
  Goldman Sachs Group, Inc...................................  2,000    136,200
  Household International, Inc...............................  3,600    100,116
  J.P. Morgan Chase & Co..................................... 25,600    614,400
  Lehman Brothers Holdings, Inc..............................  3,700    197,173

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        COMMON STOCKS                                          Value
                                                      Shares  (Note 2)
        (Continued)                                   ------ -----------
        Financial Services (cont'd.)
          MBIA, Inc..................................  6,800 $   298,248
          MBNA Corp..................................  3,150      59,913
          Merrill Lynch & Co., Inc................... 11,900     451,605
          Morgan Stanley............................. 13,400     534,928
          Radian Group, Inc..........................  5,000     185,750
          Stilwell Financial, Inc....................  2,800      36,596
                                                             -----------
                                                               4,299,819
                                                             -----------
        Food & Beverage -- 1.6%
          Dean Foods Co.(a).......................... 10,000     371,000
          Hershey Foods Corp.........................    400      26,976
          Hormel Foods Corp..........................    800      18,664
          Kraft Foods, Inc. (Class "A" Stock)........  5,100     198,543
                                                             -----------
                                                                 615,183
                                                             -----------
        Healthcare Service -- 0.8%
          HCA, Inc...................................  1,800      74,700
          HEALTHSOUTH Corp.(a).......................  8,900      37,380
          UnitedHealth Group, Inc....................  2,100     175,350
                                                             -----------
                                                                 287,430
                                                             -----------
        Index Fund -- 4.5%
          iShares Russell 1000 Value Index Fund...... 37,400   1,722,270
                                                             -----------
        Industrial Technology -- 0.6%
          Kennametal, Inc............................  1,400      48,272
          Parker-Hannifin Corp.......................  3,600     166,068
                                                             -----------
                                                                 214,340
                                                             -----------
        Insurance -- 5.9%
          Allstate Corp.............................. 14,200     525,258
          AMBAC Financial Group, Inc.................  1,050      59,052
          American International Group, Inc.......... 20,000   1,157,000
          Hartford Financial Services Group, Inc.....  2,600     118,118
          MetLife, Inc...............................  5,600     151,424
          Old Republic International Corp............  5,600     156,800
          Travelers Property Casualty Corp.
           (Class "A" Stock)(a)......................  3,037      44,492
          Travelers Property Casualty Corp.
           (Class "B" Stock)(a)......................  3,363      49,268
                                                             -----------
                                                               2,261,412
                                                             -----------
        Leisure -- 0.2%
          Harrah's Entertainment, Inc.(a)............  2,000      79,200
                                                             -----------
        Machinery -- 0.2%
          AGCO Corp.(a)..............................  3,500      77,350
                                                             -----------
        Media -- 5.2%
          AOL Time Warner, Inc.(a)................... 22,600     296,060
          Cablevision Systems New York Group
           (Class "A" Stock)(a)......................  7,000     117,180
          Clear Channel Communications, Inc.(a)......  9,300     346,797
          Comcast Corp. (Class "A" Stock)(a)......... 13,037     307,282
          Comcast Corp. (Special Class "A" Stock)(a).  8,300     187,497
          Fox Entertainment Group, Inc.
           (Class "A" Stock)(a)......................  6,400     165,952
          Liberty Media Corp. (Class "A" Stock)(a)...  9,300      83,142
          Omnicom Group, Inc.........................  3,000     193,800
          Viacom, Inc. (Class "B" Stock)(a)..........  7,300     297,548
                                                             -----------
                                                               1,995,258
                                                             -----------

       COMMON STOCKS                                           Value
                                                      Shares  (Note 2)
       (Continued)                                    ------ -----------
       Metal & Minerals -- 1.6%
         Alcan, Inc. (Canada)........................  6,400 $   188,928
         Alcoa, Inc..................................  6,100     138,958
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a).......................  3,500      58,730
         Phelps Dodge Corp.(a).......................  7,300     231,045
                                                             -----------
                                                                 617,661
                                                             -----------
       Oil & Gas -- 10.4%
         ChevronTexaco Corp.......................... 12,764     848,551
         ConocoPhillips.............................. 10,099     488,690
         Equitable Resources, Inc....................  4,000     140,160
         Exxon Mobil Corp............................ 57,500   2,009,050
         Sempra Energy............................... 18,300     432,795
         Smith International, Inc.(a)................    600      19,572
         Suncor Energy, Inc..........................  2,400      37,608
                                                             -----------
                                                               3,976,426
                                                             -----------
       Real Estate Investment Trust -- 1.0%
         Apartment Investment & Management Co.
          (Class "A" Stock)..........................  4,300     161,164
         Equity Office Properties Trust..............  6,100     152,378
         Equity Residential..........................  3,300      81,114
                                                             -----------
                                                                 394,656
                                                             -----------
       Retail -- 3.6%
         Big Lots, Inc.(a)...........................  4,100      54,243
         Borders Group, Inc.(a)......................  4,600      74,060
         CDW Computer Centers, Inc.(a)...............  1,500      65,775
         CVS Corp.................................... 16,300     407,011
         Limited Brands.............................. 17,900     249,347
         Lowe's Cos., Inc............................  2,100      78,750
         Office Depot, Inc.(a).......................  6,400      94,464
         PETCO Animal Supplies, Inc.(a)..............  2,100      49,222
         Safeway, Inc.(a)............................  6,200     144,832
         Saks, Inc.(a)...............................  5,900      69,266
         Too, Inc.(a)................................  4,400     103,488
                                                             -----------
                                                               1,390,458
                                                             -----------
       Technology -- 1.5%
         Apple Computer, Inc.(a).....................  4,900      70,217
         Dell Computer Corp.(a)......................    700      18,718
         EMC Corp.(a)................................ 10,100      62,014
         Ingram Micro, Inc. (Class "A" Stock)(a)..... 11,200     138,320
         InterCept, Inc.(a)..........................  3,000      50,793
         International Business Machines Corp. (IBM).  2,600     201,500
         Millipore Corp.(a)..........................    700      23,800
                                                             -----------
                                                                 565,362
                                                             -----------
       Telecommunications -- 7.9%
         ALLTEL Corp.................................    400      20,400
         AT&T Corp...................................  8,060     210,447
         AT&T Wireless Services, Inc.(a)............. 23,100     130,515
         BellSouth Corp.............................. 22,700     587,249
         Motorola, Inc............................... 13,300     115,045
         Qwest Communications International, Inc.(a). 18,300      91,500
         SBC Communications, Inc..................... 30,700     832,277
         Verizon Communications, Inc................. 26,600   1,030,750
                                                             -----------
                                                               3,018,183
                                                             -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

                    -----------------------------------------
                    SP LARGE CAP VALUE PORTFOLIO (Continued)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002

                 COMMON STOCKS                        Value
                                             Shares  (Note 2)
                 (Continued)                 ------ ----------
                 Transportation -- 0.9%
                   CSX Corp.................    700 $   19,817
                   FedEx Corp...............  1,800     97,596
                   Kansas City Southern(a)..  3,900     46,800
                   Union Pacific Corp.......  3,000    179,610
                                                    ----------
                                                       343,823
                                                    ----------
                 Utility - Electric -- 5.8%
                   Ameren Corp..............  8,600    357,502
                   Dominion Resources, Inc..  7,600    417,240
                   Entergy Corp.............    200      9,118
                   FirstEnergy Corp......... 11,600    382,452
                   FPL Group, Inc...........  6,500    390,845
                   KeySpan Corp.............  2,900    102,196
                   Kinder Morgan, Inc.......  5,500    232,485
                   Northeast Utilities......  4,900     74,333
                   Southern Co..............  9,400    266,866
                                                    ----------
                                                     2,233,037
                                                    ----------

            COMMON STOCKS                                 Value
                                              Shares     (Note 2)
            (Continued)                      --------- -----------
            Waste Management -- 0.6%
              Republic Services, Inc.(a)....   10,000  $   209,800
                                                       -----------
            TOTAL LONG-TERM INVESTMENTS
             (cost $42,592,170).......................  38,188,722
                                                       -----------

                                             Principal
                                              Amount
            SHORT-TERM                         (000)
            INVESTMENT -- 0.3%               ---------
            Repurchase Agreement
              State Street Bank & Trust Co.
               Repurchase Agreement,
               0.75%, 1/2/03(b)
               (cost $135,982)..............  $   136      135,982
                                                       -----------
            TOTAL INVESTMENTS -- 100.0%
             (cost $42,728,152; Note 6)...............  38,324,704
            LIABILITIES IN EXCESS OF OTHER ASSETS.....      (5,270)
                                                       -----------
            NET ASSETS -- 100%........................ $38,319,434
                                                       ===========

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, Repurchase price $135,987 due 1/2/03. The value of the collateral including accrued interest was $141,936.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                     ---------------------------------------
                     SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



       LONG-TERM INVESTMENTS -- 98.3%                            Value
                                                         Shares (Note 2)
       COMMON STOCKS                                     ------ --------
       Advertising -- 0.7%
         Lamar Advertising Co.(a).......................  1,910 $ 64,271
                                                                --------
       Banks and Savings & Loans -- 1.9%
         Bank of America Corp...........................    750   52,178
         Mellon Financial Corp..........................  4,950  129,244
                                                                --------
                                                                 181,422
                                                                --------
       Chemicals -- 0.8%
         Lyondell Chemical Co...........................    700    8,848
         Praxair, Inc...................................  1,080   62,392
                                                                --------
                                                                  71,240
                                                                --------
       Commercial Services -- 0.7%
         ARAMARK Corp. (Class "B" Stock)(a).............  2,560   60,160
         Concord EFS, Inc.(a)...........................    430    6,768
                                                                --------
                                                                  66,928
                                                                --------
       Computers -- 1.4%
         Dell Computer Corp.(a).........................  2,100   56,154
         International Business Machines Corp. (IBM)....    930   72,075
                                                                --------
                                                                 128,229
                                                                --------
       Computer Services -- 8.1%
         Affiliated Computer Services, Inc. (Class "A"
          Stock)(a).....................................  1,940  102,141
         BISYS Group, Inc.(a) (The).....................  3,170   50,403
         DST Systems, Inc.(a)...........................    220    7,821
         Microsoft Corp.(a).............................  4,053  209,540
         Oracle Corp.(a)................................ 16,409  177,217
         PeopleSoft, Inc.(a)............................  4,100   75,030
         SunGard Data Systems, Inc.(a)..................  2,300   54,188
         VERITAS Software Corp.(a)......................  4,846   75,695
                                                                --------
                                                                 752,035
                                                                --------
       Consulting -- 0.6%
         Accenture, Ltd. (Class "A" Stock) (Bermuda)(a).  2,860   51,451
                                                                --------
       Containers & Packaging -- 1.0%
         Owens-Illinois, Inc.(a)........................  4,560   66,485
         Smurfit-Stone Container Corp.(a)...............  1,900   29,243
                                                                --------
                                                                  95,728
                                                                --------
       Cosmetics/Toiletries -- 0.5%
         Avon Products, Inc.............................    490   26,396
         Kimberly-Clark Corp............................    400   18,988
                                                                --------
                                                                  45,384
                                                                --------
       Data Processing -- 1.5%
         Automatic Data Processing, Inc.................  1,940   76,145
         First Data Corp................................  1,830   64,800
                                                                --------
                                                                 140,945
                                                                --------
       Diversified Manufacturing Operations -- 3.5%
         Danaher Corp...................................  1,020   67,014
         General Electric Co............................  5,390  131,247
         Illinois Tool Works, Inc.......................    690   44,753
         Tyco International, Ltd........................  4,910   83,863
                                                                --------
                                                                 326,877
                                                                --------

      COMMON STOCKS                                              Value
                                                        Shares  (Note 2)
      (Continued)                                       ------ ----------
      Drugs & Medical Supplies -- 14.3%
        Abbott Laboratories............................  1,480 $   59,200
        Alcon, Inc. (Switzerland)(a)...................    330     13,019
        Amgen, Inc.(a).................................  1,180     57,041
        Aventis SA (France)............................  1,080     58,704
        Baxter International, Inc......................  1,741     48,748
        Eli Lilly & Co.................................  2,964    188,214
        Express Scripts, Inc. (Class "A" Stock)(a).....    330     15,853
        Forest Laboratories, Inc.(a)...................    640     62,861
        Genzyme Corp.(a)...............................  1,629     48,170
        Johnson & Johnson..............................  2,540    136,423
        MedImmune, Inc.(a).............................    970     26,355
        Merck & Co., Inc...............................  1,970    111,522
        Pfizer, Inc.................................... 10,700    327,099
        Pharmacia Corp.................................  1,170     48,906
        Schering-Plough Corp...........................  4,675    103,785
        Wyeth..........................................    750     28,050
                                                               ----------
                                                                1,333,950
                                                               ----------
      Electronic Components -- 0.9%
        Applied Micro Circuits Corp.(a)................  2,100      7,749
        Cadence Design Systems, Inc.(a)................  2,240     26,410
        Intel Corp.....................................  1,750     27,247
        Texas Instruments, Inc.........................  1,550     23,266
                                                               ----------
                                                                   84,672
                                                               ----------
      Financial Services -- 9.5%
        Citigroup, Inc.................................  6,319    222,366
        FleetBoston Financial Corp.....................  4,570    111,051
        Freddie Mac....................................  3,100    183,055
        Goldman Sachs Group, Inc.......................    870     59,247
        Merrill Lynch & Co., Inc.......................  4,930    187,094
        Morgan Stanley Dean Witter & Co................  2,220     88,622
        SLM Corp.......................................    370     38,428
                                                               ----------
                                                                  889,863
                                                               ----------
      Food & Beverage -- 0.8%
        PepsiCo, Inc...................................  1,810     76,418
                                                               ----------
      Gas Pipelines -- 0.3%
        National Fuel Gas Co...........................  1,300     26,949
                                                               ----------
      Insurance -- 6.9%
        ACE, Ltd. (Cayman Islands).....................  2,150     63,081
        Allstate Corp..................................  1,680     62,143
        American International Group, Inc..............  1,000     57,850
        Arthur J. Gallagher & Co.......................  1,070     31,437
        CIGNA Corp.....................................    280     11,514
        Hartford Financial Services Group, Inc.........  3,168    143,922
        MetLife, Inc...................................    900     24,336
        Nationwide Financial Services, Inc. (Class "A"
         Stock)........................................  1,870     53,575
        SAFECO Corp....................................    395     13,695
        Travelers Property Casualty Corp. (Class "A"
         Stock)(a).....................................  6,946    101,759
        UnumProvident Corp.............................    900     15,786
        XL Capital, Ltd. (Class "A" Stock) (Bermuda)...    830     64,117
                                                               ----------
                                                                  643,215
                                                               ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


        COMMON STOCKS                                          Value
                                                      Shares  (Note 2)
        (Continued)                                   ------ ----------
        Internet -- 0.4%
          Check Point Software Technologies, Ltd.
           (Israel)(a)...............................    450 $    5,837
          Network Associates, Inc.(a)................  1,030     16,573
          Symantec Corp.(a)..........................    430     17,419
                                                             ----------
                                                                 39,829
                                                             ----------
        Leisure -- 1.1%
          Hilton Hotels Corp.........................  2,765     35,143
          Starwood Hotels & Resorts Worldwide, Inc...  2,900     68,846
                                                             ----------
                                                                103,989
                                                             ----------
        Machinery -- 0.5%
          Deere & Co.................................    970     44,475
                                                             ----------
        Media -- 7.9%
          AOL Time Warner, Inc.(a)...................  4,120     53,972
          Clear Channel Communications, Inc.(a)......  1,610     60,037
          Comcast Corp. (Class "A" Stock)(a).........  1,319     31,089
          Comcast Corp. (Special Class "A" Stock)(a).  6,220    140,510
          Fox Entertainment Group, Inc. (Class "A"
           Stock)(a).................................    860     22,300
          New York Times Co. (Class "A" Stock).......  1,070     48,931
          Viacom, Inc. (Class "B" Stock)(a)..........  7,100    289,396
          Walt Disney Co.............................  4,260     69,480
          Westwood One, Inc.(a)......................    700     26,152
                                                             ----------
                                                                741,867
                                                             ----------
        Metals -- 1.4%
          Alcan, Inc. (Canada).......................    830     24,502
          Alcoa, Inc.................................  4,450    101,371
          Phelps Dodge Corp.(a)......................    200      6,330
                                                             ----------
                                                                132,203
                                                             ----------
        Motorcycles -- 0.6%
          Harley-Davidson, Inc.......................  1,290     59,598
                                                             ----------
        Networking Products -- 1.4%
          Cisco Systems, Inc.(a).....................  9,720    127,332
                                                             ----------
        Oil - Exploration & Production -- 7.6%
          Apache Corp................................  1,153     65,709
          ConocoPhillips.............................  1,000     48,390
          Devon Energy Corp..........................  2,950    135,405
          GlobalSantaFe Corp.........................  3,550     86,336
          NiSource, Inc..............................  8,090    161,800
          Noble Corp. (Cayman Islands)(a)............  3,420    120,213
          Occidental Petroleum Corp..................  3,200     91,040
                                                             ----------
                                                                708,893
                                                             ----------
        Oil & Gas Services -- 2.9%
          BJ Services Co.(a).........................  1,820     58,804
          Calpine Corp.(a)........................... 23,940     78,045
          Cooper Cameron Corp.(a)....................  1,560     77,719
          Schlumberger, Ltd. (Netherlands)...........  1,260     53,033
                                                             ----------
                                                                267,601
                                                             ----------
        Paper & Forest Products -- 0.8%
          Bowater, Inc...............................  1,760     73,832
                                                             ----------

       COMMON STOCKS                                             Value
                                                        Shares  (Note 2)
       (Continued)                                      ------ ----------
       Restaurants -- 1.0%
         Brinker International, Inc.(a)................  1,160 $   37,410
         McDonald's Corp...............................  2,750     44,220
         Outback Steakhouse, Inc.......................    440     15,154
                                                               ----------
                                                                   96,784
                                                               ----------
       Retail -- 9.0%
         Best Buy Co., Inc.(a).........................    160      3,864
         Home Depot, Inc...............................  4,980    119,321
         Kohl's Corp.(a)...............................    860     48,117
         Kroger Co.(a).................................  8,130    125,608
         Limited Brands................................  1,800     25,074
         Lowe's Cos., Inc..............................    530     19,875
         May Department Stores Co......................  1,100     25,278
         NIKE, Inc. (Class "B" Stock)..................    110      4,892
         Reebok International, Ltd.(a).................    520     15,288
         Safeway, Inc.(a)..............................  2,040     47,654
         Sears, Roebuck & Co...........................  7,940    190,163
         Target Corp...................................  1,960     58,800
         The Gap, Inc..................................  2,560     39,731
         Wal-Mart Stores, Inc..........................  2,370    119,709
                                                               ----------
                                                                  843,374
                                                               ----------
       Semiconductors -- 1.2%
         Analog Devices, Inc.(a).......................  2,370     56,572
         Linear Technology Corp........................  1,180     30,350
         Maxim Integrated Products, Inc................    860     28,414
                                                               ----------
                                                                  115,336
                                                               ----------
       Telecommunications -- 7.9%
         Advanced Fibre Communications, Inc.(a)........  2,670     44,536
         AT&T Corp.....................................  2,570     67,103
         AT&T Wireless Services, Inc.(a)............... 36,430    205,829
         EchoStar Communications Corp. (Class "A"
          Stock)(a)....................................  2,220     49,417
         Motorola, Inc.................................  6,420     55,533
         Partner Communications Co. Ltd., ADR
          (Israel)(a)..................................  3,765     13,366
         Telephone and Data Systems, Inc...............  2,660    125,073
         Verizon Communications, Inc...................  4,670    180,962
         Winstar Communications, Inc.(a)...............    930          1
                                                               ----------
                                                                  741,820
                                                               ----------
       Trucking/Shipping -- 0.6%
         FedEx Corp....................................    400     21,688
         United Parcel Service, Inc. (Class "B" Stock).    480     30,278
                                                               ----------
                                                                   51,966
                                                               ----------
       Utilities - Electric -- 0.6%
         TXU Corp......................................  2,860     53,425
                                                               ----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $9,275,006).....................................  9,181,901
                                                               ----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B66

               ---------------------------------------------------
               SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                   Principal
                                                    Amount     Value
        SHORT-TERM                                   (000)    (Note 2)
        INVESTMENT -- 3.5%                         --------- ----------
        Repurchase Agreement
          State Street Bank & Trust Co.
           Repurchase Agreement, 0.75%, 1/2/03(b)
           (cost $322,542)........................   $323    $  322,542
        TOTAL INVESTMENTS -- 101.8%
         (cost $9,597,548; Note 6)..........................  9,504,443
        LIABILITIES IN EXCESS OF OTHER
         ASSETS -- (1.8)%...................................   (163,781)
                                                             ----------
        NET ASSETS -- 100%.................................. $9,340,662
                                                             ==========

The following abbreviations are used in portfolio descriptions:

   ADR American Depository Receipt
   SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $322,556 due 1/2/03. The value of the collateral including accrued interest was $331,758.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B67

                          ----------------------------
                          SP MID-CAP GROWTH PORTFOLIO
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



        LONG-TERM INVESTMENTS -- 93.1%                         Value
                                                      Shares  (Note 2)
        COMMON STOCKS                                 ------ -----------
        Aerospace/Defense -- 3.7%
          Alliant Techsystems, Inc.(a)...............  3,300 $   205,755
          General Dynamics Corp......................  2,000     158,740
          L-3 Communications Holdings Corp.(a).......  7,100     318,861
                                                             -----------
                                                                 683,356
                                                             -----------
        Apparel -- 1.2%
          Coach, Inc.(a).............................  6,600     217,272
                                                             -----------
        Automobiles & Trucks -- 1.5%
          Lear Corp.(a)..............................  8,000     266,240
                                                             -----------
        Banks -- 2.0%
          North Fork Bancorp., Inc................... 10,600     357,644
                                                             -----------
        Building & Construction -- 1.5%
          KB HOME....................................  6,400     274,240
                                                             -----------
        Commercial Services -- 3.9%
          Ticketmaster (Class "B" Stock)(a).......... 15,000     318,300
          Weight Watchers International, Inc.(a).....  8,600     395,342
                                                             -----------
                                                                 713,642
                                                             -----------
        Computers -- 1.0%
          Western Digital Corp.(a)................... 27,500     175,725
                                                             -----------
        Computer Services -- 1.3%
          Cognizant Technology Solutions Corp.(a)....  3,300     238,359
                                                             -----------
        Computers & Peripherals -- 2.0%
          Lexmark International, Inc.(a).............  6,200     375,100
                                                             -----------
        Drugs & Medical Supplies -- 8.2%
          Boston Scientific Corp.(a)................. 10,300     437,956
          Charles River Laboratories International,
           Inc.(a)...................................  4,800     184,704
          Forest Laboratories, Inc.(a)...............  2,000     196,440
          Gilead Sciences, Inc.(a)...................  9,500     323,000
          Patterson Dental Co.(a)....................  4,000     174,960
          Zimmer Holdings, Inc.(a)...................  4,500     186,840
                                                             -----------
                                                               1,503,900
                                                             -----------
        Engineering -- 1.0%
          Jacobs Engineering Group, Inc.(a)..........  5,300     188,680
                                                             -----------
        Financial Services -- 4.2%
          Moody's Corp...............................  8,800     363,352
          SLM Corp...................................  3,900     405,054
                                                             -----------
                                                                 768,406
                                                             -----------
        Food & Beverage -- 2.4%
          Whole Foods Market, Inc.(a)................  8,300     437,659
                                                             -----------
        Healthcare Services -- 7.4%
          Aetna, Inc.................................  6,500     267,280
          Quest Diagnostics, Inc.(a).................  5,500     312,950
          Triad Hospitals, Inc.(a)...................  9,800     292,334
          UnitedHealth Group, Inc....................  3,800     317,300
          Universal Health Services, Inc. (Class "B"
           Stock)(a).................................  3,500     157,850
                                                             -----------
                                                               1,347,714
                                                             -----------
        Home Furnishings -- 0.6%
          Furniture Brands International, Inc.(a)....  4,300     102,555
                                                             -----------
        Insurance -- 2.3%
          Brown & Brown, Inc......................... 13,000     420,160
                                                             -----------

         COMMON STOCKS                                       Value
                                                    Shares  (Note 2)
         (Continued)                                ------ -----------
         Internet -- 4.1%
           eBay, Inc.(a)...........................  5,400 $   366,228
           Expedia, Inc. (Class "A" Stock)(a)......  2,900     194,098
           Symantec Corp.(a).......................  4,900     198,499
                                                           -----------
                                                               758,825
                                                           -----------
         Leisure -- 7.7%
           GTECH Holdings Corp.(a).................  9,000     250,740
           Harrah's Entertainment, Inc.(a).........  9,200     364,320
           International Game Technology(a)........  5,300     402,376
           MGM MIRAGE(a)........................... 11,600     382,452
                                                           -----------
                                                             1,399,888
                                                           -----------
         Media -- 1.1%
           Westwood One, Inc.(a)...................  5,300     198,008
                                                           -----------
         Motorcycles -- 1.5%
           Harley-Davidson, Inc....................  6,000     277,200
                                                           -----------
         Networking Products -- 3.0%
           Cisco Systems, Inc.(a).................. 27,500     360,250
           Foundry Networks, Inc.(a)............... 28,000     197,120
                                                           -----------
                                                               557,370
                                                           -----------
         Oil & Gas Exploration & Production -- 2.8%
           Apache Corp.............................  3,500     199,465
           Pioneer Natural Resources Co.(a)........  7,200     181,800
           Pogo Producing Co.......................  3,600     134,100
                                                           -----------
                                                               515,365
                                                           -----------
         Restaurants -- 3.4%
           Brinker International, Inc.(a).......... 13,300     428,925
           CBRL Group, Inc.........................  6,400     192,832
                                                           -----------
                                                               621,757
                                                           -----------
         Retail -- 8.4%
           Amazon.com, Inc.(a)..................... 17,000     321,130
           Chico's FAS, Inc.(a)....................  9,000     170,190
           Dollar Tree Stores, Inc.(a)............. 12,100     297,297
           Krispy Kreme Doughnuts, Inc.(a)......... 10,800     364,716
           Office Depot, Inc.(a)................... 25,500     376,380
                                                           -----------
                                                             1,529,713
                                                           -----------
         Schools -- 4.7%
           Apollo Group, Inc. (Class "A" Stock)(a).  9,300     409,200
           ITT Educational Services, Inc.(a)....... 19,500     459,225
                                                           -----------
                                                               868,425
                                                           -----------
         Semiconductors -- 0.9%
           Cree, Inc.(a)...........................  9,800     160,230
                                                           -----------
         Software -- 6.2%
           Electronic Arts, Inc.(a)................  5,800     288,666
           Intuit, Inc.(a).........................  7,000     328,440
           J.D. Edwards & Co.(a)................... 26,000     293,280
           Pixar, Inc.(a)..........................  4,100     217,259
                                                           -----------
                                                             1,127,645
                                                           -----------
         Telecommunications -- 3.5%
           Nextel Communications, Inc. (Class "A"
            Stock)(a).............................. 24,500     282,975
           QUALCOMM, Inc.(a)....................... 10,000     363,900
                                                           -----------
                                                               646,875
                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B68

                    ----------------------------------------
                    SP MID-CAP GROWTH PORTFOLIO (Continued)
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


   COMMON STOCKS                                                   Value
                                                       Shares     (Note 2)
   (Continued)                                        --------- -----------
   Transport Services -- 1.6%
    Ryder System, Inc................................   12,700  $   284,988
                                                                -----------
   TOTAL LONG-TERM INVESTMENTS (cost $17,430,504)..............  17,016,941
                                                                -----------

                                                      Principal
                                                       Amount
                                                        (000)
   SHORT-TERM INVESTMENT -- 11.3%                     ---------
   Repurchase Agreement
   State Street Bank & Trust Co. Repurchase
    Agreement, 0.75%, 1/2/03(b) (cost $2,063,177)....  $ 2,063    2,063,177
   TOTAL INVESTMENTS -- 104.4% (cost $19,493,681; Note 6)......  19,080,118
   LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.4)%.............    (809,907)
                                                                -----------
   NET ASSETS -- 100%.......................................... $18,270,211
                                                                ===========

(a) Non-income producing security.

(b) State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,063,263 due 1/2/03. The value of the collateral including accrued interest was $2,106,967.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B69

                        --------------------------------
                        SP PIMCO TOTAL RETURN PORTFOLIO
                        --------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                       Moody's                     Principal
                                                                       Rating    Interest Maturity  Amount      Value
LONG-TERM INVESTMENTS -- 95.9%                                       (Unaudited)   Rate     Date     (000)     (Note 2)
LONG-TERM BONDS                                                      ----------- -------- -------- --------- -------------
ASSET BACKED SECURITIES -- 0.4%
 ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1(b).........      Aaa      1.679% 08/21/30  $  392   $     392,258
 Advanta Mortgage Loan Trust, Series 1999-4(b)......................      Aaa      1.795% 11/25/29     111         110,308
 Block Mortgage Finance, Inc., Series 1998-2(b).....................      Aaa       1.56% 08/25/28     256         253,385
 Brazos Student Loan Finance Corp., Series 1998-A(b)................      Aaa      2.497% 06/01/23     497         498,413
 First Nationwide Trust, Series 2001-4..............................     AAA(c)     8.50% 09/25/31     253         262,587
 Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)....      Aaa      6.494% 10/25/31     394         396,258
                                                                                                             -------------
                                                                                                                 1,913,209
                                                                                                             -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%
 Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11(b).....      Aaa      5.681% 02/25/33   4,000       4,061,240
 Bear Stearns Adjustable Rate Mortgage Trust, Series 2001-6(b)......      Aaa      6.621% 09/25/31     199         200,569
 Countrywide Home Loans, Series 2002-7(b)...........................      Aaa      5.531% 05/19/32     908         922,446
 Federal National Mortgage Association, Series 2002-16..............       NR       5.50% 07/25/29   6,964       7,080,898
 Federal National Mortgage Association, Series 2001-13..............       NR       6.00% 12/25/28   1,473       1,507,108
 G-Wing, Ltd., Series 2001-WH1A(b)..................................     BBB(c)     4.09% 05/06/04     300         296,718
 Government National Mortgage Association, Series 2000-14(b)........       NR       2.07% 02/16/30     158         159,379
 Homeside Mortgage Securities Trust, Series 2001-1(b)...............      Aaa       2.03% 01/20/27     239         237,755
 Indymac Arm Trust, Series 2001-H2(b)...............................      Aaa       6.47% 01/25/32     232         235,634
 Mellon Residential Funding Corp., Series 1999-TBC2.................     AAA(c)     6.58% 07/25/29     256         257,819
 Mortgage Capital Funding, Inc., Series 1996-MC1....................     AAA(c)     7.90% 02/15/06     291         323,949
 PNC Mortgage Securities Corp., Series 1998-10......................     AAA(c)     6.50% 12/25/28     414         418,153
 PNC Mortgage Securities Corp., Series 2001-1.......................      Aaa       7.50% 02/25/31      33          33,796
 Residential Asset Securitization Trust, Series 1999-A8.............     AAA(c)    7.875% 01/25/30     310         319,315
 Washington Mutual, Inc., Series 2002-AR11..........................      Aaa       5.10% 08/30/32   2,500       2,545,350
 Washington Mutual, Inc., Series 1999-WM1...........................       NR       6.52% 10/19/39     399         404,853
                                                                                                             -------------
                                                                                                                19,004,982
                                                                                                             -------------
CORPORATE BONDS -- 10.8%
Airlines
 United Air Lines, Inc., Pass-Through Certs. Ser. A-4(a)............      Caa2      9.21% 01/21/17     400          97,192
                                                                                                             -------------
Auto - Cars & Trucks -- 0.2%
 Ford Motor Co......................................................      Baa1      7.45% 07/16/31   1,000         869,869
                                                                                                             -------------
Financial Services -- 4.4%
 Bear Stearns & Co., Inc., M.T.N.(b)................................       A2      2.024% 05/24/04     300         301,236
 CIT Group, Inc., M.T.N.(b).........................................       A2       1.53% 08/14/03   1,250       1,246,250
 Ford Motor Credit Co., M.T.N.(b)...................................       A3      1.696% 06/02/03   1,500       1,490,588
 Ford Motor Credit Co., M.T.N.(b)...................................       A3       2.22% 03/08/04   1,700       1,649,185
 Ford Motor Credit Co., M.T.N.(b)...................................       A3      2.263% 07/18/05   1,400       1,262,314
 Ford Motor Credit Co...............................................       A3       7.25% 10/25/11   2,000       1,943,352
 General Electric Capital Corp., M.T.N..............................      Aaa      6.125% 02/22/11   1,500       1,624,539
 General Motors Acceptance Corp., M.T.N.(b).........................       A2      2.016% 08/04/03   1,000         991,281
 General Motors Acceptance Corp., M.T.N.(b).........................       A2       2.19% 07/21/04   1,000         968,158
 General Motors Acceptance Corp.....................................       A2      6.875% 09/15/11   2,500       2,493,150
 General Motors Acceptance Corp.....................................       A2       8.00% 11/01/31   1,000       1,005,445
 Limestone Electron Trust...........................................      Ba2      8.625% 03/15/03   1,000         945,000
 PEMEX Master Trust.................................................      Baa1     7.375% 12/15/14   2,000       2,050,000
 PEMEX Master Trust.................................................      Baa1      8.00% 11/15/11     500         537,500
 PEMEX Master Trust.................................................      Baa1     9.125% 10/13/10   2,000       2,290,000
                                                                                                             -------------
                                                                                                                20,797,998
Media -- 0.2%
 AOL Time Warner, Inc...............................................      Baa1     7.625% 04/15/31   1,000       1,027,784
                                                                                                             -------------
Oil & Gas -- 1.2%
 El Paso Corp.......................................................       NR      7.125% 05/06/09   1,200         780,711
 El Paso Corp., M.T.N...............................................      Ba2       7.75% 01/15/32   2,090       1,295,800
 El Paso Corp., M.T.N...............................................      Ba2       7.80% 08/01/31     750         465,000
 The Williams Cos., Inc.............................................      Caa1     7.125% 09/01/11   2,000       1,310,000
 The Williams Cos., Inc.............................................      Caa1      7.50% 01/15/31     500         312,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B70

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                           Moody's                     Principal
                                           Rating    Interest Maturity  Amount      Value
                                         (Unaudited)   Rate     Date     (000)     (Note 2)
CORPORATE BONDS (Continued)              ----------- -------- -------- --------- -------------
Oil & Gas (cont'd.)
 The Williams Cos., Inc.................    Caa1        8.75% 03/15/32  $ 2,500  $   1,637,500
                                                                                 -------------
                                                                                     5,801,511
                                                                                 -------------
Shipbuilding -- 0.1%
 Puerto Quetzal Power LLC...............      NR        6.47% 06/15/12      413        454,930
                                                                                 -------------
Telecommunications -- 4.0%
 AT&T Corp.(f)..........................    Baa2        7.30% 11/15/11    1,500      1,639,509
 AT&T Corp.(f)..........................    Baa2        8.00% 11/15/31    3,000      3,306,699
 France Telecom SA (France)(f)..........    Baa3        8.50% 03/01/31    4,500      5,478,003
 Qwest Capital Funding, Inc.............    Caa2        7.25% 02/15/11      200        128,000
 Qwest Capital Funding, Inc.............    Caa2        7.90% 08/15/10    2,000      1,300,000
 Qwest Corp.............................    Ba3        8.875% 03/15/12    2,900      2,813,000
 Sprint Capital Corp....................    Baa3       6.875% 11/15/28    1,900      1,529,500
 Sprint Capital Corp....................    Baa3       7.625% 01/30/11    1,000        950,000
 Sprint Capital Corp....................    Baa3       8.375% 03/15/12    1,500      1,492,500
                                                                                 -------------
                                                                                    18,637,211
                                                                                 -------------
Utility - Electric -- 0.7%
 ALLETE, Inc.(b)........................    Baa1        2.69% 10/20/03    2,000      1,996,216
 Texas Utilities Electric Co............    Baa1        8.25% 04/01/04    1,000      1,059,322
                                                                                 -------------
                                                                                     3,055,538
                                                                                 -------------
TOTAL CORPORATE BONDS...........................................................    50,742,033
                                                                                 -------------
FOREIGN GOVERNMENT BONDS -- 15.4%
 Federal Republic of Brazil (Brazil)....     B2         8.00% 04/15/14    8,312      5,465,152
 Federal Republic of Brazil (Brazil)....     B2        11.00% 08/17/40      500        312,000
 Federal Republic of Brazil (Brazil)....     B2        11.00% 01/11/12    2,750      1,828,750
 Federal Republic of Germany (Germany)..    Aaa         5.00% 07/04/11    2,200      2,453,991
 Federal Republic of Germany (Germany)..    Aaa         5.25% 01/04/11   27,700     31,386,307
 Federal Republic of Germany (Germany)..    Aaa         5.25% 07/04/10    9,600     10,904,764
 Federal Republic of Germany (Germany)..    Aaa         6.25% 01/04/30    2,800      3,550,764
 Federal Republic of Germany (Germany)..    Aaa         6.50% 07/04/27    1,270      1,645,841
 Federal Republic of Panama (Panama)....    Ba1         8.25% 04/22/08    1,800      1,867,500
 Federal Republic of Panama (Panama)....    Ba1        8.875% 09/30/27    1,000        990,000
 Federal Republic of Panama (Panama)....    Ba1        9.375% 07/23/12    2,000      2,153,000
 Federal Republic of Peru (Peru)........    Ba3        9.125% 02/21/12    1,200      1,174,800
 Federal Republic of Peru (Peru)........    Ba3        9.125% 01/15/08      500        505,000
 United Mexican States (Mexico).........    Baa2        6.25% 12/31/19    3,500      3,417,502
 United Mexican States (Mexico).........    Baa2       8.375% 01/14/11    3,000      3,390,000
 United Mexican States (Mexico).........    Baa2        9.75% 04/06/05    1,250      1,428,125
                                                                                 -------------
                                                                                    72,473,496
                                                                                 -------------
MUNICIPAL BONDS -- 3.1%
 Chicago, Ill., G.O., Proj. & Ref.,
   Ser. A...............................    Aaa         5.00% 01/01/41      300        301,188
 Clark Cnty. Nev., Bond Bank, G.O.,
   M.B.I.A..............................    Aaa         5.00% 06/01/32    3,000      3,038,730
 Dallas, TX Indpt. Sch. Dist............    Aaa         5.00% 02/15/21    2,000      2,065,720
 Georgia St. Rd. & Thrwy. Auth. Rev.....    Aaa         5.00% 03/01/21      700        727,874
 Massachusetts St. Wtr. Res. Auth.,
   Ser. J, F.S.A........................    Aaa         5.00% 08/01/32    2,500      2,529,900
 Salt River Proj., Ariz., Agricultural
   Impvt. & Pwr. Dist. Elec. Sys. Rev.,
   Ser. B...............................    Aa2         4.75% 01/01/32    2,000      1,987,540
 South Carolina St. Hwy., Ser. B........    Aaa         5.00% 04/01/17    2,000      2,147,640
 Triborough Bridge & Tunnel Auth., NY,
   Rev., Rfdg., Ser. B..................    Aa3         5.00% 11/15/32    1,860      1,878,675
                                                                                 -------------
                                                                                    14,677,267
                                                                                 -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 29.1%
 United States Treasury Bonds...........               3.625% 04/15/28    1,345      1,573,911
 United States Treasury Bonds...........                7.25% 05/15/16    2,200      2,817,032
 United States Treasury Bonds...........                7.50% 11/15/16   16,000     20,923,744

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B71

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                                      Principal
                                                           Interest     Maturity       Amount       Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS                         Rate         Date          (000)      (Note 2)
(Continued)                                                -------- ----------------- ---------- -------------
  United States Treasury Bonds................               8.125%          08/15/19 $    7,650 $  10,655,616
  United States Treasury Bonds................                8.75%          05/15/17      5,300     7,662,639
  United States Treasury Bonds................               8.875%          08/15/17     12,900    18,853,647
  United States Treasury Bonds................              10.625%          08/15/15     12,250    19,779,438
  United States Treasury Notes(e).............               3.375%          01/15/07        172       185,878
  United States Treasury Notes................                3.50%          01/15/11     14,374    15,778,249
  United States Treasury Notes................               3.625%          01/15/08     17,955    19,699,528
  United States Treasury Notes................                6.00%          08/15/09      9,600    11,161,498
  United States Treasury Strips P/O...........                7.25%          05/15/16      1,000       526,863
  United States Treasury Strips I/O...........                7.25%          02/15/22     20,000     7,287,340
  United States Treasury Strips I/O...........               11.25%          02/15/15      1,050       597,882
                                                                                                 -------------
                                                                                                   137,503,265
                                                                                                 -------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 33.1%
  Federal Home Loan Mortgage Corp. I/O........                6.00%          03/15/17        549        10,400
  Federal Home Loan Mortgage Corp.............                6.50%          05/15/25        373       379,624
  Federal Home Loan Mortgage Corp.............                6.65%          07/15/22      1,119     1,144,558
  Federal Housing Administration..............                6.50%          01/30/43      2,300     2,430,088
  Federal National Mortgage Association(b)....               4.478%          05/01/36        282       289,139
  Federal National Mortgage Association.......                5.50%               TBA      2,500     2,589,845
  Federal National Mortgage Association.......               5.936%          11/01/11        989     1,085,697
  Federal National Mortgage Association.......                6.50%          06/01/31        331       345,618
  Government National Mortgage Association(b).               5.375% 04/20/25-05/20/25        228       234,781
  Government National Mortgage Association(b).                5.75% 08/20/24-08/20/27        756       778,939
  Government National Mortgage Association....                6.00%               TBA      4,000     4,160,000
  Government National Mortgage Association....                6.50%               TBA     81,500    85,473,125
  Government National Mortgage Association....                6.50% 08/15/23-08/15/32     19,326    20,304,331
  Government National Mortgage Association....                7.00%               TBA     25,500    27,014,062
  Government National Mortgage Association....                7.00% 09/15/29-11/15/31      8,228     8,719,945
  Government National Mortgage Association(b).                7.75%          09/20/25         10        10,012
  Government National Mortgage Association....                8.00% 12/15/30-04/15/31        985     1,063,993
  Government National Mortgage Association....                9.00% 07/15/30-10/15/30         56        61,428
                                                                                                 -------------
                                                                                                   156,095,585
                                                                                                 -------------
TOTAL LONG-TERM BONDS...........................................................................   452,409,837
                                                                                                 -------------
RIGHTS(j)                                                              Expiration
                                                                          Date          Shares
                                                                    ----------------- ----------
  Mexico Value, Ser. B...........................................            06/01/04      1,000         3,500
  Mexico Value, Ser. C...........................................            06/01/05      1,000           300
  Mexico Value, Ser. D...........................................            06/30/06      1,000           300
  Mexico Value, Ser. E...........................................            06/01/07      1,000           300
                                                                                                 -------------
TOTAL RIGHTS....................................................................................         4,400
                                                                                                 -------------
TOTAL LONG-TERM INVESTMENTS
 (cost $442,607,317)............................................................................   452,414,237
                                                                                                 -------------
SHORT-TERM INVESTMENTS -- 35.5%
                                                 Moody's                              Principal
                                                 Rating    Interest     Maturity        Amount
                                               (Unaudited)   Rate         Date          (000)
OTHER CORPORATE OBLIGATIONS -- 21.2%           ----------- -------- ----------------- ----------
  BP America..................................     P-1        1.32%          03/05/03      7,300     7,283,137
  CBA Finance, Inc............................     P-1        1.31%          03/18/03      7,400     7,379,535
  Chrysler Financial Company LLC, M.T.N.(b)...     A3         1.60%          02/03/03      3,900     3,897,304
  Eksportfinans ASA (Norway)..................     P-1        1.31%          03/10/03     18,200    18,154,965
  General Motors Acceptance Corp..............     A2        5.875%          01/22/03        300       300,009
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.32%          02/19/03      9,000     8,986,088
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.35%          02/13/03      4,100     4,093,389
  HBOS Treasury Services PLC (United Kingdom).     P-1        1.35%          03/05/03      3,000     2,992,912
  Lloyds Bank PLC (United Kingdom)............     P-1       1.305%          03/19/03      1,400     1,396,092
  Royal Bank..................................     P-1        1.31%          02/27/03     20,500    20,457,480

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B72

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                 Moody's                      Principal
                                                 Rating    Interest Maturity   Amount       Value
                                               (Unaudited)   Rate     Date      (000)      (Note 2)
OTHER CORPORATE OBLIGATIONS (Continued)        ----------- -------- -------- ----------- ------------
  UBS Finance, Inc............................     P-1        1.32% 02/19/03 $    18,800 $ 18,766,223
  UBS Finance, Inc............................     P-1        1.35% 03/19/03       2,000    1,994,225
  Westpac Capital Corp........................     P-1        1.34% 03/25/03       4,100    4,087,333
                                                                                         ------------
                                                                                           99,788,692
                                                                                         ------------
U.S. GOVERNMENT OBLIGATIONS -- 11.2%
  Federal National Mortgage Association(i)....                0.01% 03/25/03      18,700   18,645,245
  Federal National Mortgage Association(e)(i).               1.235% 02/12/03         410      409,409
  Federal National Mortgage Association(e)(i).                1.24% 02/12/03          40       39,942
  Federal National Mortgage Association(i)....               1.275% 05/21/03      21,500   21,393,396
  Federal National Mortgage Association(i)....                1.70% 01/15/03       1,900    1,898,744
  Federal National Mortgage Association(i)....               1.705% 01/15/03       3,900    3,897,414
  United States Treasury Bills(e)(i)..........               1.105% 02/20/03         250      249,616
  United States Treasury Bills(i).............               1.115% 02/20/03         500      499,226
  United States Treasury Bills(i).............               1.176% 02/20/03          25       24,959
  United States Treasury Bills(i).............               1.185% 02/20/03          50       49,918
  United States Treasury Bills(e)(i)..........                1.19% 02/13/03       1,275    1,273,188
  United States Treasury Bills(e)(i)..........               1.195% 02/13/03         470      469,330
  United States Treasury Bills(e)(i)..........               1.205% 02/20/03       4,000    3,993,305
                                                                                         ------------
                                                                                           52,843,692
                                                                                         ------------
REPURCHASE AGREEMENT -- 3.1%
  State Street Bank & Trust Co. Repurchase Agreement (d)      0.75% 01/02/03      14,649   14,648,975
                                                                                         ------------

                                                                              Contracts
OUTSTANDING OPTIONS PURCHASED(j)                                             -----------
Put Options
  Euro Futures, expiring 6/1/03 @ $97.00.........................                     40          500
                                                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $167,311,479)....................................................................  167,281,859
                                                                                         ------------
TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT -- 131.4%
  (cost $609,918,796; Note 6).........................................................    619,696,096
                                                                                         ------------
OUTSTANDING OPTIONS WRITTEN(j) -- (0.3%)
Call Options -- (0.2%)
  Swap Option 3 month LIBOR, expiring 7/22/03 @ 4.0%....                       8,200,000     (119,228)
  Swap Option 3 month LIBOR, expiring 12/11/03 @ 3.0%...                      13,500,000     (106,110)
  Swap Option 3 month LIBOR, expiring 5/30/03 @ 3.25%...                      24,800,000     (280,736)
  Swap Option 3 month LIBOR, expiring 1/7/05 @ 5.0%.....                      11,500,000     (555,335)
  Swap Option 3 month LIBOR, expiring 10/7/04 @ 4.0%....                       6,200,000     (101,184)
                                                                                         ------------
                                                                                           (1,162,593)
                                                                                         ------------
Put Options -- (0.1%)
  Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%.....                      11,500,000     (131,675)
  Swap Option 3 month LIBOR, expiring 10/4/04 @ 6.0%....                       6,200,000     (169,384)
                                                                                         ------------
                                                                                             (301,059)
                                                                                         ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premium received $1,199,750).......................................................     (1,463,652)
                                                                                         ------------
                                                                              Principal
                                                           Interest Maturity   Amount
                                                             Rate     Date      (000)
INVESTMENTS SOLD SHORT -- (5.5%)                           -------- -------- -----------
U.S. Government & Agency Obligations -- (4.8%)
  United States Treasury Notes................               4.375% 05/15/07 $     5,500   (5,906,054)
  United States Treasury Notes................               4.875% 02/15/12       5,250   (5,700,965)
  United States Treasury Notes................                5.50% 05/15/09       9,900  (11,232,243)
                                                                                         ------------
                                                                                          (22,839,262)
                                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B73

                  --------------------------------------------
                  SP PIMCO TOTAL RETURN PORTFOLIO (Continued)
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                            Principal
                                               Interest       Maturity       Amount            Value
                                                 Rate           Date          (000)           (Note 2)
INVESTMENTS SOLD SHORT (Continued)             --------       --------      ---------      -------------
U.S. Government Mortgage Backed Securities -- (0.7%)
  Federal National Mortgage Association.......    5.00%         TBA           3,000           (3,072,186)
                                                                                           -------------
TOTAL INVESTMENTS SOLD SHORT
 (proceeds received $25,517,734)..........................................................   (25,911,448)
                                                                                           -------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT -- 125.6%
 (cost $583,201,312)......................................................................   592,320,996
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (0.1%)(g)...................................       (94,063)
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET -- (0.2%)(h)...........      (948,028)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.3%)....................................  (119,612,125)
                                                                                           -------------
TOTAL NET ASSETS -- 100.0%................................................................ $ 471,666,780
                                                                                           =============

The following abbreviations are used in portfolio descriptions:

AS       Aksjeselskap (Norwegian Company)
F.S.A.   Financial Security Assurance
GO       General Obligation
I/O      Interest Only
LLC      Limited Liability Company
M.T.N.   Medium Term Note
M.B.I.A. Municipal Bond Insurance Association
NR       Not Rated by Moody's or Standard & Poor's
P/O      Principal Only
PLC      Public Limited Company (British Limited Liability Company)
SA       Sociedad Anonima (Spanish Corporation) or SocieteAnonyme (French Corporation)
TBA      Securities purchased on a forward commitment basis.

(a)Represents issuer in default on interest payments, non-income producing security.

(b)Rate shown reflects current rate on variable rate instrument.

(c)Standard & Poor's rating.

(d)State Street Bank & Trust Company Repurchase Agreement, repurchase price $14,649,585 due 1/2/03. The value of the collateral including accrued interest was $14,942,346.

(e)Security segregated as collateral for futures contracts.

(f)Increase/decrease in rate variable upon increase/decrease in Moody's or Standard & Poor's rating.

(g)Open futures contracts as of December 31, 2002 were as follows:

                                                                               Unrealized
Number of                           Expiration  Value at       Value at       Appreciation
Contracts           Type               Date    Trade Date  December 31, 2002 (Depreciation)
--------- ------------------------- ---------- ----------- ----------------- --------------
Long Positions:
   502    U.S. Treasury 10 Yr Notes   Mar 03   $56,397,965    $57,753,531      $1,355,566
   238    Euribor                     Sep 04    59,996,698     60,416,059         419,361
   124    German 10 Yr Fed Bonds      Mar 03    14,427,774     14,773,647         345,873
   170    Eurodollars                 Mar 04    41,351,000     41,601,125         250,125
    77    Eurodollars                 Dec 03    18,744,639     18,908,313         163,674
                                                                               ----------
                                                                                2,534,599
Short Positions:
    30    U.S. Treasury Bonds         Mar 03     3,270,469      3,380,625        (110,156)
                                                                               ----------
                                                                               $2,424,443
                                                                               ==========

(h)Outstanding forward foreign currency contracts as of December 31, 2002 were follows:

                                                                      Unrealized
                                     Value at         Value at      Appreciation/
Forward Foreign Currency Contract Settlement Date December 31, 2002 (Depreciation)
--------------------------------- --------------- ----------------- --------------
     Purchased:
      Euro expiring 2/10/03         $ 1,450,433      $ 1,488,564      $  38,131
     Sold:
      Euro expiring 2/10/03          19,461,950       20,448,109       (986,159)
                                                                      ---------
                                                                      $(948,028)
                                                                      =========

(i)Rate quoted represents yield-to-maturity as of purchase date.
(j)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B74

                  ---------------------------------------------
                  SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



         LONG-TERM INVESTMENTS -- 91.1%                       Value
                                                    Shares   (Note 2)
         COMMON STOCKS -- 90.5%                     ------- -----------
         Aerospace & Defense -- 2.6%
           L-3 Communications Holdings, Inc.(a)....  16,600 $   745,506
           Northrop Grumman Corp...................   5,900     572,300
                                                            -----------
                                                              1,317,806
                                                            -----------
         Biotechnology -- 3.1%
           Biogen, Inc.(a).........................  14,400     576,864
           IDEC Pharmaceuticals Corp.(a)...........   4,900     162,533
           MedImmune, Inc.(a)......................  18,382     499,439
           Protein Design Labs, Inc.(a)............  40,800     346,800
                                                            -----------
                                                              1,585,636
                                                            -----------
         Commercial Services & Supplies -- 6.2%
           Ceridian Corp.(a).......................  37,100     534,982
           CheckFree Corp.(a)......................  21,600     345,621
           Dun & Bradstreet Corp.(a)...............  12,100     417,329
           FactSet Research Systems, Inc...........  16,600     469,282
           H&R Block, Inc..........................  18,500     743,700
           Herman Miller, Inc......................  19,600     360,640
           Manpower, Inc...........................  10,400     331,760
                                                            -----------
                                                              3,203,314
                                                            -----------
         Communications Equipment -- 0.8%
           Brocade Communications Systems, Inc.(a). 101,100     418,554
                                                            -----------
         Containers & Packaging -- 0.8%
           Sealed Air Corp.(a).....................  10,900     406,570
                                                            -----------
         Diversified Financials -- 3.4%
           Chicago Mercantile Exchange.............   3,400     148,444
           Investment Technology Group, Inc.(a)....  19,900     444,964
           Merrill Lynch & Co., Inc................  18,400     698,280
           Stilwell Financial, Inc.................  32,800     428,696
                                                            -----------
                                                              1,720,384
                                                            -----------
         Electronic Equipment & Instruments -- 6.2%
           Agilent Technologies, Inc.(a)...........  44,800     804,608
           Solectron Corp.(a)...................... 229,600     815,080
           Symbol Technologies, Inc................  56,100     461,142
           Tech Data Corp.(a)......................  21,000     566,160
           Waters Corp.(a).........................  23,400     509,652
                                                            -----------
                                                              3,156,642
                                                            -----------
         Energy Equipment & Services -- 6.7%
           BJ Services Co.(a)......................  14,800     478,188
           Cooper Cameron Corp.(a).................   8,400     418,488
           ENSCO International, Inc................  24,400     718,580
           Patterson-UTI Energy, Inc.(a)...........  18,800     567,196
           Smith International, Inc.(a)............  15,200     495,824
           Weatherford International, Ltd.(a)......  18,300     730,719
                                                            -----------
                                                              3,408,995
                                                            -----------
         Healthcare Equipment & Supplies -- 1.9%
           Alcon, Inc.(a)..........................  11,600     457,620
           Zimmer Holdings, Inc.(a)................  12,300     510,696
                                                            -----------
                                                                968,316
                                                            -----------
         Healthcare Providers & Services -- 4.1%
           AmerisourceBergen Corp..................   2,800     152,068
           AMN Healthcare Services, Inc.(a)........  17,800     300,998
           Caremark Rx, Inc.(a)....................  23,400     380,250

                                                                 Value
      COMMON STOCKS                                    Shares   (Note 2)
      (Continued)                                      ------- -----------
        Covance, Inc.(a)..............................  20,500 $   504,095
        WebMD Corp.(a)................................  90,300     772,065
                                                               -----------
                                                                 2,109,476
                                                               -----------
      Hotels, Restaurants & Leisure -- 1.0%
        Brinker International, Inc.(a)................  15,400     496,650
                                                               -----------
      Internet & Catalog Retail -- 2.2%
        eBay, Inc.(a).................................   7,300     495,086
        Ticketmaster (Class "B" Stock)(a).............  18,900     401,058
        USA Interactive(a)............................  10,100     231,492
                                                               -----------
                                                                 1,127,636
                                                               -----------
      Internet Software & Services -- 2.4%
        Hotels.com (Class "A" Stock)(a)...............  13,800     753,894
        Internet Security Systems, Inc.(a)............  10,100     185,133
        RealNetworks, Inc.(a).........................  79,900     304,419
                                                               -----------
                                                                 1,243,446
                                                               -----------
      IT Consulting & Services -- 3.3%
        CACI International, Inc. (Class "A" Stock)(a).  11,300     402,732
        Computer Sciences Corp.(a)....................  15,700     540,865
        SunGard Data Systems, Inc.(a).................  31,300     737,428
                                                               -----------
                                                                 1,681,025
                                                               -----------
      Media -- 12.7%
        Belo Corp. (Class "A" Stock)..................  14,800     315,536
        Clear Channel Communications, Inc.(a).........   9,600     357,984
        E.W. Scripps Co. (Class "A" Stock)............   5,900     454,005
        EchoStar Communications Corp.
         (Class "A" Stock)(a).........................  42,300     941,598
        Entravision Communications Corp.
         (Class "A" Stock)(a).........................  39,200     391,216
        Gemstar-TV Guide International, Inc.(a)....... 153,400     498,550
        Gray Television, Inc..........................  11,500     112,125
        Liberty Media Corp. (Class "A" Stock)(a)......  56,000     500,640
        Lin TV Corp. (Class "A" Stock)(a).............  18,600     452,910
        News Corp., Ltd., ADR (Australia).............  25,200     570,780
        Omnicom Group, Inc............................  11,300     729,980
        Pearson PLC, ADR (United Kingdom).............  48,600     454,410
        TMP Worldwide, Inc.(a)........................  25,900     292,929
        Univision Communications, Inc.
         (Class "A" Stock)(a).........................  17,100     418,950
                                                               -----------
                                                                 6,491,613
                                                               -----------
      Multi-line Retail -- 0.9%
        Dollar Tree Stores, Inc.(a)...................  18,200     447,174
                                                               -----------
      Pharmaceuticals -- 6.9%
        Allergan, Inc.................................   3,000     172,860
        Barr Laboratories, Inc.(a)....................  11,800     768,062
        Forest Laboratories, Inc.(a)..................   2,100     206,262
        King Pharmaceuticals, Inc.(a).................  38,400     660,096
        Sepracor, Inc.(a).............................  41,000     396,470
        SICOR, Inc.(a)................................  25,800     408,930
        Teva Pharmaceutical Industries, Ltd., ADR
         (Israel).....................................  13,200     509,652
        Watson Pharmaceuticals, Inc.(a)...............  14,800     418,396
                                                               -----------
                                                                 3,540,728
                                                               -----------
      Semiconductor Equipment & Products -- 4.4%
        Altera Corp.(a)...............................  71,700     884,061

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B75

            ---------------------------------------------------------
            SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                               Value
        COMMON STOCKS                                Shares   (Note 2)
        (Continued)                                  ------- -----------
        Semiconductor Equipment & Products (Cont'd.)
          LSI Logic Corp.(a)........................  30,400 $   175,408
          Semtech Corp.(a)..........................  43,100     470,652
          Xilinx, Inc.(a)...........................  36,200     745,720
                                                             -----------
                                                               2,275,841
                                                             -----------
        Software -- 13.5%
          Amdocs Ltd. (United Kingdom)(a)...........  73,700     723,734
          Autodesk, Inc.............................  33,300     476,190
          Bea Systems, Inc.(a)......................  41,500     476,005
          Cadence Design Systems, Inc.(a)...........  38,200     450,378
          Cerner Corp.(a)...........................  22,400     700,224
          Fair, Issac & Co., Inc....................  13,550     578,585
          Networks Associates, Inc.(a)..............  31,800     511,662
          Parametric Technology Corp.(a)............ 116,900     294,588
          PeopleSoft, Inc.(a).......................  25,200     461,160
          Reynolds & Reynolds Co. (Class "A" Stock).  27,500     700,425
          Synopsys, Inc.(a).........................  24,300   1,121,445
          VERITAS Software Corp.(a).................  28,300     442,046
                                                             -----------
                                                               6,936,442
                                                             -----------
        Specialty Retail -- 4.1%
          Advanced Auto Parts, Inc.(a)..............  10,500     513,450
          Best Buy Co., Inc.(a).....................  14,800     357,420
          Circuit City Stores -- Circuit City Group.  64,200     476,364
          Staples, Inc.(a)..........................  28,900     528,870
          Tiffany & Co..............................  10,300     246,273
                                                             -----------
                                                               2,122,377
                                                             -----------

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                --------- -----------
       Textiles & Apparel -- 1.0%
         Jones Apparel Group, Inc.(a)............    14,900 $   528,056
                                                            -----------
       Trading Companies & Distributors -- 0.9%
         Fastenal Co.............................    12,100     452,419
                                                            -----------
       Wireless Telecommunication Services -- 1.4%
         AT&T Wireless Services, Inc.(a).........    89,100     503,415
         Western Wireless Corp.
          (Class "A" Stock)(a)...................    44,100     233,730
                                                            -----------
                                                                737,145
                                                            -----------
       TOTAL COMMON STOCKS
        (cost $46,529,078).................................  46,376,245
                                                            -----------
       PREFERRED STOCK -- 0.6%
       Automobiles
       Porsche AG (Germany)
        (cost $302,367)..........................       663     275,503
                                                            -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $46,831,445).................................  46,651,748
                                                            -----------
       SHORT-TERM INVESTMENT -- 9.4%
       Mutual Fund
       Prudential Core Investment Fund -- Taxable
        Money Market Series
        (cost $4,818,167; Note 4)................ 4,818,167   4,818,167
                                                            -----------
       TOTAL INVESTMENTS -- 100.5%
        (cost $51,649,612; Note 6).........................  51,469,915
       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (0.5)%.............................    (237,744)
                                                            -----------
       NET ASSETS -- 100.0%................................ $51,232,171
                                                            ===========

The following abbreviations are used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B76

                        ---------------------------------
                        SP SMALL/MID CAP VALUE PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



       LONG-TERM INVESTMENTS -- 98.4%                            Value
                                                        Shares  (Note 2)
       COMMON STOCKS                                    ------ ----------
       Advertising -- 0.5%
         Getty Images, Inc.(a)......................... 14,700 $  449,085
                                                               ----------
       Aerospace/Defense -- 0.5%
         Integrated Defense Technologies, Inc.(a)......  4,700     68,150
         United Defense Industries, Inc.(a)............ 19,300    449,690
                                                               ----------
                                                                  517,840
                                                               ----------
       Agricultural Products & Services -- 0.7%
         Delta & Pine Land Co.......................... 32,300    659,243
                                                               ----------
       Airlines -- 0.9%
         Alaska Air Group, Inc.(a).....................  3,100     67,115
         Delta Air Lines, Inc.......................... 19,200    232,320
         Northwest Airlines Corp. (Class "A" Stock)(a). 80,200    588,668
                                                               ----------
                                                                  888,103
                                                               ----------
       Apparel -- 0.8%
         OshKosh B'Gosh, Inc. (Class "A" Stock)........ 20,000    561,000
         UniFirst Corp.................................  9,600    193,920
                                                               ----------
                                                                  754,920
                                                               ----------
       Appliances & Home Furnishings -- 1.3%
         Applica, Inc.(a).............................. 20,300    101,500
         Furniture Brands International, Inc.(a)....... 27,700    660,645
         Kirkland's, Inc.(a)...........................  6,000     67,800
         Maytag Corp...................................  9,900    282,150
         York International Corp.......................  5,600    143,192
                                                               ----------
                                                                1,255,287
                                                               ----------
       Autos - Cars & Trucks -- 1.3%
         American Axle & Manufacturing Holdings,
          Inc.(a)...................................... 16,600    388,772
         Coachmen Industries, Inc...................... 40,880    645,904
         Monaco Coach Corp.(a).........................  2,800     46,340
         Monro Muffler Brake, Inc.(a)..................  5,900     99,710
         Superior Industries International, Inc........  1,900     78,584
                                                               ----------
                                                                1,259,310
                                                               ----------
       Banks and Savings & Loans -- 8.7%
         Alabama National BanCorp......................  1,300     56,550
         Astoria Financial Corp........................ 10,600    287,790
         Bank of Hawaii Corp........................... 32,200    978,558
         BankAtlantic Bancorp, Inc. (Class "A" Stock).. 75,400    712,530
         Banknorth Group, Inc.......................... 24,300    549,180
         BOK Financial Corp.(a)........................  2,700     87,453
         Boston Private Financial Holdings, Inc........  3,700     73,482
         City National Corp............................ 17,100    752,229
         Commercial Federal Corp.......................  2,000     46,700
         First Niagara Financial Group, Inc............ 14,600    381,352
         FirstMerit Corp............................... 14,100    305,406
         Hancock Holding Co............................  6,500    290,225
         Hawthorne Financial Corp.(a)..................  5,100    145,554
         Huntington Bancshares, Inc....................  6,600    123,486
         IBERIABANK Corp...............................  4,700    188,752
         IndyMac Bancorp, Inc.(a)...................... 31,200    576,888
         Investors Financial Services Corp.............  7,200    197,208
         Mercantile Bankshares Corp.................... 17,000    656,030
         NetBank, Inc.(a).............................. 22,800    220,704
         Popular, Inc.................................. 10,600    358,280
         PrivateBancorp, Inc...........................  1,600     60,560
         Silicon Valley Bancshares, Inc.(a)............ 18,200    332,150

          COMMON STOCKS                                       Value
                                                    Shares   (Note 2)
          (Continued)                               ------- ----------
          Banks and Savings & Loans (cont'd.)
            Southwest Bancorp of Texas, Inc.(a)....  10,600 $  305,386
            Southwest Bancorp, Inc.................   8,300    215,717
            Sovereign Bancorp, Inc.................  40,800    573,240
            Texas Regional Bancshares, Inc.
             (Class "A" Stock).....................   2,300     81,744
            Webster Financial Corp.................   1,700     59,160
                                                            ----------
                                                             8,616,314
                                                            ----------
          Business Services -- 1.4%
            eFunds Corp.(a)........................  22,000    200,420
            infoUSA, Inc.(a).......................  16,200     80,514
            Manpower, Inc..........................  16,600    529,540
            MPS Group, Inc.(a).....................  45,700    253,178
            National Processing, Inc.(a)...........  11,900    190,995
            Overture Services, Inc.(a).............   5,300    144,743
                                                            ----------
                                                             1,399,390
                                                            ----------
          Chemicals -- 5.5%
            Arch Chemicals, Inc....................  36,300    662,475
            Cytec Industries, Inc.(a)..............  27,600    752,928
            Ferro Corp.............................  22,600    552,118
            Georgia Gulf Corp......................  15,000    347,100
            IMC Global, Inc........................  29,900    319,033
            Ionics, Inc.(a)........................   2,200     50,160
            Lyondell Chemical Co...................  75,500    954,320
            Methanex Corp. (Canada)................   8,100     67,878
            Millennium Chemicals, Inc..............  92,900    884,408
            Minerals Technologies, Inc.............   4,000    172,600
            Olin Corp..............................  13,000    202,150
            PolyOne Corp........................... 118,700    465,304
            Solutia, Inc...........................   9,800     35,574
                                                            ----------
                                                             5,466,048
                                                            ----------
          Commercial Services -- 1.0%
            Angelica Corp..........................  11,100    229,215
            Applera Corp.-Celera Genomics Group(a).   2,500     23,875
            Insurance Auto Auctions, Inc.(a).......  14,900    247,191
            Labor Ready, Inc.(a)...................  16,100    103,362
            SOURCECORP, Inc.(a)....................  21,800    405,262
                                                            ----------
                                                             1,008,905
                                                            ----------
          Computer Software & Services -- 2.3%
            Avocent Corp.(a).......................  16,100    357,742
            Ceridian Corp.(a)......................   4,100     59,122
            Diebold, Inc...........................   8,200    338,004
            Exult, Inc.(a).........................  16,400     52,152
            Hutchinson Technology, Inc.(a).........   3,000     62,100
            InterCept Group, Inc.(a)...............  27,000    457,137
            NetScreen Technologies, Inc.(a)........   5,800     97,672
            RadiSys Corp.(a).......................  36,100    288,078
            Storage Technology Corp.(a)............  23,100    494,802
            Vastera, Inc.(a).......................  21,700    122,627
                                                            ----------
                                                             2,329,436
                                                            ----------
          Construction -- 3.0%
            Clayton Homes, Inc.....................  32,500    395,850
            D.R. Horton, Inc.......................   8,600    149,210
            Florida Rock Industries, Inc...........   1,600     60,880
            Fluor Corp.(a).........................   6,300    176,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B77

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          COMMON STOCKS                                       Value
                                                     Shares  (Note 2)
          (Continued)                                ------ ----------
          Construction (cont'd.)
            KB HOME................................. 10,300 $  441,355
            Martin Marietta Materials, Inc.......... 18,100    554,946
            Pulte Homes, Inc........................  3,100    148,397
            Ryland Group, Inc....................... 18,500    616,975
            Standard Pacific Corp................... 17,900    443,025
                                                            ----------
                                                             2,987,038
                                                            ----------
          Consumer Products -- 0.2%
            Alberto-Culver Co. (Class "A" Stock)....  4,900    238,091
                                                            ----------
          Containers -- 2.2%
            Ball Corp...............................  6,400    327,616
            Owens-Illinois, Inc.(a)................. 41,000    597,780
            Packaging Corp. of America(a)........... 35,900    654,816
            Pactiv Corp.(a)......................... 19,400    424,084
            Silgan Holdings, Inc.(a)................  8,800    217,184
                                                            ----------
                                                             2,221,480
                                                            ----------
          Distribution/Wholesalers -- 2.5%
            Bell Microproducts, Inc.(a)............. 35,400    196,116
            Fastenal Co.............................  7,200    269,208
            Ingram Micro, Inc. (Class "A" Stock)(a). 21,100    260,585
            SCP Pool Corp.(a)....................... 27,500    803,000
            Tech Data Corp.(a)...................... 35,100    946,296
                                                            ----------
                                                             2,475,205
                                                            ----------
          Diversified Manufacturing Operations -- 3.7%
            Actuant Corp. (Class "A" Stock)(a)......  8,500    394,825
            Black & Decker Corp.....................  4,300    184,427
            CUNO, Inc.(a)........................... 11,600    384,192
            Federal Signal Corp.....................  3,000     58,260
            Pentair, Inc............................ 29,200  1,008,860
            Snap-on, Inc............................ 26,000    730,860
            Terex Corp.(a).......................... 29,200    325,288
            Thermo Electron Corp.(a)................ 26,600    535,192
                                                            ----------
                                                             3,621,904
                                                            ----------
          Drugs & Medical Supplies -- 2.7%
            Barr Laboratories, Inc.(a)..............  2,700    175,743
            CV Therapeutics, Inc.(a)................  2,000     36,440
            DENTSPLY International, Inc............. 16,900    628,680
            Kensey Nash Corp.(a)....................  7,700    140,679
            Neurocrine Biosciences, Inc.(a).........  4,200    191,772
            Salix Pharmaceuticals, Ltd.(a).......... 26,500    185,235
            STERIS Corp.(a)......................... 27,300    662,025
            Varian Medical Systems, Inc.(a).........  8,900    441,440
            Vertex Pharmaceuticals, Inc.(a)......... 11,900    188,615
            Viasys Healthcare, Inc.(a)..............  1,417     21,099
                                                            ----------
                                                             2,671,728
                                                            ----------
          Electronics -- 2.5%
            AMETEK, Inc.............................  4,500    173,205
            Applied Films Corp.(a).................. 21,600    431,784
            Arrow Electronics, Inc.(a).............. 10,800    138,132
            Artesyn Technologies, Inc.(a)...........  7,300     28,032
            Avnet, Inc.(a).......................... 72,500    785,175
            Hubbell, Inc. (Class "B" Stock).........  5,500    193,270
            Millipore Corp.(a)...................... 13,100    445,400
            Polycom, Inc.(a)........................ 15,600    148,512

            COMMON STOCKS                                   Value
                                                   Shares  (Note 2)
            (Continued)                            ------ ----------
            Electronics (cont'd.)
              Tektronix, Inc.(a)..................  9,400 $  170,986
                                                          ----------
                                                           2,514,496
                                                          ----------
            Energy -- 2.3%
              Equitable Resources, Inc............ 33,200  1,163,328
              Kinder Morgan, Inc..................  8,200    346,614
              Sempra Energy....................... 32,400    766,260
                                                          ----------
                                                           2,276,202
                                                          ----------
            Engineering -- 0.3%
              Jacobs Engineering Group, Inc.(a)...  5,700    202,920
              URS Corp.(a)........................  5,200     73,996
                                                          ----------
                                                             276,916
                                                          ----------
            Environmental Services -- 0.4%
              Republic Services, Inc.(a).......... 19,800    415,404
                                                          ----------
            Financial Services -- 3.4%
              Allied Capital Corp................. 10,365    226,268
              Commerce Bancorp, Inc............... 17,500    755,825
              Federal Agricultural Mortgage Corp.
               (Class "C" Stock)(a)............... 15,100    462,664
              LaBranche & Co., Inc.(a)............ 14,000    372,960
              Legg Mason, Inc.....................  3,900    189,306
              Old Republic International Corp.....  8,200    229,600
              Radian Group, Inc...................  6,000    222,900
              Raymond James Financial, Inc........ 17,900    529,482
              Waddell & Reed Financial, Inc.
               (Class "A" Stock).................. 18,400    361,928
                                                          ----------
                                                           3,350,933
                                                          ----------
            Food & Beverage -- 2.3%
              Dean Foods Co.(a)................... 17,432    646,727
              Dole Food Co., Inc.................. 15,100    491,958
              Fresh Del Monte Produce, Inc........ 14,300    270,413
              Sensient Technologies Corp.......... 38,700    869,589
                                                          ----------
                                                           2,278,687
                                                          ----------
            Hospitals/Healthcare Management -- 1.5%
              AmeriPath, Inc.(a)..................  4,700    101,050
              Centene Corp.(a).................... 16,400    550,876
              Community Health Systems, Inc.(a)... 21,500    442,685
              Triad Hospitals, Inc.(a)............ 12,600    375,858
                                                          ----------
                                                           1,470,469
                                                          ----------
            Index Funds -- 1.1%
              Russell 2000 Value Index Fund.......  6,600    735,900
              Russell Mid-Cap Value Index Fund....  5,700    390,735
                                                          ----------
                                                           1,126,635
                                                          ----------
            Industrials -- 1.6%
              Kennametal, Inc..................... 16,700    575,816
              Milacron, Inc....................... 69,700    414,715
              Oshkosh Truck Corp..................  9,100    559,650
                                                          ----------
                                                           1,550,181
                                                          ----------
            Insurance -- 4.2%
              Allmerica Financial Corp.(a)........  6,800     68,680
              Fidelity National Financial, Inc.... 18,300    600,789
              HCC Insurance Holdings, Inc......... 34,300    843,780
              Markel Corp.(a).....................  4,100    842,550

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B78

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       COMMON STOCKS                                            Value
                                                       Shares  (Note 2)
       (Continued)                                     ------ -----------
       Insurance (cont'd.)
         Penn-America Group, Inc...................... 16,450 $   148,873
         PMA Capital Corp. (Class "A" Stock)..........  4,600      65,918
         Protective Life Corp.........................  9,900     272,448
         Reinsurance Group of America, Inc............  2,100      56,868
         UICI(a)...................................... 34,700     539,585
         Vesta Insurance Group, Inc................... 66,700     183,425
         Zenith National Insurance Corp............... 22,900     538,608
                                                              -----------
                                                                4,161,524
                                                              -----------
       Leisure -- 0.7%
         International Speedway Corp.
          (Class "A" Stock)........................... 10,100     376,629
         MarineMax, Inc.(a)........................... 18,900     223,209
         Polaris Industries, Inc......................    600      35,160
         Station Casinos, Inc.(a).....................  5,500      97,350
                                                              -----------
                                                                  732,348
                                                              -----------
       Machinery -- 2.0%
         AGCO Corp.(a)................................ 17,500     386,750
         Albany International Corp. (Class "A" Stock).  6,400     132,224
         Astec Industries, Inc.(a).................... 35,200     349,536
         IDEX Corp....................................  7,500     245,250
         NACCO Industries, Inc. (Class "A" Stock)..... 10,800     472,716
         Stewart & Stevenson Services, Inc............ 23,100     326,634
         Wabtec Corp..................................  7,300     102,492
                                                              -----------
                                                                2,015,602
                                                              -----------
       Media -- 3.4%
         Belo Corp. (Class "A" Stock)................. 23,900     509,548
         Cablevision Systems New York Group
          (Class "A" Stock)(a)........................ 33,200     555,768
         Cumulus Media, Inc. (Class "A" Stock)(a).....  3,100      46,097
         Emmis Communications Corp.
          (Class "A" Stock)(a)........................ 28,300     589,489
         Entercom Communications Corp.(a).............  5,200     243,984
         Lee Enterprises, Inc......................... 11,000     368,720
         Radio One, Inc. (Class "D" Stock)(a)......... 37,500     541,125
         The E.W. Scripps Co. (Class "A" Stock).......  6,600     507,870
                                                              -----------
                                                                3,362,601
                                                              -----------
       Metals & Mining -- 0.4%
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a)........................  5,600      93,968
         Massey Energy Co............................. 31,200     303,264
                                                              -----------
                                                                  397,232
                                                              -----------
       Mineral Resources -- 0.7%
         Phelps Dodge Corp.(a)........................ 20,400     645,660
                                                              -----------
       Networking -- 0.5%
         3Com Corp.(a)................................ 17,900      82,877
         Network Associates, Inc.(a)..................  8,800     141,592
         Quest Software, Inc.(a)...................... 25,100     258,781
                                                              -----------
                                                                  483,250
                                                              -----------
       Office Equipment & Supplies -- 0.2%
         IKON Office Solutions, Inc................... 26,900     192,335
                                                              -----------
       Oil - Exploration/Production -- 2.1%
         Hurricane Hydrocarbons, Ltd.
          (Class "A" Stock)(a)........................ 57,900     603,318

      COMMON STOCKS                                              Value
                                                        Shares  (Note 2)
      (Continued)                                       ------ -----------
      Oil - Exploration/Production (cont'd.)
        Pioneer Natural Resources Co.(a)............... 22,800 $   575,700
        Pride International, Inc.(a)................... 36,900     549,810
        Spinnaker Exploration Co.(a)................... 16,200     357,210
                                                               -----------
                                                                 2,086,038
                                                               -----------
      Oil & Gas Services -- 2.2%
        Cal Dive International, Inc.(a)................  2,100      49,350
        Grant Prideco, Inc.(a).........................  1,000      11,640
        KeySpan Corp................................... 10,200     359,448
        National-Oilwell, Inc.(a)......................  1,100      24,024
        NorthWestern Corp.............................. 10,800      54,864
        Nuevo Energy Co.(a)............................  1,800      19,980
        Oceaneering International, Inc.(a).............  5,500     136,070
        Premcor, Inc.(a)............................... 24,500     544,635
        Smith International, Inc.(a)...................  5,200     169,624
        Tidewater, Inc.................................  6,200     192,820
        Universal Compression Holdings, Inc.(a)........  5,600     107,128
        Valero Energy Corp............................. 14,500     535,630
        W-H Energy Services, Inc.(a)...................  1,300      18,967
                                                               -----------
                                                                 2,224,180
                                                               -----------
      Precious Metals -- 0.4%
        Agnico-Eagle Mines, Ltd. (Canada)..............  7,300     108,478
        Royal Gold, Inc................................ 13,300     331,449
                                                               -----------
                                                                   439,927
                                                               -----------
      Printing & Publishing -- 1.0%
        Banta Corp..................................... 18,700     584,749
        Playboy Enterprises, Inc. (Class "A" Stock)(a). 41,100     416,343
                                                               -----------
                                                                 1,001,092
                                                               -----------
      Real Estate Investment Trust -- 10.3%
        Alexandria Real Estate Equities, Inc........... 10,700     455,820
        Apartment Investment & Management Co.
         (Class "A" Stock)............................. 16,700     625,916
        Avalonbay Communities, Inc..................... 15,400     602,756
        Boardwalk Equities, Inc. (Canada).............. 56,200     538,958
        CarrAmerica Realty Corp........................  9,700     242,985
        Catellus Development Corp.(a).................. 31,700     629,245
        CBL & Associates Properties, Inc............... 21,900     877,095
        CenterPoint Properties Corp.................... 13,800     788,670
        Centex Corp....................................  3,700     185,740
        Crescent Real Estate Equities Co............... 13,600     226,304
        Duke Realty Corp............................... 24,300     618,435
        General Growth Properties, Inc................. 11,000     572,000
        Home Properties of New York, Inc............... 12,300     423,735
        MeriStar Hospitality Corp...................... 54,400     359,040
        Pan Pacific Retail Properties, Inc............. 20,200     737,906
        Reckson Associates Realty Corp................. 28,600     602,030
        Regency Centers Corp...........................  2,800      90,720
        Sun Communities, Inc...........................  7,400     270,618
        Taubman Centers, Inc........................... 24,600     399,258
        Vornado Realty Trust........................... 25,600     952,320
                                                               -----------
                                                                10,199,551
                                                               -----------
      Restaurants -- 0.6%
        Applebee's International, Inc..................  3,700      85,807
        Darden Restaurants, Inc........................  9,800     200,410
        Jack in the Box, Inc.(a).......................  8,600     148,694

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B79

                  ---------------------------------------------
                  SP SMALL/MID CAP VALUE PORTFOLIO (Continued)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


           COMMON STOCKS                                   Value
                                                  Shares  (Note 2)
           (Continued)                            ------ -----------
           Restaurants (cont'd.)
             Wendy's International, Inc..........  6,900 $   186,783
                                                         -----------
                                                             621,694
                                                         -----------
           Retail -- 5.3%
             Aeropostale, Inc.(a)................ 40,300     425,971
             American Eagle Outfitters, Inc.(a)..    900      12,402
             Barnes & Noble, Inc.(a)............. 16,900     305,383
             Bebe Stores, Inc.(a)................ 15,100     202,340
             Big Lots, Inc.(a)................... 46,300     612,549
             Borders Group, Inc.(a).............. 30,900     497,490
             Christopher & Banks Corp.(a)........  3,100      64,325
             Coldwater Creek, Inc.(a)............ 29,900     574,080
             Fred's, Inc.........................  1,900      48,830
             J. Jill Group, Inc.(a)..............  3,100      43,338
             Longs Drug Stores Corp.............. 15,200     315,248
             Nordstrom, Inc......................  9,400     178,318
             PETCO Animal Supplies, Inc.(a)...... 22,000     515,658
             PETsMART, Inc.(a)................... 11,500     196,995
             Regis Corp..........................  6,400     166,336
             Saks, Inc.(a)....................... 60,900     714,966
             Too, Inc.(a)........................  5,400     127,008
             Whole Foods Market, Inc.(a).........  4,100     216,193
             Winn-Dixie Stores, Inc..............  3,000      45,840
                                                         -----------
                                                           5,263,270
                                                         -----------
           Semiconductors -- 0.9%
             Amphenol Corp. (Class "A" Stock)(a).  7,400     281,200
             Axcelis Technologies, Inc.(a).......  5,900      33,093
             Cypress Semiconductor Corp.(a)...... 10,200      58,344
             DuPont Photomasks, Inc.(a)..........  8,100     188,325
             Intersil Corp. (Class "A" Stock)(a). 17,800     248,132
             LTX Corp.(a)........................ 10,300      62,109
                                                         -----------
                                                             871,203
                                                         -----------
           Steel & Metals -- 1.1%
             AK Steel Holding Corp.(a)........... 14,700     117,600
             Century Aluminum Co................. 63,500     470,535
             Liquidmetal Technologies(a)......... 24,500     251,860
             Meridian Gold, Inc. (Canada)(a).....  2,900      51,127
             Ryerson Tull, Inc................... 32,300     197,030
                                                         -----------
                                                           1,088,152
                                                         -----------
           Telecommunications -- 1.1%
             Andrew Corp.(a).....................  8,100      83,268
             Citizens Communications Co.(a)...... 42,700     450,485

        COMMON STOCKS                                         Value
                                                  Shares     (Note 2)
        (Continued)                              --------- -----------
        Telecommunications (cont'd.)
          Comverse Technology, Inc.(a)..........   36,400  $   364,728
          Harris Corp...........................    7,400      194,620
          Triton PCS Holdings, Inc.(a)..........    9,200       36,156
                                                           -----------
                                                             1,129,257
                                                           -----------
        Textiles -- 0.2%
          National Service Industries, Inc......   31,900      229,042
                                                           -----------
        Transportation -- 1.5%
          Alexander & Baldwin, Inc..............   18,300      471,957
          CNF, Inc..............................    9,000      299,160
          Kansas City Southern..................   48,900      586,800
          Ryder System, Inc.....................    6,400      143,616
                                                           -----------
                                                             1,501,533
                                                           -----------
        Utility - Electric -- 4.3%
          Ameren Corp...........................   12,300      511,311
          Cinergy Corp..........................   16,900      569,868
          DPL, Inc..............................   35,200      539,968
          Energy East Corp......................   11,400      251,826
          FirstEnergy Corp......................    5,200      171,444
          Northeast Utilities...................   22,300      338,291
          NSTAR.................................   10,800      479,412
          SCANA Corp............................   23,500      727,560
          Wisconsin Energy Corp.................   25,900      652,680
                                                           -----------
                                                             4,242,360
                                                           -----------
        Utility - Water -- 0.7%
          Philadelphia Suburban Corp............   31,400      646,840
                                                           -----------
        TOTAL LONG-TERM INVESTMENTS
         (cost $105,048,303)..............................  97,613,941
                                                           -----------
                                                 Principal
                                                  Amount
        SHORT-TERM                                 (000)
        INVESTMENT -- 2.1%                       ---------
        Repurchase Agreement
        State Street Bank & Trust Co. Repurchase
         Agreement, 0.75%, 1/2/03(b)
         (cost $2,073,947)......................  $ 2,074  $ 2,073,947
                                                           -----------
        TOTAL INVESTMENTS -- 100.5%
         (cost $107,122,250; Note 6)......................  99,687,888
        LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%...    (494,330)
                                                           -----------
        NET ASSETS -- 100.0%.............................. $99,193,558
                                                           ===========

(a)Non-Income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,074,034 due 1/2/03. The value of the collateral including accrued interest was $2,118,608.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B80

                 -----------------------------------------------
                 SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002



      LONG-TERM INVESTMENTS -- 95.1%                             Value
                                                        Shares  (Note 2)
      COMMON STOCKS                                     ------ ----------
      Automobiles & Motorcycles -- 2.9%
        Harley-Davidson, Inc........................... 10,800 $  498,960
                                                               ----------
      Beverages -- 2.1%
        The Coca-Cola Co...............................  8,300    363,706
                                                               ----------
      Biotechnology -- 3.5%
        Amgen, Inc.(a)................................. 12,500    604,250
                                                               ----------
      Communications Equipment -- 4.9%
        Cisco Systems, Inc.(a)......................... 38,100    499,110
        Nokia Oyj, ADR (Finland)....................... 22,500    348,750
                                                               ----------
                                                                  847,860
                                                               ----------
      Computers & Peripherals -- 3.5%
        Dell Computer Corp.(a)......................... 22,800    609,672
                                                               ----------
      Diversified Financials -- 14.3%
        Citigroup, Inc................................. 19,900    700,281
        Federal Home Loan Mortgage Corp................  8,150    481,257
        Goldman Sachs Group, Inc.......................  5,300    360,930
        MBNA Corp...................................... 25,900    492,618
        Merrill Lynch & Co., Inc....................... 11,500    436,425
                                                               ----------
                                                                2,471,511
                                                               ----------
      Energy Equipment & Services -- 3.2%
        BJ Services Co.(a)............................. 17,400    562,194
                                                               ----------
      Food & Drug Retailing -- 2.2%
        Walgreen Co.................................... 13,200    385,308
                                                               ----------
      Healthcare Providers & Services -- 6.9%
        Cardinal Health, Inc...........................  6,800    402,492
        Tenet Healthcare Corp.(a)......................  5,500     90,200
        UnitedHealth Group, Inc........................  8,500    709,750
                                                               ----------
                                                                1,202,442
                                                               ----------
      Hotels, Restaurants & Leisure -- 2.5%
        Marriott International, Inc. (Class "A" Stock). 13,200    433,884
                                                               ----------
      Industrial Conglomerates -- 1.7%
        General Electric Co............................ 12,400    301,940
                                                               ----------
      Insurance -- 4.5%
        American International Group, Inc.............. 13,500    780,975
                                                               ----------
      Media -- 5.8%
        Viacom, Inc. (Class "B" Stock)(a).............. 24,800  1,010,848
                                                               ----------
      Multi-line Retail -- 6.6%
        Kohl's Corp.(a)................................ 20,600  1,152,570
                                                               ----------

                                                               Value
       COMMON STOCKS                                Shares    (Note 2)
       (Continued)                                 --------- -----------
       Pharmaceuticals -- 13.1%
         Abbott Laboratories......................   11,900  $   476,000
         Johnson & Johnson........................   11,300      606,923
         Pfizer, Inc..............................   38,800    1,186,116
                                                             -----------
                                                               2,269,039
                                                             -----------
       Semiconductor Equipment & Products -- 3.7%
         Applied Materials, Inc.(a)...............   22,800      297,084
         Texas Instruments, Inc...................   23,200      348,232
                                                             -----------
                                                                 645,316
                                                             -----------
       Software -- 5.3%
         Microsoft Corp.(a).......................   17,700      915,090
                                                             -----------
       Specialty Retail -- 4.2%
         Lowe's Cos., Inc.........................   10,400      390,000
         Tiffany & Co.............................   13,900      332,349
                                                             -----------
                                                                 722,349
                                                             -----------
       Wireless Telecommunication Services -- 4.2%
         AT&T Wireless Services, Inc.(a)..........   58,700      331,655
         Vodafone Group PLC, ADR (United
          Kingdom)................................   21,700      393,204
                                                             -----------
                                                                 724,859
                                                             -----------
       TOTAL LONG-TERM INVESTMENTS
        (cost $17,768,902)..................................  16,502,773
                                                             -----------
                                                   Principal
                                                    Amount
       SHORT-TERM                                    (000)
       INVESTMENTS -- 4.8%                         ---------
       Repurchase Agreement -- 2.3%
         State Street Bank & Trust Co. Repurchase
          Agreement, 0.75%, 1/2/03(b)............. $    395      395,079
                                                             -----------
                                                    Shares
                                                   ---------
       Mutual Fund -- 2.5%
         Prudential Core Investment Fund --
          Taxable Money Market Series (Note 4)....  432,624      432,624
                                                             -----------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $827,703).....................................     827,703
                                                             -----------
       TOTAL INVESTMENTS -- 99.9%
        (cost $18,596,605; Note 6)..........................  17,330,476
       OTHER ASSETS IN EXCESS OF
        LIABILITIES -- 0.1%                                       14,037
                                                             -----------
       NET ASSETS -- 100.0%................................. $17,344,513
                                                             ===========


The following abbreviations are used in portfolio descriptions:

                        ADR American Depository Receipt

(a)Non-income producing security.

(b)State Street Bank & Trust Company Repurchase Agreement, repurchase price $395,095 due 1/2/03. The value of the collateral including accrued interest was $404,401.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B81

                             ----------------------
                             STOCK INDEX PORTFOLIO
                             ----------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


          LONG-TERM INVESTMENTS -- 98.0%                    Value
                                                Shares     (Note 2)
          COMMON STOCKS                         ------- --------------
          Advertising -- 0.2%
            Omnicom Group, Inc.(b).............  53,800 $    3,475,480
            TMP Worldwide, Inc.(a).............  35,100        396,981
                                                        --------------
                                                             3,872,461
                                                        --------------
          Aerospace -- 1.7%
            Boeing Co.......................... 241,836      7,978,170
            General Dynamics Corp..............  57,200      4,539,964
            Lockheed Martin Corp............... 130,898      7,559,359
            Northrop Grumman Corp.(b)..........  51,164      4,962,887
            Raytheon Co........................ 115,618      3,555,253
            Rockwell Automation, Inc...........  53,300      1,103,843
            Rockwell Collins, Inc..............  52,500      1,221,150
            United Technologies Corp........... 132,800      8,225,632
                                                        --------------
                                                            39,146,258
                                                        --------------
          Airlines -- 0.2%
            AMR Corp.(a).......................  48,200        318,120
            Delta Airlines, Inc................  39,000        471,900
            Southwest Airlines Co.............. 204,837      2,847,234
                                                        --------------
                                                             3,637,254
                                                        --------------
          Apparel -- 0.2%
            Jones Apparel Group, Inc.(a).......  37,500      1,329,000
            Nike, Inc. (Class "B" Stock).......  74,900      3,330,803
            Reebok International, Ltd.(a)(b)...  19,000        558,600
                                                        --------------
                                                             5,218,403
                                                        --------------
          Autos - Cars & Trucks -- 1.0%
            Cummins Engine Co., Inc............  12,400        348,812
            Dana Corp..........................  37,894        445,633
            Delphi Automotive Systems Corp..... 162,044      1,304,454
            Ford Motor Co.(b).................. 525,345      4,885,709
            General Motors Corp.(b)............ 160,100      5,901,286
            Genuine Parts Co...................  49,225      1,516,130
            Harley-Davidson, Inc...............  86,600      4,000,920
            Johnson Controls, Inc..............  25,200      2,020,284
            Navistar International Corp.(a)....  18,900        459,459
            PACCAR, Inc........................  34,290      1,581,798
            Visteon Corp.......................  42,964        299,029
                                                        --------------
                                                            22,763,514
                                                        --------------
          Banks and Savings & Loans -- 6.4%
            AmSouth Bancorporation............. 104,900      2,014,080
            Bank of New York Co., Inc.......... 207,100      4,962,116
            Bank One Corp...................... 336,545     12,300,720
            BankAmerica Corp................... 427,744     29,758,150
            Capital One Financial Corp.(b).....  63,500      1,887,220
            Charter One Financial, Inc.........  67,273      1,932,753
            Comerica, Inc......................  51,250      2,216,050
            Fifth Third Bancorp................ 166,749      9,763,154
            First Tennessee National Corp......  31,000      1,114,140
            Golden West Financial Corp.........  43,400      3,116,554
            Huntington Bancshares, Inc.........  69,875      1,307,361
            KeyCorp............................ 124,400      3,127,416
            Mellon Financial Corp.............. 124,200      3,242,862
            National City Corp................. 174,000      4,753,680
            North Fork Bancorporation, Inc.(b).  39,000      1,315,860
            Northern Trust Corp................  65,200      2,285,260
            PNC Financial Services Group.......  79,900      3,347,810

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Banks and Savings & Loans (cont'd.)
        Providian Financial Corp.(a)............    96,200 $      624,338
        SouthTrust Corp.........................   102,100      2,537,185
        State Street Corp.......................    92,100      3,591,900
        Suntrust Banks, Inc.....................    81,300      4,627,596
        U.S. Bancorp............................   544,481     11,553,887
        Union Planters Corp.....................    53,600      1,508,304
        Wachovia Corp...........................   392,278     14,294,611
        Wells Fargo & Co........................   483,160     22,645,709
        Zions Bancorporation....................    28,000      1,101,772
                                                           --------------
                                                              150,930,488
                                                           --------------
      Chemicals -- 1.3%
        Air Products & Chemicals, Inc...........    65,900      2,817,225
        Dow Chemical Co.........................   261,261      7,759,452
        Du Pont (E.I.) de Nemours & Co..........   283,391     12,015,778
        Eastman Chemical Co.....................    22,400        823,648
        Engelhard Corp..........................    32,375        723,581
        Great Lakes Chemical Corp...............    13,500        322,380
        Hercules, Inc.(a).......................    37,400        329,120
        Praxair, Inc............................    44,700      2,582,319
        Rohm & Haas Co.(b)......................    60,600      1,968,288
        Sigma-Aldrich Corp.(b)..................    21,200      1,032,440
                                                           --------------
                                                               30,374,231
                                                           --------------
      Commercial Services -- 0.7%
        Cendant Corp.(a)(b).....................   305,818      3,204,973
        Cintas Corp.............................    50,300      2,301,225
        Concord EFS, Inc.(a)....................   150,300      2,365,722
        Convergys Corp.(a)......................    51,900        786,285
        Deluxe Corp.............................    18,800        791,480
        eBay, Inc.(a)...........................    85,000      5,764,700
        Fiserv, Inc.(a).........................    58,200      1,975,890
        Quintiles Transnational Corp.(a)........    36,000        435,600
                                                           --------------
                                                               17,625,875
                                                           --------------
      Computers -- 3.3%
        Apple Computer, Inc.(a).................   101,200      1,450,196
        Citrix Systems, Inc.(a).................    60,800        749,056
        Comverse Technology, Inc.(a)............    58,000        581,160
        Dell Computer Corp.(a)..................   736,100     19,683,314
        Hewlett-Packard Co......................   872,016     15,138,198
        International Business Machines Corp....   480,700     37,254,250
        Sun Microsystems, Inc.(a)...............   932,900      2,901,319
                                                           --------------
                                                               77,757,493
                                                           --------------
      Computer Service -- 7.2%
        Adobe Systems, Inc......................    70,200      1,741,030
        Autodesk, Inc...........................    33,600        480,480
        Automatic Data Processing, Inc..........   176,600      6,931,550
        Avaya, Inc.(a)..........................    97,908        239,875
        BMC Software, Inc.(a)...................    67,600      1,156,636
        Cisco Systems, Inc.(a).................. 2,068,400     27,096,040
        Computer Associates International, Inc..   159,243      2,149,780
        Computer Sciences Corp.(a)..............    49,200      1,694,940
        Compuware Corp.(a)......................   118,600        569,280
        EMC Corp.(a)............................   632,074      3,880,934
        First Data Corp.........................   213,600      7,563,576
        Gateway, Inc.(a)........................   106,800        335,352
        Intuit, Inc.(a).........................    61,700      2,894,964

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B82

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                                Value
      COMMON STOCKS                                Shares      (Note 2)
      (Continued)                                 --------- --------------
      Computer Service (cont'd.)
        Lexmark International, Inc.(a)...........    33,714 $    2,039,697
        Mercury Interactive Corp.(a).............    25,000        741,250
        Micron Technology, Inc.(a)...............   170,700      1,662,618
        Microsoft Corp.(a)....................... 1,523,500     78,764,950
        NCR Corp.(a).............................    25,900        614,866
        Network Appliance, Inc.(a)...............    92,400        924,000
        Novell, Inc.(a)..........................   126,100        421,174
        NVIDIA Corp.(a)..........................    44,000        506,440
        Oracle Corp.(a).......................... 1,544,820     16,684,056
        Parametric Technology Corp.(a)...........    97,000        244,440
        Peoplesoft, Inc.(a)......................    90,000      1,647,000
        Rational Software Corp.(a)...............    53,000        550,670
        Siebel Systems, Inc.(a)(b)...............   134,900      1,009,052
        SunGuard Data Systems, Inc.(a)...........    67,000      1,578,520
        Symbol Technologies, Inc.................    73,400        603,348
        Unisys Corp.(a)..........................    95,000        940,500
        VERITAS Software Corp.(a)................   111,559      1,742,552
        Yahoo!, Inc.(a)(b).......................   171,700      2,807,295
                                                            --------------
                                                               170,216,865
                                                            --------------
      Construction -- 0.2%
        Centex Corp..............................    19,600        983,920
        Fluor Corp...............................    23,500        658,000
        KB HOME..................................    16,166        692,713
        Pulte Corp...............................    14,500        694,115
        Vulcan Materials Co......................    23,600        885,000
                                                            --------------
                                                                 3,913,748
                                                            --------------
      Consumer Products
        Tupperware Corp..........................    22,300        336,284
                                                            --------------
      Containers -- 0.1%
        Ball Corp................................    17,800        911,182
        Bemis Co., Inc...........................    16,100        799,043
        Pactiv Corp.(a)..........................    43,900        959,654
                                                            --------------
                                                                 2,669,879
                                                            --------------
      Cosmetics & Soaps -- 2.4%
        Alberto-Culver Co.
         (Class "B" Stock)(b)....................    15,200        766,080
        Avon Products, Inc.(b)...................    68,300      3,679,321
        Clorox Co................................    64,200      2,648,250
        Colgate-Palmolive Co.....................   154,900      8,121,407
        Gillette Co.(b)..........................   297,200      9,022,992
        International Flavors & Fragrances, Inc..    29,400      1,031,940
        Procter & Gamble Co......................   371,704     31,944,242
                                                            --------------
                                                                57,214,232
                                                            --------------
      Diversified Consumer Products -- 1.2%
        Eastman Kodak Co.(b).....................    84,600      2,964,384
        Philip Morris Cos., Inc..................   598,200     24,245,046
                                                            --------------
                                                                27,209,430
                                                            --------------
      Diversified Manufacturing Operations -- 3.0%
        American Standard Cos., Inc.(a)..........    18,000      1,280,520
        Cooper Industries, Ltd.
         (Class "A" Stock).......................    25,000        911,250
        General Electric Co...................... 2,837,100     69,083,385
                                                            --------------
                                                                71,275,155
                                                            --------------

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Diversified Office Equipment -- 0.2%
           Avery Dennison Corp................    32,000 $    1,954,560
           Pitney Bowes, Inc..................    66,900      2,184,954
           Xerox Corp.(a)(b)..................   209,792      1,688,826
                                                         --------------
                                                              5,828,340
                                                         --------------
         Diversified Operations
           Corning, Inc.(a)...................   291,000        963,210
                                                         --------------
         Drugs & Medical Supplies -- 12.1%
           Abbott Laboratories................   444,700     17,788,000
           Allergan, Inc.(b)..................    38,100      2,195,322
           AmerisourceBergen Corp.(b).........    31,200      1,694,472
           Bard, (C.R.), Inc..................    13,300        771,400
           Bausch & Lomb, Inc.................    17,100        615,600
           Baxter International, Inc..........   171,800      4,810,400
           Becton Dickinson & Co..............    73,900      2,267,991
           Biogen, Inc.(a)....................    43,500      1,742,610
           Biomet, Inc........................    78,525      2,250,527
           Boston Scientific Corp.(a)(b)......   114,300      4,860,036
           Bristol-Myers Squibb Co............   555,160     12,851,954
           Cardinal Health, Inc.(b)...........   130,175      7,705,058
           Genzyme Corp.(a)...................    58,400      1,726,888
           Guidant Corp.(a)...................    89,400      2,757,990
           Johnson & Johnson..................   847,371     45,512,296
           King Pharmaceuticals, Inc.(a)......    71,633      1,231,371
           Lilly (Eli) & Co.(b)...............   318,300     20,212,050
           Medtronic, Inc.....................   347,300     15,836,880
           Merck & Co., Inc...................   642,100     36,349,281
           Pfizer, Inc........................ 1,763,550     53,911,723
           Pharmacia Corp.....................   365,056     15,259,341
           Quest Diagnostics, Inc.(a).........    16,000        910,400
           Schering-Plough Corp...............   413,000      9,168,600
           St. Jude Medical, Inc.(a)..........    50,800      2,017,776
           Stryker Corp.(b)...................    55,000      3,691,600
           Watson Pharmaceuticals, Inc.(a)....    27,000        763,290
           Wyeth..............................   378,900     14,170,860
           Zimmer Holdings, Inc.(a)...........    57,586      2,390,971
                                                         --------------
                                                            285,464,687
                                                         --------------
         Education -- 0.1%
           Apollo Group, Inc.
            (Class "A" Stock)(a)..............    43,000      1,892,000
                                                         --------------
         Electrical Services -- 0.2%
           American Power Conversion(a).......    57,700        874,155
           Power-One, Inc.(a).................    20,000        113,400
           TXU Corp.(b).......................    76,406      1,427,264
           Xcel Energy, Inc...................   117,495      1,292,445
                                                         --------------
                                                              3,707,264
                                                         --------------
         Electronics -- 3.5%
           Advanced Micro Devices, Inc.(a)(b).   108,200        698,972
           Altera Corp.(a)....................   108,500      1,337,805
           Analog Devices, Inc.(a)(b).........   106,200      2,534,994
           Applied Materials, Inc.(a)(b)......   474,500      6,182,735
           Applied Micro Circuits Corp.(a)....    97,000        357,930
           Broadcom Corp.(a)(b)...............    82,800      1,246,968
           Electronic Arts, Inc.(a)...........    36,000      1,791,720
           Electronic Data Systems Corp.(b)...   140,000      2,580,200
           Emerson Electric Co.(b)............   119,800      6,091,830

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B83

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
        COMMON STOCKS                           Shares      (Note 2)
        (Continued)                            --------- --------------
        Electronics (cont'd.)
          Intel Corp.......................... 1,900,300 $   29,587,671
          Jabil Circuit, Inc.(a)..............    54,600        978,432
          JDS Uniphase Corp.(a)...............   410,100      1,012,947
          KLA-Tencor Corp.(a)(b)..............    51,400      1,818,018
          Linear Technology Corp..............    88,100      2,265,932
          LSI Logic Corp.(a)..................   110,800        639,316
          Maxim Integrated Products, Inc......    89,800      2,966,992
          Molex, Inc.(b)......................    57,700      1,329,408
          National Semiconductor Corp.(a)(b)..    50,800        762,508
          Novellus Systems, Inc.(a)(b)........    38,000      1,067,040
          Perkin Elmer, Inc...................    36,000        297,000
          Pinnacle West Capital Corp..........    26,000        886,340
          PMC-Sierra, Inc.(a).................    48,800        271,328
          PPL Corp............................    44,000      1,525,920
          QLogic Corp.(a)(b)..................    25,900        893,809
          RadioShack Corp.(b).................    48,660        911,888
          Sanmina Corp.(a)....................   159,600        716,604
          Solectron Corp.(a)..................   247,000        876,850
          Tektronix, Inc.(a)..................    22,700        412,913
          Teradyne, Inc.(a)...................    57,000        741,570
          Texas Instruments, Inc..............   490,100      7,356,401
          Thomas & Betts Corp.(a).............    20,800        351,520
          Waters Corp.(a).....................    38,500        838,530
          Xilinx, Inc.(a).....................    94,900      1,954,940
                                                         --------------
                                                             83,287,031
                                                         --------------
        Financial Services -- 8.6%
          Ambac Financial Group, Inc..........    30,000      1,687,200
          American Express Co.................   379,500     13,415,325
          Bear Stearns Cos., Inc..............    27,310      1,622,214
          Citigroup, Inc...................... 1,446,376     50,897,972
          Countrywide Credit Industries, Inc..    36,300      1,874,895
          Equifax, Inc.(b)....................    41,300        955,682
          Fannie Mae..........................   284,500     18,301,885
          FleetBoston Financial Corp..........   298,566      7,255,154
          Franklin Resources, Inc.............    73,600      2,508,288
          Freddie Mac.........................   197,900     11,685,995
          Goldman Sachs Group, Inc.(b)........   135,000      9,193,500
          H&R Block, Inc......................    51,600      2,074,320
          Household International, Inc........   128,758      3,580,760
          J.P. Morgan Chase & Co..............   569,566     13,669,584
          Lehman Brothers Holdings, Inc.......    68,900      3,671,681
          Marshall & Ilsley Corp..............    58,400      1,598,992
          MBNA Corp...........................   367,852      6,996,545
          Merrill Lynch & Co., Inc............   244,900      9,293,955
          Moody's Corp........................    41,760      1,724,270
          Morgan Stanley......................   312,910     12,491,367
          Paychex, Inc........................   111,550      3,112,245
          Regions Financial Corp..............    62,800      2,095,008
          Schwab (Charles) Corp...............   392,100      4,254,285
          SLM Corp.(b)........................    44,600      4,632,156
          Stilwell Financial, Inc.............    62,600        818,182
          Synovus Financial Corp..............    85,100      1,650,940
          T. Rowe Price Group, Inc............    36,000        982,080
          Washington Mutual, Inc..............   274,422      9,475,792
                                                         --------------
                                                            201,520,272
                                                         --------------

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
         (Continued)                             ------- --------------
         Food & Beverage -- 4.7%
           Adolph Coors Co......................  10,800 $      661,500
           Anheuser-Busch Cos., Inc............. 245,000     11,858,000
           Archer-Daniels-Midland Co............ 187,938      2,330,431
           Brown-Forman Corp. (Class "B" Stock).  19,000      1,241,840
           Campbell Soup Co.(b)................. 120,200      2,821,094
           Coca-Cola Co......................... 708,100     31,028,945
           Coca-Cola Enterprises, Inc........... 132,500      2,877,900
           ConAgra Foods, Inc................... 152,100      3,804,021
           General Mills, Inc.(b)............... 104,700      4,915,665
           Heinz (H.J.) & Co.(b)................  98,850      3,249,199
           Hershey Foods Corp...................  39,500      2,663,880
           Kellogg Co.(b)....................... 114,400      3,920,488
           Monsanto Co..........................  63,998      1,231,962
           Pepsi Bottling Group, Inc............  79,200      2,035,440
           PepsiCo, Inc......................... 493,340     20,828,815
           Sara Lee Corp........................ 225,600      5,078,256
           Sysco Corp.(b)....................... 186,700      5,561,793
           Wrigley (William) Jr. Co.............  62,800      3,446,464
                                                         --------------
                                                            109,555,693
                                                         --------------
         Forest Products -- 0.6%
           Boise Cascade Corp...................  19,886        501,525
           Georgia-Pacific Corp.................  65,039      1,051,030
           International Paper Co............... 136,767      4,782,742
           Louisiana-Pacific Corp.(a)...........  38,900        313,534
           MeadWestvaco Corp....................  57,289      1,415,611
           Plum Creek Timber Co., Inc...........  56,300      1,328,680
           Temple-Inland, Inc.(b)...............  16,000        716,960
           Weyerhaeuser Co......................  61,300      3,016,573
                                                         --------------
                                                             13,126,655
                                                         --------------
         Gas Pipelines -- 0.2%
           Cinergy Corp.........................  46,339      1,562,551
           Peoples Energy Corp..................  11,400        440,610
           Sempra Energy(b).....................  56,454      1,335,137
           Williams Cos., Inc................... 157,100        424,170
                                                         --------------
                                                              3,762,468
                                                         --------------
         Hospitals/Healthcare Management -- 2.5%
           Aetna, Inc...........................  43,112      1,772,765
           Agilent Technologies, Inc.(a)........ 136,113      2,444,589
           Amgen, Inc.(a)....................... 365,764     17,681,032
           Anthem, Inc.(a)......................  37,000      2,327,300
           Applera Corp.-Applied Biosystems
            Group...............................  60,000      1,052,400
           Chiron Corp.(a)(b)...................  51,600      1,940,160
           Forest Laboratories, Inc.(a).........  50,400      4,950,288
           HCA, Inc.(b)......................... 147,498      6,121,167
           Health Management Associates, Inc.
            (Class "A" Stock)...................  72,300      1,294,170
           HEALTHSOUTH Corp.(a)................. 113,800        477,960
           Humana, Inc.(a)(b)...................  46,100        461,000
           IMS Health, Inc......................  75,020      1,200,320
           Manor Care, Inc.(a)(b)...............  22,950        427,100
           McKesson Corp........................  81,107      2,192,322
           MedImmune, Inc.(a)...................  68,200      1,852,994
           Tenet Healthcare Corp.(a)............ 139,900      2,294,360

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B84

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                              Shares     (Note 2)
       (Continued)                                ------- --------------
       Hospitals/Healthcare Management (cont'd.)
         UnitedHealth Group, Inc.................  86,200 $    7,197,700
         Wellpoint Health Networks, Inc.(a)......  40,800      2,903,328
                                                          --------------
                                                              58,590,955
                                                          --------------
       Household Products & Personal Care -- 0.3%
         Kimberly-Clark Corp..................... 147,588      7,006,002
         Leggett & Platt, Inc....................  56,400      1,265,616
                                                          --------------
                                                               8,271,618
                                                          --------------
       Housing Related -- 0.3%
         Masco Corp.............................. 142,500      2,999,625
         Maytag Corp.............................  21,800        621,300
         Newell Rubbermaid, Inc..................  78,949      2,394,523
         Stanley Works(b)........................  25,800        892,164
         Whirlpool Corp..........................  19,300      1,007,846
                                                          --------------
                                                               7,915,458
                                                          --------------
       Human Resources
         Robert Half International, Inc.(a)......  52,300        842,553
                                                          --------------
       Insurance -- 4.7%
         ACE, Ltd.(b)............................  75,200      2,206,368
         AFLAC, Inc.............................. 147,900      4,454,748
         Allstate Corp........................... 204,888      7,578,807
         American International Group, Inc....... 744,787     43,085,928
         Aon Corp................................  80,925      1,528,673
         Chubb Corp..............................  46,700      2,437,740
         CIGNA Corp..............................  41,300      1,698,256
         Cincinnati Financial Corp...............  48,700      1,828,685
         Hartford Financial Services Group, Inc..  69,500      3,157,385
         Jefferson-Pilot Corp....................  43,618      1,662,282
         John Hancock Financial Services, Inc....  86,600      2,416,140
         Lincoln National Corp...................  53,900      1,702,162
         Loews Corp..............................  51,800      2,303,028
         Marsh & McLennan Cos., Inc.............. 153,400      7,088,614
         MBIA, Inc...............................  43,350      1,901,331
         MetLife, Inc............................ 198,600      5,370,144
         MGIC Investment Corp....................  27,900      1,152,270
         Principal Financial Group, Inc..........  92,000      2,771,960
         Progressive Corp........................  60,700      3,012,541
         SAFECO Corp.............................  35,400      1,227,318
         St. Paul Cos., Inc.(b)..................  63,410      2,159,111
         Torchmark Corp..........................  36,500      1,333,345
         Travelers Property Casualty Corp.
          (Class "B" Stock)(a)................... 281,469      4,123,521
         UnumProvident Corp......................  74,456      1,305,958
         XL Capital, Ltd. (Bermuda)
          (Class "A" Stock)......................  36,700      2,835,075
                                                          --------------
                                                             110,341,390
                                                          --------------
       Leisure -- 0.9%
         Brunswick Corp..........................  29,400        583,884
         Carnival Corp. (Class "A" Stock)(b)..... 167,400      4,176,630
         Disney (Walt) Co........................ 589,001      9,606,606
         Harrah's Entertainment, Inc.(a).........  29,750      1,178,100
         Hilton Hotels Corp...................... 104,800      1,332,008
         Marriott International, Inc.
          (Class "A" Stock)......................  69,000      2,268,030

                                                               Value
       COMMON STOCKS                              Shares      (Note 2)
       (Continued)                               --------- --------------
       Leisure (cont'd.)
         Sabre Group Holdings, Inc.
          (Class "A" Stock)(a)..................    42,419 $      768,208
         Starwood Hotels & Resorts
          Worldwide, Inc........................    56,800      1,348,432
                                                           --------------
                                                               21,261,898
                                                           --------------
       Machinery -- 0.7%
         Caterpillar, Inc.......................    98,200      4,489,704
         Deere & Co.............................    67,400      3,090,290
         Dover Corp.............................    59,500      1,735,020
         Eaton Corp.............................    19,100      1,491,901
         Ingersoll-Rand Co. (Class "A" Stock)...    46,250      1,991,525
         Parker Hannifin Corp.(b)...............    34,425      1,588,025
         Snap-on, Inc...........................    12,300        345,753
         Thermo Electron Corp.(a)...............    46,400        933,568
                                                           --------------
                                                               15,665,786
                                                           --------------
       Media -- 3.4%
         AOL Time Warner, Inc.(a)(b)............ 1,271,620     16,658,222
         Clear Channel Communications, Inc.(a)..   172,600      6,436,254
         Comcast Corp. (Class "A" Stock)(a).....   638,530     15,050,152
         Dow Jones & Co., Inc...................    24,800      1,072,104
         Gannett Co., Inc.......................    75,300      5,406,540
         Interpublic Group of Cos., Inc.........   116,200      1,636,096
         Knight-Ridder, Inc.....................    23,000      1,454,750
         McGraw Hill, Inc.......................    54,800      3,312,112
         Meredith Corp..........................    15,800        649,538
         New York Times Co.
          (Class "A" Stock).....................    41,500      1,897,795
         R.R. Donnelley & Sons, Co..............    36,200        788,074
         Tribune Co.............................    85,200      3,873,192
         Univision Communications, Inc.
          (Class "A" Stock)(a)(b)...............    61,000      1,494,500
         Viacom, Inc. (Class "B" Stock)(a)(b)...   501,336     20,434,456
                                                           --------------
                                                               80,163,785
                                                           --------------
       Metals - Ferrous -- 0.1%
         Allegheny Technologies, Inc............    28,940        180,296
         Nucor Corp.............................    21,800        900,340
         United States Steel Corp...............    31,540        413,805
         Worthington Industries, Inc............    24,000        365,760
                                                           --------------
                                                                1,860,201
                                                           --------------
       Metals - Non Ferrous -- 0.2%
         Alcoa, Inc.............................   248,476      5,660,283
                                                           --------------
       Mineral Resources -- 0.1%
         Burlington Resources, Inc..............    57,417      2,448,835
         Phelps Dodge Corp.(a)(b)...............    23,528        744,661
                                                           --------------
                                                                3,193,496
                                                           --------------
       Miscellaneous - Basic Industry -- 1.9%
         AES Corp.(a)...........................   171,700        518,534
         BB&T Corp..............................   136,200      5,038,038
         Crane Co...............................    14,325        285,497
         Danaher Corp.(b).......................    40,500      2,660,850
         Ecolab, Inc............................    36,900      1,826,550
         Fortune Brands, Inc....................    41,600      1,934,816
         Honeywell, Inc.........................   233,950      5,614,800
         Illinois Tool Works, Inc...............    88,500      5,740,110

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B85

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
       COMMON STOCKS                             Shares      (Note 2)
       (Continued)                              --------- --------------
       Miscellaneous - Basic Industry (cont'd.)
         International Game Technology(a)......    24,500 $    1,860,040
         ITT Industries, Inc...................    25,000      1,517,250
         Millipore Corp.(a)....................    16,200        550,800
         Pall Corp.............................    36,000        600,480
         PPG Industries, Inc...................    50,700      2,542,605
         Sealed Air Corp.(a)(b)................    22,910        854,543
         Textron, Inc..........................    40,100      1,723,899
         Tyco International, Ltd...............   565,343      9,656,059
         W.W. Grainger, Inc....................    27,500      1,417,625
                                                          --------------
                                                              44,342,496
                                                          --------------
       Miscellaneous - Consumer Growth/Stable -- 0.6%
         3M Co.(b).............................   110,600     13,636,980
         American Greetings Corp.
          (Class "A" Stock)(a)(b)..............    20,800        328,640
         Black & Decker Corp...................    21,200        909,268
                                                          --------------
                                                              14,874,888
                                                          --------------
       Oil & Gas -- 4.3%
         Amerada Hess Corp.....................    25,500      1,403,775
         Anadarko Petroleum Corp...............    72,463      3,470,978
         Ashland, Inc..........................    18,600        530,658
         ChevronTexaco Corp....................   302,461     20,107,607
         El Paso Corp..........................   156,311      1,087,924
         EOG Resources, Inc....................    35,000      1,397,200
         Exxon Mobil Corp...................... 1,927,870     67,359,778
         Kerr-McGee Corp.......................    28,126      1,245,982
         Marathon Oil Corp.....................    86,300      1,837,327
         NICOR, Inc............................    14,200        483,226
         Sunoco, Inc...........................    23,500        779,730
         Unocal Corp...........................    66,600      2,036,628
                                                          --------------
                                                             101,740,813
                                                          --------------
       Oil & Gas Exploration/Production -- 0.6%
         ConocoPhillips........................   195,297      9,450,422
         Devon Energy Corp.(b).................    43,000      1,973,700
         Occidental Petroleum Corp.............   102,800      2,924,660
                                                          --------------
                                                              14,348,782
                                                          --------------
       Oil & Gas Services -- 1.1%
         Apache Corp...........................    42,310      2,411,247
         Baker Hughes, Inc.....................    95,130      3,062,235
         BJ Services Co.(a)....................    38,000      1,227,780
         Halliburton Co........................   127,700      2,389,267
         Kinder Morgan, Inc.(b)................    35,000      1,479,450
         McDermott International, Inc.(a)......    20,700         90,666
         Nabors Industries, Ltd. (Barbados)(a).    42,600      1,502,502
         Noble Corp.(a)........................    40,600      1,427,090
         PG&E Corp.(a)(b)......................   117,500      1,633,250
         Rowan Cos., Inc.......................    28,700        651,490
         Schlumberger, Ltd.....................   163,700      6,890,133
         Transocean Sedco Forex, Inc...........    93,433      2,167,645
                                                          --------------
                                                              24,932,755
                                                          --------------
       Precious Metals -- 0.2%
         Freeport-McMoRan Copper & Gold, Inc.
          (Class "B" Stock)(a).................    44,200        741,676
         Newmont Mining Corp...................   116,903      3,393,694
                                                          --------------
                                                               4,135,370
                                                          --------------

                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Railroads -- 0.5%
          Burlington Northern Santa Fe Corp....   107,426 $    2,794,150
          CSX Corp.............................    62,612      1,772,546
          Norfolk Southern Corp................   110,500      2,208,895
          Union Pacific Corp...................    71,700      4,292,679
                                                          --------------
                                                              11,068,270
                                                          --------------
        Real Estate Investment Trust -- 0.3%
          Equity Office Properties Trust.......   122,900      3,070,042
          Equity Residential Properties Trust..    79,000      1,941,820
          Simon Property Group, Inc............    45,000      1,533,150
                                                          --------------
                                                               6,545,012
                                                          --------------
        Restaurants -- 0.4%
          Darden Restaurants, Inc..............    50,250      1,027,613
          McDonald's Corp......................   370,600      5,959,248
          Wendy's International, Inc...........    30,700        831,049
          Yum! Brands, Inc.(a).................    82,400      1,995,728
                                                          --------------
                                                               9,813,638
                                                          --------------
        Retail -- 7.0%
          Albertson's, Inc.(b).................   117,844      2,623,208
          AutoZone, Inc.(a)....................    28,100      1,985,265
          Bed Bath & Beyond, Inc.(a)...........    82,200      2,838,366
          Best Buy Co., Inc.(a)................    86,850      2,097,428
          Big Lots, Inc.(a)....................    35,200        465,696
          Circuit City Stores, Inc.............    66,200        491,204
          Costco Wholesale Corp.(a)............   126,532      3,550,488
          CVS Corp.............................   110,000      2,746,700
          Dillard's, Inc. (Class "A" Stock)(b).    25,750        408,395
          Dollar General Corp..................    96,203      1,149,626
          Family Dollar Stores, Inc............    44,600      1,391,966
          Federated Department Stores, Inc.(a).    58,800      1,691,088
          Gap, Inc.(b).........................   244,287      3,791,334
          Home Depot, Inc......................   671,419     16,087,199
          J.C. Penney Co., Inc.................    76,600      1,762,566
          Kohl's Corp.(a)......................    95,700      5,354,415
          Kroger Co.(a)........................   226,500      3,499,425
          Limited Brands, Inc..................   148,196      2,064,370
          Liz Claiborne, Inc...................    31,800        942,870
          Lowe's Cos., Inc.....................   221,900      8,321,250
          May Department Stores Co.............    84,600      1,944,108
          Nordstrom, Inc.......................    38,300        726,551
          Office Depot, Inc.(a)................    89,000      1,313,640
          Safeway, Inc.(a).....................   124,600      2,910,656
          Sears, Roebuck & Co..................    88,600      2,121,970
          Sherwin-Williams Co..................    47,300      1,336,225
          Staples, Inc.(a).....................   135,700      2,483,310
          Starbucks Corp.(a)...................   112,400      2,290,712
          Supervalu, Inc.......................    39,000        643,890
          Target Corp..........................   258,668      7,760,040
          Tiffany & Co.........................    43,300      1,035,303
          TJX Cos., Inc.(b)....................   156,000      3,045,120
          Toys 'R' Us, Inc.(a).................    61,250        612,500
          Wal-Mart Stores, Inc................. 1,261,800     63,733,518
          Walgreen Co..........................   292,900      8,549,751
          Winn-Dixie Stores, Inc.(b)...........    42,900        655,512
                                                          --------------
                                                             164,425,665
                                                          --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B86

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                              Value
        COMMON STOCKS                            Shares      (Note 2)
        (Continued)                             --------- --------------
        Rubber -- 0.1%
          B.F. Goodrich Co.....................    31,800 $      582,576
          Cooper Tire & Rubber Co..............    23,800        365,092
          Goodyear Tire & Rubber Co............    49,200        335,052
                                                          --------------
                                                               1,282,720
                                                          --------------
        Telecommunications -- 4.8%
          ADC Telecommunications, Inc.(a)......   262,400        548,416
          Alltel Corp..........................    87,400      4,457,400
          Andrew Corp.(a)......................    29,112        299,271
          AT&T Corp............................   220,173      5,748,717
          AT&T Wireless Services, Inc.(a)......   776,343      4,386,338
          BellSouth Corp.......................   533,000     13,788,710
          CenturyTel, Inc......................    43,100      1,266,278
          CIENA Corp.(a).......................    91,000        467,740
          Citizens Communications Co.(a)(b)....    83,000        875,650
          Lucent Technologies, Inc.(a)......... 1,000,105      1,260,132
          Motorola, Inc........................   658,295      5,694,252
          Nextel Communications, Inc.
           (Class "A" Stock)(a)(b).............   252,600      2,917,530
          QUALCOMM, Inc.(a)(b).................   220,900      8,038,551
          Qwest Communications International,
           Inc.(a).............................   473,947      2,369,735
          SBC Communications, Inc..............   942,574     25,553,181
          Scientific-Atlanta, Inc.(b)..........    46,800        555,048
          Sprint Corp.(b)......................   253,700      3,673,576
          Sprint Corp. (PCS Group)(a)(b).......   286,200      1,253,556
          Tellabs, Inc.(a).....................   116,000        843,320
          Verizon Communications, Inc..........   773,338     29,966,848
                                                          --------------
                                                             113,964,249
                                                          --------------
        Textiles
          VF Corp..............................    32,236      1,162,108
                                                          --------------
        Tobacco -- 0.1%
          R.J. Reynolds Tobacco Holdings, Inc..    19,000        800,090
          UST, Inc.............................    48,900      1,634,727
                                                          --------------
                                                               2,434,817
                                                          --------------
        Toy Manufacturer -- 0.1%
          Hasbro, Inc..........................    47,650        550,358
          Mattel, Inc..........................   120,281      2,303,381
                                                          --------------
                                                               2,853,739
                                                          --------------
        Trucking & Shipping -- 1.1%
          FedEx Corp.(b).......................    88,140      4,778,951
          Ryder System, Inc....................    17,600        394,944
          United Parcel Service, Inc.
           (Class "B" Stock)(b)................   316,500     19,964,820
                                                          --------------
                                                              25,138,715
                                                          --------------
        Utilities - Electric & Gas -- 0.5%
          Dynegy, Inc. (Class "A" Stock).......   113,300        133,694
          Exelon Corp..........................    95,075      5,017,108
          KeySpan Corp.........................    43,400      1,529,416
          NiSource, Inc........................    61,300      1,226,000
          Progress Energy, Inc.................    65,214      2,827,027
                                                          --------------
                                                              10,733,245
                                                          --------------
        Utilities - Electric -- 1.7%
          Allegheny Energy, Inc................    35,200        266,112

                                                               Value
       COMMON STOCKS                               Shares     (Note 2)
       (Continued)                                 ------- --------------
       Utilities - Electric (cont'd.)
         Ameren Corp..............................  40,900 $    1,700,213
         American Electric Power Co., Inc.(b).....  99,640      2,723,161
         Calpine Corp.(a)(b)......................  95,000        309,700
         CenterPoint Energy, Inc..................  90,610        770,185
         CMS Energy Corp..........................  43,100        406,864
         Consolidated Edison, Inc.................  62,400      2,671,968
         Constellation Energy Group...............  46,850      1,303,367
         Dominion Resources, Inc..................  80,442      4,416,266
         DTE Energy Co............................  48,700      2,259,680
         Duke Energy Co........................... 244,262      4,772,879
         Edison International(a)..................  95,900      1,136,415
         Entergy Corp.............................  63,200      2,881,288
         FirstEnergy Corp.........................  83,836      2,764,073
         FPL Group, Inc.(b).......................  50,700      3,048,591
         Mirant Corp.(a)(b)....................... 119,030        224,967
         Public Service Enterprise Group, Inc.(b).  63,700      2,044,770
         Southern Co.............................. 202,700      5,754,653
         TECO Energy, Inc.(b).....................  40,700        629,629
                                                           --------------
                                                               40,084,781
                                                           --------------
       Waste Management -- 0.2%
         Allied Waste Industries, Inc.(a).........  59,000        590,000
         Waste Management, Inc.................... 171,630      3,933,760
                                                           --------------
                                                                4,523,760
                                                           --------------
       TOTAL COMMON STOCKS
        (cost $2,207,900,714).............................  2,305,442,436
                                                           --------------
       CONTINGENT VALUE OBLIGATION
       Utilities -- Electric & Gas
         Progress Energy, Inc.(a)(e)
          (cost $17,640)..........................  36,000              0
                                                           --------------
       TOTAL LONG-TERM INVESTMENTS
        (cost $2,207,918,354).............................  2,305,442,436
                                                           --------------
       SHORT-TERM INVESTMENTS -- 9.2%
       Commercial Paper -- 2.3%

                                    Moody's   Principal
              Interest  Maturity    Rating     Amount
                Rate      Date    (Unaudited)   (000)
              -------- --------   ----------- ---------
              Hewlett-Packard Co.
               1.55%   2/20/03(c)     P-2      $12,500  12,473,628
              Reed Elsevier, Inc.
               1.65%   1/22/03(c)     P-2       15,000  14,986,250
               1.67%   1/29/03(c)     P-2       10,075  10,062,381
               1.66%   1/30/03(c)     P-2       17,500  17,477,406
                                                        ----------
                                                        54,999,665
                                                        ----------

              U.S. Government Obligation -- 0.2%
                United States Treasury Bills,
                 1.185%, 3/20/03(d)(f).......... 4,000  3,989,730
                                                        --------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B87

                       ----------------------------------
                       STOCK INDEX PORTFOLIO (Continued)
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
       SHORT-TERM                              Shares       (Note 2)
       INVESTMENTS (Continued)               ----------- --------------
       Mutual Fund -- 6.7%
         Prudential Core Investment Fund --
           Taxable Money Market Series
          (Note 4)(c)....................... 156,382,845 $  156,382,845
                                                         --------------
       TOTAL SHORT-TERM INVESTMENTS
        (cost $215,372,240).............................    215,372,240
                                                         --------------
       TOTAL INVESTMENTS -- 107.2%
        (cost $2,423,290,594; Note 6)...................  2,520,814,676
       VARIATION MARGIN ON OPEN FUTURES
        CONTRACTS(g)....................................         74,150
       LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (7.2)%..........................   (168,637,789)
                                                         --------------
       NET ASSETS -- 100%............................... $2,352,251,037
                                                         ==============

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $165,282,478; cash collateral of $171,489,419 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)Security segregated as collateral for futures contracts.

(e)Indicates a fair valued security.

(f)Rate quoted represents yield-to-maturity at purchase date.

(g)Open futures contracts as of December 31, 2002 were as follows:

Number of                     Expiration  Value at       Value at       Unrealized
Contracts           Type         Date    Trade Date  December 31, 2002 Depreciation
--------------- ------------- ---------- ----------- ----------------- ------------
Long Positions:
            200 S&P 500 Index   Mar 03   $44,982,950    $43,945,000    $(1,037,950)
                                                                       ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B88

                                ----------------
                                VALUE PORTFOLIO
                                ----------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


       LONG-TERM INVESTMENTS -- 98.9%
                                                              Value
                                                 Shares      (Note 2)
       COMMON STOCKS                            --------- --------------
       Advertising -- 0.7%
         Lamar Advertising Co.
          (Class "A" Stock)(a)(b)..............   248,300 $    8,355,295
                                                          --------------
       Aerospace & Defense -- 5.1%
         Boeing Co.............................   199,452      6,579,921
         General Dynamics Corp.................   233,800     18,556,706
         Northrop Grumman Corp.................   201,500     19,545,500
         Raytheon Co...........................   414,100     12,733,575
         United Technologies Corp..............   104,200      6,454,148
                                                          --------------
                                                              63,869,850
                                                          --------------
       Airlines -- 0.3%
         Delta Air Lines, Inc..................   261,000      3,158,100
                                                          --------------
       Banks -- 0.5%
         PNC Financial Services Group..........   154,400      6,469,360
                                                          --------------
       Chemicals -- 5.2%
         Dow Chemical Co.......................   655,300     19,462,410
         E.I. du Pont de Nemours & Co..........   291,400     12,355,360
         IMC Global, Inc.......................   615,100      6,563,117
         Lyondell Chemical Co..................   617,800      7,808,992
         Monsanto Co.(b).......................   646,560     12,446,280
         Praxair, Inc..........................   114,550      6,617,553
                                                          --------------
                                                              65,253,712
                                                          --------------
       Communications Equipment -- 2.9%
         3Com Corp.(a)......................... 2,442,092     11,306,886
         Cisco Systems, Inc.(a)................ 1,443,600     18,911,160
         Harris Corp...........................   248,600      6,538,180
                                                          --------------
                                                              36,756,226
                                                          --------------
       Computers & Peripherals -- 2.9%
         EMC Corp.(a).......................... 2,057,500     12,633,050
         Hewlett-Packard Co.................... 1,340,150     23,265,004
                                                          --------------
                                                              35,898,054
                                                          --------------
       Diversified Financials -- 11.0%
         A.G. Edwards, Inc.....................   211,800      6,980,928
         American Express Co...................   311,100     10,997,385
         Citigroup, Inc........................ 1,252,700     44,082,513
         Goldman Sachs Group, Inc. (The).......   299,900     20,423,190
         J.P. Morgan Chase & Co................   265,200      6,364,800
         Lehman Brothers Holdings, Inc.(b).....   460,500     24,540,045
         Merrill Lynch & Co., Inc..............   314,320     11,928,444
         Morgan Stanley........................   149,800      5,980,016
         Principal Financial Group, Inc. (The).   214,500      6,462,885
                                                          --------------
                                                             137,760,206
                                                          --------------
       Diversified Telecommunication Services -- 5.5%
         ALLTEL Corp...........................   239,900     12,234,900
         BellSouth Corp........................   842,560     21,797,027
         SBC Communications, Inc...............   452,000     12,253,720
         Verizon Communications, Inc...........   568,600     22,033,250
                                                          --------------
                                                              68,318,897
                                                          --------------
       Electric Utilities -- 2.5%
         Dominion Resources, Inc...............   231,900     12,731,310
         DTE Energy Co.........................   132,900      6,166,560
         FirstEnergy Corp......................   391,500     12,907,755
                                                          --------------
                                                              31,805,625
                                                          --------------

                                                               Value
      COMMON STOCKS                               Shares      (Note 2)
      (Continued)                                --------- --------------
      Electronic Equipment & Instruments -- 1.7%
        Ingram Micro, Inc.
         (Class "A" Stock)(a)...................   538,200 $    6,646,770
        Solectron Corp.(a)...................... 4,266,700     15,146,785
                                                           --------------
                                                               21,793,555
                                                           --------------
      Energy Equipment & Services -- 5.6%
        Baker Hughes, Inc.......................   419,300     13,497,267
        ENSCO International, Inc................   666,600     19,631,370
        GlobalSantaFe Corp......................   751,600     18,278,912
        Schlumberger, Ltd.......................   436,400     18,368,076
                                                           --------------
                                                               69,775,625
                                                           --------------
      Food Products -- 2.8%
        ConAgra Foods, Inc......................   894,400     22,368,944
        Sara Lee Corp...........................   547,350     12,320,849
                                                           --------------
                                                               34,689,793
                                                           --------------
      Healthcare Equipment & Supplies -- 1.0%
        Baxter International, Inc...............   431,200     12,073,600
                                                           --------------
      Healthcare Providers & Services -- 3.7%
        Anthem, Inc.(a)(b)......................    90,400      5,686,160
        HCA, Inc.(b)............................   693,400     28,776,100
        Tenet Healthcare Corp.(a)...............   701,000     11,496,400
                                                           --------------
                                                               45,958,660
                                                           --------------
      Hotels, Restaurants & Leisure -- 1.1%
        McDonald's Corp.........................   828,000     13,314,240
                                                           --------------
      Household Products -- 1.2%
        Kimberly-Clark Corp.....................   319,200     15,152,424
                                                           --------------
      Industrial Conglomerates -- 1.4%
        General Electric Co.....................   278,700      6,786,345
        Tyco International, Ltd. (Bermuda)......   644,800     11,013,184
                                                           --------------
                                                               17,799,529
                                                           --------------
      Insurance -- 7.9%
        Allstate Corp.(b).......................   493,700     18,261,963
        American International Group, Inc.......   218,200     12,622,870
        Hartford Financial Services Group, Inc..   544,800     24,750,264
        Lincoln National Corp...................   236,299      7,462,323
        St. Paul Cos., Inc......................   149,000      5,073,450
        Travelers Property Casualty Corp.
         (Class "A" Stock)(a)...................   422,045      6,182,959
        XL Capital, Ltd. (Class "A" Stock)......   318,600     24,611,850
                                                           --------------
                                                               98,965,679
                                                           --------------
      Machinery -- 0.4%
        Navistar International Corp.(a)(b)......   197,900      4,810,949
                                                           --------------
      Media -- 10.7%
        AOL Time Warner, Inc.(a)................   961,300     12,593,030
        EchoStar Communications Corp.
         (Class "A" Stock)(a)................... 1,237,200     27,540,072
        Fox Entertainment Group, Inc.
         (Class "A" Stock)(a)...................   726,600     18,840,738
        Gannett Co., Inc........................    88,200      6,332,760
        Liberty Media Corp.
         (Class "A" Stock)(a)................... 1,459,200     13,045,248
        New York Times Co. (The)
         (Class "A" Stock)......................   170,400      7,792,392

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B89

                          ----------------------------
                          VALUE PORTFOLIO (Continued)
                          ----------------------------

SCHEDULE OF INVESTMENTS                                       December 31, 2002


                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           News Corp., Ltd. (The) ADR
            (Australia)(b).................... 1,341,942 $   30,394,986
           Omnicom Group, Inc.................    59,000      3,811,400
           Viacom, Inc. (Class "B" Stock)(a)..   332,000     13,532,320
                                                         --------------
                                                            133,882,946
                                                         --------------
         Metals & Mining -- 0.8%
           Freeport-McMoRan Copper & Gold,
            Inc. (Class "B" Stock)(a)(b)......   607,300     10,190,494
                                                         --------------
         Office Electronics -- 0.8%
           Xerox Corp.(a)(b).................. 1,194,000      9,611,700
                                                         --------------
         Oil & Gas -- 5.3%
           Exxon Mobil Corp...................   357,500     12,491,050
           General Maritime Corp.
            (Marshall Island)(a)..............   222,500      1,657,625
           Occidental Petroleum Corp..........   703,300     20,008,885
           Royal Dutch Petroleum Co.
            (Netherlands).....................    52,300      2,302,246
           Teekay Shipping Corp. (Bahamas)(b).   173,600      7,065,520
           Total Fina Elf SA, ADR (France)....   283,600     20,277,400
           Valero Energy Corp.................    72,000      2,659,680
                                                         --------------
                                                             66,462,406
                                                         --------------
         Paper & Forest Products -- 5.1%
           Boise Cascade Corp.................   324,000      8,171,280
           International Paper Co.............   701,300     24,524,461
           Temple-Inland, Inc.(b).............   328,700     14,729,047
           Weyerhaeuser Co....................   327,800     16,131,038
                                                         --------------
                                                             63,555,826
                                                         --------------
         Pharmaceuticals -- 4.9%
           Bristol-Myers Squibb Co............   520,600     12,051,890
           Merck & Co., Inc...................   123,700      7,002,657
           Pfizer, Inc........................   391,300     11,962,041
           Pharmacia Corp.....................   282,100     11,791,780
           Wyeth..............................   489,442     18,305,131
                                                         --------------
                                                             61,113,499
                                                         --------------
         Railroads -- 0.5%
           Union Pacific Corp.................   105,300      6,304,311
                                                         --------------

                                                               Value
     COMMON STOCKS                               Shares       (Note 2)
     (Continued)                               ----------- --------------
     Retail -- 1.7%
       Circuit City Stores-Circuit City Group.     424,000 $    3,146,080
       Federated Department Stores,
        Inc.(a)...............................     379,900     10,925,924
       Toys "R" Us, Inc.(a)...................     652,900      6,529,000
                                                           --------------
                                                               20,601,004
                                                           --------------
     Semiconductor Equipment & Products -- 2.5%
       Agere Systems, Inc.
        (Class "B"Stock)(a)...................   8,563,985     11,989,579
       Applied Materials, Inc.(a).............   1,428,800     18,617,264
                                                           --------------
                                                               30,606,843
                                                           --------------
     Software -- 0.7%
       BMC Software, Inc.(a)..................     114,400      1,957,384
       Synopsys, Inc.(a)(b)...................     141,100      6,511,765
                                                           --------------
                                                                8,469,149
                                                           --------------
     Tobacco -- 1.3%
       Loews Corp.-Carolina Group.............     209,500      4,246,565
       Philip Morris Co., Inc.................     305,700     12,390,021
                                                           --------------
                                                               16,636,586
                                                           --------------
     Waste Management -- 1.2%
       Waste Management, Inc..................     673,800     15,443,496
                                                           --------------
     TOTAL LONG-TERM INVESTMENTS
      (cost $1,333,900,288)...............................  1,234,857,639
                                                           --------------
     SHORT-TERM INVESTMENT -- 9.4%
     Mutual Fund
       Prudential Core Investment Fund --
        Taxable Money Market Series
        (cost $116,917,739; Note 4)(c)........ 116,917,739    116,917,739
                                                           --------------
     TOTAL INVESTMENTS -- 108.3%
      (cost $1,450,818,027; Note 6).......................  1,351,775,378
                                                           --------------
     LIABILITIES IN EXCESS OF OTHER
      ASSETS -- (8.3)%....................................   (103,209,112)
                                                           --------------
     NET ASSETS -- 100%................................... $1,248,566,266
                                                           ==============

The following abbreviation is used in portfolio descriptions:

ADR American Depository Receipt

(a)Non-income producing security.

(b)Portion of securities on loan with an aggregate market value of $65,595,643; cash collateral $68,135,407 was received with which the portfolio purchased securities.

(c)Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B90

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock.

       The Portfolios of the Series Fund have the following as investment objectives:

       Conservative Balanced Portfolio: Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

       Diversified Bond Portfolio: High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high-quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

       Diversified Conservative Growth Portfolio: Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

       Equity Portfolio: Capital appreciation by investing primarily in stocks of major, established corporations as well as smaller companies.

       Flexible Managed Portfolio: High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

       Global Portfolio: Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

       Government Income Portfolio: High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

       High Yield Bond Portfolio: High total return by investing primarily in medium to lower rated debt securities.

       Jennison Portfolio: Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

       Jennison 20/20 Focus Portfolio: Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio managers believe to have strong capital appreciation potential.

       Money Market Portfolio: Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

       Natural Resources Portfolio: Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

       Small Capitalization Stock Portfolio: Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor's Small Capitalization Stock Index (the "S&P 600 SmallCap Index") by investing primarily in stocks of the S&P 600 SmallCap Index.

       SP Aggressive Growth Asset Allocation Portfolio: Capital appreciation by investing primarily in large-cap equity portfolios, international portfolios, and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP AIM Aggressive Growth Portfolio: Long-term growth of capital by investing primarily in the common stocks of companies whose earnings the Portfolio's managers expect to grow more than 15% per year.

                                      C1

       SP AIM Core Equity Portfolio (formerly known as SP AIM Growth and Income Portfolio): Growth of capital with a secondary objective of current income by investing primarily in equity securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

       SP Alliance Large Cap Growth Portfolio: Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations.

       SP Alliance Technology Portfolio: Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

       SP Balanced Asset Allocation Portfolio: Provide a balance between current income and growth of capital by investing in fixed income portfolios, large-cap equity portfolios, small/mid-cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Conservative Asset Allocation Portfolio: Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large-cap equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP Davis Value Portfolio: Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

       SP Deutsche International Equity Portfolio: Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

       SP Growth Asset Allocation Portfolio: Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

       SP INVESCO Small Company Growth Portfolio: Long-term capital growth by investing in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not have market capitalizations under $2.5 billion.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

       SP Large Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Index or the Russell 1000 Index).

       SP MFS Capital Opportunities Portfolio: Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP Mid-Cap Growth Portfolio (formerly known as SP MFS Mid-Cap Growth Portfolio): Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

       SP PIMCO High Yield Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

       SP PIMCO Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

       SP Prudential U.S. Emerging Growth Portfolio: Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

       SP Small/Mid-Cap Value Portfolio: Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

       SP Strategic Partners Focused Growth Portfolio: Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

                                      C2

       Stock Index Portfolio: Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

       Value Portfolio: Capital appreciation by investing in equity and equity-related securities that are undervalued.

       Zero Coupon Bond Portfolio 2005: Highest predictable compound investment for a specific period of time, consistent with the safety of invested capital by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.


       The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), under the direction of the Series Fund's Board of Directors. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

       The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

       The High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2002 include registration rights, under which the Portfolios may demand registration by the issuer, of which the Portfolios may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

       (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

                                      C3

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

       Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain
       (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Short Sales: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

       Loan Participations: The High Yield Portfolio and PIMCO High Yield may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations ("Selling Participant"), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

       Options: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain
       (loss) on written options is presented separately as net realized gain
       (loss) on written option transactions.

                                      C4

       The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased
       (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain
       (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

       The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

       Forward currency contracts, written options and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

       Securities Lending: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. The Portfolio may bear the risk of delay in recovery of, or even loss of right in, the securities loaned should the borrower of the securities fail financially. The Portfolio receives compensation, net of any rebate and securities lending agent fees, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned. The Portfolio is entitled to any gain (loss) in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2002, PSI has been compensated by the following amounts:

               Conservative Balanced Portfolio......... $230,985
               Diversified Bond Portfolio..............  174,449
               Equity Portfolio........................    9,023
               Flexible Managed Portfolio..............  275,251
               Global Portfolio........................  193,078
               Government Income Portfolio.............   55,212
               High Yield Bond Portfolio...............  150,620
               Jennison Portfolio......................   31,693
               Natural Resources Portfolio.............   13,292
               Small Capitalization Stock Portfolio....   80,032
               Stock Index Portfolio...................  201,444
               Value Portfolio.........................   87,205

       Swaps: Certain portfolios of the Series Fund may enter into interest rate and total return swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain
       (loss) is included in net unrealized appreciation (depreciation) on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gain (loss) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon,

                                      C5
       original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios' investment advisor (see note 3).

       For Portfolios with multiple classes of shares, net investment income
       (loss), expenses other than administration and distribution fees, and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income, High Yield, Zero Coupon Bond 2005, SP PIMCO High Yield and SP PIMCO Total Return Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 3: Agreements

       The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ("PIM"), Jennison Associates LLC ("Jennison"), AIM Capital Management, Inc. ("AIM"), Alliance Capital Management, LP ("Alliance"), Davis Selected Advisers, LP ("Davis"), Calamos Investments ("Calamos"), RS Investment Management, L.P. ("RS"), GE Asset Management ("GEAM"), Salomon Brothers Asset Management ("Salomon"), Deutsche Asset Management, Inc. ("Deutsche"), INVESCO Funds Group, Inc. ("INVESCO"), Fidelity Management & Research Company ("Fidelity"), Massachusetts Financial Services Company ("MFS"), Pacific Investment Management Company LLC ("PIMCO") and EARNEST Partners LLC ("EARNEST") (collectively, the "Subadvisers"), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                           Portfolio                 Management Fee
                           ---------                 --------------
            Conservative Balanced Portfolio.........      0.55%
            Diversified Bond Portfolio..............      0.40
            Diversified Conservative Growth
              Portfolio.............................      0.75
            Equity Portfolio........................      0.45
            Flexible Managed Portfolio..............      0.60
            Global Portfolio........................      0.75

                                      C6

                            Portfolio                    Management Fee
                            ---------                    --------------
         Government Income Portfolio....................      0.40%
         High Yield Bond Portfolio......................      0.55
         Jennison Portfolio.............................      0.60
         Jennison 20/20 Focus Portfolio.................      0.75
         Money Market Portfolio.........................      0.40
         Natural Resources Portfolio....................      0.45
         Small Capitalization Stock Portfolio...........      0.40
         SP Aggressive Growth Asset Allocation Portfolio      0.05
         SP AIM Aggressive Growth Portfolio.............      0.95
         SP AIM Core Equity Portfolio...................      0.85
         SP Alliance Large Cap Growth Portfolio.........      0.90
         SP Alliance Technology Portfolio...............      1.15
         SP Balanced Asset Allocation Portfolio.........      0.05
         SP Conservative Asset Allocation Portfolio.....      0.05
         SP Davis Value Portfolio.......................      0.75
         SP Deutsche International Equity Portfolio.....      0.90
         SP Growth Asset Allocation Portfolio...........      0.05
         SP INVESCO Small Company Growth Portfolio......      0.95
         SP Jennison International Growth Portfolio.....      0.85
         SP Large Cap Value Portfolio...................      0.80
         SP MFS Capital Opportunities Portfolio.........      0.75
         SP Mid-Cap Growth Portfolio....................      0.80
         SP PIMCO High Yield Portfolio..................      0.60
         SP PIMCO Total Return Portfolio................      0.60
         SP Prudential U.S. Emerging Growth Portfolio...      0.60
         SP Small/Mid-Cap Value Portfolio...............      0.90
         SP Strategic Partners Focused Growth Portfolio.      0.90
         Stock Index Portfolio..........................      0.35
         Value Portfolio................................      0.40
         Zero Coupon Bond Portfolio 2005................      0.40

       The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

                  Portfolio                             Subadviser(s)
                  ---------                   ---------------------------------
 Conservative Balanced Portfolio............. PIM
 Diversified Bond Portfolio.................. PIM
 Diversified Conservative Growth Portfolio(a) EARNEST, RS, Jennison, PIMCO, PIM
 Equity Portfolio............................ Jennison, GEAM, Salomon
 Flexible Managed Portfolio.................. PIM
 Global Portfolio............................ Jennison
 Government Income Portfolio................. PIM
 High Yield Bond Portfolio................... PIM
 Jennison Portfolio.......................... Jennison
 Jennison 20/20 Focus Portfolio.............. Jennison
 Money Market Portfolio...................... PIM
 Natural Resources Portfolio................. Jennison
 Small Capitalization Stock Portfolio........ PIM
 SP AIM Aggressive Growth Portfolio.......... AIM
 SP AIM Core Equity Portfolio................ AIM
 SP Alliance Large Cap Growth Portfolio...... Alliance
 SP Alliance Technology Portfolio............ Alliance
 SP Davis Value Portfolio.................... Davis
 SP Deutsche International Equity Portfolio.. Deutsche
 SP INVESCO Small Company Growth Portfolio... INVESCO
 SP Jennison International Growth Portfolio.. Jennison
 SP Large Cap Value Portfolio................ Fidelity

                                      C7

                         Portfolio                                        Subadviser(s)
                         ---------                                             ------------------
       SP MFS Capital Opportunities Portfolio.......................... MFS
       SP Mid-Cap Growth Portfolio(b).................................. Calamos
       SP PIMCO High Yield Portfolio................................... PIMCO
       SP PIMCO Total Return Portfolio................................. PIMCO
       SP Prudential U.S. Emerging Growth Portfolio.................... Jennison
       SP Small/Mid-Cap Value Portfolio................................ Fidelity
       SP Strategic Partners Focused Growth Portfolio.................. Alliance, Jennison
       Stock Index Portfolio........................................... PIM
       Value Portfolio(c).............................................. Jennison
       Zero Coupon Bond Portfolio 2005................................. PIM
       (a)Effective as of the close of business on November 19, 2002, RS replaced Franklin Advisers, Inc.
          as subadviser for a portion of the Portfolio.
       (b)Effective as of the close of business on December 13, 2002, Calamos replaced MFS as sub-
          adviser to the Portfolio.
       (c) Effective as of the close of business on December 12, 2002, Jennison is responsible for manag-
           ing 100% of the Portfolio's assets. Prior to this date Deutsche Asset Management, Inc. and Vic-
           tory Capital Management managed a portion of the Portfolio's assets.

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

       PI has agreed to reimburse each Portfolio (other than the Diversified Conservative Growth, Jennison 20/20 Focus, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                   Class I      Class II
                     Portfolio                  Expense Limit Expense Limit
                     ---------                  ------------- -------------
     Conservative Balanced Portfolio...........     0.75%          N/A
     Diversified Bond Portfolio................     0.75           N/A
     Equity Portfolio..........................     0.75          1.15%
     Flexible Managed Portfolio................     0.75           N/A
     Government Income Portfolio...............     0.75           N/A
     High Yield Bond Portfolio.................     0.75           N/A
     Jennison Portfolio........................     0.75          1.15
     Money Market Portfolio....................     0.75           N/A
     Natural Resources Portfolio...............     0.75           N/A
     Small Capitalization Stock Portfolio......     0.75           N/A
     SP AIM Aggressive Growth Portfolio........     1.07           N/A
     SP AIM Core Equity Portfolio..............     1.00           N/A
     SP Alliance Large Cap Growth Portfolio....     1.10           N/A
     SP Alliance Technology Portfolio..........     1.30           N/A
     SP Davis Value Portfolio..................     0.83           N/A
     SP Deutsche International Equity Portfolio     1.10           N/A
     SP INVESCO Small Company Growth Portfolio.     1.15           N/A
     SP Jennison International Growth Portfolio     1.24          1.64
     SP Large Cap Value Portfolio..............     0.90           N/A
     SP MFS Capital Opportunities Portfolio....     1.00           N/A
     SP Mid-Cap Growth Portfolio...............     1.00           N/A
     SP PIMCO High Yield Portfolio.............     0.82           N/A

                                      C8

                                                     Class I      Class II
                     Portfolio                    Expense Limit Expense Limit
                     ---------                    ------------- -------------
   SP PIMCO Total Return Portfolio...............     0.76%          N/A
   SP Prudential U.S. Emerging Growth Portfolio..     0.90          1.30%
   SP Small/Mid-Cap Value Portfolio..............     1.05           N/A
   SP Strategic Partners Focused Growth Portfolio     1.01          1.41
   Stock Index Portfolio.........................     0.75           N/A
   Value Portfolio...............................     0.75          1.15
   Zero Coupon Bond Portfolio 2005...............     0.75           N/A

       N/A--Not applicable--Portfolio does not currently have Class II shares.

       PIMS, PI, PIM, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ("Prudential").

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates. During the year ended December 31, 2002, the Series Fund incurred fees for the services of PMFS and as of December 31, 2002 fees were due to PMFS as follows:

                                                Amount Incurred
                                                    for the         Amount Due
                                                  Year Ended           as of
                  Portfolio                    December 31, 2002 December 31, 2002
                  ---------                    ----------------- -----------------
Conservative Balanced Portfolio...............      $2,800             $200
Diversified Bond Portfolio....................       3,500              200
Diversified Conservative Growth Portfolio.....         600              100
Equity Portfolio..............................       5,500              400
Flexible Managed Portfolio....................       2,900              200
Global Portfolio..............................       5,200              400
Government Income Portfolio...................       1,900              100
High Yield Bond Portfolio.....................       3,300              200
Jennison Portfolio............................       7,000              500
Jennison 20/20 Focus Portfolio................       1,200              100
Money Market Portfolio........................       5,600              400
Natural Resources Portfolio...................       1,800              100
Small Capitalization Stock Portfolio..........       2,600              100
SP AIM Aggressive Growth Portfolio............       2,800              300
SP AIM Core Equity Portfolio..................       2,800              300
SP Alliance Large Cap Growth Portfolio........       3,400              300
SP Alliance Technology Portfolio..............        2700              300
SP Davis Value Portfolio......................       3,800              300
SP Deutsche International Equity Portfolio....       3,400              300
SP INVESCO Small Company Growth Portfolio.....       3,400              300
SP Jennison International Growth Portfolio....       5,200              400
SP Large Cap Value Portfolio..................       3,500              300
SP MFS Capital Opportunities Portfolio........       3,000              300
SP Mid-Cap Growth Portfolio...................       3,800              300
SP PIMCO High Yield Portfolio.................       3,400              300
SP PIMCO Total Return Portfolio...............       4,200              400
SP Prudential U.S. Emerging Growth Portfolio..       4,200              400
SP Small/Mid-Cap Value Portfolio..............       4,100              400
SP Strategic Partners Focused Growth Portfolio       3,100              300
Stock Index Portfolio.........................       5,700              400
Value Portfolio...............................       5,400              400
Zero Coupon Bond Portfolio 2005...............         700              100

                                      C9

       For the year ended December 31, 2002, PSI earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

                             Portfolio              Commissions
                             ---------              -----------
                 Equity Portfolio..................  $ 21,542
                 Jennison Portfolio................   294,422
                 SP AIM Aggressive Growth Portfolio       108
                 SP AIM Core Equity Portfolio......       245
                 SP Alliance Technology Portfolio..        25
                 SP Davis Value Portfolio..........     2,210

       Certain Portfolios invest in the Taxable Money Market Series (the "Series"), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2002, the following Portfolios earned income from the Series by investing their excess cash and cash collateral from securities lending. See Note 2 relating to Securities Lending:

                                                  Excess    Securities Lending
                                                   Cash      Cash Collateral
                   Portfolio                    Investment      Investment
                   ---------                    ----------- ------------------
 Conservative Balanced Portfolio............... $13,105,412      $491,355
 Diversified Bond Portfolio....................   5,832,899       520,884
 Diversified Conservative Growth Portfolio.....      79,647            --
 Equity Portfolio..............................   2,326,928        27,070
 Flexible Managed Portfolio....................  16,817,553       572,853
 Global Portfolio..............................     409,756       335,557
 Government Income Portfolio...................   2,218,504       168,247
 High Yield Portfolio..........................     911,195       451,859
 Jennison Portfolio............................     726,785        71,116
 Jennison 20/20 Focus Portfolio................      78,072            --
 Natural Resources Portfolio...................     111,519        39,874
 Small Capitalization Stock Portfolio..........      28,342       240,094
 SP Jennison International Growth Portfolio....     160,157            --
 SP Prudential U.S. Emerging Growth Portfolio..      62,270            --
 SP Strategic Partners Focused Growth Portfolio      10,608            --
 Stock Index Portfolio.........................   1,080,905       468,833
 Value Portfolio...............................   1,085,845       139,479
 Zero Coupon Bond Portfolio 2005...............      30,435            --

Note 5: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2002 were as follows:

       Cost of Purchases:

                            Portfolio
                            ---------
         Conservative Balanced Portfolio................ $  537,362,398
         Diversified Bond Portfolio.....................  1,264,746,682
         Diversified Conservative Growth Portfolio......    214,779,966
         Equity Portfolio...............................  2,019,243,187
         Flexible Managed Portfolio.....................  2,149,655,957
         Global Portfolio...............................    466,989,617
         Government Income Portfolio....................     17,294,383
         High Yield Bond Portfolio......................    963,512,516
         Jennison Portfolio.............................  1,326,738,177
         Jennison 20/20 Focus Portfolio.................     54,319,231
         Natural Resources Portfolio....................    123,965,738
         Small Capitalization Stock Portfolio...........     94,412,094
         SP Aggressive Growth Asset Allocation Portfolio     13,520,020
         SP AIM Aggressive Growth Portfolio.............     10,095,920

                                      C10

                           Portfolio
                           ---------
         SP AIM Core Equity Portfolio.................. $   17,085,396
         SP Alliance Large Cap Growth Portfolio........     54,499,217
         SP Alliance Technology Portfolio..............      8,061,401
         SP Balanced Asset Allocation Portfolio........    119,554,743
         SP Conservative Asset Allocation Portfolio....     95,244,360
         SP Davis Value Portfolio......................    105,668,957
         SP Deutsche International Equity Portfolio....     73,654,025
         SP Growth Asset Allocation Portfolio..........     80,733,544
         SP INVESCO Small Company Growth Portfolio.....     17,970,453
         SP Jennison International Growth Portfolio....     81,991,111
         SP Large Cap Value Portfolio..................     52,898,931
         SP MFS Capital Opportunities Portfolio........     16,866,267
         SP Mid-Cap Growth Portfolio...................     51,447,919
         SP PIMCO High Yield Portfolio.................    120,136,616
         SP PIMCO Total Return Portfolio...............    301,409,582
         SP Prudential U.S. Emerging Growth Portfolio..    145,922,876
         SP Small/Mid-Cap Value Portfolio..............    155,648,793
         SP Strategic Partners Focused Growth Portfolio     18,855,748
         Stock Index Portfolio.........................     97,679,457
         Value Portfolio...............................  1,358,653,455
         Zero Coupon Bond Portfolio 2005...............             --

       Proceeds from Sales:

                           Portfolio
                           ---------
       Conservative Balanced Portfolio................... $  705,086,904
       Diversified Bond Portfolio........................  1,506,688,054
       Diversified Conservative Growth Portfolio.........    210,564,992
       Equity Portfolio..................................  2,273,469,320
       Flexible Managed Portfolio........................  2,036,979,528
       Global Portfolio..................................    596,529,895
       Government Income Portfolio.......................      1,110,980
       High Yield Bond Portfolio.........................    455,470,221
       Jennison Portfolio................................  1,474,130,989
       Jennison 20/20 Focus Portfolio....................     57,000,758
       Natural Resources Portfolio.......................    143,126,141
       Small Capitalization Stock Portfolio..............    130,962,938
       SP Aggressive Growth Asset Allocation Portfolio...      2,976,009
       SP AIM Aggressive Growth Portfolio................      5,155,881
       SP AIM Core Equity Portfolio......................     12,603,716
       SP Alliance Large Cap Growth Portfolio............     15,407,711
       SP Alliance Technology Portfolio..................      5,254,895
       SP Balanced Asset Allocation Portfolio............     23,646,278
       SP Conservative Asset Allocation Portfolio........     19,777,402
       SP Davis Value Portfolio..........................     25,479,409
       SP Deutsche International Equity Portfolio........     46,432,416
       SP Growth Asset Allocation Portfolio..............     17,456,291
       SP INVESCO Small Company Growth Portfolio.........     10,217,181
       SP Jennison International Growth Portfolio........     45,218,861
       SP Large Cap Value Portfolio......................     30,739,624
       SP MFS Capital Opportunities Portfolio............     12,264,052
       SP Mid-Cap Growth Portfolio.......................     38,876,012
       SP PIMCO High Yield Portfolio.....................     53,514,523
       SP PIMCO Total Return Portfolio...................    185,467,194
       SP Prudential U.S. Emerging Growth Portfolio......    114,935,693
       SP Small/Mid-Cap Value Portfolio..................     87,465,099
       SP Strategic Partners Focused Growth Portfolio....      7,785,313
       Stock Index Portfolio.............................    354,695,579
       Value Portfolio...................................  1,443,648,588
       Zero Coupon Bond Portfolio 2005...................             --

                                      C11

       The Diversified Bond, Diversified Conservative Growth, Government Income, Jennison, SP Deutsche International Equity, SP PIMCO High Yield, SP PIMCO Total Return and SP Prudential U.S. Emerging Growth Portfolios' written options activity for the year ended December 31, 2002 was as follows:


Diversified Bond Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................          --  $       --
Options written.........................................       1,120     346,752
Options terminated in closing purchase transactions.....      (1,120)   (346,752)
                                                         -----------  ----------
Balance as of December 31, 2002.........................          --  $       --
                                                         ===========  ==========

Diversified Conservative Growth Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................          56  $   34,512
Options written.........................................  19,000,054     267,784
Options expired.........................................         (92)    (39,844)
Options terminated in closing purchase transactions.....  (8,800,018)    (98,234)
                                                         -----------  ----------
Balance as of December 31, 2002.........................  10,200,000  $  164,218
                                                         ===========  ==========

Government Income Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................          --  $       --
Options written.........................................  12,500,000     150,391
Options terminated in closing purchase transactions..... (12,500,000)   (150,391)
                                                         -----------  ----------
Balance as of December 31, 2002.........................          --  $       --
                                                         ===========  ==========

Jennison Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................          --  $       --
Options written.........................................       3,720     601,210
Options expired.........................................      (2,455)   (361,309)
Options terminated in closing purchase transactions.....      (1,265)   (239,901)
                                                         -----------  ----------
Balance as of December 31, 2002.........................          --  $       --
                                                         ===========  ==========

SP Deutsche International Equity Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................      27,473  $   32,323
Options written.........................................   5,430,785      16,009
Options expired.........................................  (4,545,802)    (37,626)
Options terminated in closing purchase transactions.....    (912,456)    (10,706)
                                                         -----------  ----------
Balance as of December 31, 2002.........................          --  $       --
                                                         ===========  ==========

SP PIMCO High Yield Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................          --  $       --
Options written.........................................  17,000,379     511,057
Options terminated in closing purchase transactions.....        (279)    (91,425)
                                                         -----------  ----------
Balance as of December 31, 2002.........................  17,000,100  $  419,632
                                                         ===========  ==========

SP PIMCO Total Return Portfolio
                                                          Contracts    Premiums
                                                         -----------  ----------
Balance as of December 31, 2001.........................         108  $   67,303
Options written......................................... 125,700,000   1,784,155
Options terminated in closing purchase transactions..... (43,800,002)   (585,509)
Options expired.........................................        (106)    (66,199)
                                                         -----------  ----------
Balance as of December 31, 2002.........................  81,900,000  $1,199,750
                                                         ===========  ==========

                                      C12

  SP Prudential U.S. Emerging Growth Portfolio

                                                           Contracts Premiums
                                                           --------- --------
  Balance as of December 31, 2001.........................     --    $    --
  Options written.........................................     79      7,742
  Options expired.........................................    (79)    (7,742)
                                                              ---    -------
  Balance as of December 31, 2002.........................     --    $    --
                                                              ===    =======

       The Diversified Conservative Growth and the SP PIMCO Total Return Portfolios entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2002 were as follows:

Diversified Conservative Growth Portfolio

                                                                                              Unrealized
                                              Termination   Notional    Fixed   Floating     Appreciation
                Counterparty                     Date        Amount     Rate      Rate      (Depreciation)
                ------------                  ----------- ------------- ----- ------------- --------------
UBS Warburg(a)...............................   6/18/13   USD 1,500,000 5.00% 3 month LIBOR   $ (49,704)
Merrill Lynch & Co.(b).......................   6/18/05   USD 8,000,000 4.00% 3 month LIBOR      46,248
Goldman Sachs & Co.(a).......................   6/18/13   USD 8,800,000 5.00% 3 month LIBOR    (196,029)
Bank of America Securities LLC(a)............   6/18/08   USD 9,800,000 5.00% 3 month LIBOR    (191,266)
                                                                                              ---------
                                                                                              $(390,751)
                                                                                              =========

SP PIMCO Total Return Portfolio

                                                                                                Unrealized
                                              Termination   Notional    Fixed    Floating      Appreciation
                Counterparty                     Date        Amount     Rate       Rate       (Depreciation)
                ------------                  ----------- ------------- ----- --------------- --------------
Citibank N.A. London(a)......................   6/18/12   EUR 5,600,000 5.00% 6 month Euribor  $  (389,604)
Merrill Lynch & Co.(b).......................   6/18/07   EUR11,800,000 4.50% 6 month Euribor      318,157
Lehman Brothers(a)...........................  12/15/31   EUR 3,000,000 5.50% 6 month Euribor     (224,423)
Goldman Sachs & Co.(b).......................   6/17/04   GBP   200,000 5.50% 6 month LIBOR          7,380
UBS Warburg(b)...............................   3/15/04   GBP 1,000,000 5.25% 6 month LIBOR         20,011
UBS Warburg(b)...............................   3/15/04   GBP 5,300,000 5.25% 6 month LIBOR         57,951
Merrill Lynch & Co.(b).......................   6/18/05   USD14,900,000 4.00% 3 month LIBOR         86,137
UBS Warburg(b)...............................   6/18/05   USD 6,600,000 4.00% 3 month LIBOR         38,749
UBS Warburg(a)...............................   6/18/13   USD16,500,000 5.00% 3 month LIBOR       (546,744)
Bank of America Securities LLC(a)............   6/18/13   USD 5,800,000 5.00% 3 month LIBOR       (170,033)
Bank of America Securities LLC(a)............   6/18/08   USD19,400,000 5.00% 3 month LIBOR       (378,630)
Goldman Sachs & Co.(a).......................   6/18/13   USD35,800,000 5.00% 3 month LIBOR       (797,481)
Merrill Lynch & Co.(a).......................   6/18/23   USD 8,800,000 6.00% 3 month LIBOR       (308,034)
Bank of America Securities LLC(a)............  12/17/03   USD 7,000,000 6.00% 3 month LIBOR         59,829
                                                                                               -----------
                                                                                               $(2,226,735)
                                                                                               ===========
(a) Portfolio pays the fixed rate and receives the floating rate.
(b) Portfolio pays the floating rate and receives the fixed rate.

                                      C13

Note 6: Distribution and Tax Information

       Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002 the adjustments were as follows:

                                                                    Accumulated
                                                  Undistributed Net Net Realized   Paid-in
                    Portfolio                     Investment Income Gain (Loss)    Capital
                    ---------                     ----------------- ------------ -----------
Conservative Balanced Portfolio(c)...............    $  260,689     $  (260,689)          --
Diversified Bond Portfolio(a)(c)(g)..............       179,245       1,605,544  $(1,784,789)
Diversified Conservative Growth Portfolio(a)(c)..       542,056        (542,056)          --
Equity Portfolio(a)..............................       (72,291)         72,291           --
Flexible Managed Portfolio(c)....................       242,486        (242,486)          --
Global Portfolio(a)..............................      (798,965)        812,017      (13,052)
Government Income Portfolio(c)...................       662,552        (662,552)          --
High Yield Portfolio(b)(f).......................     2,448,769      (2,448,769)          --
Jennison Portfolio(a)(e).........................      (167,614)        191,184      (23,570)
Natural Resources Portfolio(a)(d)................     2,944,756      (2,944,756)          --
SP AIM Aggressive Growth Portfolio(e)............        54,887              --      (54,887)
SP Alliance Large Cap Growth Portfolio(e)........       127,673              --     (127,673)
SP Alliance Technology Portfolio(e)..............        76,847              --      (76,847)
SP Davis Value Portfolio(a)(h)...................           327              (8)        (319)
SP Deutsche International Equity Portfolio(a)....       352,666        (352,666)          --
SP INVESCO Small Company Growth
  Portfolio(e)...................................        78,008              --      (78,008)
SP Jennison International Growth Portfolio(a)(e).       (51,797)         69,358      (17,561)
SP Large Cap Value Portfolio(g)..................         6,059              --       (6,059)
SP MFS Capital Opportunities Portfolio(a)........            24             (24)          --
SP Mid-Cap Growth Portfolio(a)(e)................        97,107            (181)     (96,926)
SP PIMCO High Yield Portfolio(a)(i)..............        60,091         (60,091)          --
SP PIMCO Total Return Portfolio(a)(c)............     1,799,028      (1,799,028)          --
SP Prudential U.S. Emerging Growth
  Portfolio(a)(e)................................       201,427          (1,169)    (200,258)
SP Small/Mid Cap Value Portfolio(j)..............       (33,378)             --       33,378
SP Strategic Partners Focused Growth Portfolio(e)        55,390              --      (55,390)
Value Portfolio(a)...............................         2,224          (2,224)          --

(a)Reclassification of net foreign currency gain (loss).
(b)Reclassification of payment received for litigation award.
(c)Reclassification of paydown losses.
(d)Reclassification due to the sale of passive foreign investment companies.
(e)Reclassification of tax operating loss.
(f)Reclassification of income on defaulted securities.
(g)Reclassification of tax return of capital distribution
(h)Reclassification of excise tax.
(i)Reclassification of consent fees.
(j)Reclassification of tax equalization.

                                      C14

       The tax character of distributions paid during the year ended December 31, 2002 were as follows:

                                                          Ordinary    Long-Term   Tax Return     Total
                      Portfolio                            Income    Capital Gain of Capital Distributions
                      ---------                         ------------ ------------ ---------- -------------
Conservative Balanced Portfolio........................ $  8,002,898          --          -- $  8,002,898
Diversified Bond Portfolio.............................  159,965,745          --  $1,784,789  161,750,534
Diversified Conservative Growth Portfolio..............      391,218          --          --      391,218
Equity Portfolio.......................................   34,105,123          --          --   34,105,123
Flexible Managed Portfolio.............................  106,760,860          --          --  106,760,860
Global Portfolio.......................................    7,749,158          --          --    7,749,158
Government Income Portfolio............................   36,024,231 $ 2,106,946          --   38,131,177
High Yield Bond Portfolio..............................  158,619,952          --          --  158,619,952
Jennison Portfolio.....................................    3,653,967          --          --    3,653,967
Jennison 20/20 Focus Portfolio.........................       15,466          --          --       15,466
Money Market Portfolio.................................   19,273,152          --          --   19,273,152
Natural Resources Portfolio............................    2,081,611   4,236,125          --    6,317,736
Small Capitalization Stock Portfolio...................    6,172,710   6,444,405          --   12,617,115
SP Balanced Asset Allocation Portfolio.................        7,711      75,568          --       83,279
SP Conservative Asset Allocation Portfolio.............      217,498      51,167          --      268,665
SP Davis Value Portfolio...............................       13,744          --          --       13,744
SP Growth Asset Allocation Portfolio...................           --      21,973          --       21,973
SP Large Cap Value Portfolio...........................      403,360          --       6,059      409,419
SP PIMCO High Yield Portfolio..........................    6,187,069          --          --    6,187,069
SP PIMCO Total Return Portfolio........................    8,922,623          --          --    8,922,623
SP Small/Mid Cap Value Portfolio.......................      463,177          --          --      463,177
Stock Index Portfolio..................................   36,375,059  21,938,148          --   58,313,207
Value Portfolio........................................   20,340,952          --          --   20,340,952
Zero Coupon Bond Portfolio 2005........................    5,442,907     544,728          --    5,987,635

       The tax character of distributions paid during the year ended December 31, 2001 were as follows:

                                                          Ordinary    Long-Term   Tax Return     Total
                                                           Income    Capital Gain of Capital Distributions
-                                                       ------------ ------------ ---------- -------------
Conservative Balanced Portfolio........................ $150,891,583           --       --   $150,891,583
Diversified Bond Portfolio.............................   83,748,940           --       --     83,748,940
Diversified Conservative Growth Portfolio..............    8,608,172           --       --      8,608,172
Equity Portfolio.......................................   40,969,035 $265,424,741       --    306,393,776
Flexible Managed Portfolio.............................  152,930,076   59,783,919       --    212,713,995
Global Portfolio.......................................  121,603,942  110,756,102       --    232,360,044
Government Income Portfolio............................   17,801,024           --       --     17,801,024
High Yield Bond Portfolio..............................   76,479,091           --       --     76,479,091
Jennison Portfolio.....................................    3,975,418   23,849,415       --     27,824,833
Jennison 20/20 Focus Portfolio.........................    1,998,637           --       --      1,998,637
Money Market Portfolio.................................   56,418,757           --       --     56,418,757
Natural Resources Portfolio............................   11,919,723   21,853,776       --     33,773,499
Small Capitalization Stock Portfolio...................   15,707,325   63,821,226       --     79,528,551
SP Aggressive Growth Asset Allocation Portfolio........       15,938       18,925       --         34,863
SP Alliance Large Cap Growth Portfolio.................          892           --  $ 4,508          5,400
SP Balanced Asset Allocation Portfolio.................      898,152       36,056       --        934,208
SP Conservative Asset Allocation Portfolio.............      638,115       20,984       --        659,099
SP Davis Value Portfolio...............................      278,923           --       --        278,923
SP Deutsche International Equity Portfolio.............       95,706           --       --         95,706
SP Growth Asset Allocation Portfolio...................      357,156       52,072       --        409,228
SP Jennison International Growth Portfolio.............           --           --   62,580         62,580
SP Large Cap Value Portfolio...........................      139,958           --       --        139,958
SP MFS Capital Opportunities Portfolio.................        9,788           --       --          9,788
SP MFS Mid Cap Growth Portfolio........................       42,101           --       --         42,101
SP PIMCO High Yield Portfolio..........................    1,926,555           --       --      1,926,555
SP PIMCO Total Return Portfolio........................    4,232,819      698,138       --      4,930,957
SP Small/Mid Cap Value Portfolio.......................      248,999           --    3,372        252,371
SP Strategic Partners Focused Growth Portfolio.........        2,386           --       --          2,386
Stock Index Portfolio..................................   36,492,104  200,086,034       --    236,578,138
Value Portfolio........................................   43,249,563  158,743,507       --    201,993,070
Zero Coupon Bond Portfolio 2005........................    2,544,785        3,050       --      2,547,835

                                      C15

       At December 31, 2002, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                          Accumulated
                              Accumulated  Long-Term     Approximate                 Expiration
-                              Ordinary     Capital     Capital Loss    -------------------------------------
      Portfolio                 Income       Gains     Carryforward(a)     2008         2009         2010
      ---------               ----------- ----------- ---------------   ----------- ------------ ------------
Conservative
  Balanced................... $73,725,917     --      $   79,812,000        --           --      $ 79,812,000
Diversified Bond.............     --          --          46,351,000    $16,030,000      --        30,321,000
Diversified
  Conservative
  Growth.....................   7,087,093     --          17,460,000        --      $  5,295,000   12,165,000
Equity.......................   1,419,107     --         676,346,000        --       150,352,000  525,994,000
Flexible Managed ............  68,283,392     --         432,766,000        --       171,262,000  261,504,000
Global.......................   2,077,796     --         264,720,000        --       119,545,000  145,175,000
Government Income............  13,068,170 $4,770,090         --             --           --           --
High Yield Bond..............   3,863,536     --         288,181,000(b)     --           --           --
Jennison.....................     --          --       1,055,112,000        --       546,470,000  508,642,000
Jennison 20/20
  Focus......................     127,802     --          13,586,000        --         6,075,000    7,511,000
Natural
  Resources..................  17,617,482 24,476,581         --             --           --           --
Small Capitalization
  Stock......................     143,988  3,294,388         --             --           --           --
SP Aggressive
  Growth Asset
  Allocation.................       7,077     --             278,000        --            37,000      241,000
SP AIM Aggressive
  Growth.....................     --          --           3,102,000         56,000    1,387,000    1,659,000
SP AIM Core Equity...........      56,574     --           2,227,000         39,000    1,022,000    1,166,000
SP Alliance Large
  Cap Growth.................     --          --           8,641,000          1,000    1,518,000    7,122,000
SP Alliance
  Technology.................     --          --           4,005,000         36,000    1,065,000    2,904,000
SP Balanced Asset
  Allocation.................   2,105,869     --              71,000        --           --            71,000
SP Conservative
  Asset Allocation...........   2,294,484    192,383         --             --           --           --
SP Davis Value...............   1,086,448     --           5,490,000          1,000      498,000    4,991,000
SP Deutsche
  International Equity.......     499,019     --           5,056,000        195,000    2,230,000    2,631,000
SP Growth Asset
  Allocation.................     797,294     --             384,000        --           --           384,000
SP INVESCO Small
  Company Growth.............     --          --           4,405,000         84,000    1,791,000    2,530,000
SP Jennison
  International
  Growth.....................     --          --          10,705,000        --         3,917,000    6,788,000
SP Large Cap Value...........     --          --           2,267,000        --           369,000    1,898,000
SP MFS Capital
  Opportunities..............      14,769     --           3,724,000          7,000    1,141,000    2,576,000
SP Mid-Cap Growth............     --          --          11,494,000        --           --        11,494,000
SP PIMCO High
  Yield......................      14,916     --           2,840,000        --           393,000    2,447,000
SP PIMCO Total
  Return.....................  10,116,642  3,946,311         --             --           --           --
SP Prudential U.S.
  Emerging Growth............     --          --          15,020,000         39,000    2,256,000   12,725,000
SP Small/Mid Cap
  Value......................      37,628     --           4,685,000         14,000      465,000    4,206,000
SP Strategic
  Partners Focused
  Growth.....................     --          --           4,005,000        185,000    1,613,000    2,207,000
Stock Index..................   1,948,808 82,278,910         --             --           --           --
Value........................     834,849     --         168,729,000        --           --       168,729,000
Zero Coupon Bond
  2005.......................     --          43,225         --             --           --           --
(a)Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)Approximately $2,842,000 expiring in 2003, $43,467,000 expiring in 2007, $59,264,000 expiring in 2008,
   $80,595,000 expiring in 2009 and $102,013,000 expiring in 2010.

As of December 31, 2002, the Money Market Portfolio had no distributable earnings.

                                      C16

       The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2002 through December 31, 2002 as having been incurred in the following fiscal year) which are presented below:

                                                   Post October Losses
                                                  ----------------------
                       Portfolio                   Currency    Capital
                       ---------                  ---------- -----------
       Diversified Bond Portfolio................ $1,073,000          --
       Diversified Conservative Growth Portfolio.    115,000 $ 3,025,000
       Equity Portfolio..........................     45,000  23,503,000
       Flexible Managed Portfolio................         --  34,470,000
       Global Portfolio..........................         --  15,562,000
       High Yield Bond Portfolio.................         --   6,416,000
       Jennison Portfolio........................     12,000  41,640,000
       Jennison 20/20 Focus Portfolio............         --   1,637,000
       Small Capitalization Stock Portfolio......         --   3,639,000
       SP Aggressive Growth Asset Allocation
         Portfolio...............................         --       3,000
       SP AIM Aggressive Growth Portfolio........         --      74,000
       SP AIM Core Equity Portfolio..............         --     124,000
       SP Alliance Large Cap Growth Portfolio....         --   1,229,000
       SP Alliance Technology Portfolio..........         --     179,000
       SP Balanced Asset Allocation Portfolio....         --       9,600
       SP Davis Value Portfolio..................         --      63,000
       SP Deutsche International Equity Portfolio         --     952,000
       SP Growth Asset Allocation Portfolio......         --      13,000
       SP INVESCO Small Company Growth Portfolio.         --     119,000
       SP Jennison International Growth Portfolio     13,000   2,578,000
       SP Large Cap Value Portfolio..............         --     369,000
       SP MFS Capital Opportunities Portfolio....         --       2,000
       SP Mid-Cap Growth Portfolio...............         --     103,000
       SP PIMCO Total Return Portfolio...........    854,000   1,095,000
       SP Prudential U.S. Emerging Growth
         Portfolio...............................         --      14,000
       SP Small/Mid Cap Value Portfolio..........         --   1,028,000
       SP Strategic Partners Focused Growth
         Portfolio...............................         --      93,000
       Value Portfolio...........................         --  50,487,000

       The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 2002 were as follows:

                                                                     Other Cost
                                                                        Basis      Total Net
               Portfolio                 Appreciation  Depreciation  Adjustments   Unrealized     Tax Basis
               ---------                 ------------ -------------  ----------- -------------  --------------
Conservative Balanced................... $139,243,757 $(472,432,846)         --  $(333,189,089) $3,541,538,766
Diversified Bond........................   43,821,551   (13,654,400)  $   9,053     30,176,204   1,751,210,423
Diversified Conservative Growth.........    6,246,769   (12,412,749)   (715,072)    (6,881,052)    180,594,396
Equity..................................   97,166,947  (746,017,389)       (232)  (648,850,674)  3,972,929,588
Flexible Managed........................   80,555,215  (415,090,269)         --   (334,535,054)  3,961,057,501
Global..................................   24,331,733   (86,745,665)    806,538    (61,607,394)    620,278,102
Government Income.......................   20,046,036      (125,128)         --     19,920,908     650,243,898
High Yield Bond.........................   40,003,268  (163,548,375)         --   (123,545,107)  1,350,152,686
Jennison................................   23,518,049  (289,114,932)         --   (265,596,883)  1,757,267,981
Jennison 20/20 Focus....................    1,766,491    (7,863,645)         --     (6,097,154)     70,811,921
Natural Resources.......................   90,796,820   (30,897,371)     (1,001)    59,898,448     375,351,707
Small Capitalization Stock..............   74,340,430  (125,733,706)         --    (51,393,276)    563,424,417
SP Aggressive Growth Asset Allocation...           --    (3,290,799)         --     (3,290,799)     18,364,126
SP AIM Aggressive Growth................      354,942      (541,085)         --       (186,143)      9,918,917
SP AIM Core Equity......................      183,385    (1,880,596)         --     (1,697,211)     15,877,061
SP Alliance Large Cap Growth............      229,594    (9,603,491)         --     (9,373,897)     68,555,787
SP Alliance Technology..................      141,932    (2,499,994)         --     (2,358,062)      8,878,430

                                      C17

                                                       Other Cost
                                                          Basis       Total Net
        Portfolio          Appreciation  Depreciation  Adjustments    Unrealized     Tax Basis
        ---------          ------------ -------------  -----------  -------------  --------------
SP Balanced Asset
  Allocation.............. $  1,293,202 $ (16,871,064)          --  $ (15,577,862) $  162,925,944
SP Conservative Asset
  Allocation..............    1,617,649    (8,078,499)          --     (6,460,850)    124,002,975
SP Davis Value............    2,672,297   (21,407,843)          --    (18,735,546)    183,842,346
SP Deutsche International
  Equity..................      728,283    (4,247,462) $    16,630     (3,502,549)     48,896,627
SP Growth Asset Allocation      338,826   (15,455,761)          --    (15,116,935)    111,492,943
SP INVESCO Small
  Company Growth..........      620,367    (1,463,810)          --       (843,443)     13,580,774
SP Jennison International
  Growth..................    1,303,375    (4,913,623)      11,287     (3,598,961)     61,814,782
SP Large Cap Value........      716,802    (5,203,135)          --     (4,486,333)     42,811,037
SP MFS Capital
  Opportunities...........      212,735    (1,329,662)          31     (1,116,896)     10,621,339
SP Mid-Cap Growth.........      185,835      (653,671)          48       (467,788)     19,547,906
SP PIMCO High Yield.......    3,215,398    (5,693,932)     (18,926)    (2,497,460)    113,049,084
SP PIMCO Total Return.....   12,874,671    (3,126,906)  (2,949,177)     6,798,588     612,897,508
SP Prudential U.S.
  Emerging Growth.........    1,861,540    (3,134,203)          --     (1,272,663)     52,742,578
SP Small/Mid Cap Value....    3,777,868   (11,239,757)          --     (7,461,889)    107,149,777
SP Strategic Partners
  Focused Growth..........      227,942    (2,469,148)          --     (2,241,206)     19,571,682
Stock Index...............  591,016,969  (494,066,604)          --     96,950,365   2,423,864,311
Value.....................   35,022,511  (139,082,517)          --   (104,060,006)  1,455,835,384
Zero Coupon Bond 2005.....    6,881,308            --           --      6,881,308      60,022,287

       The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2002, the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios have Class II shares outstanding.

                                      C18

       Transactions in shares of common stock of the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios were as follows:


 Equity Portfolio:
                      Class I                          Shares        Amount
                      -------                       -----------  -------------
 Year ended December 31, 2002:
 Capital stock sold................................   9,066,050  $ 172,609,056
 Capital stock issued in reinvestment of dividends
   and distributions...............................   2,132,831     34,102,714
 Capital stock repurchased......................... (28,676,676)  (508,658,672)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding..... (17,477,795) $(301,946,902)
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................   6,820,032  $ 145,636,754
 Capital stock issued in reinvestment of dividends
   and distributions...............................  13,866,586    306,268,475
 Capital stock repurchased......................... (26,086,147)  (561,395,525)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....  (5,399,529) $(109,490,296)
                                                    ===========  =============

                     Class II
                     --------
 Year ended December 31, 2002:
 Capital stock sold................................       7,765  $     139,490
 Capital stock issued in reinvestment of dividends
   and distributions...............................         151          2,409
 Capital stock repurchased.........................     (34,521)      (675,949)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....     (26,605) $    (534,050)
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................     112,189  $   2,532,973
 Capital stock issued in reinvestment of dividends
   and distributions...............................       5,636        125,301
 Capital stock repurchased.........................    (138,975)    (3,104,182)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....     (21,150) $    (445,908)
                                                    ===========  =============

 Jennison Portfolio:

                      Class I                          Shares        Amount
                      -------                       -----------  -------------
 Year ended December 31, 2002:
 Capital stock sold................................  18,502,162  $ 296,376,121
 Capital stock issued in reinvestment of dividends
   and distributions...............................     275,676      3,653,967
 Capital stock repurchased......................... (28,004,862)  (430,726,656)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....  (9,227,024) $(130,696,568)
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................  15,162,691  $ 294,854,388
 Capital stock issued in reinvestment of dividends
   and distributions...............................   1,350,634     27,566,212
 Capital stock repurchased......................... (24,682,625)  (472,653,566)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....  (8,169,300) $(150,232,966)
                                                    ===========  =============

                     Class II
                     --------
 Year ended December 31, 2002:
 Capital stock sold................................  14,430,223  $ 231,045,480
 Capital stock repurchased......................... (13,872,483)  (222,104,589)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....     557,740  $   8,940,891
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................   8,809,453  $ 173,244,331
 Capital stock issued in reinvestment of dividends
   and distributions...............................      12,554        258,621
 Capital stock repurchased.........................  (6,174,713)  (123,299,190)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   2,647,294  $  50,203,762
                                                    ===========  =============

                                      C19

 Jennison 20/20 Focus Portfolio:

                      Class I                          Shares        Amount
                      -------                       -----------  -------------
 Year ended December 31, 2002:
 Capital stock sold................................     477,599  $   4,746,289
 Capital stock issued in reinvestment of dividends
   and distributions...............................       1,519         15,466
 Capital stock repurchased.........................  (1,814,255)   (16,565,044)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....  (1,335,137) $ (11,803,289)
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................     496,617  $   5,376,043
 Capital stock issued in reinvestment of dividends
   and distributions...............................     179,602      1,980,797
 Capital stock repurchased.........................  (1,157,513)   (12,147,334)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....    (481,294) $  (4,790,494)
                                                    ===========  =============

                     Class II
                     --------
 Year ended December 31, 2002:
 Capital stock sold................................     784,480  $   6,950,275
 Capital stock repurchased.........................     (70,611)      (590,963)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....     713,869  $   6,359,312
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................     145,970  $   1,547,925
 Capital stock issued in reinvestment of dividends
   and distributions...............................       1,621         17,840
 Capital stock repurchased.........................     (21,019)      (218,273)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....     126,572  $   1,347,492
                                                    ===========  =============

 SP Jennison International Growth Portfolio:

                      Class I                          Shares        Amount
                      -------                       -----------  -------------
 Year ended December 31, 2002:
 Capital stock sold................................  37,549,642  $ 176,068,778
 Capital stock repurchased......................... (32,932,112)  (154,654,000)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   4,617,530  $  21,414,778
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................   4,492,033  $  26,626,723
 Capital stock issued in reinvestment of dividends
   and distributions...............................       6,463         40,473
 Capital stock repurchased.........................  (1,737,830)   (10,192,987)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   2,760,666  $  16,474,209
                                                    ===========  =============

                     Class II
                     --------
 Year ended December 31, 2002:
 Capital stock sold................................  60,413,048  $ 283,561,226
 Capital stock repurchased......................... (57,515,532)  (271,312,534)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   2,897,516  $  12,248,692
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................  30,215,939  $ 187,397,199
 Capital stock issued in reinvestment of dividends
   and distributions...............................       3,643         22,107
 Capital stock repurchased......................... (27,799,636)  (173,216,031)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   2,419,946  $  14,203,275
                                                    ===========  =============

                                      C20

  SP Prudential U.S. Emerging Growth Portfolio:

                       Class I                         Shares       Amount
                       -------                       ----------  -----------
  Year ended December 31, 2002:
  Capital stock sold................................  8,238,632  $43,716,806
  Capital stock repurchased......................... (1,860,332)  (9,356,549)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....  6,378,300  $34,360,257
                                                     ==========  ===========
  Year ended December 31, 2001:
  Capital stock sold................................  4,508,385  $31,381,960
  Capital stock repurchased.........................   (741,331)  (5,325,995)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....  3,767,054  $26,055,965
                                                     ==========  ===========

                      Class II
                      --------
  Year ended December 31, 2002:
  Capital stock sold................................     35,521  $   223,346
  Capital stock repurchased.........................    (11,448)     (55,387)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....     24,073  $   167,959
                                                     ==========  ===========
  July 9, 2001(a) through December 31, 2001:
  Capital stock sold................................     31,163  $   206,619
  Capital stock repurchased.........................     (4,181)     (27,506)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....     26,982  $   179,113
                                                     ==========  ===========
  (a)Commencement of offering of SP Prudential U.S. Emerging Growth
     Portfolio Class II shares.

  SP Strategic Partners Focused Growth Portfolio:

                       Class I                         Shares       Amount
                       -------                       ----------  -----------
  Year ended December 31, 2002:
  Capital stock sold................................  1,856,394  $10,438,074
  Capital stock repurchased.........................   (855,168)  (4,534,983)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....  1,001,226  $ 5,903,091
                                                     ==========  ===========
  Year ended December 31, 2001:
  Capital stock sold................................    992,157  $ 7,045,094
  Capital stock issued in reinvestment of dividends
    and distributions...............................        311        2,386
  Capital stock repurchased.........................   (588,919)  (3,847,665)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....    403,549  $ 3,199,815
                                                     ==========  ===========

                      Class II
                      --------
  Year ended December 31, 2002:
  Capital stock sold................................  1,308,807  $ 7,157,118
  Capital stock repurchased.........................   (285,104)  (1,602,328)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....  1,023,703  $ 5,554,790
                                                     ==========  ===========
  January 12, 2001(b) through December 31, 2001:
  Capital stock sold................................    399,184  $ 2,630,888
  Capital stock repurchased.........................   (104,768)    (593,405)
                                                     ----------  -----------
  Net increase (decrease) in shares outstanding.....    294,416  $ 2,037,483
                                                     ==========  ===========
  (b)Commencement of offering of SP Strategic Partners Focused Growth Portfolio Class II shares.

                                      C21

 Value Portfolio:
                      Class I                          Shares        Amount
                      -------                       -----------  -------------
 Year ended December 31, 2002:
 Capital stock sold................................  11,903,821  $ 189,262,633
 Capital stock issued in reinvestment of dividends
   and distributions...............................   1,470,760     20,321,246
 Capital stock repurchased......................... (23,222,677)  (358,924,662)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....  (9,848,096) $(149,340,783)
                                                    ===========  =============
 Year ended December 31, 2001:
 Capital stock sold................................  13,749,522  $ 262,932,139
 Capital stock issued in reinvestment of dividends
   and distributions...............................  10,998,371    201,945,073
 Capital stock repurchased......................... (20,742,150)  (394,297,177)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....   4,005,743  $  70,580,035
                                                    ===========  =============

                     Class II
                     --------
 Year ended December 31, 2002:
 Capital stock sold................................      89,982  $   1,403,789
 Capital stock issued in reinvestment of dividends
   and distributions...............................       1,430         19,706
 Capital stock repurchased.........................     (40,697)      (573,109)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....      50,715  $     850,386
                                                    ===========  =============
 May 14, 2001(c) through December 31, 2001:
 Capital stock sold................................      59,164  $   1,079,943
 Capital stock issued in reinvestment of dividends
   and distributions...............................       2,772         47,997
 Capital stock repurchased.........................        (256)        (4,810)
                                                    -----------  -------------
 Net increase (decrease) in shares outstanding.....      61,680  $   1,123,130
                                                    ===========  =============
 (c)Commencement of offering of Value Portfolio Class II shares.

Note 8: Borrowings

       The Series Fund (excluding the Money Market Portfolio) along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

       Global Portfolio utilized the line of credit during the year ended December 31, 2002. Global Portfolio borrowed $12,400,000 for one day at an interest rate of 2.265%.

       SP Mid-Cap Growth Portfolio utilized the line of credit during the year ended December 31, 2002. The average daily balance for the 8 days the Portfolio had outstanding during the year was approximately $792,600 at a weighted average interest rate of approximately 2.40%.


                                      C22

Financial Highlights

                                                                       Diversified Bond Portfolio
                                                          ---------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ---------------------------------------------------
                                                            2002      2001       2000        1999      1998
                                                          --------  --------  --------    --------   --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  11.36  $  11.28  $  10.95    $  11.06   $  11.02
                                                          --------  --------  --------    --------   --------
Income From Investment Operations:
Net investment income....................................     0.57      0.67      0.77        0.67       0.69
Net realized and unrealized gains (losses) on investments     0.17      0.12      0.26       (0.75)      0.08
                                                          --------  --------  --------    --------   --------
   Total from investment operations......................     0.74      0.79      1.03       (0.08)      0.77
                                                          --------  --------  --------    --------   --------
Less Distributions:
Dividends from net investment income.....................    (1.27)    (0.71)    (0.70)         --      (0.69)
Distributions from net realized gains....................       --        --        --(b)    (0.03)     (0.04)
Tax return of capital distributions......................    (0.01)       --        --          --         --
                                                          --------  --------  --------    --------   --------
   Total distributions...................................    (1.28)    (0.71)    (0.70)      (0.03)     (0.73)
                                                          --------  --------  --------    --------   --------
Net Asset Value, end of year............................. $  10.82  $  11.36  $  11.28    $  10.95   $  11.06
                                                          ========  ========  ========    ========   ========
Total Investment Return(a)...............................     7.07%     6.98%     9.72%      (0.74)%     7.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,370.3  $1,400.7  $1,269.8    $1,253.8   $1,122.6
Ratios to average net assets:
  Expenses...............................................     0.44%     0.44%     0.45%       0.43%      0.42%
  Net investment income..................................     5.25%     6.35%     6.83%       6.25%      6.40%
Portfolio turnover rate..................................      595%      257%      139%        171%       199%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                                        Diversified Conservative Growth Portfolio
                                                        -----------------------------------
                                                               Year Ended          May 3, 1999(a)
                                                              December 31,            through
                                                        -----------------------     December 31,
                                                          2002      2001    2000        1999
                                                        ------     ------  ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period................... $ 9.89     $10.16  $10.37      $10.00
                                                        ------     ------  ------      ------
Income From Investment Operations:
Net investment income..................................   0.38       0.42    0.46        0.22
Net realized and unrealized gains (losses) on
 investments...........................................  (1.08)     (0.28)  (0.09)       0.39
                                                        ------     ------  ------      ------
   Total from investment operations....................  (0.70)      0.14    0.37        0.61
                                                        ------     ------  ------      ------
Less Distributions:
Dividends from net investment income...................  (0.02)     (0.41)  (0.46)      (0.22)
Distributions in excess of net investment income.......     --         --   (0.01)      (0.02)
Distributions from net realized gains..................     --         --   (0.09)         --
Distributions in excess of net realized gains..........     --         --   (0.02)         --
                                                        ------     ------  ------      ------
   Total distributions.................................  (0.02)     (0.41)  (0.58)      (0.24)
                                                        ------     ------  ------      ------
Net Asset Value, end of period......................... $ 9.17     $ 9.89  $10.16      $10.37
                                                        ======     ======  ======      ======
Total Investment Return(b).............................  (7.10)%     1.51%   3.79%       6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)................ $157.1     $204.1  $204.8      $115.8
Ratios to average net assets:
 Expenses..............................................   0.92%      0.94%   0.93%       1.05%(c)
 Net investment income.................................   3.63%      4.17%   4.71%       3.74%(c)
Portfolio turnover.....................................    271%       315%    319%        107%(d)

(a)Commencement of investment operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

Financial Highlights


                                                                           Equity Portfolio
                                                          --------------------------------------------------
                                                                                Class I
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                             2002       2001      2000      1999      1998
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  20.49   $  24.50   $  28.90  $  29.64  $  31.07
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.17       0.18       0.51      0.54      0.60
Net realized and unrealized gains (losses) on investments    (4.75)     (2.83)      0.26      3.02      2.21
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.58)     (2.65)      0.77      3.56      2.81
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.16)     (0.18)     (0.51)    (0.53)    (0.60)
Distributions in excess of net investment income.........       --         --      (0.02)       --        --
Distributions from net realized gains....................       --      (1.18)     (4.64)    (3.77)    (3.64)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.16)     (1.36)     (5.17)    (4.30)    (4.24)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  15.75   $  20.49   $  24.50  $  28.90  $  29.64
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)                                  (22.34)%   (11.18)%     3.28%    12.49%     9.34%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,273.6   $4,615.9   $5,652.7  $6,235.0  $6,247.0
Ratios to average net assets:
  Expenses...............................................     0.48%      0.49%      0.49%     0.47%     0.47%
  Net investment income..................................     0.88%      0.84%      1.75%     1.72%     1.81%
Portfolio turnover rate..................................       54%       153%        78%        9%       25%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                                       Equity Portfolio
                                                          --------------------------------------
                                                                           Class II
                                                          --------------------------------------
                                                                  Year Ended          May 3, 1999(d)
                                                                 December 31,            through
                                                          --------------------------   December 31,
                                                            2002      2001     2000        1999
                                                          -------   -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $ 20.49   $ 24.51   $28.92      $32.79
                                                          -------   -------   ------      ------
Income From Investment Operations:
Net investment income....................................    0.09      0.09     0.39        0.28
Net realized and unrealized gains (losses) on investments   (4.72)    (2.83)    0.26       (0.60)
                                                          -------   -------   ------      ------
   Total from investment operations......................   (4.63)    (2.74)    0.65       (0.32)
                                                          -------   -------   ------      ------
Less Distributions:
Dividends from net investment income.....................   (0.10)    (0.10)   (0.40)      (0.34)
Distributions in excess of net investment income.........      --        --    (0.02)         --
Distributions from net realized gains....................      --     (1.18)   (4.64)      (3.21)
                                                          -------   -------   ------      ------
   Total distributions...................................   (0.10)    (1.28)   (5.06)      (3.55)
                                                          -------   -------   ------      ------
Net Asset Value, end of period........................... $ 15.76   $ 20.49   $24.51      $28.92
                                                          =======   =======   ======      ======
Total Investment Return(a)                                 (22.62)%  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $   0.4   $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...............................................    0.88%     0.89%    0.91%       0.87%(b)
  Net investment income..................................    0.46%     0.45%    1.26%       1.33%(b)
Portfolio turnover rate..................................      54%      153%      78%          9%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not Annualized.

(d)Commencement of offering of Class II shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D2

Financial Highlights


                                                                          Global Portfolio
                                                          -----------------------------------------------
                                                                             Year Ended
                                                                            December 31,
                                                          -----------------------------------------------
                                                            2002      2001       2000      1999     1998
                                                          -------   -------   --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 15.29   $ 23.61   $  30.98   $  21.16  $17.92
                                                          -------   -------   --------   --------  ------
Income From Investment Operations:
Net investment income....................................    0.07      0.09       0.07       0.06    0.07
Net realized and unrealized gains (losses) on investments   (3.87)    (3.58)     (5.30)     10.04    4.38
                                                          -------   -------   --------   --------  ------
   Total from investment operations......................   (3.80)    (3.49)     (5.23)     10.10    4.45
                                                          -------   -------   --------   --------  ------
Less Distributions:
Dividends from net investment income.....................   (0.14)    (0.06)     (0.07)        --   (0.16)
Distributions in excess of net investment income.........      --        --      (0.13)     (0.10)  (0.12)
Distributions from net realized gains....................      --     (4.77)     (1.94)     (0.18)  (0.93)
                                                          -------   -------   --------   --------  ------
   Total distributions...................................   (0.14)    (4.83)     (2.14)     (0.28)  (1.21)
                                                          -------   -------   --------   --------  ------
Net Asset Value, end of year............................. $ 11.35   $ 15.29   $  23.61   $  30.98  $21.16
                                                          =======   =======   ========   ========  ======
Total Investment Return(a)...............................  (25.14)%  (17.64)%   (17.68)%    48.27%  25.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 514.9   $ 885.0   $1,182.1   $1,298.3  $844.5
Ratios to average net assets:
  Expenses...............................................    0.82%     0.84%      0.85%      0.84%   0.86%
  Net investment income..................................    0.47%     0.58%      0.25%      0.21%   0.29%
Portfolio turnover rate..................................      75%       67%        95%        76%     73%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                           High Yield Bond Portfolio
                                                  ------------------------------------------
                                                                   Year Ended
                                                                  December 31,
                                                  ------------------------------------------
                                                    2002      2001     2000    1999     1998
                                                  --------  ------   ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $   5.40  $ 6.14   $ 7.52   $ 7.21  $ 8.14
                                                  --------  ------   ------   ------  ------
Income From Investment Operations:
Net investment income............................     0.29    0.58     0.74     0.79    0.77
Net realized and unrealized losses on investments    (0.21)  (0.62)   (1.30)   (0.46)  (0.94)
                                                  --------  ------   ------   ------  ------
   Total from investment operations..............     0.08   (0.04)   (0.56)    0.33   (0.17)
                                                  --------  ------   ------   ------  ------
Less Distributions:
Dividends from net investment income.............    (0.89)  (0.70)   (0.82)   (0.02)  (0.76)
                                                  --------  ------   ------   ------  ------
Net Asset Value, end of year..................... $   4.59  $ 5.40   $ 6.14   $ 7.52  $ 7.21
                                                  ========  ======   ======   ======  ======
Total Investment Return(a).......................     1.50%  (0.44)%  (7.91)%   4.61%  (2.36)%
Ratios/Supplement Data:
Net assets, end of year (in millions)............ $1,128.6  $655.8   $661.3   $802.2  $789.3
Ratios to average net assets:
  Expenses.......................................     0.58%   0.60%    0.60%    0.60%   0.58%
  Net investment income..........................     9.36%  10.93%   10.47%   10.48%  10.31%
Portfolio turnover rate..........................       77%     84%      76%      58%     63%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D3

Financial Highlights


                                                                           Jennison Portfolio
                                                          ----------------------------------------------------
                                                                                 Class I
                                                          ----------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                          ----------------------------------------------------
                                                             2002       2001       2000       1999      1998
                                                          --------   --------   --------    --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  18.57   $  22.97   $  32.39    $  23.91  $  17.73
                                                          --------   --------   --------    --------  --------
Income From Investment Operations:
Net investment income....................................     0.03       0.04       0.01        0.05      0.04
Net realized and unrealized gains (losses) on investments    (5.78)     (4.22)     (5.61)       9.88      6.56
                                                          --------   --------   --------    --------  --------
   Total from investment operations......................    (5.75)     (4.18)     (5.60)       9.93      6.60
                                                          --------   --------   --------    --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.03)     (0.03)        --(b)    (0.05)    (0.04)
Distributions from net realized gains....................       --      (0.19)     (3.82)      (1.40)    (0.38)
                                                          --------   --------   --------    --------  --------
   Total distributions...................................    (0.03)     (0.22)     (3.82)      (1.45)    (0.42)
                                                          --------   --------   --------    --------  --------
Net Asset Value, end of year............................. $  12.79   $  18.57   $  22.97    $  32.39  $  23.91
                                                          ========   ========   ========    ========  ========
Total Investment Return(a)...............................   (30.95)%   (18.25)%   (17.38)%     41.76%    37.46%
Ratios/Supplement Data:
Net assets, end of year (in millions).................... $1,388.8   $2,186.9   $2,892.7    $2,770.7  $1,198.7
Ratios to average net assets:
  Expenses...............................................     0.61%      0.64%      0.64%       0.63%     0.63%
  Net investment income..................................     0.21%      0.18%      0.02%       0.17%     0.20%
Portfolio turnover rate..................................       74%        86%        89%         58%       54%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Less than $0.005 per share.

                                                             Jennison Portfolio
                                                  ------------------------------------
                                                                  Class II
                                                  ------------------------------------
                                                                       February 10, 2000(e)
                                                       Year Ended            through
                                                      December 31,         December 31,
                                                  -----------------    --------------------
                                                    2002       2001            2000
                                                  -------   -------    --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $ 18.45   $ 22.88          $ 34.25
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.02)     0.01            (0.03)
Net realized and unrealized losses on investments   (5.73)    (4.25)           (7.54)
                                                  -------   -------          -------
   Total from investment operations..............   (5.75)    (4.24)           (7.57)
                                                  -------   -------          -------
Less Distributions:
Dividends from net investment income.............      --       -- (d)           -- (d)
Distributions from net realized gains............      --     (0.19)           (3.80)
                                                  -------   -------          -------
   Total distributions...........................      --     (0.19)           (3.80)
                                                  -------   -------          -------
Net Asset Value, end of period................... $ 12.70   $ 18.45          $ 22.88
                                                  =======   =======          =======
Total Investment Return(a).......................  (31.17)%  (18.60)%         (22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions).......... $  48.1   $  59.6          $  13.3
Ratios to average net assets:
  Expenses.......................................    1.01%     1.04%            1.04%(b)
  Net investment loss............................   (0.19)%   (0.19)%          (0.39)%(b)
Portfolio turnover rate..........................      74%       86%              89%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

(d)Less than $0.005 per share.

(e)Commencement of offering of Class II Shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D4

Financial Highlights


                                                                Jennison 20/20 Focus Portfolio
                                                          ---------------------------------------
                                                                            Class I
                                                          ---------------------------------------
                                                                   Year Ended          May 3, 1999(a)
                                                                  December 31,            through
                                                          --------------------------    December 31,
                                                             2002      2001     2000        1999
                                                          -------    ------   ------   --------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $ 10.65    $10.99   $11.88       $10.00
                                                          -------    ------   ------       ------
Income From Investment Operations:
Net investment income....................................    0.02      0.05     0.05         0.02
Net realized and unrealized gains (losses) on investments   (2.39)    (0.15)   (0.71)        1.88
                                                          -------    ------   ------       ------
   Total from investment operations......................   (2.37)    (0.10)   (0.66)        1.90
                                                          -------    ------   ------       ------
Less Distributions:
Dividends from net investment income.....................      --(d)  (0.05)   (0.05)       (0.02)
Distributions from net realized gains....................      --     (0.19)   (0.18)          --(d)
                                                          -------    ------   ------       ------
   Total distributions...................................      --     (0.24)   (0.23)       (0.02)
                                                          -------    ------   ------       ------
Net Asset Value, end of period........................... $  8.28    $10.65   $10.99       $11.88
                                                          =======    ======   ======       ======
Total Investment Return(b)...............................  (22.24)%   (1.01)%  (5.41)%      18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions).................. $  57.2    $ 87.8   $ 95.8       $ 65.0
Ratios to average net assets:
  Expenses...............................................    0.97%     0.93%    0.88%        1.09%(c)
  Net investment income..................................    0.19%     0.46%    0.45%        0.33%(c)
Portfolio turnover rate..................................      75%      131%     163%          64%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                                                       Jennison 20/20 Focus Portfolio
                                                  ------------------------------------
                                                                  Class II
                                                  ------------------------------------
                                                      Year Ended      February 15, 2000(a)
                                                     December 31,           through
                                                  -----------------       December 31,
                                                     2002      2001           2000
                                                  -------    ------   --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $ 10.63    $10.99          $11.36
                                                  -------    ------          ------
Income From Investment Operations:
Net investment income............................      --(d)   0.02            0.01
Net realized and unrealized losses on investments   (2.40)    (0.15)          (0.19)
                                                  -------    ------          ------
   Total from investment operations..............   (2.40)    (0.13)          (0.18)
                                                  -------    ------          ------
Less Distributions:
Dividends from net investment income.............      --     (0.04)          (0.01)
Distributions from net realized gains............      --     (0.19)          (0.18)
                                                  -------    ------          ------
   Total distributions...........................      --     (0.23)          (0.19)
                                                  -------    ------          ------
Net Asset Value, end of period................... $  8.23    $10.63          $10.99
                                                  =======    ======          ======
Total Investment Return(b):......................  (22.58)%   (1.30)%         (1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions).......... $   7.5    $  2.0          $  0.7
Ratios to average net assets:
  Expenses.......................................    1.37%     1.33%           1.28%(c)
  Net investment income (loss)...................   (0.21)%    0.06%           0.10%(c)
Portfolio turnover rate..........................      75%      131%            163%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D5

Financial Highlights


                                                          Money Market Portfolio
                                              ----------------------------------------------
                                                                Year Ended
                                                               December 31,
                                              ----------------------------------------------
                                                2002      2001      2000      1999     1998
                                              --------  --------  --------  --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year........... $  10.00  $  10.00  $  10.00  $  10.00  $10.00
                                              --------  --------  --------  --------  ------
Income From Investment Operations:
Net investment income and realized and
 unrealized gains............................     0.15      0.41      0.60      0.49    0.52
Dividend and distributions...................    (0.15)    (0.41)    (0.60)    (0.49)  (0.52)
                                              --------  --------  --------  --------  ------
Net Asset Value, end of year................. $  10.00  $  10.00  $  10.00  $  10.00  $10.00
                                              ========  ========  ========  ========  ======
Total Investment Return(a)...................     1.52%     4.22%     6.20%     4.97%   5.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........ $1,366.6  $1,501.9  $1,238.2  $1,335.5  $920.2
Ratios to average net assets:
 Expenses....................................     0.43%     0.43%     0.44%     0.42%   0.41%
 Net investment income.......................     1.52%     3.86%     6.03%     4.90%   5.20%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                      Small Capitalization Stock Portfolio
                                   ----------------------------------------
                                                   Year Ended
                                                  December 31,
                                   ----------------------------------------
                                     2002     2001    2000    1999     1998
                                   -------   ------  ------  ------  ------
   Per Share Operating
    Performance:
   Net Asset Value, beginning of
    year.......................... $ 15.48   $17.11  $16.25  $14.71  $15.93
                                   -------   ------  ------  ------  ------
   Income From Investment
    Operations:
   Net investment income..........    0.06     0.06    0.07    0.10    0.09
   Net realized and unrealized
    gains (losses) on investments.   (2.31)    0.67    1.81    1.71   (0.25)
                                   -------   ------  ------  ------  ------
      Total from investment
       operations.................   (2.25)    0.73    1.88    1.81   (0.16)
                                   -------   ------  ------  ------  ------
   Less Distributions:
   Dividends from net investment
    income........................   (0.13)   (0.08)  (0.08)     --   (0.09)
   Distributions from net
    realized gains................   (0.19)   (2.28)  (0.94)  (0.27)  (0.97)
                                   -------   ------  ------  ------  ------
      Total distributions.........   (0.32)   (2.36)  (1.02)  (0.27)  (1.06)
                                   -------   ------  ------  ------  ------
   Net Asset Value, end of year... $ 12.91   $15.48  $17.11  $16.25  $14.71
                                   =======   ======  ======  ======  ======
   Total Investment Return(a).....  (14.92)%   5.53%  12.81%  12.68%  (0.76)%
   Ratios/Supplemental Data:
   Net assets, end of year (in
    millions)..................... $ 467.4   $611.1  $568.3  $437.5  $360.4
   Ratios to average net assets:
    Expenses......................    0.46%    0.48%   0.48%   0.45%   0.47%
    Net investment income.........    0.40%    0.52%   0.59%   0.70%   0.57%
   Portfolio turnover rate........      17%      23%     29%     31%     26%

   (a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D6

Financial Highlights

                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                       Year Ended
                                                      December 31,         September 22, 2000(a)
                                                  ----------------------          through
                                                     2002        2001        December 31, 2000
                                                   -------      -------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  7.58      $  9.33            $10.00
                                                   -------      -------           ------
Income From Investment Operations:
Net investment income............................      --(e)      0.02              0.01
Net realized and unrealized losses on investments   (1.68)       (1.69)            (0.67)
                                                   -------      -------           ------
   Total from investment operations..............   (1.68)       (1.67)            (0.66)
                                                   -------      -------           ------
Less Distributions:
Dividends from net investment income.............      --        (0.02)            (0.01)
Distributions from net realized gains............      --        (0.06)               --
                                                   -------      -------           ------
   Total distributions...........................      --        (0.08)            (0.01)
                                                   -------      -------           ------
Net Asset Value, end of period................... $  5.90      $  7.58            $ 9.33
                                                   =======      =======           ======
Total Investment Return(b).......................  (22.16)%     (17.92)%           (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  15.1      $   7.5            $  2.1
Ratios to average net assets:
  Expenses.......................................    0.05%        0.05%             0.05%(c)
  Net investment income..........................    0.06%        0.39%             0.36%(c)
Portfolio turnover rate..........................      26%          62%                6%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                                                      SP Alliance Technology Portfolio
                                                  -------------------------------------
                                                      Year Ended
                                                     December 31,     September 22, 2000(a)
                                                  -----------------          through
                                                    2002      2001      December 31, 2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.71   $  7.62          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.04)    (0.03)            0.01
Net realized and unrealized losses on investments   (2.32)    (1.88)           (2.38)
                                                  -------   -------          -------
   Total from investment operations..............   (2.36)    (1.91)           (2.37)
                                                  -------   -------          -------
Less Distributions:
Dividends from net investment income.............      --        --            (0.01)
Distributions in excess of net investment income.      --        --               --(c)
                                                  -------   -------          -------
   Total distributions...........................      --        --            (0.01)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  3.35   $  5.71          $  7.62
                                                  =======   =======          =======
Total Investment Return(b).......................  (41.33)%  (25.07)%         (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $   6.5   $   7.7          $   6.1
Ratios to average net assets:(f)
  Expenses.......................................    1.30%     1.30%            1.30%(d)
  Net investment income (loss)...................   (1.10)%   (0.69)%           0.37%(d)
Portfolio turnover rate..........................      81%       47%              23%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.

(f)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D7

Financial Highlights


                                                   SP Balanced Asset Allocation Portfolio
                                                  ------------------------------------
                                                      Year Ended
                                                     December 31,    September 22, 2000(a)
                                                  ----------------          through
                                                    2002      2001     December 31, 2000
                                                  -------   ------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  9.02   $ 9.80          $10.00
                                                  -------   ------          ------
Income from Investment Operations:
Net investment income............................    0.11     0.14            0.06
Net realized and unrealized losses on investments   (1.16)   (0.73)          (0.20)
                                                  -------   ------          ------
   Total from investment operations..............   (1.05)   (0.59)          (0.14)
                                                  -------   ------          ------
Less Distributions:
Dividends from net investment income.............      --    (0.14)          (0.06)
Distributions from net realized gains............   (0.01)   (0.05)             --
                                                  -------   ------          ------
   Total distributions...........................   (0.01)   (0.19)          (0.06)
                                                  -------   ------          ------
Net asset value, end of period................... $  7.96   $ 9.02          $ 9.80
                                                  =======   ======          ======
Total Investment Return(b).......................  (11.67)%  (5.99)%         (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $ 147.3   $ 66.1          $  3.7
Ratios to average net assets:
  Expenses.......................................    0.05%    0.05%           0.05%(c)
  Net investment income..........................    1.96%    3.26%           4.89%(c)
Portfolio turnover rate..........................      22%      35%              4%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Not annualized.

                                                             SP Conservative Asset Allocation Portfolio
                                                             --------------------------------------
                                                                Year Ended
                                                               December 31,      September 22, 2000(a)
                                                             -----------------          through
                                                               2002      2001      December 31, 2000
                                                             ------    ------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $ 9.77    $10.00           $10.00
                                                             ------    ------           ------
Income From Investment Operations:
Net investment income.......................................   0.16      0.21             0.08
Net realized and unrealized gains (losses) on investments...  (0.73)    (0.24)              --(c)
                                                             ------    ------           ------
   Total from investment operations.........................  (0.57)    (0.03)            0.08
                                                             ------    ------           ------
Less Distributions:
Dividends from net investment income........................  (0.03)    (0.16)           (0.08)
Distributions from net realized gains.......................  (0.01)    (0.04)              --(c)
                                                             ------    ------           ------
   Total distributions......................................  (0.04)    (0.20)           (0.08)
                                                             ------    ------           ------
Net Asset Value, end of period.............................. $ 9.16    $ 9.77           $10.00
                                                             ======    ======           ======
Total Investment Return(b)..................................  (5.88)%   (0.23)%           0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $117.5    $ 47.9           $  1.9
Ratios to average net assets:
 Expenses...................................................   0.05%     0.05%            0.05%(d)
 Net investment income......................................   2.79%     4.76%            8.07%(d)
Portfolio turnover rate.....................................     25%       29%               4%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Less than $0.005 per share.

(d) Annualized.

(e) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D8

Financial Highlights


                                                     SP Growth Asset Allocation Portfolio
                                                  --------------------------------------
                                                       Year Ended
                                                      December 31,     September 22, 2000(a)
                                                  ------------------          through
                                                     2002      2001      December 31, 2000
                                                  -------    -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  8.27    $  9.52          $10.00
                                                  -------    -------          ------
Income from Investment Operations:
Net investment income............................    0.06       0.09            0.03
Net realized and unrealized losses on investments   (1.49)     (1.21)          (0.49)
                                                  -------    -------          ------
   Total from investment operations..............   (1.43)     (1.12)          (0.46)
                                                  -------    -------          ------
Less Distributions:
Dividends from net investment income.............      --      (0.08)          (0.02)
Distributions from net realized gains............      --(e)   (0.05)             --
                                                  -------    -------          ------
   Total distributions...........................      --      (0.13)          (0.02)
                                                  -------    -------          ------
Net Asset Value, end of period................... $  6.84    $  8.27          $ 9.52
                                                  =======    =======          ======
Total Investment Return(b).......................  (17.26)%   (11.77)%         (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  96.4    $  46.8          $  3.9
Ratios to average net assets:
  Expenses.......................................    0.05%      0.05%           0.05%(c)
  Net investment income..........................    1.12%      1.71%           2.95%(c)
Portfolio turnover rate..........................      24%        43%             39%(d)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)Annualized.

(d)Not annualized.

(e)Less than $0.005 per share.

                                                  SP INVESCO Small Company Growth Portfolio
                                                  ------------------------------------
                                                      Year Ended      September 22, 2000(a)
                                                     December 31,            through
                                                  -----------------       December 31,
                                                    2002      2001            2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.94   $  8.38          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment loss..............................   (0.03)    (0.02)              --(f)
Net realized and unrealized losses on investments   (2.07)    (1.42)           (1.62)
                                                  -------   -------          -------
   Total from investment operations..............   (2.10)    (1.44)           (1.62)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  4.84   $  6.94          $  8.38
                                                  =======   =======          =======
Total Investment Return(b).......................  (30.26)%  (17.18)%         (16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  12.5   $   8.4          $   5.5
Ratios to average net assets:(d)
  Expenses.......................................    1.15%     1.15%            1.15%(c)
  Net investment loss............................   (0.73)%   (0.28)%          (0.10)%(c)
Portfolio turnover rate..........................     109%       83%              29%(e)

(a)Commencement of operations

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D9

Financial Highlights


                                                   SP Jennison International Growth Portfolio
                                                  -----------------------------------------
                                                                     Class I
                                                  -----------------------------------------
                                                        Year Ended
                                                       December 31,       September 22, 2000(a)
                                                  -------------------            through
                                                     2002       2001(f)     December 31, 2000
                                                  -------     -------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.45     $  8.50            $ 10.00
                                                  -------     -------            -------
Income From Investment Operations:
Net investment income............................    0.01        0.02               0.01
Net realized and unrealized losses on investments   (1.24)      (3.05)             (1.51)
                                                  -------     -------            -------
   Total from investment operations..............   (1.23)      (3.03)             (1.50)
                                                  -------     -------            -------
Less Distributions:
Tax return of capital distributions..............      --       (0.02)                --
                                                  -------     -------            -------
Net Asset Value, end of period................... $  4.22     $  5.45            $  8.50
                                                  =======     =======            =======
Total Investment Return(b).......................  (22.57)%    (35.64)%           (15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  34.9     $  19.9            $   7.6
Ratios to average net assets(d)..................
  Expenses.......................................    1.24%       1.24%              1.24%(c)
  Net investment income..........................    0.26%(g)    0.31%(g)           0.51%(c)
Portfolio turnover rate..........................     108%         86%                12%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002, 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the year.

(g)Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

                                                   SP Jennison International Growth Portfolio
                                                  ----------------------------------------
                                                                    Class II
                                                  ----------------------------------------
                                                         Year Ended
                                                        December 31,        October 4, 2000(a)
                                                  --------------------           through
                                                      2002       2001(g)    December 31, 2000
                                                  -------      -------      ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  5.43      $  8.48           $  9.79
                                                  -------      -------           -------
Income From Investment Operations:
Net investment income (loss).....................      --(f)       (--)(f)            --(f)
Net realized and unrealized losses on investments   (1.24)       (3.04)            (1.31)
                                                  -------      -------           -------
   Total from investment operations..............   (1.24)       (3.04)            (1.31)
                                                  -------      -------           -------
Less Distributions:
Tax return of capital distributions..............      --        (0.01)               --
                                                  -------      -------           -------
Net Asset Value, end of period................... $  4.19      $  5.43           $  8.48
                                                  =======      =======           =======
Total Investment Return(b).......................  (22.84)%     (35.92)%          (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  23.6      $  14.9           $   2.7
Ratios to average net assets:(d)
  Expenses.......................................    1.64%        1.64%             1.64%(c)
  Net investment income (loss)...................   (0.11)%(h)   (0.03)%(h)           --%(c)
Portfolio turnover rate..........................     108%          86%               12%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002, 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

(g)Calculated based upon weighted average shares outstanding during the year.

(h)Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D10

Financial Highlights

                                                                   SP Large Cap Value Portfolio
                                                             -------------------------------------
                                                                 Year Ended      September 22, 2000(a)
                                                                December 31,            through
                                                             -----------------       December 31,
                                                                2002      2001           2000
                                                             -------    ------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........................ $  9.44    $10.44          $10.00
                                                             -------    ------          ------
Income From Investment Operations:
Net investment income.......................................    0.08      0.09            0.04
Net realized and unrealized gains (losses) on investments...   (1.62)    (0.99)           0.44
                                                             -------    ------          ------
   Total from investment operations.........................   (1.54)    (0.90)           0.48
                                                             -------    ------          ------
Less Distributions:
Dividends from net investment income........................   (0.09)    (0.10)          (0.04)
Distributions in excess of net investment income............      --        --              --(e)
Tax Return of Capital.......................................      --(e)     --              --
                                                             -------    ------          ------
   Total distributions......................................   (0.09)    (0.10)          (0.04)
                                                             -------    ------          ------
Net Asset Value, end of period.............................. $  7.81    $ 9.44          $10.44
                                                             =======    ======          ======
Total Investment Return(b)..................................  (16.37)%   (8.65)%          4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................... $  38.3    $23.70          $ 3.90
Ratios to average net assets:(d)
 Expenses...................................................    0.90%     0.90%           0.90%(c)
 Net investment income......................................    1.22%     1.18%           1.60%(c)
Portfolio turnover rate.....................................      96%       61%             13%(f)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e) Less than $0.005 per share.

(f) Not annualized.

                                                        SP MFS Capital Opportunities Portfolio
                                                     ----------------------------------------
                                                           Year Ended       September 22, 2000(a)
                                                          December 31,             through
                                                     -----------------          December 31,
                                                       2002        2001             2000
                                                     -------   -------      ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period................ $  7.01   $  9.15             $10.00
                                                     -------   -------             ------
Income From Investment Operations:
Net investment income...............................    0.01        --(f)            0.01
Net realized and unrealized losses on investments...   (2.02)    (2.13)             (0.85)
                                                     -------   -------             ------
   Total from investment operations.................   (2.01)    (2.13)             (0.84)
                                                     -------   -------             ------
Less Distributions:
Dividends from net investment income................      --     (0.01)             (0.01)
                                                     -------   -------             ------
Net Asset Value, end of period...................... $  5.00   $  7.01             $ 9.15
                                                     =======   =======             ======
Total Return(b).....................................  (28.67)%  (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............. $   9.3   $   8.2             $  4.3
Ratios to average net assets:(d)
 Expenses...........................................    1.00%     1.00%              1.00%(c)
 Net investment income..............................    0.16%      (--)%(g)          0.40%(c)
Portfolio turnover rate.............................     143%       99%                25%(e)

(a) Commencement of operations.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

(f) Less than $0.005 per share.

(g) Less than 0.005%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D11

Financial Highlights

                                                            SP Mid-Cap Growth Portfolio
                                                     -------------------------------------
                                                         Year Ended      September 22, 2000(a)
                                                        December 31,            through
                                                     -----------------       December 31,
                                                       2002      2001            2000
                                                     -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period................ $  7.62   $  9.69          $10.00
                                                     -------   -------          ------
Income From Investment Operations:
Net investment income (loss)........................   (0.02)    (0.01)           0.02
Net realized and unrealized losses on investments...   (3.51)    (2.01)          (0.25)
                                                     -------   -------          ------
   Total from investment operations.................   (3.53)    (2.02)          (0.23)
                                                     -------   -------          ------
Less Distributions:
Dividends from net investment income................      --     (0.01)          (0.02)
Distributions from net realized gains...............      --     (0.04)          (0.06)
                                                     -------   -------          ------
   Total distributions..............................      --     (0.05)          (0.08)
                                                     -------   -------          ------
Net Asset Value, end of period...................... $  4.09   $  7.62          $ 9.69
                                                     =======   =======          ======
Total Investment Return(b)..........................  (46.33)%  (20.93)%         (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)............. $  18.3   $  15.9          $  5.6
Ratios to average net assets:(d)
 Expenses...........................................    1.00%     1.00%           1.00%(c)
 Net investment income (loss).......................   (0.59)%   (0.20)%          1.16%(c)
Portfolio turnover rate.............................     255%       93%             27%(e)

(a) Commencement of operations.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c) Annualized.

(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e) Not annualized.

                                                      SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                      Year Ended      September 22, 2000(a)
                                                     December 31,            through
                                                 ----------------         December 31,
                                                   2002       2001            2000
                                                 ------    ------     ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............ $10.70    $10.40            $10.00
                                                 ------    ------            ------
Income From Investment Operations:
Net investment income...........................   0.28      0.32              0.13
Net realized and unrealized gains on investments   0.71      0.57              0.39
                                                 ------    ------            ------
   Total from investment operations.............   0.99      0.89              0.52
                                                 ------    ------            ------
Less Distributions:
Dividends from net investment income............  (0.28)    (0.34)            (0.11)
Distributions from net realized gains...........    -- (f)  (0.25)            (0.01)
                                                 ------    ------            ------
   Total distributions..........................  (0.28)    (0.59)            (0.12)
                                                 ------    ------            ------
Net Asset Value, end of period.................. $11.41    $10.70            $10.40
                                                 ======    ======            ======
Total Investment Return(b)......................   9.39%     8.66%             5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......... $471.7    $147.0            $ 10.7
Ratios to average net assets:
  Expenses......................................   0.67%     0.76%(d)          0.76%(c)(d)
  Net investment income.........................   3.02%     3.69%(d)          5.94%(c)(d)
Portfolio turnover rate.........................    574%      718%              239%(e)

(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D12

Financial Highlights


                                                  SP Prudential U.S. Emerging Growth Portfolio
                                                  ----------------------------------------
                                                                   Class I
                                                  ----------------------------------------
                                                      Year Ended        September 22, 2000(a)
                                                     December 31,              through
                                                  -------------------       December 31,
                                                    2002       2001             2000
                                                  -------    -------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.89    $  8.38           $ 10.00
                                                  -------    -------           -------
Income From Investment Operations:
Net investment income (loss).....................   (0.02)     (0.01)             0.01
Net realized and unrealized losses on investments   (2.19)     (1.48)            (1.62)
                                                  -------    -------           -------
   Total from investment operations..............   (2.21)     (1.49)            (1.61)
                                                  -------    -------           -------
Less Dividends:
Dividends from net investment income.............      --         --             (0.01)
                                                  -------    -------           -------
Net Asset Value, end of period................... $  4.68    $  6.89           $  8.38
                                                  =======    =======           =======
Total Investment Return(b).......................  (32.08)%   (17.78)%          (16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  51.0    $  31.2           $   6.4
Ratios to average net assets:(d)
  Expenses.......................................    0.90%      0.90%             0.90%(c)
  Net investment income (loss)...................   (0.48)%    (0.37)%            0.49%(c)
Portfolio turnover rate..........................     299%       258%               82%(e)

(a)Commencement of operations

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)% respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)Not annualized.

                                                      SP Prudential U.S Emerging
                                                           Growth Portfolio
                                                     -----------------------
                                                               Class II
                                                     -----------------------
                                                                  July 9, 2001(a)
                                                      Year Ended      through
                                                     December 31,  December 31,
                                                         2002          2001
                                                     ------------ ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period................   $  6.88        $ 7.56
                                                       -------        ------
Income From Investment Operations:
Net investment loss.................................     (0.05)        (0.01)
Net realized and unrealized losses on investments...     (2.18)        (0.67)
                                                       -------        ------
   Total from investment operations.................     (2.23)        (0.68)
                                                       -------        ------
Less Dividends:
Dividends from net investment income................        --            --
                                                       -------        ------
Net Asset Value, end of period......................   $  4.65        $ 6.88
                                                       =======        ======
Total Investment Return(b)..........................    (32.41)%       (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).............   $   0.2        $  0.2
Ratios to average net assets:(c)
 Expenses...........................................      1.30%         1.30%(d)
 Net investment loss................................     (0.89)%       (0.87)%(d)
Portfolio turnover rate.............................       299%          258%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)% respectively, for the period ended December 31, 2001.

(d)Annualized.

(e)Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D13

Financial Highlights


                                                             SP Small/Mid Cap Value Portfolio
                                                          -----------------------------------
                                                             Year Ended     September 22, 2000(a)
                                                            December 31,           through
                                                          ----------------      December 31,
                                                            2002     2001           2000
                                                          -------   ------  ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $ 11.36   $11.13         $10.00
                                                          -------   ------         ------
Income From Investment Operations:
Net investment income....................................    0.05     0.08           0.03
Net realized and unrealized gains (losses) on investments   (1.68)    0.26           1.10
                                                          -------   ------         ------
   Total from investment operations......................   (1.63)    0.34           1.13
                                                          -------   ------         ------
Less Dividends:
Dividends from net investment income.....................   (0.05)   (0.11)            --(b)
                                                          -------   ------         ------
Net Asset Value, end of period........................... $  9.68   $11.36         $11.13
                                                          =======   ======         ======
Total Investment Return(c)...............................  (14.38)%   3.11%         11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $  99.2   $ 47.4         $  6.1
Ratios to average net assets:(e)
  Expenses...............................................    1.05%    1.05%          1.05%(d)
  Net investment income..................................    0.69%    1.08%          1.79%(d)
Portfolio turnover rate..................................     116%      89%            18%(f)

(a)Commencement of operations.

(b)Less than $0.005 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.

(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)Not annualized.

                                                        SP Strategic Partners Focused
                                                              Growth Portfolio
                                                  -------------------------------------
                                                                   Class I
                                                  -------------------------------------
                                                      Year Ended
                                                     December 31,     September 22, 2000(a)
                                                  -----------------          through
                                                    2002     2001(g)    December 31, 2000
                                                  -------   -------   ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............. $  6.73   $  7.94          $ 10.00
                                                  -------   -------          -------
Income From Investment Operations:
Net investment income (loss).....................   (0.01)    (0.01)             -- (f)
Net realized and unrealized losses on investments   (1.69)    (1.20)           (2.06)
                                                  -------   -------          -------
   Total from investment operations..............   (1.70)    (1.21)           (2.06)
                                                  -------   -------          -------
Net Asset Value, end of period................... $  5.03   $  6.73          $  7.94
                                                  =======   =======          =======
Total Investment Return(b)                         (25.26)%  (15.32)%         (20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).......... $  10.8   $   7.7          $   5.9
Ratios to average net assets:(d)
  Expenses.......................................    1.01%     1.01%            1.01%(c)
  Net investment income (loss)...................   (0.30)%   (0.16)%           0.18%(c)
Portfolio turnover rate..........................      62%      116%              37%(e)

(a)Commencement of offering of Class I shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.98% and (1.28)%, respectively, for year ended December 31, 2002, 2.61% and (1.76)% respectively, for the year ended December 31, 2001 and 3.88% and (2.69)% respectively, for the period ended December 31, 2000.

(e)Not annualized.

(f)Less than $0.005 per share

(g)Calculated based upon weighted average shares outstanding during the period.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D14

Financial Highlights


                                                   SP Strategic Partners Focused
                                                          Growth Portfolio
                                                  ---------------------------
                                                              Class II
                                                  ---------------------------
                                                               January 12, 2001(a)
                                                   Year Ended        through
                                                  December 31,    December 31,
                                                      2002           2001(f)
                                                  ------------ -------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............   $  6.70          $  8.43
                                                    -------          -------
Income From Investment Operations:
Net investment loss..............................     (0.02)           (0.03)
Net realized and unrealized losses on investments     (1.69)           (1.70)
                                                    -------          -------
   Total from investment operations..............     (1.71)           (1.73)
                                                    -------          -------
Net Asset Value, end of period...................   $  4.99          $  6.70
                                                    =======          =======
Total Investment Return(b).......................    (25.52)%         (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........   $   6.6          $   2.0
Ratios to average net assets:(d)
  Expenses.......................................      1.41%            1.41%(c)
  Net investment loss............................     (0.68)%          (0.58)%(c)
Portfolio turnover rate..........................        62%             116%(e)

(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.34% and (1.61)%, respectively, for year ended December 31, 2002, 3.01% and (2.18)% respectively, for the period ended December 31, 2001.

(e)Not annualized.

(f)Calculated based upon weighted average shares outstanding during the period.


                                               Stock Index Portfolio
                                ---------------------------------------------------
                                                     Year Ended
                                                    December 31,
                                ---------------------------------------------------
                                   2002       2001       2000      1999      1998
                                --------   --------   --------   --------  --------
Per Share Operating
 Performance:
Net Asset Value, beginning of
 year.......................... $  31.64   $  38.66   $  44.45   $  37.74  $  30.22
                                --------   --------   --------   --------  --------
Income From Investment
 Operations:
Net investment income..........     0.37       0.36       0.36       0.44      0.42
Net realized and unrealized
 gains (losses) on investments.    (7.34)     (5.05)     (4.37)      7.23      8.11
                                --------   --------   --------   --------  --------
   Total from investment
    operations.................    (6.97)     (4.69)     (4.01)      7.67      8.53
                                --------   --------   --------   --------  --------
Less Distributions:
Dividends from net investment
 income........................    (0.36)     (0.35)     (0.37)     (0.43)    (0.42)
Distributions from net
 realized gains................    (0.22)     (1.98)     (1.41)     (0.53)    (0.59)
                                --------   --------   --------   --------  --------
   Total distributions.........    (0.58)     (2.33)     (1.78)     (0.96)    (1.01)
                                --------   --------   --------   --------  --------
Net Asset Value, end of year... $  24.09   $  31.64   $  38.66   $  44.45  $  37.74
                                ========   ========   ========   ========  ========
Total Investment Return(a).....   (22.19)%   (12.05)%    (9.03)%    20.45%    28.42%
Ratios/Supplemental Data:
Net assets, end of year (in
 millions)..................... $2,352.3   $3,394.1   $4,186.0   $4,655.0  $3,548.1
Ratios to average net assets:
 Expenses......................     0.37%      0.39%      0.39%      0.39%     0.37%
 Net investment income.........     1.25%      1.02%      0.83%      1.09%     1.25%
Portfolio turnover rate........        4%         3%         7%         2%        3%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D15

Financial Highlights


                                                        Value Portfolio
                                      --------------------------------------------------
                                                            Class I
                                      --------------------------------------------------
                                                           Year Ended
                                                          December 31,
                                      --------------------------------------------------
                                       2002(b)      2001      2000      1999       1998
                                      --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year... $  17.91   $  20.46   $  19.52  $  20.03  $  22.39
                                      --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income................     0.22       0.25       0.46      0.51      0.56
Net realized and unrealized gains
 (losses) on investments.............    (4.15)     (0.69)      2.45      1.89     (1.03)
                                      --------   --------   --------  --------  --------
   Total from investment operations..    (3.93)     (0.44)      2.91      2.40     (0.47)
                                      --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment
 income..............................    (0.23)     (0.30)     (0.44)    (0.50)    (0.59)
Distributions from net realized
 gains...............................       --      (1.81)     (1.53)    (2.41)    (1.30)
                                      --------   --------   --------  --------  --------
   Total distributions...............    (0.23)     (2.11)     (1.97)    (2.91)    (1.89)
                                      --------   --------   --------  --------  --------
Net asset value, end of year......... $  13.75   $  17.91   $  20.46  $  19.52  $  20.03
                                      ========   ========   ========  ========  ========
Total Investment Return(a)...........   (21.97)%    (2.08)%    15.59%     2.52%    (2.38)%
Ratios/Supplement Data:
Net assets, end of year (in
 millions)........................... $1,247.0   $1,801.4   $1,975.3  $2,040.0  $2,142.3
Ratios to average net assets:
 Expenses............................     0.43%      0.44%      0.45%     0.42%     0.42%
 Net investment income...............     1.39%      1.32%      2.31%     2.34%     2.54%
Portfolio turnover rate..............       94%       175%        85%       16%       20%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)Calculated based upon weighted average shares outstanding during the year.

                                                                    Value Portfolio
                                                              ------------------------
                                                                        Class II
                                                              ------------------------
                                                                  Year     May 14, 2001(d)
                                                                 Ended         through
                                                              December 31,  December 31,
                                                                2002(e)         2001
                                                              ------------ ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........................   $ 17.91        $19.79
                                                                -------        ------
Income From Investment Operations:
Net investment income........................................      0.16          0.12
Net realized and unrealized gain (losses) on investments.....     (4.15)        (1.01)
                                                                -------        ------
   Total from investment operations..........................     (3.99)        (0.89)
                                                                -------        ------
Less Distributions:
Dividends from net investment income.........................     (0.17)        (0.14)
Distributions from net realized gains........................        --         (0.85)
                                                                -------        ------
   Total distributions.......................................      (.17)        (0.99)
                                                                -------        ------
Net Asset Value, end of period...............................   $ 13.75        $17.91
                                                                =======        ======
Total Investment Return(a)...................................    (22.35)%       (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......................   $   1.5        $  1.1
Ratios to average net assets:
 Expenses....................................................      0.83%         0.84%(b)
 Net investment income.......................................      1.04%         0.94%(b)
Portfolio turnover rate......................................        94%          175%(c)

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)Annualized.

(c)Not annualized.

(d)Commencement of offering of Class II shares.

(e)Calculated based upon weighted average shares outstanding during the year.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D16

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting The Prudential Series Fund, Inc. (hereafter referred to as the "Portfolios") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 13, 2003

                                      E1

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2002) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2002, the Series Fund paid dividends as follows:

                                                Ordinary    Long-Term   Tax Return     Total
                                                Dividends Capital Gains of Capital Distributions
                                                --------- ------------- ---------- -------------
Conservative Balanced Portfolio                  $0.034          --           --      $0.034
Diversified Bond Portfolio                        1.262          --       $0.014       1.276
Diversified Conservative Growth Portfolio         0.019          --           --       0.019
Equity Portfolio (Class I)                        0.165          --           --       0.165
Equity Portfolio (Class II)                       0.095          --           --       0.095
Flexible Managed Portfolio                        0.407          --           --       0.407
Global Portfolio                                  0.135          --           --       0.135
Government Income Portfolio                       1.067      $0.072           --       1.139
High Yield Bond Portfolio                         0.885          --           --       0.885
Jennison Portfolio (Class I)                      0.034          --           --       0.034
Jennison Portfolio (Class II)                        --          --           --          --
Jennison 20/20 Focus Portfolio (Class I)          0.002          --           --       0.002
Jennison 20/20 Focus Portfolio (Class II)            --          --           --          --
Money Market Portfolio                            0.150          --           --       0.150
Natural Resources Portfolio                       0.122       0.248           --       0.370
Small Capitalization Stock Portfolio              0.131       0.188           --       0.319
SP Aggressive Growth Asset Allocation Portfolio      --          --           --          --
SP AIM Aggressive Growth Portfolio                   --          --           --          --
SP AIM Core Equity Portfolio                         --          --           --          --
SP Alliance Large Cap Growth Portfolio               --          --           --          --
SP Alliance Technology Portfolio                     --          --           --          --
SP Balanced Asset Allocation Portfolio            0.001       0.007           --       0.008
SP Conservative Asset Allocation Portfolio        0.031       0.007           --       0.038
SP Davis Value Portfolio                          0.001          --           --       0.001
SP Deutsche International Equity Portfolio           --          --           --          --
SP Growth Asset Allocation Portfolio                 --       0.003           --       0.003
SP INVESCO Small Company Growth Portfolio            --          --           --          --
SP Jennison International Portfolio (Class I)        --          --           --          --
SP Jennison International Portfolio (Class II)       --          --           --          --
SP Large Cap Value Portfolio                      0.084          --        0.001       0.085
SP MFS Capital Opportunities Portfolio               --          --           --          --
SP Mid Cap Growth Portfolio                          --          --           --          --
SP PIMCO High Yield Portfolio                     0.638          --           --       0.638
SP PIMCO Total Return Portfolio                   0.284          --           --       0.284
SP Prudential U.S. Emerging Growth Portfolio
 (Class I)                                           --          --           --          --
SP Prudential U.S. Emerging Growth Portfolio
 (Class II)                                          --          --           --          --
SP Small/Mid Cap Value Portfolio                  0.046          --           --       0.046
SP Strategic Partners Focused Growth Portfolio
 (Class I)                                           --          --           --          --
SP Strategic Partners Focused Growth Portfolio
 (Class II)                                          --          --           --          --
Stock Index Portfolio                             0.374       0.204           --       0.578
Value Portfolio (Class I)                         0.227          --           --       0.227
Value Portfolio (Class II)                        0.168          --           --       0.168
Zero Coupon Bond 2005 Portfolio                   1.246       0.132           --       1.378

                                      E2

At Prudential Financial, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select\*\ Variable Annuity and Discovery Choice* Variable Annuity offer. So whenever you need assistance, do not hesitate to call or write the Prudential Annuity Service Center. Of course, your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.

HOW TO REACH US BY PHONE

Customer Service Representatives
For personalized annuity service, you can call one of our specially trained customer service representatives toll free Monday to Friday, 8 a.m. to 8 p.m. ET. Call [888] PRU-2888 (778-2888).

HOW TO REACH US BY MAIL

Any written requests or correspondence about your annuity should be directed as follows:

REGULAR MAIL                            EXPRESS MAIL
Prudential Annuity Service Center       Prudential Annuity Service Center
PO Box 7960                             2101 Welsh Road
Philadelphia, PA 19101                  Dresher, PA 19025

For online access to your policy information, visit www.prudential.com.

Discovery Select(R) Variable Annuity and Discovery Choice(R) Variable
Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC(PIMS). Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Discovery Select and Discovery Choice are registered service marks of The Prudential Insurance Company of America.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding") in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke or "opt out" of householding at any time.

The 2002 Audited Financial Statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will be available commencing April 30, 2003. You may call (888)778.2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to the investment performance or safety of the underlying portfolios in the variable annuity.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

[LOGO OF PRUDENTIAL FINANCIAL]                                      Presorted
Prudential Annuity Service Center                                 Bound Printed
PO Box 13467                                                         Matter
Philadelphia, PA 19101                                            U.S. Postage
Address Service Requested                                             PAID
                                                                   Prudential

Discovery Select-ORD96889
Discovery Choice-ORD000004
IPS-2003-4072892 Ed. 12/31/2002 VR-X-99 VFM-98-OR